UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1.	Reports to Stockholders.

MainStay VP Balanced Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/2/2005	11.81%	4.07%	4.82%	9.60%	0.75%
Service Class Shares	5/2/2005	11.67	3.81	4.56	9.33	1.00

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell Midcap® Value Index[3]	18.02%	3.68%	6.72%	14.56%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[4]	4.97	6.93	2.39	3.24
Balanced Composite Index[5]	12.88	5.49	5.18	10.18
Morningstar Allocation—50% to 70% Equity Category Average[6]	12.21	5.73	5.04	8.93

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell Midcap® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasurys, government-related and investment-grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (40% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,118.10	$3.99	$1,021.03	$3.81	0.76%

Service Class Shares	$1,000.00	$1,116.70	$5.30	$1,019.79	$5.06	1.01%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Balanced Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.75%–3.00%, due 4/30/20–5/15/29

2.	iShares Intermediate Government / Credit Bond ETF

3.	Federal Home Loan Bank, 1.70%–3.25%, due 5/15/20–11/16/28

4.	Federal Home Loan Mortgage Corporation, 1.25%–2.90%, due 8/15/19–6/17/24

5.	JPMorgan Chase & Co.
6.	Bank of America Corp.

7.	Morgan Stanley

8.	iShares Russell 1000 Value ETF

9.	Citigroup, Inc.

10.	Anadarko Petroleum Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Balanced Portfolio returned 11.81% for Initial Class shares and 11.67% for Service Class shares. Over the same period, both share classes underperformed the 18.02% return of the Russell Midcap® Value Index, which is the Portfolio’s primary benchmark, and outperformed the 4.97% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2019, both share classes underperformed the 12.88% return of the Balanced Composite Index, which is an additional benchmark of the Portfolio, and the 12.21% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

What factors affected the Portfolio’s performance relative to its benchmarks and peers during the reporting period?

In the equity portion of the Portfolio, stock selection was primarily responsible for the Portfolio’s underperformance relative to the Russell Midcap® Value Index during the reporting period, whereas sector allocation effect was neutral. The Portfolio’s performance directly reflected the performance of our stock selection model, particularly the weak effectiveness of the model’s valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis. Valuation ranges across markets were compressed and value signals, which tend to prove most effective in an environment in which profits are accelerating, struggled amid a decelerating global growth outlook. Valuation signals proved more effective in June 2019 when value performance rebounded. Positive contributions from the stock selection model’s other factors provided only partial mitigation. (Contributions take weightings and total returns into account.) Momentum signals, which evaluate historical price trends, generated positive performance for the Portfolio during the reporting period, but proved volatile and inconsistent, hence difficult to capture. Sentiment signals, a gauge of institutional investor sentiment, were not effective during the first half of the reporting period but rebounded in the second half of the same period thanks to the Portfolio’s underweight positions.

The fixed-income portion of the Portfolio held overweight exposure relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the corporate, asset-backed and commercial mortgage-backed sectors throughout the reporting period. Of these, corporate sector holdings generated the strongest performance. Within the corporate sector, the Portfolio’s allocations to financials and industrials were most accretive to returns. Within the asset-backed sector, the Portfolio’s allocation to collateralized loan obligations bolstered performance. During the first half of the reporting period, the Portfolio’s overweight exposure to U.S. government agencies was accretive to performance. During the second half of the same period, the Portfolio’s overweight allocation to fixed-rate asset-backed securities detracted from performance. Throughout the reporting period, the Portfolio’s underweight position in the non-corporate sector detracted from performance as well.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the equity portion of the Portfolio did not use derivatives. Over the same period, the use of derivatives by the fixed-income portion of Portfolio was limited to interest-rate derivatives used to keep the duration2 of the Portfolio in line with the Subadvisor’s target. These interest-rate derivatives had a slightly positive impact on the performance of the fixed-income portion of the Portfolio during the reporting period.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?

During the reporting period, the sectors that made the greatest positive contributions to the performance of the equity portion of the Portfolio relative to the Russell Midcap® Value Index included consumer staples, consumer discretionary and materials. Over the same period, the sectors that detracted the most from the relative performance of the equity portion of the Portfolio included health care, information technology and industrials.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

The stocks that made the most substantial positive contributions to the absolute performance of the equity portion of the Portfolio during the reporting period included packing & containers

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Balanced Portfolio

manufacturer Ball, consumer finance company Synchrony Financial, and food manufacturer Tyson Foods. The stocks that detracted the most from the absolute performance of the equity portion of the Portfolio during the reporting period included communications equipment company CommScope, generic drug maker Mylan and department store chain Kohl’s.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the equity portion of the Portfolio made its largest initial purchase in insurance company Arch Capital, and its largest increase in position size in payment processing firm Worldpay. Over the same period, the equity portion of the Portfolio made its largest complete sale of a position in reinsurance group Everest Re Group, and its most substantial decrease in position size in life sciences tools & services company Agilent Technologies.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Relative to the Russell Midcap® Value Index, the equity portion of the Portfolio saw its most substantial weighting increases of the reporting period in the industrials and consumer staples sectors. Over the same period, the equity portion of the Portfolio saw its most significant decreases in sector exposures relative to the benchmark in utilities and energy.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the equity portion of the Portfolio held its most substantially overweight sector positions relative to the Russell Midcap® Value Index in communication services and consumer staples. As of the same date, the equity portion of the Portfolio held its most substantially underweight sector positions relative to the Index in real estate and utilities.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio generally maintained a duration that was relatively close to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. However, on several occasions we shortened the duration of the Portfolio relative to the benchmark, a strategy that had a slightly positive impact on the Portfolio’s performance. As of June 30, 2019, the effective duration of the fixed-income portion of the Portfolio was 3.94 years, compared to a duration of

3.92 years for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities throughout the reporting period. During the reporting period, we reduced the Portfolio’s exposure to the corporate sector as yields declined and valuations became less attractive, despite lingering concerns about global growth and unresolved trade-related tensions with China. Specifically, we reduced the Portfolio’s exposure to financials, health care and wirelines as these sectors constituted the largest risk positions in the Portfolio. During the first half of the reporting period, we increased the Portfolio’s allocation to U.S. government agencies. Spreads3 on longer-duration U.S. government agency securities moved wider as market volatility picked up towards the end of 2018. This created an attractive opportunity to add to the Portfolio’s overweight exposure to the sector. Throughout the reporting period we maintained the Portfolio’s overweight allocation to asset-backed securities and commercial mortgage-backed securities, sectors that, in our opinion, offered favorable yield dynamics and superior credit quality.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, the fixed-income portion of the Portfolio maintained overweight exposure relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financial, industrial and utilities sectors. This positioning contributed positively to the Portfolio’s performance relative to the Index. Among financials, the banking subsector had the most positive impact on the Portfolio’s relative performance, with overweight positions in securities issued by Bank of America, Morgan Stanley and Citigroup all adding to relative performance. Leading holdings among industrial bonds included securities issued by Anheuser-Busch, InBev Worldwide and Verizon Communications. Among utilities, the Portfolio’s overweight exposure to the electric subsector enhanced relative performance. In the non-corporate sector, the Portfolio’s underweight position versus the benchmark in the sovereign subsector detracted from relative performance.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

9

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio generally sought to purchase corporate bonds during periods of market weakness. As the market stabilized, the fixed-income portion of the Portfolio sold corporate bonds to reduce the degree to which it was overweight relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?

The fixed-income portion of the Portfolio held overweight exposures to commercial mortgage-backed securities and asset-backed securities throughout the reporting period. In the second half of the reporting period, we moderately reduced the Portfolio’s allocation to commercial mortgage-backed securities and remained focused on asset-backed securities due to compelling relative value opportunities in collateralized loan obligations and student loans. As we trimmed the Portfolio’s corporate sector holdings, we increased the Portfolio’s exposure to the Treasury sector.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the fixed-income portion of the Portfolio held an overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. Within the corporate sector, the fixed-income portion of the Portfolio held overweight positions in financials and utilities. As of the same date, the fixed-income portion of the Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. The largest overweight allocation in spread assets at the end of the reporting period was in the asset-backed securities sector.

As of June 30, 2019, the fixed-income portion of the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the sovereign, supranational, foreign agency and foreign local government sectors.

As of June 30, 2019, the fixed-income portion of the Portfolio maintained a duration that was slightly longer than the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Balanced Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 37.6%† Asset-Backed Securities 3.3%
Automobile 0.2%
Avis Budget Rental Car Funding AESOP LLC Series 2019-1A, Class A 3.45%, due 3/20/23 (a)	$100,000	$102,418
Mercedes Benz Auto Lease Trust Series 2019-A, Class A3 3.10%, due 11/15/21	150,000	151,609
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56%, due 11/25/31 (a)	750,000	758,789

		1,012,816

Other Asset-Backed Securities 3.1%
AIMCO CLO Series 2017-AA, Class A 3.852% (3 Month LIBOR + 1.26%), due 7/20/29 (a)(b)	250,000	250,098
Apidos CLO Series 2015-21A, Class A1R 3.531% (3 Month LIBOR + 0.93%), due 7/18/27 (a)(b)	400,000	400,026
Apidos CLO XXV Series 2016-25A, Class A1R 3.762% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	400,000	399,359
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 3.778% (3 Month LIBOR + 1.19%), due 4/17/26 (a)(b)	113,759	113,789
Benefit Street Partners CLO, Ltd. Series 2015-VIIA, Class A1AR 3.381% (3 Month LIBOR + 0.78%), due 7/18/27 (a)(b)	250,000	249,264
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1 3.842% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(b)	300,000	300,067
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 3.822% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	750,000	749,464
DB Master Finance LLC Series 2019-1A, Class A2I 3.787%, due 5/20/49 (a)	550,000	561,726
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	1,277,250	1,279,179
Dryden Senior Loan Fund Series 2018-71A, Class A 3.843% (3 Month LIBOR + 1.15%), due 1/15/29 (a)(b)	300,000	300,003

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	$119,810	$120,034
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	98,000	100,731
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 3.779% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(b)	250,000	249,997
Highbridge Loan Management, Ltd. Series 2011-A17, Class A 3.825%, due 5/6/30 (a)	850,000	850,026
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	350,260	360,782
Magnetite XVIII, Ltd. Series 2016-18A, Class AR 3.598% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(b)	400,000	399,417
MVW Owner Trust Series 2019-1A, Class A 2.89%, due 11/20/36 (a)	250,000	253,294
Navient Private Education Refi Loan Trust Series 2019-CA, Class A2 3.13%, due 2/15/68 (a)	300,000	306,386
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 3.912% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(b)	350,000	350,907
Palmer Square CLO, Ltd. Series 2015-1A, Class A1R2 3.742% (3 Month LIBOR + 1.22%), due 5/21/29 (a)(b)	500,000	499,997
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 3.672% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(b)	400,000	399,741
Sierra Receivables Funding Co. LLC Series 2019-1A, Class A 3.20%, due 1/20/36 (a)	173,829	178,100
SMB Private Education Loan Trust Series 2019-B, Class A2A 2.84%, due 6/15/37 (a)	500,000	503,895
SoFi Professional Loan Program LLC Series 2019-A, Class A1FX 3.18%, due 6/15/48 (a)	263,115	265,610
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.86% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(b)	450,000	449,554

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Taco Bell Funding, LLC Series 2018-1A, Class A2I 4.318%, due 11/25/48 (a)	$398,000	$412,841
THL Credit Wind River CLO, Ltd. Series 2017-4A, Class A 3.67% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	250,000	249,201
TIAA CLO III, Ltd. Series 2017-2A, Class A 3.751% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	350,000	347,696
TICP CLO XIII, Ltd. Series 2019 13A, Class A 3.665% (3 Month LIBOR + 1.3%), due 7/15/32 (a)(b)	350,000	349,992
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 3.662% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(b)	260,000	260,001
Voya CLO, Ltd. Series 2019-1A, Class A 3.813% (3 Month LIBOR + 1.17%), due 4/15/29 (a)(b)	250,000	250,007
Westcott Park CLO, Ltd. Series 2016 1A, Class AR 3.684% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(b)	400,000	400,021

		12,161,205

Total Asset-Backed Securities (Cost $13,103,736)		13,174,021

Corporate Bonds 14.5%
Aerospace & Defense 0.4%
BAE Systems PLC 4.75%, due 10/11/21 (a)	1,050,000	1,099,528
Boeing Co. 3.10%, due 5/1/26	425,000	437,379

		1,536,907

Auto Manufacturers 0.6%
Ford Motor Credit Co. LLC
4.25%, due 9/20/22	620,000	635,888
5.875%, due 8/2/21	365,000	384,878
General Motors Financial Co., Inc. 4.35%, due 4/9/25	500,000	515,792
Volkswagen Group of America Finance LLC 4.00%, due 11/12/21 (a)	725,000	748,298

		2,284,856

	Principal Amount	Value
Banks 4.2%
Bank of America Corp. 4.45%, due 3/3/26	$1,920,000	$2,070,995
Bank of Montreal 3.081% (3 Month LIBOR + 0.63%), due 9/11/22 (b)	600,000	602,521
Citigroup, Inc. 4.60%, due 3/9/26	1,600,000	1,731,136
Credit Agricole S.A. 3.375%, due 1/10/22 (a)	250,000	254,965
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	865,000	896,747
Discover Bank 3.20%, due 8/9/21	850,000	862,583
Fifth Third Bancorp 4.30%, due 1/16/24	750,000	800,930
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (c)	870,000	878,414
3.85%, due 1/26/27	475,000	496,468
HSBC Holdings PLC
3.086% (3 Month LIBOR + 0.65%), due 9/11/21 (b)	900,000	900,832
3.973%, due 5/22/30 (c)	250,000	261,139
JPMorgan Chase & Co.
3.702%, due 5/6/30 (c)	175,000	184,515
3.875%, due 9/10/24	2,275,000	2,391,784
Lloyds Banking Group PLC 2.907%, due 11/7/23 (c)	1,000,000	1,001,661
Morgan Stanley
3.625%, due 1/20/27	250,000	262,384
4.10%, due 5/22/23	1,000,000	1,052,664
4.35%, due 9/8/26	595,000	638,034
Santander UK PLC 3.40%, due 6/1/21	200,000	203,321
SunTrust Bank 3.115% (3 Month LIBOR + 0.59%), due 5/17/22 (b)	800,000	801,245
UBS Group Funding Switzerland A.G. 4.125%, due 4/15/26 (a)	500,000	534,157

		16,826,495

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc.
4.00%, due 4/13/28	350,000	378,018
4.75%, due 1/23/29	770,000	874,109

		1,252,127

Building Materials 0.4%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	850,000	894,360
Masco Corp. 4.45%, due 4/1/25	850,000	905,265

		1,799,625

12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 0.2%
Dow Chemical Co. (a)
3.15%, due 5/15/24	$175,000	$178,481
4.80%, due 11/30/28	250,000	281,171
NewMarket Corp. 4.10%, due 12/15/22	400,000	414,793

		874,445

Diversified Financial Services 0.5%
American Express Co. 3.70%, due 11/5/21	500,000	515,435
Discover Financial Services 5.20%, due 4/27/22	25,000	26,768
GE Capital International Funding Co. 3.373%, due 11/15/25	1,015,000	1,027,487
TD Ameritrade Holding Corp. 2.95%, due 4/1/22	300,000	305,425

		1,875,115

Electric 1.6%
Arizona Public Service Co. 2.20%, due 1/15/20	250,000	249,674
Commonwealth Edison Co. 3.10%, due 11/1/24	400,000	412,807
DTE Electric Co. 2.65%, due 6/15/22	375,000	379,516
Electricite de France S.A. 2.35%, due 10/13/20 (a)	1,500,000	1,500,827
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	750,000	752,564
Entergy Arkansas LLC 3.70%, due 6/1/24	375,000	397,028
Entergy Corp. 4.00%, due 7/15/22	750,000	780,244
Evergy, Inc. 4.85%, due 6/1/21	280,000	290,003
Exelon Corp. 2.85%, due 6/15/20	425,000	426,346
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	500,000	536,641
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26 (d)	375,000	385,495
WEC Energy Group, Inc. 3.375%, due 6/15/21	350,000	356,869

		6,468,014

Food 0.3%
Conagra Brands, Inc. 4.85%, due 11/1/28	350,000	388,194
Ingredion, Inc. 4.625%, due 11/1/20	175,000	179,757
Kraft Heinz Foods Co. 3.00%, due 6/1/26	140,000	136,232

	Principal Amount	Value
Food (continued)
Tyson Foods, Inc. 4.00%, due 3/1/26	$325,000	$345,666

		1,049,849

Forest Products & Paper 0.1%
Fibria Overseas Finance, Ltd. 4.00%, due 1/14/25	375,000	377,812

Health Care—Products 0.3%
Becton Dickinson & Co. 2.894%, due 6/6/22	1,213,000	1,229,479

Health Care—Services 0.3%
Cigna Corp. 4.125%, due 11/15/25 (a)	965,000	1,027,668

Iron & Steel 0.2%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	126,869
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	700,000	734,977

		861,846

Media 0.1%
Fox Corp. 4.709%, due 1/25/29 (a)	265,000	296,468

Miscellaneous—Manufacturing 0.1%
Parker-Hannifin Corp. 3.25%, due 6/14/29	250,000	259,298

Multi-National 0.6%
International Bank for Reconstruction & Development
2.00%, due 10/30/20	600,000	600,001
2.60%, due 6/28/24	350,000	349,560
2.70%, due 5/16/22	575,000	582,880
2.88%, due 5/15/24	650,000	665,377

		2,197,818

Oil & Gas 0.6%
Anadarko Petroleum Corp.
4.85%, due 3/15/21	797,000	825,035
5.55%, due 3/15/26	675,000	758,619
Cenovus Energy, Inc. 4.25%, due 4/15/27 (d)	200,000	207,175
Helmerich & Payne, Inc. 4.65%, due 3/15/25	400,000	423,469
Nabors Industries, Inc. 5.00%, due 9/15/20 (d)	126,000	126,315

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Petroleos Mexicanos
3.50%, due 1/30/23	$100,000	$94,890
4.875%, due 1/24/22	75,000	74,812
5.35%, due 2/12/28	50,000	45,505

		2,555,820

Oil & Gas Services 0.2%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	925,000	963,831

Packaging & Containers 0.2%
WRKCo., Inc. 3.75%, due 3/15/25	675,000	700,312

Pharmaceuticals 0.3%
Bayer U.S. Finance II LLC 3.875%, due 12/15/23 (a)	425,000	441,321
Bristol-Myers Squibb Co. 3.20%, due 6/15/26 (a)	625,000	649,382

		1,090,703

Pipelines 0.6%
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	850,000	911,800
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	1,264,000	1,310,971
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	175,000	174,770

		2,397,541

Real Estate Investment Trusts 1.0%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	650,000	656,569
HCP, Inc. 3.25%, due 7/15/26	450,000	453,518
Highwoods Realty, L.P. 3.625%, due 1/15/23	1,000,000	1,021,670
Realty Income Corp. 3.25%, due 10/15/22	475,000	487,337
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	1,230,000	1,330,101

		3,949,195

Retail 0.3%
CVS Health Corp. 4.30%, due 3/25/28	975,000	1,028,116
Home Depot, Inc. 2.95%, due 6/15/29	300,000	307,746

		1,335,862

	Principal Amount	Value
Software 0.5%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	$1,075,000	$1,072,797
Fiserv, Inc.
3.20%, due 7/1/26	300,000	306,204
4.20%, due 10/1/28	475,000	514,225
4.75%, due 6/15/21	200,000	208,868

		2,102,094

Telecommunications 0.4%
AT&T, Inc. 4.35%, due 3/1/29	575,000	619,321
Verizon Communications, Inc.
3.376%, due 2/15/25	131,000	136,736
4.016%, due 12/3/29 (a)	862,000	933,323

		1,689,380

Transportation 0.2%
Union Pacific Corp. 3.70%, due 3/1/29	600,000	645,556

Total Corporate Bonds (Cost $55,717,443)		57,648,116

Foreign Government Bonds 0.2%
Colombia 0.1%
Colombia Government International Bond 3.875%, due 4/25/27	220,000	229,460

Mexico 0.1%
Mexico Government International Bond 3.75%, due 1/11/28	300,000	305,625

Philippines 0.0%‡
Philippine Government International Bond 3.00%, due 2/1/28	200,000	205,370

Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	50,000	53,688

Total Foreign Government Bonds (Cost $746,488)		794,143

Mortgage-Backed Securities 1.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.7%
Bank
Series 2017-BNK5, Class A2 2.987%, due 6/15/60	300,000	305,636
Series 2018-BN14, Class A2 4.128%, due 9/15/60	400,000	428,052

14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	$200,000	$208,222
Series 2018-B2, Class A2 3.662%, due 2/15/51	150,000	156,754
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	600,000	610,796
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	900,000	912,150
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	800,000	813,345
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
Series K090, Class A2 3.422%, due 2/25/29	300,000	322,797
Series K091, Class A2 3.505%, due 3/25/29	195,000	211,386
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	200,000	203,777
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	5,323	5,417
Series 2017-C33, Class A2 3.14%, due 5/15/50	1,000,000	1,021,497
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	900,000	923,217
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	500,000	521,353

Total Mortgage-Backed Securities (Cost $6,634,602)		6,644,399

U.S. Government & Federal Agencies 17.9%
Federal Home Loan Bank 1.6%
1.70%, due 5/15/20	500,000	498,545
2.30%, due 1/26/21	475,000	475,107
2.50%, due 12/10/27	1,050,000	1,070,672
2.51%, due 12/29/22	400,000	400,447
2.65%, due 5/23/22	275,000	275,079
3.00%, due 3/10/28	300,000	316,958
3.125%, due 9/12/25	800,000	850,968

	Principal Amount	Value
Federal Home Loan Bank (continued)
3.25%, due 6/9/28	$800,000	$864,211
3.25%, due 11/16/28	1,375,000	1,494,223

		6,246,210

Federal Home Loan Mortgage Corporation 1.0%
1.25%, due 8/15/19	350,000	349,580
2.55%, due 6/6/22	400,000	400,149
2.55%, due 6/20/22	325,000	325,058
2.70%, due 9/27/21	400,000	400,489
2.70%, due 4/5/22	400,000	400,024
2.70%, due 4/8/22	400,000	400,629
2.75%, due 6/17/24	400,000	400,076
2.753%, due 1/30/23	400,000	400,215
2.89%, due 4/16/24	400,000	400,667
2.90%, due 5/9/24	500,000	500,318

		3,977,205

Federal National Mortgage Association 0.4%
1.25%, due 7/26/19	450,000	449,698
1.875%, due 9/24/26 (d)	1,125,000	1,113,534

		1,563,232

United States Treasury Notes 14.9%
1.75%, due 6/15/22	8,000,000	8,011,250
1.875%, due 9/30/22	300,000	301,477
2.00%, due 5/31/24	9,900,000	10,016,402
2.125%, due 5/31/21	7,700,000	7,752,336
2.125%, due 5/31/26	900,000	915,047
2.25%, due 11/15/25	1,075,000	1,100,909
2.375%, due 4/30/20	425,000	426,245
2.375%, due 5/15/29 (d)	1,825,000	1,885,952
2.50%, due 2/15/22	7,375,000	7,519,907
2.75%, due 4/30/23	3,825,000	3,968,438
2.875%, due 10/31/20	15,925,000	16,132,149
3.00%, due 9/30/25	1,200,000	1,282,031

		59,312,143

Total U.S. Government & Federal Agencies (Cost $70,094,347)		71,098,790

Total Long-Term Bonds (Cost $146,296,616)		149,359,469

	Shares
Common Stocks 56.5%
Aerospace & Defense 0.8%
Arconic, Inc.	6,422	165,816
Curtiss-Wright Corp.	1,459	185,483
General Dynamics Corp.	3,368	612,370
Hexcel Corp.	2,161	174,782
Huntington Ingalls Industries, Inc.	439	98,661

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Aerospace & Defense (continued)
Raytheon Co.	3,371	$586,149
Spirit AeroSystems Holdings, Inc., Class A	3,068	249,643
Textron, Inc.	5,251	278,513
United Technologies Corp.	5,452	709,850

		3,061,267

Air Freight & Logistics 0.2%
FedEx Corp.	3,767	618,504
XPO Logistics, Inc. (e)	1,040	60,122

		678,626

Airlines 1.0%
Alaska Air Group, Inc.	10,895	696,300
Copa Holdings S.A., Class A	2,942	287,051
Delta Air Lines, Inc.	14,023	795,805
JetBlue Airways Corp. (e)	16,752	309,745
Southwest Airlines Co.	15,594	791,863
United Continental Holdings, Inc. (e)	12,366	1,082,643

		3,963,407

Auto Components 0.2%
Aptiv PLC	165	13,337
Lear Corp.	4,726	658,190

		671,527

Automobiles 0.4%
Ford Motor Co.	79,787	816,221
General Motors Co.	15,803	608,890

		1,425,111

Banks 2.5%
Bank of America Corp.	28,329	821,541
Bank OZK	19,986	601,379
BB&T Corp.	12,533	615,746
CIT Group, Inc.	12,706	667,573
Citigroup, Inc.	11,762	823,693
Citizens Financial Group, Inc.	16,547	585,102
Comerica, Inc.	6,618	480,732
Fifth Third Bancorp	12,436	346,964
First Citizens BancShares, Inc., Class A	722	325,095
First Hawaiian, Inc.	20,661	534,500
JPMorgan Chase & Co.	6,421	717,868
KeyCorp	158	2,804
M&T Bank Corp.	938	159,526
PNC Financial Services Group, Inc.	4,509	618,995
Signature Bank	2,782	336,177
SunTrust Banks, Inc.	12,946	813,656
Synovus Financial Corp.	7,553	264,355
U.S. Bancorp	11,592	607,421
Wells Fargo & Co.	15,210	719,737

		10,042,864

	Shares	Value
Beverages 0.8%
Coca-Cola Co.	11,787	$600,194
Constellation Brands, Inc., Class A	3,256	641,237
Keurig Dr. Pepper, Inc.	24,222	700,016
Molson Coors Brewing Co., Class B	6,631	371,336
PepsiCo., Inc.	5,264	690,268

		3,003,051

Biotechnology 1.0%
Alexion Pharmaceuticals, Inc. (e)	4,807	629,621
Alkermes PLC (e)	4,832	108,913
Amgen, Inc.	3,803	700,817
Biogen, Inc. (e)	3,320	776,448
Bluebird Bio, Inc. (e)	231	29,383
Gilead Sciences, Inc.	11,857	801,059
Regeneron Pharmaceuticals, Inc. (e)	1,974	617,862
United Therapeutics Corp. (e)	2,782	217,163

		3,881,266

Building Products 0.5%
Johnson Controls International PLC	19,465	804,099
Masco Corp.	18,505	726,136
Owens Corning	7,384	429,749

		1,959,984

Capital Markets 1.8%
Ameriprise Financial, Inc.	3,525	511,689
Bank of New York Mellon Corp.	18,336	809,534
BlackRock, Inc.	1,510	708,643
Charles Schwab Corp.	17,560	705,736
CME Group, Inc.	3,137	608,923
E*TRADE Financial Corp.	8,557	381,642
Goldman Sachs Group, Inc.	3,058	625,667
Intercontinental Exchange, Inc.	8,241	708,232
Janus Henderson Group PLC	13,894	297,332
Lazard, Ltd., Class A	5,674	195,129
Morgan Stanley	16,204	709,897
Northern Trust Corp.	155	13,950
Raymond James Financial, Inc.	2,575	217,716
State Street Corp.	623	34,925
TD Ameritrade Holding Corp.	14,318	714,755

		7,243,770

Chemicals 1.8%
Air Products & Chemicals, Inc.	3,530	799,086
Celanese Corp.	3,921	422,684
CF Industries Holdings, Inc.	17,384	812,007
Corteva, Inc. (e)	9,936	293,808
Dow, Inc. (e)	15,672	772,786
DuPont de Nemours, Inc.	8,160	612,571
FMC Corp.	2,998	248,684
Huntsman Corp.	21,811	445,817
Linde PLC	3,003	603,002
LyondellBasell Industries N.V., Class A	9,164	789,295

16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Mosaic Co.	6,976	$174,609
PPG Industries, Inc.	6,843	798,647
Valvoline, Inc.	13,682	267,210

		7,040,206

Commercial Services & Supplies 0.4%
ADT, Inc. (d)	32,695	200,093
Clean Harbors, Inc. (e)	8,829	627,742
IAA, Inc. (e)	578	22,415
KAR Auction Services, Inc.	578	14,450
Republic Services, Inc.	818	70,871
Waste Management, Inc.	6,899	795,938

		1,731,509

Communications Equipment 0.2%
CommScope Holding Co., Inc. (e)	13,606	214,022
EchoStar Corp., Class A (e)	9,336	413,771
Motorola Solutions, Inc.	461	76,863

		704,656

Construction & Engineering 0.2%
AECOM (e)	19,101	722,973

Construction Materials 0.3%
Eagle Materials, Inc.	5,813	538,865
Martin Marietta Materials, Inc.	1,862	428,465
Vulcan Materials Co.	504	69,204

		1,036,534

Consumer Finance 1.0%
American Express Co.	5,636	695,708
Capital One Financial Corp.	8,846	802,686
Discover Financial Services	12,088	937,908
OneMain Holdings, Inc.	1,810	61,196
SLM Corp.	65,430	635,980
Synchrony Financial	28,639	992,914

		4,126,392

Containers & Packaging 0.5%
Ardagh Group S.A.	9,164	160,370
Ball Corp.	9,458	661,965
Berry Global Group, Inc. (e)	12,347	649,329
International Paper Co.	720	31,190
Silgan Holdings, Inc.	18,018	551,351
WestRock Co.	2,899	105,727

		2,159,932

Diversified Consumer Services 0.3%
Graham Holdings Co., Class B	714	492,682
H&R Block, Inc.	23,193	679,555
ServiceMaster Global Holdings, Inc. (e)	1,515	78,916

		1,251,153

	Shares	Value
Diversified Financial Services 0.5%
AXA Equitable Holdings, Inc.	31,542	$659,228
Berkshire Hathaway, Inc., Class B (e)	3,341	712,201
Voya Financial, Inc.	13,392	740,577

		2,112,006

Diversified Telecommunication Services 0.4%
AT&T, Inc.	21,414	717,583
CenturyLink, Inc.	14,422	169,603
Verizon Communications, Inc.	12,223	698,300

		1,585,486

Electric Utilities 2.0%
American Electric Power Co., Inc.	7,871	692,727
Avangrid, Inc.	2,915	147,208
Duke Energy Corp.	6,849	604,356
Edison International	1,974	133,067
Entergy Corp.	7,843	807,280
Evergy, Inc.	1,520	91,428
Eversource Energy	3,290	249,250
Exelon Corp.	14,576	698,773
FirstEnergy Corp.	4,473	191,489
Hawaiian Electric Industries, Inc.	15,049	655,384
NextEra Energy, Inc.	2,967	607,820
OGE Energy Corp.	6,214	264,468
PG&E Corp. (e)	12,791	293,170
Pinnacle West Capital Corp.	4,791	450,785
PPL Corp.	17,011	527,511
Southern Co.	12,670	700,398
Xcel Energy, Inc.	16,029	953,565

		8,068,679

Electrical Equipment 0.7%
Acuity Brands, Inc.	4,576	631,076
Eaton Corp. PLC	8,430	702,050
Emerson Electric Co.	10,577	705,697
GrafTech International, Ltd.	10,735	123,453
Regal Beloit Corp.	6,756	552,033

		2,714,309

Electronic Equipment, Instruments & Components 0.4%
Avnet, Inc.	14,645	662,979
Corning, Inc.	3,566	118,498
Jabil, Inc.	21,342	674,408

		1,455,885

Energy Equipment & Services 0.5%
Halliburton Co.	1,281	29,130
Helmerich & Payne, Inc.	6,194	313,540
Nabors Industries, Ltd.	87,444	253,588
Patterson-UTI Energy, Inc.	47,249	543,836
RPC, Inc. (d)	30,349	218,816
Schlumberger, Ltd.	17,852	709,439

		2,068,349

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Entertainment 0.9%
Activision Blizzard, Inc.	12,895	$608,644
Cinemark Holdings, Inc.	13,795	497,999
Electronic Arts, Inc. (e)	6,191	626,901
Take-Two Interactive Software, Inc. (e)	5,395	612,494
Viacom, Inc.
Class A (d)	3,735	127,364
Class B	21,159	632,019
Walt Disney Co.	4,292	599,335

		3,704,756

Equity Real Estate Investment Trusts 4.7%
American Campus Communities, Inc.	13,909	642,039
American Homes 4 Rent, Class A	13,767	334,676
Apartment Investment & Management Co., Class A	10,015	501,952
Apple Hospitality REIT, Inc.	38,064	603,695
AvalonBay Communities, Inc.	3,633	738,153
Boston Properties, Inc.	608	78,432
Brandywine Realty Trust	15,197	217,621
Brixmor Property Group, Inc.	19,470	348,124
Brookfield Property REIT, Inc., Class A	15,462	292,077
Camden Property Trust	4,514	471,216
Colony Capital, Inc.	113,615	568,075
Corporate Office Properties Trust	7,046	185,803
Digital Realty Trust, Inc.	2,485	292,708
Douglas Emmett, Inc.	4,334	172,667
Empire State Realty Trust, Inc., Class A	37,705	558,411
EPR Properties	8,826	658,331
Equity Residential	9,811	744,851
Essex Property Trust, Inc.	2,062	601,960
Gaming and Leisure Properties, Inc.	17,739	691,466
Hospitality Properties Trust	23,015	575,375
Host Hotels & Resorts, Inc.	48,619	885,838
Iron Mountain, Inc.	10,035	314,095
Kimco Realty Corp.	2,426	44,832
Lamar Advertising Co., Class A	516	41,646
Medical Properties Trust, Inc.	4,124	71,923
Mid-America Apartment Communities, Inc.	6,866	808,540
National Retail Properties, Inc.	2,558	135,600
Omega Healthcare Investors, Inc.	19,664	722,652
Outfront Media, Inc.	4,116	106,152
Park Hotels & Resorts, Inc.	17,703	487,895
Prologis, Inc.	7,711	617,651
Public Storage	3,377	804,300
Rayonier, Inc.	7,487	226,856
Realty Income Corp.	7,216	497,688
Retail Properties of America, Inc., Class A	379	4,457
Simon Property Group, Inc.	4,964	793,049
Sun Communities, Inc.	804	103,065
Taubman Centers, Inc.	270	11,024

	Shares	Value
Equity Real Estate Investment Trusts (continued)
UDR, Inc.	2,544	$114,200
Ventas, Inc.	14,021	958,335
VEREIT, Inc.	67,660	609,617
Weingarten Realty Investors	5,766	158,104
Welltower, Inc.	12,000	978,360
Weyerhaeuser Co.	913	24,048

		18,797,559

Food & Staples Retailing 0.4%
Casey’s General Stores, Inc.	60	9,359
Kroger Co.	2,632	57,141
Walgreens Boots Alliance, Inc.	13,299	727,056
Walmart, Inc.	7,177	792,987

		1,586,543

Food Products 1.9%
Archer-Daniels-Midland Co.	3,635	148,308
Campbell Soup Co.	14,700	589,029
Flowers Foods, Inc.	27,516	640,297
General Mills, Inc.	13,576	713,011
Ingredion, Inc.	3,835	316,349
J.M. Smucker Co.	7,360	847,798
Kellogg Co.	3,633	194,620
Kraft Heinz Co.	22,588	701,132
McCormick & Co., Inc.	78	12,091
Mondelez International, Inc., Class A	11,064	596,350
Pilgrim’s Pride Corp. (e)	20,848	529,331
Post Holdings, Inc. (e)	5,267	547,610
TreeHouse Foods, Inc. (e)	10,712	579,519
Tyson Foods, Inc., Class A	14,719	1,188,412

		7,603,857

Gas Utilities 0.2%
National Fuel Gas Co.	5,531	291,760
UGI Corp.	6,994	373,550

		665,310

Health Care Equipment & Supplies 1.5%
Abbott Laboratories	8,397	706,188
Baxter International, Inc.	8,640	707,616
Becton, Dickinson and Co.	2,428	611,880
Cooper Cos., Inc.	2,500	842,225
Danaher Corp.	4,276	611,126
DENTSPLY SIRONA, Inc.	11,157	651,122
Hill-Rom Holdings, Inc.	4,899	512,533
Hologic, Inc. (e)	482	23,146
Medtronic PLC	7,165	697,799
STERIS PLC (e)	2,528	376,369
Zimmer Biomet Holdings, Inc.	1,539	181,202

		5,921,206

18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 1.2%
Anthem, Inc.	2,159	$609,291
Cardinal Health, Inc.	8,977	422,817
Cigna Corp. (e)	3,840	604,992
CVS Health Corp.	11,221	611,432
Encompass Health Corp.	193	12,228
HCA Healthcare, Inc.	5,915	799,531
Henry Schein, Inc. (e)	3,755	262,474
Humana, Inc.	2,299	609,925
McKesson Corp.	4,087	549,252
Universal Health Services, Inc., Class B	2,645	344,882

		4,826,824

Hotels, Restaurants & Leisure 1.6%
Aramark	20,145	726,429
Caesars Entertainment Corp. (e)	16,787	198,422
Carnival Corp.	17,423	811,041
Darden Restaurants, Inc.	2,032	247,355
Las Vegas Sands Corp.	11,871	701,457
McDonald’s Corp.	2,945	611,559
MGM Resorts International	14,897	425,607
Norwegian Cruise Line Holdings, Ltd. (e)	9,927	532,385
Royal Caribbean Cruises, Ltd.	4,955	600,596
Yum China Holdings, Inc.	17,821	823,330
Yum! Brands, Inc.	5,472	605,586

		6,283,767

Household Durables 0.6%
Garmin, Ltd.	2,490	198,702
Lennar Corp., Class A	150	7,269
Newell Brands, Inc.	2,392	36,885
PulteGroup, Inc.	22,098	698,739
Toll Brothers, Inc.	16,486	603,717
Whirlpool Corp.	5,428	772,730

		2,318,042

Household Products 0.5%
Colgate-Palmolive Co.	8,328	596,868
Kimberly-Clark Corp.	5,926	789,817
Procter & Gamble Co.	6,348	696,058

		2,082,743

Independent Power & Renewable Electricity Producers 0.5%
AES Corp.	26,835	449,754
NRG Energy, Inc.	20,707	727,230
Vistra Energy Corp.	32,853	743,792

		1,920,776

Industrial Conglomerates 0.9%
3M Co.	4,052	702,374
Carlisle Cos., Inc.	4,707	660,910
General Electric Co.	58,675	616,088
Honeywell International, Inc.	4,012	700,455

	Shares	Value
Industrial Conglomerates (continued)
Roper Technologies, Inc.	2,245	$822,253

		3,502,080

Insurance 4.6%
Aflac, Inc.	12,843	703,925
Allstate Corp.	7,947	808,130
American International Group, Inc.	15,129	806,073
American National Insurance Co.	2,209	257,282
Arch Capital Group, Ltd. (e)	24,071	892,553
Arthur J. Gallagher & Co.	2,583	226,245
Assured Guaranty, Ltd.	14,528	611,338
Athene Holding, Ltd., Class A (e)	7,601	327,299
AXIS Capital Holdings, Ltd.	6,187	369,055
Brighthouse Financial, Inc. (e)	13,983	513,036
Chubb, Ltd.	4,738	697,860
Cincinnati Financial Corp.	323	33,485
CNA Financial Corp.	5,837	274,748
Fidelity National Financial, Inc.	20,591	829,817
First American Financial Corp.	12,486	670,498
Hanover Insurance Group, Inc.	4,098	525,773
Hartford Financial Services Group, Inc.	13,320	742,190
Kemper Corp.	3,461	298,650
Lincoln National Corp.	13,466	867,884
Marsh & McLennan Cos., Inc.	6,175	615,956
Mercury General Corp.	9,432	589,500
MetLife, Inc.	16,178	803,561
Old Republic International Corp.	30,861	690,669
Principal Financial Group, Inc.	9,264	536,571
Progressive Corp.	10,060	804,096
Prudential Financial, Inc.	8,025	810,525
Reinsurance Group of America, Inc.	5,166	806,051
RenaissanceRe Holdings, Ltd.	1,070	190,471
Travelers Cos., Inc.	5,313	794,400
Unum Group	10,779	361,636
W.R. Berkley Corp.	4,165	274,599
Willis Towers Watson PLC	2,617	501,260

		18,235,136

Interactive Media & Services 0.1%
IAC/InterActiveCorp (e)	1,072	233,192

IT Services 1.7%
Akamai Technologies, Inc. (e)	5,886	471,704
Amdocs, Ltd.	2,078	129,023
Booz Allen Hamilton Holding Corp.	1,995	132,089
CACI International, Inc., Class A (e)	1,508	308,522
Cognizant Technology Solutions Corp., Class A	12,538	794,784
Conduent, Inc. (e)	32,621	312,835
DXC Technology Co.	7,779	429,012
Euronet Worldwide, Inc. (e)	36	6,057
Fidelity National Information Services, Inc.	9,336	1,145,340
International Business Machines Corp.	5,707	786,995

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
IT Services (continued)
Leidos Holdings, Inc.	10,556	$842,897
Western Union Co.	15,922	316,689
Worldpay, Inc. (e)	9,959	1,220,475

		6,896,422

Life Sciences Tools & Services 0.3%
Agilent Technologies, Inc.	1,593	118,949
Charles River Laboratories International, Inc. (e)	1,484	210,580
IQVIA Holdings, Inc. (e)	1,756	282,540
Thermo Fisher Scientific, Inc.	2,383	699,840

		1,311,909

Machinery 1.5%
AGCO Corp.	8,911	691,226
Caterpillar, Inc.	5,154	702,439
Cummins, Inc.	6,582	1,127,760
Deere & Co.	3,627	601,030
Dover Corp.	3,354	336,071
Flowserve Corp.	270	14,226
Fortive Corp.	59	4,810
ITT, Inc.	1,020	66,790
Oshkosh Corp.	8,429	703,737
PACCAR, Inc.	7,273	521,183
Parker-Hannifin Corp.	344	58,483
Pentair PLC	4,724	175,733
Stanley Black & Decker, Inc.	766	110,771
Timken Co.	12,450	639,183

		5,753,442

Media 1.5%
Charter Communications, Inc., Class A (e)	2,036	804,587
Comcast Corp., Class A	18,776	793,849
Discovery, Inc. (e)
Class A (d)	18,410	565,187
Class C	8,654	246,206
DISH Network Corp., Class A (e)	20,457	785,753
Fox Corp., Class A (e)	1,151	42,173
Interpublic Group of Cos., Inc.	32,658	737,744
Liberty Media Corp-Liberty SiriusXM (e)
Class A	6,351	240,131
Class C	2,103	79,872
News Corp.
Class A	18,085	243,967
Class B	12,855	179,456
Nexstar Media Group, Inc., Class A	2,538	256,338
Omnicom Group, Inc.	8,833	723,864
Sinclair Broadcast Group, Inc., Class A	4,458	239,083

		5,938,210

Metals & Mining 0.4%
Newmont Goldcorp Corp.	8,943	344,037
Nucor Corp.	2,494	137,419

	Shares	Value
Metals & Mining (continued)
Southern Copper Corp.	17,852	$693,550
Steel Dynamics, Inc.	14,198	428,780

		1,603,786

Multi-Utilities 1.7%
Ameren Corp.	12,912	969,820
CenterPoint Energy, Inc.	31,959	914,986
CMS Energy Corp.	5,555	321,690
Consolidated Edison, Inc.	6,457	566,150
Dominion Energy, Inc.	7,880	609,282
DTE Energy Co.	9,249	1,182,762
Public Service Enterprise Group, Inc.	8,085	475,560
Sempra Energy	4,434	609,409
WEC Energy Group, Inc.	12,815	1,068,386

		6,718,045

Multiline Retail 0.5%
Dollar Tree, Inc. (e)	9,351	1,004,204
Target Corp.	9,237	800,017

		1,804,221

Oil, Gas & Consumable Fuels 3.1%
Anadarko Petroleum Corp.	11,216	791,401
Apache Corp.	10,533	305,141
Cabot Oil & Gas Corp.	24,150	554,484
Chevron Corp.	6,379	793,803
Concho Resources, Inc.	659	67,996
ConocoPhillips	12,600	768,600
Continental Resources, Inc. (e)	8,609	362,353
Devon Energy Corp.	29,755	848,613
EOG Resources, Inc.	8,493	791,208
EQT Corp.	4,033	63,762
Equitrans Midstream Corp. (e)	3,341	65,851
Exxon Mobil Corp.	9,094	696,873
Hess Corp.	81	5,149
HollyFrontier Corp.	16,042	742,424
Kinder Morgan, Inc.	29,195	609,592
Marathon Oil Corp.	43,555	618,917
Marathon Petroleum Corp.	12,850	718,058
Occidental Petroleum Corp.	11,951	600,896
ONEOK, Inc.	176	12,111
PBF Energy, Inc., Class A	20,038	627,189
Phillips 66	8,523	797,241
Valero Energy Corp.	9,309	796,943
Williams Cos., Inc.	16,613	465,828

		12,104,433

Paper & Forest Products 0.1%
Domtar Corp.	9,159	407,850

Pharmaceuticals 1.0%
Allergan PLC	4,247	711,075
Bristol-Myers Squibb Co.	15,508	703,288

20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Elanco Animal Health, Inc. (e)	7,658	$258,841
Horizon Therapeutics PLC (e)	12,197	293,460
Jazz Pharmaceuticals PLC (e)	1,820	259,459
Johnson & Johnson	4,247	591,522
Merck & Co., Inc.	8,338	699,141
Perrigo Co. PLC	197	9,381
Pfizer, Inc.	14,016	607,173

		4,133,340

Professional Services 0.4%
IHS Markit, Ltd. (e)	1,505	95,899
ManpowerGroup, Inc.	7,175	693,105
Nielsen Holdings PLC	31,614	714,476

		1,503,480

Real Estate Management & Development 0.0%‡
Realogy Holdings Corp. (d)	13,101	94,851

Road & Rail 0.6%
CSX Corp.	10,379	803,023
Genesee & Wyoming, Inc., Class A (e)	1,612	161,200
Norfolk Southern Corp.	3,613	720,179
Uber Technologies, Inc. (e)	16,391	760,215

		2,444,617

Semiconductors & Semiconductor Equipment 1.7%
Analog Devices, Inc.	8,495	958,831
Applied Materials, Inc.	18,143	814,802
Cypress Semiconductor Corp.	29,681	660,106
Intel Corp.	16,407	785,403
Lam Research Corp.	1,554	291,903
Microchip Technology, Inc.	317	27,484
Micron Technology, Inc. (e)	21,347	823,781
ON Semiconductor Corp. (e)	17,258	348,784
Qorvo, Inc. (e)	11,541	768,746
Skyworks Solutions, Inc.	8,670	669,931
Teradyne, Inc.	8,488	406,660

		6,556,431

Software 0.7%
Autodesk, Inc. (e)	3,708	604,033
LogMeIn, Inc.	7,779	573,157
Nuance Communications, Inc. (e)	38,487	614,637
SS&C Technologies Holdings, Inc.	613	35,315
Symantec Corp.	38,160	830,362
Teradata Corp. (e)	8,063	289,058

		2,946,562

Specialty Retail 1.1%
Advance Auto Parts, Inc.	2,935	452,401
AutoZone, Inc. (e)	311	341,935
Best Buy Co., Inc.	12,446	867,860

	Shares	Value
Specialty Retail (continued)
Dick’s Sporting Goods, Inc.	14,486	$501,650
Foot Locker, Inc.	6,554	274,744
Home Depot, Inc.	3,374	701,691
L Brands, Inc.	17,840	465,624
Michaels Cos., Inc. (e)	27,592	240,050
Williams-Sonoma, Inc. (d)	10,510	683,150

		4,529,105

Technology Hardware, Storage & Peripherals 0.7%
Dell Technologies, Inc. (e)	19,133	971,957
Hewlett Packard Enterprise Co.	2,265	33,862
HP, Inc.	38,031	790,664
NCR Corp. (e)	8,737	271,721
Western Digital Corp.	126	5,991
Xerox Corp.	20,523	726,719

		2,800,914

Textiles, Apparel & Luxury Goods 0.3%
Ralph Lauren Corp.	5,934	674,043
Skechers U.S.A., Inc., Class A (e)	19,332	608,765

		1,282,808

Thrifts & Mortgage Finance 0.2%
MGIC Investment Corp. (e)	23,004	302,273
New York Community Bancorp, Inc.	33,196	331,296

		633,569

Tobacco 0.3%
Altria Group, Inc.	14,531	688,043
Philip Morris International, Inc.	7,787	611,513

		1,299,556

Trading Companies & Distributors 0.2%
HD Supply Holdings, Inc. (e)	8,294	334,082
United Rentals, Inc. (e)	580	76,926
WESCO International, Inc. (e)	7,509	380,331

		791,339

Transportation Infrastructure 0.2%
Macquarie Infrastructure Corp.	14,737	597,438

Water Utilities 0.0%‡
American Water Works Co., Inc.	951	110,316

Wireless Telecommunication Services 0.3%
T-Mobile U.S., Inc. (e)	9,537	707,073
Telephone & Data Systems, Inc.	19,372	588,909
United States Cellular Corp. (e)	341	15,232

		1,311,214

Total Common Stocks (Cost $189,068,052)		223,964,591

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Exchange-Traded Funds 5.6%
iShares Intermediate Government / Credit Bond ETF	132,524	$14,879,795
iShares Russell 1000 Value ETF	20,849	2,652,410
SPDR S&P 500 ETF Trust	4,135	1,211,555
SPDR S&P MidCap 400 ETF Trust	3,365	1,193,195
Vanguard Mid-Cap Value ETF (d)	20,727	2,307,744

Total Exchange-Traded Funds (Cost $21,732,129)		22,244,699

	Principal Amount
Short-Term Investments 1.5%
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.50%, dated 6/28/19 due 7/1/19 Proceeds at Maturity $1,302,606 (Collateralized by a United States Treasury Note with rate of 2.375% and maturity date of 3/15/22, with a Principal Amount of $1,305,000 and a Market Value of $1,336,915)	$1,302,552	1,302,552

Total Repurchase Agreement (Cost $1,302,552)		1,302,552

	Shares
Unaffiliated Investment Company 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (f)(g)	4,762,504	4,762,504

Total Unaffiliated Investment Company (Cost $4,762,504)		4,762,504

Total Short-Term Investments (Cost $6,065,056)		6,065,056

Total Investments (Cost $363,161,853)	101.2%	401,633,815
Other Assets, Less Liabilities	(1.2)	(4,821,281)
Net Assets	100.0%	$396,812,534

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2019.
(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2019.

(d)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $5,965,144; the total market value of collateral held by the Portfolio was $6,097,250. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,334,746 (See Note 2(J)).

(e)	Non-income producing security.

(f)	Current yield as of June 30, 2019.

(g)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

CME—Chicago Mercantile Exchange

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipt

22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of June 30, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	14	September 2019	$2,998,398	$3,012,516	$14,118
5-Year United States Treasury Note	84	September 2019	9,806,140	9,925,125	118,985
10-Year United States Treasury Note	48	September 2019	6,058,523	6,142,500	83,977

Total Long Contracts					217,080

Short Contracts
10-Year United States Treasury Ultra Note	(4)	September 2019	(539,586)	(552,500)	(12,914)
United States Treasury Long Bond	(2)	September 2019	(301,966)	(311,188)	(9,222)

Total Short Contracts					(22,136)

Net Unrealized Appreciation					$194,944

1.	As of June 30, 2019, cash in the amount of $105,140 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2019.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$13,174,021	$—	$13,174,021
Corporate Bonds	—	57,648,116	—	57,648,116
Foreign Government Bonds	—	794,143	—	794,143
Mortgage-Backed Securities	—	6,644,399	—	6,644,399
U.S. Government & Federal Agencies	—	71,098,790	—	71,098,790

Total Long-Term Bonds	—	149,359,469	—	149,359,469

Common Stocks	223,964,591	—	—	223,964,591
Exchange-Traded Funds	22,244,699	—	—	22,244,699
Short-Term Investments
Repurchase Agreement	—	1,302,552	—	1,302,552
Unaffiliated Investment Company	4,762,504	—	—	4,762,504

Total Short-Term Investments	4,762,504	1,302,552	—	6,065,056

Total Investments in Securities	250,971,794	150,662,021	—	401,633,815

Other Financial Instruments
Futures Contracts (b)	217,080	—	—	217,080

Total Investments in Securities and Other Financial Instruments	$251,188,874	$150,662,021	$—	$401,850,895

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(22,136)	$—	$—	$(22,136)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $363,161,853) including securities on loan of $5,965,144	$401,633,815
Cash collateral on deposit at broker for futures contracts	105,140
Cash	4,114
Receivables:
Investment securities sold	38,480,262
Dividends and interest	1,204,936
Portfolio shares sold	149,332
Securities lending	3,279
Other assets	1,823

Total assets	441,582,701

Liabilities
Cash collateral received for securities on loan	4,762,504
Payables:
Investment securities purchased	39,303,267
Portfolio shares redeemed	312,862
Manager (See Note 3)	223,177
NYLIFE Distributors (See Note 3)	77,035
Professional fees	31,158
Shareholder communication	25,255
Custodian	22,523
Variation margin on futures contracts	6,489
Trustees	560
Accrued expenses	5,337

Total liabilities	44,770,167

Net assets	$396,812,534

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,122
Additional paid-in capital	333,257,432

333,284,554
Total distributable earnings (loss)	63,527,980

Net assets	$396,812,534

Initial Class
Net assets applicable to outstanding shares	$17,732,437

Shares of beneficial interest outstanding	1,198,808

Net asset value per share outstanding	$14.79

Service Class
Net assets applicable to outstanding shares	$379,080,097

Shares of beneficial interest outstanding	25,922,827

Net asset value per share outstanding	$14.62

24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$3,072,450
Interest	2,101,052
Securities lending	172,334
Dividends-affiliated	123

Total income	5,345,959

Expenses
Manager (See Note 3)	1,357,570
Distribution/Service—Service Class (See Note 3)	463,448
Professional fees	39,309
Custodian	28,844
Shareholder communication	25,104
Trustees	4,882
Miscellaneous	9,433

Total expenses	1,928,590

Net investment income (loss)	3,417,369

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	6,247,290
Futures transactions	344,367

Net realized gain (loss) on investments and futures transactions	6,591,657

Net change in unrealized appreciation (depreciation) on:
Investments	32,440,533
Futures contracts	42,428

Net change in unrealized appreciation (depreciation) on investments and futures contracts	32,482,961

Net realized and unrealized gain (loss) on investments and futures transactions	39,074,618

Net increase (decrease) in net assets resulting from operations	$42,491,987

(a)	Dividends recorded net of foreign withholding taxes in the amount of $657.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,417,369	$6,842,372
Net realized gain (loss) on investments and futures contracts	6,591,657	10,570,339
Net change in unrealized appreciation (depreciation) on investments and futures contracts	32,482,961	(47,973,404)

Net increase (decrease) in net assets resulting from operations	42,491,987	(30,560,693)

Distributions to shareholders:
Initial Class	—	(1,036,372)
Service Class	—	(23,051,784)

Total distributions to shareholders	—	(24,088,156)

Capital share transactions:
Net proceeds from sale of shares	15,234,295	29,344,794
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	24,088,156
Cost of shares redeemed	(29,493,591)	(74,059,337)

Increase (decrease) in net assets derived from capital share transactions	(14,259,296)	(20,626,387)

Net increase (decrease) in net assets	28,232,691	(75,275,236)

Net Assets
Beginning of period	368,579,843	443,855,079

End of period	$396,812,534	$368,579,843

26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$13.23		$15.18	$14.26	$13.57		$15.04	$14.72

Net investment income (loss) (a)	0.14		0.28	0.23	0.21		0.22	0.20

Net realized and unrealized gain (loss) on investments	1.42		(1.31)	1.18	1.15		(0.61)	1.35

Total from investment operations	1.56		(1.03)	1.41	1.36		(0.39)	1.55

Less dividends and distributions:

From net investment income	—		(0.25)	(0.19)	(0.20)		(0.16)	(0.14)

From net realized gain on investments	—		(0.67)	(0.30)	(0.47)		(0.92)	(1.09)

Total dividends and distributions	—		(0.92)	(0.49)	(0.67)		(1.08)	(1.23)

Net asset value at end of period	$14.79		$13.23	$15.18	$14.26		$13.57	$15.04

Total investment return (b)	11.79	%(c)	(7.36%)	10.02%	10.24%		(2.59%)	10.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.00	%††	1.88%	1.54%	1.47	%(d)	1.49%	1.33%

Net expenses (e)	0.76	%††	0.74%	0.74%	0.74	%(f)	0.76%	0.76%

Expenses (before waiver/reimbursement) (e)	0.76	%††	0.74%	0.74%	0.76%		0.76%	0.76%

Portfolio turnover rate	95%		209%	174%	253%		214%	171%

Net assets at end of period (in 000’s)	$17,732		$16,084	$17,209	$15,666		$14,037	$14,274

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.76%.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$13.09		$15.03	$14.13	$13.45		$14.92	$14.63

Net investment income (loss) (a)	0.12		0.24	0.19	0.17		0.18	0.16

Net realized and unrealized gain (loss) on investments	1.41		(1.30)	1.17	1.15		(0.60)	1.33

Total from investment operations	1.53		(1.06)	1.36	1.32		(0.42)	1.49

Less dividends and distributions:

From net investment income	—		(0.21)	(0.16)	(0.17)		(0.13)	(0.11)

From net realized gain on investments	—		(0.67)	(0.30)	(0.47)		(0.92)	(1.09)

Total dividends and distributions	—		(0.88)	(0.46)	(0.64)		(1.05)	(1.20)

Net asset value at end of period	$14.62		$13.09	$15.03	$14.13		$13.45	$14.92

Total investment return (b)	11.69	%(c)	(7.59%)	9.75%	9.96%		(2.83%)	10.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.75	%††	1.62%	1.28%	1.22	%(d)	1.24%	1.09%

Net expenses (e)	1.01	%††	0.99%	0.99%	0.99	%(f)	1.01%	1.01%

Expenses (before waiver/reimbursement) (e)	1.01	%††	0.99%	0.99%	1.01%		1.01%	1.01%

Portfolio turnover rate	95%		209%	174%	253%		214%	171%

Net assets at end of period (in 000’s)	$379,080		$352,496	$426,646	$395,611		$353,238	$338,667

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determi-

nations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

28	MainStay VP Balanced Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted

29

Notes to Financial Statements (Unaudited) (continued)

prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, repurchase agreements are shown in the Portfolio of Investments.

30	MainStay VP Balanced Portfolio

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2019, the Portfolio did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $5,965,144; the total market value of collateral held by the Portfolio was $6,097,250. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,334,746 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $4,762,504.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

31

Notes to Financial Statements (Unaudited) (continued)

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$217,080	$217,080

Total Fair Value		$217,080	$217,080

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(22,136)	$(22,136)

Total Fair Value		$(22,136)	$(22,136)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$344,367	$344,367

Total Realized Gain (Loss)		$344,367	$344,367

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$42,428	$42,428

Total Change in Unrealized Appreciation (Depreciation)		$42,428	$42,428

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$13,898,157	$13,898,157
Futures Contracts Short	$ (960,779)	$(960,779)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio

32	MainStay VP Balanced Portfolio

management of the equity portion of the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields. NYL Investors LLC (“NYL Investors” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.70%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,357,570, and paid MacKay Shields and NYL Investors in the amounts of $411,300 and $236,299, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income		Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$—	$220	$(220)	$—	$—	$—	$0	(a)	$—	—

(a)	Less than $500.

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$368,962,438	$42,291,142	$(9,619,765)	$32,671,377

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$11,880,265	$12,207,891

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

33

Notes to Financial Statements (Unaudited) (continued)

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of U.S. government securities were $128,401 and $108,818, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $238,851 and $268,173, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	35,625	$513,496
Shares redeemed	(52,616)	(752,293)

Net increase (decrease)	(16,991)	$(238,797)

Year ended December 31, 2018:
Shares sold	126,378	$1,824,918
Shares issued to shareholders in reinvestment of dividends and distributions	71,020	1,036,372
Shares redeemed	(115,188)	(1,702,995)

Net increase (decrease)	82,210	$1,158,295

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	1,036,308	$14,720,799
Shares redeemed	(2,032,101)	(28,741,298)

Net increase (decrease)	(995,793)	$(14,020,499)

Year ended December 31, 2018:
Shares sold	1,868,209	$27,519,876
Shares issued to shareholders in reinvestment of dividends and distributions	1,594,924	23,051,784
Shares redeemed	(4,922,133)	(72,356,342)

Net increase (decrease)	(1,459,000)	$(21,784,682)

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay VP Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781603	MSVPBL10-08/19 (NYLIAC) NI508

MainStay VP MacKay Common

Stock Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/23/1984	15.17%	5.69%	9.28%	13.98%	0.57%
Service Class Shares	6/5/2003	15.03	5.43	9.01	13.69	0.82

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.54%	10.42%	10.71%	14.70%
Russell 1000® Index[4]	18.84	10.02	10.45	14.77
Morningstar Large Blend Category Average[5]	17.21	8.20	8.76	13.24

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Russell 1000® Index is the Portfolio’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of US industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000
(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,151.70	$3.09	$1,021.92	$2.91	0.58%

Service Class Shares	$1,000.00	$1,150.30	$4.43	$1,020.68	$4.16	0.83%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Common Stock Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Software	7.3%

IT Services	6.3

Interactive Media & Services	5.3

Oil, Gas & Consumable Fuels	5.2

Banks	4.7

Semiconductors & Semiconductor Equipment	4.6

Insurance	4.2

Technology Hardware, Storage & Peripherals	4.1

Internet & Direct Marketing Retail	4.0

Specialty Retail	3.2

Media	3.0

Pharmaceuticals	3.0

Health Care Providers & Services	2.7

Equity Real Estate Investment Trusts	2.6

Health Care Equipment & Supplies	2.4

Biotechnology	2.2

Hotels, Restaurants & Leisure	2.1

Diversified Telecommunication Services	1.9

Household Products	1.9

Beverages	1.8

Exchange-Traded Funds	1.7

Chemicals	1.6

Entertainment	1.6

Food & Staples Retailing	1.6

Food Products	1.6

Aerospace & Defense	1.4

Diversified Financial Services	1.4

Capital Markets	1.3

Life Sciences Tools & Services	1.3%

Machinery	1.2

Professional Services	1.2

Electric Utilities	1.0

Textiles, Apparel & Luxury Goods	1.0

Consumer Finance	0.9

Household Durables	0.9

Commercial Services & Supplies	0.8

Industrial Conglomerates	0.8

Road & Rail	0.8

Tobacco	0.8

Communications Equipment	0.7

Independent Power & Renewable Electricity Producers	0.6

Airlines	0.5

Multi-Utilities	0.5

Building Products	0.4

Containers & Packaging	0.4

Diversified Consumer Services	0.4

Health Care Technology	0.3

Construction & Engineering	0.2

Electronic Equipment, Instruments & Components	0.2

Multiline Retail	0.2

Trading Companies & Distributors	0.2

Air Freight & Logistics	0.0 ‡

Short-Term Investments	0.2

Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	JPMorgan Chase & Co.

7.	SPDR S&P 500 ETF Trust

8.	Exxon Mobil Corp.

9.	Procter & Gamble Co.

10.	Bank of America Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Common Stock Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP MacKay Common Stock Portfolio returned 15.17% for Initial Class shares and 15.03% for Service Class shares. Over the same period, both share classes underperformed the 18.54% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, the 18.84% return of the Russell 1000® Index, which is the secondary benchmark of the Portfolio, and the 17.21% return of the Morningstar Large Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance, relative to the S&P 500® Index, directly reflected the performance of our stock selection model, particularly the weak effectiveness of the model’s valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis. Valuation ranges across markets were compressed and value signals, which tend to prove most effective in an environment in which profits are accelerating, struggled amid a decelerating global growth outlook. Valuation signals proved more effective in June 2019 when value performance rebounded. Positive contributions from the stock selection model’s other factors provided only partial mitigation. (Contributions take weightings and total returns into account.) Momentum signals, which evaluate historical price trends, generated positive relative performance for the Portfolio during the reporting period, but proved volatile and inconsistent, hence difficult to capture. Sentiment signals, a gauge of institutional investor sentiment, were not effective during the first half of the reporting period but rebounded in the second half of the same period thanks to the Portfolio’s underweight positions.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Although still detracting from performance, the strongest sectors during the period were real estate, financials, and utilities. During the same period, the sectors that detracted most from the Portfolio’s relative performance were technology, consumer discretionary and health care.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Software company Microsoft, consumer electronics leader Apple and e-commerce company Amazon.com provided the strongest contributions to the Portfolio’s absolute performance during the reporting period. Biopharmaceuticals company AbbVie, specialty pharmaceuticals company Mylan, and pharmacy retailer Walgreens were the weakest contributors to the Portfolio’s absolute performance during the same period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was a position in insurance provider American International Group, while its largest increase in position size was in social media platform Facebook. During the same period, the largest position that the Portfolio sold entirely was in energy refiner Marathon Petroleum, and its most substantial decrease in position size was in insurance holding company Berkshire Hathaway.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the S&P 500® Index, the Portfolio’s most-substantial increases in sector exposure during the reporting period were in consumer staples and communication services. Conversely, the Portfolio’s largest decreases in benchmark-relative sector exposures were in health care and utilities.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio’s most substantially overweight positions relative to the S&P 500® Index were in the information technology and communication services sectors. As of the same date, the Portfolio held its most substantially underweight positions relative to the S&P 500® Index in the health care and industrials sectors.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Common Stock Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 1.4%
Boeing Co.	23,860	$8,685,279
Huntington Ingalls Industries, Inc.	973	218,672
L3harris Technologies, Inc.	2,627	496,845
Lockheed Martin Corp.	121	43,988
Northrop Grumman Corp.	3,103	1,002,610
United Technologies Corp.	6,009	782,372

		11,229,766

Air Freight & Logistics 0.0%‡
United Parcel Service, Inc., Class B	1,647	170,086

Airlines 0.5%
Delta Air Lines, Inc.	145	8,229
Southwest Airlines Co.	52,948	2,688,699
United Continental Holdings, Inc. (a)	14,506	1,270,000

		3,966,928

Banks 4.7%
Bank of America Corp.	374,481	10,859,949
Citigroup, Inc.	113,418	7,942,663
JPMorgan Chase & Co.	126,619	14,156,004
Wells Fargo & Co.	80,932	3,829,702

		36,788,318

Beverages 1.8%
Coca-Cola Co.	67,812	3,452,987
Molson Coors Brewing Co., Class B	32,720	1,832,320
PepsiCo., Inc.	64,081	8,402,942

		13,688,249

Biotechnology 2.2%
AbbVie, Inc.	79,972	5,815,564
Amgen, Inc.	22,064	4,065,954
Biogen, Inc. (a)	14,158	3,311,131
Gilead Sciences, Inc.	61,404	4,148,454
United Therapeutics Corp. (a)	1,963	153,232

		17,494,335

Building Products 0.4%
Masco Corp.	78,884	3,095,408

Capital Markets 1.3%
Ameriprise Financial, Inc.	22,393	3,250,568
Bank of New York Mellon Corp.	42,333	1,869,002
Charles Schwab Corp.	13,038	523,997
E*TRADE Financial Corp.	31,957	1,425,282
MSCI, Inc.	3,755	896,657
Raymond James Financial, Inc.	23,301	1,970,100
Stifel Financial Corp.	22	1,299

		9,936,905

	Shares	Value
Chemicals 1.6%
Air Products & Chemicals, Inc.	2,164	$489,865
CF Industries Holdings, Inc.	67,374	3,147,040
Corteva, Inc. (a)	11,979	354,219
Dow, Inc. (a)	23,537	1,160,609
DuPont de Nemours, Inc.	23,249	1,745,302
Linde PLC	3,416	685,933
LyondellBasell Industries N.V., Class A	41,269	3,554,499
Mosaic Co.	46,174	1,155,735

		12,293,202

Commercial Services & Supplies 0.8%
Brink’s Co.	3,552	288,351
Republic Services, Inc.	21,853	1,893,344
Waste Management, Inc.	36,076	4,162,088

		6,343,783

Communications Equipment 0.7%
Arista Networks, Inc. (a)	854	221,715
Cisco Systems, Inc.	95,071	5,203,236

		5,424,951

Construction & Engineering 0.2%
AECOM (a)	47,538	1,799,313

Consumer Finance 0.9%
American Express Co.	682	84,186
Discover Financial Services	44,220	3,431,030
Synchrony Financial	97,110	3,366,804

		6,882,020

Containers & Packaging 0.4%
Ball Corp.	37,851	2,649,191
Packaging Corp. of America	6,827	650,750

		3,299,941

Diversified Consumer Services 0.4%
H&R Block, Inc.	102,354	2,998,972

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc., Class B (a)	49,511	10,554,260

Diversified Telecommunication Services 1.9%
AT&T, Inc.	149,638	5,014,369
CenturyLink, Inc.	37,388	439,683
Verizon Communications, Inc.	165,344	9,446,103

		14,900,155

Electric Utilities 1.0%
American Electric Power Co., Inc.	20,395	1,794,964
Duke Energy Corp.	5,228	461,319
Exelon Corp.	83,629	4,009,174
NextEra Energy, Inc.	1,985	406,647
Pinnacle West Capital Corp.	499	46,951

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Southern Co.	17,635	$974,863

		7,693,918

Electronic Equipment, Instruments & Components 0.2%
Jabil, Inc.	37,132	1,173,371

Entertainment 1.6%
Cinemark Holdings, Inc.	40,812	1,473,313
Live Nation Entertainment, Inc. (a)	5,811	384,979
Netflix, Inc. (a)	13,683	5,026,040
Viacom, Inc., Class B	33,499	1,000,615
Walt Disney Co.	35,497	4,956,801

		12,841,748

Equity Real Estate Investment Trusts 2.6%
American Tower Corp.	26,604	5,439,188
Apartment Investment & Management Co., Class A	272	13,633
AvalonBay Communities, Inc.	966	196,272
EPR Properties	5,111	381,230
Equinix, Inc.	605	305,095
Equity Residential	9,130	693,150
Essex Property Trust, Inc.	151	44,081
Host Hotels & Resorts, Inc.	163,787	2,984,199
Iron Mountain, Inc.	24,917	779,902
Mid-America Apartment Communities, Inc.	8,112	955,269
Omega Healthcare Investors, Inc.	16,647	611,777
Pebblebrook Hotel Trust	1,112	31,336
Public Storage	15,981	3,806,195
Rayonier, Inc.	5,735	173,771
SBA Communications Corp. (a)	9,135	2,053,913
Simon Property Group, Inc.	5,741	917,182
Ventas, Inc.	12,263	838,176
Welltower, Inc.	2,022	164,854

		20,389,223

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	8,786	2,321,788
Kroger Co.	24,052	522,169
Sysco Corp.	33,291	2,354,340
Walmart, Inc.	62,518	6,907,614

		12,105,911

Food Products 1.6%
Campbell Soup Co.	66,684	2,672,028
General Mills, Inc.	50,079	2,630,149
J.M. Smucker Co.	12,344	1,421,905
Post Holdings, Inc. (a)	18,949	1,970,128
Tyson Foods, Inc., Class A	42,256	3,411,749

		12,105,959

	Shares	Value
Health Care Equipment & Supplies 2.4%
Abbott Laboratories	71,932	$6,049,481
ABIOMED, Inc. (a)	1,416	368,854
Baxter International, Inc.	4,367	357,657
Cooper Cos., Inc.	10,194	3,434,257
Danaher Corp.	410	58,597
DENTSPLY SIRONA, Inc.	26,024	1,518,761
Hill-Rom Holdings, Inc.	2,125	222,317
Hologic, Inc. (a)	16,215	778,644
Intuitive Surgical, Inc. (a)	3,587	1,881,561
Medtronic PLC	38,592	3,758,475
Stryker Corp.	122	25,081

		18,453,685

Health Care Providers & Services 2.7%
AmerisourceBergen Corp.	37,635	3,208,760
Cardinal Health, Inc.	24,781	1,167,185
Encompass Health Corp.	21,191	1,342,662
HCA Healthcare, Inc.	29,519	3,990,083
McKesson Corp.	26,396	3,547,358
UnitedHealth Group, Inc.	20,560	5,016,846
Universal Health Services, Inc., Class B	24,010	3,130,664

		21,403,558

Health Care Technology 0.3%
Cerner Corp.	35,587	2,608,527

Hotels, Restaurants & Leisure 2.1%
Cracker Barrel Old Country Store, Inc. (b)	15,887	2,712,388
Darden Restaurants, Inc.	25,938	3,157,433
Hilton Worldwide Holdings, Inc.	2,473	241,711
McDonald’s Corp.	10,862	2,255,603
Norwegian Cruise Line Holdings, Ltd. (a)	27,599	1,480,134
Royal Caribbean Cruises, Ltd.	7,501	909,196
Starbucks Corp.	71,821	6,020,754

		16,777,219

Household Durables 0.9%
NVR, Inc. (a)	411	1,385,173
PulteGroup, Inc.	89,698	2,836,251
Toll Brothers, Inc.	66,305	2,428,089
Whirlpool Corp.	1,162	165,422

		6,814,935

Household Products 1.9%
Kimberly-Clark Corp.	26,836	3,576,702
Procter & Gamble Co.	101,895	11,172,787

		14,749,489

Independent Power & Renewable Electricity Producers 0.6%
AES Corp.	125,892	2,109,950
NRG Energy, Inc.	82,990	2,914,609

		5,024,559

10	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates 0.8%
3M Co.	4,260	$738,429
Carlisle Cos., Inc.	13,234	1,858,186
General Electric Co.	20,262	212,751
Honeywell International, Inc.	18,870	3,294,513

		6,103,879

Insurance 4.2%
Aflac, Inc.	631	34,585
Allstate Corp.	34,688	3,527,423
American International Group, Inc.	77,338	4,120,569
Brighthouse Financial, Inc. (a)	53,059	1,946,735
Chubb, Ltd.	420	61,862
Cincinnati Financial Corp.	4,515	468,070
First American Financial Corp.	48,033	2,579,372
Hartford Financial Services Group, Inc.	7,174	399,735
Kemper Corp.	18,433	1,590,583
Lincoln National Corp.	38,061	2,453,031
MetLife, Inc.	84,625	4,203,324
Old Republic International Corp.	19,047	426,272
Progressive Corp.	52,443	4,191,769
Prudential Financial, Inc.	11,536	1,165,136
Reinsurance Group of America, Inc.	10,467	1,633,166
Travelers Cos., Inc.	26,020	3,890,510
Willis Towers Watson PLC	152	29,114

		32,721,256

Interactive Media & Services 5.3%
Alphabet, Inc. (a)
Class A	10,913	11,816,596
Class C	11,145	12,046,742
Facebook, Inc., Class A (a)	89,078	17,192,054
TripAdvisor, Inc. (a)	7,859	363,793

		41,419,185

Internet & Direct Marketing Retail 4.0%
Amazon.com, Inc. (a)	12,931	24,486,529
Booking Holdings, Inc. (a)	1,255	2,352,761
eBay, Inc.	25,793	1,018,824
Expedia Group, Inc.	24,953	3,319,498

		31,177,612

IT Services 6.3%
Accenture PLC, Class A	34,691	6,409,856
Akamai Technologies, Inc. (a)	39,137	3,136,439
Alliance Data Systems Corp.	2,431	340,656
CACI International, Inc., Class A (a)	8,960	1,833,127
Cognizant Technology Solutions Corp., Class A	10,508	666,102
International Business Machines Corp.	47,347	6,529,151
Leidos Holdings, Inc.	34,421	2,748,517
Mastercard, Inc., Class A	28,300	7,486,199
MAXIMUS, Inc.	35,904	2,604,476

	Shares	Value
IT Services (continued)
PayPal Holdings, Inc. (a)	60,060	$6,874,468
VeriSign, Inc. (a)	5,508	1,152,053
Visa, Inc., Class A	54,869	9,522,515

		49,303,559

Life Sciences Tools & Services 1.3%
Agilent Technologies, Inc.	218	16,278
Charles River Laboratories International, Inc. (a)	5,780	820,182
Illumina, Inc. (a)	4,613	1,698,276
IQVIA Holdings, Inc. (a)	468	75,301
PRA Health Sciences, Inc. (a)	21,945	2,175,847
Thermo Fisher Scientific, Inc.	18,540	5,444,827
Waters Corp. (a)	703	151,314

		10,382,025

Machinery 1.2%
AGCO Corp.	36,106	2,800,742
Caterpillar, Inc.	734	100,037
Cummins, Inc.	20,493	3,511,271
Oshkosh Corp.	28,088	2,345,067
PACCAR, Inc.	11,264	807,178

		9,564,295

Media 3.0%
Charter Communications, Inc., Class A (a)	12,302	4,861,504
Comcast Corp., Class A	183,313	7,750,474
Discovery, Inc. (a)
Class A (b)	80,932	2,484,612
Class C	54,630	1,554,223
DISH Network Corp., Class A (a)	54,877	2,107,826
Interpublic Group of Cos., Inc.	73,646	1,663,663
News Corp.
Class A	728	9,821
Class B	1,362	19,014
Omnicom Group, Inc.	40,201	3,294,472

		23,745,609

Multi-Utilities 0.5%
Ameren Corp.	17,047	1,280,400
CenterPoint Energy, Inc.	19,012	544,314
DTE Energy Co.	12,958	1,657,069
WEC Energy Group, Inc.	4,208	350,821

		3,832,604

Multiline Retail 0.2%
Dollar Tree, Inc. (a)	1,212	130,157
Target Corp.	17,478	1,513,769

		1,643,926

Oil, Gas & Consumable Fuels 5.2%
Apache Corp.	32,955	954,706
Cabot Oil & Gas Corp.	119,512	2,743,995
Chevron Corp.	81,066	10,087,853
ConocoPhillips	78,553	4,791,733

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	76,778	$2,189,709
EOG Resources, Inc.	2,746	255,817
Exxon Mobil Corp.	162,065	12,419,041
HollyFrontier Corp.	52,984	2,452,100
Phillips 66	5,116	478,551
Valero Energy Corp.	45,597	3,903,559

		40,277,064

Pharmaceuticals 3.0%
Allergan PLC	4,669	781,731
Bristol-Myers Squibb Co.	254	11,519
Eli Lilly & Co.	4,377	484,928
Johnson & Johnson	69,212	9,639,847
Merck & Co., Inc.	85,880	7,201,038
Pfizer, Inc.	127,366	5,517,495

		23,636,558

Professional Services 1.2%
Insperity, Inc.	20,409	2,492,755
ManpowerGroup, Inc.	28,044	2,709,051
Nielsen Holdings PLC	73,975	1,671,835
Robert Half International, Inc.	37,426	2,133,656

		9,007,297

Road & Rail 0.8%
CSX Corp.	1,944	150,407
Genesee & Wyoming, Inc., Class A (a)	7,730	773,000
Landstar System, Inc.	1,466	158,314
Norfolk Southern Corp.	6,616	1,318,767
Union Pacific Corp.	20,991	3,549,788

		5,950,276

Semiconductors & Semiconductor Equipment 4.6%
Applied Materials, Inc.	82,374	3,699,416
Broadcom, Inc.	21,521	6,195,035
Cypress Semiconductor Corp.	14,022	311,849
Intel Corp.	191,975	9,189,843
KLA-Tencor Corp.	13,954	1,649,363
Lam Research Corp.	18,828	3,536,651
Micron Technology, Inc. (a)	108,068	4,170,344
NVIDIA Corp.	10,633	1,746,258
Qorvo, Inc. (a)	42,324	2,819,202
QUALCOMM, Inc.	4,438	337,599
Skyworks Solutions, Inc.	352	27,199
Teradyne, Inc.	40,457	1,938,295
Texas Instruments, Inc.	5,528	634,393

		36,255,447

Software 7.3%
Adobe, Inc. (a)	10,654	3,139,201
Cadence Design Systems, Inc. (a)	5,276	373,594
CDK Global, Inc.	12,540	619,978

	Shares	Value
Software (continued)
Citrix Systems, Inc.	25,857	$2,537,606
Fortinet, Inc. (a)	37,985	2,918,387
j2 Global, Inc.	30,640	2,723,590
LogMeIn, Inc.	17,494	1,288,958
Microsoft Corp.	228,386	30,594,589
Oracle Corp.	127,563	7,267,264
salesforce.com, Inc. (a)	23,974	3,637,575
Symantec Corp.	80,004	1,740,887
Teradata Corp. (a)	3,370	120,814

		56,962,443

Specialty Retail 3.2%
Aaron’s, Inc.	17,143	1,052,752
Advance Auto Parts, Inc.	19,362	2,984,459
AutoZone, Inc. (a)	3,293	3,620,555
Best Buy Co., Inc.	46,229	3,223,548
Foot Locker, Inc.	25,709	1,077,721
Home Depot, Inc.	25,653	5,335,054
L Brands, Inc.	6,570	171,477
Lowe’s Cos., Inc.	50,652	5,111,293
O’Reilly Automotive, Inc. (a)	566	209,035
TJX Cos., Inc.	5,782	305,752
Ulta Beauty, Inc. (a)	646	224,091
Williams-Sonoma, Inc. (b)	21,002	1,365,130

		24,680,867

Technology Hardware, Storage & Peripherals 4.1%
Apple, Inc.	129,971	25,723,860
Hewlett Packard Enterprise Co.	7,212	107,820
Seagate Technology PLC	66,259	3,122,124
Xerox Corp.	85,802	3,038,249

		31,992,053

Textiles, Apparel & Luxury Goods 1.0%
Deckers Outdoor Corp. (a)	16,760	2,949,257
NIKE, Inc., Class B	8,156	684,696
Ralph Lauren Corp.	21,336	2,423,556
Skechers U.S.A., Inc., Class A (a)	45,319	1,427,096

		7,484,605

Tobacco 0.8%
Altria Group, Inc.	104,419	4,944,240
Philip Morris International, Inc.	18,174	1,427,204

		6,371,444

Trading Companies & Distributors 0.2%
United Rentals, Inc. (a)	12,949	1,717,426

Total Common Stocks (Cost $659,730,744)		767,238,124

12	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Exchange-Traded Funds 1.7%
SPDR S&P 500 ETF Trust	44,777	$13,119,661

Total Exchange-Traded Funds (Cost $12,882,697)		13,119,661

Short-Term Investments 0.2%
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 2.03% (c)	29,071	29,071

Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (c)(d)	1,398,786	1,398,786

Total Short-Term Investments (Cost $1,427,857)		1,427,857

Total Investments (Cost $674,041,298)	100.2%	781,785,642
Other Assets, Less Liabilities	(0.2)	(1,425,663)
Net Assets	100.0%	$780,359,979
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $5,375,652; the total market value of collateral held by the Portfolio was $5,536,557. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,137,771. (See Note 2(G))

(c)	Current yield as of June 30, 2019.

(d)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded	Fund

SPDR—Standard	& Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$767,238,124	$—	$—	$767,238,124
Exchange-Traded Funds	13,119,661	—	—	13,119,661
Short-Term Investments
Affiliated Investment Company	29,071	—	—	29,071
Unaffiliated Investment Company	1,398,786	—	—	1,398,786

Total Short-Term Investments	1,427,857	—	—	1,427,857

Total Investments in Securities	$781,785,642	$—	$—	$781,785,642

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $674,012,227) including securities on loan of $5,375,652	$781,756,571
Investment in affiliated investment company, at value (identified cost $29,071)	29,071
Receivables:
Dividends	754,341
Investment securities sold	158,462
Portfolio shares sold	12,088
Securities lending	675
Other assets	3,562

Total assets	782,714,770

Liabilities
Cash collateral received for securities on loan	1,398,786
Payables:
Portfolio shares redeemed	476,143
Manager (See Note 3)	339,582
NYLIFE Distributors (See Note 3)	53,077
Shareholder communication	38,910
Professional fees	31,035
Custodian	10,125
Trustees	938
Accrued expenses	6,195

Total liabilities	2,354,791

Net assets	$780,359,979

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,973
Additional paid-in capital	541,791,098

541,818,071
Total distributable earnings (loss)	238,541,908

Net assets	$780,359,979

Initial Class
Net assets applicable to outstanding shares	$517,903,541

Shares of beneficial interest outstanding	17,823,571

Net asset value per share outstanding	$29.06

Service Class
Net assets applicable to outstanding shares	$262,456,438

Shares of beneficial interest outstanding	9,149,865

Net asset value per share outstanding	$28.68

14	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated	$7,815,659
Securities lending	18,441
Dividends—affiliated	3,084

Total income	7,837,184

Expenses
Manager (See Note 3)	2,036,133
Distribution/Service—Service Class (See Note 3)	321,409
Professional fees	46,119
Shareholder communication	40,347
Custodian	13,593
Trustees	9,273
Miscellaneous	15,053

Total expenses	2,481,927

Net investment income (loss)	5,355,257

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	13,292,753
Net change in unrealized appreciation (depreciation) on unaffiliated investments	85,756,322

Net realized and unrealized gain (loss) on investments	99,049,075

Net increase (decrease) in net assets resulting from operations	$104,404,332

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,355,257	$10,579,315
Net realized gain (loss) on investments	13,292,753	103,117,981
Net change in unrealized appreciation (depreciation) on investments	85,756,322	(156,124,053)

Net increase (decrease) in net assets resulting from operations	104,404,332	(42,426,757)

Distributions to shareholders:
Initial Class	—	(58,346,116)
Service Class	—	(27,700,228)

Total distributions to shareholders	—	(86,046,344)

Capital share transactions:
Net proceeds from sale of shares	33,708,981	163,997,932
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	86,046,344
Cost of shares redeemed	(49,651,843)	(337,318,691)

Increase (decrease) in net assets derived from capital share transactions	(15,942,862)	(87,274,415)

Net increase (decrease) in net assets	88,461,470	(215,747,516)

Net Assets
Beginning of period	691,898,509	907,646,025

End of period	$780,359,979	$691,898,509

16	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$25.23		$29.75	$25.60	$25.43	$27.80	$24.58

Net investment income (loss) (a)	0.21		0.42	0.43	0.40	0.42	0.37

Net realized and unrealized gain (loss) on investments	3.62		(1.69)	5.30	1.82	(0.28)	3.19

Total from investment operations	3.83		(1.27)	5.73	2.22	0.14	3.56

Less dividends and distributions:

From net investment income	—		(0.49)	(0.39)	(0.40)	(0.38)	(0.34)

From net realized gain on investments	—		(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	—		(3.25)	(1.58)	(2.05)	(2.51)	(0.34)

Net asset value at end of period	$29.06		$25.23	$29.75	$25.60	$25.43	$27.80

Total investment return (b)	15.18	%(c)	(5.84%)	22.83%	9.12%	0.85%	14.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.51	%††	1.40%	1.53%	1.57%	1.55%	1.44%

Net expenses (d)	0.58	%††	0.57%	0.57%	0.58%	0.57%	0.58%

Portfolio turnover rate	45%		125%	98%	125%	112%	111%

Net assets at end of period (in 000’s)	$517,904		$454,804	$639,120	$577,310	$580,635	$605,679

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$24.94		$29.45	$25.37	$25.23	$27.61	$24.44

Net investment income (loss) (a)	0.17		0.35	0.35	0.33	0.35	0.31

Net realized and unrealized gain (loss) on investments	3.57		(1.68)	5.26	1.81	(0.27)	3.15

Total from investment operations	3.74		(1.33)	5.61	2.14	0.08	3.46

Less dividends and distributions:

From net investment income	—		(0.42)	(0.34)	(0.35)	(0.33)	(0.29)

From net realized gain on investments	—		(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	—		(3.18)	(1.53)	(2.00)	(2.46)	(0.29)

Net asset value at end of period	$28.68		$24.94	$29.45	$25.37	$25.23	$27.61

Total investment return (b)	15.00	%(c)	(6.08%)	22.52%	8.85%	0.60%	14.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.26	%††	1.17%	1.28%	1.32%	1.30%	1.19%

Net expenses (d)	0.83	%††	0.82%	0.82%	0.83%	0.82%	0.83%

Portfolio turnover rate	45%		125%	98%	125%	112%	111%

Net assets at end of period (in 000’s)	$262,456		$237,094	$268,526	$194,992	$149,358	$141,170

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Common Stock Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay VP MacKay Common Stock Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

19

Notes to Financial Statements (Unaudited) (continued)

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $5,375,652; the total market value of collateral held by the Portfolio was $5,536,557. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $4,137,771 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $1,398,786.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

20	MainStay VP MacKay Common Stock Portfolio

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.54%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $2,036,133, and paid the Subadvisor in the amount of $1,018,066.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$644	$22,760	$(23,375)	$—	$—	$29	$3	$—	29

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$679,565,730	$120,348,202	$(18,128,290)	$102,219,912

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$29,837,845	$56,208,499

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019,

21

Notes to Financial Statements (Unaudited) (continued)

the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $338,129 and $347,709, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	835,083	$23,455,130
Shares redeemed	(1,037,742)	(29,187,883)

Net increase (decrease)	(202,659)	$(5,732,753)

Year ended December 31, 2018:
Shares sold	3,972,204	$115,973,349
Shares issued to shareholders in reinvestment of dividends and distributions	1,983,971	58,346,116
Shares redeemed	(9,411,326)	(272,388,002)

Net increase (decrease)	(3,455,151)	$(98,068,537)

Service Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	376,047	$10,253,851
Shares redeemed	(733,870)	(20,463,960)

Net increase (decrease)	(357,823)	$(10,210,109)

Year ended December 31, 2018:
Shares sold	1,624,167	$48,024,583
Shares issued to shareholders in reinvestment of dividends and distributions	952,396	27,700,228
Shares redeemed	(2,185,800)	(64,930,689)

Net increase (decrease)	390,763	$10,794,122

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout trans-

action (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

22	MainStay VP MacKay Common Stock Portfolio

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit. The court stated that it would allow the plantiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal con-

structive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the court entered judgment pursuant to Rule 54(b), which would permit an appeal of the court’s dismissal of the claim against the shareholder defendants.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP MacKay Common Stock Portfolio	$1,300,602	$1,174,184

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

24	MainStay VP MacKay Common Stock Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781606	MSVPCS10-08/19 (NYLIAC) NI511

MainStay VP MacKay Convertible Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or the insurance company that offers your policy, or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]

Initial Class Shares	10/1/1996	16.17%	7.91%	7.22%	11.18%	0.61%
Service Class Shares	6/5/2003	16.03	7.64	6.95	10.90	0.86
Service 2 Class Shares	4/26/2016	15.97	7.56	10.83	10.83	0.96

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

ICE BofAML U.S. Convertible Index[3]	14.51%	7.93%	6.90%	11.60%
Morningstar Convertibles Category Average[4]	14.59	7.21	5.92	10.14

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.	The ICE BofAML U.S. Convertible Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofAML
U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,161.70	$3.27	$1,021.77	$3.06	0.61%

Service Class Shares	$1,000.00	$1,160.30	$4.61	$1,020.53	$4.31	0.86%

Service 2 Class Shares	$1,000.00	$1,159.70	$5.14	$1,020.03	$4.81	0.96%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Convertible Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Danaher Corp., (zero coupon), due 1/22/21

2.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

3.	Anthem, Inc., 2.75%, due 10/15/42

4.	NICE Systems, Inc., 1.25%, due 1/15/24

5.	Illumina, Inc. (zero coupon)–0.50%, due 6/15/21–8/15/23
6.	Bank of America Corp.

7.	Teladoc Health, Inc., 1.375%, due 5/15/25

8.	Lumentum Holdings, Inc., 0.25%, due 3/15/24

9.	DISH Network Corp., 3.375%, due 8/15/26

10.	Workday, Inc., 0.25%, due 10/1/22

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP MacKay Convertible Portfolio returned 16.17% for Initial Class shares, 16.03% for Service Class shares and 15.97% for Service 2 Class shares. Over the same period, all share classes outperformed the 14.51% return of the ICE BofAML U.S. Convertible Index, which is the Portfolio’s benchmark, and the 14.59% return of the Morningstar Convertibles Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The gains in the Portfolio and the ICE BofAML U.S. Convertible Index were almost entirely due to the rise in equity markets during the reporting period, which largely determine the performance of equity-sensitive convertible bonds. The Fund’s outperformance relative to the Index was the result of owning overweighted exposure to several strong-performing issues. Standout holdings included internet retailer Etsy, healthcare equipment manufacturer Danaher, Latin American internet site MercadoLibre and software firm NICE Systems. The Portfolio also benefited from holding no exposure to the convertible bonds of carmaker Tesla, which had a large weighting in the Index and was a weak performer.

What was the Portfolio’s duration2 strategy during the reporting period? Please include the Portfolio’s duration at the end of the reporting period.

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Portfolio’s convertible security holdings. As of June 30, 2019, the Portfolio’s effective duration was 3.87 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio is managed through a bottom-up, fundamental investment process. Accordingly, there were no material factors or market forces that prompted significant decisions.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The Portfolio’s holdings in the software industry made the strongest contributions to the absolute performance during the reporting period. (Contributions take weightings and total returns into account.) Several substantial software holdings, including NICE Systems, Workday and ServiceNow, had a significant positive impact on the Portfolio’s performance. All three companies cited above reported better than expected quarterly earnings and raised guidance for the coming quarters. The Internet retailing area also made a significant positive contribution to the Portfolio’s absolute performance, led by holdings of Etsy and MercadoLibre, both of which reported earnings that were above analyst expectations.

The weakest contributors to the Portfolio’s absolute performance included the energy and health care sectors. Energy fell in sympathy with the price of crude oil, which declined sharply from the highs of the fall of 2018 and remained below that recent peak. The Portfolio’s position in the convertible bonds of oilfield service company Weatherford International, which filed for bankruptcy during the reporting period, was by far the Portfolio’s worst performer. The health care sector in general was weighed down by fears that a “Medicare for All” plan proposed by several Presidential candidates would negatively impact the industry if companies were forced to negotiate pricing with a single monopoly payor, the U.S. government. Several of the Portfolio holdings within the health care sector, such as Ligand Pharmaceuticals, BioMarin and Novavax, detracted from Portfolio performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

All the Portfolio’s purchases during the reporting period were convertible bonds of drug or medical device makers. They included existing convertible bonds and a new offering of convertible securities from medical device maker ConMed; convertible bonds of biotechnology developer Sarepta Pharmaceutical, which is developing a treatment for a form of muscular dystrophy that we believe would likely be a very profitable product if successful; and convertible bonds of Exact Sciences, the maker of colon cancer test, Cologuard, that we believe is likely to experience rapid adoption from patients who do not wish to undergo a colonoscopy procedure.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP MacKay Convertible Portfolio

Three of the Portfolio’s larger holdings, Citrix Systems, Post and Hess matured during the reporting period and were converted into common shares, which the Portfolio sold. Air Lease, another of the Portfolio’s common stock holdings, was also sold during the period. In addition, the Portfolio sold its holdings of the convertible bonds of Ligand Pharmaceutical as new information related to the company’s management and history reduced our level of confidence in the investment.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s exposure to the energy sector decreased. During the same period, the Portfolio’s exposure to the information technology sector increased.

All of the Portfolio’s other sector weightings remained relatively unchanged.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio held overweighted exposure to the energy, health care, information technology and industrials sectors relative to the ICE BofAML U.S. Convertible Index. As of the same date, the Portfolio held relatively underweighted exposure to the financial, real estate and utilities sectors. As of June 30, 2019, the Portfolio held roughly market weight positions in the communications, consumer cyclical, consumer discretionary and materials sectors.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Convertible Securities 92.4%† Convertible Bonds 86.8%
Advertising 0.6%
Quotient Technology, Inc. 1.75%, due 12/1/22	$5,756,000	$5,571,174

Aerospace & Defense 1.2%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	6,133,000	10,922,798

Biotechnology 7.4%
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24 (a)	15,124,000	15,738,413
Exact Sciences Corp. 1.00%, due 1/15/25	6,160,000	10,651,549
Illumina, Inc. (a)
(zero coupon), due 8/15/23 (b)	7,893,000	9,147,587
0.50%, due 6/15/21	7,153,000	11,067,597
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	5,052,000	4,529,703
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	8,329,000	9,870,341
Medicines Co. 2.75%, due 7/15/23	5,185,000	5,211,852
Radius Health, Inc. 3.00%, due 9/1/24	444,000	402,885

		66,619,927

Building Materials 0.9%
Patrick Industries, Inc. 1.00%, due 2/1/23	9,317,000	8,494,295

Commercial Services 4.0%
Chegg, Inc. 0.125%, due 3/15/25 (b)	6,835,000	6,893,859
Euronet Worldwide, Inc. 0.75%, due 3/15/49 (a)(b)	7,730,000	9,400,995
Macquarie Infrastructure Corp. 2.875%, due 7/15/19	15,467,000	15,473,279
Square, Inc. 0.50%, due 5/15/23	3,658,000	4,383,552

		36,151,685

Computers 2.9%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	14,385,000	16,962,602
Nutanix, Inc. (zero coupon), due 1/15/23	1,844,000	1,726,314
Pure Storage, Inc. 0.125%, due 4/15/23	2,934,000	2,823,975
Western Digital Corp. 1.50%, due 2/1/24 (b)	4,634,000	4,173,060

		25,685,951

	Principal Amount	Value
Diversified Financial Services 0.6%
LendingTree, Inc. 0.625%, due 6/1/22	$2,437,000	$5,088,722

Electric 0.9%
NRG Energy, Inc. 2.75%, due 6/1/48	7,722,000	8,267,027

Entertainment 0.2%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23	1,447,000	1,716,372

Health Care—Products 6.1%
CONMED Corp. 2.625%, due 2/1/24 (b)	7,840,000	9,051,952
Danaher Corp. (zero coupon), due 1/22/21	6,483,000	35,388,175
NuVasive, Inc. 2.25%, due 3/15/21	3,296,000	3,751,260
Wright Medical Group, Inc. 1.625%, due 6/15/23	5,820,000	6,382,619

		54,574,006

Health Care—Services 5.7%
Anthem, Inc. 2.75%, due 10/15/42	6,256,000	24,445,803
Molina Healthcare, Inc. 1.125%, due 1/15/20	2,690,000	9,365,923
Teladoc Health, Inc. 1.375%, due 5/15/25	12,046,000	17,923,773

		51,735,499

Internet 14.0%
At Home Corp. 4.75%, due 12/15/06 (c)(d)(e)(f)(g)	2,640,000	34,320
Boingo Wireless, Inc. 1.00%, due 10/1/23 (b)	4,790,000	4,112,190
Booking Holdings, Inc. 0.90%, due 9/15/21 (a)	13,680,000	15,682,719
Etsy, Inc. (zero coupon), due 3/1/23	7,162,000	12,984,356
FireEye, Inc. 0.875%, due 6/1/24	3,663,000	3,588,810
IAC Financeco 2, Inc. 0.875%, due 6/15/26 (b)	4,435,000	4,477,642
IAC FinanceCo, Inc. 0.875%, due 10/1/22 (b)	2,615,000	3,952,777
Liberty Expedia Holdings, Inc. 1.00%, due 6/30/47 (b)	7,641,000	7,646,963
MercadoLibre, Inc. 2.00%, due 8/15/28 (b)	5,643,000	8,706,762
Okta, Inc. 0.25%, due 2/15/23	4,261,000	11,051,378

10	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Internet (continued)
Palo Alto Networks, Inc. 0.75%, due 7/1/23 (b)	$8,986,000	$9,512,338
Q2 Holdings, Inc. 0.75%, due 6/1/26 (b)	2,800,000	3,025,512
RingCentral, Inc. (zero coupon), due 3/15/23	7,337,000	11,034,641
Twitter, Inc. 0.25%, due 9/15/19	9,402,000	9,370,361
Wix.com, Ltd. (zero coupon), due 7/1/23 (a)(b)	10,770,000	13,193,250
Zendesk, Inc. 0.25%, due 3/15/23	1,447,000	2,221,423
Zillow Group, Inc. 1.50%, due 7/1/23	5,760,000	5,683,442

		126,278,884

Iron & Steel 0.3%
Cleveland-Cliffs, Inc. 1.50%, due 1/15/25	2,050,000	2,963,455

Lodging 0.5%
Caesars Entertainment Corp. 5.00%, due 10/1/24	2,616,000	4,484,284

Machinery—Diversified 1.6%
Chart Industries, Inc. 1.00%, due 11/15/24 (b)	10,263,000	14,645,144

Media 3.4%
DISH Network Corp. 3.375%, due 8/15/26	17,289,000	16,851,313
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	6,664,000	7,861,929
Liberty Media Corp. 1.375%, due 10/15/23	5,512,000	6,200,700

		30,913,942

Oil & Gas 2.0%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (a)	11,037,000	8,634,545
Oasis Petroleum, Inc. 2.625%, due 9/15/23	3,737,000	3,428,180
Transocean, Inc. 0.50%, due 1/30/23 (a)	5,990,000	5,948,211

		18,010,936

Oil & Gas Services 3.8%
Helix Energy Solutions Group, Inc.
4.125%, due 9/15/23	5,115,000	6,170,144
4.25%, due 5/1/22	1,953,000	1,969,708
Newpark Resources, Inc. 4.00%, due 12/1/21	5,174,000	5,763,067

	Principal Amount	Value
Oil & Gas Services (continued)
Oil States International, Inc. 1.50%, due 2/15/23	$13,438,000	$12,019,051
Weatherford International, Ltd. 5.875%, due 7/1/21 (g)	16,859,000	8,724,532

		34,646,502

Pharmaceuticals 3.6%
DexCom, Inc. 0.75%, due 12/1/23 (b)	3,894,000	4,577,017
Herbalife Nutrition, Ltd. 2.625%, due 3/15/24	6,582,000	6,401,306
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24	5,395,000	7,105,197
Pacira BioSciences, Inc. 2.375%, due 4/1/22	5,779,000	5,931,340
Sarepta Therapeutics, Inc. 1.50%, due 11/15/24	2,059,000	4,588,368
Supernus Pharmaceuticals, Inc. 0.625%, due 4/1/23	4,136,000	4,056,799

		32,660,027

Semiconductors 10.1%
Cypress Semiconductor Corp. 2.00%, due 2/1/23	3,980,000	4,714,452
Inphi Corp. 1.125%, due 12/1/20	9,461,000	12,729,099
Intel Corp. 3.25%, due 8/1/39	3,685,000	8,677,659
Microchip Technology, Inc.
1.625%, due 2/15/25	12,203,000	21,566,794
1.625%, due 2/15/27	5,198,000	6,136,759
Micron Technology, Inc. 3.125%, due 5/1/32	1,501,000	5,787,206
Novellus Systems, Inc. 2.625%, due 5/15/41	724,000	4,212,910
ON Semiconductor Corp. 1.00%, due 12/1/20	8,174,000	10,062,137
Rambus, Inc. 1.375%, due 2/1/23	6,552,000	6,459,039
Silicon Laboratories, Inc. 1.375%, due 3/1/22	9,006,000	11,226,081

		91,572,136

Software 12.3%
Atlassian Corp. 0.625%, due 5/1/23	5,325,000	9,065,812
Coupa Software, Inc. 0.125%, due 6/15/25 (b)	3,509,000	3,763,690
NICE Systems, Inc. 1.25%, due 1/15/24	13,581,000	23,164,093
Nuance Communications, Inc. 1.25%, due 4/1/25	8,331,000	8,205,237

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
Red Hat, Inc. 0.25%, due 10/1/19	$2,510,000	$6,396,023
ServiceNow, Inc. (zero coupon), due 6/1/22	6,076,000	12,612,667
Splunk, Inc. 0.50%, due 9/15/23 (b)	8,049,000	8,880,123
Twilio, Inc. 0.25%, due 6/1/23	2,263,000	4,544,677
Verint Systems, Inc. 1.50%, due 6/1/21	12,098,000	13,024,448
Workday, Inc. 0.25%, due 10/1/22	11,205,000	16,836,085
Zynga, Inc. 0.25%, due 6/1/24 (b)	4,515,000	4,519,295

		111,012,150

Telecommunications 2.6%
Finisar Corp. 0.50%, due 12/15/36	6,207,000	6,066,880
InterDigital, Inc. 2.00%, due 6/1/24 (b)	2,860,000	2,916,242
Viavi Solutions Inc. 1.00%, due 3/1/24	9,569,000	11,267,497
Vonage Holdings Corp. 1.75%, due 6/1/24 (b)	2,860,000	2,893,389

		23,144,008

Transportation 2.1%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	11,348,000	11,266,467
Echo Global Logistics, Inc. 2.50%, due 5/1/20	7,629,000	7,586,087

		18,852,554

Total Convertible Bonds (Cost $676,727,470)		784,011,478

	Shares
Convertible Preferred Stocks 5.6%
Banks 2.6%
Bank of America Corp. Series L 7.25%	8,636	11,848,592
Wells Fargo & Co. Series L 7.50%	8,264	11,273,749

		23,122,341

	Shares	Value
Chemicals 0.5%
A. Schulman, Inc. 6.00%	4,110	$4,215,833

Equity Real Estate Investment Trusts 0.8%
Crown Castle International Corp. 6.875%	5,982	7,189,467

Health Care Equipment & Supplies 1.0%
Becton Dickinson & Co. 6.125%	146,239	9,053,656

Machinery 0.7%
Rexnord Corp. 5.75%	75,817	4,651,373
Stanley Black & Decker, Inc. 5.375%	20,480	2,071,142

		6,722,515

Total Convertible Preferred Stocks (Cost $45,511,797)		50,303,812

Total Convertible Securities (Cost $722,239,267)		834,315,290

Common Stocks 3.1%
Air Freight & Logistics 0.6%
XPO Logistics, Inc. (h)	87,557	5,061,670

Airlines 0.9%
Delta Air Lines, Inc.	151,688	8,608,294

Banks 0.8%
Bank of America Corp.	267,678	7,762,662

Health Care Equipment & Supplies 0.8%
Teleflex, Inc.	21,245	7,035,282

Total Common Stocks (Cost $15,968,085)		28,467,908

Short-Term Investments 9.8%
Affiliated Investment Company 4.5%
MainStay U.S. Government Liquidity Fund, 2.03% (i)	40,355,327	40,355,327

12	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Unaffiliated Investment Company 5.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (i)(j)	47,965,355	$47,965,355

Total Short-Term Investments (Cost $88,320,682)		88,320,682

Total Investments (Cost $826,528,034)	105.3%	951,103,880
Other Assets, Less Liabilities	(5.3)	(48,171,695)
Net Assets	100.0%	$902,932,185

†	Percentages indicated are based on Portfolio net assets.
(a)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $53,745,326; the total market value of collateral held by the Portfolio was $54,355,973. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $6,390,618 (See Note 2(H)).

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)

Illiquid security—As of June 30, 2019, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $34,320, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, the total market value of fair valued security was $34,320, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(f)	Restricted security (See Note 5).
(g)	Issue in non-accrual status.
(h)	Non-income producing security.
(i)	Current yield as of June 30, 2019.
(j)	Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$783,977,158	$34,320	$784,011,478
Convertible Preferred Stocks (c)	46,087,979	4,215,833	—	50,303,812

Total Convertible Securities	46,087,979	788,192,991	34,320	834,315,290

Common Stocks
Short-Term Investments	28,467,908	—	—	28,467,908
Affiliated Investment Company	40,355,327	—	—	40,355,327
Unaffiliated Investment Company	47,965,355	—	—	47,965,355

Total Short-Term Investments	88,320,682	—	—	88,320,682

Total Investments in Securities	$162,876,569	$788,192,991	$34,320	$951,103,880

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $34,320 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 2 security valued at $4,215,833 is held in Chemicals within the Convertible Preferred Stocks section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2019 (a)
Long-Term Bonds
Convertible Bonds Internet	$—	$—	$—	$34,320	$—	$—	$—	$—	$34,320	$34,320

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $786,172,707) including securities on loan of $53,745,326	$910,748,553
Investment in affiliated investment company, at value (identified cost $40,355,327)	40,355,327
Receivables:
Dividends and interest	2,554,374
Investment securities sold	1,274,158
Portfolio shares sold	398,995
Securities lending	30,996
Other assets	3,932

Total assets	955,366,335

Liabilities
Cash collateral received for securities on loan	47,965,355
Payables:
Investment securities purchased	3,411,265
Manager (See Note 3)	421,228
Portfolio shares redeemed	405,614
NYLIFE Distributors (See Note 3)	142,125
Professional fees	44,806
Shareholder communication	29,824
Custodian	9,190
Trustees	1,011
Accrued expenses	3,732

Total liabilities	52,434,150

Net assets	$902,932,185

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$64,033
Additional paid-in capital	716,995,477

717,059,510
Total distributable earnings (loss)	185,872,675

Net assets	$902,932,185

Initial Class
Net assets applicable to outstanding shares	$196,583,131

Shares of beneficial interest outstanding	13,845,643

Net asset value per share outstanding	$14.20

Service Class
Net assets applicable to outstanding shares	$699,701,676

Shares of beneficial interest outstanding	49,715,158

Net asset value per share outstanding	$14.07

Service 2 Class
Net assets applicable to outstanding shares	$6,647,378

Shares of beneficial interest outstanding	472,360

Net asset value and offering price per share outstanding	$14.07

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,491,013
Dividends-unaffiliated	1,842,326
Dividends-affiliated	553,394
Securities lending	209,113

Total income	7,095,846

Expenses
Manager (See Note 3)	2,475,508
Distribution/Service—Service Class (See Note 3)	825,729
Distribution/Service—Service 2 Class (See Note 3)	6,667
Professional fees	62,245
Shareholder communication	36,027
Custodian	12,524
Trustees	10,419
Miscellaneous	17,526

Total expenses	3,446,645

Net investment income (loss)	3,649,201

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	14,821,962
Net change in unrealized appreciation (depreciation) on unaffiliated investments	105,975,576

Net realized and unrealized gain (loss) on investments	120,797,538

Net increase (decrease) in net assets resulting from operations	$124,446,739

16	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,649,201	$8,636,981
Net realized gain (loss) on investments	14,821,962	57,465,817
Net change in unrealized appreciation (depreciation) on investments	105,975,576	(86,430,824)

Net increase (decrease) in net assets resulting from operations	124,446,739	(20,328,026)

Distributions to shareholders:
Initial Class	(1,466,326)	(10,585,861)
Service Class	(4,335,401)	(31,875,069)
Service 2 Class	(25,834)	(161,160)

Total distributions to shareholders	(5,827,561)	(42,622,090)

Capital share transactions:
Net proceeds from sale of shares	62,393,569	132,526,463
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,827,561	42,622,090
Cost of shares redeemed	(56,733,678)	(134,810,863)

Increase (decrease) in net assets derived from capital share transactions	11,487,452	40,337,690

Net increase (decrease) in net assets	130,106,630	(22,612,426)

Net Assets
Beginning of period	772,825,555	795,437,981

End of period	$902,932,185	$772,825,555

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,

Initial Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$12.31	$13.29	$12.28	$11.86	$13.41	$13.38

Net investment income (loss) (a)	0.07	0.17	0.18	0.19	0.14	0.16

Net realized and unrealized gain (loss) on investments	1.92	(0.41)	1.28	1.18	(0.32)	0.88

Total from investment operations	1.99	(0.24)	1.46	1.37	(0.18)	1.04

Less dividends and distributions:

From net investment income	(0.10)	(0.23)	(0.23)	(0.47)	(0.36)	(0.45)

From net realized gain on investments	—	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.10)	(0.74)	(0.45)	(0.95)	(1.37)	(1.01)

Net asset value at end of period	$14.20	$12.31	$13.29	$12.28	$11.86	$13.41

Total investment return (b)	16.17%	(2.27%)	11.99%	12.07%	(1.33%)	7.98%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.05%††	1.24%	1.40%	1.59%	1.08%	1.21%

Net expenses (c)	0.61%††	0.61%	0.62%	0.64%	0.62%	0.63%

Portfolio turnover rate	11%	43%	34%	39%	58%	55%

Net assets at end of period (in 000’s)	$196,583	$177,136	$227,285	$162,462	$142,942	$158,220

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,	Year ended December 31,

Service Class	2019*	2018	2017	2016	2015	2014

Net asset value at beginning of period	$12.21	$13.18	$12.18	$11.77	$13.32	$13.27

Net investment income (loss) (a)	0.05	0.13	0.15	0.16	0.11	0.13

Net realized and unrealized gain (loss) on investments	1.90	(0.40)	1.26	1.17	(0.32)	0.86

Total from investment operations	1.95	(0.27)	1.41	1.33	(0.21)	0.99

Less dividends and distributions:

From net investment income	(0.09)	(0.19)	(0.19)	(0.44)	(0.33)	(0.38)

From net realized gain on investments	—	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.09)	(0.70)	(0.41)	(0.92)	(1.34)	(0.94)

Net asset value at end of period	$14.07	$12.21	$13.18	$12.18	$11.77	$13.32

Total investment return (b)	16.03%	(2.52%)	11.72%	11.79%	(1.57%)	7.71%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.80%††	0.99%	1.15%	1.35%	0.84%	0.97%

Net expenses (c)	0.86%††	0.86%	0.87%	0.89%	0.87%	0.88%

Portfolio turnover rate	11%	43%	34%	39%	58%	55%

Net assets at end of period (in 000’s)	$699,702	$592,673	$565,974	$476,926	$460,883	$460,406

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,		April 26, 2016** through December 31,

Service 2 Class	2019*	2018	2017	2016

Net asset value at beginning of period	$12.21	$13.18	$12.18	$11.63

Net investment income (loss) (a)	0.05	0.12	0.14	0.11

Net realized and unrealized gain (loss) on investments	1.89	(0.40)	1.26	1.04

Total from investment operations	1.94	(0.28)	1.40	1.15

Less dividends and distributions:

From net investment income	(0.08)	(0.18)	(0.18)	(0.12)

From net realized gain on investments	—	(0.51)	(0.22)	(0.48)

Total dividends and distributions	(0.08)	(0.69)	(0.40)	(0.60)

Net asset value at end of period	$14.07	$12.21	$13.18	$12.18

Total investment return (b)	15.97%	(2.59%)	11.60%	10.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.68%††	0.88%	1.05%	1.33%††

Net expenses (c)	0.96%††	0.96%	0.97%	1.00%††

Portfolio turnover rate	11%	43%	34%	39%

Net assets at end of period (in 000’s)	$6,647	$3,016	$2,179	$797

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Convertible Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers three classes of shares. Initial Class shares commenced operations on October 1, 1996. Service Class shares commenced operations on June 5, 2003. Service 2 Class shares commenced operations on April 26, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class and Service 2 Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.

The Portfolio’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

20	MainStay VP MacKay Convertible Portfolio

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

21

Notes to Financial Statements (Unaudited) (continued)

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction

22	MainStay VP MacKay Convertible Portfolio

of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $53,745,326; the total market value of collateral held by the Portfolio was $54,355,973. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $6,390,618 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $47,965,355.

(I)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The
Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2019, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion. Prior to May 1, 2019, the Fund paid New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.58%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $2,475,508, and paid the Subadvisor in the amount of $1,237,754.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

23

Notes to Financial Statements (Unaudited) (continued)

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.

The Board has adopted a shareholder services plan (the “Service Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.

(C)  Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the six-month period ended June 30, 2019, all associated fees were paid by the Manager.

(D)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$32,141	$86,987	$(78,773)	$—	$—	$40,355	$553	$—	40,355

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$835,560,450	$156,091,179	$(40,547,749)	$115,543,430

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$15,200,280	$27,421,810

Note 5–Restricted Security

Restricted securities, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

As of June 30, 2019, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares/ Principal Amount	Cost	6/30/19 Value	Percent of Net Assets

At Home Corp Convertible Bonds 4.75%, due 12/15/06	5/4/01	2,640,000	—	34,320	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

24	MainStay VP MacKay Convertible Portfolio

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $97,367 and $92,945, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	237,097	$3,242,801
Shares issued to shareholders in reinvestment of dividends and distributions	105,774	1,466,326
Shares redeemed	(881,931)	(12,034,543)

Net increase (decrease)	(539,060)	$(7,325,416)

Year ended December 31, 2018:
Shares sold	532,691	$7,345,452
Shares issued to shareholders in reinvestment of dividends and distributions	780,017	10,585,861
Shares redeemed	(4,033,632)	(55,826,634)

Net increase (decrease)	(2,720,924)	$(37,895,321)

Service Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	4,118,218	$55,666,553
Shares issued to shareholders in reinvestment of dividends and distributions	315,869	4,335,401
Shares redeemed	(3,267,105)	(44,305,524)

Net increase (decrease)	1,166,982	$15,696,430

Year ended December 31, 2018:
Shares sold	9,092,375	$123,686,878
Shares issued to shareholders in reinvestment of dividends and distributions	2,366,938	31,875,069
Shares redeemed	(5,859,020)	(78,465,159)

Net increase (decrease)	5,600,293	$77,096,788

Service 2 Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	252,201	$3,484,215
Shares issued to shareholders in reinvestment of dividends and distributions	1,876	25,834
Shares redeemed	(28,789)	(393,611)

Net increase (decrease)	225,288	$3,116,438

Year ended December 31, 2018:
Shares sold	109,084	$1,494,133
Shares issued to shareholders in reinvestment of dividends and distributions	11,963	161,160
Shares redeemed	(39,365)	(519,070)

Net increase (decrease)	81,682	$1,136,223

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

26	MainStay VP MacKay Convertible Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of policyowners of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products or policies issued by other insurance companies. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Product is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781608	MSVPC10-08/19 (NYLIAC) NI512

MainStay VP MacKay Growth Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	17.17%	4.44%	9.76%	12.23%	0.73%
Service Class Shares	6/5/2003	17.03	4.18	9.48	11.95	0.98

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Growth Index[3]	21.49%	11.56%	13.39%	16.28%

S&P 500® Index[4]	18.54	10.42	10.71	14.70
Morningstar Large Growth Category Average[5]	21.11	10.02	11.33	14.71

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,171.70	$3.93	$1,021.17	$3.66	0.73%

Service Class Shares	$1,000.00	$1,170.30	$5.27	$1,019.93	$4.91	0.98%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Growth Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Software	14.2%

Interactive Media & Services	9.8

IT Services	9.2

Internet & Direct Marketing Retail	7.3

Technology Hardware, Storage & Peripherals	7.3

Semiconductors & Semiconductor Equipment	5.4

Specialty Retail	4.7

Biotechnology	3.3

Aerospace & Defense	3.0

Health Care Providers & Services	2.7

Equity Real Estate Investment Trusts	2.6

Hotels, Restaurants & Leisure	2.5

Media	2.5

Entertainment	1.8

Health Care Equipment & Supplies	1.8

Capital Markets	1.7

Beverages	1.4

Exchange Traded Funds	1.4

Insurance	1.4

Machinery	1.3

Household Durables	1.2

Life Sciences Tools & Services	1.1

Communications Equipment	1.0

Food Products	1.0

Pharmaceuticals	1.0

Professional Services	1.0

Road & Rail	1.0%

Electronic Equipment, Instruments & Components	0.9

Food & Staples Retailing	0.9

Textiles, Apparel & Luxury Goods	0.9

Consumer Finance	0.7

Diversified Consumer Services	0.7

Health Care Technology	0.6

Industrial Conglomerates	0.5

Tobacco	0.5

Commercial Services & Supplies	0.4

Oil, Gas & Consumable Fuels	0.4

Air Freight & Logistics	0.2

Chemicals	0.2

Containers & Packaging	0.2

Thrifts & Mortgage Finance	0.2

Airlines	0.1

Trading Companies & Distributors	0.1

Building Products	0.0	‡

Household Products	0.0	‡

Multiline Retail	0.0	‡

Personal Products	0.0	‡

Short-Term Investments	0.0	‡

Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Visa, Inc., Class A

7.	Boeing Co.

8.	Mastercard, Inc., Class A

9.	iShares Russell 1000 Growth ETF

10.	PayPal Holdings, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s subadvisor.

How did MainStay VP MacKay Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP MacKay Growth Portfolio returned 17.17% for Initial Class shares and 17.03% for Service Class shares. Over the same period, both share classes underperformed the 21.49% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark; the 18.54% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio; and the 21.11% return of the Morningstar Large Growth Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was the primary reason why the Portfolio underperformed relative to the Russell 1000® Growth Index during the reporting period. The Portfolio’s performance directly reflected the performance of our stock selection model, particularly the weak effectiveness of the model’s valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis. Valuation ranges across markets were compressed during the first five months of 2019, and value signals, which tend to prove most effective in an environment in which profits are accelerating, struggled amid a decelerating global growth outlook. Valuation signals proved more effective in June 2019 when value performance rebounded. Positive contributions from the stock selection model’s other factors provided only partial mitigation. (Contributions take weightings and total returns into account.) Momentum signals, which evaluate historical price trends, generated positive performance for the Portfolio during the reporting period, but proved volatile and inconsistent, hence difficult to capture. Sentiment signals, a gauge of institutional investor sentiment, were not effective during the first half of the reporting period but rebounded in the second half of the reporting period thanks to the Portfolio’s underweight positions.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Although no sectors contributed positively to the Portfolio’s performance relative to the Russell 1000® Growth Index during the reporting period, the strongest contributors to the Portfolio’s relative performance included energy, utilities and real estate. During the same period, the most significant detractors from benchmark-relative performance were the health care, information technology and materials sectors

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the most substantial positive contribution to the Portfolio’s absolute performance during the reporting period included software giant Microsoft, consumer electronics leader Apple and dominant e-commerce retailer Amazon.com. The stocks that detracted the most from the Portfolio’s absolute performance during the reporting period included biotechnology developers AbbVie and Biogen, and commodity-focused specialty chemicals company Chemours.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest initial purchase during the reporting period was in shares of communication equipment maker Cisco Systems, while the Portfolio’s largest increase in position size was in social media platform Facebook. Over the same period, the most substantial position that the Portfolio exited completely was in business conglomerate Berkshire Hathaway, while the Portfolio’s most substantial decrease in position size was in health care provider UnitedHealth Group.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s largest sector-weighting increases relative to the Russell 1000® Growth Index were in information technology, communication services and consumer discretionary. Over the same period, the Portfolio’s most substantial sector-weighting decreases relative to the benchmark were in industrials, materials and consumer staples.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio’s largest overweight positions relative to the Russell 1000® Growth Index included the information technology and communication services sectors. As of the same date, the Portfolio sector exposures that were most substantially underweight relative to the benchmark included industrials and health care.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Growth Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 98.7%†
Aerospace & Defense 3.0%
Boeing Co.	32,292	$11,754,611
L3harris Technologies, Inc.	120	22,696
Lockheed Martin Corp.	10,154	3,691,385
Northrop Grumman Corp.	7,917	2,558,062
Raytheon Co.	210	36,515
Spirit AeroSystems Holdings, Inc., Class A	20,487	1,667,027

		19,730,296

Air Freight & Logistics 0.2%
United Parcel Service, Inc., Class B	10,867	1,122,235

Airlines 0.1%
Southwest Airlines Co.	12,676	643,687

Beverages 1.4%
Coca-Cola Co.	79,961	4,071,614
Keurig Dr. Pepper, Inc.	17,922	517,946
PepsiCo., Inc.	37,663	4,938,749

		9,528,309

Biotechnology 3.3%
AbbVie, Inc.	103,491	7,525,866
Alkermes PLC (a)	78,343	1,765,851
Amgen, Inc.	25,622	4,721,622
Biogen, Inc. (a)	8,539	1,997,016
Gilead Sciences, Inc.	63,128	4,264,928
Regeneron Pharmaceuticals, Inc. (a)	4,626	1,447,938

		21,723,221

Building Products 0.0%‡
Masco Corp.	2,994	117,485

Capital Markets 1.7%
Ameriprise Financial, Inc.	3,147	456,818
Charles Schwab Corp.	30,377	1,220,852
E*TRADE Financial Corp.	27,723	1,236,446
Evercore, Inc., Class A	15,726	1,392,852
Lazard, Ltd., Class A	33,015	1,135,386
LPL Financial Holdings, Inc.	35,051	2,859,110
MSCI, Inc.	7,618	1,819,102
S&P Global, Inc.	329	74,943
TD Ameritrade Holding Corp.	18,929	944,936

		11,140,445

Chemicals 0.2%
CF Industries Holdings, Inc.	25,411	1,186,948
Linde PLC	643	129,114

		1,316,062

Commercial Services & Supplies 0.4%
Cintas Corp.	4,773	1,132,585

	Shares	Value
Commercial Services & Supplies (continued)
Clean Harbors, Inc. (a)	21,312	$1,515,283
IAA, Inc. (a)	354	13,728
KAR Auction Services, Inc.	354	8,850
Waste Management, Inc.	321	37,034

		2,707,480

Communications Equipment 1.0%
Arista Networks, Inc. (a)	1,340	347,891
Cisco Systems, Inc.	112,812	6,174,201

		6,522,092

Consumer Finance 0.7%
American Express Co.	401	49,499
Discover Financial Services	19,845	1,539,774
Synchrony Financial	84,741	2,937,971

		4,527,244

Containers & Packaging 0.2%
Ardagh Group S.A.	1,107	19,373
Ball Corp.	18,211	1,274,588
Silgan Holdings, Inc.	1,359	41,585

		1,335,546

Diversified Consumer Services 0.7%
Frontdoor, Inc. (a)	10,799	470,297
H&R Block, Inc.	82,779	2,425,425
Service Corporation International	32,585	1,524,326

		4,420,048

Electronic Equipment, Instruments & Components 0.9%
CDW Corp.	31,647	3,512,817
Jabil, Inc.	39,401	1,245,071
Zebra Technologies Corp., Class A (a)	6,371	1,334,661

		6,092,549

Entertainment 1.8%
Live Nation Entertainment, Inc. (a)	40,749	2,699,621
Netflix, Inc. (a)	19,766	7,260,447
Walt Disney Co.	15,539	2,169,866

		12,129,934

Equity Real Estate Investment Trusts 2.6%
American Tower Corp.	33,148	6,777,109
Americold Realty Trust	18,063	585,602
Brookfield Property REIT, Inc., Class A	72,383	1,367,315
Colony Capital, Inc.	502,188	2,510,940
Crown Castle International Corp.	194	25,288
Equity LifeStyle Properties, Inc.	12,685	1,539,198
Lamar Advertising Co., Class A	4,453	359,402
OUTFRONT Media, Inc.	1,477	38,092
Public Storage	8,968	2,135,908
SBA Communications Corp. (a)	8,429	1,895,176

		17,234,030

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Food & Staples Retailing 0.9%
Costco Wholesale Corp.	15,180	$4,011,467
Sysco Corp.	27,980	1,978,745

		5,990,212

Food Products 1.0%
Campbell Soup Co.	5,476	219,423
Pilgrim’s Pride Corp. (a)	73,232	1,859,360
Post Holdings, Inc. (a)	11,655	1,211,770
TreeHouse Foods, Inc. (a)	45,797	2,477,618
Tyson Foods, Inc., Class A	6,494	524,326

		6,292,497

Health Care Equipment & Supplies 1.8%
Abbott Laboratories	2,399	201,756
ABIOMED, Inc. (a)	2,048	533,484
Align Technology, Inc. (a)	6,419	1,756,880
Boston Scientific Corp. (a)	887	38,123
Cooper Cos., Inc.	4,226	1,423,697
Hill-Rom Holdings, Inc.	14,775	1,545,760
Intuitive Surgical, Inc. (a)	5,381	2,822,604
STERIS PLC	48	7,146
Stryker Corp.	16,708	3,434,831

		11,764,281

Health Care Providers & Services 2.7%
AmerisourceBergen Corp.	38,855	3,312,777
Encompass Health Corp.	441	27,942
HCA Healthcare, Inc.	28,838	3,898,033
McKesson Corp.	19,428	2,610,929
UnitedHealth Group, Inc.	34,145	8,331,721

		18,181,402

Health Care Technology 0.6%
Cerner Corp.	26,398	1,934,974
Veeva Systems, Inc., Class A (a)	10,939	1,773,321

		3,708,295

Hotels, Restaurants & Leisure 2.5%
Chipotle Mexican Grill, Inc. (a)	2,093	1,533,918
Darden Restaurants, Inc.	25,777	3,137,834
Hilton Worldwide Holdings, Inc.	10,961	1,071,328
Starbucks Corp.	89,197	7,477,385
Yum China Holdings, Inc.	68,456	3,162,667

		16,383,132

Household Durables 1.2%
NVR, Inc. (a)	910	3,066,928
PulteGroup, Inc.	81,444	2,575,259
Toll Brothers, Inc.	67,474	2,470,898

		8,113,085

Household Products 0.0%‡
Kimberly-Clark Corp.	274	36,519

	Shares	Value

Industrial Conglomerates 0.5%
3M Co.	6,203	$1,075,228
Carlisle Cos., Inc.	10,822	1,519,517
Honeywell International, Inc.	4,060	708,835

		3,303,580

Insurance 1.4%
American International Group, Inc.	39,607	2,110,261
Brighthouse Financial, Inc. (a)	33,383	1,224,822
First American Financial Corp.	24,868	1,335,412
Mercury General Corp.	7,024	439,000
Progressive Corp.	50,552	4,040,621

		9,150,116

Interactive Media & Services 9.8%
Alphabet, Inc. (a)
Class A	15,306	16,573,337
Class C	15,736	17,009,200
Facebook, Inc., Class A (a)	126,263	24,368,759
IAC/InterActiveCorp (a)	14,059	3,058,254
Match Group, Inc. (b)	6,579	442,569
TripAdvisor, Inc. (a)	29,071	1,345,697
Twitter, Inc. (a)	53,108	1,853,469

		64,651,285

Internet & Direct Marketing Retail 7.3%
Amazon.com, Inc. (a)	19,470	36,868,976
Booking Holdings, Inc. (a)	3,336	6,254,033
eBay, Inc.	52,938	2,091,051
Expedia Group, Inc.	22,947	3,052,639

		48,266,699

IT Services 9.2%
Accenture PLC, Class A	44,548	8,231,134
Akamai Technologies, Inc. (a)	40,264	3,226,757
Automatic Data Processing, Inc.	4,781	790,443
Booz Allen Hamilton Holding Corp.	11,440	757,442
CACI International, Inc., Class A (a)	3,179	650,392
Euronet Worldwide, Inc. (a)	9,613	1,617,291
FleetCor Technologies, Inc. (a)	2,703	759,138
Genpact, Ltd.	24,539	934,690
GoDaddy, Inc., Class A (a)	42,033	2,948,615
International Business Machines Corp.	24,983	3,445,156
Leidos Holdings, Inc.	16,774	1,339,404
Mastercard, Inc., Class A	42,616	11,273,210
PayPal Holdings, Inc. (a)	78,101	8,939,440
Square, Inc., Class A (a)	14,755	1,070,180
VeriSign, Inc. (a)	2,022	422,922
Visa, Inc., Class A	84,177	14,608,918

		61,015,132

Life Sciences Tools & Services 1.1%
Bruker Corp.	7,710	385,115
Charles River Laboratories International, Inc. (a)	4,072	577,817
Illumina, Inc. (a)	6,920	2,547,598

10	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Life Sciences Tools & Services (continued)
Mettler-Toledo International, Inc. (a)	762	$640,080
PRA Health Sciences, Inc. (a)	28,026	2,778,778
Thermo Fisher Scientific, Inc.	1,906	559,754
Waters Corp. (a)	422	90,831

		7,579,973

Machinery 1.3%
AGCO Corp.	34,403	2,668,641
Allison Transmission Holdings, Inc.	63,282	2,933,121
Caterpillar, Inc.	2,398	326,823
Cummins, Inc.	9,046	1,549,941
Illinois Tool Works, Inc.	231	34,837
Oshkosh Corp.	9,124	761,763
Toro Co.	6,292	420,935

		8,696,061

Media 2.5%
Altice U.S.A., Inc., Class A (a)	64,239	1,564,220
Cable One, Inc.	771	902,833
Charter Communications, Inc., Class A (a)	11,712	4,628,348
Comcast Corp., Class A	56,612	2,393,555
Discovery, Inc., Class A (a)(b)	35,258	1,082,421
DISH Network Corp., Class A (a)	12,646	485,733
Nexstar Media Group, Inc., Class A	13,772	1,390,972
Omnicom Group, Inc.	22,271	1,825,108
Sinclair Broadcast Group, Inc., Class A	26,256	1,408,109
Tribune Media Co., Class A	15,044	695,334

		16,376,633

Multiline Retail 0.0%‡
Dollar General Corp.	66	8,921

Oil, Gas & Consumable Fuels 0.4%
Cabot Oil & Gas Corp.	110,617	2,539,766

Personal Products 0.0%‡
Estee Lauder Cos., Inc., Class A	730	133,670

Pharmaceuticals 1.0%
Eli Lilly & Co.	12,038	1,333,690
Horizon Therapeutics PLC (a)	56,693	1,364,034
Johnson & Johnson	2,232	310,873
Merck & Co., Inc.	42,637	3,575,112

		6,583,709

Professional Services 1.0%
ManpowerGroup, Inc.	8,636	834,238
Nielsen Holdings PLC	108,959	2,462,473
Robert Half International, Inc.	25,225	1,438,077
Verisk Analytics, Inc.	11,284	1,652,655

		6,387,443

	Shares	Value

Road & Rail 1.0%
Genesee & Wyoming, Inc., Class A (a)	6,793	$679,300
Landstar System, Inc.	3,027	326,886
Union Pacific Corp.	32,887	5,561,520

		6,567,706

Semiconductors & Semiconductor Equipment 5.4%
Applied Materials, Inc.	95,868	4,305,432
Broadcom, Inc.	23,767	6,841,569
Cypress Semiconductor Corp.	54,350	1,208,744
KLA-Tencor Corp.	15,201	1,796,758
Lam Research Corp.	20,445	3,840,389
Micron Technology, Inc. (a)	53,178	2,052,139
MKS Instruments, Inc.	16,369	1,274,981
NVIDIA Corp.	19,235	3,158,964
NXP Semiconductors N.V.	12,975	1,266,490
ON Semiconductor Corp. (a)	71,839	1,451,866
Qorvo, Inc. (a)	11,647	775,807
QUALCOMM, Inc.	34,305	2,609,581
Teradyne, Inc.	60,438	2,895,585
Texas Instruments, Inc.	21,481	2,465,159

		35,943,464

Software 14.2%
Adobe, Inc. (a)	18,430	5,430,399
Atlassian Corp. PLC, Class A (a)	638	83,476
Cadence Design Systems, Inc. (a)	50,530	3,578,029
CDK Global, Inc.	57,887	2,861,933
Citrix Systems, Inc.	13,608	1,335,489
Dropbox, Inc., Class A (a)	303	7,590
Fair Isaac Corp. (a)	6,179	1,940,330
Fortinet, Inc. (a)	39,846	3,061,368
Intuit, Inc.	6,905	1,804,484
LogMeIn, Inc.	35,446	2,611,661
Manhattan Associates, Inc. (a)	23,463	1,626,690
Microsoft Corp.	347,748	46,584,322
Nuance Communications, Inc. (a)	139,414	2,226,442
Oracle Corp.	108,324	6,171,218
Palo Alto Networks, Inc. (a)	15,108	3,078,406
salesforce.com, Inc. (a)	39,675	6,019,888
ServiceNow, Inc. (a)	3,639	999,160
Teradata Corp. (a)	41,888	1,501,685
VMware, Inc., Class A	17,560	2,936,208
Workday, Inc., Class A (a)	47	9,662

		93,868,440

Specialty Retail 4.7%
Advance Auto Parts, Inc.	10,879	1,676,889
AutoZone, Inc. (a)	3,560	3,914,113
Best Buy Co., Inc.	40,287	2,809,213
Dick’s Sporting Goods, Inc.	71,986	2,492,875
Foot Locker, Inc.	22,544	945,044
Home Depot, Inc.	34,030	7,077,219
Lowe’s Cos., Inc.	62,760	6,333,112

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Michaels Cos., Inc. (a)	2,485	$21,620
O’Reilly Automotive, Inc. (a)	6,270	2,315,636
TJX Cos., Inc.	22,220	1,174,994
Ulta Beauty, Inc. (a)	5,144	1,784,402
Urban Outfitters, Inc. (a)	9,550	217,262
Williams-Sonoma, Inc. (b)	4,790	311,350

		31,073,729

Technology Hardware, Storage & Peripherals 7.3%
Apple, Inc.	213,915	42,338,057
Dell Technologies, Inc., Class C (a)	41,735	2,120,138
NCR Corp. (a)	45,002	1,399,562
Xerox Corp.	62,083	2,198,359

		48,056,116

Textiles, Apparel & Luxury Goods 0.9%
NIKE, Inc., Class B	37,384	3,138,387
Skechers U.S.A., Inc., Class A (a)	89,246	2,810,356

		5,948,743

Thrifts & Mortgage Finance 0.2%
LendingTree, Inc. (a)(b)	1,013	425,490
MGIC Investment Corp. (a)	82,340	1,081,948

		1,507,438

Tobacco 0.5%
Altria Group, Inc.	68,342	3,235,994

Trading Companies & Distributors 0.1%
United Rentals, Inc. (a)	5,561	737,555

Total Common Stocks (Cost $544,919,506)		652,392,259

Exchange-Traded Funds 1.4%
iShares Russell 1000 Growth ETF	59,811	9,410,663

Total Exchange-Traded Funds (Cost $9,302,802)		9,410,663

Short-Term Investments 0.0%‡
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 2.03% (c)	15,459	15,459

	Shares	Value
Unaffiliated Investment Company 0.0%‡
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (c)(d)	263,835	$263,835

Total Short-Term Investments (Cost $279,294)		279,294

Total Investments (Cost $554,501,602)	100.1%	662,082,216
Other Assets, Less Liabilities	(0.1)	(770,334)
Net Assets	100.0%	$661,311,882

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $2,045,496; the total market value of collateral held by the Portfolio was $2,093,852. The market value of the collateral held Included non-cash collateral in the form of U.S. Treasury securities with a value of $1,830,017 (See Note 2(G)).

(c)	Current yield as of June 30, 2019.

(d)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

12	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$652,392,259	$—	$—	$652,392,259
Exchange-Traded Funds	9,410,663	—	—	9,410,663
Short-Term Investments
Affiliated Investment Company	15,459	—	—	15,459
Unaffiliated Investment Company	263,835	—	—	263,835

Total Short-Term Investments	279,294	—	—	279,294

Total Investments in Securities	$662,082,216	$—	$—	$662,082,216

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $554,486,143) including securities on loan of $2,045,496	$662,066,757
Investment in affiliated investment company, at value (identified cost $15,459)	15,459
Receivables:
Dividends	440,261
Portfolio shares sold	1,861
Securities lending	186
Other assets	2,628

Total assets	662,527,152

Liabilities
Cash collateral received for securities on loan	263,835
Payables:
Portfolio shares redeemed	497,995
Manager (See Note 3)	364,368
Shareholder communication	32,075
Professional fees	30,019
NYLIFE Distributors (See Note 3)	11,248
Custodian	9,850
Trustees	776
Accrued expenses	5,104

Total liabilities	1,215,270

Net assets	$661,311,882

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,389
Additional paid-in capital	476,660,948

476,681,337
Total distributable earnings (loss)	184,630,545

Net assets	$661,311,882

Initial Class
Net assets applicable to outstanding shares	$605,964,434

Shares of beneficial interest outstanding	18,659,846

Net asset value per share outstanding	$32.47

Service Class
Net assets applicable to outstanding shares	$55,347,448

Shares of beneficial interest outstanding	1,728,689

Net asset value per share outstanding	$32.02

14	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$4,252,392
Securities lending	258,662
Dividends-affiliated	7,137
Interest	7

Total income	4,518,198

Expenses
Manager (See Note 3)	2,106,971
Distribution/Service—Service Class (See Note 3)	69,330
Professional fees	42,333
Shareholder communication	30,144
Custodian	12,116
Trustees	7,292
Miscellaneous	11,988

Total expenses	2,280,174

Net investment income (loss)	2,238,024

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	17,720,624
Net change in unrealized appreciation (depreciation) on unaffiliated investments	71,791,707

Net realized and unrealized gain (loss) on investments	89,512,331

Net increase (decrease) in net assets resulting from operations	$91,750,355

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,452.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,238,024	$3,514,999
Net realized gain (loss) on investments	17,720,624	54,007,968
Net change in unrealized appreciation (depreciation) on investments	71,791,707	(74,749,567)

Net increase (decrease) in net assets resulting from operations	91,750,355	(17,226,600)

Distributions to shareholders:
Initial Class	—	(34,652,191)
Service Class	—	(3,951,441)

Total distributions to shareholders	—	(38,603,632)

Capital share transactions:
Net proceeds from sale of shares	99,280,269	13,966,153
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	38,603,632
Cost of shares redeemed	(42,929,607)	(75,746,341)

Increase (decrease) in net assets derived from capital share transactions	56,350,662	(23,176,556)

Net increase (decrease) in net assets	148,101,017	(79,006,788)

Net Assets
Beginning of period	513,210,865	592,217,653

End of period	$661,311,882	$513,210,865

16	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$27.74		$30.87	$23.90	$26.09		$29.42	$34.19

Net investment income (loss) (a)	0.12		0.19	0.19	0.09		0.04	0.01

Net realized and unrealized gain (loss) on investments	4.61		(1.10)	7.05	(0.02)		0.58	2.63

Total from investment operations	4.73		(0.91)	7.24	0.07		0.62	2.64

Less dividends and distributions:

From net investment income	—		(0.21)	(0.07)	(0.04)		—	(0.23)

From net realized gain on investments	—		(2.01)	(0.20)	(2.22)		(3.95)	(7.18)

Total dividends and distributions	—		(2.22)	(0.27)	(2.26)		(3.95)	(7.41)

Net asset value at end of period	$32.47		$27.74	$30.87	$23.90		$26.09	$29.42

Total investment return (b)	17.05	%(c)	(4.24%)	30.41%	0.40%		2.58%	8.81%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.76	%††	0.60%	0.71%	0.35	%(d)	0.15%	0.02%

Net expenses (e)	0.73	%††	0.73%	0.74%	0.76	%(f)	0.73%	0.73%

Portfolio turnover rate	61%		127%	141%	177%		112%	88%

Net assets at end of period (in 000’s)	$605,964		$461,537	$525,483	$337,401		$370,679	$405,444

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.77%.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$27.38		$30.50	$23.62	$25.83		$29.24	$34.03

Net investment income (loss) (a)	0.08		0.11	0.12	0.02		(0.03)	(0.08)

Net realized and unrealized gain (loss) on investments	4.56		(1.10)	6.97	(0.01)		0.57	2.61

Total from investment operations	4.64		(0.99)	7.09	0.01		0.54	2.53

Less dividends and distributions:

From net investment income	—		(0.12)	(0.01)	—		—	(0.14)

From net realized gain on investments	—		(2.01)	(0.20)	(2.22)		(3.95)	(7.18)

Total dividends and distributions	—		(2.13)	(0.21)	(2.22)		(3.95)	(7.32)

Net asset value at end of period	$32.02		$27.38	$30.50	$23.62		$25.83	$29.24

Total investment return (b)	16.95	%(c)	(4.48%)	30.09%	0.15%		2.33%	8.54%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.51	%††	0.35%	0.46%	0.10	%(d)	(0.09%)	(0.23%)

Net expenses (e)	0.98	%††	0.98%	0.99%	1.01	%(f)	0.98%	0.98%

Portfolio turnover rate	61%		127%	141%	177%		112%	88%

Net assets at end of period (in 000’s)	$55,347		$51,674	$66,735	$58,448		$63,846	$64,445

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determi-

nations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP MacKay Growth Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

19

Notes to Financial Statements (Unaudited) (continued)

“more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $2,045,496; the total market value of collateral held by the Portfolio was $2,093,852. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,830,017 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $263,835.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the

20	MainStay VP MacKay Growth Portfolio

Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.69%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $2,106,971, and paid the Subadvisor in the amount of $1,053,485.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments.

These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$342	$100,121	$(100,448)	$—	$—	$15	$7	$—	15

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$558,657,694	$118,600,502	$(15,175,980)	$103,424,522

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$25,568,617	$13,035,015

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is

21

Notes to Financial Statements (Unaudited) (continued)

higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $432,857 and $373,201, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	3,205,566	$98,769,782
Shares redeemed	(1,186,052)	(37,453,011)

Net increase (decrease)	2,019,514	$61,316,771

Year ended December 31, 2018:
Shares sold	428,320	$12,632,732
Shares issued to shareholders in reinvestment of dividends and distributions	1,039,798	34,652,191
Shares redeemed	(1,851,094)	(60,985,824)

Net increase (decrease)	(382,976)	$(13,700,901)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	17,270	$510,487
Shares redeemed	(175,919)	(5,476,596)

Net increase (decrease)	(158,649)	$(4,966,109)

Year ended December 31, 2018:
Shares sold	42,818	$1,333,421
Shares issued to shareholders in reinvestment of dividends and distributions	120,043	3,951,441
Shares redeemed	(463,786)	(14,760,517)

Net increase (decrease)	(300,925)	$(9,475,655)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP MacKay Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

23

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781610	MSVPCG10-08/19 (NYLIAC) NI513

MainStay VP Cushing® Renaissance Advantage Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/1/2015	13.84%	–13.16%	–3.18%	1.16%
Service Class Shares	5/1/2015	13.70	–13.38	–3.41	1.41

Benchmark Performance	Six Months	One Year	Since Inception

S&P 500® Index[3]	18.54%	10.42%	10.88%
Russell 3000 Energy Index[4]	12.29	–16.07	–4.58
Morningstar Natural Resources Category Average[5]	11.97	–7.94	–1.32

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Russell 3000 Energy Index is the Fund’s secondary benchmark. The Russell 3000 Energy Index represents the energy sector of the Russell 3000 Index, an index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

5.

The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Cushing Renaissance Advantage Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,138.40	$6.36	$1,018.84	$6.01	1.20%

Service Class Shares	$1,000.00	$1,137.00	$7.68	$1,017.60	$7.25	1.45%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Cushing Renaissance Advantage Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Oil, Gas & Consumable Fuels	65.3%

Energy Equipment & Services	11.5

Machinery	5.0

Chemicals	3.8

Construction & Engineering	2.3

Airlines	2.1

Electrical Equipment	1.6

Trading Companies & Distributors	1.5

Independent Power & Renewable Electricity Producers	1.0%

Metals & Mining	1.0

Marine	0.7

Short-Term Investments	1.9

Other Assets, Less Liabilities	2.3

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Energy Transfer, L.P.

2.	New Fortress Energy LLC

3.	Valero Energy Corp.

4.	Cheniere Energy, Inc.

5.	Viper Energy Partners, L.P.
6.	Diamondback Energy, Inc.

7.	DCP Midstream, L.P.

8.	Targa Resources Corp.

9.	Plains All American Pipeline, L.P.

10.	Marathon Petroleum Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing® Asset Management, LP, the Portfolio’s Subadvisor.

How did MainStay VP Cushing Renaissance Advantage Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Cushing Renaissance Advantage Portfolio returned 13.84% for Initial Class shares and 13.70% for Service Class shares. Over the same period, both share classes underperformed the 18.54% return of the S&P 500® Index1, which is the Portfolio’s primary benchmark, and outperformed the 12.29% performance of the Russell 3000® Energy Index1, which is the Portfolio’s secondary benchmark. Both share classes also outperformed the 11.97% return of the Morningstar Natural Resources Category Average.

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

The Portfolio’s relative performance lagged that of its benchmark, the S&P 500® Index, primarily due to fluctuating energy commodity prices. The Portfolio invests in companies along the energy value chain, as well as “Renaissance” companies anticipated to benefit from growing energy production and lower feedstock costs relative to global costs. For the energy value chain portion of the Portfolio’s strategy, commodity price uncertainty during the reporting period undermined equity performance. The Portfolio’s relative performance was also hurt by macroeconomic factors, related to expansion or contraction of gross domestic product (GDP). These factors appeared to constrain U.S. GDP during the same period, detracting from the equity performance of some of the Portfolio’s industrial holdings that are traditionally extremely sensitive to GDP growth. Although the Portfolio’s holdings are U.S.-focused, the Portfolio may still be susceptible to changes in currencies, trade policies, and global growth expectations.

Which subsectors were the strongest contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?

During the reporting period, the subsectors making the strongest contributions to the Portfolio’s performance relative to the S&P 500® Index included midstream, industrial and exploration & production. (Contributions take weightings and total returns into account.) Holdings in these subsectors benefited from a rebound in energy commodity prices and economic expectations following high levels of volatility in late 2018. The most significant lagging subsectors—all of which still contributed positively to the Portfolio’s relative returns—included chemicals, utilities and transportation.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

During the reporting period, two of the Portfolio’s top three performers were energy companies benefiting from a rebound in energy prices in early 2019: land rig driller Patterson-UTI Energy and Permian Basin exploration & production (E&P) company, Diamondback Energy. The Portfolio’s third leading holding was engineering and construction company, Jacobs Engineering, which showed evidence of effectively transitioning from cyclical construction work to more stable engineering markets.

The most significant detractor from the Portfolio’s absolute performance during the reporting period was oil services company Halliburton, which lagged because of an oversupplied pressure pumping market and expectations for pricing declines. Shares of Encana, a North American E&P company, underperformed because of gas exposure and negative investor reaction to an announced acquisition. Shares of liquefied natural gas importer New Fortress Energy faltered because of investor expectations of an equity raise.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest purchase during the reporting period was in shares of oil mineral rights company Viper Energy Partners, reflecting our belief that the company’s unit price did not appropriately reflect the impact of crude oil prices in early 2019. The Portfolio also purchased shares of liquefied natural gas (LNG) importer New Fortress Energy because, in our opinion, the company occupied a unique market position from which to profit from declining LNG prices.

The Portfolio’s largest sales during the same period included logistics provider XPO Logistics, which in our view failed to execute on their stated company goals, and pump manufacturer Xylem, which we trimmed on valuation concerns following strong stock performance.

How did the Portfolio’s subsector weightings change during the reporting period?

The Portfolio’s largest subsector weighting increases during the reporting period included exploration & production and engineering & construction. The Portfolio’s largest sales during the same period were in the industrial and transportation subsectors.

1.	See footnote on page 5 for more information on benchmark and peer group returns.

8	MainStay VP Cushing Renaissance Advantage Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, we see signs that current growth prospects for companies in the Portfolio’s universe are slowing. We project that growth is likely to wane, but not likely to turn negative in 2019. In our opinion, the recent sell-off provided a good opportunity for the Portfolio to buy shares in companies with strong balance sheets and growth prospects at discounted prices. As of the end of the reporting period, we continue to believe the Portfolio’s focus on companies with strong balance sheets and growth prospects to be a prudent strategy in the current choppy market environment.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 74.2%†
Airlines 2.1%
Southwest Airlines Co.	24,724	$1,255,485

Chemicals 3.8%
Dow, Inc. (a)	18,917	932,797
LyondellBasell Industries N.V., Class A	10,622	914,873
Westlake Chemical Corp.	7,290	506,363

		2,354,033

Construction & Engineering 2.3%
Jacobs Engineering Group, Inc.	16,335	1,378,511

Electrical Equipment 1.6%
Eaton Corp. PLC	11,508	958,386

Energy Equipment & Services 11.5%
Apergy Corp. (a)	24,604	825,218
Cactus, Inc., Class A (a)	33,215	1,100,081
FTS International, Inc. (a)	61,653	344,024
Halliburton Co.	51,668	1,174,930
McDermott International, Inc. (a)(b)	71,420	689,917
Patterson-UTI Energy, Inc.	66,252	762,560
Schlumberger, Ltd.	18,942	752,755
Select Energy Services, Inc., Class A (a)	90,542	1,051,193
U.S. Well Services, Inc. (a)	76,184	367,207

		7,067,885

Independent Power & Renewable Electricity Producers 1.0%
Clearway Energy, Inc., Class C	35,449	597,670

Machinery 5.0%
Oshkosh Corp.	15,026	1,254,521
Wabtec Corp. (b)	16,596	1,190,929
Xylem, Inc.	7,321	612,328

		3,057,778

Marine 0.7%
Kirby Corp. (a)	5,678	448,562

Metals & Mining 1.0%
Allegheny Technologies, Inc. (a)	24,764	624,053

Oil, Gas & Consumable Fuels 43.7%
Cheniere Energy, Inc. (a)	35,809	2,451,126
Cimarex Energy Co.	10,862	644,443
Concho Resources, Inc.	11,082	1,143,441
Diamondback Energy, Inc.	21,007	2,289,133
Encana Corp.	192,884	989,495
EnLink Midstream LLC	36,671	370,010
Golar LNG, Ltd.	65,805	1,216,077
HollyFrontier Corp.	17,679	818,184

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	27,974	$1,563,187
Matador Resources Co. (a)	30,955	615,385
New Fortress Energy LLC (a)	229,417	2,686,473
Occidental Petroleum Corp.	11,540	580,231
Parsley Energy, Inc., Class A (a)	68,544	1,303,022
Pembina Pipeline Corp.	19,697	732,925
Phillips 66	6,264	585,935
Pioneer Natural Resources Co.	7,405	1,139,333
Rosehill Resources, Inc. (a)(b)	240,961	891,556
Targa Resources Corp.	50,178	1,969,988
Tellurian, Inc. (a)(b)	115,424	906,078
Valero Energy Corp.	29,253	2,504,349
WPX Energy, Inc. (a)	124,964	1,438,336

		26,838,707

Trading Companies & Distributors 1.5%
United Rentals, Inc. (a)	7,006	929,206

Total Common Stocks (Cost $47,901,709)		45,510,276

MLPs and Related Companies 21.6%
Oil, Gas & Consumable Fuels 21.6%
DCP Midstream, L.P.	77,167	2,260,993
Energy Transfer, L.P.	201,644	2,839,148
Enterprise Products Partners, L.P.	45,117	1,302,528
EQM Midstream Partners, L.P.	15,204	679,315
GasLog Partners, L.P.	71,671	1,521,575
Plains All American Pipeline, L.P.	70,601	1,719,134
Tallgrass Energy L.P.	23,394	493,847
Viper Energy Partners, L.P.	78,885	2,431,236

Total MLPs and Related Companies (Cost $13,929,133)		13,247,776

Short-Term Investments 1.9%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 2.03% (c)	70,943	70,943

Unaffiliated Investment Company 1.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (c)(d)	1,139,182	1,139,182

Total Short-Term Investments (Cost $1,210,125)		1,210,125

Total Investments (Cost $63,040,967)	97.7%	59,968,177
Other Assets, Less Liabilities	2.3	1,400,350
Net Assets	100.0%	$61,368,527

10	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $2,311,646; the total market value of collateral held by the Portfolio was $2,356,476. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,217,294 (See Note 2(J)).

(c)	Current yield as of June 30, 2019.

(d)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$45,510,276	$—	$—	$45,510,276
MLPs and Related Companies	13,247,776	—	—	13,247,776
Short-Term Investments
Affiliated Investment Company	70,943	—	—	70,943
Unaffiliated Investment Company	1,139,182	—	—	1,139,182

Total Short-Term Investments	1,210,125	—	—	1,210,125

Total Investments in Securities	$59,968,177	$—	$—	$59,968,177

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $62,970,024) including securities on loan of $2,311,646	$59,897,234
Investment in affiliated investment company, at value (identified cost $70,943)	70,943
Cash	3,074
Receivables:
Investment securities sold	2,861,343
Dividends	42,460
Portfolio shares sold	26,013
Securities lending	2,101
Other assets	546

Total assets	62,903,714

Liabilities
Cash collateral received for securities on loan	1,139,182
Payables:
Portfolio shares redeemed	292,888
Manager (See Note 3)	58,982
Professional fees	26,025
Custodian	6,639
NYLIFE Distributors (See Note 3)	5,007
Shareholder communication	3,915
Trustees	186
Accrued expenses	2,363

Total liabilities	1,535,187

Net assets	$61,368,527

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,113
Additional paid-in capital	87,143,894

87,151,007
Total distributable earnings (loss)	(25,782,480)

Net assets	$61,368,527

Initial Class
Net assets applicable to outstanding shares	$35,973,252

Shares of beneficial interest outstanding	4,154,565

Net asset value per share outstanding	$8.66

Service Class
Net assets applicable to outstanding shares	$25,395,275

Shares of beneficial interest outstanding	2,958,331

Net asset value per share outstanding	$8.58

12	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$1,578,998
Securities lending	60,949
Dividends-affiliated	54,268
Interest	59

Total income	1,694,274

Expenses
Manager (See Note 3)	556,790
Distribution/Service—Service Class (See Note 3)	32,368
Professional fees	28,916
Custodian	10,048
Shareholder communication	6,039
Trustees	1,581
Miscellaneous	4,551

Total expenses	640,293

Net investment income (loss)	1,053,981

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(11,624,917)
Foreign currency transactions	50

Net realized gain (loss) on investments and foreign currency transactions	(11,624,867)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	25,615,797
Translation of other assets and liabilities in foreign currencies	26

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	25,615,823

Net realized and unrealized gain (loss) on investments and foreign currency transactions	13,990,956

Net increase (decrease) in net assets resulting from operations	$15,044,937

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,644.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,053,981	$(1,176,255)
Net realized gain (loss) on investments and foreign currency transactions	(11,624,867)	541,802
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	25,615,823	(46,014,505)

Net increase (decrease) in net assets resulting from operations	15,044,937	(46,648,958)

Capital share transactions:
Net proceeds from sale of shares	4,459,328	29,557,119
Cost of shares redeemed	(70,949,494)	(61,396,911)

Increase (decrease) in net assets derived from capital share transactions	(66,490,166)	(31,839,792)

Net increase (decrease) in net assets	(51,445,229)	(78,488,750)

Net Assets
Beginning of period	112,813,756	191,302,506

End of period	$61,368,527	$112,813,756

14	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,				May 1, 2015** through December 31,

Initial Class	2019*		2018		2017	2016	2015

Net asset value at beginning of period	$7.61		$10.52		$9.75	$7.59	$10.00

Net investment income (loss) (a)	0.09		(0.07)		(0.05)	0.00 ‡	0.04

Net realized and unrealized gain (loss) on investments	0.96		(2.84)		0.82	2.18	(2.40)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00	)‡

Total from investment operations	1.05		(2.91)		0.77	2.18	(2.36)

From net investment income	—		—		—	(0.02)	(0.05)

Net asset value at end of period	$8.66		$7.61		$10.52	$9.75	$7.59

Total investment return (b)	13.80	%(c)	(27.66	%)(c)	7.90%	28.77%	(23.58%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.20	%††	(0.66%)		(0.49%)	0.06%	0.60	% ††

Net expenses (d)	1.20	%††	1.21%		1.31%	1.38%	1.35	% ††

Portfolio turnover rate	77%		162%		116%	356%	122	% (e)

Net assets at end of period (in 000’s)	$35,973		$90,681		$158,846	$71,036	$58,364

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Portfolio turnover rate is not annualized.

	Six months ended June 30,		Year ended December 31,					May 1, 2015** through December 31,

Service Class	2019*		2018		2017		2016	2015

Net asset value at beginning of period	$7.55		$10.47		$9.73		$7.59	$10.00

Net investment income (loss) (a)	0.07		(0.09)		(0.07)		(0.02)	0.02

Net realized and unrealized gain (loss) on investments	0.96		(2.83)		0.81		2.18	(2.39)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	(0.00	)‡	0.00 ‡	(0.00	)‡

Total from investment operations	1.03		(2.92)		0.74		2.16	(2.37)

Less dividends:

From net investment income	—		—		—		(0.02)	(0.04)

Net asset value at end of period	$8.58		$7.55		$10.47		$9.73	$7.59

Total investment return (b)	13.64	%(c)	(27.89	%)(c)	7.61	% (c)	28.48%	(23.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.74	%††	(0.91%)		(0.74%)		(0.37%)	0.37	% ††

Net expenses (d)	1.45	%††	1.46%		1.56%		1.64%	1.60	% ††

Portfolio turnover rate	77%		162%		116%		356%	122	% (e)

Net assets at end of period (in 000’s)	$25,395		$22,133		$32,457		$26,714	$5,927

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Cushing Renaissance Advantage Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2015. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

16	MainStay VP Cushing Renaissance Advantage Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted

17

Notes to Financial Statements (Unaudited) (continued)

prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.

The Portfolio may invest no more than 25% of its total assets in certain master limited partnerships (“MLPs”) on an annual basis. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on the Statement of Operations, as well as adjusting the cost basis of each MLP accordingly, as reported on the Portfolio of Investments.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The Portfolio records its investment income on the ex-date of the distributions from Energy Trusts and MLPs. For financial statement purposes, the Portfolio uses return of capital and income estimates to allocate the distributions received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement

18	MainStay VP Cushing Renaissance Advantage Portfolio

of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $2,311,646; the total market value of collateral held by the Portfolio was $2,356,476. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,217,294 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $1,139,182.

(K)  Energy Companies Risk.  The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as a limited partner in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

19

Notes to Financial Statements (Unaudited) (continued)

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator,

pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 1.10% up to $500 million; and 1.05% in excess of $500 million. During the six-month period ended June 30, 2019, the effective management fee rate was 1.10%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $556,790, and paid the Subadvisor in the amount of $278,395.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$7,333	$81,143	$(88,405)	$—	$—	$71	$54	$—	71

20	MainStay VP Cushing Renaissance Advantage Portfolio

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$66,549,227	$2,771,846	$(9,352,896)	$(6,581,050)

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $8,630,565, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$8,631	$—

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$—	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the

Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $73,584 and $133,786, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	54,556	$467,367
Shares redeemed	(7,820,275)	(67,123,128)

Net increase (decrease)	(7,765,719)	$(66,655,761)

Year ended December 31, 2018:
Shares sold	2,687,442	$23,874,500
Shares redeemed	(5,866,286)	(53,791,151)

Net increase (decrease)	(3,178,844)	$(29,916,651)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	468,946	$3,991,961
Shares redeemed	(441,596)	(3,826,366)

Net increase (decrease)	27,350	$165,595

Year ended December 31, 2018:
Shares sold	601,349	$5,682,619
Shares redeemed	(770,676)	(7,605,760)

Net increase (decrease)	(169,327)	$(1,923,141)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is

21

Notes to Financial Statements (Unaudited) (continued)

effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Cushing Renaissance Advantage Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

23

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York
Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781612	MSVPCRA10-08/19 (NYLIAC) NI514

MainStay VP Eagle Small Cap Growth Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	19.53%	0.84%	8.02%	9.53%	0.85%
Service Class Shares	2/17/2012	19.38	0.59	7.75	9.26	1.10

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Russell 2000® Growth Index[3]	20.36%	–0.49%	8.63%	11.65%
Morningstar Small Growth Category Average[4]	21.82	3.22	9.18	11.23

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 2000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,195.30	$4.63	$1,020.58	$4.26	0.85%

Service Class Shares	$1,000.00	$1,193.80	$5.98	$1,019.34	$5.51	1.10%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Eagle Small Cap Growth Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Biotechnology	12.3%

Software	9.9

Health Care Equipment & Supplies	7.3

Machinery	6.7

Hotels, Restaurants & Leisure	5.5

Chemicals	3.9

Semiconductors & Semiconductor Equipment	3.9

Aerospace & Defense	3.5

Commercial Services & Supplies	3.5

Electronic Equipment, Instruments & Components	3.2

Specialty Retail	3.1

Consumer Finance	2.2

Health Care Technology	2.2

Pharmaceuticals	2.1

Building Products	1.9

Health Care Providers & Services	1.9

Electrical Equipment	1.8

Textiles, Apparel & Luxury Goods	1.8

Capital Markets	1.7

Communications Equipment	1.7

Food & Staples Retailing	1.5

IT Services	1.5%

Life Sciences Tools & Services	1.5

Household Durables	1.4

Internet & Direct Marketing Retail	1.3

Road & Rail	1.3

Banks	1.1

Equity Real Estate Investment Trusts	1.1

Oil, Gas & Consumable Fuels	1.1

Construction Materials	1.0

Distributors	1.0

Food Products	1.0

Auto Components	0.8

Thrifts & Mortgage Finance	0.7

Multiline Retail	0.6

Diversified Telecommunication Services	0.5

Leisure Products	0.5

Media	0.5

Short-Term Investments	3.8

Other Assets, Less Liabilities	–2.3

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Quaker Chemical Corp.

2.	Planet Fitness, Inc., Class A

3.	Trex Co., Inc.

4.	John Bean Technologies Corp.

5.	Woodward, Inc.
6.	RealPage, Inc.

7.	Chart Industries, Inc.

8.	Cornerstone OnDemand, Inc.

9.	Hexcel Corp.

10.	Entegris, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, CFA, Eric Mintz, CFA, and Christopher Sassouni of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its primary benchmark and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Eagle Small Cap Growth Portfolio returned 19.53% for Initial Class shares and 19.38% for Service Class shares. Over the same period, both share classes underperformed the 20.36% return of the Russell 2000® Growth Index, which is the Portfolio’s broad-based securities-market index, and underperformed the 21.82% return of the Morningstar Small Growth Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

All sectors generated positive returns during the reporting period, led by information technology and industrials, followed by real estate, health care and consumer discretionary. No sectors generated negative performance during the reporting period; however, consumer staples, communication services and energy lagged other sectors in the Russell 2000® Growth Index. The Portfolio underperformed the benchmark primarily due to relatively weak returns from financial sector holdings. The Portfolio’s consumer discretionary holdings also underperformed the benchmark. These detractors were partly offset by relatively strong contributions to positive performance from holdings in the industrials, consumer staples and materials sectors. (Contributions take weighting and total returns into account.)

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors providing the strongest positive contributions to the Portfolio’s performance relative to the Russell 2000® Growth Index included industrials, consumer staples and materials. Good individual stock selections drove positive performance in industrials, where the Portfolio’s allocation remained in line with the benchmark. In consumer staples, relative performance benefited from the Portfolio’s modestly underweight exposure. In materials, good individual stock selections produced most of the Portfolio’s relatively strong performance, bolstered by slightly overweight exposure to the sector.

The Portfolio’s worst-performing sectors on a relative basis included financials, health care and consumer discretionary. The Portfolio held slightly underweight exposure to financials, but the performance of individual holdings detracted from returns relative to the benchmark. In health care, the Portfolio held an in-line position with the benchmark but saw returns slightly trail their benchmark counterparts despite posting solid double-digit absolute returns. In the consumer discretionary sector, the Portfolio benefited from modestly overweight exposure relative to the benchmark, but the performance of individual holdings lagged.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s best-performing stocks on an absolute basis during the year included biopharmaceutical developer Loxo Oncology, casino systems and services provider Everi and food processing technology company John Bean Technologies. Loxo shares surged during the reporting period when the firm’s acquisition by Eli Lilly was announced at a substantial premium over the prior share price. Everi reported solid results within its core operating segments while providing encouraging full-year 2019 guidance as well as additional clarity on progress towards deleveraging its balance sheet. John Bean Technologies benefited from the growing recognition of the efficiencies and added value provided by the firm’s technologies as part of the food products supply chain.

The most substantial detractors from the Portfolio’s relative performance during the year included financial and credit services provider Green Dot, home furnishings and accessories retailer At Home Group and health care software provider and consultant Evolent Health. Shares in Green Dot declined as revenue growth moderated and concerns arose involving the company’s relationship with major customer Walmart, which is up for renewal in 2020. At Home reported weak financial results due, in part, to poor weather, and lowered forward-looking guidance in the face of intensified competitive pressure, leading us to sell the Portfolio’s holdings. Shares in Evolent Health fell after markets reacted negatively to the company’s announced acquisition of Passport Health Plan. However, we remained cautiously optimistic on the company’s ability to meet the industry’s evolving need for information and analytics that improve efficiency and results.

Did the Portfolio make any significant purchases or sales during the reporting period?

One of the Portfolio’s significant purchases during the reporting period was Simply Good Foods, which develops and markets nutritional and snacking products. We initiated the position because we believe the company’s track record of effectively marketing its products beyond dieters to also include the much larger segment of lifestyle users bodes well for future sales of its Atkins shakes and bars.

The Portfolio’s notable sales during the same period included At Home Group, described earlier, and online subscription billing and management platforms operator Zuora. Zuora saw shares decline due to difficulties with the firm’s expanding sales force

1.	See footnote on page 5 for more information on benchmark and peer group returns.

8	MainStay VP Eagle Small Cap Growth Portfolio

as well as integration issues with a recent acquisition. Although we believed Zuora’s acquisition of revenue automation platform RevPro was ultimately strategic, we remained concerned regarding integration of the deal and the firm’s ability to leverage it.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure relative to the Russell 2000® Growth Index in the consumer staples and materials sectors. Consumer staples exposure changed from a modest underweight relative to the benchmark to a slightly underweight position, while the materials sector changed from a slightly overweight position to one that was modestly overweight. Over the same period, the Portfolio decreased its relative exposure to the consumer discretionary and information technology sectors. Consumer discretionary changed from a modestly overweight position to an in-line position relative to the benchmark. Information technology exposure shifted from an overweight position to one that was slightly overweight. Generally, the Portfolio’s overweight and underweight positions tended to result from the appreciation (or depreciation) of its holdings.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio held a modestly overweight position relative to the Russell 2000® Growth Index in the information technology and materials sectors, and a slightly overweight position in the health care sector. The Portfolio maintained effectively in-line positions relative to the benchmark in the consumer discretionary and industrials sectors.

As of the same date, the Portfolio held an underweight position in communication services and real estate, and a slightly underweight position relative to the benchmark in the financials, consumer staples and energy sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 98.5%†
Aerospace & Defense 3.5%
Aerojet Rocketdyne Holdings, Inc. (a)	124,022	$5,552,465
Aerovironment, Inc. (a)	38,616	2,192,230
Hexcel Corp.	77,118	6,237,304

		13,981,999

Auto Components 0.8%
Fox Factory Holding Corp. (a)	24,585	2,028,509
Visteon Corp. (a)	21,828	1,278,684

		3,307,193

Banks 1.1%
Glacier Bancorp, Inc.	106,121	4,303,207

Biotechnology 12.3%
ACADIA Pharmaceuticals, Inc. (a)	62,255	1,664,076
Acceleron Pharma, Inc. (a)	50,024	2,054,986
Amicus Therapeutics, Inc. (a)	167,442	2,089,676
Arena Pharmaceuticals, Inc. (a)	57,563	3,374,919
ArQule, Inc. (a)(b)	208,585	2,296,521
Atara Biotherapeutics, Inc. (a)	77,119	1,550,863
Biohaven Pharmaceutical Holding Co., Ltd. (a)	58,865	2,577,698
Blueprint Medicines Corp. (a)	42,143	3,975,349
Dynavax Technologies Corp. (a)(b)	181,348	723,578
Exact Sciences Corp. (a)	23,365	2,758,005
Genomic Health, Inc. (a)	54,698	3,181,783
Global Blood Therapeutics, Inc. (a)	26,755	1,407,313
Heron Therapeutics, Inc. (a)	96,681	1,797,300
Insmed, Inc. (a)	91,011	2,329,882
Kura Oncology, Inc. (a)	111,873	2,202,779
Ligand Pharmaceuticals, Inc. (a)	23,894	2,727,500
Progenics Pharmaceuticals, Inc. (a)	382,430	2,359,593
Ra Pharmaceuticals, Inc. (a)	49,265	1,481,399
Repligen Corp. (a)	29,652	2,548,589
Sage Therapeutics, Inc. (a)(b)	14,990	2,744,519
Sarepta Therapeutics, Inc. (a)	19,524	2,966,672

		48,813,000

Building Products 1.9%
Trex Co., Inc. (a)	106,522	7,637,627

Capital Markets 1.7%
PJT Partners, Inc., Class A	69,915	2,832,956
Stifel Financial Corp.	63,369	3,742,573

		6,575,529

Chemicals 3.9%
Quaker Chemical Corp.	53,526	10,859,355
Sensient Technologies Corp.	62,781	4,613,148

		15,472,503

Commercial Services & Supplies 3.5%
Brink’s Co.	54,513	4,425,365

	Shares	Value
Commercial Services & Supplies (continued)
MSA Safety, Inc.	49,994	$5,268,868
Ritchie Brothers Auctioneers, Inc.	127,084	4,221,730

		13,915,963

Communications Equipment 1.7%
Acacia Communications, Inc. (a)	78,092	3,682,819
Lumentum Holdings, Inc. (a)	54,316	2,901,017

		6,583,836

Construction Materials 1.0%
Summit Materials, Inc., Class A (a)	204,653	3,939,570

Consumer Finance 2.2%
FirstCash, Inc.	48,219	4,822,864
Green Dot Corp., Class A (a)	81,132	3,967,355

		8,790,219

Distributors 1.0%
Pool Corp.	20,921	3,995,911

Diversified Telecommunication Services 0.5%
Bandwidth, Inc., Class A (a)	27,496	2,062,750

Electrical Equipment 1.8%
Bloom Energy Corp., Class A (a)(b)	200,080	2,454,982
Thermon Group Holdings, Inc. (a)	189,494	4,860,521

		7,315,503

Electronic Equipment, Instruments & Components 3.2%
Cognex Corp.	110,260	5,290,275
Coherent, Inc. (a)	35,297	4,813,452
II-VI, Inc. (a)	74,448	2,721,819

		12,825,546

Equity Real Estate Investment Trusts 1.1%
Seritage Growth Properties, Class A (b)	105,655	4,538,939

Food & Staples Retailing 1.5%
Casey’s General Stores, Inc.	37,488	5,847,753

Food Products 1.0%
Freshpet, Inc. (a)	42,833	1,949,330
Simply Good Foods Co. (a)	84,000	2,022,720

		3,972,050

Health Care Equipment & Supplies 7.3%
Haemonetics Corp. (a)	35,386	4,258,351
Insulet Corp. (a)	30,767	3,672,965
Merit Medical Systems, Inc. (a)	86,170	5,132,285
NuVasive, Inc. (a)	39,084	2,287,977
Penumbra, Inc. (a)(b)	14,715	2,354,400
Quidel Corp. (a)	38,398	2,277,769
Tandem Diabetes Care, Inc. (a)	62,038	4,002,692

10	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
West Pharmaceutical Services, Inc.	17,751	$2,221,538
Wright Medical Group N.V. (a)	91,272	2,721,731

		28,929,708

Health Care Providers & Services 1.9%
Amedisys, Inc. (a)	16,735	2,031,796
AMN Healthcare Services, Inc. (a)	30,470	1,652,998
BioTelemetry, Inc. (a)	30,873	1,486,535
HealthEquity, Inc. (a)	34,002	2,223,731

		7,395,060

Health Care Technology 2.2%
Evolent Health, Inc., Class A (a)	122,963	977,556
Omnicell, Inc. (a)	43,846	3,772,071
Teladoc Health, Inc. (a)(b)	60,837	4,040,185

		8,789,812

Hotels, Restaurants & Leisure 5.5%
Everi Holdings, Inc. (a)	423,278	5,049,706
Lindblad Expeditions Holdings, Inc. (a)	112,126	2,012,662
Penn National Gaming, Inc. (a)	216,683	4,173,314
Planet Fitness, Inc., Class A (a)	109,136	7,905,812
Wingstop, Inc.	28,521	2,702,365

		21,843,859

Household Durables 1.4%
Universal Electronics, Inc. (a)	133,242	5,465,587

Internet & Direct Marketing Retail 1.3%
Etsy, Inc. (a)	46,240	2,837,749
Revolve Group, Inc. (a)(b)	66,895	2,307,877

		5,145,626

IT Services 1.5%
Evo Payments, Inc., Class A (a)	100,539	3,169,995
Verra Mobility Corp. (a)	227,116	2,972,948

		6,142,943

Leisure Products 0.5%
Yeti Holdings, Inc. (a)(b)	69,609	2,015,181

Life Sciences Tools & Services 1.5%
NeoGenomics, Inc. (a)	183,838	4,033,406
PRA Health Sciences, Inc. (a)	20,497	2,032,277

		6,065,683

Machinery 6.7%
Chart Industries, Inc. (a)	89,171	6,855,467
John Bean Technologies Corp.	59,625	7,222,376
Kennametal, Inc.	75,699	2,800,106
Kornit Digital, Ltd. (a)	85,012	2,691,480
Woodward, Inc.	63,125	7,143,225

		26,712,654

	Shares	Value
Media 0.5%
Sinclair Broadcast Group, Inc., Class A	34,430	$1,846,481

Multiline Retail 0.6%
Ollie’s Bargain Outlet Holdings, Inc. (a)	27,972	2,436,641

Oil, Gas & Consumable Fuels 1.1%
Viper Energy Partners, L.P.	148,426	4,574,489

Pharmaceuticals 2.1%
Cymabay Therapeutics, Inc. (a)	150,830	1,079,943
Horizon Therapeutics PLC (a)	135,418	3,258,157
Odonate Therapeutics, Inc. (a)	40,032	1,468,774
Zogenix, Inc. (a)(b)	56,442	2,696,799

		8,503,673

Road & Rail 1.3%
Landstar System, Inc.	47,133	5,089,893

Semiconductors & Semiconductor Equipment 3.9%
Cabot Microelectronics Corp.	29,099	3,203,218
Entegris, Inc.	165,707	6,184,185
Lattice Semiconductor Corp. (a)	182,928	2,668,919
Silicon Laboratories, Inc. (a)	33,322	3,445,495

		15,501,817

Software 9.9%
AppFolio, Inc., Class A (a)	22,859	2,337,790
Cornerstone OnDemand, Inc. (a)	114,771	6,648,684
Everbridge, Inc. (a)	27,847	2,490,079
Guidewire Software, Inc. (a)	57,845	5,864,326
Pegasystems, Inc.	86,185	6,137,234
Q2 Holdings, Inc. (a)	47,729	3,644,586
RealPage, Inc. (a)	120,515	7,092,308
SailPoint Technologies Holding, Inc. (a)	112,461	2,253,718
Tenable Holdings, Inc. (a)	105,000	2,996,700

		39,465,425

Specialty Retail 3.1%
Floor & Decor Holdings, Inc., Class A (a)	103,612	4,341,343
Genesco, Inc. (a)	50,943	2,154,380
MarineMax, Inc. (a)	168,023	2,762,298
National Vision Holdings, Inc. (a)	98,707	3,033,266

		12,291,287

Textiles, Apparel & Luxury Goods 1.8%
Canada Goose Holdings, Inc. (a)(b)	65,860	2,550,758
Steven Madden, Ltd.	137,933	4,682,825

		7,233,583

Thrifts & Mortgage Finance 0.7%
NMI Holdings, Inc., Class A (a)	103,252	2,931,324

Total Common Stocks (Cost $312,555,066)		392,259,824

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Short-Term Investments 3.8%
Affiliated Investment Company 0.8%
MainStay U.S. Government Liquidity Fund, 2.03% (c)	3,074,519	$3,074,519

Unaffiliated Investment Company 3.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (c)(d)	11,781,112	11,781,112

Total Short-Term Investments (Cost $14,855,631)		14,855,631

Total Investments (Cost $327,410,697)	102.3%	407,115,455
Other Assets, Less Liabilities	(2.3)	(9,063,826)
Net Assets	100.0%	$398,051,629
†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $21,476,194; the total market value of collateral held by the Portfolio was $21,946,221. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $10,165,109 (See Note 2(H)).

(c)	Current yield as of June 30, 2019.

(d)	Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$392,259,824	$—	$—	$392,259,824
Short-Term Investments
Affiliated Investment Company	3,074,519	—	—	3,074,519
Unaffiliated Investment Company	11,781,112	—	—	11,781,112

Total Short-Term Investments	14,855,631	—	—	14,855,631

Total Investments in Securities	$407,115,455	$—	$—	$407,115,455

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $324,336,178) including securities on loan of $21,476,194	$404,040,936
Investment in affiliated investment company, at value (identified cost $3,074,519)	3,074,519
Receivables:
Investment securities sold	3,583,537
Portfolio shares sold	72,280
Dividends	30,915
Securities lending	8,894
Other assets	1,791

Total assets	410,812,872

Liabilities
Cash collateral received for securities on loan	11,781,112
Payables:
Investment securities purchased	460,261
Manager (See Note 3)	257,921
Portfolio shares redeemed	175,945
Professional fees	28,981
NYLIFE Distributors (See Note 3)	24,165
Shareholder communication	15,800
Custodian	12,351
Trustees	454
Accrued expenses	4,253

Total liabilities	12,761,243

Net assets	$398,051,629

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,471
Additional paid-in capital	257,032,862

257,060,333
Total distributable earnings (loss)	140,991,296

Net assets	$398,051,629

Initial Class
Net assets applicable to outstanding shares	$276,324,443

Shares of beneficial interest outstanding	18,947,321

Net asset value per share outstanding	$14.58

Service Class
Net assets applicable to outstanding shares	$121,727,186

Shares of beneficial interest outstanding	8,524,012

Net asset value per share outstanding	$14.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$721,997
Dividends—affiliated	71,857
Securities lending	56,495
Interest	18

Total income	850,367

Expenses
Manager (See Note 3)	1,582,885
Distribution/Service—Service Class (See Note 3)	142,384
Professional fees	37,150
Shareholder communication	18,309
Custodian	11,945
Trustees	4,919
Miscellaneous	8,537

Total expenses	1,806,129

Net investment income (loss)	(955,762)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	12,042,466
Net change in unrealized appreciation (depreciation) on unaffiliated investments	56,645,893

Net realized and unrealized gain (loss) on investments	68,688,359

Net increase (decrease) in net assets resulting from operations	$67,732,597

(a)	Dividends recorded net of foreign withholding taxes in the amount of $6,863.

14	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(955,762)	$(1,847,781)
Net realized gain (loss) on investments	12,042,466	51,592,156
Net change in unrealized appreciation (depreciation) on investments	56,645,893	(82,610,573)

Net increase (decrease) in net assets resulting from operations	67,732,597	(32,866,198)

Distributions to shareholders:
Initial Class	—	(15,228,718)
Service Class	—	(5,875,041)

Total distributions to shareholders	—	(21,103,759)

Capital share transactions:
Net proceeds from sale of shares	23,299,899	55,355,833
Net asset value of shares issued to shareholders in reinvestment of distributions	—	21,103,759
Cost of shares redeemed	(41,024,760)	(77,438,688)

Increase (decrease) in net assets derived from capital share transactions	(17,724,861)	(979,096)

Net increase (decrease) in net assets	50,007,736	(54,949,053)

Net Assets
Beginning of period	348,043,893	402,992,946

End of period	$398,051,629	$348,043,893

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$12.20		$14.09	$12.03	$11.53	$13.33	$13.07

Net investment income (loss) (a)	(0.03)		(0.06)	(0.06)	(0.05)	(0.07)	(0.04)

Net realized and unrealized gain (loss) on investments	2.41		(1.04)	2.78	1.19	(0.09)	0.36

Total from investment operations	2.38		(1.10)	2.72	1.14	(0.16)	0.32

Less distributions:

From net realized gain on investments	—		(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of period	$14.58		$12.20	$14.09	$12.03	$11.53	$13.33

Total investment return (b)	19.51	% (c)	(8.88%)	22.83%	10.01%	(0.91%)	2.52%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.42	%)††	(0.40%)	(0.48%)	(0.41%)	(0.53%)	(0.30%)

Net expenses (d)	0.85	% ††	0.85%	0.85%	0.86%	0.85%	0.85%

Portfolio turnover rate	22%		41%	41%	36%	50%	51%

Net assets at end of period (in 000’s)	$276,324		$251,547	$312,106	$282,378	$319,580	$343,965

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.96		$13.87	$11.88	$11.42	$13.25	$13.02

Net investment income (loss) (a)	(0.05)		(0.09)	(0.09)	(0.07)	(0.10)	(0.07)

Net realized and unrealized gain (loss) on investments	2.37		(1.03)	2.74	1.17	(0.09)	0.36

Total from investment operations	2.32		(1.12)	2.65	1.10	(0.19)	0.29

Less distributions:

From net realized gain on investments	—		(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of period	$14.28		$11.96	$13.87	$11.88	$11.42	$13.25

Total investment return (b)	19.40	% (c)	(9.11%)	22.53%	9.73%	(1.16%)	2.27%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.67	%)††	(0.64%)	(0.72%)	(0.66%)	(0.79%)	(0.55%)

Net expenses (d)	1.10	% ††	1.10%	1.10%	1.11%	1.10%	1.10%

Portfolio turnover rate	22%		41%	41%	36%	50%	51%

Net assets at end of period (in 000’s)	$121,727		$96,497	$90,887	$70,131	$71,135	$61,536

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Eagle Small Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing

18	MainStay VP Eagle Small Cap Growth Portfolio

authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counter-

parties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $21,476,194; the total market value of collateral held by the Portfolio was $21,946,221. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $10,165,109 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $11,781,112.

19

Notes to Financial Statements (Unaudited) (continued)

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Eagle Asset Management, Inc. (“Eagle” or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Eagle, New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2019, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.81% up to $1 billion and 0.785% in excess of $1 billion. Prior to May 1, 2019, the Fund, on behalf of the Portfolio, paid New York Life Investments in its capacity as the portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets of 0.81%. During the six-month period ended June 30, 2019, the effective management fee rate was 0.81%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,582,885, and paid the Subadvisor in the amount of $806,466.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$11,324	$61,763	$(70,012)	$—	$—	$3,075	$72	$—	3,075

20	MainStay VP Eagle Small Cap Growth Portfolio

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$327,804,609	$96,008,390	$(16,697,544)	$79,310,846

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$6,001,466	$15,102,293

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $83,112 and $101,831, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	466,774	$6,342,604
Shares redeemed	(2,138,631)	(30,322,181)

Net increase (decrease)	(1,671,857)	$(23,979,577)

Year ended December 31, 2018:
Shares sold	1,386,685	$19,758,474
Shares issued to shareholders in reinvestment of dividends and distributions	1,020,434	15,228,717
Shares redeemed	(3,931,627)	(58,870,220)

Net increase (decrease)	(1,524,508)	$(23,883,029)

Service Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	1,231,114	$16,957,295
Shares redeemed	(774,922)	(10,702,579)

Net increase (decrease)	456,192	$6,254,716

Year ended December 31, 2018:
Shares sold	2,419,281	$35,597,359
Shares issued to shareholders in reinvestment of dividends and distributions	401,292	5,875,042
Shares redeemed	(1,307,173)	(18,568,468)

Net increase (decrease)	1,513,400	$22,903,933

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management

21

Notes to Financial Statements (Unaudited) (continued)

is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019,

events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Eagle Small Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

23

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781614	MSVPESCG10-08/19 (NYLIAC) NI515

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1998	14.54%	10.95%	6.36%	11.57%	0.71%
Service Class Shares	6/5/2003	14.40	10.67	6.10	11.29	0.96

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Value Index[3]	16.24%	8.46%	7.46%	13.19%
U.S. Equity Yield Composite Index[4]	14.62	13.20	10.48	14.25
Morningstar Large Value Category Average[5]	14.59	5.79	6.84	12.20

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility

(USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,145.40	$3.62	$1,021.42	$3.41	0.68%

Service Class Shares	$1,000.00	$1,144.00	$4.94	$1,020.18	$4.66	0.93%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Electric Utilities	10.5%

Oil, Gas & Consumable Fuels	7.2

Insurance	6.2

Multi-Utilities	5.6

Semiconductors & Semiconductor Equipment	5.1

Pharmaceuticals	4.6

Aerospace & Defense	4.3

Banks	4.2

Diversified Telecommunication Services	4.1

Equity Real Estate Investment Trusts	3.4

Beverages	3.3

Household Products	3.1

Tobacco	3.1

Commercial Services & Supplies	2.9

Capital Markets	2.7

Hotels, Restaurants & Leisure	2.7

Electrical Equipment	2.6

Software	2.3

Chemicals	2.2

Industrial Conglomerates	2.1

IT Services	2.0%

Biotechnology	1.6

Communications Equipment	1.4

Health Care Providers & Services	1.3

Multiline Retail	1.2

Food & Staples Retailing	1.1

Specialty Retail	0.9

Technology Hardware, Storage & Peripherals	0.9

Containers & Packaging	0.8

Health Care Equipment & Supplies	0.7

Air Freight & Logistics	0.6

Distributors	0.6

Food Products	0.6

Household Durables	0.6

Metals & Mining	0.6

Textiles, Apparel & Luxury Goods	0.6

Trading Companies & Distributors	0.6

Short-Term Investments	0.3

Other Assets, Less Liabilities	1.4

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2019 (excluding short-term investment) (Unaudited)

1.	Entergy Corp.

2.	Arthur J. Gallagher & Co.

3.	FirstEnergy Corp.

4.	Microsoft Corp.

5.	Verizon Communications, Inc.
6.	Texas Instruments, Inc.

7.	Welltower, Inc.

8.	Merck & Co., Inc.

9.	Pfizer, Inc.

10.	CME Group, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John M. Tobin, PhD, CFA, Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Epoch U.S. Equity Yield Portfolio returned 14.54% for Initial Class shares and 14.40% for Service Class shares. Over the same period, both share classes underperformed the 16.24% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark; the 14.62% return of the U.S. Equity Yield Composite Index, which is the Portfolio’s secondary benchmark; and the 14.59% return of the Morningstar Large Value Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio participated in the market’s strong gains to a significant degree. However, performance trailed the Russell 1000® Value Index largely due to lagging individual stock selections in the health care sector. Performance relative to the Index also suffered to a lesser extent due to disappointing stock selections in the industrials sector. The Portfolio’s sector weightings in both health care and industrials helped offset some of the negative effects of individual stock selections. Positive contributions to the Portfolio’s relative performance came from stock selections in the information technology and financials sectors. (Contributions take weightings and total returns into account.)

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The information technology sector, which led equity market advances during the reporting period, made the strongest positive contribution to the Portfolio’s relative performance, with returns bolstered by strong individual stock selections as well as overweight sector exposure. The Portfolio’s stock selections in financials further enhanced relative performance. The most significant detractors from the Portfolio’s relative performance during the same period included stock selections in health care and industrials, although sector allocations in both sectors partially compensated for those negative effects. Stock selections in communication services also detracted from relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s top-performing holdings during the reporting period included two information technology firms, global soft-

ware company Microsoft and communications hardware maker Cisco Systems, as well as leading defense contractor Lockheed Martin. Shares of Microsoft benefited from sustained growth in most business lines as the company’s shift to subscription-based services and growth in its cloud and data center businesses enabled it to outpace industry expansion. Cisco Systems shares rose on the inclusion of subscription services in the company’s refreshed product lineup. Lockheed Martin reported solid volume and performance across its contracts.

The most significant detractors from the Portfolio’s absolute performance included global biotechnology company AbbVie, North American packaged food and beverage company Kraft Heinz and global energy company Occidental Petroleum. Shares of AbbVie traded lower due to near-term pressure on international sales of the company’s immunosuppressive drug Humira, as well as its announced acquisition of drug manufacturer Allergan. Shares of Kraft Heinz dipped following the announcement of disappointing financial results and an abrupt change in its capital allocation policy, which led the Portfolio to exit its position in the stock. Shares of Occidental Petroleum underperformed as management entered and eventually won a competing bid for Anadarko Petroleum.

Did the Portfolio make any significant purchases or sales during the reporting period?

One of several new positions established by the Portfolio during the reporting period was in integrated energy company Phillips 66, reflecting our favorable view of the company’s capacity to drive cash flow growth and increase production volumes, as well as what we believe are effective cost controls and shareholder-friendly policies. The Portfolio established a significant new position in International Business Machines (IBM), prompted by our positive evaluation of the company’s strategic imperatives, such as cloud computing, big data and security, in addition to its well-covered, growing dividend. During the same period, the Portfolio closed several positions, including regulated utility company Southern Company and next-generation wireless technology leader Qualcomm.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure most significantly to the financials and energy sectors. Over the same period, the Portfolio notably decreased its exposure to consumer staples and communication services.

The Portfolio’s sector allocations result from our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute

1.	See footnote on page 5 for more information on benchmark and peer group returns.

8	MainStay VP Epoch U.S. Equity Yield Portfolio

sustainable, growing shareholder yield. Relative performance of sectors during each reporting period may affect sector weightings.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio held its most substantially overweight sector position relative to the Russell 1000® Value Index in utilities, a defensive sector that is typically more heavily represented in the Portfolio than in the benchmark. Within the utilities sector, the Portfolio focused on more regulated utilities where an aging infrastructure, the emergence of renewables, the shale revolution and digitization have driven growth in rate bases, earnings and cash flows. The Portfolio’s other significantly overweight exposures as of the end of the reporting period included the information technology and industrials sectors. As of the same date, the Portfolio’s most substantially underweight sector positions relative to the benchmark included financials and health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value

Common Stocks 98.3%†
Aerospace & Defense 4.3%
Boeing Co.	19,310	$7,029,033
General Dynamics Corp.	39,425	7,168,253
Lockheed Martin Corp.	38,218	13,893,772
Raytheon Co.	35,402	6,155,700
United Technologies Corp.	61,150	7,961,730

		42,208,488

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	54,310	5,608,594

Banks 4.2%
BB&T Corp.	238,967	11,740,449
M&T Bank Corp.	46,264	7,868,118
People’s United Financial, Inc.	399,486	6,703,375
U.S. Bancorp	171,783	9,001,429
Wells Fargo & Co.	126,349	5,978,835

		41,292,206

Beverages 3.3%
Coca-Cola Co.	150,863	7,681,944
Coca-Cola European Partners PLC	160,921	9,092,036
Molson Coors Brewing Co., Class B	96,897	5,426,232
PepsiCo., Inc.	79,253	10,392,446

		32,592,658

Biotechnology 1.6%
AbbVie, Inc.	119,483	8,688,804
Amgen, Inc.	37,816	6,968,732

		15,657,536

Capital Markets 2.7%
BlackRock, Inc.	23,735	11,138,836
CME Group, Inc.	76,437	14,837,186

		25,976,022

Chemicals 2.2%
Dow, Inc.	144,426	7,121,646
LyondellBasell Industries N.V., Class A	84,483	7,276,521
Nutrien, Ltd.	140,001	7,484,453

		21,882,620

Commercial Services & Supplies 2.9%
Deluxe Corp.	67,673	2,751,584
Republic Services, Inc.	140,734	12,193,194
Waste Management, Inc.	112,242	12,949,360

		27,894,138

Communications Equipment 1.4%
Cisco Systems, Inc.	253,048	13,849,317

Containers & Packaging 0.8%
Amcor PLC (a)	674,661	7,751,855

	Shares	Value

Distributors 0.6%
Genuine Parts Co.	52,299	$5,417,130

Diversified Telecommunication Services 4.1%
AT&T, Inc.	419,199	14,047,359
BCE, Inc.	207,588	9,441,102
Verizon Communications, Inc.	292,071	16,686,016

		40,174,477

Electric Utilities 10.5%
Alliant Energy Corp.	118,679	5,824,765
American Electric Power Co., Inc.	135,576	11,932,044
Duke Energy Corp.	161,725	14,270,614
Entergy Corp.	177,415	18,261,326
Evergy, Inc.	129,819	7,808,613
Eversource Energy	128,334	9,722,584
FirstEnergy Corp.	403,912	17,291,472
Pinnacle West Capital Corp.	82,069	7,721,872
PPL Corp.	311,382	9,655,956

		102,489,246

Electrical Equipment 2.6%
Eaton Corp. PLC	167,760	13,971,053
Emerson Electric Co.	178,622	11,917,660

		25,888,713

Equity Real Estate Investment Trusts 3.4%
Iron Mountain, Inc.	296,497	9,280,356
Public Storage	31,781	7,569,281
Welltower, Inc.	199,139	16,235,803

		33,085,440

Food & Staples Retailing 1.1%
Walmart, Inc.	94,943	10,490,252

Food Products 0.6%
Campbell Soup Co.	137,185	5,497,003

Health Care Equipment & Supplies 0.7%
Medtronic PLC	73,219	7,130,798

Health Care Providers & Services 1.3%
CVS Health Corp.	97,941	5,336,805
UnitedHealth Group, Inc.	28,563	6,969,658

		12,306,463

Hotels, Restaurants & Leisure 2.7%
Brinker International, Inc.	137,328	5,403,857
Las Vegas Sands Corp.	165,346	9,770,295
McDonald’s Corp.	55,115	11,445,181

		26,619,333

10	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Household Durables 0.6%
Leggett & Platt, Inc.	160,116	$6,143,651

Household Products 3.1%
Colgate-Palmolive Co.	76,437	5,478,240
Kimberly-Clark Corp.	90,920	12,117,817
Procter & Gamble Co.	117,472	12,880,805

		30,476,862

Industrial Conglomerates 2.1%
3M Co.	53,506	9,274,730
Honeywell International, Inc.	64,484	11,258,262

		20,532,992

Insurance 6.2%
Allianz S.E., Sponsored ADR	455,004	10,956,496
Arthur J. Gallagher & Co.	200,346	17,548,306
Marsh & McLennan Cos., Inc.	78,046	7,785,089
MetLife, Inc.	266,324	13,228,313
Travelers Cos., Inc.	72,012	10,767,234

		60,285,438

IT Services 2.0%
Automatic Data Processing, Inc.	35,000	5,786,550
International Business Machines Corp.	47,471	6,546,251
Paychex, Inc.	92,931	7,647,292

		19,980,093

Metals & Mining 0.6%
Reliance Steel & Aluminum Co.	62,759	5,938,257

Multi-Utilities 5.6%
Ameren Corp.	195,921	14,715,626
Black Hills Corp.	25,043	1,957,611
CMS Energy Corp.	150,058	8,689,859
Dominion Energy, Inc.	137,989	10,669,310
NiSource, Inc.	195,921	5,642,525
WEC Energy Group, Inc.	158,105	13,181,214

		54,856,145

Multiline Retail 1.2%
Target Corp.	136,222	11,798,187

Oil, Gas & Consumable Fuels 7.2%
Chevron Corp.	78,449	9,762,193
Enterprise Products Partners, L.P.	424,027	12,241,659
Exxon Mobil Corp.	140,001	10,728,277
Magellan Midstream Partners, L.P.	129,943	8,316,352
Occidental Petroleum Corp.	127,127	6,391,946
Phillips 66	95,619	8,944,201
Royal Dutch Shell PLC, Class A, Sponsored ADR	209,599	13,638,607

		70,023,235

	Shares	Value

Pharmaceuticals 4.6%
Johnson & Johnson	100,575	$14,008,086
Merck & Co., Inc.	191,863	16,087,713
Pfizer, Inc.	347,992	15,075,013

		45,170,812

Semiconductors & Semiconductor Equipment 5.1%
Analog Devices, Inc.	101,380	11,442,761
Broadcom, Inc.	17,299	4,979,690
Intel Corp.	112,242	5,373,024
Maxim Integrated Products, Inc.	104,598	6,257,052
Microchip Technology, Inc. (b)	64,368	5,580,706
Texas Instruments, Inc.	144,829	16,620,576

		50,253,809

Software 2.3%
Microsoft Corp.	127,932	17,137,771
Oracle Corp.	99,368	5,660,995

		22,798,766

Specialty Retail 0.9%
Home Depot, Inc.	44,655	9,286,900

Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	43,046	8,519,664

Textiles, Apparel & Luxury Goods 0.6%
Hanesbrands, Inc.	331,899	5,715,301

Tobacco 3.1%
Altria Group, Inc.	240,979	11,410,356
British American Tobacco PLC, Sponsored ADR	240,577	8,388,920
Philip Morris International, Inc.	137,989	10,836,276

		30,635,552

Trading Companies & Distributors 0.6%
Watsco, Inc.	37,414	6,118,311

Total Common Stocks (Cost $856,104,797)		962,346,264

Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 2.03% (c)	2,873,988	2,873,988

Total Short-Term Investment (Cost $2,873,988)		2,873,988

Total Investments (Cost $858,978,785)	98.6%	965,220,252
Other Assets, Less Liabilities	1.4	13,400,647
Net Assets	100.0%	$978,620,899

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $5,793,678. The Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $5,679,524 (See Note 2(H)).

(c)	Current yield as of June 30, 2019.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$962,346,264	$—	$—	$962,346,264
Short-Term Investment
Affiliated Investment Company	2,873,988	—	—	2,873,988

Total Investments in Securities	$965,220,252	$—	$—	$965,220,252

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $856,104,797) including securities on loan of $5,793,678	$962,346,264
Investment in affiliated investment company, at value (identified cost $2,873,988)	2,873,988
Receivables:
Investment securities sold	26,602,480
Dividends	2,254,933
Portfolio shares sold	163,435
Securities lending	2,224
Other assets	10,311

Total assets	994,253,635

Liabilities
Payables:
Investment securities purchased	14,233,369
Portfolio shares redeemed	689,240
Manager (See Note 3)	518,877
NYLIFE Distributors (See Note 3)	93,584
Professional fees	39,325
Shareholder communication	39,047
Custodian	9,570
Trustees	1,192
Accrued expenses	8,532

Total liabilities	15,632,736

Net assets	$978,620,899

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$61,445
Additional paid-in capital	785,939,937

786,001,382
Total distributable earnings (loss)	192,619,517

Net assets	$978,620,899

Initial Class
Net assets applicable to outstanding shares	$520,841,037

Shares of beneficial interest outstanding	32,470,393

Net asset value per share outstanding	$16.04

Service Class
Net assets applicable to outstanding shares	$457,779,862

Shares of beneficial interest outstanding	28,974,656

Net asset value per share outstanding	$15.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$17,317,058
Dividends-affiliated	164,900
Securities lending	7,260
Interest	15

Total income	17,489,233

Expenses
Manager (See Note 3)	3,493,729
Distribution/Service—Service Class (See Note 3)	565,288
Professional fees	59,415
Shareholder communication	41,071
Trustees	12,978
Custodian	12,701
Miscellaneous	20,431

Total expenses before waiver/reimbursement	4,205,613
Expense waiver/reimbursement from Manager (See Note 3)	(193,010)

Net expenses	4,012,603

Net investment income (loss)	13,476,630

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	5,870,684
Foreign currency transactions	(11)

Net realized gain (loss) on investments and foreign currency transactions	5,870,673

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	118,050,640
Translation of other assets and liabilities in foreign currencies	4,365

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	118,055,005

Net realized and unrealized gain (loss) on investments and foreign currency transactions	123,925,678

Net increase (decrease) in net assets resulting from operations	$137,402,308

(a)	Dividends recorded net of foreign withholding taxes in the amount of $199,637.

14	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,476,630	$28,584,455
Net realized gain (loss) on investments and foreign currency transactions	5,870,673	38,353,280
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	118,055,005	(127,970,431)

Net increase (decrease) in net assets resulting from operations	137,402,308	(61,032,696)

Distributions to shareholders:
Initial Class	—	(59,595,916)
Service Class	—	(40,976,827)

Total distributions to shareholders	—	(100,572,743)

Capital share transactions:
Net proceeds from sale of shares	12,810,835	178,505,173
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	100,572,743
Cost of shares redeemed	(152,107,842)	(464,462,351)

Increase (decrease) in net assets derived from capital share transactions	(139,297,007)	(185,384,435)

Net increase (decrease) in net assets	(1,894,699)	(346,989,874)

Net Assets
Beginning of period	980,515,598	1,327,505,472

End of period	$978,620,899	$980,515,598

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$14.01		$16.15	$13.79	$15.58	$18.94	$17.64

Net investment income (loss) (a)	0.21		0.39	0.30	0.21	0.19	0.48	(b)

Net realized and unrealized gain (loss) on investments	1.82		(1.12)	2.26	0.47	(0.95)	1.07

Total from investment operations	2.03		(0.73)	2.56	0.68	(0.76)	1.55

Less dividends and distributions:

From net investment income	—		(0.35)	(0.20)	(0.18)	(0.51)	(0.25)

From net realized gain on investments	—		(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	—		(1.41)	(0.20)	(2.47)	(2.60)	(0.25)

Net asset value at end of period	$16.04		$14.01	$16.15	$13.79	$15.58	$18.94

Total investment return (c)	14.49	%(d)	(5.23%)	18.66%	4.90%	(3.78%)	8.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.77	%††	2.49%	2.01%	1.41%	1.07%	2.64	%(b)

Net expenses (e)	0.68	%††	0.68%	0.73%	0.79%	0.78%	0.79%

Expenses (before waiver/reimbursement) (e)	0.72	%††	0.71%	0.74%	0.79%	0.78%	0.79%

Portfolio turnover rate	7%		25%	122%	99%	86%	68%

Net assets at end of period (in 000’s)	$520,841		$548,881	$791,462	$637,936	$655,690	$722,647

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$13.81		$15.94	$13.61	$15.40	$18.75	$17.48

Net investment income (loss) (a)	0.19		0.35	0.26	0.17	0.15	0.42	(b)

Net realized and unrealized gain (loss) on investments	1.80		(1.12)	2.24	0.46	(0.95)	1.07

Total from investment operations	1.99		(0.77)	2.50	0.63	(0.80)	1.49

Less dividends and distributions:

From net investment income	—		(0.30)	(0.17)	(0.13)	(0.46)	(0.22)

From net realized gain on investments	—		(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	—		(1.36)	(0.17)	(2.42)	(2.55)	(0.22)

Net asset value at end of period	$15.80		$13.81	$15.94	$13.61	$15.40	$18.75

Total investment return (c)	14.41	%(d)	(5.46%)	18.37%	4.63%	(4.02%)	8.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.53	%††	2.23%	1.73%	1.16%	0.82%	2.36	%(b)

Net expenses (e)	0.93	%††	0.93%	0.98%	1.04%	1.03%	1.04%

Expenses (before waiver/reimbursement) (e)	0.97	%††	0.96%	0.99%	1.04%	1.03%	1.04%

Portfolio turnover rate	7%		25%	122%	99%	86%	68%

Net assets at end of period (in 000’s)	$457,780		$431,635	$536,044	$526,452	$569,660	$647,096

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay VP Epoch U.S. Equity Yield Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in

19

Notes to Financial Statements (Unaudited) (continued)

connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $5,793,678 and received non-cash collateral in the form of U.S. Treasury securities with a value of $5,679,524.

20	MainStay VP Epoch U.S. Equity Yield Portfolio

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets. The Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% on assets over $2 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,493,729 and waived fees/reimbursed expenses in the amount of $193,010, and paid the Subadvisor in the amount of $1,650,360.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$17,828	$73,033	$(87,987)	$—	$—	$2,874	$165	$—	2,874

21

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$862,656,284	$151,174,611	$(48,610,643)	$102,563,968

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$93,044,241	$7,528,502

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the six-month period ended June 30, 2019, the Portfolio utilized the line of credit for 1 day, maintained a balance of $58,363,000 at a rate of 3.29% and incurred interest expense in the amount of $5,333. As of June 30, 2019, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $69,039 and $191,295, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	272,921	$4,121,629
Shares redeemed	(6,993,426)	(108,899,829)

Net increase (decrease)	(6,720,505)	$(104,778,200)

Year ended December 31, 2018:
Shares sold	10,090,454	$159,187,338
Shares issued to shareholders in reinvestment of dividends and distributions	3,922,337	59,595,915
Shares redeemed	(23,831,268)	(366,163,878)

Net increase (decrease)	(9,818,477)	$(147,380,625)

Service Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	576,259	$8,689,206
Shares redeemed	(2,852,691)	(43,208,013)

Net increase (decrease)	(2,276,432)	$(34,518,807)

Year ended December 31, 2018:
Shares sold	1,242,268	$19,317,835
Shares issued to shareholders in reinvestment of dividends and distributions	2,733,043	40,976,828
Shares redeemed	(6,351,626)	(98,298,473)

Net increase (decrease)	(2,376,315)	$(38,003,810)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after

22	MainStay VP Epoch U.S. Equity Yield Portfolio

December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

24	MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781616	MSVPEUE10-08/19 (NYLIAC) NI521

MainStay VP MacKay International

Equity Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1995	12.68%	–2.63%	4.10%	6.26%	0.96%
Service Class Shares	6/5/2003	12.54	–2.87	3.84	6.00	1.21

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI ACWI® Ex U.S. Index[3]	13.60%	1.29%	2.16%	6.54%

MSCI EAFE® Index[4]	14.03	1.08	2.25	6.90
Morningstar Foreign Large Growth Category Average[5]	18.29	2.25	4.09	8.20

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,126.80	$5.06	$1,020.03	$4.81	0.96%

Service Class Shares	$1,000.00	$1,125.40	$6.38	$1,018.79	$6.06	1.21%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay International Equity Portfolio

Country Composition as of June 30, 2019 (Unaudited)

United Kingdom	19.0%

Japan	14.0

Netherlands	9.8

Germany	7.6

Ireland	6.6

Spain	5.4

Canada	4.8

Switzerland	4.6

Sweden	3.9

China	3.2

Denmark	2.9%

India	2.9

France	2.8

Italy	2.8

United States	2.0

Mexico	1.4

Taiwan	1.4

Other Assets, Less Liabilities	4.9

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2019 (excluding short-term investment) (Unaudited)

1.	ICON PLC

2.	Hexagon AB, Class B

3.	Koninklijke Philips N.V.

4.	Tencent Holdings, Ltd.

5.	ZOZO, Inc.
6.	Tsuruha Holdings, Inc.

7.	Industria de Diseno Textil S.A.

8.	Housing Development Finance Corp., Ltd.

9.	Novo Nordisk A/S, Class B

10.	Johnson Matthey PLC

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch and Lawrence Rosenberg of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay International Equity Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP MacKay International Equity Portfolio returned 12.68% for Initial Class shares and 12.54% for Service Class shares. Over the same period, both share classes underperformed the 13.60% return of the MSCI ACWI® Ex U.S. Index, which is the Portfolio’s primary benchmark; the 14.03% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio; and the 18.29% return of the Morningstar Foreign Large Growth Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio underperformed its primary benchmark, the MSCI ACWI® Ex U.S. Index, during the reporting period primarily due to stock selection, particularly in the consumer discretionary, communication services and consumer staples sectors. The impact on the Portfolio’s performance of relatively weak performing sectors was partially offset by positive contributions to the Portfolio’s relative performance from other sectors, including industrials, materials and information technology. (Contributions take weightings and total returns into account.)

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index included industrials, information technology, and materials. The Portfolio’s relatively strong performance in industrials resulted largely from positive stock selection, with the effect of relatively underweight sector allocation essentially neutral. Information technology holdings benefited both from positive stock selection and the positive effect of the Portfolio’s overweight allocation to the sector, which outperformed the Index. Materials holdings benefited mainly from positive stock selection, with the effect of underweight sector allocation again essentially neutral.

The sectors that detracted most from the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index included consumer discretionary, communication services and consumer staples. The Portfolio’s consumer discretionary position suffered from unfavorable stock selection, partially offset by overweight exposure to the sector, which outperformed the Index. The Portfolio’s communication services positions suffered from both unfavorable stock selection as well as the negative effect of overweight exposure to the sector, which underperformed Index. The Portfolio’s consumer staples positions suffered from unfavorable stock selection, with the effect of underweight sector allocation essentially neutral.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period included Canadian software company Constellation Software, global management and technology consulting firm Accenture and U.K.-domiciled global life insurer Prudential. The stocks that detracted the most from the Portfolio’s absolute performance included German Internet access and services provider United Internet, U.K. medical technology company LivaNova and Luxembourg-based global luggage brand Samsonite.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s most substantial initial purchases during the reporting period included shares of British food servicer Compass Group and Dutch nutrition, health and sustainable living solutions producer Koninklijke DSM. Compass Group is the leading global catering company and a beneficiary of a long-term outsourcing trend. Koninklijke DSM is a differentiated specialty chemicals company benefiting from increased consumer focus on human and animal health, among other secular growth trends.

The Portfolio’s largest full sales during the reporting period included its positions in German digital payments provider Wirecard and U.K. hospitality group Whitbread. The Portfolio sold its Wirecard holdings on corporate governance concerns following a short-seller report. The Portfolio exited Whitbread largely on valuation grounds.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s most substantial sector-weighting increases relative to the MSCI ACWI® Ex U.S. Index were in materials, industrials and health care. The Portfolio’s most substantial decreases in sector weightings relative to the Index were in information technology, communication services and financials.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio held its most substantially overweight sector positions relative to the MSCI ACWI® Ex U.S. Index in health care, information technology and materials. As of the same date, the Portfolio’s most substantially underweight sector positions relative to the Index were in financials, energy and consumer staples.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay International Equity Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 95.0%†
Canada 4.8%
Bank of Nova Scotia (Banks)	232,225	$12,473,527
Constellation Software, Inc. (Software)	10,879	10,253,450

		22,726,977

China 3.2%
Tencent Holdings, Ltd. (Interactive Media & Services)	333,134	15,036,810

Denmark 2.9%
Novo Nordisk A/S, Class B (Pharmaceuticals)	266,059	13,557,999

France 2.8%
Teleperformance S.E. (Professional Services)	65,576	13,138,614

Germany 7.6%
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	166,122	13,041,473
Scout24 A.G. (Interactive Media & Services) (a)	242,681	12,892,506
Symrise A.G. (Chemicals)	68,658	6,607,932
United Internet A.G., Registered (Diversified Telecommunication Services)	102,052	3,360,615

		35,902,526

India 2.9%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	430,989	13,701,239

Ireland 6.6%
Accenture PLC, Class A (IT Services)	68,550	12,665,984
ICON PLC (Life Sciences Tools & Services) (b)	119,166	18,347,989

		31,013,973

Italy 2.8%
Banca IFIS S.p.A. (Diversified Financial Services)	349,117	4,712,165
DiaSorin S.p.A. (Health Care Equipment & Supplies)	72,445	8,410,714

		13,122,879

Japan 14.0%
CyberAgent, Inc. (Media)	180,500	6,537,611
Lion Corp. (Household Products)	386,800	7,200,367
Relo Group, Inc. (Real Estate Management & Development)	379,300	9,544,506
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	163,844	5,809,726
TechnoPro Holdings, Inc. (Professional Services)	149,000	7,905,022
Tsuruha Holdings, Inc. (Food & Staples Retailing) (c)	153,740	14,202,573
ZOZO, Inc. (Internet & Direct Marketing Retail)	776,858	14,547,849

		65,747,654

	Shares	Value
Mexico 1.4%
Regional S.A.B. de C.V. (Banks)	1,239,251	$6,383,575

Netherlands 9.8%
GrandVision N.V. (Specialty Retail) (a)	234,769	5,456,578
IMCD N.V. (Trading Companies & Distributors)	125,462	11,498,627
Koninklijke DSM N.V. (Chemicals)	103,266	12,763,965
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	375,406	16,300,192

		46,019,362

Spain 5.4%
Amadeus IT Group S.A. (IT Services)	143,779	11,388,792
Industria de Diseno Textil S.A. (Specialty Retail)	464,860	13,981,268

		25,370,060

Sweden 3.9%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	327,172	18,165,750

Switzerland 4.6%
Sika A.G., Registered (Chemicals)	51,301	8,755,118
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	135,061	12,936,143

		21,691,261

Taiwan 1.4%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	173,912	6,812,133

United Kingdom 19.0%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	508,227	6,386,456
BTG PLC (Pharmaceuticals) (b)	631,028	6,695,476
Compass Group PLC (Hotels, Restaurants & Leisure)	544,805	13,055,676
Experian PLC (Professional Services)	293,660	8,890,730
HomeServe PLC (Commercial Services & Supplies)	530,730	8,000,382
Johnson Matthey PLC (Chemicals)	315,679	13,345,839
LivaNova PLC (Health Care Equipment & Supplies) (b)	147,438	10,609,639
Prudential PLC (Insurance)	566,431	12,343,852
St. James’s Place PLC (Capital Markets)	699,125	9,748,629

		89,076,679

United States 1.9%
Samsonite International S.A. (Textiles, Apparel & Luxury Goods) (a)	3,796,069	8,708,163

Total Common Stocks (Cost $413,574,889)		446,175,654

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Short-Term Investment 0.1%
Affiliated Investment Company 0.1%
United States 0.1%
MainStay U.S. Government Liquidity Fund, 2.03% (d)	720,898	$720,898

Total Short-Term Investment (Cost $720,898)		720,898

Total Investments (Cost $414,295,787)	95.1%	446,896,552
Other Assets, Less Liabilities	4.9	22,881,594
Net Assets	100.0%	$469,778,146
†	Percentages indicated are based on Portfolio net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of the security on loan was $101,672 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $112,809 (See Note 2(J)).

(d)	Current yield as of June 30, 2019.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$446,175,654	$—	$—	$446,175,654
Short-Term Investment
Affiliated Investment Company	720,898	—	—	720,898

Total Investments in Securities	$446,896,552	$—	$—	$446,896,552

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Portfolio ’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$18,857,102	4.0%
Capital Markets	9,748,629	2.1
Chemicals	41,472,854	8.8
Commercial Services & Supplies	8,000,382	1.7
Diversified Financial Services	4,712,165	1.0
Diversified Telecommunication Services	3,360,615	0.7
Electronic Equipment, Instruments & Components	31,101,893	6.6
Equity Real Estate Investment Trusts	6,386,456	1.4
Food & Staples Retailing	14,202,573	3.0
Health Care Equipment & Supplies	35,320,545	7.5
Health Care Providers & Services	13,041,473	2.8
Hotels, Restaurants & Leisure	13,055,676	2.8
Household Products	7,200,367	1.5
Insurance	12,343,852	2.6
Interactive Media & Services	27,929,316	5.9
Internet & Direct Marketing Retail	14,547,849	3.1
IT Services	24,054,776	5.1
Life Sciences Tools & Services	18,347,989	3.9
Media	6,537,611	1.4
Pharmaceuticals	26,063,201	5.6
Professional Services	29,934,366	6.4
Real Estate Management & Development	9,544,506	2.0
Semiconductors & Semiconductor Equipment	6,812,133	1.5
Software	10,253,450	2.2
Specialty Retail	19,437,846	4.1
Textiles, Apparel & Luxury Goods	8,708,163	1.9
Thrifts & Mortgage Finance	13,701,239	2.9
Trading Companies & Distributors	11,498,627	2.5

	446,175,654	95.0
Short-Term Investment	720,898	0.1
Other Assets, Less Liabilities	22,881,594	4.9

Net Assets	$469,778,146	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $413,574,889) including securities on loan of $101,672	$446,175,654
Investment in affiliated investment company, at value (identified cost $720,898)	720,898
Cash denominated in foreign currencies (identified cost $17,121,511)	17,486,371
Receivables:
Portfolio shares sold	4,291,151
Dividends and interest	1,870,558
Securities lending	30,824
Other assets	2,123

Total assets	470,577,579

Liabilities
Payables:
Manager (See Note 3)	331,713
Portfolio shares redeemed	281,463
Custodian	64,199
NYLIFE Distributors (See Note 3)	57,789
Professional fees	29,500
Shareholder communication	26,761
Trustees	525
Investment securities purchased	99
Accrued expenses	7,384

Total liabilities	799,433

Net assets	$469,778,146

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,998
Additional paid-in capital	371,166,337

371,194,335
Total distributable earnings (loss)	98,583,811

Net assets	$469,778,146

Initial Class
Net assets applicable to outstanding shares	$181,349,091

Shares of beneficial interest outstanding	10,742,461

Net asset value per share outstanding	$16.88

Service Class
Net assets applicable to outstanding shares	$288,429,055

Shares of beneficial interest outstanding	17,255,192

Net asset value per share outstanding	$16.72

12	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$5,169,536
Securities lending	41,202
Interest	10,066
Dividends-affiliated	7,979

Total income	5,228,783

Expenses
Manager (See Note 3)	1,991,639
Distribution/Service—Service Class (See Note 3)	347,035
Custodian	59,362
Professional fees	45,271
Shareholder communication	29,876
Trustees	5,484
Miscellaneous	15,592

Total expenses	2,494,259

Net investment income (loss)	2,734,524

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	6,910,020
Foreign currency transactions	103,032

Net realized gain (loss) on investments and foreign currency transactions	7,013,052

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	42,121,303
Translation of other assets and liabilities in foreign currencies	659,016

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	42,780,319

Net realized and unrealized gain (loss) on investments and foreign currency transactions	49,793,371

Net increase (decrease) in net assets resulting from operations	$52,527,895

(a)	Dividends recorded net of foreign withholding taxes in the amount of $583,329.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,734,524	$1,965,271
Net realized gain (loss) on investments and foreign currency transactions	7,013,052	59,141,904
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	42,780,319	(115,839,285)

Net increase (decrease) in net assets resulting from operations	52,527,895	(54,732,110)

Distributions to shareholders:
Initial Class	—	(5,332,706)
Service Class	—	(8,219,947)

Total distributions to shareholders	—	(13,552,653)

Capital share transactions:
Net proceeds from sale of shares	30,087,835	66,083,849
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	13,552,653
Cost of shares redeemed	(29,359,959)	(102,298,109)

Increase (decrease) in net assets derived from capital share transactions	727,876	(22,661,607)

Net increase (decrease) in net assets	53,255,771	(90,946,370)

Net Assets
Beginning of period	416,522,375	507,468,745

End of period	$469,778,146	$416,522,375

14	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$14.99		$17.46	$13.24	$14.04		$13.36	$13.81

Net investment income (loss) (a)	0.11		0.10	0.07	0.10		0.10	0.12

Net realized and unrealized gain (loss) on investments	1.75		(2.00)	4.21	(0.77)		0.75	(0.44)

Net realized and unrealized gain (loss) on foreign currency transactions	0.03		(0.04)	0.03	(0.02)		(0.03)	(0.04)

Total from investment operations	1.89		(1.94)	4.31	(0.69)		0.82	(0.36)

Less dividends and distributions:

From net investment income	—		(0.21)	(0.09)	(0.11)		(0.14)	(0.09)

From net realized gain on investments	—		(0.32)	—	—		—	—

Total dividends and distributions	—		(0.53)	(0.09)	(0.11)		(0.14)	(0.09)

Net asset value at end of period	$16.88		$14.99	$17.46	$13.24		$14.04	$13.36

Total investment return (b)	12.61	%(c)	(11.56%)	32.61%	(4.95%)		6.17%	(2.62%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.37	%††	0.55%	0.43%	0.71	% (d)	0.74%	0.85%

Net expenses (e)	0.96	%††	0.96%	0.96%	0.95	% (f)	0.95%	0.95%

Portfolio turnover rate	25%		46%	49%	28%		40%	38%

Net assets at end of period (in 000’s)	$181,349		$158,215	$196,676	$171,048		$243,076	$217,936

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$14.86		$17.32	$13.13	$13.92		$13.24	$13.70

Net investment income (loss) (a)	0.09		0.05	0.03	0.05		0.07	0.08

Net realized and unrealized gain (loss) on investments	1.74		(1.99)	4.18	(0.74)		0.74	(0.44)

Net realized and unrealized gain (loss) on foreign currency transactions	0.03		(0.04)	0.03	(0.03)		(0.03)	(0.04)

Total from investment operations	1.86		(1.98)	4.24	(0.72)		0.78	(0.40)

Less dividends and distributions:

From net investment income	—		(0.16)	(0.05)	(0.07)		(0.10)	(0.06)

From net realized gain on investments	—		(0.32)	—	—		—	—

Total dividends and distributions	—		(0.48)	(0.05)	(0.07)		(0.10)	(0.06)

Net asset value at end of period	$16.72		$14.86	$17.32	$13.13		$13.92	$13.24

Total investment return (b)	12.52	%(c)	(11.78%)	32.28%	(5.17%)		5.90%	(2.86%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.13	%††	0.32%	0.18%	0.40	% (d)	0.48%	0.60%

Net expenses (e)	1.21	%††	1.21%	1.21%	1.20	% (f)	1.20%	1.20%

Portfolio turnover rate	25%		46%	49%	28%		40%	38%

Net assets at end of period (in 000’s)	$288,429		$258,307	$310,793	$251,474		$300,184	$309,428

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay International Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

16	MainStay VP MacKay International Equity Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2019, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

17

Notes to Financial Statements (Unaudited) (continued)

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities.

18	MainStay VP MacKay International Equity Portfolio

The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $101,672 and received non-cash collateral in the form of U.S. Treasury securities with a value of $112,809.

(K)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

19

Notes to Financial Statements (Unaudited) (continued)

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the six-month period ended June 30, 2019, the effective management fee rate was 0.89%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,991,639, and paid the Subadvisor in the amount of $995,820.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$880	$14,731	$(14,890)	$—	$—	$721	$8	$—	721

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$418,420,485	$57,011,550	$(28,535,483)	$28,476,067

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long- Term Gains

$4,899,861	$8,652,792

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may

20	MainStay VP MacKay International Equity Portfolio

participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $105,794 and $107,065, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	687,245	$11,198,251
Shares redeemed	(501,942)	(8,209,041)

Net increase (decrease)	185,303	$2,989,210

Year ended December 31, 2018:
Shares sold	1,475,541	$25,782,475
Shares issued to shareholders in reinvestment of dividends and distributions	312,024	5,332,706
Shares redeemed	(2,491,904)	(43,806,947)

Net increase (decrease)	(704,339)	$(12,691,766)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	1,178,257	$18,889,584
Shares redeemed	(1,308,704)	(21,150,918)

Net increase (decrease)	(130,447)	$(2,261,334)

Year ended December 31, 2018:
Shares sold	2,365,452	$40,301,374
Shares issued to shareholders in reinvestment of dividends and distributions	484,842	8,219,947
Shares redeemed	(3,408,644)	(58,491,162)

Net increase (decrease)	(558,350)	$(9,969,841)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

22	MainStay VP MacKay International Equity Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781629	MSVPIE10-08/19 (NYLIAC) NI523

MainStay VP Large Cap Growth Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1998	23.01%	11.85%	13.43%	15.67%	0.76%
Service Class Shares	6/6/2003	22.85	11.57	13.14	15.38	1.01

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell 1000® Growth Index[3]	21.49%	11.56%	13.39%	16.28%

S&P 500® Index[4]	18.54	10.42	10.71	14.70
Morningstar Large Growth Category Average[5]	21.11	10.02	11.33	14.71

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,230.10	$4.15	$1,021.08	$3.76	0.75%

Service Class Shares	$1,000.00	$1,228.50	$5.53	$1,019.84	$5.01	1.00%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Large Cap Growth Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Software	17.7%

IT Services	16.7

Interactive Media & Services	9.6

Internet & Direct Marketing Retail	7.9

Health Care Equipment & Supplies	4.9

Life Sciences Tools & Services	4.6

Entertainment	4.3

Textiles, Apparel & Luxury Goods	3.7

Aerospace & Defense	3.5

Pharmaceuticals	3.4

Specialty Retail	3.2

Semiconductors & Semiconductor Equipment	3.0

Chemicals	2.7

Automobiles	1.9

Health Care Providers & Services	1.7%

Road & Rail	1.7

Capital Markets	1.6

Biotechnology	1.4

Industrial Conglomerates	1.4

Professional Services	1.3

Health Care Technology	1.2

Banks	1.0

Machinery	1.0

Short-Term Investment	0.7

Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2019 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Amazon.com, Inc.

3.	Alphabet, Inc.

4.	Visa, Inc., Class A

5.	Facebook, Inc., Class A
6.	Mastercard, Inc., Class A

7.	Adobe, Inc.

  8. salesforce.com, Inc.

9.	NIKE, Inc., Class B

10.	PayPal Holdings, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Large Cap Growth Portfolio returned 23.01% for Initial Class shares and 22.85% for Service Class shares. Over the same period, both share classes outperformed the 21.49% return of the Russell 1000® Growth Index, which is the Portfolio’s primary benchmark and a broad-based securities-market index; the 18.54% return of the S&P 500® Index, which is a secondary benchmark of the Portfolio; and the 21.11% return of the Morningstar Large Growth Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance relative to the Russell 1000® Growth Index was driven entirely by strong individual stock selections. Sector allocation detracted from relative performance.

The first half of the reporting period produced strong results for the Portfolio in virtually every respect. During the first three months of 2019, accommodative central bank monetary policy and increased optimism on trade negotiations drove strong returns in global equity markets, particularly among growth-oriented shares.

The second quarter of 2019 also produced positive equity returns relative to the Russell 1000® Growth Index, adding to a very strong reporting period. Offsetting forces were at play as solid domestic consumer demand was counterbalanced by geopolitical tensions that acted as a drag on the economy and the market. Growth-oriented stocks again outperformed their value-oriented counterparts as the market continued to reward the scarcity of earnings growth across the U.S. equity landscape. In March 2019, the yield curve2 inverted for the first time since 2006, giving rise to concerns of a possible impending recession. These concerns were exacerbated by slowing global growth and rising trade tensions, driving equity markets lower in May 2019. Markets recovered in early June 2019 after the U.S. Federal Reserve signaled a shift in posture to combat the slowdown and support the economy with potential rate cuts.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The three leading contributors to the Portfolio’s strong performance relative to the Russell 1000® Growth Index during the reporting period included health care, industrials and information technology. (Contributions take weightings and total returns into account.) In each case, the Portfolio’s outperformance was largely driven by strong individual stock selections. The portfolio’s lack of exposure to the consumer staples and energy sectors also enhanced relative performance. The most significant detractors from the Portfolio’s relative performance included stock selections in the communication services and consumer discretionary sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive individual contributors to the Portfolio’s absolute performance during the reporting period included holdings in software giant Microsoft, e-commerce leader Amazon.com and electronic payments provider Visa. Microsoft capitalized on the growing success of its subscription software model and the rapid expansion of its Azure cloud computing business. Amazon continued to dominate the e-commerce retail space and fueled additional growth through its public cloud offering, Amazon Web Services, with both business segments experiencing strong topline growth and expanding margins. Visa, the global leader in digital payments, benefited from the world’s continuing transition from cash and check to electronic transactions. The company’s Visa Direct segment generated exceptional growth in the area of direct person-to-person and business-to-business electronic disbursements.

Notable detractors from the Portfolio’s absolute performance during the same period included semiconductor maker Microchip Technology, health insurer UnitedHealth Group and Chinese internet services provider Alibaba. Microchip Technology shares experienced weakness as negative investor sentiment weighed on the broader semiconductor industry. UnitedHealth Group was weakened along with other health care insurers by uncertainties arising from the “Medicare-for-All” policy proposals offered by a number of Democratic presidential candidates. Alibaba suffered in response to trade tensions between the United States and China, and from unsettling Chinese macroeconomic trends.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio repurchased shares in global social media leader Facebook during the reporting period, after selling its position in the company during the fourth quarter of 2018. Large advertisers did not pull advertising dollars amid privacy concerns as the street feared, and some of those that did simply redeployed their expenditures to Instagram, which remained part of the

1.	See page 5 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP Large Cap Growth Portfolio

Facebook ecosystem. The Portfolio also purchased shares in diversified mass media and entertainment conglomerate The Walt Disney Company during the same period. The purchase reflected our favorable view of the pending launch of streaming service Disney+, as well as the potential of the company’s existing content brands, including Pixar, Lucas and Marvel, to drive growth for the company.

Significant sales during the reporting period included the Portfolio’s holdings of wireless communications infrastructure/tower company American Tower due to the stock’s high valuation, and medical supply company Becton Dickinson due to safety concerns regarding one key new product and an FDA rejection of another key new product application.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its exposure relative to the Russell 1000® Growth Index of holdings in the communication services and information technology sectors during the reporting period. During the same period, we trimmed the Portfolio’s health care holdings in response to the risks of policy shifts. In selling the Portfolio’s American Tower holdings, mentioned above, we reduced the Portfolio’s real estate exposure to zero.

How was the Portfolio positioned at the end of the reporting period?

Although we reduced the Portfolio’s exposure to the health care sector, health care remained the Portfolio’s largest overweight position relative to the Russell 1000® Growth Index as of the end of the reporting period. However, as of June 30, 2019, the Portfolio’s health care holdings are primarily focused in industries where we identified positive fundamentals, such as medical technology and life sciences tools, and away from industries pressured by political uncertainties related to drug pricing and health insurance.

As of June 30, 2019, the Portfolio held its largest exposure in absolute terms and second largest relative to its benchmark in the information technology sector. This position arose from research showing strong anticipated spending levels on software through 2019, as well as a likelihood of increasing expenditures on digital marketing and the continued displacement of cash by electronic payments.

As of the same date, the Portfolio held zero exposure to consumer staples, a sector where we modeled little or no growth coupled with unattractive valuations. The Portfolio also held underweight exposure to industrials, a sector where fundamentals remained muted by soft demand from China and Europe. Among industrials, the Portfolio emphasized stocks in companies positioned to benefit from strong domestic capital spending bolstered by the tailwinds of tax reform, as well as aerospace and defense stocks likely to rise on growing defense spending.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 99.4%†
Aerospace & Defense 3.5%
Boeing Co.	51,150	$18,619,112
Northrop Grumman Corp.	62,550	20,210,530

		38,829,642

Automobiles 1.9%
Ferrari N.V.	131,500	21,226,730

Banks 1.0%
JPMorgan Chase & Co.	96,000	10,732,800

Biotechnology 1.4%
Exact Sciences Corp. (a)	135,100	15,947,204

Capital Markets 1.6%
Moody’s Corp.	92,240	18,015,394

Chemicals 2.7%
Linde PLC	88,500	17,770,800
Sherwin-Williams Co.	28,320	12,978,773

		30,749,573

Entertainment 4.3%
Netflix, Inc. (a)	68,150	25,032,858
Walt Disney Co.	168,300	23,501,412

		48,534,270

Health Care Equipment & Supplies 4.9%
Abbott Laboratories	182,100	15,314,610
Align Technology, Inc. (a)	24,550	6,719,335
Intuitive Surgical, Inc. (a)	28,480	14,939,184
Stryker Corp.	85,600	17,597,648

		54,570,777

Health Care Providers & Services 1.7%
UnitedHealth Group, Inc.	75,910	18,522,799

Health Care Technology 1.2%
Veeva Systems, Inc., Class A (a)	80,650	13,074,172

Industrial Conglomerates 1.4%
Honeywell International, Inc.	92,290	16,112,911

Interactive Media & Services 9.6%
Alphabet, Inc. (a)
Class A	27,465	29,739,102
Class C	27,839	30,091,453
Facebook, Inc., Class A (a)	244,000	47,092,000

		106,922,555

	Shares	Value
Internet & Direct Marketing Retail 7.9%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	35,150	$5,956,167
Amazon.com, Inc. (a)	38,360	72,639,647
MercadoLibre, Inc. (a)	16,410	10,039,146

		88,634,960

IT Services 16.7%
Automatic Data Processing, Inc.	108,300	17,905,239
Fiserv, Inc. (a)	176,200	16,062,392
GoDaddy, Inc., Class A (a)	239,600	16,807,940
Mastercard, Inc., Class A	139,650	36,941,615
Pagseguro Digital, Ltd., Class A (a)	430,600	16,780,482
PayPal Holdings, Inc. (a)	225,250	25,782,115
Visa, Inc., Class A	324,150	56,256,232

		186,536,015

Life Sciences Tools & Services 4.6%
Agilent Technologies, Inc.	162,100	12,104,007
Illumina, Inc. (a)	61,770	22,740,625
Thermo Fisher Scientific, Inc.	56,300	16,534,184

		51,378,816

Machinery 1.0%
Fortive Corp.	141,900	11,567,688

Pharmaceuticals 3.4%
AstraZeneca PLC, Sponsored ADR	370,300	15,285,984
Zoetis, Inc.	199,550	22,646,930

		37,932,914

Professional Services 1.3%
CoStar Group, Inc. (a)	26,755	14,823,875

Road & Rail 1.7%
Union Pacific Corp.	111,450	18,847,310

Semiconductors & Semiconductor Equipment 3.0%
Microchip Technology, Inc.	153,400	13,299,780
Texas Instruments, Inc.	95,850	10,999,746
Xilinx, Inc.	80,450	9,486,664

		33,786,190

Software 17.7%
Adobe, Inc. (a)	114,550	33,752,157
Autodesk, Inc. (a)	82,700	13,471,830
Intuit, Inc.	91,000	23,781,030
Microsoft Corp.	641,900	85,988,924
salesforce.com, Inc. (a)	221,950	33,676,474
Workday, Inc., Class A (a)	37,450	7,698,971

		198,369,386

10	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail 3.2%
Five Below, Inc. (a)	91,700	$11,005,834
Lowe’s Cos., Inc.	248,600	25,086,226

		36,092,060

Textiles, Apparel & Luxury Goods 3.7%
NIKE, Inc., Class B	337,950	28,370,903
VF Corp.	148,400	12,962,740

		41,333,643

Total Common Stocks (Cost $814,041,880)		1,112,541,684

Short-Term Investment 0.7%
Affiliated Investment Company 0.7%
MainStay U.S. Government Liquidity Fund, 2.03% (b)	7,395,332	7,395,332

Total Short-Term Investment (Cost $7,395,332)		7,395,332

Total Investments (Cost $821,437,212)	100.1%	1,119,937,016
Other Assets, Less Liabilities	(0.1)	(851,671)
Net Assets	100.0%	$1,119,085,345
†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)	Current yield as of June 30, 2019.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,112,541,684	$—	$—	$1,112,541,684
Short-Term Investment
Affiliated Investment Company	7,395,332	—	—	7,395,332

Total Investments in Securities	$1,119,937,016	$—	$—	$1,119,937,016

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $814,041,880)	$1,112,541,684
Investment in affiliated investment company, at value (identified cost $7,395,332)	7,395,332
Receivables:
Investment securities sold	1,059,984
Dividends	228,700
Portfolio shares sold	143,780
Other assets	4,420

Total assets	1,121,373,900

Liabilities
Payables:
Investment securities purchased	726,303
Portfolio shares redeemed	670,192
Manager (See Note 3)	659,537
NYLIFE Distributors (See Note 3)	151,308
Professional fees	33,791
Shareholder communication	25,689
Custodian	13,055
Trustees	1,071
Accrued expenses	7,609

Total liabilities	2,288,555

Net assets	$1,119,085,345

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$43,503
Additional paid-in capital	631,833,908

631,877,411
Total distributable earnings (loss)	487,207,934

Net assets	$1,119,085,345

Initial Class
Net assets applicable to outstanding shares	$367,869,358

Shares of beneficial interest outstanding	13,818,326

Net asset value per share outstanding	$26.62

Service Class
Net assets applicable to outstanding shares	$751,215,987

Shares of beneficial interest outstanding	29,684,746

Net asset value per share outstanding	$25.31

12	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$3,634,260
Dividends—affiliated	100,222
Securities lending	46,363
Interest	5

Total income	3,780,850

Expenses
Manager (See Note 3)	3,781,015
Distribution/Service—Service Class (See Note 3)	882,359
Professional fees	52,374
Shareholder communication	31,816
Custodian	12,150
Trustees	12,135
Miscellaneous	18,833

Total expenses before waiver/reimbursement	4,790,682
Expense waiver/reimbursement from Manager (See Note 3)	(14,409)

Net expenses	4,776,273

Net investment income (loss)	(995,423)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	51,498,927
Net change in unrealized appreciation (depreciation) on unaffiliated investments	154,848,794

Net realized and unrealized gain (loss) on investments	206,347,721

Net increase (decrease) in net assets resulting from operations	$205,352,298

(a)	Dividends recorded net of foreign withholding taxes in the amount of $24,219.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(995,423)	$(1,447,963)
Net realized gain (loss) on investments	51,498,927	139,169,478
Net change in unrealized appreciation (depreciation) on investments	154,848,794	(98,221,042)

Net increase (decrease) in net assets resulting from operations	205,352,298	39,500,473

Distributions to shareholders:
Initial Class	—	(34,707,849)
Service Class	—	(93,948,035)

Total distributions to shareholders	—	(128,655,884)

Capital share transactions:
Net proceeds from sale of shares	140,628,719	198,201,726
Net asset value of shares issued to shareholders in reinvestment of distributions	—	128,655,884
Cost of shares redeemed	(88,905,789)	(320,067,442)

Increase (decrease) in net assets derived from capital share transactions	51,722,930	6,790,168

Net increase (decrease) in net assets	257,075,228	(82,365,243)

Net Assets
Beginning of period	862,010,117	944,375,360

End of period	$1,119,085,345	$862,010,117

14	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018		2017		2016	2015	2014

Net asset value at beginning of period	$21.64		$23.92		$18.71		$20.83	$22.48	$22.83

Net investment income (loss) (a)	(0.00	)‡	0.00	‡	0.02		0.01	(0.00)‡	(0.01)

Net realized and unrealized gain (loss) on investments	4.98		1.36		6.00		(0.43)	1.22	2.29

Total from investment operations	4.98		1.36		6.02		(0.42)	1.22	2.28

Less distributions:

From net realized gain on investments	—		(3.64)		(0.81)		(1.70)	(2.87)	(2.63)

Net asset value at end of period	$26.62		$21.64		$23.92		$18.71	$20.83	$22.48

Total investment return (b)	23.01%		3.57%		32.39%		(2.27%)	6.18%	10.63%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.02	%)††	0.01%		0.10%		0.07%	(0.01%)	(0.03%)

Net expenses (c)	0.75	% ††(d)	0.76	%(d)	0.76	%(d)	0.77%	0.77%	0.77%

Portfolio turnover rate	32%		58%		53%		94%	71%	78%

Net assets at end of period (in 000’s)	$367,869		$238,174		$368,861		$518,425	$448,409	$410,122

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018		2017		2016	2015	2014

Net asset value at beginning of period	$20.60		$22.96		$18.03		$20.18	$21.93	$22.39

Net investment income (loss) (a)	(0.03)		(0.06)		(0.03)		(0.03)	(0.06)	(0.06)

Net realized and unrealized gain (loss) on investments	4.74		1.34		5.77		(0.42)	1.18	2.23

Total from investment operations	4.71		1.28		5.74		(0.45)	1.12	2.17

Less distributions:

From net realized gain on investments	—		(3.64)		(0.81)		(1.70)	(2.87)	(2.63)

Net asset value at end of period	$25.31		$20.60		$22.96		$18.03	$20.18	$21.93

Total investment return (b)	22.86	% (c)	3.31%		32.06%		(2.52%)	5.91%	10.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.27	%)††	(0.23%)		(0.15%)		(0.17%)	(0.26%)	(0.28%)

Net expenses (d)	1.00	% ††(e)	1.01	% (e)	1.01	% (e)	1.02%	1.02%	1.02%

Portfolio turnover rate	32%		58%		53%		94%	71%	78%

Net assets at end of period (in 000’s)	$751,216		$623,836		$575,514		$435,029	$440,891	$373,762

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Large Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 6, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

16	MainStay VP Large Cap Growth Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing

17

Notes to Financial Statements (Unaudited) (continued)

authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations

18	MainStay VP Large Cap Growth Portfolio

and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion and; 0.575% in excess of $9 billion.

New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2020, and may only be amended or terminated prior to that date by action of the Board. During the six-month period ended June 30, 2019, the effective management fee rate was 0.73% (exclusive of any applicable waivers/reimbursements).

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,781,015 and waived fees/reimbursed expenses in the amount of $14,409, and paid the Subadvisor in the amount of $1,508,458.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$8,968	$186,104	$(187,677)	$—	$—	$7,395	$100	$—	7,395

19

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$822,020,610	$302,395,441	$(4,479,035)	$297,916,406

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$21,428,939	$107,226,945

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $381,906 and $328,928, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	4,052,160	$97,665,215
Shares redeemed	(1,238,677)	(31,293,616)

Net increase (decrease)	2,813,483	$66,371,599

Year ended December 31, 2018:
Shares sold	878,713	$21,647,590
Shares issued to shareholders in reinvestment of dividends and distributions	1,376,844	34,707,849
Shares redeemed	(6,673,215)	(176,781,249)

Net increase (decrease)	(4,417,658)	$(120,425,810)

Service Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	1,837,573	$42,963,504
Shares redeemed	(2,437,809)	(57,612,173)

Net increase (decrease)	(600,236)	$(14,648,669)

Year ended December 31, 2018:
Shares sold	7,282,865	$176,554,136
Shares issued to shareholders in reinvestment of dividends and distributions	3,913,368	93,948,035
Shares redeemed	(5,972,059)	(143,286,193)

Net increase (decrease)	5,224,174	$127,215,978

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this

20	MainStay VP Large Cap Growth Portfolio

time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

22	MainStay VP Large Cap Growth Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781631	MSVPLG10-08/19 (NYLIAC) NI525

MainStay VP Fidelity Institutional AM® Utilities Portfolio*

(Formerly known as MainStay VP MFS® Utilities Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

*	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	13.82%	11.96%	3.89%	8.75%	0.68%
Service Class Shares	2/17/2012	13.68	11.68	3.64	8.48	0.93

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

MSCI USA IMI Utilities 25/50 Index[4]	14.46%	18.34%	10.19%	12.03%
Dow Jones Global Utilities Index[5]	12.83	13.87	5.32	7.36
Morningstar Utilities Category Average[6]	14.06	15.62	7.93	9.94

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The MSCI USA IMI Utilities 25/50 Index is the Portfolio’s primary benchmark. The MSCI USA IMI Utilities 25/50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index, the aggregation of the MSCI U.S. Large Cap 300, Mid Cap 450, and Small Cap 1750 Indices, covering approximately 99% of the free float-adjusted market capitalization in the United States. The MSCI USA IMI Utilities 25/50 Index includes providers of electricity, gas and water; independent power producers and energy traders; generation and distribution of electricity as in renewable sources. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

Prior to November 30, 2018, the Dow Jones Global Utilities Index was the Portfolio’s primary benchmark. The Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Fidelity Institutional AM® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,138.20	$3.66	$1,021.37	$3.46	0.69%

Service Class Shares	$1,000.00	$1,136.80	$4.98	$1,020.13	$4.71	0.94%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Fidelity Institutional AM Utilities Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Electric Utilities	53.3%

Multi-Utilities	26.2

Independent Power & Renewable Electricity Producers	8.7

Gas Utilities	4.8

Oil, Gas & Consumable Fuels	2.8

Media	1.4

Water Utilities	0.5%

Short-Term Investment	2.9

Other Assets, Less Liabilities	–0.6

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2019 (excluding short-term investment) (Unaudited)

1.	Dominion Energy, Inc.

2.	Exelon Corp.

3.	Sempra Energy

4.	Southern Co.

5.	Edison International
6.	NextEra Energy, Inc.

7.	Entergy Corp.

8.	FirstEnergy Corp.

9.	Public Service Enterprise Group, Inc.

10.	Duke Energy Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Douglas Simmons of FIAM LLC (“FIAM”) the Portfolio’s Subadvisor.

How did MainStay VP Fidelity Institutional AM® Utilities Portfolio1 perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Fidelity Institutional AM® Utilities Portfolio returned 13.82% for Initial Class shares and 13.68% for Service Class shares. Over the same period, both share classes underperformed the 14.46% return of the MSCI USA IMI Utilities 25/50 Index, which is the Portfolio’s primary benchmark, and outperformed the 12.83% return of the Dow Jones Global Utilities Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2019, both share classes underperformed the 14.06% return of the Morningstar Utilities Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance lagged that of its benchmark, the S&P MSCI USA IMI Utilities 25/50 Index, primarily due to disappointing allocations to the independent power producers & energy traders and water utilities subsectors.

Which subsectors were the strongest positive contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?

During the reporting period, water utilities recorded the strongest performance of any industry in the index, however, the subsector represented only a small portion of the Portfolio and index. The subsectors making the weakest contributions to the Portfolio’s performance relative to the MSCI USA IMI Utilities 25/50 Index included independent power producers & energy traders (IPP’s) and water utilities. (Contributions take weightings and total returns into account.) In general, IPPs generated substantially lower returns than other subsectors in the benchmark, and the Portfolio held overweight exposure to the industry. An out-of-index position in the cable & satellite subsector was a significant contributor to relative performance during the period

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s best-performing stocks on an absolute basis during the reporting period included diversified utility Sempra Energy and electric utilities Southern Company and NexEra Energy. Shares in Sempra Energy rose after the company reported strong guidance during its first quarterly earnings release of 2019. The stock also benefited from constructive action by the government in California to address wildfire issues, which had affected some of the company’s local operations. Southern Company shares have benefited since the U.S. government approved almost $4B in loan guarantees for the company’s nuclear plant in Georgia that will help them reduce costs. NextEra continues to be a gold standard in the utility sector and boasts the largest renewables business of any company in the space. However, we have trimmed our position as the company’s valuation has risen.

The most substantial detractors from the Portfolio’s absolute performance during the year included two independent power producers & energy traders (IPP), Vistra Energy, and NRG Energy, as well as electric utility PG&E. Both Vistra Energy and NRG Energy suffered due to falling energy prices prompted by mild weather in some of their areas of operation. PG&E, the largest detractor of absolute performance, has struggled after the fallout of litigation and bankruptcy issues stemming from deadly wildfires in northern California last year.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s most significant purchases during the reporting period included adding to its existing positions in electric utilities Duke Energy and The Southern Company. In notable sales, the Portfolio exited its positions in integrated telecommunications company AT&T and oil & gas storage & transportation provider The Williams Companies.

How did the Portfolio’s subsector weightings change during the reporting period?

The Portfolio increased its exposure to electric utilities during the reporting period primarily by adding to existing positions in Duke Energy and The Southern Company, as mentioned earlier. During the same period, the Portfolio reduced its exposure to oil & gas storage & transportation, an out-of-benchmark subsector, as a result of exiting from its position in The Williams Companies. The Portfolio also decreased its exposure in the multi-utilities subsector, primarily as a result of trimming existing holdings.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio held relatively large overweight exposures relative to the MSCI USA IMI Utilities 25/50 Index in the independent power producers & energy traders and oil & gas storage & transportation subsectors. As of the same

1.	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
2.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Fidelity Institutional AM Utilities Portfolio

date, the Portfolio’s most significant underweighted exposures included the multi-utilities and water utilities subsectors. Consistent with our investment philosophy, the portfolio is predominately positioned in what we believe are likely to be the fastest growing dividend names going forward, as these names have historically tended to outperform the utilities sector over time. We generally add names that we believe provide enticing valuations in addition to an attractive overall risk/return profile.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 97.7%†
Electric Utilities 53.3%
American Electric Power Co., Inc.	458,200	$40,326,182
Avangrid, Inc.	492,767	24,884,733
Duke Energy Corp.	530,800	46,837,792
Edison International	1,232,387	83,075,208
Entergy Corp.	579,544	59,652,464
Evergy, Inc.	345,343	20,772,381
Exelon Corp.	2,527,077	121,148,071
FirstEnergy Corp.	1,384,218	59,258,373
NextEra Energy, Inc.	299,133	61,280,386
PG&E Corp. (a)	606,626	13,903,868
PPL Corp.	560,063	17,367,554
Southern Co.	1,712,700	94,678,056

		643,185,068

Gas Utilities 4.8%
Atmos Energy Corp.	351,000	37,051,560
Southwest Gas Holdings, Inc.	224,000	20,074,880

		57,126,440

Independent Power & Renewable Electricity Producers 8.7%
AES Corp.	829,250	13,898,230
Atlantica Yield PLC (Spain)	155,880	3,533,800
Clearway Energy, Inc., Class C	105,000	1,770,300
NextEra Energy Partners, L.P.	437,114	21,090,750
NRG Energy, Inc.	671,846	23,595,232
Vistra Energy Corp.	1,826,542	41,352,911

		105,241,223

Media 1.4%
Altice U.S.A., Inc., Class A (a)	707,732	17,233,274

	Shares	Value
Multi-Utilities 26.2%
CenterPoint Energy, Inc.	1,358,248	$38,886,640
Dominion Energy, Inc.	1,585,239	122,570,680
Public Service Enterprise Group, Inc.	994,784	58,513,195
Sempra Energy	700,882	96,329,222

		316,299,737

Oil, Gas & Consumable Fuels 2.8%
Cheniere Energy, Inc. (a)	493,253	33,763,168

Water Utilities 0.5%
SJW Corp.	97,864	5,947,195

Total Common Stocks (Cost $1,019,966,541)		1,178,796,105

Short-Term Investment 2.9%
Affiliated Investment Company 2.9%
MainStay U.S. Government Liquidity Fund, 2.03% (b)	35,459,958	35,459,958

Total Short-Term Investment (Cost $35,459,958)		35,459,958

Total Investments (Cost $1,055,426,499)	100.6%	1,214,256,063
Other Assets, Less Liabilities	(0.6)	(7,247,422)
Net Assets	100.0%	$1,207,008,641

†	Percentages indicated are based on Portfolio net assets.
(a)	Non-income producing security.
(b)	Current yield as of June 30, 2019.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$1,178,796,105	$—	$—	$1,178,796,105
Short-Term Investment
Affiliated Investment Company	35,459,958	—	—	35,459,958

Total Investments in Securities	$1,214,256,063	$—	$—	$1,214,256,063

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP Fidelity Institutional AM Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,019,966,541)	$1,178,796,105
Investment in affiliated investment company, at value (identified cost $35,459,958)	35,459,958
Cash denominated in foreign currencies (identified cost $365,278)	367,764

Receivables:
Investment securities sold	2,740,963
Dividends	1,225,783
Portfolio shares sold	283,518
Other assets	5,772

Total assets	1,218,879,863

Liabilities
Payables:
Investment securities purchased	10,374,062
Manager (See Note 3)	630,758
Portfolio shares redeemed	507,031
NYLIFE Distributors (See Note 3)	229,629
Custodian	80,615
Professional fees	39,746
Trustees	3,527
Accrued expenses	5,854

Total liabilities	11,871,222

Net assets	$1,207,008,641

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$91,275
Additional paid-in capital	944,190,993

944,282,268
Total distributable earnings (loss)	262,726,373

Net assets	$1,207,008,641

Initial Class
Net assets applicable to outstanding shares	$91,575,173

Shares of beneficial interest outstanding	6,888,264

Net asset value per share outstanding	$13.29

Service Class
Net assets applicable to outstanding shares	$1,115,433,468

Shares of beneficial interest outstanding	84,386,651

Net asset value per share outstanding	$13.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$18,760,516
Dividends-affiliated	106,970
Interest	51,082

Total income	18,918,568

Expenses
Manager (See Note 3)	3,765,002
Distribution/Service—Service Class (See Note 3)	1,375,154
Shareholder communication	131,971
Custodian	75,249
Professional fees	62,909
Trustees	14,505
Miscellaneous	23,390

Total expenses	5,448,180

Net investment income (loss)	13,470,388

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	6,852,530
Foreign currency transactions	4,755

Net realized gain (loss) on investments and foreign currency transactions	6,857,285

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	132,186,191
Translation of other assets and liabilities in foreign currencies	3,773

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	132,189,964

Net realized and unrealized gain (loss) on investments and foreign currency transactions	139,047,249

Net increase (decrease) in net assets resulting from operations	$152,517,637

(a)	Dividends recorded net of foreign withholding taxes in the amount of $15,987.

12	MainStay VP Fidelity Institutional AM Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,470,388	$26,491,768
Net realized gain (loss) on investments and foreign currency transactions	6,857,285	61,314,371
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	132,189,964	(77,218,603)

Net increase (decrease) in net assets resulting from operations	152,517,637	10,587,536

Distributions to shareholders:
Initial Class	—	(1,159,233)
Service Class	—	(12,737,521)

Total distributions to shareholders	—	(13,896,754)

Capital share transactions:
Net proceeds from sale of shares	15,159,826	56,429,346
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	13,896,754
Cost of shares redeemed	(109,347,361)	(241,813,209)

Increase (decrease) in net assets derived from capital share transactions	(94,187,535)	(171,487,109)

Net increase (decrease) in net assets	58,330,102	(174,796,327)

Net Assets
Beginning of period	1,148,678,539	1,323,474,866

End of period	$1,207,008,641	$1,148,678,539

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.68		$11.75	$10.66	$10.15		$13.42	$12.65

Net investment income (loss) (a)	0.16		0.28	0.25	0.19		0.28	0.38

Net realized and unrealized gain (loss) on investments	1.45		(0.32)	1.49	0.88		(2.25)	1.05

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.14	(0.16)	0.08		0.13	0.16

Total from investment operations	1.61		0.10	1.58	1.15		(1.84)	1.59

Less dividends and distributions:

From net investment income	—		(0.15)	(0.49)	(0.34)		(0.51)	(0.24)

From net realized gain on investments	—		(0.02)	—	(0.30)		(0.92)	(0.58)

Total dividends and distributions	—		(0.17)	(0.49)	(0.64)		(1.43)	(0.82)

Net asset value at end of period	$13.29		$11.68	$11.75	$10.66		$10.15	$13.42

Total investment return (b)	13.78	%(c)	0.80%	14.72%	11.43%		(14.35%)	12.68%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.50	%††	2.31%	2.11%	1.76	%(d)	2.23%	2.81%

Net expenses (e)	0.69	%††	0.76%	0.76%	0.75	%(f)	0.77%	0.78	%(g)

Portfolio turnover rate	20%		84%	30%	35%		43%	47%

Net assets at end of period (in 000’s)	$91,575		$81,716	$83,261	$75,772		$70,368	$82,495

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.77%.
(g)	Expense waiver/reimbursement less than 0.01%.

14	MainStay VP Fidelity Institutional AM Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$11.63		$11.69	$10.62	$10.10		$13.36	$12.61

Net investment income (loss) (a)	0.14		0.25	0.22	0.16		0.25	0.35

Net realized and unrealized gain (loss) on investments	1.45		(0.32)	1.47	0.89		(2.24)	1.04

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.14	(0.16)	0.08		0.13	0.16

Total from investment operations	1.59		0.07	1.53	1.13		(1.86)	1.55

Less dividends and distributions:

From net investment income	—		(0.11)	(0.46)	(0.31)		(0.48)	(0.22)

From net realized gain on investments	—		(0.02)	—	(0.30)		(0.92)	(0.58)

Total dividends and distributions	—		(0.13)	(0.46)	(0.61)		(1.40)	(0.80)

Net asset value at end of period	$13.22		$11.63	$11.69	$10.62		$10.10	$13.36

Total investment return (b)	13.67	%(c)	0.55%	14.44%	11.15%		(14.57%)	12.40%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.25	%††	2.08%	1.87%	1.52	%(d)	1.98%	2.53%

Net expenses (e)	0.94	%††	1.01%	1.01%	1.00	%(f)	1.02%	1.03	%(g)

Portfolio turnover rate	20%		84%	30%	35%		43%	47%

Net assets at end of period (in 000’s)	$1,115,433		$1,066,963	$1,240,213	$1,160,397		$1,131,252	$1,357,229

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.02%.
(g)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Fidelity Institutional AM® Utilities Portfolio (formerly known as MainStay VP MFS® Utilities Portfolio) (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Prior to November 30, 2018, MainStay VP Fidelity Institutional AM® Utilities Portfolio operated as a “diversified” portfolio.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

16	MainStay VP Fidelity Institutional AM Utilities Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities

17

Notes to Financial Statements (Unaudited) (continued)

valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by

18	MainStay VP Fidelity Institutional AM Utilities Portfolio

the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of June 30, 2019, the Portfolio did not hold any foreign currency forward contracts.

(J)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in,

19

Notes to Financial Statements (Unaudited) (continued)

the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio did not have any portfolio securities on loan.

(L)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. FIAM LLC (“FIAM or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and FIAM, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.64% up to $1 billion; 0.61% from $1 billion to $3 billion; and 0.60% in excess of $3 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.63%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,765,002, and paid the Subadvisor in the amount of $1,470,089.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$3,972	$197,035	$(165,547)	$—	$—	$35,460	$107	$—	35,460

20	MainStay VP Fidelity Institutional AM Utilities Portfolio

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,060,718,911	$168,793,886	$(15,256,734)	$153,537,152

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$13,896,754	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $232,265 and $304,613, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended June 30, 2019, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/ (Loss) (000’s)

$24,350	$1,026	$202

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	108,713	$1,375,997
Shares redeemed	(216,516)	(2,744,961)

Net increase (decrease)	(107,803)	$(1,368,964)

Year ended December 31, 2018:
Shares sold	527,083	$6,178,386
Shares issued to shareholders in reinvestment of dividends and distributions	96,208	1,159,233
Shares redeemed	(714,654)	(8,541,009)

Net increase (decrease)	(91,363)	$(1,203,390)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	1,086,334	$13,783,829
Shares redeemed	(8,460,452)	(106,602,400)

Net increase (decrease)	(7,374,118)	$(92,818,571)

Year ended December 31, 2018:
Shares sold	4,300,629	$50,250,960
Shares issued to shareholders in reinvestment of dividends and distributions	1,061,264	12,737,521
Shares redeemed	(19,660,783)	(233,272,200)

Net increase (decrease)	(14,298,890)	$(170,283,719)

21

Notes to Financial Statements (Unaudited) (continued)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Fidelity Institutional AM Utilities Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

23

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781634	MSVPMFS10-08/19 (NYLIAC) NI526

MainStay VP MacKay Mid Cap Core Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	7/2/2001	15.45%	–0.38%	6.38%	14.17%	0.88%
Service Class Shares	6/5/2003	15.31	–0.63	6.11	13.89	1.13

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Russell Midcap® Index[3]	21.35%	7.83%	8.63%	15.16%
Morningstar Mid-Cap Blend Category Average[4]	17.52	2.41	6.04	12.87

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell Midcap® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index and it includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,154.50	$4.59	$1,020.53	$4.31	0.86%

Service Class Shares	$1,000.00	$1,153.10	$5.93	$1,019.29	$5.56	1.11%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Mid Cap Core Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Equity Real Estate Investment Trusts	8.8%

Software	7.4

IT Services	5.9

Insurance	5.8

Semiconductors & Semiconductor Equipment	4.1

Specialty Retail	3.8

Hotels, Restaurants & Leisure	3.3

Health Care Equipment & Supplies	3.2

Food Products	3.0

Machinery	3.0

Media	2.9

Capital Markets	2.8

Oil, Gas & Consumable Fuels	2.8

Commercial Services & Supplies	2.5

Multi-Utilities	2.5

Household Durables	2.3

Diversified Consumer Services	2.1

Professional Services	2.1

Banks	2.0

Electronic Equipment, Instruments & Components	2.0

Exchange-Traded Funds	2.0

Consumer Finance	1.8

Containers & Packaging	1.8

Interactive Media & Services	1.8

Health Care Providers & Services	1.5

Entertainment	1.4

Electric Utilities	1.2

Aerospace & Defense	1.0

Biotechnology	1.0

Health Care Technology	0.9

Life Sciences Tools & Services	0.9

Technology Hardware, Storage & Peripherals	0.9%

Textiles, Apparel & Luxury Goods	0.9

Multiline Retail	0.8

Airlines	0.7

Chemicals	0.7

Construction Materials	0.7

Independent Power & Renewable Electricity Producers	0.7

Thrifts & Mortgage Finance	0.7

Building Products	0.6

Construction & Engineering	0.6

Diversified Financial Services	0.6

Industrial Conglomerates	0.6

Internet & Direct Marketing Retail	0.5

Pharmaceuticals	0.5

Trading Companies & Distributors	0.5

Communications Equipment	0.4

Electrical Equipment	0.4

Transportation Infrastructure	0.4

Beverages	0.3

Energy Equipment & Services	0.2

Wireless Telecommunication Services	0.2

Auto Components	0.1

Gas Utilities	0.1

Metals & Mining	0.1

Household Products	0.0	‡

Paper & Forest Products	0.0	‡

Water Utilities	0.0	‡

Short-Term Investments	0.7

Other Assets, Less Liabilities	–0.5

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of June 30, 2019 (excluding short-term investment) (Unaudited)

1.	SPDR S&P MidCap 400 ETF Trust

2.	Lam Research Corp.

3.	Discovery, Inc.

4.	AutoZone, Inc.

5.	Cummins, Inc.
6.	Ball Corp.

7.	Synchrony Financial

8.	Twitter, Inc.

9.	Tyson Foods, Inc., Class A

10.	Discover Financial Services

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Mid Cap Core Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP MacKay Mid Cap Core Portfolio returned 15.45% for Initial Class shares and 15.31% for Service Class shares. Over the same period, both share classes underperformed the 21.35% return of the Russell Midcap® Index, which is the Portfolio’s benchmark, and the 17.52% return of the Morningstar Mid-Cap Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was primarily responsible for the Portfolio’s underperformance relative to the Russell Midcap® Index during the reporting period, whereas sector allocation effect was neutral. The Portfolio’s relative performance directly reflected the performance of our stock selection model, particularly the weak effectiveness of the model’s valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis. Valuation ranges across markets were compressed and value signals, which tend to prove most effective in an environment in which profits are accelerating, struggled amid a decelerating global growth outlook. Valuation signals proved more effective in June 2019 when value performance rebounded. Positive contributions from the stock selection model’s other factors provided only partial mitigation. (Contributions take weightings and total returns into account.) Momentum signals, which evaluate historical price trends, generated positive relative performance for the Portfolio during the reporting period, but proved volatile and inconsistent, hence difficult to capture. Sentiment signals, a gauge of institutional investor sentiment, were not effective during the first half of the reporting period but rebounded in the second half of the same period thanks to the Portfolio’s underweight positions.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The consumer staples sector made the strongest positive contribution to the Portfolio’s performance relative to the Russell Midcap® Index. The sectors that detracted the most from the Portfolio’s relative performance during the reporting period included information technology, health care and industrials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the most substantial positive contribution to the Portfolio’s absolute performance during the reporting period included software company Cadence Design Systems, restaurant chain Chipotle Mexican Grill, and semiconductor equipment maker Lam Research. The stocks that detracted the most from the Portfolio’s absolute performance during the reporting period included specialty pharmaceuticals company Mylan, communications infrastructure provider CommScope, and commodity-focused global chemical producer The Chemours Company.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest initial purchase during the reporting period was in shares of orthodontics company Align Technology, while the Portfolio’s largest increase in position size was in construction materials manufacturer Carlisle. Over the same period, the most substantial position that the Portfolio exited completely was in multiline health maintenance organization (HMO) Centene, while the Portfolio’s most substantial decrease in position size was in computer hardware company Dell Technologies.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial sector-weighting increases relative to the Russell Midcap® Index were in consumer discretionary and financials. Over the same period, the Portfolio’s most substantial sector-weighting decreases relative to the benchmark were in utilities and health care.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio sector exposures most substantially overweight relative to the Russell Midcap® Index included communication services and consumer discretionary. As of the same date, the Portfolio sector exposures that were most substantially underweight relative to the benchmark included health care and utilities.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Mid Cap Core Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 97.8%†
Aerospace & Defense 1.0%
Curtiss-Wright Corp.	3,067	$389,908
Huntington Ingalls Industries, Inc.	14,840	3,335,142
L3 Technologies, Inc.	1,384	339,315
Spirit AeroSystems Holdings, Inc., Class A	54,650	4,446,870
Textron, Inc.	6,457	342,479
TransDigm Group, Inc. (a)	936	452,837

		9,306,551

Airlines 0.7%
Alaska Air Group, Inc.	21,738	1,389,276
United Continental Holdings, Inc. (a)	58,141	5,090,244

		6,479,520

Auto Components 0.1%
Lear Corp.	5,683	791,471

Banks 2.0%
Bank OZK	125,767	3,784,329
CIT Group, Inc.	79,887	4,197,263
Citizens Financial Group, Inc.	32,054	1,133,429
Comerica, Inc.	57,054	4,144,403
Fifth Third Bancorp	98,512	2,748,485
First Citizens BancShares, Inc., Class A	290	130,578
First Hawaiian, Inc.	28,134	727,827
KeyCorp	14,134	250,878
Signature Bank	4,093	494,598

		17,611,790

Beverages 0.3%
Keurig Dr. Pepper, Inc.	69,690	2,014,041
Molson Coors Brewing Co., Class B	5,706	319,536

		2,333,577

Biotechnology 1.0%
Alkermes PLC (a)	93,602	2,109,789
Exact Sciences Corp. (a)	13,564	1,601,095
Exelixis, Inc. (a)	987	21,092
Incyte Corp. (a)	25,050	2,128,248
Ionis Pharmaceuticals, Inc. (a)	13,375	859,611
United Therapeutics Corp. (a)	25,744	2,009,577

		8,729,412

Building Products 0.6%
Armstrong World Industries, Inc.	805	78,246
Masco Corp.	125,368	4,919,440

		4,997,686

Capital Markets 2.8%
Ameriprise Financial, Inc.	17,295	2,510,542
E*TRADE Financial Corp.	103,599	4,620,516
Evercore, Inc., Class A	23,590	2,089,366
FactSet Research Systems, Inc.	8,396	2,405,958

	Shares	Value
Capital Markets (continued)
Franklin Resources, Inc.	10,699	$372,325
Janus Henderson Group PLC	46,484	994,758
Lazard, Ltd., Class A	49,652	1,707,532
LPL Financial Holdings, Inc.	50,585	4,126,219
Moody’s Corp.	1,152	224,997
MSCI, Inc.	8,332	1,989,598
Northern Trust Corp.	9,358	842,220
Raymond James Financial, Inc.	33,764	2,854,746

		24,738,777

Chemicals 0.7%
Celanese Corp.	7,922	853,992
CF Industries Holdings, Inc.	99,762	4,659,883
Corteva, Inc. (a)	1,433	42,374
Valvoline, Inc.	43,084	841,430

		6,397,679

Commercial Services & Supplies 2.5%
ADT, Inc. (b)	546,267	3,343,154
Cintas Corp.	20,987	4,980,005
Clean Harbors, Inc. (a)	57,870	4,114,557
Copart, Inc. (a)	16,304	1,218,561
IAA, Inc. (a)	68,928	2,673,028
KAR Auction Services, Inc.	68,928	1,723,200
Republic Services, Inc.	46,056	3,990,292

		22,042,797

Communications Equipment 0.4%
Arista Networks, Inc. (a)	33	8,567
EchoStar Corp., Class A (a)	64,261	2,848,048
F5 Networks, Inc. (a)	3,155	459,463

		3,316,078

Construction & Engineering 0.6%
AECOM (a)	98,604	3,732,162
Arcosa, Inc.	52,340	1,969,554

		5,701,716

Construction Materials 0.7%
Eagle Materials, Inc.	36,032	3,340,166
Martin Marietta Materials, Inc.	8,169	1,879,769
Vulcan Materials Co.	10,083	1,384,497

		6,604,432

Consumer Finance 1.8%
Discover Financial Services	78,015	6,053,184
SLM Corp.	403,270	3,919,785
Synchrony Financial	181,517	6,293,194

		16,266,163

Containers & Packaging 1.8%
Ardagh Group S.A.	21,680	379,400
Ball Corp.	92,530	6,476,175
Berry Global Group, Inc. (a)	84,582	4,448,167

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Containers & Packaging (continued)
Owens-Illinois, Inc.	6,980	$120,545
Packaging Corp. of America	13,472	1,284,151
Silgan Holdings, Inc.	95,997	2,937,508
WestRock Co.	22,147	807,701

		16,453,647

Diversified Consumer Services 2.1%
Frontdoor, Inc. (a)	92,660	4,035,343
Graham Holdings Co., Class B	2,515	1,735,426
H&R Block, Inc.	146,171	4,282,810
Service Corporation International	97,422	4,557,401
ServiceMaster Global Holdings, Inc. (a)	79,638	4,148,343

		18,759,323

Diversified Financial Services 0.6%
AXA Equitable Holdings, Inc.	164,523	3,438,531
Voya Financial, Inc.	34,998	1,935,389

		5,373,920

Electric Utilities 1.2%
Avangrid, Inc.	7,215	364,357
Entergy Corp.	29,071	2,992,278
Evergy, Inc.	658	39,579
Eversource Energy	10,449	791,616
Hawaiian Electric Industries, Inc.	16,212	706,033
PG&E Corp. (a)	38,469	881,709
Pinnacle West Capital Corp.	7,326	689,303
Xcel Energy, Inc.	67,991	4,044,785

		10,509,660

Electrical Equipment 0.4%
Acuity Brands, Inc.	11,736	1,618,512
GrafTech International, Ltd.	59,281	681,732
Hubbell, Inc.	2,526	329,390
Regal Beloit Corp.	16,819	1,374,280

		4,003,914

Electronic Equipment, Instruments & Components 2.0%
Avnet, Inc.	90,607	4,101,779
CDW Corp.	49,854	5,533,794
Coherent, Inc. (a)	6,953	948,181
Jabil, Inc.	147,783	4,669,943
Keysight Technologies, Inc. (a)	714	64,124
Zebra Technologies Corp., Class A (a)	10,555	2,211,167

		17,528,988

Energy Equipment & Services 0.2%
Patterson-UTI Energy, Inc.	67,918	781,736
RPC, Inc. (b)	87,461	630,594

		1,412,330

	Shares	Value
Entertainment 1.4%
Cinemark Holdings, Inc.	55,270	$1,995,247
Live Nation Entertainment, Inc. (a)	51,357	3,402,401
Take-Two Interactive Software, Inc. (a)	10,130	1,150,059
Viacom, Inc.
Class A (b)	38,494	1,312,645
Class B	147,525	4,406,572

		12,266,924

Equity Real Estate Investment Trusts 8.8%
American Campus Communities, Inc.	12,039	555,720
American Homes 4 Rent, Class A	158,831	3,861,182
Americold Realty Trust	62,341	2,021,095
Apartment Investment & Management Co., Class A	9,358	469,023
Apple Hospitality REIT, Inc.	11,151	176,855
AvalonBay Communities, Inc.	9,492	1,928,585
Brookfield Property REIT, Inc., Class A	192,351	3,633,510
Camden Property Trust	4,899	511,407
Colony Capital, Inc.	729,421	3,647,105
Digital Realty Trust, Inc.	730	85,987
Empire State Realty Trust, Inc., Class A	40,366	597,821
EPR Properties	50,795	3,788,799
Equity LifeStyle Properties, Inc.	37,671	4,570,999
Equity Residential	31,341	2,379,409
Essex Property Trust, Inc.	3,072	896,809
Extra Space Storage, Inc.	5,242	556,176
Gaming and Leisure Properties, Inc.	82,587	3,219,241
Hospitality Properties Trust	35,219	880,475
Host Hotels & Resorts, Inc.	268,620	4,894,256
Iron Mountain, Inc.	45,514	1,424,588
Lamar Advertising Co., Class A	51,103	4,124,523
Medical Properties Trust, Inc.	27,373	477,385
Mid-America Apartment Communities, Inc.	15,850	1,866,496
Omega Healthcare Investors, Inc.	113,297	4,163,665
Outfront Media, Inc.	78,347	2,020,569
Park Hotels & Resorts, Inc.	102,120	2,814,427
Rayonier, Inc.	66,907	2,027,282
Realty Income Corp.	3,133	216,083
Retail Value, Inc.	4,262	148,318
SBA Communications Corp. (a)	25,862	5,814,812
SITE Centers Corp.	270,674	3,583,724
Taubman Centers, Inc.	19,001	775,811
Ventas, Inc.	73,466	5,021,401
VEREIT, Inc.	50,429	454,365
Welltower, Inc.	66,900	5,454,357

		79,062,260

Food Products 3.0%
Campbell Soup Co.	104,482	4,186,594
Flowers Foods, Inc.	141,532	3,293,450
J.M. Smucker Co.	20,084	2,313,476
Pilgrim’s Pride Corp. (a)	134,402	3,412,467

10	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Food Products (continued)
Post Holdings, Inc. (a)	39,986	$4,157,344
TreeHouse Foods, Inc. (a)	68,450	3,703,145
Tyson Foods, Inc., Class A	75,723	6,113,875

		27,180,351

Gas Utilities 0.1%
UGI Corp.	13,813	737,752

Health Care Equipment & Supplies 3.2%
ABIOMED, Inc. (a)	5,060	1,318,079
Align Technology, Inc. (a)	20,396	5,582,385
Cooper Cos., Inc.	16,575	5,583,952
DENTSPLY SIRONA, Inc.	43,327	2,528,564
Edwards Lifesciences Corp. (a)	2,297	424,348
Hill-Rom Holdings, Inc.	39,017	4,081,959
Hologic, Inc. (a)	52,501	2,521,098
Masimo Corp. (a)	1,709	254,333
STERIS PLC	31,359	4,668,728
Varian Medical Systems, Inc. (a)	365	49,687
Zimmer Biomet Holdings, Inc.	18,023	2,122,028

		29,135,161

Health Care Providers & Services 1.5%
AmerisourceBergen Corp.	58,899	5,021,729
Cardinal Health, Inc.	18,786	884,820
Encompass Health Corp.	61,538	3,899,048
McKesson Corp.	23,773	3,194,853
Premier, Inc., Class A (a)	1,155	45,172
Universal Health Services, Inc., Class B	4,151	541,249

		13,586,871

Health Care Technology 0.9%
Cerner Corp.	69,116	5,066,203
Veeva Systems, Inc., Class A (a)	18,489	2,997,252

		8,063,455

Hotels, Restaurants & Leisure 3.3%
Aramark	131,654	4,747,443
Caesars Entertainment Corp. (a)	22,676	268,030
Chipotle Mexican Grill, Inc. (a)	3,007	2,203,770
Darden Restaurants, Inc.	43,046	5,239,990
Hilton Worldwide Holdings, Inc.	21,626	2,113,725
MGM Resorts International	7,772	222,046
Norwegian Cruise Line Holdings, Ltd. (a)	81,900	4,392,297
Royal Caribbean Cruises, Ltd.	21,003	2,545,774
Wyndham Destinations, Inc.	52,765	2,316,384
Yum China Holdings, Inc.	127,645	5,897,199

		29,946,658

	Shares	Value
Household Durables 2.3%
Garmin, Ltd.	29,602	$2,362,240
Lennar Corp.
Class A	34,591	1,676,280
Class B	1,064	40,975
NVR, Inc. (a)	1,388	4,677,907
PulteGroup, Inc.	135,291	4,277,901
Tempur Sealy International, Inc. (a)	775	56,862
Toll Brothers, Inc.	107,599	3,940,275
Whirlpool Corp.	25,032	3,563,555

		20,595,995

Household Products 0.0%‡
Church & Dwight Co., Inc.	3,227	235,765

Independent Power & Renewable Electricity Producers 0.7%
NRG Energy, Inc.	130,043	4,567,110
Vistra Energy Corp.	87,905	1,990,169

		6,557,279

Industrial Conglomerates 0.6%
Carlisle Cos., Inc.	31,715	4,453,103
Roper Technologies, Inc.	2,942	1,077,537

		5,530,640

Insurance 5.8%
American Financial Group, Inc.	15,622	1,600,786
American National Insurance Co.	4,193	488,359
Arch Capital Group, Ltd. (a)	118,879	4,408,033
Arthur J. Gallagher & Co.	8,812	771,843
Assured Guaranty, Ltd.	92,433	3,889,581
Athene Holding, Ltd., Class A (a)	59,381	2,556,946
AXIS Capital Holdings, Ltd.	5,018	299,324
Brighthouse Financial, Inc. (a)	97,021	3,559,701
Cincinnati Financial Corp.	12,872	1,334,440
CNA Financial Corp.	26,844	1,263,547
Fidelity National Financial, Inc.	118,100	4,759,430
First American Financial Corp.	77,769	4,176,195
Hanover Insurance Group, Inc.	10,611	1,361,391
Hartford Financial Services Group, Inc.	50,040	2,788,229
Kemper Corp.	21,265	1,834,957
Lincoln National Corp.	42,685	2,751,048
Mercury General Corp.	36,078	2,254,875
Old Republic International Corp.	183,957	4,116,958
Principal Financial Group, Inc.	12,753	738,654
Reinsurance Group of America, Inc.	29,841	4,656,091
Unum Group	10,268	344,491
W.R. Berkley Corp.	10,015	660,289
Willis Towers Watson PLC	8,038	1,539,599

		52,154,767

Interactive Media & Services 1.8%
IAC/InterActiveCorp (a)	23,713	5,158,289
Match Group, Inc. (b)	15,941	1,072,351

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Interactive Media & Services (continued)
TripAdvisor, Inc. (a)	81,490	$3,772,172
Twitter, Inc. (a)	178,411	6,226,544

		16,229,356

Internet & Direct Marketing Retail 0.5%
Expedia Group, Inc.	34,337	4,567,851

IT Services 5.9%
Akamai Technologies, Inc. (a)	62,161	4,981,582
Alliance Data Systems Corp.	1,951	273,394
Amdocs, Ltd.	42,696	2,650,995
Booz Allen Hamilton Holding Corp.	30,818	2,040,460
CACI International, Inc., Class A (a)	9,784	2,001,708
Conduent, Inc. (a)	185,110	1,775,205
CoreLogic, Inc. (a)	84,781	3,546,389
DXC Technology Co.	97,276	5,364,771
Euronet Worldwide, Inc. (a)	27,273	4,588,409
Fidelity National Information Services, Inc.	12,106	1,485,164
Fiserv, Inc. (a)	7,310	666,380
FleetCor Technologies, Inc. (a)	1,508	423,522
Genpact, Ltd.	881	33,557
GoDaddy, Inc., Class A (a)	66,981	4,698,717
Leidos Holdings, Inc.	60,496	4,830,606
Sabre Corp.	142,674	3,167,363
Square, Inc., Class A (a)	36,383	2,638,859
Total System Services, Inc.	14,205	1,822,075
VeriSign, Inc. (a)	25,036	5,236,530
Western Union Co.	36,646	728,889
Worldpay, Inc., Class A (a)	3,507	429,783

		53,384,358

Life Sciences Tools & Services 0.9%
Agilent Technologies, Inc.	30,295	2,262,127
Charles River Laboratories International, Inc. (a)	8,352	1,185,149
IQVIA Holdings, Inc. (a)	1,223	196,781
Mettler-Toledo International, Inc. (a)	165	138,600
PRA Health Sciences, Inc. (a)	42,112	4,175,405

		7,958,062

Machinery 3.0%
AGCO Corp.	56,681	4,396,745
Allison Transmission Holdings, Inc.	91,888	4,259,009
Cummins, Inc.	38,142	6,535,250
Ingersoll-Rand PLC	240	30,401
Oshkosh Corp.	52,132	4,352,501
PACCAR, Inc.	39,865	2,856,726
Timken Co.	82,765	4,249,155

		26,679,787

Media 2.9%
Altice U.S.A., Inc., Class A (a)	92,817	2,260,094
AMC Networks, Inc., Class A (a)	5,281	287,762

	Shares	Value
Media (continued)
Cable One, Inc.	739	$865,362
Discovery, Inc. (a)
Class A (b)	99,828	3,064,719
Class C	129,604	3,687,234
DISH Network Corp., Class A (a)	119,818	4,602,209
Interpublic Group of Cos., Inc.	65,987	1,490,646
Nexstar Media Group, Inc., Class A	19,683	1,987,983
Omnicom Group, Inc.	66,245	5,428,778
Sinclair Broadcast Group, Inc., Class A	36,354	1,949,665

		25,624,452

Metals & Mining 0.1%
Steel Dynamics, Inc.	32,178	971,776

Multi-Utilities 2.5%
Ameren Corp.	46,773	3,513,120
CenterPoint Energy, Inc.	160,439	4,593,369
CMS Energy Corp.	23,705	1,372,756
Consolidated Edison, Inc.	16,952	1,486,351
DTE Energy Co.	40,017	5,117,374
Public Service Enterprise Group, Inc.	25,662	1,509,439
Sempra Energy	8,050	1,106,392
WEC Energy Group, Inc.	44,976	3,749,649

		22,448,450

Multiline Retail 0.8%
Dollar General Corp.	31,145	4,209,558
Dollar Tree, Inc. (a)	31,691	3,403,297

		7,612,855

Oil, Gas & Consumable Fuels 2.8%
Cabot Oil & Gas Corp.	187,091	4,295,609
Continental Resources, Inc. (a)	91,778	3,862,936
Devon Energy Corp.	181,606	5,179,403
EQT Corp.	227,507	3,596,886
HollyFrontier Corp.	102,459	4,741,803
Marathon Oil Corp.	89,586	1,273,017
PBF Energy, Inc., Class A	65,697	2,056,316
Williams Cos., Inc.	12,280	344,331

		25,350,301

Paper & Forest Products 0.0%‡
Domtar Corp.	8,616	383,670

Pharmaceuticals 0.5%
Horizon Therapeutics PLC (a)	84,926	2,043,320
Jazz Pharmaceuticals PLC (a)	16,186	2,307,476

		4,350,796

Professional Services 2.1%
IHS Markit, Ltd. (a)	20,415	1,300,844
ManpowerGroup, Inc.	44,753	4,323,140
Nielsen Holdings PLC	190,858	4,313,391

12	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Professional Services (continued)
Robert Half International, Inc.	62,559	$3,566,488
Verisk Analytics, Inc.	38,113	5,582,030

		19,085,893

Semiconductors & Semiconductor Equipment 4.1%
Advanced Micro Devices, Inc. (a)	1,538	46,709
Analog Devices, Inc.	4,225	476,876
Cypress Semiconductor Corp.	173,696	3,862,999
KLA-Tencor Corp.	44,884	5,305,289
Lam Research Corp.	36,778	6,908,380
Microchip Technology, Inc. (b)	28,447	2,466,355
MKS Instruments, Inc.	41,003	3,193,724
ON Semiconductor Corp. (a)	233,725	4,723,582
Qorvo, Inc. (a)	70,084	4,668,295
Skyworks Solutions, Inc.	306	23,645
Teradyne, Inc.	100,027	4,792,293

		36,468,147

Software 7.4%
Atlassian Corp. PLC, Class A (a)	30,031	3,929,256
Autodesk, Inc. (a)	2,334	380,209
Cadence Design Systems, Inc. (a)	84,297	5,969,071
CDK Global, Inc.	83,517	4,129,081
Citrix Systems, Inc.	41,357	4,058,776
Dropbox, Inc., Class A (a)	84,565	2,118,353
Fair Isaac Corp. (a)	11,551	3,627,245
Fortinet, Inc. (a)	61,076	4,692,469
LogMeIn, Inc.	53,616	3,950,427
Manhattan Associates, Inc. (a)	58,040	4,023,913
Nuance Communications, Inc. (a)	231,674	3,699,834
Palo Alto Networks, Inc. (a)	26,999	5,501,316
Paycom Software, Inc. (a)	11,958	2,711,118
Pivotal Software, Inc., Class A (a)	161,165	1,701,902
ServiceNow, Inc. (a)	9,868	2,709,457
SS&C Technologies Holdings, Inc.	29,190	1,681,636
Symantec Corp.	196,195	4,269,203
Synopsys, Inc. (a)	15,020	1,932,924
Teradata Corp. (a)	111,497	3,997,167
Workday, Inc., Class A (a)	8,037	1,652,246

		66,735,603

Specialty Retail 3.8%
Advance Auto Parts, Inc.	22,283	3,434,702
AutoZone, Inc. (a)	6,050	6,651,794
Best Buy Co., Inc.	78,666	5,485,380
Dick’s Sporting Goods, Inc.	105,951	3,669,083
Foot Locker, Inc.	40,086	1,680,405
L Brands, Inc.	83,710	2,184,831
Michaels Cos., Inc. (a)	94,795	824,717
O’Reilly Automotive, Inc. (a)	8,022	2,962,685
Ross Stores, Inc.	2,854	282,888

	Shares	Value
Specialty Retail (continued)
Tractor Supply Co.	3,690	$401,472
Ulta Beauty, Inc. (a)	6,878	2,385,909
Williams-Sonoma, Inc. (b)	64,396	4,185,740

		34,149,606

Technology Hardware, Storage & Peripherals 0.9%
Dell Technologies, Inc., Class C (a)	34,567	1,756,004
NCR Corp. (a)	73,985	2,300,934
Xerox Corp.	124,923	4,423,523

		8,480,461

Textiles, Apparel & Luxury Goods 0.9%
Kontoor Brands, Inc. (a)	1,295	36,286
Ralph Lauren Corp.	30,954	3,516,065
Skechers U.S.A., Inc., Class A (a)	130,850	4,120,466

		7,672,817

Thrifts & Mortgage Finance 0.7%
LendingTree, Inc. (a)	1,556	653,567
MGIC Investment Corp. (a)	143,142	1,880,886
New York Community Bancorp, Inc.	360,788	3,600,664

		6,135,117

Trading Companies & Distributors 0.5%
United Rentals, Inc. (a)	29,877	3,962,586
W.W. Grainger, Inc.	704	188,834

		4,151,420

Transportation Infrastructure 0.4%
Macquarie Infrastructure Corp.	93,194	3,778,085

Water Utilities 0.0%‡
American Water Works Co., Inc.	827	95,932

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	52,555	1,597,672
United States Cellular Corp. (a)	5,893	263,240

		1,860,912

Total Common Stocks (Cost $780,576,363)		878,589,016

Exchange-Traded Funds 2.0%
SPDR S&P 500 ETF Trust	8,178	2,396,154
SPDR S&P MidCap 400 ETF Trust	43,565	15,447,713

Total Exchange-Traded Funds (Cost $15,602,484)		17,843,867

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Short-Term Investments 0.7%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 2.03% (c)	2,039,697	$2,039,697

Unaffiliated Investment Company 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (c)(d)	4,590,078	4,590,078

Total Short-Term Investments (Cost $6,629,775)		6,629,775

Total Investments (Cost $802,808,622)	100.5%	903,062,658
Other Assets, Less Liabilities	(0.5)	(4,915,695)
Net Assets	100.0%	$898,146,963
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $10,634,343; the total market value of collateral held by the Portfolio was $10,941,621. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $6,351,543 (See Note 2(H)).

(c)	Current yield as of June 30, 2019.

(d)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$878,589,016	$—	$—	$878,589,016
Exchange-Traded Funds	17,843,867	—	—	17,843,867
Short-Term Investments
Affiliated Investment Company	2,039,697	—	—	2,039,697
Unaffiliated Investment Company	4,590,078	—	—	4,590,078

Total Short-Term Investments	6,629,775	—	—	6,629,775

Total Investments in Securities	$903,062,658	$—	$—	$903,062,658

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $800,768,925) including securities on loan of $10,634,343	$901,022,961
Investment in affiliated investment company, at value (identified cost $2,039,697)	2,039,697
Receivables:
Dividends	1,150,511
Portfolio shares sold	408,332
Securities lending	4,407
Other assets	4,328

Total assets	904,630,236

Liabilities
Cash collateral received for securities on loan	4,590,078
Payables:
Investment securities purchased	721,922
Manager (See Note 3)	599,566
Portfolio shares redeemed	389,337
NYLIFE Distributors (See Note 3)	94,717
Professional fees	32,846
Shareholder communication	30,868
Custodian	15,285
Trustees	1,115
Accrued expenses	7,539

Total liabilities	6,483,273

Net assets	$898,146,963

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$65,770
Additional paid-in capital	726,350,348

726,416,118
Total distributable earnings (loss)	171,730,845

Net assets	$898,146,963

Initial Class
Net assets applicable to outstanding shares	$425,343,734

Shares of beneficial interest outstanding	30,850,240

Net asset value per share outstanding	$13.79

Service Class
Net assets applicable to outstanding shares	$472,803,229

Shares of beneficial interest outstanding	34,919,712

Net asset value per share outstanding	$13.54

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends—unaffiliated (a)	$8,370,227
Securities lending	935,188
Dividends—affiliated	10,043

Total income	9,315,458

Expenses
Manager (See Note 3)	3,776,293
Distribution/Service—Service Class (See Note 3)	563,565
Professional fees	50,134
Shareholder communication	38,500
Custodian	17,298
Trustees	11,294
Miscellaneous	17,816

Total expenses before waiver/reimbursement	4,474,900
Expense waiver/reimbursement from Manager (See Note 3)	(90,615)

Net expenses	4,384,285

Net investment income (loss)	4,931,173

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	15,588,229
Net change in unrealized appreciation (depreciation) on unaffiliated investments	107,795,436

Net realized and unrealized gain (loss) on investments	123,383,665

Net increase (decrease) in net assets resulting from operations	$128,314,838

(a)	Dividends recorded net of foreign withholding taxes in the amount of $248.

16	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,931,173	$9,264,216
Net realized gain (loss) on investments	15,588,229	48,167,494
Net change in unrealized appreciation (depreciation) on investments	107,795,436	(171,183,352)

Net increase (decrease) in net assets resulting from operations	128,314,838	(113,751,642)

Distributions to shareholders:
Initial Class	—	(66,126,079)
Service Class	—	(59,668,222)

Total distributions to shareholders	—	(125,794,301)

Capital share transactions:
Net proceeds from sale of shares	48,261,634	120,202,744
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	125,794,301
Cost of shares redeemed	(127,572,275)	(137,924,416)

Increase (decrease) in net assets derived from capital share transactions	(79,310,641)	108,072,629

Net increase (decrease) in net assets	49,004,197	(131,473,314)

Net Assets
Beginning of period	849,142,766	980,616,080

End of period	$898,146,963	$849,142,766

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.94		$15.57	$13.37	$13.00	$15.83	$16.18

Net investment income (loss) (a)	0.08		0.16	0.12	0.13	0.13	0.10

Net realized and unrealized gain (loss) on investments	1.77		(1.68)	2.42	1.28	(0.73)	2.07

Total from investment operations	1.85		(1.52)	2.54	1.41	(0.60)	2.17

Less dividends and distributions:

From net investment income	—		(0.15)	(0.16)	(0.11)	(0.09)	(0.09)

From net realized gain on investments	—		(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	—		(2.11)	(0.34)	(1.04)	(2.23)	(2.52)

Net asset value at end of period	$13.79		$11.94	$15.57	$13.37	$13.00	$15.83

Total investment return (b)	15.49	%(c)	(11.98%)	19.14%	11.17%	(3.68%)	14.38%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.23	%††	1.08%	0.87%	1.09%	0.88%	0.62%

Net expenses (d)	0.86	%††	0.86%	0.86%	0.86%	0.86%	0.85%

Expenses (before waiver/reimbursement) (d)	0.88	%††	0.88%	0.88%	0.89%	0.88%	0.88%

Portfolio turnover rate	67%		181%	155%	164%	174%	172%

Net assets at end of period (in 000’s)	$425,344		$453,343	$503,364	$558,783	$506,368	$440,409

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.74		$15.35	$13.18	$12.83	$15.64	$16.03

Net investment income (loss) (a)	0.06		0.12	0.09	0.12	0.09	0.06

Net realized and unrealized gain (loss) on investments	1.74		(1.66)	2.38	1.24	(0.71)	2.03

Total from investment operations	1.80		(1.54)	2.47	1.36	(0.62)	2.09

Less dividends and distributions:

From net investment income	—		(0.11)	(0.12)	(0.08)	(0.05)	(0.05)

From net realized gain on investments	—		(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	—		(2.07)	(0.30)	(1.01)	(2.19)	(2.48)

Net asset value at end of period	$13.54		$11.74	$15.35	$13.18	$12.83	$15.64

Total investment return (b)	15.33	%(c)	(12.20%)	18.85%	10.89%	(3.92%)	14.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.99	%††	0.83%	0.64%	0.83%	0.61%	0.37%

Net expenses (d)	1.11	%††	1.11%	1.11%	1.11%	1.11%	1.10%

Expenses (before waiver/reimbursement) (d)	1.13	%††	1.13%	1.13%	1.14%	1.13%	1.13%

Portfolio turnover rate	67%		181%	155%	164%	174%	172%

Net assets at end of period (in 000’s)	$472,803		$395,800	$477,253	$435,287	$426,143	$479,799

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Mid Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on July 2, 2001. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

19

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

20	MainStay VP MacKay Mid Cap Core Portfolio

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2019, the Portfolio did not hold any rights or warrants.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $10,634,343; the total market value of collateral held by the Portfolio was $10,941,621. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $6,351,543 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $4,590,078.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management

21

Notes to Financial Statements (Unaudited) (continued)

Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.86% for the Initial Class shares and 1.11% for Service Class shares. This agreement will remain in effect until May 1, 2020 and shall renew automatically for one year terms unless

New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,776,293 and waived fees/reimbursed expenses in the amount of $90,615, and paid the Subadvisor in the amount of $1,842,839.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$2,713	$23,974	$(24,647)	$—	$—	$2,040	$10	$—	2,040

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$816,962,964	$117,888,932	$(31,789,238)	$86,099,694

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$45,839,145	$79,955,156

22	MainStay VP MacKay Mid Cap Core Portfolio

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $599,535 and $673,371, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	341,423	$4,611,111
Shares redeemed	(7,452,918)	(99,617,584)

Net increase (decrease)	(7,111,495)	$(95,006,473)

Year ended December 31, 2018:
Shares sold	4,580,915	$65,688,231
Shares issued to shareholders in reinvestment of dividends and distributions	4,635,445	66,126,079
Shares redeemed	(3,575,706)	(55,816,319)

Net increase (decrease)	5,640,654	$75,997,991

Service Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	3,311,865	$43,650,523
Shares redeemed	(2,099,731)	(27,954,691)

Net increase (decrease)	1,212,134	$15,695,832

Year ended December 31, 2018:
Shares sold	3,770,863	$54,514,513
Shares issued to shareholders in reinvestment of dividends and distributions	4,251,410	59,668,222
Shares redeemed	(5,413,515)	(82,108,097)

Net increase (decrease)	2,608,758	$32,074,638

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

23

Notes to Financial Statements (Unaudited) (continued)

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court held that it would not lift the stay prior to further action from the Second Circuit. The court held that it would allow the Trustee to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the court entered judgment pursuant to Rule 54(b), which would permit an appeal of the court’s dismissal of the claim against the shareholder defendants.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP MacKay Mid Cap Core Portfolio	$808,180	$790,269

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

24	MainStay VP MacKay Mid Cap Core Portfolio

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

26	MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781635	MSVPMCC10-08/19 (NYLIAC) NI527

MainStay VP MacKay Small Cap Core Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/2/2016	11.77%	–12.44%	8.33%	0.83%
Service Class Shares	5/2/2016	11.63	–12.66	8.06	1.08

Benchmark Performance	Six Months	One Year	Since Inception

Russell 2000® Index[3]	16.98%	–3.31%	12.10%
Morningstar Small Blend Category Average[4]	15.74	–3.76	9.60

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Small Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,117.70	$4.46	$1,020.58	$4.26	0.85%

Service Class Shares	$1,000.00	$1,116.30	$5.77	$1,019.34	$5.51	1.10%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Small Cap Core Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Banks	7.7%

Biotechnology	7.5

Equity Real Estate Investment Trusts	5.2

Software	5.1

Health Care Equipment & Supplies	3.9

Machinery	3.6

Oil, Gas & Consumable Fuels	3.5

Insurance	3.1

Thrifts & Mortgage Finance	3.1

Household Durables	2.6

Specialty Retail	2.6

Electronic Equipment, Instruments & Components	2.4

Pharmaceuticals	2.4

Professional Services	2.1

Electrical Equipment	2.0

Exchange-Traded Funds	2.0

IT Services	2.0

Commercial Services & Supplies	1.9

Life Sciences Tools & Services	1.9

Aerospace & Defense	1.8

Chemicals	1.8

Construction & Engineering	1.8

Health Care Technology	1.8

Hotels, Restaurants & Leisure	1.8

Semiconductors & Semiconductor Equipment	1.8

Trading Companies & Distributors	1.7

Media	1.6

Diversified Consumer Services	1.3

Energy Equipment & Services	1.2

Health Care Providers & Services	1.2

Water Utilities	1.2

Building Products	1.1

Textiles, Apparel & Luxury Goods	1.1

Beverages	1.0

Food Products	1.0%

Electric Utilities	0.9

Entertainment	0.9

Internet & Direct Marketing Retail	0.9

Metals & Mining	0.9

Interactive Media & Services	0.8

Tobacco	0.8

Food & Staples Retailing	0.7

Mortgage Real Estate Investment Trusts	0.7

Communications Equipment	0.6

Consumer Finance	0.6

Real Estate Management & Development	0.6

Diversified Telecommunication Services	0.5

Auto Components	0.4

Distributors	0.4

Airlines	0.3

Diversified Financial Services	0.3

Leisure Products	0.3

Technology Hardware, Storage & Peripherals	0.3

Capital Markets	0.2

Construction Materials	0.2

Multi-Utilities	0.2

Air Freight & Logistics	0.1

Containers & Packaging	0.1

Independent Power & Renewable Electricity Producers	0.1

Paper & Forest Products	0.1

Personal Products	0.1

Road & Rail	0.1

Gas Utilities	0.0 ‡

Short-Term Investments	0.6

Other Assets, Less Liabilities	–0.5

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	iShares Russell 2000 ETF

2.	Array BioPharma, Inc.

3.	Deckers Outdoor Corp.

4.	EMCOR Group, Inc.

5.	Portland General Electric Co.

6.	Radian Group, Inc.

7.	Generac Holdings, Inc.

8.	Essent Group, Ltd.

9.	Tetra Tech, Inc.

10.	EastGroup Properties, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Small Cap Core Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP MacKay Small Cap Core Portfolio returned 11.77% for Initial Class shares and 11.63% for Service Class shares. Over the same period, both share classes underperformed the 16.98% return of the Russell 2000® Index, which is the Portfolio’s benchmark, and the 15.74% return of the Morningstar Small Blend Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was the primary reason why the Portfolio underperformed relative to the Russell 2000® Index during the reporting period, whereas sector allocation effect was nearly neutral. The Portfolio’s performance directly reflected the performance of our stock selection model, particularly the weak effectiveness of the model’s valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis. Valuation ranges across markets were compressed and value signals, which tend to prove most effective in an environment in which profits are accelerating, struggled amid a decelerating global growth outlook. Valuation signals proved more effective in June 2019, however, when value performance rebounded. Positive effects from the stock selection model’s other factors provided only partial mitigation. Momentum signals, which evaluate historical price trends, generated positive performance for the Portfolio during the reporting period, but proved volatile and inconsistent, hence difficult to capture. Sentiment signals, a gauge of institutional investor sentiment, were not effective during the first half of the reporting period but rebounded in the second half of the same period thanks to the Portfolio’s underweight positions.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s performance relative to the Russell 2000® Index were the health care and consumer staples sectors. (Contributions take weightings and total returns into account.) During the same period, the top detractors from benchmark-relative performance were the consumer discretionary, communication services and industrials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the most substantial positive contributions to the Portfolio’s absolute performance during the reporting period included biotechnology company Array BioPharma, advertising software company The Trade Desk, and information technology infrastructure provider Vectrus. The stocks that detracted the most from the Portfolio’s absolute performance during the same period included printing company R.R. Donnelley & Sons, publishing company Houghton Mifflin Harcourt and biodiesel producer Renewable Energy Group.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest initial purchase during the reporting period was in shares of insurance company Essent Group— purchased because of improved momentum measures seen in the Portfolio’s stock selection model. The Portfolio’s largest increase in position size was in public utility provider Portland General Electric due to improved sentiment and momentum measures within the model. Over the same period, the most substantial position that the Portfolio exited completely was in consumer finance company Green Dot, while the Portfolio’s most substantial decrease in position size was in medical diagnostics provider Haemonetics. Both sales were due to deterioration in momentum and sentiment measures within the stock selection model.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s largest sector-weighting increases relative to the Russell 2000® Index were in industrials and health care. Over the same period, the Portfolio’s most substantial sector-weighting decreases relative to the benchmark were in information technology and consumer discretionary.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio’s largest overweight positions relative to the Russell 2000® Index included the health care and industrials sectors. As of the same date, the sectors that were most substantially underweight relative to the benchmark included information technology and financials.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Small Cap Core Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 97.9%†
Aerospace & Defense 1.8%
Aerojet Rocketdyne Holdings, Inc. (a)	62,500	$2,798,125
Ducommun, Inc. (a)	41,800	1,883,926
Moog, Inc., Class A	27,100	2,536,831
Vectrus, Inc. (a)	48,700	1,975,272
Wesco Aircraft Holdings, Inc. (a)	146,900	1,630,590

		10,824,744

Air Freight & Logistics 0.1%
Radiant Logistics, Inc. (a)	99,100	608,474

Airlines 0.3%
SkyWest, Inc.	35,000	2,123,450

Auto Components 0.4%
Cooper Tire & Rubber Co.	7,200	227,160
Dana, Inc.	93,300	1,860,402
Tower International, Inc.	26,800	522,600

		2,610,162

Banks 7.7%
1st Source Corp.	4,500	208,800
Amalgamated Bank, Class A	7,800	136,110
Amerant Bancorp, Inc. (a)(b)	2,700	53,217
Bancorp, Inc. (a)	209,300	1,866,956
Bank of Commerce Holdings	18,100	193,489
BayCom Corp. (a)	9,100	199,290
BCB Bancorp, Inc.	33,600	465,360
Boston Private Financial Holdings, Inc.	92,500	1,116,475
Bridge Bancorp, Inc.	48,790	1,437,354
Cadence Bancorp	122,400	2,545,920
CapStar Financial Holdings, Inc.	1,500	22,725
Central Valley Community Bancorp	6,400	137,408
Century Bancorp, Inc., Class A	10,200	896,580
Civista Bancshares, Inc.	33,800	758,810
ConnectOne Bancorp, Inc.	32,300	731,918
Customers Bancorp, Inc. (a)	93,600	1,965,600
Esquire Financial Holdings, Inc. (a)	100	2,515
Farmers National Banc Corp.	23,300	345,539
Financial Institutions, Inc.	58,300	1,699,445
First BanCorp	170,900	1,886,736
First Business Financial Services, Inc.	16,100	378,350
First Choice Bancorp	600	13,644
First Financial Corp.	3,300	132,528
First Financial Northwest, Inc.	24,900	352,335
First Foundation, Inc.	141,600	1,903,104
First Internet Bancorp	59,000	1,270,860
First Midwest Bancorp, Inc.	117,300	2,401,131
First Northwest Bancorp	2,800	45,500
First of Long Island Corp.	21,900	439,752
Flushing Financial Corp.	58,600	1,300,920
Franklin Financial Network, Inc.	67,800	1,888,908
Fulton Financial Corp.	6,400	104,768

	Shares	Value
Banks (continued)
Great Southern Bancorp, Inc.	19,500	$1,167,075
Hancock Whitney Corp.	1,100	44,066
Hanmi Financial Corp.	81,800	1,821,686
Hope Bancorp, Inc.	20,800	286,624
IberiaBank Corp.	37,900	2,874,715
Investar Holding Corp.	1,300	31,005
Lakeland Bancorp, Inc.	29,600	478,040
LCNB Corp.	11,700	222,300
Mercantile Bank Corp.	6,100	198,738
Metropolitan Bank Holding Corp. (a)	23,800	1,047,200
MidWestOne Financial Group, Inc.	33,300	931,068
MutualFirst Financial, Inc.	500	17,020
Northeast Bank	12,800	353,024
OFG Bancorp	34,900	829,573
Orrstown Financial Services, Inc.	13,000	285,870
PCB Bancorp	13,800	235,152
Peapack-Gladstone Financial Corp.	56,500	1,588,780
Preferred Bank / Los Angeles CA	24,400	1,152,900
RBB Bancorp	58,500	1,131,390
Renasant Corp.	3,200	115,008
Republic Bancorp, Inc., Class A	18,800	935,300
SB One Bancorp	4,800	107,280
Sierra Bancorp	3,200	86,784
SmartFinancial, Inc. (a)	13,500	292,815
Southern National Bancorp of Virginia, Inc.	12,600	192,906
TriState Capital Holdings, Inc. (a)	38,600	823,724
Unity Bancorp, Inc.	3,700	83,990
WesBanco, Inc.	62,500	2,409,375
West Bancorp., Inc.	3,250	68,965

		46,714,420

Beverages 1.0%
Boston Beer Co., Inc., Class A (a)	7,400	2,795,424
Coca-Cola Consolidated, Inc.	7,300	2,184,525
Craft Brew Alliance, Inc. (a)	45,500	636,545
Primo Water Corp. (a)	26,400	324,720

		5,941,214

Biotechnology 7.5%
ACADIA Pharmaceuticals, Inc. (a)	45,700	1,221,561
Acceleron Pharma, Inc. (a)	28,002	1,150,322
Aimmune Therapeutics, Inc. (a)	36,400	757,848
Amicus Therapeutics, Inc. (a)	110,940	1,384,531
Anaptysbio, Inc. (a)	13,000	733,460
Arena Pharmaceuticals, Inc. (a)	21,383	1,253,685
Array BioPharma, Inc. (a)	74,635	3,457,840
Arrowhead Pharmaceuticals, Inc. (a)(b)	37,900	1,004,350
Atara Biotherapeutics, Inc. (a)	28,100	565,091
Audentes Therapeutics, Inc. (a)	21,000	795,060
Biohaven Pharmaceutical Holding Co., Ltd. (a)	16,100	705,019
Blueprint Medicines Corp. (a)	18,000	1,697,940
Clovis Oncology, Inc. (a)	32,200	478,814
Editas Medicine, Inc. (a)	31,900	789,206

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
Emergent BioSolutions, Inc. (a)	22,392	$1,081,758
Enanta Pharmaceuticals, Inc. (a)	9,500	801,610
FibroGen, Inc. (a)	31,219	1,410,474
Global Blood Therapeutics, Inc. (a)	23,000	1,209,800
Halozyme Therapeutics, Inc. (a)	96,500	1,657,870
Heron Therapeutics, Inc. (a)	39,500	734,305
Immunomedics, Inc. (a)(b)	72,200	1,001,414
Insmed, Inc. (a)	34,790	890,624
Intercept Pharmaceuticals, Inc. (a)(b)	11,600	923,012
Invitae Corp. (a)	37,700	885,950
Iovance Biotherapeutics, Inc. (a)	45,600	1,118,112
Ironwood Pharmaceuticals, Inc. (a)	71,452	781,685
Ligand Pharmaceuticals, Inc. (a)	8,627	984,772
Madrigal Pharmaceuticals, Inc. (a)(b)	5,300	555,493
Mirati Therapeutics, Inc. (a)	10,000	1,030,000
Momenta Pharmaceuticals, Inc. (a)	50,169	624,604
Myriad Genetics, Inc. (a)	31,810	883,682
OPKO Health, Inc. (a)(b)	227,900	556,076
Portola Pharmaceuticals, Inc. (a)(b)	32,542	882,865
Prothena Corp. PLC (a)	67,307	711,435
PTC Therapeutics, Inc. (a)	25,400	1,143,000
Radius Health, Inc. (a)	33,833	824,172
REGENXBIO, Inc. (a)	15,100	775,687
Repligen Corp. (a)	20,676	1,777,102
Retrophin, Inc. (a)	40,000	803,600
Sangamo Therapeutics, Inc. (a)	59,800	644,046
Spark Therapeutics, Inc. (a)	13,516	1,383,768
Spectrum Pharmaceuticals, Inc. (a)	64,815	558,057
Ultragenyx Pharmaceutical, Inc. (a)	25,144	1,596,644
Vanda Pharmaceuticals, Inc. (a)	34,400	484,696
Xencor, Inc. (a)	25,331	1,036,798

		45,747,838

Building Products 1.1%
Armstrong Flooring, Inc. (a)	74,900	737,765
Builders FirstSource, Inc. (a)	146,100	2,463,246
JELD-WEN Holding, Inc. (a)	700	14,861
Patrick Industries, Inc. (a)	25,700	1,264,183
Quanex Building Products Corp.	103,300	1,951,337

		6,431,392

Capital Markets 0.2%
BrightSphere Investment Group PLC	35,300	402,773
Donnelley Financial Solutions, Inc. (a)	9,400	125,396
GAMCO Investors, Inc., Class A	2,100	40,257
INTL FCStone, Inc. (a)	17,700	700,743
Ladenburg Thalmann Financial Services, Inc.	71,600	245,588

		1,514,757

Chemicals 1.8%
AdvanSix, Inc. (a)	78,800	1,925,084
FutureFuel Corp.	35,800	418,502

	Shares	Value
Chemicals (continued)
Hawkins, Inc.	23,000	$998,430
Koppers Holdings, Inc. (a)	32,200	945,392
OMNOVA Solutions, Inc. (a)	67,400	419,902
Stepan Co.	25,300	2,325,323
Tredegar Corp.	114,000	1,894,680
Trinseo S.A.	54,000	2,286,360

		11,213,673

Commercial Services & Supplies 1.9%
ABM Industries, Inc.	63,800	2,552,000
CECO Environmental Corp. (a)	11,800	113,162
Heritage-Crystal Clean, Inc. (a)	3,700	97,347
Herman Miller, Inc.	45,400	2,029,380
HNI Corp.	6,100	215,818
Kimball International, Inc., Class B	20,200	352,086
Knoll, Inc.	13,100	301,038
LSC Communications, Inc.	51,100	187,537
Quad/Graphics, Inc.	400	3,164
R.R. Donnelley & Sons Co.	293,700	578,589
Steelcase, Inc., Class A	132,700	2,269,170
Tetra Tech, Inc.	38,400	3,016,320

		11,715,611

Communications Equipment 0.6%
ADTRAN, Inc.	2,600	39,650
CalAmp Corp. (a)	9,400	109,792
Clearfield, Inc. (a)	1,100	14,575
Comtech Telecommunications Corp.	6,900	193,959
DASAN Zhone Solutions, Inc. (a)	600	7,794
Digi International, Inc. (a)	5,100	64,668
InterDigital, Inc.	9,500	611,800
NetScout Systems, Inc. (a)	67,900	1,723,981
Viavi Solutions, Inc. (a)	67,800	901,062

		3,667,281

Construction & Engineering 1.8%
Comfort Systems USA, Inc.	30,463	1,553,308
EMCOR Group, Inc.	37,000	3,259,700
Great Lakes Dredge & Dock Corp. (a)	178,000	1,965,120
MYR Group, Inc. (a)	53,900	2,013,165
Sterling Construction Co., Inc. (a)	139,900	1,877,458

		10,668,751

Construction Materials 0.2%
U.S. Concrete, Inc. (a)	29,600	1,470,824

Consumer Finance 0.6%
Elevate Credit, Inc. (a)	56,600	233,192
Enova International, Inc. (a)	85,200	1,963,860
EZCORP, Inc., Class A (a)	172,400	1,632,628

		3,829,680

10	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Containers & Packaging 0.1%
Myers Industries, Inc.	29,800	$574,246
UFP Technologies, Inc. (a)	5,300	220,533

		794,779

Distributors 0.4%
Core-Mark Holding Co., Inc.	59,300	2,355,396
Weyco Group, Inc.	1,400	37,394

		2,392,790

Diversified Consumer Services 1.3%
American Public Education, Inc. (a)	2,900	85,782
Career Education Corp. (a)	101,600	1,937,512
Collectors Universe, Inc.	15,600	332,904
Houghton Mifflin Harcourt Co. (a)	136,600	786,816
K12, Inc. (a)	70,100	2,131,741
Laureate Education, Inc., Class A (a)	140,900	2,213,539
Select Interior Concepts, Inc., Class A (a)	1,600	18,640
Strategic Education, Inc.	1,900	338,200

		7,845,134

Diversified Financial Services 0.3%
Cannae Holdings, Inc. (a)	49,600	1,437,408
FGL Holdings	29,100	244,440
Marlin Business Services Corp.	200	4,986

		1,686,834

Diversified Telecommunication Services 0.5%
ATN International, Inc.	14,600	842,858
Bandwidth, Inc., Class A (a)	18,100	1,357,862
IDT Corp., Class B (a)	24,600	232,962
Iridium Communications, Inc. (a)	36,100	839,686

		3,273,368

Electric Utilities 0.9%
Genie Energy, Ltd., Class B	59,200	630,480
Portland General Electric Co.	58,300	3,158,111
Spark Energy, Inc., Class A (b)	141,000	1,577,790

		5,366,381

Electrical Equipment 2.0%
Allied Motion Technologies, Inc.	4,000	151,600
American Superconductor Corp. (a)(b)	73,200	679,296
Atkore International Group, Inc. (a)	82,100	2,123,927
AZZ, Inc.	12,100	556,842
Encore Wire Corp.	37,600	2,202,608
EnerSys	39,000	2,671,500
Generac Holdings, Inc. (a)	43,800	3,040,158
Powell Industries, Inc.	10,500	399,000
Preformed Line Products Co.	2,800	155,456

		11,980,387

	Shares	Value
Electronic Equipment, Instruments & Components 2.4%
Anixter International, Inc. (a)	8,900	$531,419
AVX Corp.	12,700	210,820
Badger Meter, Inc.	1,800	107,442
Belden, Inc.	23,600	1,405,852
Benchmark Electronics, Inc.	12,700	319,024
CTS Corp.	900	24,822
ePlus, Inc. (a)	4,000	275,760
Insight Enterprises, Inc. (a)	36,100	2,101,020
Iteris, Inc. (a)	8,600	44,462
Itron, Inc. (a)	10,000	625,700
KEMET Corp.	11,300	212,553
Kimball Electronics, Inc. (a)	7,500	121,800
Knowles Corp. (a)	22,500	411,975
Methode Electronics, Inc.	10,600	302,842
Napco Security Technologies, Inc. (a)	2,500	74,200
OSI Systems, Inc. (a)	5,600	630,728
PC Connection, Inc.	6,900	241,362
PCM, Inc. (a)	1,200	42,048
Plexus Corp. (a)	9,000	525,330
Rogers Corp. (a)	5,500	949,190
Sanmina Corp. (a)	69,074	2,091,561
ScanSource, Inc. (a)	4,900	159,544
Tech Data Corp. (a)	18,900	1,976,940
TTM Technologies, Inc. (a)	27,100	276,420
Vishay Intertechnology, Inc.	39,300	649,236

		14,312,050

Energy Equipment & Services 1.2%
C&J Energy Services, Inc. (a)	67,400	793,972
Exterran Corp. (a)	11,500	163,530
FTS International, Inc. (a)	62,300	347,634
Keane Group, Inc. (a)	132,000	887,040
Matrix Service Co. (a)	91,200	1,847,712
ProPetro Holding Corp. (a)	115,300	2,386,710
Select Energy Services, Inc., Class A (a)	34,500	400,545
Superior Energy Services, Inc. (a)	154,100	200,330

		7,027,473

Entertainment 0.9%
Glu Mobile, Inc. (a)	277,900	1,995,322
Marcus Corp.	58,400	1,924,864
Rosetta Stone, Inc. (a)	61,500	1,407,120

		5,327,306

Equity Real Estate Investment Trusts 5.2%
American Assets Trust, Inc.	46,200	2,176,944
Americold Realty Trust	52,900	1,715,018
Ashford Hospitality Trust, Inc.	254,800	756,756
Bluerock Residential Growth REIT, Inc.	10,900	128,075
Braemar Hotels & Resorts, Inc.	156,800	1,552,320
BRT Apartments Corp.	1,000	14,130
CareTrust REIT, Inc.	100,900	2,399,402
Clipper Realty, Inc.	500	5,590

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
Corepoint Lodging, Inc.	54,000	$669,060
EastGroup Properties, Inc.	25,900	3,003,882
GEO Group, Inc.	116,827	2,454,535
Innovative Industrial Properties, Inc. (b)	5,200	642,512
Lexington Realty Trust	253,100	2,381,671
New Senior Investment Group, Inc.	300	2,016
NexPoint Residential Trust, Inc.	12,000	496,800
Physicians Realty Trust	24,500	427,280
Preferred Apartment Communities, Inc., Class A	29,900	447,005
PS Business Parks, Inc.	16,100	2,713,333
Rexford Industrial Realty, Inc.	36,200	1,461,394
Ryman Hospitality Properties, Inc.	34,367	2,786,820
Sunstone Hotel Investors, Inc.	156,800	2,149,728
Terreno Realty Corp.	20,900	1,024,936
Xenia Hotels & Resorts, Inc.	116,700	2,433,195

		31,842,402

Food & Staples Retailing 0.7%
Natural Grocers by Vitamin Cottage, Inc. (a)	121,300	1,219,065
Performance Food Group Co. (a)	74,100	2,966,223
Village Super Market, Inc., Class A	7,500	198,825

		4,384,113

Food Products 1.0%
Fresh Del Monte Produce, Inc.	48,700	1,312,465
John B. Sanfilippo & Son, Inc.	24,100	1,920,529
Sanderson Farms, Inc.	18,800	2,567,328
Seneca Foods Corp., Class A (a)	10,700	297,781

		6,098,103

Gas Utilities 0.0%‡
Chesapeake Utilities Corp.	1,300	123,526

Health Care Equipment & Supplies 3.9%
Accuray, Inc. (a)	324,500	1,255,815
AngioDynamics, Inc. (a)	400	7,876
Cardiovascular Systems, Inc. (a)	49,000	2,103,570
Conformis, Inc. (a)	46,900	204,484
CONMED Corp.	28,600	2,447,302
Glaukos Corp. (a)	6,800	512,720
Haemonetics Corp. (a)	200	24,068
Integer Holdings Corp. (a)	30,700	2,576,344
Lantheus Holdings, Inc. (a)	75,300	2,130,990
Meridian Bioscience, Inc.	37,500	445,500
NovoCure, Ltd. (a)	25,100	1,587,073
NuVasive, Inc. (a)	45,500	2,663,570
Orthofix Medical, Inc. (a)	23,200	1,226,816
RTI Surgical Holdings, Inc. (a)	108,500	461,125
SeaSpine Holdings Corp. (a)	66,700	883,775
Surmodics, Inc. (a)	1,700	73,389
Tandem Diabetes Care, Inc. (a)	42,600	2,748,552

	Shares	Value
Health Care Equipment & Supplies (continued)
Varex Imaging Corp. (a)	69,600	$2,133,240
Zynex, Inc. (b)	54,800	492,652

		23,978,861

Health Care Providers & Services 1.2%
Amedisys, Inc. (a)	5,200	631,332
AMN Healthcare Services, Inc. (a)	9,200	499,100
Cross Country Healthcare, Inc. (a)	6,100	57,218
Ensign Group, Inc.	46,100	2,624,012
Genesis Healthcare, Inc. (a)	2,900	3,596
HealthEquity, Inc. (a)	12,800	837,120
Magellan Health, Inc. (a)	20,700	1,536,561
RadNet, Inc. (a)	15,900	219,261
Tenet Healthcare Corp. (a)	13,000	268,580
Triple-S Management Corp., Class B (a)	37,438	892,896

		7,569,676

Health Care Technology 1.8%
Computer Programs & Systems, Inc.	36,900	1,025,451
HealthStream, Inc. (a)	25,800	667,188
HMS Holdings Corp. (a)	81,300	2,633,307
Inovalon Holdings, Inc., Class A (a)(b)	102,400	1,485,824
NextGen Healthcare, Inc. (a)	107,500	2,139,250
Omnicell, Inc. (a)	32,300	2,778,769

		10,729,789

Hotels, Restaurants & Leisure 1.8%
BJ’s Restaurants, Inc.	300	13,182
Bloomin’ Brands, Inc.	73,177	1,383,777
Carrols Restaurant Group, Inc. (a)	28,300	255,549
Century Casinos, Inc. (a)	47,700	462,690
Cracker Barrel Old Country Store, Inc. (b)	7,800	1,331,694
Dave & Buster’s Entertainment, Inc.	7,200	291,384
Denny’s Corp. (a)	16,600	340,798
Everi Holdings, Inc. (a)	169,100	2,017,363
Fiesta Restaurant Group, Inc. (a)	1,300	17,082
Habit Restaurants, Inc., Class A (a)	92,700	972,423
J. Alexander’s Holdings, Inc. (a)	39,500	443,585
Planet Fitness, Inc., Class A (a)	500	36,220
Potbelly Corp. (a)	47,900	243,811
SeaWorld Entertainment, Inc. (a)	72,300	2,241,300
Speedway Motorsports, Inc.	9,100	168,805
Texas Roadhouse, Inc.	3,800	203,946
Wingstop, Inc.	4,400	416,900

		10,840,509

Household Durables 2.6%
Bassett Furniture Industries, Inc.	6,400	97,600
Beazer Homes USA, Inc. (a)	82,400	791,864
Ethan Allen Interiors, Inc.	92,000	1,937,520
Flexsteel Industries, Inc.	23,600	402,616
KB Home	93,000	2,392,890
La-Z-Boy, Inc.	300	9,198

12	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Durables (continued)
M/I Homes, Inc. (a)	58,000	$1,655,320
MDC Holdings, Inc.	68,800	2,255,264
Meritage Homes Corp. (a)	44,400	2,279,496
Roku, Inc. (a)	400	36,232
Skyline Champion Corp. (a)	3,600	98,568
Taylor Morrison Home Corp. (a)	118,700	2,487,952
TopBuild Corp. (a)	18,000	1,489,680

		15,934,200

Independent Power & Renewable Electricity Producers 0.1%
Atlantic Power Corp. (a)(b)	325,800	788,436

Insurance 3.1%
American Equity Investment Life Holding Co.	30,300	822,948
Argo Group International Holdings, Ltd.	33,200	2,458,460
Crawford & Co.
Class A	13,500	142,155
Class B	18,800	175,028
eHealth, Inc. (a)	28,800	2,479,680
Employers Holdings, Inc.	50,600	2,138,862
Fednat Holding Co.	42,000	599,340
Genworth Financial, Inc., Class A (a)	645,300	2,394,063
Hallmark Financial Services, Inc. (a)	33,700	479,551
HCI Group, Inc.	5,300	214,491
Heritage Insurance Holdings, Inc.	118,800	1,830,708
Kemper Corp.	9,200	793,868
National General Holdings Corp.	90,800	2,082,952
Selective Insurance Group, Inc.	1,300	97,357
State Auto Financial Corp.	10,400	364,000
Stewart Information Services Corp.	20,800	842,192
Tiptree, Inc.	16,800	105,840
Universal Insurance Holdings, Inc.	31,700	884,430

		18,905,925

Interactive Media & Services 0.8%
DHI Group, Inc. (a)	100,400	358,428
Liberty TripAdvisor Holdings, Inc., Class A (a)	165,800	2,055,920
Meet Group, Inc. (a)	138,900	483,372
QuinStreet, Inc. (a)	30,700	486,595
Travelzoo (a)	98,300	1,517,752

		4,902,067

Internet & Direct Marketing Retail 0.9%
1-800-Flowers.com, Inc., Class A (a)	97,500	1,840,800
Groupon, Inc. (a)	295,200	1,056,816
Lands’ End, Inc. (a)(b)	144,100	1,760,902
Rubicon Project, Inc. (a)	84,300	536,148

		5,194,666

IT Services 2.0%
Brightcove, Inc. (a)	15,800	163,214
Carbonite, Inc. (a)	4,700	122,388
Cardtronics PLC, Class A (a)	52,800	1,442,496

	Shares	Value
IT Services (continued)
Cass Information Systems, Inc.	1,100	$53,328
Conduent, Inc. (a)	50,900	488,131
CSG Systems International, Inc.	9,700	473,651
EVERTEC, Inc.	17,800	582,060
Hackett Group, Inc.	1,900	31,901
I3 Verticals, Inc., Class A (a)	10,600	312,170
KBR, Inc.	41,700	1,039,998
Limelight Networks, Inc. (a)	8,800	23,760
Liveramp Holdings, Inc. (a)	19,500	945,360
ManTech International Corp., Class A	1,800	118,530
MAXIMUS, Inc.	18,624	1,350,985
NIC, Inc.	1,600	25,664
PaySign, Inc. (a)	4,300	57,491
Perficient, Inc. (a)	43,000	1,475,760
Perspecta, Inc.	42,000	983,220
Presidio, Inc.	121,500	1,660,905
Science Applications International Corp.	1,700	147,152
Sykes Enterprises, Inc. (a)	10,600	291,076
TTEC Holdings, Inc.	4,000	186,360
Unisys Corp. (a)(b)	14,400	139,968

		12,115,568

Leisure Products 0.3%
Clarus Corp.	6,400	92,416
Malibu Boats, Inc., Class A (a)	16,700	648,795
Mastercraft Boat Holdings, Inc. (a)	42,800	838,452

		1,579,663

Life Sciences Tools & Services 1.9%
Fluidigm Corp. (a)	158,600	1,953,952
Medpace Holdings, Inc. (a)	36,600	2,394,372
NanoString Technologies, Inc. (a)	73,700	2,236,795
NeoGenomics, Inc. (a)	101,000	2,215,940
Syneos Health, Inc. (a)	52,625	2,688,611

		11,489,670

Machinery 3.6%
Blue Bird Corp. (a)	24,100	474,529
Commercial Vehicle Group, Inc. (a)	229,900	1,843,798
EnPro Industries, Inc.	33,300	2,125,872
Harsco Corp. (a)	88,100	2,417,464
Hyster-Yale Materials Handling, Inc.	300	16,578
L.B. Foster Co., Class A (a)	71,700	1,960,278
Meritor, Inc. (a)	97,600	2,366,800
Miller Industries, Inc.	42,000	1,291,500
Mueller Industries, Inc.	77,800	2,277,206
Navistar International Corp. (a)	2,100	72,345
Park-Ohio Holdings Corp.	31,100	1,013,549
TriMas Corp. (a)	67,500	2,090,475
Wabash National Corp.	127,900	2,080,933
Woodward, Inc.	15,452	1,748,548

		21,779,875

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Media 1.6%
Central European Media Enterprises, Ltd., Class A (a)	124,300	$541,948
E.W. Scripps Co., Class A	85,500	1,307,295
Entravision Communications Corp., Class A	328,300	1,024,296
Fluent, Inc. (a)	149,700	805,386
Lee Enterprises, Inc. (a)	73,800	165,312
Marchex, Inc., Class B (a)	48,500	227,950
Nexstar Media Group, Inc., Class A	13,100	1,323,100
Sinclair Broadcast Group, Inc., Class A	32,700	1,753,701
TEGNA, Inc.	181,700	2,752,755
Tribune Publishing Co.	13,500	107,595

		10,009,338

Metals & Mining 0.9%
Materion Corp.	18,300	1,240,923
Schnitzer Steel Industries, Inc., Class A	77,700	2,033,409
Warrior Met Coal, Inc.	81,300	2,123,556

		5,397,888

Mortgage Real Estate Investment Trusts 0.7%
Arbor Realty Trust, Inc. (b)	31,600	382,992
Cherry Hill Mortgage Investment Corp.	102,500	1,640,000
Ellington Financial, Inc.	15,100	271,347
PennyMac Mortgage Investment Trust	94,100	2,054,203

		4,348,542

Multi-Utilities 0.2%
Black Hills Corp.	12,400	969,308

Oil, Gas & Consumable Fuels 3.5%
Adams Resources & Energy, Inc.	3,200	109,696
Arch Coal, Inc., Class A	18,700	1,761,727
Bonanza Creek Energy, Inc. (a)	11,900	248,472
Clean Energy Fuels Corp. (a)	421,600	1,125,672
CONSOL Energy, Inc. (a)	74,600	1,985,106
CVR Energy, Inc.	44,800	2,239,552
Delek U.S. Holdings, Inc.	68,500	2,775,620
Green Plains, Inc.	47,800	515,284
Hallador Energy Co.	80,200	451,526
Midstates Petroleum Co., Inc. (a)	168,100	990,109
NACCO Industries, Inc., Class A	8,300	431,102
Overseas Shipholding Group, Inc., Class A (a)	286,400	538,432
Par Pacific Holdings, Inc. (a)	15,300	313,956
Peabody Energy Corp.	96,400	2,323,240
Renewable Energy Group, Inc. (a)	48,000	761,280
REX American Resources Corp. (a)	15,300	1,115,370
Sandridge Energy, Inc. (a)	91,900	635,948
Teekay Tankers, Ltd., Class A (a)	217,000	277,760
World Fuel Services Corp.	70,400	2,531,584

		21,131,436

	Shares	Value
Paper & Forest Products 0.1%
Verso Corp., Class A (a)	22,300	$424,815

Personal Products 0.1%
LifeVantage Corp. (a)	23,400	303,732
Nature’s Sunshine Products, Inc. (a)	900	8,361

		312,093

Pharmaceuticals 2.4%
Akorn, Inc. (a)	4,500	23,175
Amphastar Pharmaceuticals, Inc. (a)	95,400	2,013,894
ANI Pharmaceuticals, Inc. (a)	25,400	2,087,880
Assertio Therapeutics, Inc. (a)	74,500	257,025
BioDelivery Sciences International, Inc. (a)	192,100	893,265
Chiasma, Inc. (a)	34,500	257,715
Collegium Pharmaceutical, Inc. (a)	102,600	1,349,190
Endo International PLC (a)	65,000	267,800
Horizon Therapeutics PLC (a)	73,100	1,758,786
Pacira BioSciences, Inc. (a)	51,500	2,239,735
Phibro Animal Health Corp., Class A	62,600	1,988,802
Siga Technologies, Inc. (a)	219,900	1,249,032

		14,386,299

Professional Services 2.1%
Barrett Business Services, Inc.	23,700	1,957,620
BG Staffing, Inc.	52,900	998,752
Heidrick & Struggles International, Inc.	59,800	1,792,206
Insperity, Inc.	18,500	2,259,590
Kelly Services, Inc., Class A	78,900	2,066,391
Kforce, Inc.	52,300	1,835,207
TrueBlue, Inc. (a)	76,708	1,692,179

		12,601,945

Real Estate Management & Development 0.6%
Altisource Portfolio Solutions S.A. (a)	85,500	1,680,930
Marcus & Millichap, Inc. (a)	30,200	931,670
RMR Group, Inc., Class A	18,000	845,640

		3,458,240

Road & Rail 0.1%
Universal Logistics Holdings, Inc.	16,000	359,520
YRC Worldwide, Inc. (a)	33,700	135,811

		495,331

Semiconductors & Semiconductor Equipment 1.8%
Advanced Energy Industries, Inc. (a)	11,368	639,677
Amkor Technology, Inc. (a)	26,600	198,436
Cirrus Logic, Inc. (a)	18,100	790,970
Diodes, Inc. (a)	12,000	436,440
Enphase Energy, Inc. (a)	43,100	785,713
FormFactor, Inc. (a)	6,000	94,020
Ichor Holdings, Ltd. (a)	10,800	255,312
Lattice Semiconductor Corp. (a)	60,200	878,318
Nanometrics, Inc. (a)	6,400	222,144

14	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
PDF Solutions, Inc. (a)	8,100	$106,272
Photronics, Inc. (a)	172,200	1,412,040
Rambus, Inc. (a)	31,800	382,872
Rudolph Technologies, Inc. (a)	3,400	93,942
Silicon Laboratories, Inc. (a)	12,900	1,333,860
Synaptics, Inc. (a)	49,920	1,454,669
Ultra Clean Holdings, Inc. (a)	8,800	122,496
Xperi Corp.	85,500	1,760,445

		10,967,626

Software 5.1%
ACI Worldwide, Inc. (a)	32,200	1,105,748
Agilysys, Inc. (a)	5,100	109,497
Alarm.com Holdings, Inc. (a)	10,900	583,150
Alteryx, Inc., Class A (a)(b)	9,900	1,080,288
American Software, Inc., Class A	1,900	24,985
AppFolio, Inc., Class A (a)	4,300	439,761
Avaya Holdings Corp. (a)	82,000	976,620
Blackbaud, Inc.	14,400	1,202,400
Blackline, Inc. (a)	12,600	674,226
Bottomline Technologies, Inc. (a)	1,800	79,632
Channeladvisor Corp. (a)	2,100	18,396
CommVault Systems, Inc. (a)	10,000	496,200
Cornerstone OnDemand, Inc. (a)	23,500	1,361,355
Digital Turbine, Inc. (a)	22,400	112,000
Domo, Inc., Class B (a)	1,000	27,320
Ebix, Inc. (b)	34,800	1,747,656
Egain Corp. (a)	5,100	41,514
Envestnet, Inc. (a)	13,500	922,995
Five9, Inc. (a)	17,100	877,059
Intelligent Systems Corp. (a)	1,100	31,669
j2 Global, Inc.	30,400	2,702,256
LivePerson, Inc. (a)	17,300	485,092
MicroStrategy, Inc., Class A (a)	2,400	343,944
Monotype Imaging Holdings, Inc.	11,300	190,292
OneSpan, Inc. (a)	7,400	104,858
Paylocity Holding Corp. (a)	15,100	1,416,682
Progress Software Corp.	48,800	2,128,656
Q2 Holdings, Inc. (a)	11,300	862,868
QAD, Inc., Class A	400	16,084
Qualys, Inc. (a)	9,900	862,092
Rapid7, Inc. (a)	1,900	109,896
RingCentral, Inc., Class A (a)	12,000	1,379,040
SPS Commerce, Inc. (a)	19,400	1,982,874
Synchronoss Technologies, Inc. (a)	8,500	67,235
Telaria, Inc. (a)	204,000	1,534,080
TiVo Corp.	35,400	260,898
Trade Desk, Inc., Class A (a)	2,400	546,672
Upland Software, Inc. (a)	6,600	300,498
Verint Systems, Inc. (a)	19,300	1,037,954

	Shares	Value
Software (continued)
Workiva, Inc. (a)	13,400	$778,406
Zix Corp. (a)	174,700	1,588,023
Zscaler, Inc. (a)	4,200	321,888

		30,932,759

Specialty Retail 2.6%
Asbury Automotive Group, Inc. (a)	20,800	1,754,272
Barnes & Noble Education, Inc. (a)	96,200	323,232
Barnes & Noble, Inc.	22,400	149,856
Bed Bath & Beyond, Inc. (b)	30,900	359,058
Genesco, Inc. (a)	45,400	1,919,966
Group 1 Automotive, Inc.	27,400	2,243,786
Hibbett Sports, Inc. (a)	70,400	1,281,280
Lithia Motors, Inc., Class A	14,500	1,722,310
Murphy USA, Inc. (a)	29,700	2,495,691
Office Depot, Inc.	458,200	943,892
Rent-A-Center, Inc. (a)	83,400	2,220,942
RTW Retailwinds, Inc. (a)	56,500	96,050
Sonic Automotive, Inc., Class A	24,600	574,410

		16,084,745

Technology Hardware, Storage & Peripherals 0.3%
AstroNova, Inc.	2,200	56,848
Avid Technology, Inc. (a)	133,300	1,215,696
Diebold Nixdorf, Inc. (a)	22,100	202,436
Stratasys, Ltd. (a)	2,300	67,551

		1,542,531

Textiles, Apparel & Luxury Goods 1.1%
Deckers Outdoor Corp. (a)	18,600	3,273,042
Delta Apparel, Inc. (a)	6,600	152,988
Fossil Group, Inc. (a)(b)	65,800	756,700
Rocky Brands, Inc.	48,600	1,325,808
Vera Bradley, Inc. (a)	109,100	1,309,200

		6,817,738

Thrifts & Mortgage Finance 3.1%
Bridgewater Bancshares, Inc. (a)	22,200	256,188
Dime Community Bancshares, Inc.	98,900	1,878,111
Essent Group, Ltd. (a)	64,600	3,035,554
Flagstar Bancorp, Inc.	62,600	2,074,564
FS Bancorp, Inc.	13,800	715,806
LendingTree, Inc. (a)	4,300	1,806,129
Luther Burbank Corp.	71,000	773,190
Merchants Bancorp	8,800	149,864
MGIC Investment Corp. (a)	130,500	1,714,770
NMI Holdings, Inc., Class A (a)	79,800	2,265,522
Radian Group, Inc.	137,900	3,151,015
Riverview Bancorp, Inc.	6,100	52,094
Sterling Bancorp, Inc.	37,200	370,884
Territorial Bancorp, Inc.	10,400	321,360

		18,565,051

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Tobacco 0.8%
Turning Point Brands, Inc.	38,200	$1,871,036
Universal Corp.	36,400	2,212,028
Vector Group, Ltd.	104,300	1,016,925

		5,099,989

Trading Companies & Distributors 1.7%
BMC Stock Holdings, Inc. (a)	104,500	2,215,400
DXP Enterprises, Inc. (a)	2,000	75,780
Foundation Building Materials, Inc. (a)	111,200	1,977,136
General Finance Corp. (a)	40,500	338,985
Herc Holdings, Inc. (a)	47,100	2,158,593
Lawson Products, Inc. (a)	7,600	279,148
Rush Enterprises, Inc.
Class A	6,000	219,120
Class B	7,900	291,589
Titan Machinery, Inc. (a)	99,900	2,055,942
Veritiv Corp. (a)	26,000	504,920
Willis Lease Finance Corp. (a)	4,600	268,272

		10,384,885

Water Utilities 1.2%
American States Water Co.	34,200	2,573,208
Aquaventure Holdings, Ltd. (a)	51,900	1,036,443
Artesian Resources Corp., Class A	3,200	118,944
California Water Service Group	19,600	992,348
Consolidated Water Co., Ltd.	16,200	231,012
Global Water Resources, Inc.	500	5,220
Middlesex Water Co.	27,700	1,641,225
SJW Corp.	7,400	449,698

		7,048,098

Total Common Stocks (Cost $592,024,875)		594,324,479

Convertible Preferred Stocks 0.0%‡
Media 0.0%‡
GCI Liberty, Inc. 7.00%	1,040	25,844

Total Convertible Preferred Stocks (Cost $19,365)		25,844

Exchange-Traded Funds 2.0%
iShares Russell 2000 ETF (b)	77,889	12,111,740

Total Exchange-Traded Funds (Cost $11,905,175)		12,111,740

	Shares	Value
Short-Term Investments 0.6%
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 2.03% (c)	15,151	$15,151

Unaffiliated Investment Company 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (c)(d)	3,423,140	3,423,140

Total Short-Term Investments (Cost $3,438,291)		3,438,291

Total Investments (Cost $607,387,706)	100.5%	609,900,354
Other Assets, Less Liabilities	(0.5)	(3,222,668)
Net Assets	100.0%	$606,677,686

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $20,738,556; the total market value of collateral held by the Portfolio was $21,764,114. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $18,340,974 (See Note 2(H)).

(c)	Current yield as of June 30, 2019.

(d)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

16	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$594,324,479	$—	$—	$594,324,479
Convertible Preferred Stocks	25,844	—	—	25,844
Exchange-Traded Funds	12,111,740	—	—	12,111,740
Short-Term Investments
Affiliated Investment Company	15,151	—	—	15,151
Unaffiliated Investment Company	3,423,140	—	—	3,423,140

Total Short-Term Investments	3,438,291	—	—	3,438,291

Total Investments in Securities	$609,900,354	$—	$—	$609,900,354

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $607,372,555) including securities on loan of $20,738,556	$609,885,203
Investment in affiliated investment company, at value (identified cost $15,151)	15,151
Receivables:
Investment securities sold	67,803,060
Dividends	589,482
Portfolio shares sold	127,467
Securities lending	12,605
Other assets	1,342

Total assets	678,434,310

Liabilities
Cash collateral received for securities on loan	3,345,920
Cash collateral due to securities lending agent	77,220
Payables:
Investment securities purchased	67,208,648
Portfolio shares redeemed	613,673
Manager (See Note 3)	372,934
NYLIFE Distributors (See Note 3)	64,813
Professional fees	29,791
Custodian	22,013
Shareholder communication	16,301
Trustees	556
Accrued expenses	4,755

Total liabilities	71,756,624

Net assets	$606,677,686

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,500
Additional paid-in capital	584,221,847

584,277,347
Total distributable earnings (loss)	22,400,339

Net assets	$606,677,686

Initial Class
Net assets applicable to outstanding shares	$282,443,965

Shares of beneficial interest outstanding	25,730,583

Net asset value per share outstanding	$10.98

Service Class
Net assets applicable to outstanding shares	$324,233,721

Shares of beneficial interest outstanding	29,769,147

Net asset value per share outstanding	$10.89

18	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$3,105,478
Securities lending	70,642
Dividends-affiliated	65,214
Interest	15

Total income	3,241,349

Expenses
Manager (See Note 3)	1,655,770
Distribution/Service—Service Class (See Note 3)	259,500
Professional fees	34,157
Shareholder communication	18,663
Custodian	16,352
Trustees	3,637
Miscellaneous	6,523

Total expenses before waiver/reimbursement	1,994,602
Expense waiver/reimbursement from Manager (See Note 3)	(28,003)

Net expenses	1,966,599

Net investment income (loss)	1,274,750

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(20,076,035)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	35,833,512

Net realized and unrealized gain (loss) on investments	15,757,477

Net increase (decrease) in net assets resulting from operations	$17,032,227

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,450.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,274,750	$677,528
Net realized gain (loss) on investments	(20,076,035)	39,774,022
Net change in unrealized appreciation (depreciation) on investments	35,833,512	(82,577,682)

Net increase (decrease) in net assets resulting from operations	17,032,227	(42,126,132)

Distributions to shareholders:
Initial Class	—	(17,294,347)
Service Class	—	(20,912,830)

Total distributions to shareholders	—	(38,207,177)

Capital share transactions:
Net proceeds from sale of shares	18,114,034	37,509,654
Net asset value of shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	419,053,712	—
Net asset value of shares issued to shareholders in reinvestment of distributions	—	38,207,177
Cost of shares redeemed	(108,344,445)	(91,697,172)

Increase (decrease) in net assets derived from capital share transactions	328,823,301	(15,980,341)

Net increase (decrease) in net assets	345,855,528	(96,313,650)

Net Assets
Beginning of period	260,822,158	357,135,808

End of period	$606,677,686	$260,822,158

20	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,		May 2, 2016** through December 31,

Initial Class	2019*		2018	2017	2016

Net asset value at beginning of period	$9.82		$13.16	$11.73	$10.00

Net investment income (loss) (a)	0.04		0.04	0.01	0.03

Net realized and unrealized gain (loss) on investments	1.12		(1.71)	1.63	1.88

Total from investment operations	1.16		(1.67)	1.64	1.91

Less dividends and distributions:

From net investment income	—		—	—	(0.02)

From net realized gain on investments	—		(1.67)	(0.21)	(0.16)

Total dividends and distributions	—		(1.67)	(0.21)	(0.18)

Net asset value at end of period	$10.98		$9.82	$13.16	$11.73

Total investment return (b)	11.81	%(c)	(15.11%)	13.93%	19.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.78	%††	0.33%	0.10%	0.39%††

Net expenses (d)	0.85	%††	0.90%	0.90%	1.00%††

Expenses (before waiver/reimbursement) (d)	0.86	%††	0.90%	0.90%	1.00%††

Portfolio turnover rate	188%		161%	159%	180%

Net assets at end of period (in 000’s)	$282,444		$123,857	$180,840	$164,253

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,		May 2, 2016** through December 31,

Service Class	2019*		2018	2017	2016

Net asset value at beginning of period	$9.76		$13.11	$11.72	$10.00

Net investment income (loss) (a)	0.03		0.01	(0.02)	0.01

Net realized and unrealized gain (loss) on investments	1.10		(1.69)	1.62	1.88

Total from investment operations	1.13		(1.68)	1.60	1.89

Less dividends and distributions:

From net investment income	—		—	—	(0.01)

From net realized gain on investments	—		(1.67)	(0.21)	(0.16)

Total dividends and distributions	—		(1.67)	(0.21)	(0.17)

Net asset value at end of period	$10.89		$9.76	$13.11	$11.72

Total investment return (b)	11.58	%(c)	(15.32%)	13.64%	18.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.50	%††	0.09%	(0.15%)	0.16%††

Net expenses (d)	1.10	%††	1.15%	1.15%	1.25%††

Expenses (before waiver/reimbursement) (d)	1.11	%††	1.15%	1.15%	1.25%††

Portfolio turnover rate	188%		161%	159%	180%

Net assets at end of period (in 000’s)	$324,234		$136,965	$176,295	$175,015

*	Unaudited.
**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Small Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Effective at the close of business on April 30, 2019, the Portfolio acquired the assets and liabilities of MainStay VP Epoch U.S. Small Cap Portfolio (the “Reorganization”), which was a separate series of the Fund (the “VP Epoch U.S. Small Cap Portfolio”). The Reorganization was approved by the Fund’s Board of Trustees (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). See Note 10 for additional information.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”)

(usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

22	MainStay VP MacKay Small Cap Core Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of

23

Notes to Financial Statements (Unaudited) (continued)

an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The

Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $20,738,556; the total market value of collateral held by the Portfolio was $21,764,114. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $18,340,974 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $3,423,140.

24	MainStay VP MacKay Small Cap Core Portfolio

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2019, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.80% up to $1 billion, 0.775% from $1 billion to $2 billion and 0.75% in excess of $2 billion. Prior to May 1, 2019, the Fund, on behalf of the Portfolio, paid New York Life Investments in its capacity as the portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion.

Effective May 1, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares do not exceed 0.80% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Service Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Prior to May 1, 2019, New York Life Investments had agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) did not exceed 1.00% for Initial Class and 1.25% for the Service Class shares. During the six-month period ended June 30, 2019, the effective management fee rate was 0.82%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,655,770, and paid the Subadvisor in the amount of $813,883.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

25

Notes to Financial Statements (Unaudited) (continued)

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$947	$38,480	$(39,412)	$—	$—	$15	$65	$—	15

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$611,114,431	$29,111,592	$(30,325,669)	$(1,214,077)

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$25,664,252	$12,542,925

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the

Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $810,865 and $871,718, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	795,809	$8,858,938
Shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	20,218,171	228,363,711
Shares redeemed	(7,891,149)	(84,908,810)

Net increase (decrease)	13,122,831	$152,313,839

Year ended December 31, 2018:
Shares sold	1,361,385	$15,183,089
Shares issued to shareholders in reinvestment of dividends and distributions	1,419,572	17,294,347
Shares redeemed	(3,919,446)	(54,438,077)

Net increase (decrease)	(1,138,489)	$(21,960,641)

26	MainStay VP MacKay Small Cap Core Portfolio

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	869,543	$9,255,096
Shares issued in connection with the acquisition of MainStay VP Epoch U.S. Small Cap Portfolio	17,008,219	190,690,001
Shares redeemed	(2,142,680)	(23,435,635)

Net increase (decrease)	15,735,082	$176,509,462

Year ended December 31, 2018:
Shares sold	1,737,457	$22,326,565
Shares issued to shareholders in reinvestment of dividends and distributions	1,726,885	20,912,830
Shares redeemed	(2,876,092)	(37,259,095)

Net increase (decrease)	588,250	$5,980,300

Note 10–Fund Acquisitions

At a meeting held on December 10-12, 2018, the Board approved the Reorganization providing for the acquisition of the assets and liabilities of the VP Epoch U.S. Small Cap Portfolio in exchange for shares of the Portfolio, followed by the complete liquidation of the VP Epoch U.S. Small Cap Portfolio. The Reorganization was completed on April 30, 2019. The aggregate net assets of the Portfolio immediately before the acquisition were $285,816,327 and the combined net assets after the acquisition were $704,870,039.

The chart below shows a summary of net assets, shares outstanding, net asset value per share outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the Reorganization:

	Before Reorganization		After Reorganization
	MainStay VP Epoch U.S. Small Cap Portfolio	MainStay VP MacKay Small Cap Core Portfolio	MainStay VP MacKay Small Cap Core Portfolio

Net Assets:
Initial Class	228,363,711	131,840,813	360,204,524
Service Class	190,690,001	153,975,514	344,665,515

Shares Outstanding:
Initial Class	22,566,613	11,672,520	31,890,691
Service Class	19,839,864	13,733,544	30,741,763

Net Asset Value Per Share Outstanding:
Initial Class	$10.12	$11.29	$11.29
Service Class	$9.61	$11.21	$11.21
Net unrealized appreciation/(depreciation)	10,860,166	6,882,132	17,742,298
Undistributed net investment income/(loss)	635,199	1,196,562	1,196,562

Accumulated net realized gain/(loss)	(6,560,471)	25,292,445	25,292,445

Assuming the acquisition of VP Epoch U.S. Small Cap Portfolio had been completed on January 1, 2019, the beginning of the annual reporting period of the Portfolio, the Portfolio’s pro forma results of operations for the six-month period ended June 30, 2019, are as follows:

Net investment income (loss)	$2,868,164
Net realized and unrealized gain (loss)	$21,036,073
Net change in net assets resulting from operations	$23,904,237

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the VP Epoch U.S. Small Cap Portfolio that have been included in the Portfolio’s Statement of Operations since April 30, 2019.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from VP MacKay Small Cap Core Portfolio, in the amount of $380,223,029 was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure.

No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

28	MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781641	MSVPSCC10-08/19 (NYLIAC) NI530

MainStay VP T. Rowe Price Equity Income Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	15.77%	5.41%	6.47%	10.20%	0.75%
Service Class Shares	2/17/2012	15.62	5.15	6.20	9.92	1.00

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Russell 1000® Value Index[3]	16.24%	8.46%	7.46%	11.54%
S&P 500® Index[4]	18.54	10.42	10.71	13.38
Morningstar Large Value Category Average[5]	14.59	5.79	6.84	10.19

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,157.70	$4.01	$1,021.08	$3.76	0.75%

Service Class Shares	$1,000.00	$1,156.20	$5.35	$1,019.84	$5.01	1.00%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Banks	11.1%

Oil, Gas & Consumable Fuels	9.6

Insurance	7.4

Pharmaceuticals	6.4

Electric Utilities	4.9

Capital Markets	4.3

Semiconductors & Semiconductor Equipment	4.0

Aerospace & Defense	3.9

Food Products	3.4

Chemicals	3.2

Diversified Telecommunication Services	3.1

Equity Real Estate Investment Trusts	3.1

Media	3.0

Health Care Equipment & Supplies	2.9

Health Care Providers & Services	2.8

Multi-Utilities	2.7

Software	2.1

Household Products	1.7

Communications Equipment	1.5

Airlines	1.4

Air Freight & Logistics	1.3

Building Products	1.3

Biotechnology	1.2

Industrial Conglomerates	1.2

Tobacco	1.2

Hotels, Restaurants & Leisure	1.1%

Food & Staples Retailing	1.0

Containers & Packaging	0.9

Professional Services	0.8

Electrical Equipment	0.7

Leisure Products	0.6

Machinery	0.6

Commercial Services & Supplies	0.5

Entertainment	0.5

IT Services	0.5

Multiline Retail	0.4

Specialty Retail	0.4

Beverages	0.3

Technology Hardware, Storage & Peripherals	0.3

Construction Materials	0.2

Electronic Equipment, Instruments & Components	0.2

Metals & Mining	0.2

Water Utilities	0.2

Diversified Financial Services	0.1

Personal Products	0.1

Auto Components	0.0	‡

Short-Term Investments	1.7

Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Wells Fargo & Co.

2.	JPMorgan Chase & Co.

3.	QUALCOMM, Inc.

4.	Southern Co.

5.	Total S.A.
6.	Exxon Mobil Corp.

7.	Microsoft Corp.

8.	Pfizer, Inc.

9.	Johnson & Johnson

10.	Verizon Communications, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP T. Rowe Price Equity Income Portfolio returned 15.77% for Initial Class shares and 15.62% for Service Class shares. Over the same period, both share classes underperformed the 16.24% return of the Russell 1000® Value Index, which is the Portfolio’s primary benchmark, and the 18.54% return of the S&P 500® Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2019, both share classes outperformed the 14.59% return of the Morningstar Large Value Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio and the Russell 1000® Value Index both recorded double-digit gains during the reporting period. However, the Portfolio’s returns lagged the benchmark primarily as a result of sector allocation. An unfavorable underweight allocation to the information technology sector hampered relative returns. Stock selection, particularly in the information technology sector, had a slight positive impact on relative results.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Due primarily to favorable stock selections, the consumer staples sector made the strongest positive contribution to the Portfolio’s performance relative to the Russell 1000® Value Index, followed by information technology and energy. (Contributions take weightings and total returns into account.) Stock selection also determined the most significant detractors from the Portfolio’s relative performance, which included the health care, communications services and materials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Semiconductor designer and manufacturer Qualcomm was one of the most substantial contributors to the Portfolio’s absolute performance during the reporting period. Shares surged in April 2019 after the company reached a multibillion-dollar settlement with Apple to resolve a legal battle surrounding royalties. Share price also benefited from the company’s strong balance sheet, hefty dividend yield, valuable assets and leading position as a supplier of 5G wireless components.

Food producer Tyson Foods was another strong contributor to the Portfolio’s absolute performance. Tyson reported strong financial results from its beef, pork and prepared foods segments as it made strides in its transformation into a global, branded protein company. Performance also benefited from a decline in the pork supply due to African swine fever, which raised expectations for higher chicken prices.

Communications systems and equipment maker L3Harris Technologies, another strong contributor to the Portfolio’s absolute performance during the reporting period, generated solid sales growth in its core tactical radio business while benefiting from a lower corporate tax rate. Although we trimmed the Portfolio’s holdings after the share price rose, we continued to believe L3Harris Technologies was well positioned to capitalize on trends in U.S. military spending and were encouraged by potential synergies from the company’s recently completed merger.

Oil and gas exploration and production company Occidental Petroleum was among the most substantial detractors from the Portfolio’s relative performance during the reporting period. The stock traded lower as the firm pursued a debt-fueled takeover of Anadarko Petroleum. Although Occidental Petroleum offered a significant premium for the acquisition, we like the potential long-term synergies; in our opinion, the deal adds to the firm’s already-significant acreage in the Permian Basin. We also like the company’s rich dividend yield.

Health plan and services provider CVS Health suffered amid weakness in its pharmacy benefits management and long-term care businesses. Despite these challenges, we believe the company’s acquisition of Aetna could eventually yield longer-term benefits.

Shares in institutional asset management firm State Street declined due to disappointing growth in core servicing fees, driven by rising headcount and compensation costs. Revised guidance also pressured the stock; management indicated that an expected Federal Reserve interest rate hike would negatively impact the bank’s net interest income. Despite these challenges, we continued to like State Street for its attractive valuation, focus on managing expenses and attractive dividend yield.

The Portfolio’s holdings in Occidental Petroleum, CVS Health and State Street all generated negative absolute returns during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated a position in shale driller Pioneer Natural Resources. The company had struggled amid poor operational performance and slowing capital productivity, allowing us to buy shares at compelling

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP T. Rowe Price Equity Income Portfolio

valuations. We like Pioneer Natural Resources’ strong asset base and believe the company could benefit from improved execution. We also believe Pioneer Natural Resources could receive takeover interest as larger oil companies look to build scale in North American shale developments.

The Portfolio also initiated a position in information technology services firm Cognizant Technology Solutions on weakness in the stock. Share prices dropped precipitously in April 2019 as the company experienced margin compression, driven by a slowdown in revenue growth within its financial services and health care segments. Longer term, we believe that Cognizant Technology Solutions remains well positioned to outgrow its industry peers. In our view, the company’s above-average dividend yield and the new CEO’s plan to rebuild the company reaffirm management’s focus on long-term value creation and improved accountability.

Merck, a global pharmaceutical company, benefited from strong sales growth and from outpacing competitors in the development of an immuno-oncology treatment for lung cancer. We sold part of the Portfolio’s position on strength during the reporting period. While we recognize the potential for heightened competition and stricter industrywide regulations, we continue to like Merck for its durable growth profile.

We also sold some of the Portfolio’s shares in global financial services company JPMorgan Chase on strength during the reporting period. We like the company’s market-leading core businesses and experienced management team, and, in our opinon, see value in the bank’s scale advantages, technology investments and product pipeline. However, the stock’s strong recent performance made valuations less attractive. Furthermore, we believe the market underappreciates the cyclicality of JPMorgan Chase’s earnings.

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of the reporting period, the Portfolio’s most substantially overweight positions relative to the Russell 1000® Value Index were industrials and financials. At the end of the same period, industrials and utilities were the most substantially overweight positions. The most substantial increases in relative weighting in the Portfolio during the reporting period were in consumer staples and energy.

The most substantially underweight positions relative to the benchmark at the beginning of the reporting period were consumer discretionary and real estate. At the end of the same period, consumer discretionary and real estate remained the most substantially underweight positions. During the reporting period, the most substantial decreases in relative weighting in the Portfolio occurred in communication services and materials.

The changes in the Portfolio’s sector weighting relative to the Russell 1000® Value Index in part reflect the reconstitution of the Index, which occurred in late June 2019, rather than solely investment decisions made within the Portfolio.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower turnover relative to peers. Changes to our sector positioning result from our stock selection process.

As of June 30, 2019, the Portfolio held overweight positions relative to the Russell 1000® Value Index in the industrials, utilities and financials sectors.

We like several names in the industrials sector, where we invest in companies that reach many different end markets and have solid business models, an ability to generate strong cash flows or both.

The utilities sector contains several companies that deliver durable cash flows and higher dividend yields with relatively modest downside risk. We prefer to invest in a combination of regulated utilities and integrated utilities that offer stable cash flows from the regulated portion of their business and earnings growth potential from the deregulated portion.

We are relatively cautious on the financials sector, as we are concerned that lending margins will be compressed in a lower interest rate environment, and slowing global growth may heighten credit concerns. However, we continue to find the risk/reward profiles of select financial companies to be compelling, especially attractively valued names that we expect to be solid performers in most economic scenarios.

As of June 30, 2019, the Portfolio held underweighted positions in the consumer discretionary, real estate and health care sectors.

The consumer discretionary sector is composed of a diverse group of industries, including retailers, diversified consumer services, auto manufacturers, and hotel and restaurant operators. We are cautious on several industries within the sector that we believe are exposed to longer-term headwinds, such as the shift from brick-and-mortar shopping to e-commerce.

The real estate sector currently plays a limited role in the Portfolio. Within the sector, we typically hold real estate investment trusts (REITs), which own and frequently operate many different types of income-producing real estate properties. We value the attractive dividend yields that REITs tend to provide.

We have a diversified view of the health care sector, considering the myriad challenges and opportunities health care companies

9

face, including potential drug pricing reform, single-payer health care proposals, mergers and acquisitions, and an aging U.S. population. Within the sector, our primary exposure is to the pharmaceuticals industry, where most fundamentally strong, dividend-paying companies are located.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 0.4%† Convertible Bonds 0.2%
Insurance 0.2%
AXA S.A. 7.25%, due 5/15/21 (a)	$1,495,000	$1,538,318

Total Convertible Bonds (Cost $1,495,246)		1,538,318

Corporate Bonds 0.2%
Toys, Games & Hobbies 0.2%
Mattel, Inc. 6.75%, due 12/31/25 (a)	1,426,000	1,466,997

Total Corporate Bonds (Cost $1,387,174)		1,466,997

Total Long-Term Bonds (Cost $2,882,420)		3,005,315

	Shares
Common Stocks 95.3%
Aerospace & Defense 3.9%
Boeing Co.	36,776	13,386,832
L3harris Technologies, Inc.	69,966	13,232,669
Northrop Grumman Corp.	2,100	678,531
United Technologies Corp.	5,800	755,160

		28,053,192

Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	89,700	9,263,319

Airlines 1.4%
Alaska Air Group, Inc.	84,556	5,403,974
Delta Air Lines, Inc.	57,800	3,280,150
Southwest Airlines Co.	35,100	1,782,378

		10,466,502

Auto Components 0.0%‡
Adient PLC	14,700	356,769

Banks 11.1%
Bank of America Corp.	15,100	437,900
Citigroup, Inc.	81,291	5,692,809
Fifth Third Bancorp	351,800	9,815,220
JPMorgan Chase & Co.	201,666	22,546,259
KeyCorp	17,999	319,482
PNC Financial Services Group, Inc.	56,833	7,802,034
U.S. Bancorp	175,330	9,187,292
Wells Fargo & Co.	529,857	25,072,833

		80,873,829

	Shares	Value
Beverages 0.3%
PepsiCo., Inc.	15,469	$2,028,450

Biotechnology 1.2%
Gilead Sciences, Inc.	127,400	8,607,144

Building Products 1.3%
Johnson Controls International PLC	221,532	9,151,487

Capital Markets 4.3%
Ameriprise Financial, Inc.	7,600	1,103,216
Bank of New York Mellon Corp.	51,200	2,260,480
Franklin Resources, Inc.	153,205	5,331,534
Morgan Stanley	279,900	12,262,419
Northern Trust Corp.	23,800	2,142,000
State Street Corp.	149,600	8,386,576

		31,486,225

Chemicals 3.2%
Akzo Nobel N.V.	12,519	1,176,410
CF Industries Holdings, Inc.	142,100	6,637,491
Corteva, Inc. (b)	96,699	2,859,389
Dow, Inc. (b)	91,266	4,500,327
DuPont de Nemours, Inc.	96,699	7,259,194
PPG Industries, Inc.	8,100	945,351

		23,378,162

Commercial Services & Supplies 0.5%
Stericycle, Inc. (b)	81,500	3,891,625

Communications Equipment 1.5%
Cisco Systems, Inc.	192,494	10,535,197

Construction Materials 0.2%
Vulcan Materials Co.	11,000	1,510,410

Containers & Packaging 0.9%
International Paper Co.	146,000	6,324,720

Diversified Financial Services 0.1%
AXA Equitable Holdings, Inc.	49,656	1,037,810

Diversified Telecommunication Services 3.1%
AT&T, Inc.	114,045	3,821,648
CenturyLink, Inc.	81,600	959,616
Telefonica S.A.	455,180	3,737,483
Verizon Communications, Inc.	248,740	14,210,516

		22,729,263

Electric Utilities 4.0%
Duke Energy Corp.	23,300	2,055,992

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Edison International	85,785	$5,782,767
Evergy, Inc.	64,159	3,859,164
PG&E Corp. (b)	30,920	708,686
Southern Co.	297,695	16,456,580

		28,863,189

Electrical Equipment 0.7%
Emerson Electric Co.	58,207	3,883,571
nVent Electric PLC	36,500	904,835

		4,788,406

Electronic Equipment, Instruments & Components 0.2%
TE Connectivity, Ltd.	14,061	1,346,763

Entertainment 0.5%
Walt Disney Co.	25,655	3,582,464

Equity Real Estate Investment Trusts 3.1%
Equity Residential	89,339	6,782,617
Rayonier, Inc.	139,465	4,225,790
SL Green Realty Corp.	46,747	3,757,056
Weyerhaeuser Co.	280,900	7,398,906

		22,164,369

Food & Staples Retailing 1.0%
Walmart, Inc.	68,939	7,617,070

Food Products 3.4%
Bunge, Ltd.	62,000	3,454,020
Conagra Brands, Inc.	280,961	7,451,086
Kellogg Co.	21,900	1,173,183
Tyson Foods, Inc., Class A	154,714	12,491,608

		24,569,897

Health Care Equipment & Supplies 2.0%
Becton Dickinson & Co.	10,057	2,534,464
Medtronic PLC	103,879	10,116,776
Zimmer Biomet Holdings, Inc.	17,600	2,072,224

		14,723,464

Health Care Providers & Services 2.8%
Anthem, Inc.	40,272	11,365,161
CVS Health Corp.	158,637	8,644,130

		20,009,291

Hotels, Restaurants & Leisure 1.1%
Las Vegas Sands Corp.	114,978	6,794,050
MGM Resorts International	40,400	1,154,228

		7,948,278

Household Products 1.7%
Kimberly-Clark Corp.	90,828	12,105,556

	Shares	Value
Industrial Conglomerates 1.2%
General Electric Co.	825,400	$8,666,700

Insurance 7.2%
American International Group, Inc.	226,409	12,063,072
Brighthouse Financial, Inc. (b)	68,734	2,521,850
Chubb, Ltd.	86,282	12,708,476
Loews Corp.	136,691	7,472,897
Marsh & McLennan Cos., Inc.	25,074	2,501,131
MetLife, Inc.	212,252	10,542,557
Willis Towers Watson PLC	24,133	4,622,435

		52,432,418

IT Services 0.5%
Cognizant Technology Solutions Corp., Class A	59,730	3,786,285

Leisure Products 0.4%
Mattel, Inc. (b)(c)	266,923	2,992,207

Machinery 0.6%
Flowserve Corp.	7,735	407,557
Illinois Tool Works, Inc.	4,184	630,989
PACCAR, Inc.	29,500	2,113,970
Pentair PLC	24,000	892,800
Snap-On, Inc.	3,400	563,176

		4,608,492

Media 3.0%
Comcast Corp., Class A	201,461	8,517,771
Fox Corp., Class B (b)	198,598	7,254,785
News Corp., Class A	442,915	5,974,923

		21,747,479

Metals & Mining 0.2%
Nucor Corp.	26,300	1,449,130

Multi-Utilities 1.9%
NiSource, Inc.	369,647	10,645,833
Sempra Energy	23,229	3,192,594

		13,838,427

Multiline Retail 0.4%
Kohl’s Corp.	68,000	3,233,400

Oil, Gas & Consumable Fuels 9.6%
Chevron Corp.	53,341	6,637,754
Equitrans Midstream Corp. (b)	55,776	1,099,345
Exxon Mobil Corp.	200,356	15,353,280
Hess Corp.	61,146	3,887,051
Occidental Petroleum Corp.	169,100	8,502,348
Pioneer Natural Resources Co.	28,900	4,446,554
Targa Resources Corp.	42,500	1,668,550

12	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
TC Energy Corp.	257,099	$12,731,543
Total S.A.	276,218	15,476,663

		69,803,088

Personal Products 0.1%
Coty, Inc., Class A	35,981	482,145

Pharmaceuticals 6.4%
Allergan PLC	22,300	3,733,689
Bristol-Myers Squibb Co.	120,500	5,464,675
GlaxoSmithKline PLC	242,511	4,855,560
GlaxoSmithKline PLC, Sponsored ADR	5,800	232,116
Johnson & Johnson	102,722	14,307,120
Merck & Co., Inc.	38,500	3,228,225
Pfizer, Inc.	338,530	14,665,120

		46,486,505

Professional Services 0.8%
Nielsen Holdings PLC	261,651	5,913,313

Semiconductors & Semiconductor Equipment 4.0%
Applied Materials, Inc.	96,100	4,315,851
NXP Semiconductors N.V.	16,900	1,649,609
QUALCOMM, Inc.	221,894	16,879,477
Texas Instruments, Inc.	51,600	5,921,616

		28,766,553

Software 2.1%
Microsoft Corp.	112,014	15,005,396

Specialty Retail 0.4%
L Brands, Inc.	104,900	2,737,890

Technology Hardware, Storage & Peripherals 0.3%
Hewlett Packard Enterprise Co.	57,900	865,605
Western Digital Corp.	28,800	1,369,440

		2,235,045

Tobacco 1.2%
Philip Morris International, Inc.	115,604	9,078,382

Water Utilities 0.2%
Aqua America, Inc. (b)	19,414	1,106,210

Total Common Stocks (Cost $598,252,402)		691,781,916

Convertible Preferred Stocks 2.6%
Electric Utilities 0.9%
Nextera Energy, Inc. 6.123%	106,149	6,892,255

	Shares	Value
Health Care Equipment & Supplies 0.9%
Becton Dickinson & Co. 6.125%	101,085	$6,258,172

Multi-Utilities 0.8%
DTE Energy Co. (c) 6.50%	12,134	681,931
Sempra Energy
6.00%	34,999	3,902,038
6.75%	10,478	1,163,268

		5,747,237

Total Convertible Preferred Stocks (Cost $15,496,065)		18,897,664

Short-Term Investments 1.7%
Affiliated Investment Company 1.6%
MainStay U.S. Government Liquidity Fund, 2.03% (d)	11,862,566	11,862,566

Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (d)(e)	825,451	825,451

Total Short-Term Investments (Cost $12,688,017)		12,688,017

Total Investments (Cost $629,318,904)	100.0%	726,372,912
Other Assets, Less Liabilities	(0.0)‡	(15,143)
Net Assets	100.0%	$726,357,769

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $2,928,480; the total market value of collateral held by the Portfolio was $2,974,159. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,148,708 (See Note 2(K)).

(d)	Current yield as of June 30, 2019.

(e)	Represents security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

As of June 30, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Standard & Poor’s 500 Index Mini	10	September 2019	$1,479,878	$1,472,100	$(7,778)

1.	As of June 30, 2019, cash in the amount of $64,000 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2019.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$1,538,318	$—	$1,538,318
Corporate Bonds	—	1,466,997	—	1,466,997

Total Long-Term Bonds	—	3,005,315	—	3,005,315

Common Stocks	691,781,916	—	—	691,781,916
Convertible Preferred Stocks	18,897,664	—	—	18,897,664
Short-Term Investments
Affiliated Investment Company	11,862,566	—	—	11,862,566
Unaffiliated Investment Company	825,451	—	—	825,451

Total Short-Term Investments	12,688,017	—	—	12,688,017

Total Investments in Securities	$723,367,597	$3,005,315	$—	$726,372,912

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(7,778)	$—	$—	$(7,778)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

14	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $617,456,338) including securities on loan of $2,928,480	$714,510,346
Investment in affiliated investment company, at value (identified cost $11,862,566)	11,862,566
Cash denominated in foreign currencies (identified cost $82,805)	83,849
Cash collateral on deposit at broker for futures contracts	64,000
Cash	6,500
Receivables:
Investment securities sold	2,881,790
Dividends and interest	1,335,710
Variation margin on futures contracts	5,900
Securities lending	2,712
Other assets	3,578

Total assets	730,756,951

Liabilities
Cash collateral received for securities on loan	825,451
Payables:
Investment securities purchased	2,273,418
Portfolio shares redeemed	753,118
Manager (See Note 3)	422,376
NYLIFE Distributors (See Note 3)	54,700
Professional fees	33,454
Shareholder communication	14,358
Custodian	12,309
Trustees	870
Accrued expenses	9,128

Total liabilities	4,399,182

Net assets	$726,357,769

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,221
Additional paid-in capital	532,415,874

532,471,095
Total distributable earnings (loss)	193,886,674

Net assets	$726,357,769

Initial Class
Net assets applicable to outstanding shares	$456,872,785

Shares of beneficial interest outstanding	34,661,342

Net asset value per share outstanding	$13.18

Service Class
Net assets applicable to outstanding shares	$269,484,984

Shares of beneficial interest outstanding	20,560,027

Net asset value per share outstanding	$13.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$11,317,005
Interest	128,483
Dividends-affiliated	109,852
Securities lending	23,692

Total income	11,579,032

Expenses
Manager (See Note 3)	2,592,776
Distribution/Service—Service Class (See Note 3)	336,938
Professional fees	48,192
Shareholder communication	35,990
Custodian	14,287
Trustees	8,992
Miscellaneous	14,095

Total expenses	3,051,270

Net investment income (loss)	8,527,762

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	21,599,608
Foreign currency transactions	5,362

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	21,604,970

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	75,471,909
Futures contracts	(7,778)
Translation of other assets and liabilities in foreign currencies	(486)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	75,463,645

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	97,068,615

Net increase (decrease) in net assets resulting from operations	$105,596,377

(a)	Dividends recorded net of foreign withholding taxes in the amount of $132,787.

16	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,527,762	$15,351,903
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	21,604,970	54,152,450
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	75,463,645	(136,025,617)

Net increase (decrease) in net assets resulting from operations	105,596,377	(66,521,264)

Distributions to shareholders:
Initial Class	—	(49,365,312)
Service Class	—	(33,082,583)

Total distributions to shareholders	—	(82,447,895)

Capital share transactions:
Net proceeds from sale of shares	3,943,869	64,560,431
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	82,447,895
Cost of shares redeemed	(72,012,808)	(127,214,373)

Increase (decrease) in net assets derived from capital share transactions	(68,068,939)	19,793,953

Net increase (decrease) in net assets	37,527,438	(129,175,206)

Net Assets
Beginning of period	688,830,331	818,005,537

End of period	$726,357,769	$688,830,331

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.39		$14.10	$12.99	$11.97	$13.90	$13.77

Net investment income (loss) (a)	0.15		0.29	0.24	0.27	0.25	0.26

Net realized and unrealized gain (loss) on investments	1.64		(1.40)	1.83	1.90	(1.21)	0.78

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	1.79		(1.11)	2.07	2.17	(0.96)	1.04

Less dividends and distributions:

From net investment income	—		(0.29)	(0.30)	(0.25)	(0.24)	(0.21)

From net realized gain on investments	—		(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	—		(1.60)	(0.96)	(1.15)	(0.97)	(0.91)

Net asset value at end of period	$13.18		$11.39	$14.10	$12.99	$11.97	$13.90

Total investment return (b)	15.72	%(c)	(9.38%)	16.20%	18.82%	(6.78%)	7.74%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.45	%††	2.11%	1.78%	2.18%	1.90%	1.89%

Net expenses (d)	0.75	%††	0.77%	0.77%	0.78%	0.77%	0.78%

Expenses (before waiver/reimbursement) (d)	0.75	%††	0.77%	0.77%	0.78%	0.77%	0.79%

Portfolio turnover rate	8%		22%	24%	23%	42%	18%

Net assets at end of period (in 000’s)	$456,873		$431,672	$469,556	$472,125	$473,818	$534,825

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$11.34		$14.04	$12.94	$11.93	$13.85	$13.73

Net investment income (loss) (a)	0.14		0.25	0.21	0.24	0.22	0.23

Net realized and unrealized gain (loss) on investments	1.63		(1.39)	1.82	1.89	(1.21)	0.77

Net realized and unrealized gain (loss) on foreign currency transactions ‡	0.00		(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	1.77		(1.14)	2.03	2.13	(0.99)	1.00

Less dividends and distributions:

From net investment income	—		(0.25)	(0.27)	(0.22)	(0.20)	(0.18)

From net realized gain on investments	—		(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	—		(1.56)	(0.93)	(1.12)	(0.93)	(0.88)

Net asset value at end of period	$13.11		$11.34	$14.04	$12.94	$11.93	$13.85

Total investment return (b)	15.61	%(c)	(9.61%)	15.91%	18.53%	(7.01%)	7.47%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.20	%††	1.84%	1.54%	1.93%	1.64%	1.64%

Net expenses (d)	1.00	%††	1.02%	1.02%	1.03%	1.02%	1.03%

Expenses (before waiver/reimbursement) (d)	1.00	%††	1.02%	1.02%	1.03%	1.02%	1.04%

Portfolio turnover rate	8%		22%	24%	23%	42%	18%

Net assets at end of period (in 000’s)	$269,485		$257,159	$348,450	$318,059	$281,340	$323,002

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP T. Rowe Price Equity Income Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

20	MainStay VP T. Rowe Price Equity Income Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and

21

Notes to Financial Statements (Unaudited) (continued)

market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the

22	MainStay VP T. Rowe Price Equity Income Portfolio

date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2019, open futures contracts are shown in the Portfolio of Investments.

23

Notes to Financial Statements (Unaudited) (continued)

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $2,928,480; the total market value of collateral held by the Portfolio was $2,974,159. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $2,148,708 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $825,451.

(L)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assur-

ance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2019:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(7,778)	$(7,778)

Total Fair Value		$(7,778)	$(7,778)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(7,778)	$(7,778)

Total Change in Unrealized Appreciation (Depreciation)		$(7,778)	$(7,778)

Average Notional Amount

	Equity Contracts Risk	Total

Futures Contracts Long (a)	$1,466,720	$1,466,720

(a)	Positions were open less than one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management

24	MainStay VP T. Rowe Price Equity Income Portfolio

Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and T. Rowe, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.725% up to $500 million; 0.70% from $500 million to $1 billion; and 0.675% in excess of $1 billion.

Effective, May 1, 2019, New York Life Investments allowed its contractually expense limitation agreement to expire. Prior to that date New York Life Investments waived fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) did not exceed 0.85% for Initial Class shares and 1.10% for Service Class shares. During the six-month period ended June 30, 2019, the effective management fee rate was 0.72% (exclusive of any applicable waivers/reimbursements).

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $2,592,776, and paid the Subadvisor in the amount of $1,056,225.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$11,669	$59,235	$(59,041)	$—	$—	$11,863	$110	$—	11,863

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$633,148,922	$127,477,761	$(34,253,771)	$93,223,990

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$16,048,373	$66,399,522

25

Notes to Financial Statements (Unaudited) (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $57,046 and $117,378, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	205,867	$2,495,737
Shares redeemed	(3,457,600)	(43,794,648)

Net increase (decrease)	(3,251,733)	$(41,298,911)

Year ended December 31, 2018:
Shares sold	5,071,297	$59,910,665
Shares issued to shareholders in reinvestment of dividends and distributions	3,775,622	49,365,312
Shares redeemed	(4,243,760)	(58,376,513)

Net increase (decrease)	4,603,159	$50,899,464

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	117,805	$1,448,132
Shares redeemed	(2,242,700)	(28,218,160)

Net increase (decrease)	(2,124,895)	$(26,770,028)

Year ended December 31, 2018:
Shares sold	343,965	$4,649,766
Shares issued to shareholders in reinvestment of dividends and distributions	2,539,833	33,082,583
Shares redeemed	(5,020,137)	(68,837,860)

Net increase (decrease)	(2,136,339)	$(31,105,511)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay VP T. Rowe Price Equity Income Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

27

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781643	MSVPTRPE10-08/19 (NYLIAC) NI531

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Portfolio. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction for separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	0.99%	1.82%	0.56%	0.29%	0.44%

7-Day Current = 1.92%; 7-Day Effective = 1.94%.[3]

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Average Lipper Variable Products Money Market Portfolio[4]	1.03%	1.84%	0.60%	0.31%
Morningstar Prime Money Market Category Average[5]	1.05	1.96	0.68	0.36

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

As of June 30, 2019, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day current = 1.92%; 7-day effective = 1.94%. The current yield is more reflective of the Portfolio’s earnings than the total return.

4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.
5.

The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,009.90	$2.19	$1,022.61	$2.21	0.44%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the six months ended June 30, 2019?

As of June 30, 2019, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 1.92% and a 7-day effective yield of 1.94%. For the six months ended June 30, 2019, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned .99%. The Portfolio underperformed the 1.03% return of the Average Lipper Variable Products Money Market Portfolio and the 1.05% return of the Morningstar Prime Money Market Category Average for the six months ended June 30, 2019.1

What was the Portfolio’s duration2 strategy during the reporting period?

The Portfolio lengthened its duration during the reporting period to the extent possible given its liquidity constraints. As of June 30, 2019, the Portfolio’s duration stood at 33 days.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The reporting period saw persistent conflicts between the United States and some of its trading partners, heightening tensions with North Korea and Iran, and disappointing international economic performance. These circumstances threatened U.S. growth potential and pressured interest rates, affecting the Portfolio’s investment environment. In particular, the domestic yield curve3 shifted downward and, in March 2019, the curve inverted, with yields for long-term Treasury bonds falling below yields for some shorter-term Treasury bills. As the likelihood of a U.S. Federal Reserve rate cut increased, in our opinion, we lengthened the Portfolio’s duration.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Floating-rate agency bonds offered relatively high yields during the reporting period, while U.S. Treasury bills produced lower yields for the Portfolio. Returns also benefited from the Portfolio’s substantial, laddered allocation to 1-year Treasury coupons throughout the same period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased one Federal Home Loan Bank bond and two Federal Farm Credit Bank floating-rate notes during the reporting period. These securities contributed positively to the Portfolio’s yield. (Contributions take weightings and total returns into account.) Because the Portfolio typically holds securities until they mature, there were no significant sales during the reporting period.

How did the Portfolio’s asset class weightings change during the reporting period?

The Portfolio modestly decreased its holdings in the U.S. Treasury sector in favor of agency debt. The Portfolio also reduced its position in repurchase agreements due to a counterparty pulling back their offering.

1.	See footnote on page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Amortized Cost

Short-Term Investments 93.4%†
Government Agency Debt 54.2%
Federal Agricultural Mortgage Corp. (a)
2.233%, due 7/19/19	$50,000,000	$49,944,750
2.233%, due 7/22/19	10,000,000	9,987,138
Federal Farm Credit Banks (a)
2.231%, due 7/10/19	6,500,000	6,496,263
2.233%, due 7/22/19	5,000,000	4,993,583
2.409% (1 Month LIBOR–0.02%), due 4/30/20 (b)	15,000,000	15,000,000
2.502% (1 Month LIBOR + 0.01%), due 7/2/20 (b)	10,000,000	10,000,000
Federal Home Loan Banks (a)
2.233%, due 7/24/19	10,000,000	9,984,922
2.234%, due 7/31/19	26,400,000	26,349,363
2.247%, due 8/16/19	14,000,000	13,958,229
2.248%, due 8/28/19	35,345,000	35,211,361
2.42% (SOFR + 0.00), due 12/11/19 (b)	13,000,000	13,000,000
Tennessee Valley Authority (a)
2.231%, due 7/10/19	12,000,000	11,991,204
2.232%, due 7/17/19	20,000,000	19,980,445

Total Government Agency Debt (Cost $226,897,258)		226,897,258

Treasury Debt 18.9%
United States Treasury Bills (a)
1.967%, due 7/2/19	25,000,000	24,998,407
2.096%, due 7/23/19	14,390,000	14,371,700
United States Treasury Notes (a)
1.00%, due 8/31/19	5,000,000	4,986,319
1.00%, due 10/15/19	5,000,000	4,976,468
1.00%, due 11/30/19	5,000,000	4,964,442
1.125%, due 12/31/19	5,000,000	4,965,230
1.375%, due 2/15/20	5,000,000	4,964,087
1.625%, due 7/31/19	5,000,000	4,995,959
1.75%, due 9/30/19	5,000,000	4,988,475
2.00%, due 1/31/20	5,000,000	4,984,567

Total Treasury Debt (Cost $79,195,654)		79,195,654

Treasury Repurchase Agreements 20.3%
Bank of America N.A. 2.48%, dated 6/28/19 due 7/1/19 Proceeds at Maturity $25,005,167 (Collateralized by a United States Treasury Note with a rate of 2.50% and maturity date of 2/28/26, with a Principal Amount of $24,343,600 and a Market Value of $25,500,023)	25,000,000	25,000,000

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements (continued)
RBC Capital Markets 2.46%, dated 6/28/19 due 7/1/19 Proceeds at Maturity $34,794,131 (Collateralized by a United States Treasury Note with a rate of 1.25% and maturity of 3/31/21, with a Principal Amount of $35,724,000 and a Market Value of $35,490,101)	$34,787,000	$34,787,000
Toronto Dominion Bank 2.50%, dated 6/28/19 due 3/1/19 Proceeds at Maturity $25,005,208 (Collateralized by a United States Treasury Note with a rate of 2.625% and maturity date of 6/15/21, with a Principal Amount of $25,059,900 and a Market Value of $25,500,087)	25,000,000	25,000,000

Total Treasury Repurchase Agreements (Cost $84,787,000)		84,787,000

Total Short-Term Investments (Cost $390,879,912)		390,879,912

Total Investments (Cost $390,879,912)	93.4%	390,879,912
Other Assets, Less Liabilities	6.6	27,756,804
Net Assets	100.0%	$418,636,716

†	Percentages indicated are based on Portfolio net assets.

(a)	Interest rate shown represents yield to maturity.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2019.

The following abbreviation is used in the preceding pages:

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$226,897,258	$—	$226,897,258
Treasury Debt	—	79,195,654	—	79,195,654
Treasury Repurchase Agreements	—	84,787,000	—	84,787,000

Total Investments in Securities	$—	$390,879,912	$—	$390,879,912

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in securities, at value (amortized cost $306,092,912)	$306,092,912
Repurchase agreements, at value (amortized cost $84,787,000)	84,787,000
Cash	353
Receivables:
Investment securities sold	38,000,000
Interest	487,506
Portfolio shares sold	240,582
Other assets	2,628

Total assets	429,610,981

Liabilities
Payables:
Investment securities purchased	10,000,000
Portfolio shares redeemed	768,924
Manager (See Note 3)	138,060
Professional fees	28,633
Custodian	20,293
Shareholder communication	14,432
Trustees	528
Accrued expenses	3,395

Total liabilities	10,974,265

Net assets	$418,636,716

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$418,600
Additional paid-in capital	418,214,539

418,633,139
Total distributable earnings (loss)	3,577

Net assets applicable to outstanding shares	$418,636,716

Shares of beneficial interest outstanding	418,600,434

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,501,677
Other	904

Total income	5,502,581

Expenses
Manager (See Note 3)	906,954
Professional fees	36,214
Custodian	20,318
Shareholder communication	15,847
Trustees	5,625
Miscellaneous	6,759

Total expenses	991,717

Net investment income (loss)	4,510,864

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,516

Net increase (decrease) in net assets resulting from operations	$4,514,380

12	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,510,864	$6,380,578
Net realized gain (loss) on investments	3,516	126

Net increase (decrease) in net assets resulting from operations	4,514,380	6,380,704

Distributions to shareholders	(4,510,864)	(6,380,657)

Capital share transactions:
Net proceeds from sale of shares	142,785,624	410,480,548
Net asset value of shares issued to shareholders in reinvestment of dividends	4,510,323	6,380,491
Cost of shares redeemed	(241,152,679)	(401,242,610)

Increase (decrease) in net assets derived from capital share transactions	(93,856,732)	15,618,429

Net increase (decrease) in net assets	(93,853,216)	15,618,476

Net Assets
Beginning of period	512,489,932	496,871,456

End of period	$418,636,716	$512,489,932

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

	2019*		2018	2017		2016		2015		2014

Net asset value at beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.01		0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Net realized gain (loss) on investments	0.00	‡	0.00 ‡	0.00	‡	(0.00	)‡	0.00	‡	(0.00	)‡

Total from investment operations	0.01		0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:

From net investment income	(0.01)		(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of period	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total investment return (a)	0.99%		1.38%	0.42%		0.02%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.99	%††	1.37%	0.41%		0.02	%(b)	0.01%		0.01%

Net expenses	0.44	%††	0.44%	0.44%		0.39	%(c)	0.15%		0.11%

Expenses (before waiver/reimbursement)	0.44	%††	0.44%	0.44%		0.49%		0.48%		0.47%

Net assets at end of period (in 000’s)	$418,637		$512,490	$496,871		$657,487		$620,286		$578,509

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.

14	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on January 29, 1993. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

(B)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio.

15

Notes to Financial Statements (Unaudited) (continued)

Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(C)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of mutual funds, which are subject to management fees and other fees that may cause the costs of investing mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the

16	MainStay VP U.S. Government Money Market Portfolio

agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, repurchase agreements are shown in the Portfolio of Investments.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement

(“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets. The Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.40%.

New York Life Investments may voluntarily waive fees or reimburse expenses of the Portfolio’s to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $906,954, and paid the Subadvisor in the amount of $453,489.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $337 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$—(a)	$—

(a)	Amount is less than $1,000.

17

Notes to Financial Statements (Unaudited) (continued)

The Portfolio utilized $126 of capital loss carryforwards during the year ended December 31, 2018.

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$6,380,657	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class (at $1 per share)	Shares

Six-month period ended June 30, 2019:
Shares sold	142,773,569
Shares issued to shareholders in reinvestment of distributions	4,509,983
Shares redeemed	(241,132,956)

Net increase (decrease)	(93,849,404)

Year ended December 31, 2018:
Shares sold	410,448,751
Shares issued to shareholders in reinvestment of dividends and distributions	6,380,000
Shares redeemed	(401,211,594)

Net increase (decrease)	15,617,157

Note 7–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

18	MainStay VP U.S. Government Money Market Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file a Form N-MFP every month disclosing its portfolio holdings. The Portfolio’s Form N-MFP is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-624-6782.

19

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781646	MSVPUSGMM10-08/19 (NYLIAC) NI510

MainStay VP Mellon Natural Resources Portfolio

(Formerly known as MainStay VP VanEck Global Hard Assets Portfolio)

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	2/17/2012	12.32%	–19.13%	–11.39%	–6.16%	0.85%

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

S&P Global Natural Resources Sector Index[4]	13.84%	–4.02%	0.74%	1.20%
S&P North American Natural Resources Sector Index[5]	14.58	–14.10	–6.80	–1.60
Morningstar Natural Resources Category Average[6]	11.97	–7.94	–2.33	–1.57

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.

The Portfolio has selected the S&P Global Natural Resources Sector Index as its primary benchmark. The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P North American Natural Resources Sector Index is the Portfolio’s secondary benchmark. The S&P North American Natural Resources Sector Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Mellon Natural Resources Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,123.20	$4.90	$1,020.18	$4.66	0.93%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Mellon Natural Resources Portfolio

Country Composition as of June 30, 2019 (Unaudited)

United States	47.6%

Canada	13.3

France	8.6

United Kingdom	4.8

South Africa	4.5

Australia	4.1

Norway	2.9

Austria	2.7

Russia	2.3%

Brazil	2.2

Denmark	2.1

Portugal	1.9

China	1.5

Republic of Korea	0.7

Other Assets, Less Liabilities	0.8

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2019 (excluding short-term investment) (Unaudited)

1.	TOTAL S.A.

2.	Nutrien, Ltd.

3.	BP PLC

4.	Archer-Daniels-Midland Co.

5.	Anglo American PLC
6.	Newcrest Mining, Ltd.

7.	Barrick Gold Corp.

8.	CF Industries Holdings, Inc.

9.	Ball Corp.

10.	Newmont Goldcorp Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Robin Wehbe, CFA, of Mellon Investments Corporation, the Portfolio’s Subadvisor.

How did MainStay VP Mellon Natural Resources Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Mellon Natural Resources Portfolio returned 12.32% for Initial Class shares. Over the same period, Initial Class shares of the Portfolio underperformed the 13.84% return of the S&P Global Natural Resources Sector Index, which is the Portfolio’s primary benchmark, and the 14.58% return of the S&P North American Natural Resources Sector Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2019, Initial Class shares of the Portfolio outperformed the 11.97% return of the Morningstar Natural Resources Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

A company-specific incident that negatively affected one holding, along with volatility in equity and commodity markets, made the first half of the reporting period a challenging time for the Portfolio relative to the S&P Global Natural Resources Sector Index. In January 2019, Brazilian iron ore mining company Vale, one of the Portfolio’s largest holdings, experienced a major catastrophe with large loss of life at one of their facilities. Shares in the company plunged as investors tried to assess the financial and reputational impacts of the event. Although the Portfolio exited its position in the weeks that followed and redeployed the assets, performance relative to the S&P Global Natural Resources Sector Index suffered. Relative performance was also weakened early in the reporting period by the Portfolio’s underweight exposure to large integrated oil and gas companies.

The second half of the reporting period proved more favorable for several of the Portfolio’s positions relative to the S&P Global Natural Resources Sector Index. Overweight exposure to surging U.S. energy stocks bolstered relative returns. Gold stocks climbed as well, another area in which the Portfolio held overweight exposure. Defensive holdings in packaging company Ball and new holdings in waste solutions companies Casella Waste and Covanta further enhanced relative returns as the United States struggled with China’s refusal to accept most of its waste exports. The Portfolio also saw strong performance from next gen energy investments in renewable utility Nextera Energy and solar equipment maker First Solar, as this market segment continued to benefit from secular growth tailwinds.

Which market segments were the strongest positive contributors to the Portfolio’s relative performance, and which market segments were particularly weak?

The Portfolio achieved its strongest returns relative to the S&P Global Natural Resources Index from strong individual stock selections in the forest product & other segment, underweight exposure to steel and overweight exposure to next gen energy holdings. The most significant detractors from relative performance included the integrated energy and the refining & chemicals segments, where individual stock selections detracted; and metals & mining, where the negative impact of underweight exposure more than offset the positive impact of good stock selections.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The top contributors to the Portfolio’s absolute performance included mine operator Newcrest Mining, metal packaging company Ball and energy exploration & production company Hess. (Contributions take weightings and total returns into account.) Newcrest Mining benefited from rising gold prices as the company demonstrated strong cost discipline with solid production results. Ball shares climbed as recent cost pressures showed signs of easing amid healthy global volume growth. Hess reported better-than-expected earnings on increased oil vs. natural gas production.

As mentioned earlier, the Portfolio’s holdings in iron ore production & exploration company Vale lost ground in the wake of a fatal accident in Brazil. Other significant detractors from absolute performance included lithium producer Livent, which announced a sharp cut to full-year guidance in the face of persistent business headwinds; and oil and natural gas producer Concho Resources, which posted lower-than-expected earnings due to unanticipated capital expenditures.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio established a new position in shares of integrated oil & gas company BP, reflecting our view that the company’s large portfolio of energy producing properties provides advantages of scale and increased return potential in a rapidly maturing sector. The Portfolio also initiated a significant position in diversified mining company Anglo American, which, in our view, possesses several attractive business characteristics, including the potential for an effective operational and financial turnaround, organic copper growth and the winding down of South African operations.

Significant sales included Vale, described earlier, and diversified mining company Rio Tinto, which in our opinion suffered from unfavorable iron ore supply and demand dynamics.

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Mellon Natural Resources Portfolio

How did the Portfolio’s subsector and subindustry weightings change during the reporting period?

Relative to the S&P Global Natural Resources Sector Index, the Portfolio further increased its overweight exposure to next gen energy and agriculture and added to its underweighted integrated energy position. Conversely, the Portfolio reduced its already underweight holdings in the metals & mining and forest products & other segments, while trimming its overweight position in refining & chemicals.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio held its largest overweight exposures relative to the S&P Global Natural Resources Sector Index in the next gen energy, U.S./onshore upstream and agriculture segments. As of the same date, the Portfolio maintained its most significantly underweight exposures in forest products & other, metals & mining and steel.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 98.2%†
Australia 4.1%
Newcrest Mining, Ltd. (Metals & Mining)	481,639	$10,803,402

Austria 2.7%
OMV A.G. (Oil, Gas & Consumable Fuels)	145,312	7,080,290

Brazil 2.2%
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels)	404,549	5,744,596

Canada 13.3%
Barrick Gold Corp. (Metals & Mining)	623,155	9,827,154
Lundin Mining Corp. (Metals & Mining)	814,214	4,482,825
Nutrien, Ltd. (Chemicals)	174,792	9,344,380
Nutrien, Ltd. (Chemicals)	130,092	6,958,837
Teck Resources, Ltd., Class B (Metals & Mining)	173,738	4,006,398

		34,619,594

China 1.5%
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	2,235,000	3,822,420

Denmark 2.1%
Vestas Wind Systems A/S (Electrical Equipment)	62,462	5,395,360

France 8.6%
Air Liquide S.A. (Chemicals)	37,865	5,298,078
TOTAL S.A. (Oil, Gas & Consumable Fuels)	306,080	17,149,849

		22,447,927

Norway 2.9%
Yara International ASA (Chemicals)	155,794	7,557,345

Portugal 1.9%
Galp Energia SGPS S.A. (Oil, Gas & Consumable Fuels)	319,611	4,915,387

Republic of Korea 0.7%
S-Oil Corp. (Oil, Gas & Consumable Fuels)	25,695	1,862,618

Russia 2.3%
Gazprom PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	811,002	5,941,401

South Africa 4.5%
Anglo American PLC (Metals & Mining)	411,493	11,729,202

United Kingdom 4.8%
BP PLC (Oil, Gas & Consumable Fuels)	1,806,230	12,583,899

	Shares	Value
United States 46.6%
Archer-Daniels-Midland Co. (Food Products)	295,058	$12,038,366
Ball Corp. (Containers & Packaging)	137,554	9,627,404
Casella Waste Systems, Inc., Class A (Commercial Services & Supplies) (a)	110,566	4,381,731
CF Industries Holdings, Inc. (Chemicals)	208,515	9,739,736
Compass Minerals International, Inc. (Metals & Mining)	61,330	3,370,083
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	43,645	4,503,291
Covanta Holding Corp. (Commercial Services & Supplies)	221,735	3,971,274
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	38,708	4,218,011
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	75,218	7,007,309
First Solar, Inc. (Semiconductors & Semiconductor Equipment) (a)	85,921	5,643,291
FMC Corp. (Chemicals)	64,055	5,313,362
Freeport-McMoRan, Inc. (Metals & Mining)	625,389	7,260,766
Hess Corp. (Oil, Gas & Consumable Fuels)	113,525	7,216,784
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	95,277	5,324,079
Newmont Goldcorp Corp. (Metals & Mining)	213,274	8,204,651
NextEra Energy, Inc. (Electric Utilities)	27,523	5,638,362
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	84,352	4,241,219
PBF Energy, Inc., Class A (Oil, Gas & Consumable Fuels)	111,069	3,476,460
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	22,718	3,495,391
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	78,357	6,708,143

		121,379,713

Total Common Stocks (Cost $240,811,277)		255,883,154

Short-Term Investment 1.0%
Affiliated Investment Company 1.0%
United States 1.0%
MainStay U.S. Government Liquidity Fund, 2.03% (b)	2,561,211	2,561,211

Total Short-Term Investment (Cost $2,561,211)		2,561,211

Total Investments (Cost $243,372,488)	99.2%	258,444,365
Other Assets, Less Liabilities	0.8	2,034,560
Net Assets	100.0%	$260,478,925

10	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)	Current yield as of June 30, 2019.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$255,883,154	$—	$—	$255,883,154
Short-Term Investment
Affiliated Investment Company	2,561,211	—	—	2,561,211

Total Investments in Securities	$258,444,365	$—	$—	$258,444,365

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Chemicals	$44,211,738	17.0%
Commercial Services & Supplies	8,353,005	3.2
Containers & Packaging	9,627,404	3.7
Electric Utilities	5,638,362	2.1
Electrical Equipment	5,395,360	2.1
Food Products	12,038,366	4.6
Metals & Mining	59,684,481	22.9
Oil, Gas & Consumable Fuels	105,291,147	40.4
Semiconductors & Semiconductor Equipment	5,643,291	2.2

	255,883,154	98.2
Short-Term Investment	2,561,211	1.0
Other Assets, Less Liabilities	2,034,560	0.8

Net Assets	$260,478,925	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in securities, at value (identified cost $240,811,277)	$255,883,154
Investment in affiliated investment company, at value (identified cost $2,561,211)	2,561,211
Cash denominated in foreign currencies (identified cost $85,351)	84,103
Cash	5,682
Receivables:
Investment securities sold	1,746,769
Dividends	480,098
Portfolio shares sold	29,205
Other assets	85,914

Total assets	260,876,136

Liabilities
Payables:
Portfolio shares redeemed	189,347
Manager (See Note 3)	162,624
Professional fees	27,173
Custodian	8,603
Trustees	430
Accrued expenses	9,034

Total liabilities	397,211

Net assets	$260,478,925

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$42,669
Additional paid-in capital	469,733,579

469,776,248
Total distributable earnings (loss)	(209,297,323)

Net assets	$260,478,925

Initial Class
Net assets applicable to outstanding shares	$260,478,925

Shares of beneficial interest outstanding	42,668,962

Net asset value per share outstanding	$6.10

12	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$3,651,965
Non-cash dividends	868,809
Dividends-affiliated	43,150
Securities lending	27,866

Total income	4,591,790

Expenses
Manager (See Note 3)	1,011,334
Shareholder communication	122,187
Professional fees	33,232
Custodian	10,780
Trustees	3,330
Miscellaneous	10,203

Total expenses	1,191,066

Net investment income (loss)	3,400,724

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(9,564,990)
Foreign currency transactions	(1,738)

Net realized gain (loss) on investments and foreign currency transactions	(9,566,728)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	35,736,887
Translation of other assets and liabilities in foreign currencies	691

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	35,737,578

Net realized and unrealized gain (loss) on investments and foreign currency transactions	26,170,850

Net increase (decrease) in net assets resulting from operations	$29,571,574

(a)	Dividends recorded net of foreign withholding taxes in the amount of $271,901.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,400,724	$1,936,539
Net realized gain (loss) on investments and foreign currency transactions	(9,566,728)	(40,630,459)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	35,737,578	(57,913,149)

Net increase (decrease) in net assets resulting from operations	29,571,574	(96,607,069)

Capital share transactions:
Net proceeds from sale of shares	12,958,422	24,434,729
Cost of shares redeemed	(22,118,417)	(67,013,329)

Increase (decrease) in net assets derived from capital share transactions	(9,159,995)	(42,578,600)

Net increase (decrease) in net assets	20,411,579	(139,185,669)

Net Assets
Beginning of period	240,067,346	379,253,015

End of period	$260,478,925	$240,067,346

14	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018		2017		2016		2015	2014

Net asset value at beginning of period	$5.43		$7.61		$7.67		$5.38		$8.06	$9.97

Net investment income (loss)	0.08		0.04		(0.01)		(0.01)		0.04	0.04

Net realized and unrealized gain (loss) on investments	0.59		(2.22)		(0.05)		2.34		(2.69)	(1.91)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡	0.00 ‡	(0.00)‡

Total from investment operations	0.67		(2.18)		(0.06)		2.33		(2.65)	(1.87)

Less dividends:

From net investment income	—		—		—		(0.04)		(0.03)	(0.04)

Net asset value at end of period	$6.10		$5.43		$7.61		$7.67		$5.38	$8.06

Total investment return (a)	12.34	%(b)	(28.65	%)(b)	(0.78	%)(b)	43.33%		(32.96%)	(18.81%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.66	%††	0.59%		(0.10%)		(0.12	%)(c)	0.57%	0.38%

Net expenses (d)	0.93	%††	0.94%		0.94%		0.93	% (e)	0.93%	0.93%

Portfolio turnover rate	53%		78%		17%		40%		21%	33%

Net assets at end of period (in 000’s)	$260,479		$240,067		$379,253		$432,891		$332,823	$466,515

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.94%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Mellon Natural Resources Portfolio (formerly known as MainStay VP VanEck Global Hard Assets Portfolio) (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The

Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

16	MainStay VP Mellon Natural Resources Portfolio

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30,

2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2019, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

17

Notes to Financial Statements (Unaudited) (continued)

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date;

net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

18	MainStay VP Mellon Natural Resources Portfolio

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Mellon Investments Corporation (“Mellon” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Mellon, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.79% up to $1 billion; and 0.78% in excess of $1 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.79%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,011,334, and paid the Subadvisor in the amount of $485,251.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV and assisting New York Life Investments in

19

Notes to Financial Statements (Unaudited) (continued)

conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$4,510	$59,184	$(61,133)	$—	$—	$2,561	$43	$—	2,561

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$243,812,368	$22,643,152	$(8,011,155)	$14,631,997

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $219,560,720, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$17,883	$201,677

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $132,823 and $137,546, respectively.

20	MainStay VP Mellon Natural Resources Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	2,249,797	$12,958,422
Shares redeemed	(3,751,489)	(22,118,417)

Net increase (decrease)	(1,501,692)	$(9,159,995)

Year ended December 31, 2018:
Shares sold	3,598,827	$24,434,729
Shares redeemed	(9,232,382)	(67,013,329)

Net increase (decrease)	(5,633,555)	$(42,578,600)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

22	MainStay VP Mellon Natural Resources Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781648	MSVPVEG10-08/19 (NYLIAC) NI533

MainStay VP Allocation Portfolios

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	10.03%	4.12%	3.71%	7.39%	0.68%
Service Class Shares	2/13/2006	9.90	3.86	3.46	7.12	0.93

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.54%	10.42%	10.71%	14.70%
MSCI EAFE® Index[4]	14.03	1.08	2.25	6.90
Bloomberg Barclays U.S. Aggregate Bond Index[5]	6.11	7.87	2.95	3.90
Conservative Allocation Composite Index[6]	10.70	8.36	5.36	7.74
Morningstar Allocation—30% to 50% Equity Category Average[7]	9.82	5.12	3.61	7.08

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,100.30	$0.16	$1,024.65	$0.15	0.03%

Service Class Shares	$1,000.00	$1,099.00	$1.46	$1,023.41	$1.40	0.28%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Conservative Allocation Portfolio returned 10.03% for Initial Class shares and 9.90% for Service Class shares. Over the same period, both share classes underperformed the 18.54% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 14.03% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2019, both share classes outperformed the 6.11% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 10.70% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 9.82% return of the Morningstar Allocation—30% to 50% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Portfolios/Funds, some of which detracted materially from active returns. Prominent examples of Underlying Portfolios/Funds that struggled to meet their objectives included the MainStay MacKay VP Small Cap Core Portfolio, the MainStay MacKay US Equity Opportunities Fund, the IQ Chaikin US Small Cap ETF and the IQ ARB Global Resources ETF.

Asset class policy provided a modest lift to relative performance through successful management of the Portfolio’s overall stock/ bond blend. The Portfolio increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by mid spring and remained near that level through the end of the reporting period. Within equities, a preference for large company stocks over those of smaller firms was well rewarded. However, returns were undermined by the Portfolio’s tilt toward value-oriented over growth-oriented securities, a position reflecting our belief that value-oriented stocks would benefit disproportionately from policy stimulus, while growth would be restrained by new regulations. Equity performance also suffered from the Portfolio’s emphasis on emerging markets over developed international markets, which we implemented in the expectation that the developing world would benefit broadly from Chinese government economic intervention. Among the Portfolio’s fixed-income holdings, performance benefited from exposure to convertible bonds, but the Portfolio’s position in cash and short maturity municipal bonds failed to match the returns available on longer duration3 instruments.

How did you allocate the Portfolio’s assets during the reporting period and why?

The Portfolio’s management considers a variety of factors in allocating the assets, including the portfolio-level characteristics of the Underlying Portfolios/Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In late 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Portfolio’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy and slowing external growth. Conditions were improving as we entered the reporting period. Stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Portfolio’s equity exposure until, by late April 2019, it was again close to neutral. Markets dropped in May 2019 on renewed trade friction and mounting concerns within manufacturing areas of the industrial sector before rebounding in June 2019 on signs of potential

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 5 for more information on benchmark and peer group returns.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Conservative Allocation Portfolio

monetary policy support and possible progress in trade negotiations. The Portfolio’s positioning maintained relative stability throughout the reporting period.

We believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Portfolio’s assets to stocks of developing nations over those of the developed world. However, the Chinese economy remained more sluggish than we anticipated during the reporting period. Second, the Portfolio allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Portfolio to favor small companies over larger multinationals that we believed were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long maturity bonds. Third, in 2018 we introduced a value bias to the Portfolio, driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Portfolio, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads4 widened in late 2018, and valuations appeared more reasonable. Within speculative-grade credit, the Portfolio avoided floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Portfolio’s duration slightly short in the expectation that the yield curve5 would steepen should events bear out our opinion that growth remained entrenched and the next recession was still some distance off. The Portfolio’s positioning on credit mildly enhanced returns, but those benefits were undercut by the negative effects of the Portfolio’s duration position.

How did the Portfolio’s allocations change over the course of the reporting period?

We lowered the Portfolio’s equity exposure during the reporting period in part by reducing its positions in the IQ Chaikin U.S. Large Cap ETF and the IQ 50 Percent Hedged FTSE International

ETF. The Portfolio kept some of the proceeds in cash rather than investing in fixed-income securities, given our duration strategy.

Within equities, we made the Portfolio’s value bias a little less pronounced by allocating more assets to the MainStay VP Large Cap Growth Portfolio and the MainStay VP MacKay Growth Equity Portfolio. We also lowered the Portfolio’s exposure to the MainStay Cushing Renaissance Advantage Fund and the MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we anticipated.

During the reporting period, the MainStay VP Epoch U.S. Small Cap Portfolio merged into the MainStay VP MacKay Small Cap Core Portfolio; the Portfolio maintained its position through the merger. In another merger, MainStay Epoch Global Choice Fund merged into the MainStay Epoch Capital Growth Fund. In that instance, the Portfolio exited its position prior to the merger date. A new Underlying Fund was added during the reporting period: the IQ International 500 ETF. The Portfolio’s exposure to this Underlying Fund remained quite small as of June 30, 2019 but was expected to grow.

In the fixed-income portion of the Portfolio, we reduced the position in the MainStay VP Indexed Bond Portfolio and redirected the proceeds to the MainStay VP Bond Portfolio and the MainStay Short Duration High Yield Fund, slightly increasing the Portfolio’s exposure to credit and shortening average maturity.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest total returns came from the MainStay VP Large Cap Growth Portfolio, the MainStay Epoch U.S. All Cap Fund, and the MainStay VP Eagle Small Cap Growth Portfolio. At the other end of the spectrum, the IQ Global Resources ETF, the IQ 500 International ETF, and the MainStay MacKay International Opportunities Fund produced the lowest total returns.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant contributions to the Portfolio’s equity returns were

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting

9

the MainStay VP Emerging Markets Equity Portfolio, the IQ Chaikin US Large Cap ETF and the MainStay VP T. Rowe Price Equity Income Portfolio. (Contributions take weightings and total returns into account.) Detractors from the Portfolio’s equity performance included the MainStay Epoch U.S. Equity Yield Fund, the MainStay VP International Equity Portfolio, and the IQ 500 International ETF, though all generated positive returns.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Within credit markets, spreads recovered from the stress of late 2018, compressing through late February 2019 and then holding generally steady through the end of the reporting period as softening economic conditions were balanced by rising expectations of policy support. Several factors affected investments in the high-grade market, including surprisingly soft inflation readings, a decline in unit labor costs, weak global manufacturing data and expectations of increasingly relaxed monetary policy from many of the world’s central banks. As a result, yields fell across the curve leading to an inversion in some segments.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

The equity sensitivity of convertible bonds made this segment the strongest positive contributor to the Portfolio’s performance.

Most other segments also fared well, with high-yielding and longer-duration bonds performing best. High-quality, short-maturity instruments trailed the pack, but still posted positive results.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

During the reporting period, MainStay VP Indexed Bond Portfolio, the MainStay VP Floating Rate Portfolio and the MainStay VP Bond Portfolio made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio. Over the same period, the Portfolio’s cash position, the MainStay Total Return Bond Fund and the MainStay MacKay Short Term Municipal Fund were the most significant detractors from the performance of the fixed-income portion of the Portfolio, though all provided positive returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Affiliated Investment Companies 96.6%†
Equity Funds 39.2%
IQ 50 Percent Hedged FTSE International ETF (a)	677,198	$13,787,751
IQ Chaikin U.S. Large Cap ETF	536,484	13,192,142
IQ Chaikin U.S. Small Cap ETF	423,825	10,536,289
IQ Global Resources ETF	233,695	6,379,873
MainStay Cushing MLP Premier Fund Class I	4,980	55,322
MainStay Epoch Capital Growth Fund Class I (a)(b)	607,395	7,768,585
MainStay Epoch International Choice Fund Class I	403,091	14,249,274
MainStay Epoch U.S. All Cap Fund Class R6	513,821	14,592,529
MainStay Epoch U.S. Equity Yield Fund Class R6	47,817	795,195
MainStay MacKay International Opportunities Fund Class I	1,096,958	8,523,365
MainStay MacKay U.S. Equity Opportunities Fund Class I	1,448,105	12,207,524
MainStay MAP Equity Fund Class I	497,546	20,767,569
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	21,325	184,677
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	696,653	10,159,805
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	2,837,515	25,440,979
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	989,186	15,867,797
MainStay VP Large Cap Growth Portfolio Initial Class	614,988	16,372,124
MainStay VP MacKay Common Stock Portfolio Initial Class	327,736	9,523,089
MainStay VP MacKay Growth Portfolio Initial Class	488,593	15,866,701
MainStay VP MacKay International Equity Portfolio Initial Class	163,905	2,767,782
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	1,626,287	22,422,162
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	55,409	3,157,435
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	2,104,825	23,110,166
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	1,735,319	22,873,357

Total Equity Funds (Cost $279,179,191)		290,601,492

Fixed Income Funds 57.4%
IQ Enhanced Core Plus Bond U.S. ETF (a)	1,310,475	25,547,710
IQ S&P High Yield Low Volatility Bond ETF (a)	352,522	8,854,718

	Shares	Value
Fixed Income Funds (continued)
MainStay MacKay High Yield Municipal Bond Fund Class I	939,780	$12,104,362
MainStay MacKay Short Duration High Yield Fund Class I	3,452,524	34,110,937
MainStay MacKay Short Term Municipal Fund Class I	1,238,173	11,911,228
MainStay MacKay Total Return Bond Fund Class R6	2	17
MainStay VP Bond Portfolio Initial Class (a)	2,647,584	38,704,581
MainStay VP Floating Rate Portfolio Initial Class (a)	4,928,922	43,819,649
MainStay VP Indexed Bond Portfolio Initial Class (a)	20,161,557	209,494,041
MainStay VP MacKay Convertible Portfolio Initial Class	564,498	8,014,819
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	1,312,711	13,309,771
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	1,297,840	12,774,140
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	867,420	7,572,781

Total Fixed Income Funds (Cost $412,201,544)		426,218,754

Total Affiliated Investment Companies (Cost $691,380,735)		716,820,246

Short-Term Investment 3.4%
Affiliated Investment Company 3.4%
MainStay U.S. Government Liquidity Fund, 2.03% (c)	25,102,171	25,102,171

Total Short-Term Investment (Cost $25,102,171)		25,102,171

Total Investments (Cost $716,482,906)	100.0%	741,922,417
Other Assets, Less Liabilities	0.0 ‡	143,346
Net Assets	100.0%	$742,065,763

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	As of June 30, 2019, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	Current yield as of June 30, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$290,601,492	$—	$—	$290,601,492
Fixed Income Funds	426,218,754	—	—	426,218,754
Short-Term Investment	25,102,171	—	—	25,102,171

Total Investments in Securities	$741,922,417	$—	$—	$741,922,417

(a)	For a complete listing of investments, see the Portfolio of Investments.

12	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $716,482,906)	$741,922,417
Cash	371
Receivables:
Investment securities sold	739,975
Dividends and Interest	506,721
Portfolio shares sold	43,919
Other assets	3,695

Total assets	743,217,098

Liabilities
Payables:
Investment securities purchased	504,224
Portfolio shares redeemed	431,278
NYLIFE Distributors (See Note 3)	148,380
Shareholder communication	32,032
Professional fees	22,668
Custodian	5,376
Trustees	1,013
Accrued expenses	6,364

Total liabilities	1,151,335

Net assets	$742,065,763

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$63,349
Additional paid-in capital	708,636,407

708,699,756
Total distributable earnings (loss)	33,366,007

Net assets	$742,065,763

Initial Class
Net assets applicable to outstanding shares	$14,804,002

Shares of beneficial interest outstanding	1,249,082

Net asset value per share outstanding	$11.85

Service Class
Net assets applicable to outstanding shares	$727,261,761

Shares of beneficial interest outstanding	62,099,694

Net asset value per share outstanding	$11.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,858,892
Interest	469

Total income	3,859,361

Expenses
Distribution/Service—Service Class (See Note 3)	908,808
Professional fees	37,152
Shareholder communication	32,018
Trustees	9,426
Custodian	6,808
Miscellaneous	11,286

Total expenses	1,005,498

Net investment income (loss)	2,853,863

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(3,118,986)
Realized capital gain distributions from affiliated investment companies	1,708,496

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(1,410,490)

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	68,948,332

Net realized and unrealized gain (loss) on investments	67,537,842

Net increase (decrease) in net assets resulting from operations	$70,391,705

14	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,853,863	$14,146,346
Net realized gain (loss) on investments and investments from affiliated investment companies	(1,410,490)	21,482,892
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	68,948,332	(89,340,441)

Net increase (decrease) in net assets resulting from operations	70,391,705	(53,711,203)

Distributions to shareholders:
Initial Class	—	(386,602)
Service Class	—	(16,968,097)

Total distributions to shareholders	—	(17,354,699)

Capital share transactions:
Net proceeds from sale of shares	22,128,322	71,202,231
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	17,354,699
Cost of shares redeemed	(79,790,691)	(170,508,772)

Increase (decrease) in net assets derived from capital share transactions	(57,662,369)	(81,951,842)

Net increase (decrease) in net assets	12,729,336	(153,017,744)

Net Assets
Beginning of period	729,336,427	882,354,171

End of period	$742,065,763	$729,336,427

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.77		$11.80	$10.87	$10.71	$11.85	$12.47

Net investment income (loss) (a)	0.06		0.23	0.22	0.22	0.24	0.25

Net realized and unrealized gain (loss) on investments	1.02		(0.98)	0.95	0.46	(0.41)	0.28

Total from investment operations	1.08		(0.75)	1.17	0.68	(0.17)	0.53

Less dividends and distributions:

From net investment income	—		(0.28)	(0.24)	(0.29)	(0.28)	(0.32)

From net realized gain on investments	—		—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	—		(0.28)	(0.24)	(0.52)	(0.97)	(1.15)

Net asset value at end of period	$11.85		$10.77	$11.80	$10.87	$10.71	$11.85

Total investment return (b)	10.03%		(6.47%)	10.80%	6.36%	(1.41%)	4.29%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.02	%††	2.02%	1.89%	2.02%	2.01%	1.99%

Net expenses (c)	0.03	%††	0.03%	0.02%	0.03%	0.03%	0.03%

Portfolio turnover rate	16%		58%	44%	44%	40%	47%

Net assets at end of period (in 000’s)	$14,804		$14,616	$16,481	$16,599	$16,171	$15,669

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.66		$11.67	$10.75	$10.60	$11.73	$12.37

Net investment income (loss) (a)	0.04		0.20	0.19	0.19	0.21	0.22

Net realized and unrealized gain (loss) on investments	1.01		(0.96)	0.94	0.45	(0.40)	0.26

Total from investment operations	1.05		(0.76)	1.13	0.64	(0.19)	0.48

Less dividends and distributions:

From net investment income	—		(0.25)	(0.21)	(0.26)	(0.25)	(0.29)

From net realized gain on investments	—		—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	—		(0.25)	(0.21)	(0.49)	(0.94)	(1.12)

Net asset value at end of period	$11.71		$10.66	$11.67	$10.75	$10.60	$11.73

Total investment return (b)	9.85	%(c)	(6.68%)	10.52%	6.10%	(1.65%)	4.03%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.76	%††	1.70%	1.66%	1.74%	1.84%	1.78%

Net expenses (d)	0.28	%††	0.28%	0.27%	0.28%	0.28%	0.28%

Portfolio turnover rate	16%		58%	44%	44%	40%	47%

Net assets at end of period (in 000’s)	$727,262		$714,720	$865,873	$850,124	$900,093	$896,381

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	12.01%	3.50%	4.41%	8.66%	0.78%
Service Class Shares	2/13/2006	11.87	3.24	4.15	8.39	1.03

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.54%	10.42%	10.71%	14.70%
MSCI EAFE® Index[4]	14.03	1.08	2.25	6.90
Bloomberg Barclays U.S. Aggregate Bond Index[5]	6.11	7.87	2.95	3.90
Moderate Allocation Composite Index[6]	12.96	8.40	6.49	9.52
Morningstar Allocation—50% to 70% Equity Category Average[7]	12.21	5.73	5.04	8.93

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

17

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000
(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,120.10	$0.11	$1,024.70	$0.10	0.02%

Service Class Shares	$1,000.00	$1,118.70	$1.42	$1,023.46	$1.35	0.27%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

18	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 23 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

19

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Moderate Allocation Portfolio returned 12.01% for Initial Class shares and 11.87% for Service Class shares. Over the same period, both share classes underperformed the 18.54% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 14.03% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2019, both share classes outperformed the 6.11% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 12.96% return of the Moderate Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 12.21% return of the Morningstar Allocation—50% to 70% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Portfolios/Funds, some of which detracted materially from active returns. Prominent examples of Underlying Portfolios/Funds that struggled to meet their objectives included the MainStay MacKay VP Small Cap Core Portfolio, the MainStay MacKay US Equity Opportunities Fund, the IQ Chaikin US Small Cap ETF and the IQ ARB Global Resources ETF.

Asset class policy provided a modest lift to relative performance through successful management of the Portfolio’s overall stock/ bond blend. The Portfolio increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by mid spring and remained near that level through the end of the reporting period. Within equities, a preference for large company stocks over those of smaller firms was well rewarded. However, returns were undermined by the Portfolio’s tilt toward value-oriented over growth-oriented securities, a position reflecting our belief that value-oriented stocks would benefit disproportionately from policy stimulus, while growth would be restrained by new regulations. Equity performance also suffered from the Portfolio’s emphasis on emerging markets over developed international markets, which we implemented in the expectation that the developing world would benefit broadly from Chinese government economic intervention. Among the Portfolio’s fixed-income holdings, performance benefited from exposure to convertible bonds, but the Portfolio’s position in cash and short maturity municipal bonds failed to match the returns available on longer duration3 instruments.

How did you allocate the Portfolio’s assets during the reporting period and why?

The Portfolio’s management considers a variety of factors in allocating the assets, including the portfolio-level characteristics of the Underlying Portfolios/Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In late 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Portfolio’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy and slowing external growth. Conditions were improving as we entered the reporting period. Stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Portfolio’s equity exposure until, by the late April, it was again close to neutral. Markets dropped in May 2019 on renewed trade friction and mounting concerns within manufacturing areas of the industrial sector before rebounding in June 2019 on signs of potential

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 17 for more information on benchmark and peer group returns.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

20	MainStay VP Moderate Allocation Portfolio

monetary policy support and possible progress in trade negotiations. The Portfolio’s positioning maintained relative stability throughout the reporting period.

We believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Portfolio’s assets to stocks of developing nations over those of the developed world. However, the Chinese economy remained more sluggish than we anticipated during the reporting period. Second, the Portfolio allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Portfolio to favor small companies over larger multinationals that we believed were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long maturity bonds. Third, in 2018 we introduced a value bias to the Portfolio, driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Portfolio, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads4 widened in late 2018, and valuations appeared more reasonable. Within speculative-grade credit, the Portfolio avoided floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Portfolio’s duration slightly short in the expectation that the yield curve5 would steepen should events bear out our opinion that growth remained entrenched and the next recession was still some distance off. The Portfolio’s positioning on credit mildly enhanced returns, but those benefits were undercut by the negative effects of the Portfolio’s duration position.

How did the Portfolio’s allocations change over the course of the reporting period?

We lowered the Portfolio’s equity exposure during the reporting period in part by reducing its positions in the IQ Chaikin U.S. Large Cap ETF and the IQ 50 Percent Hedged FTSE International

ETF. The Portfolio kept some of the proceeds in cash rather than investing in fixed-income securities, given our duration strategy.

Within equities, we made the Portfolio’s value bias a little less pronounced by allocating more assets to the MainStay VP Large Cap Growth Portfolio and the MainStay VP MacKay Growth Equity Portfolio. We also lowered the Portfolio’s exposure to the MainStay Cushing Renaissance Advantage Fund and the MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we anticipated.

During the reporting period, the MainStay VP Epoch U.S. Small Cap Portfolio merged into the MainStay VP MacKay Small Cap Core Portfolio; the Portfolio maintained its position through the merger. In another merger, MainStay Epoch Global Choice Fund merged into the MainStay Epoch Capital Growth Fund. In that instance, the Portfolio exited its position prior to the merger date. A new Underlying Fund was also added during the reporting period: the IQ International 500 ETF. The Portfolio’s exposure to this Underlying Fund remained quite small as of June 30, 2019 but was expected to grow.

In the fixed-income portion of the Portfolio, we reduced the position in the MainStay VP Indexed Bond Portfolio and redirected the proceeds to the MainStay VP Bond Portfolio and the MainStay Short Duration High Yield Fund, thereby slightly increasing the Portfolio’s exposure to credit and shortening average maturity.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest total returns came from the MainStay VP Large Cap Growth Portfolio, the MainStay Epoch U.S. All Cap Fund, and the MainStay VP Eagle Small Cap Growth Portfolio. At the other end of the spectrum, the IQ Global Resources ETF, the IQ 500 International ETF, and the MainStay MacKay International Opportunities Fund produced the lowest total returns.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant contributions to the Portfolio’s equity returns were the MainStay VP Large Cap Growth Portfolio, the MainStay VP T.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

21

Rowe Price Equity Income Portfolio, and the MainStay Epoch U.S. Call Cap Fund. (Contributions take weightings and total returns into account.) Detractors from the Portfolio’s equity performance included the MainStay Epoch U.S. Equity Yield Fund, the MainStay VP International Equity Portfolio, and the MainStay VP S&P 500 Fund, though all generated positive returns.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Within credit markets, spreads recovered from the stress of late 2018, compressing through late February 2019 and then holding generally steady through the end of the reporting period as softening economic conditions were balanced by rising expectations of policy support. Several factors affected investments in the high-grade market, including surprisingly soft inflation readings, a decline in unit labor costs, weak global manufacturing data and expectations of increasingly relaxed monetary policy from many of the world’s central banks. As a result, yields fell across the curve leading to an inversion in some segments.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

The equity sensitivity of convertible bonds made this segment the strongest positive contributor to the Portfolio’s performance.

Most other segments also fared well, with high-yielding and longer-duration bonds performing best. High-quality, short-maturity instruments trailed the pack, but still posted positive results.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

During the reporting period, the MainStay VP Indexed Bond Portfolio, the MainStay VP Bond Portfolio and the MainStay VP Convertibles Portfolio made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio. Over the same period, the Portfolio’s cash position, the MainStay Total Return Bond Fund and the MainStay MacKay Short Term Municipal Fund were the most significant detractors from the performance of the fixed-income portion of the Portfolio, though all provided positive returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

22	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Affiliated Investment Companies 96.5%†
Equity Funds 59.2%
IQ 50 Percent Hedged FTSE International ETF (a)	1,319,677	$26,868,624
IQ 500 International ETF	96,618	2,591,797
IQ Chaikin U.S. Large Cap ETF (a)	1,533,944	37,719,683
IQ Chaikin U.S. Small Cap ETF (a)	568,325	14,128,559
IQ Global Resources ETF (a)	582,594	15,904,816
MainStay Cushing MLP Premier Fund Class I	260,124	2,889,981
MainStay Epoch Capital Growth Fund Class I (a)(b)	904,094	11,563,364
MainStay Epoch International Choice Fund Class I (a)	1,167,890	41,284,896
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,556,119	44,193,789
MainStay Epoch U.S. Equity Yield Fund Class R6	184,498	3,068,201
MainStay MacKay International Opportunities Fund Class I (a)	3,591,346	27,904,756
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	4,649,041	39,191,418
MainStay MAP Equity Fund Class I (a)	1,288,143	53,767,106
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	1,089,956	9,439,031
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	1,032,752	15,061,379
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	6,248,276	56,021,652
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	2,623,459	42,083,606
MainStay VP Large Cap Growth Portfolio Initial Class (a)	1,752,279	46,648,914
MainStay VP MacKay Common Stock Portfolio Initial Class (a)	993,093	28,856,530
MainStay VP MacKay Growth Portfolio Initial Class (a)	1,423,662	46,232,339
MainStay VP MacKay International Equity Portfolio Initial Class	297,370	5,021,540
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	2,466,577	34,007,507
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	66,971	3,816,303
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	2,595,150	28,493,752
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,404,875	58,060,974

Total Equity Funds (Cost $668,611,204)		694,820,517

	Shares	Value
Fixed Income Funds 37.3%
IQ Enhanced Core Bond U.S. ETF (a)	2,206,899	$42,317,288
IQ Enhanced Core Plus Bond U.S. ETF	325,555	6,346,695
IQ S&P High Yield Low Volatility Bond ETF (a)	177,040	4,446,926
MainStay MacKay High Yield Municipal Bond Fund Class I	1,454,776	18,737,518
MainStay MacKay Short Duration High Yield Fund Class I (a)	5,411,995	53,470,506
MainStay MacKay Short Term Municipal Fund Class I (a)	2,149,187	20,675,176
MainStay MacKay Total Return Bond Fund Class R6	112,594	1,205,877
MainStay VP Bond Portfolio Initial Class (a)	5,495,022	80,330,809
MainStay VP Floating Rate Portfolio Initial Class (a)	4,448,285	39,546,629
MainStay VP Indexed Bond Portfolio Initial Class (a)	11,055,500	114,875,120
MainStay VP MacKay Convertible Portfolio Initial Class (a)	1,090,437	15,482,165
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	590,421	5,986,362
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	2,555,317	25,150,999
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,159,322	10,121,160

Total Fixed Income Funds (Cost $427,963,672)		438,693,230

Total Affiliated Investment Companies (Cost $1,096,574,876)		1,133,513,747

Short-Term Investment 3.4%
Affiliated Investment Company 3.4%
MainStay U.S. Government Liquidity Fund, 2.03% (c)	39,811,485	39,811,485

Total Short-Term Investment (Cost $39,811,485)		39,811,485

Total Investments (Cost $1,136,386,361)	99.9%	1,173,325,232
Other Assets, Less Liabilities	0.1	965,844
Net Assets	100.0%	$1,174,291,076

†	Percentages indicated are based on Portfolio net assets.

(a)	As of June 30, 2019, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	Current yield as of June 30, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$694,820,517	$—	$—	$694,820,517
Fixed Income Funds	438,693,230	—	—	438,693,230
Short-Term Investment	39,811,485	—	—	39,811,485

Total Investments in Securities	$1,173,325,232	$—	$—	$1,173,325,232

(a)	For a complete listing of investments, see the Portfolio of Investments.

24	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,136,386,361)	$1,173,325,232
Cash	19,379
Receivables:
Investment securities sold	1,335,980
Dividends and Interest	756,471
Portfolio shares sold	243,042
Other assets	5,812

Total assets	1,175,685,916

Liabilities
Payables:
Investment securities purchased	754,011
Portfolio shares redeemed	317,162
NYLIFE Distributors (See Note 3)	230,607
Shareholder communication	49,763
Professional fees	27,731
Custodian	4,653
Trustees	1,580
Accrued expenses	9,333

Total liabilities	1,394,840

Net assets	$1,174,291,076

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$102,528
Additional paid-in capital	1,111,417,733

1,111,520,261
Total distributable earnings (loss)	62,770,815

Net assets	$1,174,291,076

Initial Class
Net assets applicable to outstanding shares	$43,984,466

Shares of beneficial interest outstanding	3,802,886

Net asset value per share outstanding	$11.57

Service Class
Net assets applicable to outstanding shares	$1,130,306,610

Shares of beneficial interest outstanding	98,725,550

Net asset value per share outstanding	$11.45

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,805,434
Interest	891

Total income	5,806,325

Expenses
Distribution/Service—Service Class (See Note 3)	1,419,462
Shareholder communication	50,414
Professional fees	50,135
Trustees	15,004
Custodian	5,907
Miscellaneous	16,947

Total expenses	1,557,869

Net investment income (loss)	4,248,456

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(11,119,139)
Realized capital gain distributions from affiliated investment companies	2,985,420

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(8,133,719)

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	136,566,759

Net realized and unrealized gain (loss) on investments	128,433,040

Net increase (decrease) in net assets resulting from operations	$132,681,496

26	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,248,456	$22,527,564
Net realized gain (loss) on investments and investments from affiliated investment companies	(8,133,719)	53,481,816
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	136,566,759	(185,630,627)

Net increase (decrease) in net assets resulting from operations	132,681,496	(109,621,247)

Distributions to shareholders:
Initial Class	—	(2,565,757)
Service Class	—	(62,823,221)

Total distributions to shareholders	—	(65,388,978)

Capital share transactions:
Net proceeds from sale of shares	19,648,732	106,545,338
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	65,388,978
Cost of shares redeemed	(124,435,754)	(188,840,859)

Increase (decrease) in net assets derived from capital share transactions	(104,787,022)	(16,906,543)

Net increase (decrease) in net assets	27,894,474	(191,916,768)

Net Assets
Beginning of period	1,146,396,602	1,338,313,370

End of period	$1,174,291,076	$1,146,396,602

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.33		$11.89	$10.57	$10.59	$12.03	$12.61

Net investment income (loss) (a)	0.05		0.23	0.20	0.19	0.20	0.23

Net realized and unrealized gain (loss) on investments	1.19		(1.16)	1.36	0.48	(0.39)	0.33

Total from investment operations	1.24		(0.93)	1.56	0.67	(0.19)	0.56

Less dividends and distributions:

From net investment income	—		(0.27)	(0.19)	(0.24)	(0.30)	(0.29)

From net realized gain on investments	—		(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	—		(0.63)	(0.24)	(0.69)	(1.25)	(1.14)

Net asset value at end of period	$11.57		$10.33	$11.89	$10.57	$10.59	$12.03

Total investment return (b)	12.00	%(c)	(8.40%)	14.97%	6.41%	(1.61%)	4.62%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.96	%††	1.99%	1.79%	1.76%	1.69%	1.80%

Net expenses (d)	0.02	%††	0.02%	0.02%	0.03%	0.02%	0.03%

Portfolio turnover rate	15%		52%	33%	40%	36%	46%

Net assets at end of period (in 000’s)	$43,984		$43,161	$49,419	$43,873	$41,551	$41,706

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.23		$11.79	$10.48	$10.51	$11.95	$12.53

Net investment income (loss) (a)	0.04		0.20	0.17	0.16	0.17	0.19

Net realized and unrealized gain (loss) on investments	1.18		(1.16)	1.36	0.47	(0.39)	0.34

Total from investment operations	1.22		(0.96)	1.53	0.63	(0.22)	0.53

Less dividends and distributions:

From net investment income	—		(0.24)	(0.17)	(0.21)	(0.27)	(0.26)

From net realized gain on investments	—		(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	—		(0.60)	(0.22)	(0.66)	(1.22)	(1.11)

Net asset value at end of period	$11.45		$10.23	$11.79	$10.48	$10.51	$11.95

Total investment return (b)	11.93	%(c)	(8.63%)	14.68%	6.14%	(1.86%)	4.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.71	%††	1.73%	1.53%	1.52%	1.44%	1.51%

Net expenses (d)	0.27	%††	0.27%	0.27%	0.28%	0.27%	0.28%

Portfolio turnover rate	15%		52%	33%	40%	36%	46%

Net assets at end of period (in 000’s)	$1,130,307		$1,103,235	$1,288,895	$1,171,213	$1,137,619	$1,154,403

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

28	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	13.86%	2.07%	4.90%	9.93%	0.87%
Service Class Shares	2/13/2006	13.71	1.81	4.64	9.65	1.12

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.54%	10.42%	10.71%	14.70%
MSCI EAFE® Index[4]	14.03	1.08	2.25	6.90
Bloomberg Barclays U.S. Aggregate Bond Index[5]	6.11	7.87	2.95	3.90
Moderate Growth Allocation Composite Index[6]	15.20	8.30	7.57	11.25
Morningstar Allocation—70% to 85% Equity Category Average[7]	13.59	4.23	5.20	9.74

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

29

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,138.60	$0.11	$1,024.70	$0.10	0.02%

Service Class Shares	$1,000.00	$1,137.10	$1.43	$1,023.46	$1.35	0.27%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

30	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 35 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

31

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Moderate Growth Allocation Portfolio returned 13.86% for Initial Class shares and 13.71% for Service Class shares. Over the same period, both share classes underperformed the 18.54% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and the 14.03% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2019, both share classes outperformed the 6.11% return of the Bloomberg Barclays U.S. Aggregate Bond Index and underperformed the 15.20% return of the Moderate Growth Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 13.59% return of the Morningstar Allocation—70% to 85% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Portfolios/Funds, some of which detracted materially from active returns. Prominent examples of Underlying Portfolios/Funds that struggled to meet their objectives included the MainStay MacKay VP Small Cap Core Portfolio, the MainStay MacKay US Equity Opportunities Fund, the IQ Chaikin US Small Cap ETF and the IQ ARB Global Resources ETF.

Asset class policy provided a modest lift to relative performance through successful management of the Portfolio’s overall stock/ bond blend. The Portfolio increased its equity exposure based on perceived market weakness during the fourth quarter of 2018 and maintained the increased exposure well into 2019 as stock prices recovered, although positioning returned to nearly neutral by mid spring and remained near that level through the end of the reporting period. Within equities, a preference for large company stocks over those of smaller firms was well rewarded. However, returns were undermined by the Portfolio’s tilt toward value-oriented over growth-oriented securities, a position reflecting our belief that value-oriented stocks would benefit disproportionately from policy stimulus, while growth would be restrained by new regulations. Equity performance also suffered from the Portfolio’s emphasis on emerging markets over developed international markets, which we implemented in the expectation that the developing world would benefit broadly from Chinese government economic intervention. Among the Portfolio’s fixed-income holdings, performance benefited from exposure to convertible bonds, but the Portfolio’s position in cash and short maturity municipal bonds failed to match the returns available on longer duration3 instruments.

How did you allocate the Portfolio’s assets during the reporting period and why?

The Portfolio’s management considers a variety of factors in allocating the assets, including the portfolio-level characteristics of the Underlying Portfolios/Funds (such as capitalization, style biases, sector exposures, credit quality and duration) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

In late 2018, just before the reporting period began, we took advantage of declining stock prices to increase the Portfolio’s exposure to equities in the belief that economic fundamentals remained sound despite concerns around trade negotiations, monetary policy and slowing external growth. Conditions were improving as we entered the reporting period. Stocks climbed steadily through the first four months of 2019, supported by increasing signs of progress in trade negotiations, signals from the U.S. Federal Reserve Board of a pause in interest-rate hikes and sweeping Chinese government actions across fiscal, monetary and regulatory fronts to bolster economic activity. As equity markets rose, we gradually trimmed the Portfolio’s equity exposure until, by late April 2019, it was again close to neutral. Markets dropped in May 2019 on renewed trade friction and mounting concerns within manufacturing areas of the industrial sector before rebounding in June 2019 on signs of potential

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 29 for more information on benchmark and peer group returns.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

32	MainStay VP Moderate Growth Allocation Portfolio

monetary policy support and possible progress in trade negotiations. The Portfolio’s positioning maintained relative stability throughout the reporting period.

We believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Portfolio’s assets to stocks of developing nations over those of the developed world. However, the Chinese economy remained more sluggish than we anticipated during the reporting period. Second, the Portfolio allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Portfolio to favor small companies over larger multinationals that we believed were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long maturity bonds. Third, in 2018 we introduced a value bias to the Portfolio, driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

In the fixed-income portion of the Portfolio, we shifted overall credit exposure from being slightly underweight to being effectively neutral as spreads4 widened in late 2018, and valuations appeared more reasonable. Within speculative-grade credit, the Portfolio avoided floating-rate bonds due to concerns about excessive leverage and poor underwriting. At the same time, we kept the Portfolio’s duration slightly short in the expectation that the yield curve5 would steepen should events bear out our opinion that growth remained entrenched and the next recession was still some distance off. The Portfolio’s positioning on credit mildly enhanced returns, but those benefits were undercut by the negative effects of the Portfolio’s duration position.

How did the Portfolio’s allocations change over the course of the reporting period?

We lowered the Portfolio’s equity exposure during the reporting period in part by reducing its positions in the IQ Chaikin US Large Cap ETF and the IQ 50% Hedged FTSE International ETF. The Portfolio kept some of the proceeds in cash rather than investing in fixed-income securities, given our duration strategy.

Within equities, we made the Portfolio’s value bias a little less pronounced by allocating more assets to the MainStay VP Large Cap Growth Portfolio and the MainStay VP MacKay Growth Equity Portfolio. We also lowered the Portfolio’s exposure to the MainStay Cushing Renaissance Advantage Fund and the MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we anticipated.

During the reporting period, the MainStay VP Epoch U.S. Small Cap Portfolio merged into the MainStay VP MacKay Small Cap Core Portfolio; the Portfolio maintained its position through the merger. In another merger, MainStay Epoch Global Choice Fund merged into the MainStay Epoch Capital Growth Fund. In that instance, the Portfolio exited its position prior to the merger date. A new Underlying Fund was added during the reporting period: the IQ International 500 ETF. The Portfolio’s exposure to this Underlying Fund remained quite small as of June 30, 2019 but was expected to grow.

In the fixed-income portion of the Portfolio, we reduced the position in the MainStay VP Indexed Bond Portfolio and MainStay VP Bond Portfolio, and redirected the proceeds to the MainStay Short Duration High Yield Fund, thereby slightly increasing the Portfolio’s exposure to credit and shortening average maturity.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest total returns came from the MainStay VP Large Cap Growth Portfolio, the MainStay Epoch U.S. All Cap Fund, and the MainStay VP Eagle Small Cap Growth Portfolio. At the other end of the spectrum, the IQ Global Resources ETF, the IQ 500 International ETF, and the MainStay MacKay International Opportunities Fund produced the lowest total returns.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant contributions to the Portfolio’s equity returns were the MainStay Epoch All Cap Fund, the MainStay VP T. Rowe Price Equity Income Portfolio and the MainStay VP Mid Cap Core Portfolio. (Contributions take weightings and total returns into account.) Detractors from the Portfolio’s equity performance included the MainStay Epoch U.S. Equity Yield Fund, the

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

33

MainStay VP S&P 500 Fund and the IQ 500 International ETF, though all generated positive returns.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Within credit markets, spreads recovered from the stress of late 2018, compressing through late February 2019 and then holding generally steady through the end of the reporting period as softening economic conditions were balanced by rising expectations of policy support. Several factors affected investments in the high-grade market, including surprisingly soft inflation readings, a decline in unit labor costs, weak global manufacturing data and expectations of increasingly relaxed monetary policy from many of the world’s central banks. As a result, yields fell across the curve leading to an inversion in some segments.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

The equity sensitivity of convertible bonds made this segment the strongest positive contributor to the Portfolio’s performance.

Most other segments also fared well, with high-yielding and longer-duration bonds performing best. High-quality, short-maturity instruments trailed the pack, but still posted positive results.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

During the reporting period, the MainStay VP Convertibles Portfolio, the MainStay Short Duration High Yield Fund and the MainStay VP Floating Rate Portfolio made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio. Over the same period, the Portfolio’s cash position, the MainStay Total Return Bond Fund and the IQ S&P High Yield Low Volatility Bond ETF were the most significant detractors from the performance of the fixed-income portion of the Portfolio, though all provided positive returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

34	MainStay VP Moderate Growth Allocation Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Affiliated Investment Companies 96.8%†
Equity Funds 79.3%
IQ 50 Percent Hedged FTSE International ETF (a)	2,496,314	$50,824,953
IQ 500 International ETF (a)	546,882	14,670,219
IQ Chaikin U.S. Large Cap ETF (a)	3,019,997	74,261,726
IQ Chaikin U.S. Small Cap ETF (a)	1,373,462	34,144,265
IQ Global Resources ETF (a)	1,383,597	37,772,198
MainStay Cushing MLP Premier Fund Class I	443,037	4,922,144
MainStay Epoch Capital Growth Fund Class I (a)(b)	1,604,405	20,520,340
MainStay Epoch International Choice Fund Class I (a)	2,696,137	95,308,454
MainStay Epoch U.S. All Cap Fund Class R6 (a)	4,100,791	116,462,474
MainStay Epoch U.S. Equity Yield Fund Class R6	290,344	4,828,427
MainStay MacKay International Opportunities Fund Class I (a)	8,975,338	69,738,379
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	9,419,284	79,404,566
MainStay MAP Equity Fund Class I (a)	2,340,264	97,682,617
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	1,883,609	16,312,071
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	4,040,804	58,929,987
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	13,325,884	119,479,035
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	6,733,910	108,020,441
MainStay VP Large Cap Growth Portfolio Initial Class (a)	3,347,019	89,103,844
MainStay VP MacKay Common Stock Portfolio Initial Class (a)	1,657,293	48,156,334
MainStay VP MacKay Growth Portfolio Initial Class (a)	2,776,493	90,164,530
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,257,364	21,232,508
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	7,819,080	107,804,233
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	84,807	4,832,650
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	8,124,306	89,201,753
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	10,876,605	143,365,303

Total Equity Funds (Cost $1,562,673,637)		1,597,143,451

	Shares	Value
Fixed Income Funds 17.5%
IQ Enhanced Core Plus Bond U.S. ETF (a)	903,267	$17,609,190
IQ S&P High Yield Low Volatility Bond ETF	79,522	1,997,450
MainStay MacKay High Yield Municipal Bond Fund Class I	2,411,455	31,059,538
MainStay MacKay Short Duration High Yield Fund Class I (a)	9,420,908	93,078,567
MainStay MacKay Short Term Municipal Fund Class I (a)	4,232,082	40,712,625
MainStay MacKay Total Return Bond Fund Class R6	32,272	345,638
MainStay VP Bond Portfolio Initial Class (a)	1,290,510	18,865,751
MainStay VP Floating Rate Portfolio Initial Class (a)	7,377,807	65,590,993
MainStay VP MacKay Convertible Portfolio Initial Class (a)	1,837,007	26,082,067
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	231,478	2,346,993
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	3,858,768	37,980,368
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	2,019,091	17,627,146

Total Fixed Income Funds (Cost $347,941,390)		353,296,326

Total Affiliated Investment Companies (Cost $1,910,615,027)		1,950,439,777

Short-Term Investment 3.2%
Affiliated Investment Company 3.2%
MainStay U.S. Government Liquidity Fund, 2.03% (c)	65,031,090	65,031,090

Total Short-Term Investment (Cost $65,031,090)		65,031,090

Total Investments (Cost $1,975,646,117)	100.0%	2,015,470,867
Other Assets, Less Liabilities	(0.0)‡	(488,700)
Net Assets	100.0%	$2,014,982,167

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	As of June 30, 2019, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	Current yield as of June 30, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,597,143,451	$—	$—	$1,597,143,451
Fixed Income Funds	353,296,326	—	—	353,296,326
Short-Term Investment	65,031,090	—	—	65,031,090

Total Investments in Securities	$2,015,470,867	$—	$—	$2,015,470,867

(a)	For a complete listing of investments, see the Portfolio of Investments.

36	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,975,646,117)	$2,015,470,867
Cash	33,005
Receivables:
Investment securities sold	1,634,265
Dividends and Interest	1,227,762
Portfolio shares sold	107,258
Other assets	9,808

Total assets	2,018,482,965

Liabilities
Payables:
Portfolio shares redeemed	1,734,501
Investment securities purchased	1,228,827
NYLIFE Distributors (See Note 3)	390,703
Shareholder communication	89,908
Professional fees	34,046
Custodian	4,919
Trustees	2,681
Accrued expenses	15,213

Total liabilities	3,500,798

Net assets	$2,014,982,167

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$169,232
Additional paid-in capital	1,864,059,066

1,864,228,298
Total distributable earnings (loss)	150,753,869

Net assets	$2,014,982,167

Initial Class
Net assets applicable to outstanding shares	$89,493,795

Shares of beneficial interest outstanding	7,433,233

Net asset value per share outstanding	$12.04

Service Class
Net assets applicable to outstanding shares	$1,925,488,372

Shares of beneficial interest outstanding	161,799,242

Net asset value per share outstanding	$11.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$9,632,924
Interest	1,387

Total income	9,634,311

Expenses
Distribution/Service—Service Class (See Note 3)	2,414,118
Shareholder communication	88,162
Professional fees	72,336
Trustees	25,799
Custodian	6,347
Miscellaneous	27,805

Total expenses	2,634,567

Net investment income (loss)	6,999,744

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(28,139,740)
Realized capital gain distributions from affiliated investment companies	9,669,017

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(18,470,723)

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	270,988,417

Net realized and unrealized gain (loss) on investments	252,517,694

Net increase (decrease) in net assets resulting from operations	$259,517,438

38	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,999,744	$32,478,085
Net realized gain (loss) on investments and investments from affiliated investment companies	(18,470,723)	154,490,784
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	270,988,417	(425,456,108)

Net increase (decrease) in net assets resulting from operations	259,517,438	(238,487,239)

Distributions to shareholders:
Initial Class	—	(5,592,425)
Service Class	—	(128,359,468)

Total distributions to shareholders	—	(133,951,893)

Capital share transactions:
Net proceeds from sale of shares	13,819,235	115,635,373
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	133,951,893
Cost of shares redeemed	(188,461,447)	(301,081,497)

Increase (decrease) in net assets derived from capital share transactions	(174,642,212)	(51,494,231)

Net increase (decrease) in net assets	84,875,226	(423,933,363)

Net Assets
Beginning of period	1,930,106,941	2,354,040,304

End of period	$2,014,982,167	$1,930,106,941

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.57		$12.61	$11.00	$11.08	$12.78	$13.36

Net investment income (loss) (a)	0.05		0.21	0.17	0.18	0.17	0.20

Net realized and unrealized gain (loss) on investments	1.42		(1.47)	1.86	0.64	(0.49)	0.39

Total from investment operations	1.47		(1.26)	2.03	0.82	(0.32)	0.59

Less dividends and distributions:

From net investment income	—		(0.24)	(0.18)	(0.24)	(0.30)	(0.25)

From net realized gain on investments	—		(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	—		(0.78)	(0.42)	(0.90)	(1.38)	(1.17)

Net asset value at end of period	$12.04		$10.57	$12.61	$11.00	$11.08	$12.78

Total investment return (b)	13.91	%(c)	(10.73%)	18.62%	7.56%	(2.35%)	4.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.94	%††	1.71%	1.43%	1.60%	1.38%	1.51%

Net expenses (d)	0.02	%††	0.02%	0.02%	0.03%	0.02%	0.03%

Portfolio turnover rate	16%		44%	31%	33%	34%	44%

Net assets at end of period (in 000’s)	$89,494		$80,133	$90,089	$76,025	$68,000	$66,849

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.47		$12.49	$10.90	$10.99	$12.68	$13.28

Net investment income (loss) (a)	0.04		0.17	0.14	0.14	0.14	0.17

Net realized and unrealized gain (loss) on investments	1.39		(1.44)	1.84	0.64	(0.47)	0.38

Total from investment operations	1.43		(1.27)	1.98	0.78	(0.33)	0.55

Less dividends and distributions:

From net investment income	—		(0.21)	(0.15)	(0.21)	(0.28)	(0.23)

From net realized gain on investments	—		(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	—		(0.75)	(0.39)	(0.87)	(1.36)	(1.15)

Net asset value at end of period	$11.90		$10.47	$12.49	$10.90	$10.99	$12.68

Total investment return (b)	13.66	%(c)	(10.95%)	18.32%	7.30%	(2.59%)	4.33%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.68	%††	1.42%	1.17%	1.32%	1.13%	1.28%

Net expenses (d)	0.27	%††	0.27%	0.27%	0.28%	0.27%	0.28%

Portfolio turnover rate	16%		44%	31%	33%	34%	44%

Net assets at end of period (in 000’s)	$1,925,488		$1,849,974	$2,263,952	$1,990,699	$1,869,969	$1,855,721

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

40	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	15.61%	1.25%	5.31%	10.77%	0.90%
Service Class Shares	2/13/2006	15.47	1.00	5.05	10.49	1.15

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.54%	10.42%	10.71%	14.70%
MSCI EAFE® Index[4]	14.03	1.08	2.25	6.90
Growth Allocation Composite Index[5]	17.40	8.07	8.59	12.92
Morningstar Allocation—85%+ Equity Category Average[6]	15.80	3.79	5.79	10.95

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus , as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

41

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,156.10	$0.11	$1,024.70	$0.10	0.02%

Service Class Shares	$1,000.00	$1,154.70	$1.44	$1,023.46	$1.35	0.27%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

42	MainStay VP Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 46 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

43

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Growth Allocation Portfolio returned 15.61% for Initial Class shares and 15.47% for Service Class shares. Over the same period, both share classes underperformed the 18.54% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, but outperformed the 14.03% return of the MSCI EAFE® Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2019, both share classes underperformed the 17.40% return of the Growth Allocation Composite Index, which is an additional benchmark of the Portfolio. Over the same period, both share classes underperformed the 15.80% return of the Morningstar Allocation—85%+ Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in U.S. equities, international equities, and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting relative performance for the Portfolio versus the performance of a weighted combination of indices is the net performance of the Underlying Portfolios/Funds themselves relative to their respective benchmarks. This reporting period again proved to be challenging for the Underlying Portfolios/Funds, some of which detracted materially from active returns. Prominent examples of Underlying Portfolios/Funds that struggled to meet their objectives included the MainStay MacKay VP Small Cap Core Portfolio, the MainStay MacKay US Equity Opportunities Fund, the IQ Chaikin US Small Cap ETF and the IQ ARB Global Resources ETF.

Asset class policy provided a modest drag to the Portfolio’s relative performance. While a preference for large company stocks over those of smaller firms was well rewarded, returns were undermined by the Portfolio’s tilt toward value-oriented over growth-oriented securities. This position reflecting our belief that value-oriented stocks would benefit disproportionately from policy stimulus, while growth would be restrained by new regulations. Performance also suffered from the Portfolio’s emphasis on emerging markets over developed international markets, which we implemented in the expectation that the developing world would benefit broadly from Chinese government economic intervention.

How did you allocate the Portfolio’s assets during the reporting period and why?

The Portfolio’s management considers a variety of factors in allocating the assets, including the portfolio-level characteristics of the Underlying Portfolios/Funds (such as capitalization, style biases and sector exposures) and the attributes of the individual holdings within those funds (valuation metrics, earnings data and technical indicators). Generally, we seek to invest in funds that correspond well to our desired asset class exposures, which is to say that they occupy attractively valued segments of the market and appear positioned to benefit from the current economic environment.

We believed that, in light of aggressive government actions, Chinese economic reacceleration was likely to continue, and that the impact would be felt as a tailwind for most emerging markets. In response, we allocated a relatively large percentage of the Portfolio’s assets to stocks of developing nations over those of the developed world. However, during the reporting period the Chinese economy remained more sluggish than we anticipated. Second, the Portfolio allocated assets disproportionately across the capitalization spectrum and by industry. Whereas we had previously positioned the Portfolio to favor small companies over larger multinationals that we believed were less likely to benefit from tax reform and industry deregulation, we later reversed that position. As the reporting period progressed, we saw comparatively weak earnings trends within the small-cap universe, with a disconcerting number of firms producing negative earnings. We also anticipated that small-cap companies might prove more vulnerable to rising interest rates than large companies that have locked in lower rates by issuing long maturity bonds. Third, in 2018 we introduced a value bias to the Portfolio, driven primarily by concerns regarding potential developments in litigation, regulation and competition in the information technology, energy and financials sectors. During the reporting period, that bias detracted from performance as growth companies continued to lead the market higher.

How did the Portfolio’s allocations change over the course of the reporting period?

We made the Portfolio’s bias toward value-oriented equities a little less pronounced by increasing allocations to the MainStay VP Large Cap Growth Portfolio and the MainStay VP MacKay Growth Equity Portfolio. We also lowered exposure to the

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See page 41 for more information on benchmark and peer group returns.

44	MainStay VP Growth Allocation Portfolio

MainStay Cushing Renaissance Advantage Fund and the MainStay Cushing MLP Premier Fund as energy assets failed to respond to rising crude oil prices to the degree we anticipated.

During the reporting period, the MainStay VP Epoch U.S. Small Cap Portfolio merged into the MainStay VP MacKay Small Cap Core Portfolio; the Portfolio maintained its position through the merger. In another merger, MainStay Epoch Global Choice Fund merged into the MainStay Epoch Capital Growth Fund. In that instance, the Portfolio exited its position prior to the merger date. A new Underlying Fund was also added during the reporting period: the IQ International 500 ETF.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the full reporting period, the highest total returns came from the MainStay VP Large Cap Growth Portfolio, the MainStay Epoch

U.S. All Cap Fund and the MainStay VP Eagle Small Cap Growth Portfolio. At the other end of the spectrum, the IQ Global Resources ETF, the IQ 500 International ETF and the MainStay MacKay International Opportunities Fund produced the lowest total returns.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds making the most significant contributions to the Portfolio’s equity returns were the MainStay Epoch U.S. All Cap Fund, the MainStay VP T. Rowe Price Equity Income Portfolio and the MainStay VP Large Cap Growth Portfolio. (Contributions take weightings and total returns into account.) Detractors from the Portfolio’s equity performance included the MainStay Epoch U.S. Equity Yield Fund, the MainStay VP S&P 500 Fund and the IQ 500 International ETF, though all generated positive returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

45

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Affiliated Investment Companies 98.9%†
Equity Funds 98.9%
IQ 50 Percent Hedged FTSE International ETF (a)	1,425,717	$29,027,598
IQ 500 International ETF (a)	1,108,972	29,748,396
IQ Chaikin U.S. Large Cap ETF (a)	2,387,617	58,711,502
IQ Chaikin U.S. Small Cap ETF (a)	1,099,384	27,330,686
IQ Global Resources ETF (a)	768,228	20,972,624
MainStay Cushing MLP Premier Fund Class I	238,722	2,652,202
MainStay Epoch Capital Growth Fund Class I (a)(b)	796,609	10,188,634
MainStay Epoch International Choice Fund Class I (a)	1,724,000	60,943,391
MainStay Epoch U.S. All Cap Fund Class R6 (a)	2,738,613	77,776,602
MainStay Epoch U.S. Equity Yield Fund Class R6	14,829	246,601
MainStay MacKay International Opportunities Fund Class I (a)	5,579,135	43,349,882
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	6,282,917	52,964,993
MainStay MAP Equity Fund Class I (a)	1,822,703	76,079,617
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	1,020,699	8,839,263
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	2,294,690	33,465,144
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	8,577,927	76,909,157
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	4,254,161	68,242,130
MainStay VP Large Cap Growth Portfolio Initial Class (a)	2,680,606	71,362,694
MainStay VP MacKay Common Stock Portfolio Initial Class (a)	1,402,466	40,751,762
MainStay VP MacKay Growth Portfolio Initial Class (a)	2,192,005	71,183,693
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,019,239	17,211,402
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	4,101,836	56,553,362
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	25,348	1,444,428
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	5,385,646	59,132,314
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	6,976,290	91,954,973

Total Affiliated Investment Companies (Cost $1,056,019,000)		1,087,043,050

	Shares	Value
Short-Term Investment 1.1%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 2.03% (c)	11,917,204	$11,917,204

Total Short-Term Investment (Cost $11,917,204)		11,917,204

Total Investments (Cost $1,067,936,204)	100.0%	1,098,960,254
Other Assets, Less Liabilities	(0.0)‡	(400,648)
Net Assets	100.0%	$1,098,559,606

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	As of June 30, 2019, the Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	Current yield as of June 30, 2019.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

46	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,087,043,050	$—	$—	$1,087,043,050
Short-Term Investment	11,917,204	—	—	11,917,204

Total Investments in Securities	$1,098,960,254	$—	$—	$1,098,960,254

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $1,067,936,204)	$1,098,960,254
Cash	17,784
Receivables:
Investment securities sold	435,229
Portfolio shares sold	84,546
Dividends and Interest	5,020
Other assets	5,078

Total assets	1,099,507,911

Liabilities
Payables:
Portfolio shares redeemed	643,077
NYLIFE Distributors (See Note 3)	205,756
Shareholder communication	43,631
Professional fees	26,413
Investment securities purchased	19,469
Trustees	1,349
Custodian	281
Accrued expenses	8,329

Total liabilities	948,305

Net assets	$1,098,559,606

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$91,509
Additional paid-in capital	1,013,155,675

1,013,247,184
Total distributable earnings (loss)	85,312,422

Net assets	$1,098,559,606

Initial Class
Net assets applicable to outstanding shares	$77,290,563

Shares of beneficial interest outstanding	6,370,064

Net asset value per share outstanding	$12.13

Service Class
Net assets applicable to outstanding shares	$1,021,269,043

Shares of beneficial interest outstanding	85,139,269

Net asset value per share outstanding	$12.00

48	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$2,809,751
Interest	86

Total income	2,809,837

Expenses
Distribution/Service—Service Class (See Note 3)	1,251,855
Professional fees	47,177
Shareholder communication	44,808
Trustees	13,481
Custodian	8,186
Miscellaneous	15,166

Total expenses	1,380,673

Net investment income (loss)	1,429,164

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(10,749,922)
Realized capital gain distributions from affiliated investment companies	4,922,193

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	(5,827,729)

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	157,251,939

Net realized and unrealized gain (loss) on investments	151,424,210

Net increase (decrease) in net assets resulting from operations	$152,853,374

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,429,164	$13,492,831
Net realized gain (loss) on investments and investments from affiliated investment companies	(5,827,729)	85,552,189
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	157,251,939	(244,019,650)

Net increase (decrease) in net assets resulting from operations	152,853,374	(144,974,630)

Distributions to shareholders:
Initial Class	—	(3,974,409)
Service Class	—	(53,585,629)

Total distributions to shareholders	—	(57,560,038)

Capital share transactions:
Net proceeds from sale of shares	12,862,016	106,056,712
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	57,560,038
Cost of shares redeemed	(62,712,080)	(116,309,346)

Increase (decrease) in net assets derived from capital share transactions	(49,850,064)	47,307,404

Net increase (decrease) in net assets	103,003,310	(155,227,264)

Net Assets
Beginning of period	995,556,296	1,150,783,560

End of period	$1,098,559,606	$995,556,296

50	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.50		$12.65	$10.60	$10.63	$12.12	$12.51

Net investment income (loss) (a)	0.03		0.18	0.12	0.12	0.10	0.18

Net realized and unrealized gain (loss) on investments	1.60		(1.67)	2.26	0.68	(0.49)	0.40

Total from investment operations	1.63		(1.49)	2.38	0.80	(0.39)	0.58

Less dividends and distributions:

From net investment income	—		(0.19)	(0.12)	(0.17)	(0.22)	(0.17)

From net realized gain on investments	—		(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	—		(0.66)	(0.33)	(0.83)	(1.10)	(0.97)

Net asset value at end of period	$12.13		$10.50	$12.65	$10.60	$10.63	$12.12

Total investment return (b)	15.52	%(c)	(12.78%)	22.67%	7.59%	(3.13%)	4.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.51	%††	1.42%	1.05%	1.19%	0.85%	1.43%

Net expenses (d)	0.02	%††	0.02%	0.02%	0.03%	0.03%	0.03%

Portfolio turnover rate	14%		28%	26%	21%	29%	27%

Net assets at end of period (in 000’s)	$77,291		$66,326	$76,504	$60,070	$51,447	$48,088

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$10.39		$12.53	$10.51	$10.55	$12.05	$12.45

Net investment income (loss) (a)	0.01		0.14	0.09	0.10	0.08	0.13

Net realized and unrealized gain (loss) on investments	1.60		(1.65)	2.24	0.66	(0.50)	0.42

Total from investment operations	1.61		(1.51)	2.33	0.76	(0.42)	0.55

Less dividends and distributions:

From net investment income	—		(0.16)	(0.10)	(0.14)	(0.20)	(0.15)

From net realized gain on investments	—		(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	—		(0.63)	(0.31)	(0.80)	(1.08)	(0.95)

Net asset value at end of period	$12.00		$10.39	$12.53	$10.51	$10.55	$12.05

Total investment return (b)	15.50	%(c)	(12.99%)	22.36%	7.32%	(3.37%)	4.62%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.25	%††	1.16%	0.81%	0.95%	0.65%	1.03%

Net expenses (d)	0.27	%††	0.27%	0.27%	0.28%	0.28%	0.28%

Portfolio turnover rate	14%		28%	26%	21%	29%	27%

Net assets at end of period (in 000’s)	$1,021,269		$929,230	$1,074,280	$829,780	$684,824	$550,573

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios” and each individually referred to as a “Portfolio”). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Allocation Portfolios to, among others, certain NYLIAC separate accounts. The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.

Each Allocation Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 13, 2006. Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAVs”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios’ shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the respective Allocation Portfolios to the Distributor (as defined in Note 3(B)), pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The investment objective for each Allocation Portfolio is as follows:

The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.

The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Moderate Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital.

Each Allocation Portfolio is a “fund-of-funds,” meaning that each seeks to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Portfolios/Funds”).

Note 2–Significant Accounting Policies

The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Allocation Portfolios’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the

52	MainStay VP Allocation Portfolios

assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Portfolios. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of each Allocation Portfolio’s assets and liabilities is included at the end of each Allocation Portfolio’s Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in ETFs. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Allocation Portfolios’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios’ financial statements. The Allocation Portfolios’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations.

Additionally, the Allocation Portfolios may invest in shares of ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in each Allocation Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the

53

Notes to Financial Statements (Unaudited) (continued)

amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Portfolios may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Allocation Portfolios may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Portfolio to the counterparty secured by the securities transferred to the respective Allocation Portfolio.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Portfolios mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Portfolios’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Portfolio. As of June 30, 2019, the Portfolios did not hold any repurchase agreements.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios’ Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation

Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.

The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Portfolios invest.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios’ administrative operations. For providing these services to the Allocation Portfolios, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Allocation Portfolio.

54	MainStay VP Allocation Portfolios

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay VP Conservative Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period		Purchases at Cost		Proceeds from Sales		Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)		Value, End of Period		Dividend Income		Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$25,399		$72		$(14,367)		$(1,481)	$4,165		$13,788		$353		$—	677
IQ 500 International ETF	1,531		5,613		(7,270)		125	1		—		71		—	—
IQ Chaikin U.S. Large Cap ETF	30,169		11,498		(32,269)		(352)	4,146		13,192		147		—	536
IQ Chaikin U.S. Small Cap ETF	10,379		149		(1,192)		(120)	1,320		10,536		95		—	424
IQ Enhanced Core Plus Bond U.S. ETF	21,369		4,774		(1,264)		(84)	753		25,548		241		—	1,310
IQ Global Resources ETF	6,396		27		(555)		22	490		6,380		—		—	234
IQ S&P High Yield Low Volatility Bond ETF	8,548		21		(380)		(15)	681		8,855		181		—	353
MainStay Cushing MLP Premier Fund Class I	4,813		114		(5,664)		194	598		55		114		—	5
MainStay Epoch Capital Growth Fund Class I	6,923		134		(626)		110	1,227		7,768		—		—	607
MainStay Epoch Global Choice Fund Class I	8,314		—		(8,753)		(755)	1,194		—		—		—	—
MainStay Epoch International Choice Fund Class I	16,403		59		(4,446)		116	2,117		14,249		—		—	403
MainStay Epoch U.S. All Cap Fund Class R6	11,653		2,041		(1,704)		100	2,503		14,593		—		—	514
MainStay Epoch U.S. Equity Yield Fund Class R6	860		9		(172)		(8)	106		795		10		—	48
MainStay MacKay High Yield Municipal Bond Fund Class I	11,989		289		(654)		13	467		12,104		230		—	940
MainStay MacKay International Opportunities Fund Class I	13,950		76		(6,776)		(1,658)	2,931		8,523		—		—	1,097
MainStay MacKay Short Duration High Yield Fund Class I	15,786		18,592		(988)		0 (a)	721		34,111		577		—	3,453
MainStay MacKay Short Term Municipal Fund Class I	9,836		2,251		(256)		1	79		11,911		96		—	1,238
MainStay MacKay Total Return Bond Fund Class R6	0	(a)	0	(a)	(0	)(a)	0 (a)	0	(a)	0	(a)	0	(a)	—	—
MainStay MacKay U.S. Equity Opportunities Fund Class I	11,991		153		(1,522)		(67)	1,652		12,207		—		—	1,448
MainStay MAP Equity Fund Class I	12,621		8,049		(2,527)		188	2,437		20,768		—		—	498
MainStay U.S. Government Liquidity Fund	—		85,667		(60,565)		—	—		25,102		244		—	25,102
MainStay VP Bond Portfolio Initial Class	16,614		22,347		(2,115)		25	1,834		38,705		—		—	2,648
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	13,919		190		(15,995)		(841)	2,912		185		—		—	21
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	9,899		155		(1,768)		356	1,518		10,160		—		—	697
MainStay VP Emerging Markets Equity Portfolio Initial Class	34,558		309		(13,128)		305	3,397		25,441		—		—	2,838
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	13,529		1,675		(1,377)		94	1,947		15,868		—		—	989
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class(b)	13,871		1,949		(17,791)		92	1,879		—		122		1,708	—

55

Notes to Financial Statements (Unaudited) (continued)

MainStay VP Conservative Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay VP Floating Rate Portfolio Initial Class	$36,304	$7,671	$(1,169)	$(24)	$1,038	$43,820	$1,022	$—	4,929
MainStay VP Indexed Bond Portfolio Initial Class	237,874	2,092	(43,304)	(85)	12,917	209,494	—	—	20,162
MainStay VP Large Cap Growth Portfolio Initial Class	7,988	7,814	(1,623)	410	1,783	16,372	—	—	615
MainStay VP MacKay Common Stock Portfolio Initial Class	4,184	5,092	(582)	(56)	885	9,523	—	—	328
MainStay VP MacKay Convertible Portfolio Initial Class	7,269	60	(412)	31	1,067	8,015	60	—	564
MainStay VP MacKay Growth Portfolio Initial Class	7,209	8,451	(1,405)	313	1,299	15,867	—	—	489
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	12,850	17	(675)	58	1,060	13,310	—	—	1,313
MainStay VP MacKay International Equity Portfolio Initial Class	73	2,636	(193)	15	237	2,768	—	—	164
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	21,931	134	(2,932)	78	3,211	22,422	—	—	1,626
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	3,054	—	(430)	(9)	542	3,157	—	—	55
MainStay VP MacKay Small Cap Core Portfolio Initial Class	11,841	16,508	(4,681)	(206)	(352)	23,110	—	—	2,105
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	14,943	305	(2,852)	14	364	12,774	296	—	1,298
MainStay VP PIMCO Real Return Portfolio Initial Class	7,434	9	(352)	(20)	502	7,573	—	—	867
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	21,730	561	(2,740)	2	3,320	22,873	—	—	1,735

	$726,004	$217,563	$(267,474)	$(3,119)	$68,948	$741,922	$3,859	$1,708

MainStay VP Moderate Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$40,178	$43	$(17,944)	$(1,594)	$6,186	$26,869	$672	$—	1,320
IQ 500 International ETF	1,435	12,487	(11,580)	229	21	2,592	168	—	97
IQ Chaikin U.S. Large Cap ETF	49,445	33,231	(51,635)	(1,003)	7,682	37,720	379	—	1,534
IQ Chaikin U.S. Small Cap ETF	14,029	—	(1,517)	(138)	1,755	14,129	129	—	568
IQ Enhanced Core Bond U.S. ETF	19,262	24,231	(2,247)	56	1,015	42,317	357	—	2,207
IQ Enhanced Core Plus Bond U.S. ETF	6,785	—	(632)	(8)	202	6,347	72	—	326
IQ Global Resources ETF	15,369	23	(738)	36	1,215	15,905	—	—	583
IQ S&P High Yield Low Volatility Bond ETF	4,366	—	(256)	(11)	348	4,447	92	—	177
MainStay Cushing MLP Premier Fund Class I	7,483	240	(5,923)	(749)	1,839	2,890	238	—	260
MainStay Epoch Capital Growth Fund Class I	10,195	28	(599)	98	1,841	11,563	—	—	904

56	MainStay VP Allocation Portfolios

MainStay VP Moderate Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay Epoch Global Choice Fund Class I	$14,811	$—	$(15,620)	$(1,693)	$2,502	$—	$—	$—	—
MainStay Epoch International Choice Fund Class I	45,385	58	(10,411)	(543)	6,796	41,285	—	—	1,168
MainStay Epoch U.S. All Cap Fund Class R6	41,173	134	(5,479)	(136)	8,502	44,194	—	—	1,556
MainStay Epoch U.S. Equity Yield Fund Class R6	2,770	38	(101)	7	354	3,068	38	—	184
MainStay MacKay High Yield Municipal Bond Fund Class I	19,083	614	(1,722)	38	724	18,737	363	—	1,455
MainStay MacKay International Opportunities Fund Class I	42,403	50	(18,551)	(2,438)	6,441	27,905	—	—	3,591
MainStay MacKay Short Duration High Yield Fund Class I	24,633	30,268	(2,557)	(59)	1,186	53,471	909	—	5,412
MainStay MacKay Short Term Municipal Fund Class I	15,039	6,330	(822)	4	124	20,675	152	—	2,149
MainStay MacKay Total Return Bond Fund Class R6	1,198	18	(68)	(1)	59	1,206	18	—	113
MainStay MacKay U.S. Equity Opportunities Fund Class I	38,297	111	(4,340)	(191)	5,314	39,191	—	—	4,649
MainStay MAP Equity Fund Class I	42,699	9,464	(6,110)	(862)	8,576	53,767	—	—	1,288
MainStay U.S. Government Liquidity Fund	12,668	115,272	(88,129)	—	—	39,811	395	—	39,811
MainStay VP Bond Portfolio Initial Class	82,880	89	(7,869)	(143)	5,374	80,331	—	—	5,495
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	21,424	35	(14,827)	(2,271)	5,078	9,439	—	—	1,090
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	14,078	—	(1,685)	46	2,622	15,061	—	—	1,033
MainStay VP Emerging Markets Equity Portfolio Initial Class	66,782	362	(18,624)	3,048	4,454	56,022	—	—	6,248
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	40,445	109	(4,188)	322	5,396	42,084	—	—	2,623
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class(b)	28,248	3,198	(35,707)	(326)	4,587	—	212	2,985	—
MainStay VP Floating Rate Portfolio Initial Class	30,736	9,756	(1,798)	(17)	870	39,547	904	—	4,448
MainStay VP Indexed Bond Portfolio Initial Class	123,717	118	(15,809)	240	6,609	114,875	—	—	11,056
MainStay VP Large Cap Growth Portfolio Initial Class	29,530	15,102	(6,434)	1,468	6,983	46,649	—	—	1,752
MainStay VP MacKay Common Stock Portfolio Initial Class	19,290	8,338	(1,922)	4	3,147	28,857	—	—	993
MainStay VP MacKay Convertible Portfolio Initial Class	13,940	115	(673)	46	2,054	15,482	115	—	1,090
MainStay VP MacKay Growth Portfolio Initial Class	26,406	18,584	(4,381)	969	4,654	46,232	—	—	1,424
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	5,828	16	(362)	19	485	5,986	—	—	590

57

Notes to Financial Statements (Unaudited) (continued)

MainStay VP Moderate Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay VP MacKay International Equity Portfolio Initial Class	$4,593	$33	$(185)	$30	$550	$5,021	$—	$—	297
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	49,625	—	(22,474)	(3,699)	10,555	34,007	—	—	2,467
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	3,458	—	(272)	5	625	3,816	—	—	67
MainStay VP MacKay Small Cap Core Portfolio Initial Class	15,762	28,758	(14,009)	(639)	(1,378)	28,494	—	—	2,595
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	30,403	592	(6,613)	(370)	1,139	25,151	592	—	2,555
MainStay VP PIMCO Real Return Portfolio Initial Class	10,030	164	(735)	(31)	693	10,121	—	—	1,159
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	56,005	131	(6,601)	(862)	9,388	58,061	—	—	4,405

	$1,141,886	$318,140	$(412,149)	$(11,119)	$136,567	$1,173,325	$5,805	$2,985

MainStay VP Moderate Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$65,286	$264	$(22,455)	$(1,730)	$9,460	$50,825	$1,265	$—	2,496
IQ 500 International ETF	11,649	21,986	(20,200)	1,024	211	14,670	489	—	547
IQ Chaikin U.S. Large Cap ETF	84,880	64,144	(86,530)	(2,108)	13,876	74,262	721	—	3,020
IQ Chaikin U.S. Small Cap ETF	33,168	—	(2,858)	(32)	3,866	34,144	310	—	1,373
IQ Enhanced Core Plus Bond U.S. ETF	18,942	—	(1,880)	18	529	17,609	207	—	903
IQ Global Resources ETF	35,691	67	(896)	37	2,873	37,772	—	—	1,384
IQ S&P High Yield Low Volatility Bond ETF	1,940	97	(185)	(12)	158	1,998	39	—	80
MainStay Cushing MLP Premier Fund Class I	12,812	409	(10,149)	(2,211)	4,061	4,922	409	—	443
MainStay Epoch Capital Growth Fund Class I	17,773	40	(680)	107	3,280	20,520	—	—	1,604
MainStay Epoch Global Choice Fund Class I	19,455	—	(20,521)	(2,082)	3,148	—	—	—	—
MainStay Epoch International Choice Fund Class I	99,019	—	(17,787)	(339)	14,415	95,308	—	—	2,696
MainStay Epoch U.S. All Cap Fund Class R6	108,406	19	(14,063)	(906)	23,006	116,462	—	—	4,101
MainStay Epoch U.S. Equity Yield Fund Class R6	4,356	60	(157)	8	561	4,828	60	—	290
MainStay MacKay High Yield Municipal Bond Fund Class I	29,120	3,993	(3,319)	64	1,202	31,060	598	—	2,411
MainStay MacKay International Opportunities Fund Class I	103,590	56	(43,982)	(4,572)	14,646	69,738	—	—	8,975
MainStay MacKay Short Duration High Yield Fund Class I	36,828	60,185	(5,727)	(44)	1,837	93,079	1,537	—	9,421

58	MainStay VP Allocation Portfolios

MainStay VP Moderate Growth Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay Short Term Municipal Fund Class I	$22,933	$19,778	$(2,216)	$11	$207	$40,713	$257	$—	4,232
MainStay MacKay Total Return Bond Fund Class R6	512	6	(191)	(3)	22	346	6	—	32
MainStay MacKay U.S. Equity Opportunities Fund Class I	75,294	104	(6,227)	(38)	10,272	79,405	—	—	9,419
MainStay MAP Equity Fund Class I	82,298	9,798	(9,260)	(826)	15,673	97,683	—	—	2,340
MainStay U.S. Government Liquidity Fund	23,397	174,082	(132,448)	—	—	65,031	621	—	65,031
MainStay VP Bond Portfolio Initial Class	26,863	197	(9,443)	(126)	1,375	18,866	—	—	1,291
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	35,858	—	(24,128)	(4,049)	8,631	16,312	—	—	1,884
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	56,466	—	(8,264)	134	10,594	58,930	—	—	4,041
MainStay VP Emerging Markets Equity Portfolio Initial Class	136,060	1,275	(33,268)	4,829	10,583	119,479	—	—	13,326
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	103,137	124	(9,876)	766	13,869	108,020	—	—	6,734
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class(b)	86,198	10,357	(111,169)	(3,844)	18,458	—	688	9,669	—
MainStay VP Floating Rate Portfolio Initial Class	39,126	28,899	(3,504)	(75)	1,145	65,591	1,345	—	7,378
MainStay VP Large Cap Growth Portfolio Initial Class	44,250	40,605	(9,975)	2,508	11,716	89,104	—	—	3,347
MainStay VP MacKay Common Stock Portfolio Initial Class	44,667	288	(3,493)	(541)	7,235	48,156	—	—	1,657
MainStay VP MacKay Convertible Portfolio Initial Class	23,875	193	(1,546)	81	3,479	26,082	193	—	1,837
MainStay VP MacKay Growth Portfolio Initial Class	45,550	42,029	(7,447)	1,644	8,389	90,165	—	—	2,776
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	2,247	118	(207)	(4)	193	2,347	—	—	231
MainStay VP MacKay International Equity Portfolio Initial Class	19,667	53	(960)	156	2,317	21,233	—	—	1,257
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	128,581	—	(39,400)	(8,583)	27,206	107,804	—	—	7,819
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	4,316	—	(271)	4	784	4,833	—	—	85
MainStay VP MacKay Small Cap Core Portfolio Initial Class	39,126	94,558	(35,394)	(5,792)	(3,296)	89,202	—	—	8,124
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class	52,841	888	(16,989)	(325)	1,565	37,980	888	—	3,859
MainStay VP PIMCO Real Return Portfolio Initial Class	17,901	344	(1,776)	(63)	1,221	17,627	—	—	2,019
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	136,004	530	(14,164)	(1,226)	22,221	143,365	—	—	10,877

	$1,930,082	$575,546	$(733,005)	$(28,140)	$270,988	$2,015,471	$9,633	$9,669

59

Notes to Financial Statements (Unaudited) (continued)

MainStay VP Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

IQ 50 Percent Hedged FTSE International ETF	$37,974	$—	$(13,052)	$(1,044)	$5,150	$29,028	$712	$—	1,426
IQ 500 International ETF	50	35,020	(6,016)	203	491	29,748	699	—	1,109
IQ Chaikin U.S. Large Cap ETF	34,408	24,021	(5,627)	(387)	6,296	58,711	575	—	2,388
IQ Chaikin U.S. Small Cap ETF	28,911	238	(5,236)	59	3,359	27,331	248	—	1,099
IQ Global Resources ETF	20,457	124	(1,267)	60	1,599	20,973	—	—	768
MainStay Cushing MLP Premier Fund Class I	6,710	216	(5,239)	(148)	1,113	2,652	217	—	239
MainStay Epoch Capital Growth Fund Class I	8,619	444	(535)	89	1,572	10,189	—	—	797
MainStay Epoch Global Choice Fund Class I	13,172	—	(13,895)	(1,414)	2,137	—	—	—	—
MainStay Epoch International Choice Fund Class I	60,487	224	(8,568)	(375)	9,175	60,943	—	—	1,724
MainStay Epoch U.S. All Cap Fund Class R6	68,629	364	(5,513)	(287)	14,584	77,777	—	—	2,739
MainStay Epoch U.S. Equity Yield Fund Class R6	561	4	(383)	13	52	247	4	—	15
MainStay MacKay International Opportunities Fund Class I	59,629	46	(22,205)	(2,217)	8,097	43,350	—	—	5,579
MainStay MacKay U.S. Equity Opportunities Fund Class I	49,595	200	(3,589)	(69)	6,828	52,965	—	—	6,283
MainStay MAP Equity Fund Class I	58,443	10,169	(3,414)	(372)	11,254	76,080	—	—	1,823
MainStay U.S. Government Liquidity Fund	3,010	14,731	(5,824)	—	—	11,917	5	—	11,917
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	18,574	—	(12,098)	(935)	3,298	8,839	—	—	1,021
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	28,490	2,536	(3,359)	197	5,601	33,465	—	—	2,295
MainStay VP Emerging Markets Equity Portfolio Initial Class	79,111	858	(12,370)	1,727	7,583	76,909	—	—	8,578
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	62,098	966	(3,758)	289	8,647	68,242	—	—	4,254
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class(b)	44,338	5,382	(57,402)	(811)	8,493	—	350	4,922	—
MainStay VP Large Cap Growth Portfolio Initial Class	36,462	28,406	(4,586)	1,161	9,920	71,363	—	—	2,681
MainStay VP MacKay Common Stock Portfolio Initial Class	29,983	7,024	(997)	(137)	4,879	40,752	—	—	1,402
MainStay VP MacKay Growth Portfolio Initial Class	37,469	29,016	(3,077)	605	7,171	71,184	—	—	2,192
MainStay VP MacKay International Equity Portfolio Initial Class	13,002	2,811	(348)	63	1,683	17,211	—	—	1,019
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	70,849	67	(24,633)	(4,657)	14,927	56,553	—	—	4,102
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	1,739	—	(592)	3	294	1,444	—	—	25
MainStay VP MacKay Small Cap Core Portfolio Initial Class	36,904	49,106	(24,051)	(1,254)	(1,573)	59,132	—	—	5,386
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	87,355	560	(9,470)	(1,112)	14,622	91,955	—	—	6,976

	$997,029	$212,533	$(257,104)	$(10,750)	$157,252	$1,098,960	$2,810	$4,922

(a)	Less than $500.
(b)	Reorganized into the MainStay VP MacKay Small Cap Core Portfolio Initial Class on May 1, 2019.

60	MainStay VP Allocation Portfolios

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay VP Conservative Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$724,844,617	$31,960,457	$(14,882,657)	$17,077,800

MainStay VP Moderate Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$1,144,893,693	$49,876,008	$(21,444,469)	$28,431,539

MainStay VP Moderate Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$1,992,184,263	$73,134,349	$(49,847,745)	$23,286,604

MainStay VP Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Affiliates	$1,076,885,206	$47,273,858	$(25,198,810)	$22,075,048

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2018
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total

MainStay VP Conservative Allocation Portfolio	$17,354,699	$—	$17,354,699
MainStay VP Moderate Allocation Portfolio	27,682,114	37,706,864	65,388,978
MainStay VP Moderate Growth Allocation Portfolio	39,055,607	94,896,286	133,951,893
MainStay VP Growth Allocation Portfolio	15,121,610	42,438,428	57,560,038

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on the Allocation Portfolios’ net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.

Note 6–Line of Credit

The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities were as follows:

	Purchases	Sales

MainStay VP Conservative Allocation Portfolio	$115,643	$190,656
MainStay VP Moderate Allocation Portfolio	174,109	295,261
MainStay VP Moderate Growth Allocation Portfolio	306,906	506,001
MainStay VP Growth Allocation Portfolio	149,512	202,990

61

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

MainStay VP Conservative Allocation Portfolio

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	46,497	$536,090
Shares redeemed	(154,361)	(1,783,820)

Net increase (decrease)	(107,864)	$(1,247,730)

Year ended December 31, 2018:
Shares sold	285,884	$3,358,327
Shares issued to shareholders in reinvestment of dividends and distributions	33,705	386,602
Shares redeemed	(359,681)	(4,177,005)

Net increase (decrease)	(40,092)	$(432,076)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	1,898,919	$21,592,232
Shares redeemed	(6,867,839)	(78,006,871)

Net increase (decrease)	(4,968,920)	$(56,414,639)

Year ended December 31, 2018:
Shares sold	5,887,722	$67,843,904
Shares issued to shareholders in reinvestment of dividends and distributions	1,494,347	16,968,097
Shares redeemed	(14,514,524)	(166,331,767)

Net increase (decrease)	(7,132,455)	$(81,519,766)

MainStay VP Moderate Allocation Portfolio
Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	110,905	$1,259,005
Shares redeemed	(488,031)	(5,437,257)

Net increase (decrease)	(377,126)	$(4,178,252)

Year ended December 31, 2018:
Shares sold	334,163	$3,860,363
Shares issued to shareholders in reinvestment of dividends and distributions	226,121	2,565,757
Shares redeemed	(535,054)	(6,073,725)

Net increase (decrease)	25,230	$352,395

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	1,663,501	$18,389,727
Shares redeemed	(10,741,503)	(118,998,497)

Net increase (decrease)	(9,078,002)	$(100,608,770)

Year ended December 31, 2018:
Shares sold	8,832,130	$102,684,975
Shares issued to shareholders in reinvestment of dividends and distributions	5,582,969	62,823,221
Shares redeemed	(15,893,652)	(182,767,134)

Net increase (decrease)	(1,478,553)	$(17,258,938)

MainStay VP Moderate Growth Allocation Portfolio
Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	143,387	$1,647,899
Shares redeemed	(288,042)	(3,365,773)

Net increase (decrease)	(144,655)	$(1,717,874)

Year ended December 31, 2018:
Shares sold	385,781	$4,797,520
Shares issued to shareholders in reinvestment of dividends and distributions	464,525	5,592,425
Shares redeemed	(414,496)	(5,104,513)

Net increase (decrease)	435,810	$5,285,432

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	1,073,812	$12,171,336
Shares redeemed	(16,047,891)	(185,095,674)

Net increase (decrease)	(14,974,079)	$(172,924,338)

Year ended December 31, 2018:
Shares sold	8,966,431	$110,837,853
Shares issued to shareholders in reinvestment of dividends and distributions	10,766,818	128,359,468
Shares redeemed	(24,201,137)	(295,976,984)

Net increase (decrease)	(4,467,888)	$(56,779,663)

MainStay VP Growth Allocation Portfolio
Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	291,566	$3,380,635
Shares redeemed	(241,306)	(2,801,224)

Net increase (decrease)	50,260	$579,411

Year ended December 31, 2018:
Shares sold	489,356	$6,097,660
Shares issued to shareholders in reinvestment of dividends and distributions	324,680	3,974,409
Shares redeemed	(540,356)	(6,683,629)

Net increase (decrease)	273,680	$3,388,440

62	MainStay VP Allocation Portfolios

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	834,217	$9,481,381
Shares redeemed	(5,143,711)	(59,910,856)

Net increase (decrease)	(4,309,494)	$(50,429,475)

Year ended December 31, 2018:
Shares sold	8,146,507	$99,959,052
Shares issued to shareholders in reinvestment of dividends and distributions	4,420,094	53,585,629
Shares redeemed	(8,821,760)	(109,625,717)

Net increase (decrease)	3,744,841	$43,918,964

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Allocation Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

63

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. Each Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

64	MainStay VP Allocation Portfolios

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781600	MSVPAA10-08/19 (NYLIAC) NI507

MainStay VP Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/23/1984	6.58%	7.76%	2.94%	4.17%	0.53%
Service Class Shares	6/4/2003	6.45	7.49	2.69	3.91	0.78

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[3]	6.11%	7.87%	2.95%	3.90%
Morningstar Intermediate-Term Bond Category Average[4]	5.77	7.24	2.55	3.86

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,065.80	$2.77	$1,022.12	$2.71	0.54%

Service Class Shares	$1,000.00	$1,064.50	$4.04	$1,020.88	$3.96	0.79%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Bond Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Issuers Held as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.75%–2.875%, due 10/31/20–5/15/29

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.50%, due 4/1/20–6/1/49

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%–6.50%, due 7/1/21–5/1/49

4.	United States Treasury Bonds, 3.00%–4.25%, due 5/15/39–2/15/49

5.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–4.50%, due 6/15/39–3/20/49
6.	Federal Home Loan Mortgage Corporation, 1.25%–6.25%, due 8/15/19–7/15/32

7.	Federal Home Loan Bank, 2.30%–3.25%, due 1/26/21–11/16/28

8.	Seasoned Credit Risk Transfer Trust, 3.50%–4.00%, due 8/25/57–8/25/58

9.	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, 3.35%–3.563%, due 1/25/28–5/25/29

10.	International Bank for Reconstruction & Development, 2.00%–2.88%, due 10/30/20–5/15/24

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Kenneth Sommer and AJ Rzad, CFA of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Bond Portfolio returned 6.58% for Initial Class shares and 6.45% for Service Class shares. Over the same period, both share classes outperformed the 6.11% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s broad-based securities-market index, and the 5.77% return of the Morningstar Intermediate-Term Bond Category Average.1

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Portfolio held overweight positions in the corporate, asset-backed securities and commercial mortgage-backed securities sectors throughout the reporting period. The corporate sector was the best performing sector during the reporting period. Within the corporate sector, the Portfolio’s allocations to financials and industrials were most accretive to returns. Within the non-corporate sector, the Portfolio’s positioning in foreign agencies, specifically longer-duration2 securities, also enhanced relative performance. Within the asset-backed sector, the Portfolio’s allocation to collateralized loan obligations had a positive impact on relative performance. During the first half of the reporting period, the Portfolio’s overweight position in U.S. government agencies was accretive to relative performance as well. During the second half of the reporting period, the Portfolio’s overweight allocation to fixed-rate asset-backed securities detracted from relative performance.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio maintained a duration close to that of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. There were several occasions during which the duration of the Portfolio was shorter than that of the benchmark. This strategy had a slightly negative impact on the Portfolio’s performance. As of June 30, 2019, the Portfolio had a duration of 5.52 years, compared to a duration of 5.53 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. During the reporting period, we reduced the Portfolio’s exposure to the corporate sector as yields declined and valuations became less attractive despite lingering concerns around global growth and unresolved trade-related tensions with China. Specifically, we reduced exposure across financials, health care and wirelines as these sectors constituted the largest risk positions in the Portfolio.

During the first half of the reporting period, we increased the Portfolio’s allocation to U.S. government agencies. Spreads3 on longer-duration U.S. government agency securities moved wider as market volatility increased towards the end of 2018. This created an attractive opportunity to increase the Portfolio’s overweight exposure to the U.S. government agencies sector.

During the second half of the reporting period, the Portfolio initiated an underweight position in agency mortgage-backed pass-through securities. This move reflected our concerns over elevated prepayment risks and negative supply technicals as rates continued to break into lower ranges. A portion of the underweight position in the mortgage-backed securities sector was offset by the Portfolio’s increased allocation to commercial mortgage-backed securities, which we believe offer an enhanced convexity4 profile due to the call protection in the underlying loans. Throughout the reporting period we maintained the Portfolio’s overweight allocation to asset-backed securities and commercial mortgage-backed securities, which we continued to favor due to the sector’s favorable yield dynamics and high credit quality.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period, the Portfolio’s overweight exposure to the corporate sector provided the strongest positive contribution to absolute performance. (Contributions take weightings and total returns into account.) Within the corporate sector, positions in the financial, industrial and utilities subsectors, including overweight holdings in Electricite De France, Bank of America, AT&T and Anheuser-Busch InBev, produced particularly strong returns. The Portfolio’s positioning in the

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

8	MainStay VP Bond Portfolio

Treasury and mortgage-backed securities sectors also enhanced absolute performance during the reporting period.

The asset-backed securities sector made the weakest contribution to the Portfolio’s absolute performance during the same period. Within the asset-backed securities sector, positioning in the floating-rate subcomponent proved particularly disappointing. The Portfolio’s allocation to commercial mortgage-backed securities also provided a relatively weak contribution to absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio generally sought to purchase corporate bonds during periods of market weakness. As the market stabilized, the Portfolio sold corporate bonds to reduce its overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio held overweight allocations in commercial mortgage-backed securities and asset-backed securities sectors throughout the reporting period. However, in the second half of the reporting period, we moderately reduced the

Portfolio’s allocation to commercial mortgage-backed securities and remained focused on asset-backed securities due to compelling relative value opportunities in collateralized loan obligations and student loans. Throughout the reporting period, we increased the Portfolio’s exposure to the Treasury sector in concert with reductions to corporate sector exposure.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio held overweight exposure to corporate bonds relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Within the corporate sector, the Portfolio was overweight in financials, industrials and utilities. As of the same date, the Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies, with its largest overweight allocation among these sectors in asset-backed securities.

As of June 30, 2019, the Portfolio held underweight positions in the sovereign and foreign local government sectors. The Portfolio also held underweight exposure to the mortgage-backed securities sector, specifically among 30-year 3.0% and 3.5% GNMA coupons. As of the same date, the Portfolio maintained a duration that was approximately equal to the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 99.0%† Asset-Backed Securities 10.4%
Auto Floor Plan Asset-Backed Securities 0.1%
NextGear Floorplan Master Owner Trust Series 2017-2A, Class A2 2.56%, due 10/17/22 (a)	$600,000	$601,296

Automobile 1.5%
Ally Auto Receivables Trust Series 2018-3, Class A3 3.00%, due 1/17/23	1,283,000	1,295,070
Avis Budget Rental Car Funding AESOP LLC Series 2019-1A, Class A 3.45%, due 3/20/23 (a)	400,000	409,672
GM Financial Automobile Leasing Trust Series 2018-2, Class A3 3.06%, due 6/21/21	1,273,000	1,280,152
Mercedes Benz Auto Lease Trust Series 2019-A, Class A3 3.10%, due 11/15/21	900,000	909,657
OSCAR US Funding Trust Series 2018-2A, Class A3 3.39%, due 9/12/22 (a)	1,300,000	1,320,223
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56%, due 11/25/31 (a)	4,250,000	4,299,805
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A3 3.02%, due 11/21/22	825,000	836,654

		10,351,233

Home Equity 0.1%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (b)	104,609	106,547
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (b)	987,860	470,452

		576,999

Other Asset-Backed Securities 8.7%
Apidos CLO Series 2015-21A, Class A1R 3.531% (3 Month LIBOR + 0.93%), due 7/18/27 (a)(c)	2,200,000	2,200,141
Apidos CLO XXV Series 2016-25A, Class A1R 3.762% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(c)	1,300,000	1,297,916
Bain Capital Credit CLO Series 2016-2A, Class A 4.017% (3 Month LIBOR + 1.42%), due 1/15/29 (a)(c)	3,475,000	3,475,358

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Benefit Street Partners CLO IV, Ltd. Series 2014-IVA, Class A1 3.842% (3 Month LIBOR + 1.25%), due 1/20/29 (a)(c)	$1,600,000	$1,600,360
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	2,152,333	2,190,353
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 3.822% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(c)	2,600,000	2,598,144
Cedar Funding Ltd. Series 2017-8A, Class A1 3.838% (3 Month LIBOR + 1.25%), due 10/17/30 (a)(c)	1,250,000	1,249,980
DB Master Finance LLC Series 2019-1A, Class A2I 3.787%, due 5/20/49 (a)	2,625,000	2,680,965
Dryden Senior Loan Fund Series 2018-71A, Class A 3.843% (3 Month LIBOR + 1.15%), due 1/15/29 (a)(c)	650,000	650,007
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	599,052	600,170
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	490,000	503,656
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 3.779% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(c)	1,500,000	1,499,979
Hilton Grand Vacations Trust (a)
Series 2013-A, Class A 2.28%, due 1/25/26	389,115	388,855
Series 2018-AA, Class A 3.54%, due 2/25/32	1,663,736	1,713,715
HPS Loan Management, Ltd. Series 2011-A17, Class A 3.825% (3 Month LIBOR + 1.26%), due 5/6/30 (a)(c)	3,000,000	3,000,093
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 4.686%, due 10/25/30 (b)	643,359	463,859
Magnetite XVIII, Ltd. Series 2016-18A, Class AR 3.598% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(c)	1,900,000	1,897,230
MVW Owner Trust (a)
Series 2014-1A, Class A 2.25%, due 9/22/31	274,107	273,366

10	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
MVW Owner Trust (a) (continued)
Series 2019-1A, Class A 2.89%, due 11/20/36	$1,250,000	$1,266,470
Navient Private Education Refi Loan Trust Series 2019-CA, Class A2 3.13%, due 2/15/68 (a)	1,600,000	1,634,057
Palmer Square CLO, Ltd. Series 2015-1A, Class A1R2 3.742% (3 Month LIBOR + 1.22%), due 5/21/29 (a)(c)	2,200,000	2,199,987
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 3.672% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(c)	1,800,000	1,798,834
Sierra Receivables Funding Co. LLC (a)
Series 2019-1A, Class A 3.20%, due 1/20/36	695,317	712,400
Series 2018-2A, Class A 3.50%, due 6/20/35	781,227	796,236
Series 2018-3A, Class A 3.69%, due 9/20/35	407,864	422,137
SMB Private Education Loan Trust Series 2019-B, Class A2A 2.84%, due 6/15/37 (a)	3,000,000	3,023,369
SoFi Professional Loan Program LLC (a)
Series 2018-D, Class A1FX 3.12%, due 2/25/48	594,677	599,565
Series 2019-A, Class A1FX 3.18%, due 6/15/48	1,315,576	1,328,051
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.86% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(c)	1,500,000	1,498,512
Taco Bell Funding, LLC Series 2018-1A, Class A2I 4.318%, due 11/25/48 (a)	1,990,000	2,064,207
THL Credit Wind River CLO, Ltd. (a)(c)
Series 2017-4A, Class A 3.67% (3 Month LIBOR + 1.15%), due 11/20/30	2,243,000	2,235,829
Series 2012-1A, Class AR 4.047% (3 Month LIBOR + 1.45%), due 1/15/26	2,493,867	2,494,301
TIAA CLO III, Ltd. Series 2017-2A, Class A 3.751% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(c)	2,400,000	2,384,203
TICP CLO XIII, Ltd. Series 2019 13A, Class A 3.665% (3 Month LIBOR + 1.30%), due 7/15/32 (a)(c)	1,500,000	1,499,967

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 3.662% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(c)	$1,245,000	$1,245,002
Voya CLO, Ltd. Series 2019-1A, Class A 3.813% (3 Month LIBOR + 1.17%), due 4/15/29 (a)(c)	1,250,000	1,250,037
VSE VOI Mortgage LLC Series 2016-A, Class A 2.54%, due 7/20/33 (a)	1,612,140	1,611,615
Westcott Park CLO, Ltd. Series 2016 1A, Class AR 3.684% (3 Month LIBOR + 1.21%), due 7/20/28 (a)(c)	1,850,000	1,850,096

		60,199,022

Total Asset-Backed Securities (Cost $71,962,209)		71,728,550

Corporate Bonds 32.4%
Aerospace & Defense 0.3%
Boeing Co. 3.10%, due 5/1/26	1,925,000	1,981,070

Auto Manufacturers 0.7%
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	3,000,000	3,163,377
General Motors Co. 5.15%, due 4/1/38	1,500,000	1,478,537

		4,641,914

Banks 6.7%
Banco del Estado de Chile 2.668%, due 1/8/21 (a)	3,150,000	3,150,032
Bank of America Corp.
4.33%, due 3/15/50 (d)	3,000,000	3,344,540
4.45%, due 3/3/26	1,570,000	1,693,469
BB&T Corp. 3.75%, due 12/6/23	2,300,000	2,427,457
Citigroup, Inc.
4.60%, due 3/9/26	1,500,000	1,622,940
5.30%, due 5/6/44	1,501,000	1,786,076
Credit Suisse Group A.G. 3.869%, due 1/12/29 (a)(d)	500,000	515,452
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	1,990,000	2,063,036
Fifth Third Bancorp 4.30%, due 1/16/24	3,875,000	4,138,137
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (d)	500,000	504,835
5.15%, due 5/22/45	975,000	1,115,944

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
HSBC Bank PLC 4.75%, due 1/19/21 (a)	$1,500,000	$1,555,319
HSBC Holdings PLC 3.973%, due 5/22/30 (d)	1,625,000	1,697,404
JPMorgan Chase & Co.
3.702%, due 5/6/30 (d)	1,500,000	1,581,555
5.40%, due 1/6/42	1,925,000	2,450,100
Lloyds Bank PLC 6.50%, due 9/14/20 (a)	8,150,000	8,505,942
Lloyds Banking Group PLC 4.344%, due 1/9/48	1,250,000	1,218,306
Morgan Stanley
4.10%, due 5/22/23	2,032,000	2,139,014
4.35%, due 9/8/26	1,556,000	1,668,540
SunTrust Bank 3.115% (3 Month LIBOR + 0.59%), due 5/17/22 (c)	3,400,000	3,405,289

		46,583,387

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, due 1/23/29	3,750,000	4,257,023

Biotechnology 0.3%
Amgen, Inc. 4.563%, due 6/15/48	1,750,000	1,896,852

Building Materials 1.0%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	3,775,000	3,972,010
Masco Corp. 4.50%, due 5/15/47	3,000,000	2,839,723

		6,811,733

Chemicals 1.0%
Dow Chemical Co. 3.15%, due 5/15/24 (a)	975,000	994,396
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,740,737

		6,735,133

Diversified Financial Services 0.5%
GE Capital International Funding Co. 4.418%, due 11/15/35	3,410,000	3,375,070

Electric 4.2%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,217,230
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,521,799

	Principal Amount	Value
Electric (continued)
Dayton Power & Light Co. 3.95%, due 6/15/49 (a)	$1,025,000	$1,053,200
Electricite de France S.A. (a)
2.35%, due 10/13/20	2,000,000	2,001,102
5.00%, due 9/21/48	3,420,000	3,894,525
Entergy Corp. 4.00%, due 7/15/22	3,700,000	3,849,203
Entergy Mississippi, Inc. 3.85%, due 6/1/49	2,500,000	2,613,363
Evergy, Inc. 4.85%, due 6/1/21	385,000	398,754
Exelon Corp. 3.497%, due 6/1/22	2,750,000	2,817,327
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	3,455,000	3,708,189
NextEra Energy Capital Holdings, Inc. 3.25%, due 4/1/26	1,800,000	1,850,375
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,353,141

		29,278,208

Food 1.2%
Conagra Brands, Inc. 4.85%, due 11/1/28	2,300,000	2,550,991
Ingredion, Inc. 4.625%, due 11/1/20	1,475,000	1,515,091
Kraft Heinz Foods Co. 3.00%, due 6/1/26	1,170,000	1,138,512
Kroger Co. 7.70%, due 6/1/29	1,000,000	1,289,824
Tyson Foods, Inc. 4.00%, due 3/1/26	1,550,000	1,648,558

		8,142,976

Forest Products & Paper 0.3%
Fibria Overseas Finance, Ltd. 4.00%, due 1/14/25	1,850,000	1,863,875

Gas 0.2%
NiSource, Inc. 5.65%, due 2/1/45	1,125,000	1,366,550

Health Care—Products 0.4%
Becton Dickinson & Co. 2.894%, due 6/6/22	2,500,000	2,533,964

Iron & Steel 0.8%
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,852,290
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	3,550,000	3,727,385

		5,579,675

12	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media 1.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.50%, due 2/1/24	$1,750,000	$1,865,069
Comcast Corp. 4.60%, due 10/15/38	3,000,000	3,435,141
Fox Corp. (a)
4.709%, due 1/25/29	1,200,000	1,342,497
5.576%, due 1/25/49	1,250,000	1,529,446

		8,172,153

Miscellaneous—Manufacturing 0.2%
Parker-Hannifin Corp. 3.25%, due 6/14/29	1,300,000	1,348,351

Multi-National 1.4%
International Bank for Reconstruction & Development
2.00%, due 10/30/20	3,000,000	3,000,003
2.60%, due 6/28/24	1,000,000	998,743
2.70%, due 5/16/22	2,700,000	2,737,000
2.88%, due 5/15/24	3,050,000	3,122,155

		9,857,901

Oil & Gas 2.0%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	2,369,000	2,452,331
Cenovus Energy, Inc. 4.25%, due 4/15/27 (e)	2,000,000	2,071,747
Helmerich & Payne, Inc. 4.65%, due 3/15/25	2,900,000	3,070,152
Nabors Industries, Inc. 5.00%, due 9/15/20	985,000	987,463
Occidental Petroleum Corp. 4.20%, due 3/15/48	1,710,000	1,728,233
Petroleos Mexicanos
3.50%, due 1/30/23	1,575,000	1,494,517
4.875%, due 1/24/22	1,450,000	1,446,375
5.35%, due 2/12/28	1,100,000	1,001,110

		14,251,928

Oil & Gas Services 0.7%
Schlumberger Holdings Corp. 3.75%, due 5/1/24 (a)	4,725,000	4,923,352

Packaging & Containers 0.3%
WRKCo., Inc. 3.75%, due 3/15/25	1,825,000	1,893,437

	Principal Amount	Value
Pharmaceuticals 0.6%
Bayer U.S. Finance II LLC 3.875%, due 12/15/23 (a)	$2,475,000	$2,570,045
Bristol-Myers Squibb Co. 4.25%, due 10/26/49 (a)	1,675,000	1,851,545

		4,421,590

Pipelines 2.4%
Energy Transfer Operating, L.P. 6.05%, due 6/1/41	1,300,000	1,455,565
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	4,800,000	5,148,989
Enterprise Products Operating LLC 5.10%, due 2/15/45	2,600,000	2,971,968
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	483,258
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	4,500,000	4,667,222
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	2,350,000	2,346,908

		17,073,910

Real Estate Investment Trusts 2.5%
American Campus Communities Operating Partnership, L.P. 3.30%, due 7/15/26	3,000,000	3,030,317
HCP, Inc. 3.25%, due 7/15/26	2,050,000	2,066,029
Highwoods Realty, L.P. 3.625%, due 1/15/23	5,000,000	5,108,348
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,803,171
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	4,872,000	5,268,500

		17,276,365

Retail 0.5%
CVS Health Corp. 5.05%, due 3/25/48	3,420,000	3,642,708

Software 0.6%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	1,150,000	1,147,643
Fiserv, Inc.
3.20%, due 7/1/26	1,425,000	1,454,469
4.75%, due 6/15/21	1,355,000	1,415,079

		4,017,191

Telecommunications 1.4%
AT&T, Inc.
4.50%, due 5/15/35	1,500,000	1,570,210
4.85%, due 3/1/39	2,000,000	2,146,461

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Orange S.A. 5.375%, due 1/13/42	$895,000	$1,082,390
Telefonica Emisiones SAU 5.213%, due 3/8/47	1,500,000	1,653,705
Verizon Communications, Inc. 4.50%, due 8/10/33	3,150,000	3,548,686

		10,001,452

Transportation 0.4%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,696,842
Union Pacific Corp. 4.30%, due 3/1/49	750,000	835,883

		2,532,725

Total Corporate Bonds (Cost $212,383,803)		224,460,493

Foreign Government Bonds 0.3%
Mexico 0.3%
United Mexican States 3.75%, due 1/11/28	1,850,000	1,884,687

Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	350,000	375,813

Total Foreign Government Bonds (Cost $2,191,512)		2,260,500

Mortgage-Backed Securities 6.7%
Agency (Collateralized Mortgage Obligations) 1.7%
Federal Home Loan Mortgage Corporation Series 2019-1, Class A1 3.50%, due 5/25/29	4,179,298	4,346,847
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
Series K089, Class A2 3.563%, due 1/25/29	2,800,000	3,042,877
Series K073, Class A2 3.35%, due 1/25/28	4,250,000	4,533,869

		11,923,593

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.8%
BX Commercial Mortgage Trust Series 2019-IMC, Class A 3.44% (3 Month LIBOR + 1.00%), due 4/15/34 (a)(c)	800,000	801,004

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
COMM Mortgage Trust
Series 2016-COR1, Class A4 3.091%, due 10/10/49	$3,000,000	$3,081,520
Series 2015-LC19, Class A4 3.183%, due 2/10/48	1,400,000	1,451,887
CSAIL Commercial Mortgage Trust 2018-CX11, Class A4 3.766%, due 4/15/51	2,000,000	2,143,449
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates
Series K090, Class A2 3.422%, due 2/25/29	2,700,000	2,905,173
Series K091, Class A2 3.505%, due 3/25/29	910,000	986,468
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	1,700,000	1,732,103
GS Mortgage Securities Trust Series 2015-GC32, Class AS 4.018%, due 7/10/48 (f)	3,000,000	3,211,713
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	1,043,154
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class A2 2.399%, due 11/15/49	1,900,000	1,902,858

		19,259,329

Whole Loan (Collateralized Mortgage Obligations) 2.2%
JPMorgan Mortgage Trust (a)(f)
Series 2014-2, Class 1A1 3.00%, due 6/25/29	1,753,103	1,774,504
Series 2015-6, Class A5 3.50%, due 10/25/45	1,212,146	1,230,678
Seasoned Credit Risk Transfer Trust
Series 2018-3, Class MA 3.50%, due 8/25/57	6,289,307	6,513,249
Series 2019-2, Class MA 3.50%, due 8/25/58	3,127,373	3,247,352
Series 2019-2, Class M55D 4.00%, due 8/25/58	2,543,561	2,643,416

		15,409,199

Total Mortgage-Backed Securities (Cost $45,752,726)		46,592,121

14	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds 0.7%
Texas 0.7%
San Antonio Water System, Revenue Bonds 5.502%, due 5/15/29	$2,000,000	$2,375,420
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	2,150,000	2,599,329

Total Municipal Bonds (Cost $4,683,301)		4,974,749

U.S. Government & Federal Agencies 48.5%
Federal Home Loan Bank 3.7%
2.30%, due 1/26/21	2,500,000	2,500,561
2.50%, due 12/10/27	3,000,000	3,059,063
2.51%, due 12/29/22	2,100,000	2,102,346
2.65%, due 5/23/22	1,300,000	1,300,375
3.00%, due 3/10/28	1,900,000	2,007,401
3.125%, due 9/12/25	3,100,000	3,297,501
3.25%, due 6/9/28	4,000,000	4,321,054
3.25%, due 11/16/28	6,500,000	7,063,600

		25,651,901

Federal Home Loan Mortgage Corporation 3.1%
1.25%, due 8/15/19	2,000,000	1,997,600
2.55%, due 6/6/22	2,000,000	2,000,747
2.55%, due 6/20/22	1,425,000	1,425,254
2.70%, due 9/27/21	2,000,000	2,002,448
2.70%, due 4/5/22	2,000,000	2,000,120
2.70%, due 4/8/22	2,000,000	2,003,144
2.75%, due 6/17/24	1,700,000	1,700,324
2.753%, due 1/30/23	2,100,000	2,101,127
2.89%, due 4/16/24	2,000,000	2,003,334
2.90%, due 5/9/24	2,300,000	2,301,462
6.25%, due 7/15/32	1,600,000	2,297,190

		21,832,750

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 6.5%
3.50%, due 2/1/44	1,841,091	1,912,508
3.50%, due 1/1/45	1,251,438	1,303,968
3.50%, due 9/1/45	3,201,434	3,303,994
3.50%, due 3/1/46	733,915	757,308
3.50%, due 4/1/46	749,193	772,967
3.50%, due 9/1/46	248,131	255,696
3.50%, due 12/1/46	381,316	392,824
3.50%, due 11/1/47	911,288	938,659
3.50%, due 3/1/48	572,733	588,983
3.50%, due 5/1/48	6,118,999	6,282,578
3.50%, due 6/1/49	6,250,000	6,413,896
4.00%, due 7/1/23	112,362	117,070
4.00%, due 8/1/25	56,695	58,998
4.00%, due 11/1/41	1,074	1,128

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 1/1/42	$347	$365
4.00%, due 4/1/42	37,080	38,944
4.00%, due 5/1/44	52,693	55,176
4.00%, due 7/1/45	3,538	3,690
4.00%, due 8/1/45	2,570	2,680
4.00%, due 10/1/45	1,726	1,800
4.00%, due 11/1/45	672	699
4.00%, due 6/1/47	16,434	17,158
4.00%, due 5/1/48	6,685	6,956
4.00%, due 12/1/48	7,374,331	7,655,503
4.00%, due 5/1/49	6,832,785	7,106,197
4.50%, due 4/1/22	11,937	12,189
4.50%, due 4/1/23	6,038	6,232
4.50%, due 11/1/39	856,274	920,059
4.50%, due 8/1/40	129,376	139,046
4.50%, due 9/1/40	723,314	774,969
4.50%, due 11/1/40	341,618	361,522
4.50%, due 7/1/41	194,202	208,719
4.50%, due 2/1/47	274,347	289,051
4.50%, due 10/1/47	305,762	323,319
4.50%, due 4/1/48	257,079	270,381
4.50%, due 5/1/48	176,134	185,145
4.50%, due 8/1/48	362,327	380,693
4.50%, due 9/1/48	549,979	576,182
5.00%, due 3/1/25	73,296	75,464
5.00%, due 8/1/35	47,589	52,067
5.00%, due 4/1/37	537,110	587,660
5.00%, due 8/1/37	133,254	145,059
5.00%, due 3/1/40	254,611	276,734
5.50%, due 9/1/21	17,137	17,291
5.50%, due 9/1/22	29,850	30,328
5.50%, due 9/1/37	300,179	333,488
5.50%, due 8/1/38	130,959	142,572
5.50%, due 12/1/38	135,848	150,379
6.00%, due 7/1/21	39,253	39,824
6.00%, due 8/1/36	57,919	65,578
6.00%, due 9/1/37	131,052	147,966
6.00%, due 5/1/40	336,587	381,898
6.50%, due 11/1/35	20,796	23,200
6.50%, due 8/1/37	26,791	31,670

		44,938,430

Federal National Mortgage Association 1.1%
1.25%, due 7/26/19	2,500,000	2,498,320
1.875%, due 9/24/26	900,000	890,827
6.25%, due 5/15/29	3,000,000	4,049,443

		7,438,590

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 10.4%
2.50%, due 5/1/43	$552,890	$551,208
2.91%, due 4/1/26	6,450,000	6,609,157
3.00%, due 9/1/42	1,985,791	2,020,003
3.00%, due 9/1/43	1,401,319	1,425,466
3.00%, due 12/1/43	1,400,024	1,421,763
3.00%, due 11/1/46	12,356,069	12,515,554
3.00%, due 2/1/47	2,557,733	2,589,881
3.00%, due 7/1/47	1,366,565	1,383,823
3.00%, due 7/1/48	1,615,850	1,636,821
3.50%, due 11/1/40	223,726	230,685
3.50%, due 10/1/43	1,071,540	1,112,472
3.50%, due 11/1/43	693,773	720,240
3.50%, due 1/1/44	1,059,982	1,100,389
3.50%, due 5/1/45	1,446,282	1,507,738
3.50%, due 8/1/45	2,071,149	2,136,170
3.50%, due 9/1/45	475,290	490,211
3.50%, due 3/1/46	585,791	604,086
3.50%, due 9/1/46	1,226,656	1,276,427
3.50%, due 1/1/47	1,078,829	1,110,695
3.50%, due 10/1/47	4,586,127	4,722,927
3.50%, due 12/1/47	627,118	646,015
3.50%, due 1/1/48	1,092,632	1,125,165
4.00%, due 4/1/20	202	209
4.00%, due 10/1/20	18	19
4.00%, due 3/1/22	32,878	34,128
4.00%, due 12/1/25	390,711	406,394
4.00%, due 12/1/39	94,757	99,894
4.00%, due 7/1/40	498,675	525,723
4.00%, due 5/1/42	1,289,129	1,359,591
4.00%, due 11/1/45	355,942	372,295
4.00%, due 12/1/45	349,786	365,856
4.00%, due 5/1/46	418,987	438,234
4.00%, due 6/1/46	2,952,028	3,091,586
4.00%, due 9/1/46	315,514	329,914
4.00%, due 4/1/47	9,559	9,982
4.00%, due 5/1/47	16,599	17,329
4.00%, due 6/1/47	3,187	3,327
4.00%, due 9/1/47	7,513	7,820
4.00%, due 10/1/47	5,381	5,601
4.00%, due 11/1/47	5,617	5,847
4.00%, due 1/1/48	9,026	9,376
4.00%, due 6/1/49	6,300,000	6,573,066
4.50%, due 5/1/24	183,991	189,858
4.50%, due 11/1/35	173,679	186,275
4.50%, due 4/1/41	475,805	511,042
4.50%, due 5/1/41	682,543	733,084
4.50%, due 7/1/41	563,350	605,071
4.50%, due 9/1/41	220,421	236,745
4.50%, due 3/1/44	263,463	280,555

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 8/1/44	$1,289,751	$1,381,993
4.50%, due 11/1/44	308,404	327,986
4.50%, due 3/1/46	175,862	186,205
4.50%, due 12/1/46	297,290	313,274
4.50%, due 2/1/47	170,004	178,973
4.50%, due 7/1/47	342,358	360,457
4.50%, due 2/1/48	253,501	266,561
4.50%, due 4/1/48	156,108	163,419
4.50%, due 8/1/48	177,683	185,628
4.50%, due 10/1/48	180,219	188,268
4.50%, due 11/1/48	371,474	388,065
4.50%, due 12/1/48	278,569	292,324
5.00%, due 12/1/23	134,242	138,173
5.00%, due 3/1/34	366,711	390,176
5.00%, due 4/1/34	249,866	273,751
5.00%, due 4/1/35	89,800	98,158
5.00%, due 2/1/36	153,269	167,594
5.00%, due 5/1/37	247	267
5.00%, due 6/1/37	178,342	194,187
5.00%, due 5/1/38	239,780	260,345
5.00%, due 1/1/39	100,352	108,776
5.00%, due 3/1/44	136,904	148,469
5.00%, due 9/1/48	321,146	344,247
5.50%, due 1/1/21	767	775
5.50%, due 12/1/21	2,823	2,883
5.50%, due 1/1/22	12,171	12,378
5.50%, due 2/1/22	765	779
5.50%, due 4/1/34	98,372	108,458
5.50%, due 8/1/37	83,333	92,560
5.50%, due 3/1/38	183,956	201,397
5.50%, due 6/1/38	187,272	207,894
5.50%, due 1/1/39	429,913	477,457
5.50%, due 11/1/39	79,395	86,213
5.50%, due 6/1/40	59,972	66,491
6.00%, due 3/1/36	24,693	27,976
6.00%, due 10/1/38	291,949	328,644
6.00%, due 12/1/38	275,017	311,901
6.00%, due 4/1/40	139,500	158,201
6.50%, due 10/1/36	33,618	38,496
6.50%, due 8/1/37	8,404	9,403
7.00%, due 9/1/37	51,358	60,465
7.00%, due 10/1/37	621	735
7.00%, due 11/1/37	6,778	7,797
7.50%, due 7/1/28	14,969	16,332

		71,910,248

Government National Mortgage Association (Mortgage Pass-Through Securities) 3.8%
3.50%, due 6/20/42	875,966	914,532
3.50%, due 8/20/43	1,197,292	1,247,681

16	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 11/20/43	$1,157,773	$1,206,026
3.50%, due 4/20/45	889,817	922,935
3.50%, due 12/20/45	1,413,094	1,470,689
3.50%, due 2/20/46	674,421	697,967
3.50%, due 10/20/46	970,334	1,004,214
3.50%, due 11/20/46	1,133,403	1,172,977
3.50%, due 1/20/47	978,936	1,013,017
3.50%, due 5/20/47	1,523,969	1,576,401
3.50%, due 6/20/47	522,301	540,217
3.50%, due 7/20/47	804,496	831,928
3.50%, due 8/20/47	479,218	495,511
3.50%, due 9/20/47	766,110	792,069
3.50%, due 1/20/49	384,750	397,637
4.00%, due 1/20/42	1,049,297	1,111,287
4.00%, due 2/20/42	408,398	432,546
4.00%, due 8/20/43	1,321,042	1,389,281
4.00%, due 10/20/43	403,133	425,417
4.00%, due 3/15/44	54,691	58,087
4.00%, due 6/20/44	385,701	406,687
4.00%, due 7/15/44	387,210	411,259
4.00%, due 8/20/44	343,029	360,337
4.00%, due 9/20/44	351,085	370,205
4.00%, due 12/20/44	237,525	250,468
4.00%, due 1/20/45	184,929	194,988
4.00%, due 4/20/45	242,792	256,005
4.00%, due 7/15/45	247,769	263,150
4.00%, due 9/20/45	123,136	129,465
4.00%, due 2/20/46	229,462	241,088
4.00%, due 12/20/46	353,218	369,719
4.00%, due 1/20/47	309,628	323,250
4.00%, due 2/20/47	311,733	325,392
4.00%, due 3/20/47	717,575	750,510
4.00%, due 4/20/47	207,999	217,291
4.00%, due 5/20/47	431,714	450,380
4.00%, due 7/20/47	393,839	410,938
4.00%, due 12/20/47	420,789	438,379
4.00%, due 6/20/48	552,379	573,446
4.00%, due 8/20/48	632,356	655,939
4.00%, due 3/20/49	297,483	308,560
4.50%, due 6/15/39	975,666	1,051,144
4.50%, due 6/15/40	273,912	295,301

		26,754,320

Tennessee Valley Authority 0.4%
5.25%, due 9/15/39	2,000,000	2,665,341

United States Treasury Bonds 3.9%
3.00%, due 2/15/49	20,950,000	23,008,992
4.25%, due 5/15/39	2,925,000	3,826,494

		26,835,486

	Principal Amount	Value
United States Treasury Notes 15.6%
1.75%, due 6/15/22	$21,400,000	$21,430,094
2.00%, due 5/31/24	20,875,000	21,120,444
2.125%, due 5/31/21	15,300,000	15,403,992
2.125%, due 5/31/26	2,350,000	2,389,289
2.25%, due 11/15/25	8,875,000	9,088,901
2.375%, due 5/15/29 (e)	600,000	620,039
2.50%, due 1/31/21	1,500,000	1,515,703
2.50%, due 2/15/22	17,000,000	17,334,024
2.875%, due 10/31/20	18,785,000	19,029,352

		107,931,838

Total U.S. Government & Federal Agencies (Cost $331,418,399)		335,958,904

Total Long-Term Bonds (Cost $668,391,950)		685,975,317

Short-Term Investments 2.6%
Repurchase Agreement 0.7%
RBC Capital Markets 2.46%, dated 6/28/19 due 7/1/19 Proceeds at Maturity $5,205,067 (Collateralized by United States Treasury Note with a rate of 1.25% and a maturity date of 3/31/21, with a Principal Amount of $5,344,200 and a Market Value of $5,309,209)	5,204,000	5,204,000

Total Repurchase Agreement (Cost $5,204,000)		5,204,000

U.S. Government & Federal Agencies 1.5%
Federal Home Loan Bank Discount Notes 2.028%, due 7/1/19 (g)(h)	8,100,000	8,100,000
United States Treasury Bills 2.242%, due 9/5/19	2,200,000	2,191,560

Total U.S. Government & Federal Agencies (Cost $10,291,129)		10,291,560

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (h)(i)	$2,743,200	$2,743,200

Total Unaffiliated Investment Company (Cost $2,743,200)		2,743,200

Total Short-Term Investments (Cost $18,238,329)		18,238,760

Total Investments (Cost $686,630,279)	101.6%	704,214,077
Other Assets, Less Liabilities	(1.6)	(11,216,368)
Net Assets	100.0%	$692,997,709

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Step coupon—Rate shown was the rate in effect as of June 30, 2019.

(c)	Floating rate—Rate shown was the rate in effect as of June 30, 2019.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2019.

(e)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $2,690,119 and the Portfolio received cash collateral with a value of $2,743,200 (See Note 2(J)).

(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(g)	Interest rate shown represents yield to maturity.

(h)	Current yield as of June 30, 2019.

(i)	Represents security purchased with cash collateral received for securities on loan.

As of June 30, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
2-Year United States Treasury Note	152	September 2019	$32,526,730	$32,707,313	$180,583
5-Year United States Treasury Note	236	September 2019	27,525,738	27,884,875	359,137
10-Year United States Treasury Note	23	September 2019	2,930,025	2,943,281	13,256
United States Treasury Ultra Bond	93	September 2019	15,932,236	16,513,312	581,076

Total Long Contracts					1,134,052

Short Contracts
10-Year United States Treasury Ultra Note	(94)	September 2019	(12,750,620)	(12,983,750)	(233,130)

Total Short Contracts					(233,130)

Net Unrealized Appreciation					$900,922

1.	As of June 30, 2019, cash in the amount of $483,620 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2019.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

18	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$71,728,550	$—	$71,728,550
Corporate Bonds	—	224,460,493	—	224,460,493
Foreign Government Bonds	—	2,260,500	—	2,260,500
Mortgage-Backed Securities	—	46,592,121	—	46,592,121
Municipal Bonds	—	4,974,749	—	4,974,749
U.S. Government & Federal Agencies	—	335,958,904	—	335,958,904

Total Long-Term Bonds	—	685,975,317	—	685,975,317

Short-Term Investments
Repurchase Agreements	—	5,204,000	—	5,204,000
U.S. Government & Federal Agencies	—	10,291,560	—	10,291,560
Unaffiliated Investment Company	2,743,200	—	—	2,743,200

Total Short-Term Investments	2,743,200	15,495,560	—	18,238,760

Total Investments in Securities	2,743,200	701,470,877	—	704,214,077

Other Financial Instruments
Futures Contracts (b)	1,134,052	—	—	1,134,052

Total Investments in Securities and Other Financial Instruments	$3,877,252	$701,470,877	$—	$705,348,129

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(233,130)	$—	$—	$(233,130)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $686,630,279) including securities on loan of $2,690,119	$704,214,077
Cash	10,300,104
Cash collateral on deposit at broker for futures contracts	483,620
Receivables:
Investment securities sold	32,328,464
Interest	4,368,126
Portfolio shares sold	428,483
Securities lending	899
Other assets	3,190

Total assets	752,126,963

Liabilities
Cash collateral received for securities on loan	2,743,200
Payables:
Investment securities purchased	55,631,402
Portfolio shares redeemed	286,589
Manager (See Note 3)	276,953
NYLIFE Distributors (See Note 3)	75,346
Professional fees	41,983
Shareholder communication	33,920
Custodian	28,624
Variation margin on futures contracts	4,916
Trustees	783
Accrued expenses	5,538

Total liabilities	59,129,254

Net assets	$692,997,709

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$47,691
Additional paid-in capital	652,023,685

652,071,376
Total distributable earnings (loss)	40,926,333

Net assets	$692,997,709

Initial Class
Net assets applicable to outstanding shares	$321,291,150

Shares of beneficial interest outstanding	21,977,525

Net asset value per share outstanding	$14.62

Service Class
Net assets applicable to outstanding shares	$371,706,559

Shares of beneficial interest outstanding	25,713,194

Net asset value per share outstanding	$14.46

20	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$10,994,969
Securities lending	10,738
Other	1,670

Total income	11,007,377

Expenses
Manager (See Note 3)	1,605,007
Distribution/Service—Service Class (See Note 3)	426,429
Professional fees	53,857
Shareholder communication	37,520
Custodian	30,100
Trustees	7,825
Miscellaneous	13,535

Total expenses	2,174,273

Net investment income (loss)	8,833,104

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	3,866,029
Futures transactions	1,938,963

Net realized gain (loss) on investments and futures transactions	5,804,992

Net change in unrealized appreciation (depreciation) on:
Investments	26,966,702
Futures contracts	72,644

Net change in unrealized appreciation (depreciation) on investments and futures contracts	27,039,346

Net realized and unrealized gain (loss) on investments and futures transactions	32,844,338

Net increase (decrease) in net assets resulting from operations	$41,677,442

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,833,104	$19,418,890
Net realized gain (loss) on investments and futures contracts	5,804,992	(11,288,640)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	27,039,346	(19,877,029)

Net increase (decrease) in net assets resulting from operations	41,677,442	(11,746,779)

Distributions to shareholders:
Initial Class	—	(10,651,264)
Service Class	—	(9,223,661)

Total distributions to shareholders	—	(19,874,925)

Capital share transactions:
Net proceeds from sale of shares	79,629,206	145,886,552
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	19,874,925
Cost of shares redeemed	(59,090,643)	(353,955,003)

Increase (decrease) in net assets derived from capital share transactions	20,538,563	(188,193,526)

Net increase (decrease) in net assets	62,216,005	(219,815,230)

Net Assets
Beginning of period	630,781,704	850,596,934

End of period	$692,997,709	$630,781,704

22	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$13.72		$14.31	$14.26	$14.19		$14.52	$14.00

Net investment income (loss) (a)	0.20		0.38	0.32	0.32		0.31	0.33

Net realized and unrealized gain (loss) on investments	0.70		(0.53)	0.23	0.20		(0.27)	0.49

Total from investment operations	0.90		(0.15)	0.55	0.52		0.04	0.82

Less dividends and distributions:

From net investment income	—		(0.40)	(0.37)	(0.39)		(0.36)	(0.30)

From net realized gain on investments	—		(0.04)	(0.13)	(0.06)		(0.01)	—

Total dividends and distributions	—		(0.44)	(0.50)	(0.45)		(0.37)	(0.30)

Net asset value at end of period	$14.62		$13.72	$14.31	$14.26		$14.19	$14.52

Total investment return (b)	6.56	%(c)	(1.00%)	3.85%	3.53%		0.22%	5.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.85	%††	2.76%	2.23%	2.16	%(d)	2.14%	2.29%

Net expenses	0.54	%††	0.53%	0.52%	0.51	%(e)	0.52%	0.53%

Expenses (before waiver/reimbursement)	0.54	%††	0.53%	0.52%	0.53%		0.52%	0.53%

Portfolio turnover rate (f)	119%		148%	209%	258%		326%	262%

Net assets at end of period (in 000’s)	$321,291		$307,682	$517,067	$538,979		$707,265	$733,113

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.53%.
(f)

The portfolio turnover rates not including mortgage dollar rolls were 104%, 133%, 190%, 223%, 191% and 116% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$13.58		$14.16	$14.12	$14.06		$14.39	$13.87

Net investment income (loss) (a)	0.18		0.35	0.28	0.28		0.27	0.29

Net realized and unrealized gain (loss) on investments	0.70		(0.53)	0.22	0.19		(0.27)	0.48

Total from investment operations	0.88		(0.18)	0.50	0.47		(0.00)‡	0.77

Less dividends and distributions:

From net investment income	—		(0.36)	(0.33)	(0.35)		(0.32)	(0.25)

From net realized gain on investments	—		(0.04)	(0.13)	(0.06)		(0.01)	—

Total dividends and distributions	—		(0.40)	(0.46)	(0.41)		(0.33)	(0.25)

Net asset value at end of period	$14.46		$13.58	$14.16	$14.12		$14.06	$14.39

Total investment return (b)	6.48	%(c)	(1.25%)	3.59%	3.27%		(0.03%)	5.56%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.60	%††	2.53%	1.98%	1.90	%(d)	1.89%	2.04%

Net expenses	0.79	%††	0.78%	0.77%	0.76	%(e)	0.77%	0.78%

Expenses (before waiver/reimbursement)	0.79	%††	0.78%	0.77%	0.78%		0.77%	0.78%

Portfolio turnover rate (f)	119%		148%	209%	258%		326%	262%

Net assets at end of period (in 000’s)	$371,707		$323,100	$333,530	$351,848		$339,529	$358,663

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(f)

The portfolio turnover rates not including mortgage dollar rolls were 104%, 133%, 190%, 223%, 191% and 116% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

24	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determi-

nations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

25

Notes to Financial Statements (Unaudited) (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies

26	MainStay VP Bond Portfolio

summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, repurchase agreements are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker

27

Notes to Financial Statements (Unaudited) (continued)

or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $2,690,119 and received cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $2,743,200.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of

28	MainStay VP Bond Portfolio

debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$1,134,052	$1,134,052

Total Fair Value		$1,134,052	$1,134,052

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(233,130)	$(233,130)

Total Fair Value		$(233,130)	$(233,130)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$1,938,963	$1,938,963

Total Realized Gain (Loss)		$1,938,963	$1,938,963

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$72,644	$72,644

Total Change in Unrealized Appreciation (Depreciation)		$72,644	$72,644

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$68,197,858	$68,197,858
Futures Contracts Short	$(10,615,859)	$(10,615,859)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

29

Notes to Financial Statements (Unaudited) (continued)

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.49%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,605,007, and paid the Subadvisor in the amount of $802,504.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$687,448,616	$19,149,813	$(2,384,352)	$16,765,461

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$17,997,689	$1,877,236

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

30	MainStay VP Bond Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of U.S. government securities were $675,288 and $597,611, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $130,847 and $174,024, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	2,012,099	$28,301,748
Shares redeemed	(2,467,523)	(34,622,819)

Net increase (decrease)	(455,424)	$(6,321,071)

Year ended December 31, 2018:
Shares sold	6,688,591	$92,811,203
Shares issued to shareholders in reinvestment of dividends and distributions	789,830	10,651,264
Shares redeemed	(21,190,244)	(294,654,464)

Net increase (decrease)	(13,711,823)	$(191,191,997)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	3,676,350	$51,327,458
Shares redeemed	(1,756,647)	(24,467,824)

Net increase (decrease)	1,919,703	$26,859,634

Year ended December 31, 2018:
Shares sold	3,867,467	$53,075,349
Shares issued to shareholders in reinvestment of dividends and distributions	690,418	9,223,661
Shares redeemed	(4,311,268)	(59,300,539)

Net increase (decrease)	246,617	$2,998,471

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requiwrements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

32	MainStay VP Bond Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781605	MSVPB10-08/19 (NYLIAC) NI509

MainStay VP Emerging Markets Equity Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	12.17%	–2.60%	–0.44%	–0.60%	1.15%

Service Class Shares	2/17/2012	12.03	–2.84	–0.69	–0.85	1.40

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

MSCI Emerging Markets Index[3]	10.58%	1.21%	2.49%	2.39%
Morningstar Diversified Emerging Markets Category Average[4]	12.06	1.16	1.71	2.16

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The MSCI Emerging Markets Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,121.70	$6.05	$1,019.09	$5.76	1.15%

Service Class Shares	$1,000.00	$1,120.30	$7.36	$1,017.85	$7.00	1.40%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of June 30, 2019 (Unaudited)

China	30.2%

Republic of Korea	12.6

Taiwan	10.2

India	9.9

Brazil	9.3

South Africa	5.9

Russia	4.9

Thailand	3.3

Mexico	2.5

Philippines	1.7

Indonesia	1.6

Poland	1.4

United States	1.4

Malaysia	0.8

Argentina	0.7%

Hong Kong	0.7

Peru	0.7

Hungary	0.6

Turkey	0.5

United Arab Emirates	0.4

Egypt	0.3

Greece	0.2

Chile	0.1

Colombia	0.1

Romania	0.0	‡

Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Tencent Holdings, Ltd.

2.	Alibaba Group Holding, Ltd., Sponsored ADR

3.	Taiwan Semiconductor Manufacturing Co., Ltd.

4.	Samsung Electronics Co., Ltd.

5.	Naspers, Ltd.
6.	Ping An Insurance Group Co. of China, Ltd., Class H

7.	China Construction Bank Corp., Class H

8.	China Merchants Bank Co., Ltd., Class H

9.	Petroleo Brasileiro S.A.

10.	Reliance Industries, Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC (“MacKay Shields”), a Subadvisor of the Portfolio, and Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Emerging Markets Equity Portfolio returned 12.17% for Initial Class shares and 12.03% for Service Class shares. Over the same period, both share classes outperformed the 10.58% return of the MSCI Emerging Markets Index, which is the Portfolio’s benchmark. For the six months ended June 30, 2019, Initial Class shares outperformed, and Service Class shares underperformed, the 12.06% return of the Morningstar Diversified Emerging Markets Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Candriam

The portion of the Portfolio subadvised by Candriam outperformed the MSCI Emerging Markets Index during the reporting period largely due to its investment process, which focuses on the bottom-up selection of reasonably priced stocks of quality companies delivering strong and sustainable profitability. During the reporting period, our investment process resulted in a structural tilt toward quality and growth stocks in the Portfolio.

A strong recovery in emerging-markets equities at the start of 2019 underpinned the Candriam portion of the Portfolio’s positive performance. Several political and economic developments drove the sector’s recovery, including a more constructive evolution of U.S.-China trade negotiations, a U-turn by the U.S. Federal Reserve Board to a more benign monetary and balance-sheet policy, and monetary and fiscal support by the Chinese government to halt China’s slowing growth trend.

In this supportive environment, the Candriam portion of the Portfolio initially added to its China equities exposure, with a focus on local A-shares, while also increasing exposure to promising growth-sensitive stocks such as the Latin American e-commerce giant MercadoLibre in Argentina, mining company Southern Copper in Peru and communication equipment manufacturer Accton Technology in Taiwan.

As trade tensions between the United States and China started to rise again from May 2019 onwards, the Candriam portion of the Portfolio again reduced exposure to Chinese equities, focusing the reduction on more exposed A-shares and on companies directly impacted by rising trade and technology tensions, not only in China but also in Korea and Taiwan. The Candriam portion of the Portfolio reinvested those proceeds in equities based in areas less exposed to trade tensions, such as India, Russia, Thailand and Brazil, the latter of which benefited from strong investor interest in growing prospects for pension reform.

Throughout the reporting period, the Candriam portion of the Portfolio maintained a balanced and diversified approach in terms of both allocation and stock selection. Our initial risk-on actions in early 2019 bolstered the Candriam portion of the Portfolio’s performance relative to the MSCI Emerging Markets Index, while subsequent profit-taking and risk-reduction steps taken from May onward helped maintain its comparatively strong gains.

MacKay Shields

The portion of the Portfolio subadvised by MacKay Shields underperformed the MSCI Emerging Markets Index during the reporting period, primarily as a result of weak stock selection. Our stock selection process is driven by the systematic assessment of eligible securities across valuation, momentum and market sentiment measures using the investment team’s systematic stock selection model. This process is the main determiner of positioning in the MacKay Shields portion of the Portfolio.

During the reporting period, many investors tended to react primarily to macroeconomic and political developments, such as the evolving trade tensions between the United States and China. In this environment, individual company fundamentals often failed to drive stock performance. As a result, our valuation signals, which seek to evaluate companies across sales- and cash-based measures on a peer-relative basis, failed to enhance relative returns. Our momentum and sentiment composite supported the relative performance of the portion of the Portfolio subadvised by MacKay Shields, but not strongly enough to offset the underperformance of our valuation signals.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Candriam

In the portion of the Portfolio subadvised by Candriam, the financials, communication services and real estate sectors made the strongest positive sector contributions to performance relative to the MSCI Emerging Markets Index during the reporting period. (Contributions take weightings and total returns into account.) During the same period, utilities, consumer staples and information technology made the weakest sector contributions to the relative performance of the Candriam portion of the Portfolio.

1.	See page 5 for more information on benchmark and peer group returns.

8	MainStay VP Emerging Markets Equity Portfolio

MacKay Shields

In the portion of the Portfolio subadvised by MacKay Shields, the sectors that made the most substantial positive contributions to the Portfolio’s performance relative to the MSCI Emerging Markets Index during the reporting period included consumer discretionary, energy and health care. During the same period, the sectors that detracted the most from the relative performance of the MacKay Shields portion of the Portfolio were communication services, financials and industrials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Candriam

In the Candriam portion of the Portfolio, the strongest contributions to absolute performance came from three China-based holdings: bank China Merchants Bank, insurer Ping An Insurance and information technology and e-commerce company Alibaba Group. All three performed particularly well during the first half of the reporting period as the hope for a U.S.-China trade deal increased. In our opinion, China Merchants Bank has the best retail banking franchise in China in terms of service quality, a factor that bolstered returns during the reporting period and which we expect to be an advantage going forward if China’s central bank relaxes deposit-rate guidelines as expected. Ping An Insurance benefited from its increasing use of technology in core functions, such as product pricing, investment and risk control, positioning the company to better deal with ongoing Chinese insurance industry reforms, in our view. Despite sluggish domestic e-commerce growth, Alibaba maintained a reputation for innovation and leadership in areas ranging from offline commerce and food delivery to cloud computing and digital media.

During the reporting period, the most substantial detractors from absolute performance in the Candriam portion of the Portfolio included Chinese e-commerce platform Pinduoduo, South Korean cosmetics manufacturer Cosmax and Chinese automobile maker Geely Automobile. Each of these stocks provided negative total returns during the reporting period. Pinduoduo faced intensified competition from major e-commerce platforms such as Alibaba amid an industry slowdown.

Cosmax missed earnings expectations on disappointing sales in China and announced the need for a further increase in capital spending. Despite promising new models and market share gains, Geely suffered from a depressed Chinese car market following subsidy cuts in 2018.

MacKay Shields

The stocks that made the most substantial contributions to the absolute performance of the MacKay Shields portion of the Portfolio during the reporting period were South African media company Naspers, Chinese Internet & direct marketing retailer Alibaba and South Korean consumer electronics manufacturer Samsung. Over the same period, the stocks that detracted the most from the absolute performance of the MacKay Shields portion of the Portfolio were South African entertainment company Multichoice, Indian thrifts & mortgage finance company Dewan Housing Finance and Indian energy & infrastructure provider Reliance Infrastructure.

Did the Portfolio make any significant purchases or sales during the reporting period?

Candriam

Significant purchases in the Candriam portion of the Portfolio during the reporting period included shares of Russian retailer X5 Retail and South African gold producer AngloGold Ashanti. The Candriam portion of the Portfolio added the position in X5 Retail because we believed that recent increases in operational efficiency positioned the company to benefit from favorable trends, such as food inflation. We believed that AngloGold Ashanti represented an attractive defensive stock sensitive to the price of gold in a time of rising geopolitical tensions and rallying gold prices.

During the reporting period, significant sales in the Candriam portion of the Portfolio included Brazilian bank Itaú Unibanco and the Chinese bank China Construction Bank. The Candriam portion of the Portfolio reduced its position in Itaú Unibanco in favor of other Brazil financial stocks, such as Banco do Brasil and reinsurance group IRB. The Candriam portion of the Portfolio reduced its position in China Construction Bank in preference for China Merchants Bank, which we believed had a stronger franchise.

MacKay Shields

The most substantial position initiated in the MacKay Shields portion of the Portfolio during the reporting period was in Mexican beverage retailer Fomento Económico Mexicano, while the largest increased purchase was in Brazilian bank Banco Bradesco. During the same period, the most substantial position that the MacKay Shields portion of the Portfolio exited entirely was in Mexican retailer Walmart de México, while the largest decreased position size was in Brazilian metals & mining company Vale.

9

How did the Portfolio’s sector weightings change during the reporting period?

Candriam

During the reporting period, the Candriam portion of the Portfolio saw its most substantial weighting increase relative to the MSCI Emerging Markets Index in the consumer discretionary sector. This increase was followed by relative sector-weighting increases in real estate and consumer staples. During the same period, the Candriam portion of the Portfolio saw a large decrease in its sector weightings relative to the benchmark in industrials, followed by sector-weighting decreases in materials and information technology.

MacKay Shields

In the MacKay Shields portion of the Portfolio, the most substantial increases in sector weightings relative to the MSCI Emerging Markets Index during the reporting period were in financials and communications services. Over the same period, the MacKay Shields portion of the Portfolio saw its most substantial decreases in sector weightings relative to the benchmark in materials and utilities.

How was the Portfolio positioned at the end of the reporting period?

Candriam

As of June 30, 2019, the sectors that were most substantially overweight relative to the MSCI Emerging Markets Index in the Candriam portion of the Portfolio were health care, financials and real estate. As of the same date, the sectors that were most substantially underweight in the Candriam portion of the Portfolio were utilities and materials.

MacKay Shields

As of June 30, 2019, the sectors in the MacKay Shields portion of the Portfolio that were most substantially overweight relative to the MSCI Emerging Markets Index were information technology and industrials. As of the same date, the sectors in the MacKay Shields portion of the Portfolio that were most substantially underweight relative to the Index were consumer staples and materials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Emerging Markets Equity Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 94.5%†
Argentina 0.7%
Grupo Financiero Galicia S.A., ADR (Banks)	33,000	$1,171,500
MercadoLibre, Inc. (Internet & Direct Marketing Retail) (a)	3,500	2,141,195

		3,312,695

Brazil 6.2%
B3 S.A.—Brasil Bolsa Balcao (Capital Markets)	24,000	234,128
Banco Bradesco S.A. (Banks)	113,200	986,091
Banco do Brasil S.A. (Banks)	344,500	4,839,212
Banco Santander Brasil S.A. (Banks)	64,500	763,596
BRF S.A. (Food Products) (a)	90,000	691,884
Camil Alimentos S.A. (Food Products)	66,300	123,969
Centrais Eletricas Brasileiras S.A. (Electric Utilities)	41,000	376,372
Cia de Locacao das Americas (Road & Rail)	51,400	654,288
Cia Energetica de Minas Gerais (Electric Utilities)	171,800	837,536
Cielo S.A. (IT Services)	567,800	993,663
Construtora Tenda S.A. (Household Durables)	115,800	720,744
Cosan S.A. (Oil, Gas & Consumable Fuels)	75,700	909,792
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes (Household Durables)	300,000	1,625,021
IRB Brasil Resseguros S.A. (Insurance)	78,500	2,013,633
JBS S.A. (Food Products)	160,300	885,836
Localiza Rent a Car S.A. (Road & Rail)	150,000	1,600,802
Magazine Luiza S.A. (Multiline Retail)	26,000	1,429,477
Minerva S.A. (Food Products) (a)	164,900	341,399
Movida Participacoes S.A. (Road & Rail)	45,900	178,104
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services)	180,000	1,890,024
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	9,700	75,833
Qualicorp Consultoria e Corretora de Seguros S.A. (Health Care Providers & Services)	124,400	744,142
Rumo S.A. (Road & Rail) (a)	260,000	1,403,612
SLC Agricola S.A. (Food Products)	108,700	500,196
Sul America S.A. (Insurance)	72,900	712,303
Tupy S.A. (Auto Components)	33,000	179,526
Vale S.A. (Metals & Mining)	218,775	2,952,361
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A. (Commercial Services & Supplies)	42,600	171,733
Wiz Solucoes e Corretagem de Seguros S.A. (Insurance)	84,300	239,951

		29,075,228

Chile 0.1%
Enel Americas S.A. (Electric Utilities)	4,099,247	722,968

	Shares	Value
China 30.2%
Agricultural Bank of China, Ltd., Class H (Banks)	438,000	$183,348
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	335,177	1,511,354
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	113,573	19,244,945
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	655,500	4,107,521
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	285,000	1,957,352
Autohome, Inc., ADR (Interactive Media & Services) (a)(b)	1,000	85,620
BAIC Motor Corp., Ltd., Class H (Automobiles) (c)	1,524,000	955,951
Baidu, Inc., Sponsored ADR (Interactive Media & Services) (a)	7,600	891,936
Bank of China, Ltd., Class H (Banks)	5,357,000	2,263,029
Bank of Communications Co., Ltd., Class H (Banks)	1,455,000	1,104,516
Baozun, Inc., ADR (Internet & Direct Marketing Retail) (a)(b)	26,000	1,296,360
Beijing Enterprises Holdings, Ltd. (Gas Utilities)	195,500	993,555
Beijing Enterprises Water Group, Ltd. (Water Utilities) (a)	2,900,000	1,722,544
BYD Electronic International Co., Ltd. (Communications Equipment) (b)	428,500	612,166
China Aoyuan Group, Ltd. (Real Estate Management & Development)	400,000	562,234
China CITIC Bank Corp., Ltd., Class H (Banks)	1,527,000	869,868
China Communications Services Corp., Ltd., Class H (Construction & Engineering)	1,138,000	882,814
China Construction Bank Corp., Class H (Banks)	9,392,100	8,091,559
China Everbright Bank Co., Ltd., Class H (Banks)	692,000	317,135
China Evergrande Group (Real Estate Management & Development) (b)	406,000	1,138,216
China Galaxy Securities Co., Ltd., Class H (Capital Markets)	1,296,000	768,140
China Lumena New Materials Corp. (Chemicals) (a)(d)(e)(f)	260,000	0
China Merchants Bank Co., Ltd., Class H (Banks)	1,260,000	6,282,499
China Mobile, Ltd. (Wireless Telecommunication Services)	539,000	4,909,283
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	700,000	2,580,744
China Pacific Insurance Group Co., Ltd., Class H (Insurance)	217,200	849,426
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	1,634,000	1,110,711

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
China State Construction International Holdings, Ltd. (Construction & Engineering)	600,000	$615,999
China Telecom Corp., Ltd., Class H (Diversified Telecommunication Services)	2,324,000	1,169,185
China Vanke Co., Ltd., Class H (Real Estate Management & Development)	19,500	73,140
CITIC Securities Co., Ltd., Class H (Capital Markets)	550,000	1,146,229
CITIC, Ltd. (Industrial Conglomerates)	881,000	1,269,898
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	1,277,000	2,183,996
COFCO Meat Holdings, Ltd. (Food Products) (a)	747,000	248,627
COSCO Shipping Energy Transportation Co., Ltd., Class H (Marine)	330,000	195,169
COSCO SHIPPING Ports, Ltd. (Transportation Infrastructure)	300,000	296,094
Country Garden Holdings Co., Ltd. (Real Estate Management & Development)	308,000	468,405
Country Garden Services Holdings Co., Ltd. (Commercial Services & Supplies)	900,183	2,081,148
Ctrip.com International, Ltd., ADR (Internet & Direct Marketing Retail) (a)	2,600	95,966
Fosun International, Ltd. (Industrial Conglomerates)	749,000	995,253
Future Land Development Holdings, Ltd. (Real Estate Management & Development)	1,800,000	2,368,755
Geely Automobile Holdings, Ltd. (Automobiles)	280,000	478,871
Great Wall Motor Co., Ltd., Class H (Automobiles) (b)	951,500	680,887
Guangzhou R&F Properties Co., Ltd., Class H (Real Estate Management & Development) (b)	192,400	369,938
Guotai Junan Securities Co., Ltd., Class H (Capital Markets) (c)	157,000	279,765
Haitong Securities Co., Ltd., Class H (Capital Markets)	944,800	1,059,494
Hundsun Technologies, Inc., Class A (Software)	19,944	197,892
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	3,299,000	2,407,197
JD.com, Inc., ADR (Internet & Direct Marketing Retail) (a)	49,094	1,487,057
Jumei International Holding, Ltd., ADR (Internet & Direct Marketing Retail) (a)	73,900	181,794
Kunlun Energy Co., Ltd. (Gas Utilities)	1,300,000	1,133,300
Kweichow Moutai Co., Ltd., Class A (Beverages)	5,885	843,126
Lenovo Group, Ltd. (Technology Hardware, Storage & Peripherals)	1,768,000	1,369,279

	Shares	Value
China (continued)
Longfor Group Holdings, Ltd. (Real Estate Management & Development)	308,500	$1,163,041
Longi Green Energy Technology Co., Ltd., Class A (Semiconductors & Semiconductor Equipment)	240,422	808,956
Luxshare Precision Industry Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	159,951	577,317
Luye Pharma Group, Ltd. (Pharmaceuticals) (b)(c)	1,185,500	858,959
Momo, Inc., Sponsored ADR (Interactive Media & Services)	23,000	823,400
Nari Technology Co., Ltd., Class A (Electrical Equipment)	229,963	624,101
NetEase, Inc., ADR (Entertainment)	4,900	1,253,273
Noah Holdings, Ltd., ADR (Capital Markets) (a)	11,000	468,050
PetroChina Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	1,000,000	551,737
PICC Property & Casualty Co., Ltd., Class H (Insurance)	1,092,000	1,178,432
Pinduoduo, Inc., ADR (Internet & Direct Marketing Retail) (a)(b)	28,000	577,640
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	905,000	10,866,905
Sany Heavy Industry Co., Ltd., Class A (Machinery)	639,906	1,218,638
Shenzhen International Holdings, Ltd. (Transportation Infrastructure)	400,000	793,681
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	3,901,000	878,907
Silergy Corp. (Semiconductors & Semiconductor Equipment)	50,000	978,767
Sinopec Engineering Group Co., Ltd., Class H (Construction & Engineering)	326,500	276,691
Sinotruk Hong Kong, Ltd. (Machinery)	485,000	839,408
Springland International Holdings, Ltd. (Food & Staples Retailing)	447,000	87,550
Sunac China Holdings, Ltd. (Real Estate Management & Development)	291,000	1,430,470
TAL Education Group, ADR (Diversified Consumer Services) (a)	57,000	2,171,700
Tencent Holdings, Ltd. (Interactive Media & Services)	496,600	22,415,244
Tianneng Power International, Ltd. (Auto Components)	192,000	154,599
Weichai Power Co., Ltd., Class H (Machinery)	603,000	1,018,933
Weiqiao Textile Co., Ltd., Class H (Textiles, Apparel & Luxury Goods)	254,500	80,797
Wuxi Biologics Cayman, Inc. (Life Sciences Tools & Services) (a)(c)	60,000	538,807

12	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	3,900	$180,180

		141,805,473

Colombia 0.1%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	203,330	184,759
Grupo Argos S.A. (Construction Materials)	29,445	158,518
Interconexion Electrica S.A. E.S.P. (Electric Utilities)	27,843	154,746

		498,023

Egypt 0.3%
Commercial International Bank Egypt S.A.E., GDR (Banks)	310,000	1,317,500

Greece 0.2%
FF Group (Textiles, Apparel & Luxury Goods) (a)(e)(f)	19,000	51,852
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	31,577	807,889

		859,741

Hong Kong 0.7%
China Metal Recycling Holdings, Ltd. (Metals & Mining) (d)(e)(f)	75,000	0
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	600,000	967,779
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	356,500	326,759
SSY Group, Ltd. (Pharmaceuticals)	1,450,000	1,310,470
Xinyi Glass Holdings, Ltd. (Auto Components)	900,000	944,737

		3,549,745

Hungary 0.6%
MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	150,000	1,664,151
OTP Bank Nyrt. (Banks)	23,817	947,286

		2,611,437

India 9.9%
Adani Ports & Special Economic Zone, Ltd. (Transportation Infrastructure)	220,000	1,307,363
Aurobindo Pharma, Ltd. (Pharmaceuticals)	12,273	108,102
Axis Bank, Ltd. (Banks) (a)	284,619	3,338,818
Bajaj Finance, Ltd. (Consumer Finance)	94,893	5,066,230
Coal India, Ltd. (Oil, Gas & Consumable Fuels)	57,149	209,670
DCM Shriram, Ltd. (Chemicals)	10,921	88,876
Dewan Housing Finance Corp., Ltd. (Thrifts & Mortgage Finance)	268,091	282,354
Divi’s Laboratories, Ltd. (Life Sciences Tools & Services)	27,970	647,106

	Shares	Value
India (continued)
GAIL India, Ltd. (Gas Utilities)	150,996	$682,164
Graphite India, Ltd. (Electrical Equipment)	13,923	67,661
HCL Technologies, Ltd. (IT Services)	56,131	866,634
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	153,973	644,756
Hindustan Unilever, Ltd. (Household Products)	26,508	686,975
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	140,352	4,461,822
ICICI Bank, Ltd. (Banks)	11,666	73,804
India Cements, Ltd. (Construction Materials)	194,408	280,512
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	63,816	561,172
Indian Oil Corp., Ltd. (Oil, Gas & Consumable Fuels)	89,260	201,402
Infosys, Ltd. (IT Services)	391,930	4,154,506
InterGlobe Aviation, Ltd. (Airlines) (c)	4,272	96,363
ITC, Ltd. (Tobacco)	162,415	644,225
Larsen & Toubro, Ltd. (Construction & Engineering)	20,934	473,056
LIC Housing Finance, Ltd. (Thrifts & Mortgage Finance)	45,248	366,428
Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	333,395	811,421
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	800,000	2,850,458
Power Grid Corp. of India, Ltd. (Electric Utilities)	272,379	812,471
PVR, Ltd. (Entertainment)	55,000	1,332,223
REC, Ltd. (Diversified Financial Services)	274,813	657,298
Reliance Capital, Ltd. (Diversified Financial Services)	87,845	83,992
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	306,104	5,560,891
Shree Cement, Ltd. (Construction Materials)	7,500	2,357,756
Sonata Software, Ltd. (IT Services)	18,198	92,008
State Bank of India (Banks) (a)	84,723	445,294
Tata Consultancy Services, Ltd. (IT Services)	53,004	1,710,810
Tata Steel, Ltd. (Metals & Mining)	16,222	118,632
Tech Mahindra, Ltd. (IT Services)	121,931	1,249,648
Titan Co., Ltd. (Textiles, Apparel & Luxury Goods)	73,000	1,407,969
UPL, Ltd. (Chemicals)	51,659	704,228
Vedanta, Ltd. (Metals & Mining)	60,456	152,656
Wipro, Ltd. (IT Services)	176,194	716,875
Zensar Technologies, Ltd. (Software)	25,900	96,636

		46,471,265

Indonesia 1.6%
Bank Rakyat Indonesia Persero Tbk PT (Banks)	13,500,000	4,166,342
PT Bank Negara Indonesia Persero Tbk (Banks)	716,400	466,528

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Indonesia (continued)
PT Bank Rakyat Indonesia Persero Tbk (Banks)	4,380,300	$1,351,839
PT Bank Tabungan Negara Persero Tbk (Banks)	552,400	96,189
PT Gudang Garam Tbk (Tobacco)	119,600	650,805
PT Indah Kiat Pulp & Paper Corp. Tbk (Paper & Forest Products)	391,100	259,534
PT Indofood Sukses Makmur Tbk (Food Products)	1,039,400	516,849
Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	300,000	87,914

		7,596,000

Malaysia 0.8%
AMMB Holdings BHD (Banks)	803,900	822,867
Bernaz Auto BHD (Specialty Retail)	364,100	234,363
Dialog Group BHD (Energy Equipment & Services)	1,800,000	1,419,964
Hibiscus Petroleum BHD (Oil, Gas & Consumable Fuels) (a)	1,588,400	411,274
IOI Properties Group BHD (Real Estate Management & Development)	347,400	116,010
Malaysian Pacific Industries BHD (Semiconductors & Semiconductor Equipment)	41,300	92,144
MISC BHD (Marine)	104,800	181,324
PPB Group BHD (Food Products)	16,900	76,474
VS Industry BHD (Electronic Equipment, Instruments & Components)	1,277,800	340,128

		3,694,548

Mexico 2.5%
Aleatica, S.A.B. de C.V. (Transportation Infrastructure)	95,000	87,508
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	2,525,800	1,841,013
Banco Santander Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero Santander (Banks)	649,600	996,716
Credito Real S.A.B. de C.V. (Consumer Finance)	75,400	91,570
Fibra Uno Administracion S.A. de C.V. (Equity Real Estate Investment Trusts)	790,200	1,048,179
Fomento Economico Mexicano S.A.B. de C.V. (Beverages)	168,400	1,629,274
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Transportation Infrastructure)	90,000	1,460,538
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	600,000	3,484,885

	Shares	Value
Mexico (continued)
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	350,000	$955,337

		11,595,020

Peru 0.7%
Credicorp, Ltd. (Banks)	8,200	1,877,062
Southern Copper Corp. (Metals & Mining)	40,000	1,554,000

		3,431,062

Philippines 1.7%
Alliance Global Group, Inc. (Industrial Conglomerates)	1,671,600	503,747
Ayala Land, Inc. (Real Estate Management & Development)	3,300,000	3,271,982
Globe Telecom, Inc. (Wireless Telecommunication Services)	21,996	971,113
International Container Terminal Services, Inc. (Transportation Infrastructure)	191,630	547,568
Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	230,000	1,265,034
PLDT, Inc. (Wireless Telecommunication Services)	9,795	246,619
Universal Robina Corp. (Food Products)	330,000	1,069,191

		7,875,254

Poland 1.4%
Asseco Poland S.A. (Software)	39,350	561,744
CD Projekt S.A. (Entertainment)	34,500	1,989,434
Ciech S.A. (Chemicals)	7,674	85,811
Dino Polska S.A. (Food & Staples Retailing) (a)(c)	62,000	2,173,691
Enea S.A. (Electric Utilities) (a)	77,434	193,603
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels)	27,677	627,869
PLAY Communications S.A. (Wireless Telecommunication Services) (c)	72,413	627,224
Tauron Polska Energia S.A. (Electric Utilities) (a)	311,101	142,817

		6,402,193

Republic of Korea 11.6%
BNK Financial Group, Inc. (Banks)	12,304	79,814
Celltrion, Inc. (Biotechnology) (a)	2,476	440,669
Cheil Worldwide, Inc. (Media)	4,082	103,937
CJ CheilJedang Corp. (Food Products)	393	101,088
Cosmax, Inc. (Personal Products)	2,000	188,802
Daelim Industrial Co., Ltd. (Construction & Engineering)	9,931	989,101
DGB Financial Group, Inc. (Banks)	49,204	347,302
Dongwon Industries Co., Ltd. (Food Products)	1,386	300,091
Doosan Bobcat, Inc. (Machinery) (a)	2,816	88,774
Eugene Corp. (Construction Materials)	31,699	162,798

14	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Fila Korea, Ltd. (Textiles, Apparel & Luxury Goods)	14,767	$980,928
GS Engineering & Construction Corp. (Construction & Engineering)	27,163	949,229
Hana Financial Group, Inc. (Banks)	32,720	1,059,826
Hanwha Corp. (Industrial Conglomerates)	27,638	639,098
Hotel Shilla Co., Ltd. (Specialty Retail)	12,000	1,008,098
Hyundai Glovis Co., Ltd. (Air Freight & Logistics)	3,578	498,903
Hyundai Heavy Industries Holdings Co., Ltd. (Machinery)	3,802	1,066,858
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	2,968	73,130
Hyundai Mobis Co., Ltd. (Auto Components) (a)	1,445	294,719
Hyundai Motor Co. (Automobiles)	4,057	491,907
Industrial Bank of Korea (Banks)	65,523	797,296
Kakao Corp. (Interactive Media & Services)	21,237	2,418,625
KB Financial Group, Inc. (Banks)	18,836	747,959
KGInicis Co., Ltd. (IT Services)	16,280	212,198
Kia Motors Corp. (Automobiles)	34,857	1,328,288
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	15,000	1,079,548
Korea Investment Holdings Co., Ltd. (Capital Markets)	43,945	3,071,374
KT Corp. (Diversified Telecommunication Services)	6,720	164,995
KT&G Corp. (Tobacco)	5,431	463,304
Kumho Petrochemical Co., Ltd. (Chemicals)	3,421	288,577
LG Chem, Ltd. (Chemicals)	6,000	1,842,117
LG Electronics, Inc. (Household Durables)	4,938	339,136
LG Household & Health Care, Ltd. (Personal Products)	1,436	1,632,934
LG Uplus Corp. (Diversified Telecommunication Services)	33,120	415,918
NAVER Corp. (Interactive Media & Services)	5,459	538,974
NCSoft Corp. (Entertainment)	4,179	1,726,395
Nice Information Service Co., Ltd. (Professional Services)	12,779	187,593
Orange Life Insurance, Ltd. (Insurance) (c)	10,635	291,515
Osstem Implant Co., Ltd. (Health Care Equipment & Supplies) (a)	32,020	2,077,078
Partron Co., Ltd. (Electronic Equipment, Instruments & Components)	47,333	727,632
POSCO (Metals & Mining)	3,652	773,320
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	392,056	15,958,630
Samsung Engineering Co., Ltd. (Construction & Engineering) (a)	80,000	1,188,239

	Shares	Value
Republic of Korea (continued)
Shinhan Financial Group Co., Ltd. (Banks)	27,897	$1,084,809
Shinsegae, Inc. (Multiline Retail)	1,339	349,057
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	40,126	2,415,240
SK Materials Co., Ltd. (Chemicals)	4,500	577,188
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	3,739	838,696
Woori Financial Group, Inc. (Banks)	74,528	906,871

		54,308,578

Romania 0.0%‡
NEPI Rockcastle PLC (Real Estate)	16,106	147,978

Russia 4.9%
Gazprom PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	340,660	2,493,631
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	18,935	1,590,919
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	65,232	1,469,025
Mobile TeleSystems PJSC, Sponsored ADR (Wireless Telecommunication Services)	40,600	377,986
Polymetal International PLC (Metals & Mining)	120,000	1,519,063
Polyus PJSC (Metals & Mining) (a)	2,500	230,109
Qiwi PLC, Sponsored ADR (IT Services)	25,000	489,250
Rosneft Oil Co. PJSC, GDR (Oil, Gas & Consumable Fuels)	63,426	415,440
Sberbank of Russia PJSC, Sponsored ADR (Banks)	158,021	2,414,561
Severstal PJSC, Registered, GDR (Metals & Mining)	60,563	1,020,486
Surgutneftegas PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	185,474	760,443
Tatneft PJSC (Oil, Gas & Consumable Fuels)	130,000	1,596,110
Tatneft PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	11,331	831,129
TCS Group Holding PLC (Banks)	130,000	2,548,000
VTB Bank PJSC, GDR (Banks)	135,111	169,970
X5 Retail Group N.V., GDR (Food & Staples Retailing)	65,000	2,228,850
Yandex N.V., Class A (Interactive Media & Services) (a)	77,000	2,926,000

		23,080,972

South Africa 5.9%
Absa Group, Ltd. (Banks)	86,019	1,074,856
African Rainbow Minerals, Ltd. (Metals & Mining)	54,377	703,291
AngloGold Ashanti, Ltd. (Metals & Mining)	125,000	2,254,260
Ascendis Health, Ltd. (Pharmaceuticals) (a)	285,724	95,343
Assore, Ltd. (Metals & Mining)	11,546	300,663
Astral Foods, Ltd. (Food Products)	16,139	177,615
Bidvest Group, Ltd. (Industrial Conglomerates)	89,000	1,196,461

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
South Africa (continued)
Capitec Bank Holdings, Ltd. (Banks)	30,000	$2,766,219
EOH Holdings, Ltd. (IT Services) (a)	65,724	91,318
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	85,251	1,040,988
Harmony Gold Mining Co., Ltd. (Metals & Mining) (a)	48,988	110,393
Investec, Ltd. (Capital Markets)	23,569	153,713
Kumba Iron Ore, Ltd. (Metals & Mining)	3,321	117,745
Liberty Holdings, Ltd. (Insurance)	39,667	297,566
MTN Group, Ltd. (Wireless Telecommunication Services)	65,935	499,720
Naspers, Ltd. (Internet & Direct Marketing Retail)	51,050	12,393,788
Nedbank Group, Ltd. (Banks)	15,013	269,882
Old Mutual, Ltd. (Insurance)	200,586	301,911
Sibanye Gold, Ltd. (Metals & Mining) (a)	165,243	196,626
Standard Bank Group, Ltd. (Banks)	214,311	2,992,442
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services) (b)	140,752	921,259

		27,956,059

Taiwan 10.2%
Accton Technology Corp. (Communications Equipment)	440,000	1,862,876
Airtac International Group (Machinery)	80,000	896,344
Arcadyan Technology Corp. (Communications Equipment)	193,000	552,414
Asia Cement Corp. (Construction Materials)	677,000	1,036,441
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	40,000	762,408
Center Laboratories, Inc. (Pharmaceuticals)	267,000	665,362
Chailease Holding Co., Ltd. (Diversified Financial Services)	932,400	3,857,545
CTBC Financial Holding Co., Ltd. (Banks)	313,000	215,153
Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	248,000	1,257,586
E.Sun Financial Holding Co., Ltd. (Banks)	1,900,533	1,590,942
Feng TAY Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods)	86,000	670,069
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	445,000	560,199
Giant Manufacturing Co., Ltd. (Leisure Products)	220,000	1,721,213
GlobalWafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	64,000	648,046
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	375,892	936,720
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	640,000	552,230

	Shares	Value
Taiwan (continued)
Makalot Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods)	193,000	$1,304,914
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	9,000	90,987
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	132,000	735,234
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	599,000	742,494
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	170,000	569,230
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	98,000	720,971
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	369,600	898,430
Shanghai Commercial & Savings Bank, Ltd. (Banks)	378,000	683,965
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment) (a)	218,000	572,733
Taiwan Cement Corp. (Construction Materials)	643,500	954,078
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	2,090,000	16,082,358
Taiwan Surface Mounting Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	324,000	608,162
TCI Co., Ltd. (Personal Products)	25,000	343,695
Uni-President Enterprises Corp. (Food Products)	742,000	1,975,673
Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	522,000	592,427
United Integrated Services Co., Ltd. (Construction & Engineering)	138,000	675,349
Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	131,000	691,705
Yuanta Financial Holding Co., Ltd. (Capital Markets)	1,936,000	1,162,491
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	195,000	624,060

		47,814,504

Thailand 3.3%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	300,000	2,132,551
BTS Group Holdings PCL, NVDR (Road & Rail)	207,500	81,193
Charoen Pokphand Foods PCL, NVDR (Food Products)	1,127,600	1,038,712
CP ALL PCL, NVDR (Food & Staples Retailing)	1,150,000	3,224,912

16	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Thailand (continued)
Energy Absolute PCL, NVDR (Independent Power & Renewable Electricity Producers)	1,500,000	$2,726,828
Major Cineplex Group PCL, NVDR (Entertainment)	249,300	237,777
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	270,600	1,191,196
PTT Global Chemical PCL, NVDR (Chemicals)	542,700	1,132,561
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	351,600	558,914
Sri Trang Agro-Industry PCL, NVDR (Auto Components)	304,800	126,224
Srisawad Corp. PCL, NVDR (Consumer Finance)	1,400,000	2,567,865
Thai Union Group PCL, NVDR (Food Products)	452,600	270,077
Thanachart Capital PCL, NVDR (Banks)	99,600	180,249

		15,469,059

Turkey 0.5%
Haci Omer Sabanci Holding A/S (Diversified Financial Services)	78,279	116,124
Turkcell Iletisim Hizmetleri A/S (Wireless Telecommunication Services)	147,700	326,493
Turkiye Garanti Bankasi A/S (Banks) (a)	582,087	914,773
Turkiye Halk Bankasi A/S (Banks)	585,377	580,272
Turkiye Sise ve Cam Fabrikalari A/S (Industrial Conglomerates)	410,270	367,723

		2,305,385

United Arab Emirates 0.4%
NMC Health PLC (Health Care Providers & Services) (b)	64,000	1,953,080

Total Common Stocks (Cost $412,118,786)		443,853,767

Exchange-Traded Funds 0.3%
United States 0.3%
iShares MSCI Emerging Markets ETF (Capital Markets)	4,118	176,704
iShares MSCI Qatar ETF (Capital Markets)	79,534	1,422,863

Total Exchange-Traded Funds (Cost $1,671,039)		1,599,567

Preferred Stocks 4.1%
Brazil 3.1%
Banco Bradesco S.A. 2.61% (Banks)	219,200	2,154,353
Banco do Estado do Rio Grande do Sul S.A. 8.55% Class B (Banks)	23,600	145,965
Centrais Eletricas Brasileiras S.A. 3.69% Class B (Electric Utilities)	91,500	857,824

	Shares	Value
Brazil (continued)
Cia Energetica de Minas Gerais 3.89% (Electric Utilities)	103,700	$401,033
Cia Paranaense de Energia 2.91% Class B (Electric Utilities)	24,800	313,879
Itau Unibanco Holding S.A. 3.91% (Banks)	401,095	3,787,472
Petroleo Brasileiro S.A. 3.49% (Oil, Gas & Consumable Fuels)	842,300	6,012,434
Telefonica Brasil S.A. 10.37% (Diversified Telecommunication Services)	48,000	623,883

		14,296,843

Colombia 0.0%‡
Grupo Aval Acciones y Valores S.A. 4.00% (Banks)	249,046	99,587

Republic of Korea 1.0%
Hyundai Motor Co. 3.50% (Automobiles)	9,261	692,179
Hyundai Motor Co. 3.80% (Automobiles)	12,004	822,341
LG Household & Health Care, Ltd. 1.19% (Personal Products)	411	286,898
Samsung Electronics Co., Ltd. 2.76% (Technology Hardware, Storage & Peripherals)	38,000	1,258,823
Samsung Electronics Co., Ltd. 2.77% (Technology Hardware, Storage & Peripherals)	47,527	1,574,423

		4,634,664

Total Preferred Stocks (Cost $17,124,790)		19,031,094

Short-Term Investments 1.1%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 2.03% (g)	1,818,442	1,818,442

Unaffiliated Investment Company 0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (g)(h)	3,388,200	3,388,200

Total Short-Term Investments (Cost $5,206,642)		5,206,642

Total Investments (Cost $436,121,257)	100.0%	469,691,070
Other Assets, Less Liabilities	(0.0)‡	(231,764)
Net Assets	100.0%	$469,459,306

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $6,126,426; the total market value of collateral held by the Portfolio was $6,578,123. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,189,923 (See Note 2(M)).

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, the total market value of fair valued securities was $51,852, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(f)

Illiquid security—As of June 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $51,852, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(g)	Current yield as of June 30, 2019.

(h)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

PCL—Provision for Credit Losses

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks (b)	$443,801,915	$51,852	$0	$443,853,767
Exchange-Traded Funds	1,599,567	—	—	1,599,567
Preferred Stocks	19,031,094	—	—	19,031,094
Short-Term Investments
Affiliated Investment Company	1,818,442	—	—	1,818,442
Unaffiliated Investment Company	3,388,200	—	—	3,388,200

Total Short-Term Investments	5,206,642	—	—	5,206,642

Total Investments in Securities	$469,639,218	$51,852	$0	$469,691,070

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $0 and $0 are held in China and Hong Kong, respectively, within the Common Stocks section of the Portfolio of Investments.

18	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Air Freight & Logistics	$498,903	0.1%
Airlines	96,363	0.0	‡
Auto Components	1,699,805	0.4
Automobiles	5,450,424	1.2
Banks	76,277,218	16.2
Beverages	2,472,400	0.5
Biotechnology	440,669	0.1
Capital Markets	9,942,951	2.1
Chemicals	4,719,358	1.0
Commercial Services & Supplies	2,252,881	0.5
Communications Equipment	3,027,456	0.6
Construction & Engineering	6,050,478	1.3
Construction Materials	9,057,624	1.9
Consumer Finance	7,725,665	1.6
Diversified Consumer Services	2,171,700	0.5
Diversified Financial Services	4,714,959	1.0
Diversified Telecommunication Services	3,383,154	0.7
Electric Utilities	4,813,249	1.0
Electrical Equipment	691,762	0.1
Electronic Equipment, Instruments & Components	6,074,334	1.3
Energy Equipment & Services	1,419,964	0.3
Entertainment	6,539,102	1.4
Equity Real Estate Investment Trusts	1,048,179	0.2
Food & Staples Retailing	8,670,340	1.8
Food Products	8,317,681	1.8
Gas Utilities	2,809,019	0.6
Health Care Equipment & Supplies	2,077,078	0.4
Health Care Providers & Services	6,098,600	1.3
Hotels, Restaurants & Leisure	1,445,214	0.3
Household Durables	2,684,901	0.6
Household Products	686,975	0.1
Independent Power & Renewable Electricity Producers	2,726,828	0.6
Industrial Conglomerates	4,972,180	1.1
Insurance	16,824,772	3.6
Interactive Media & Services	30,099,799	6.4

	Value	Percent †
Internet & Direct Marketing Retail	$37,418,745	8.0%
IT Services	10,576,910	2.3
Leisure Products	1,721,213	0.4
Life Sciences Tools & Services	1,185,913	0.3
Machinery	5,128,955	1.1
Marine	376,493	0.1
Media	103,937	0.0	‡
Metals & Mining	13,472,630	2.9
Multiline Retail	1,778,534	0.4
Oil, Gas & Consumable Fuels	35,297,813	7.5
Paper & Forest Products	259,534	0.1
Personal Products	2,452,329	0.5
Pharmaceuticals	4,884,922	1.0
Professional Services	187,593	0.0	‡
Real Estate	147,978	0.0	‡
Real Estate Management & Development	13,542,935	2.9
Road & Rail	3,917,999	0.8
Semiconductors & Semiconductor Equipment	26,717,014	5.7
Software	856,272	0.2
Specialty Retail	1,242,461	0.3
Technology Hardware, Storage & Peripherals	20,161,155	4.3
Textiles, Apparel & Luxury Goods	8,655,004	1.8
Thrifts & Mortgage Finance	5,671,776	1.2
Tobacco	1,758,334	0.4
Transportation Infrastructure	4,492,752	1.0
Water Utilities	1,722,544	0.4
Wireless Telecommunication Services	12,770,698	2.7

	464,484,428	98.9
Short-Term Investment	5,206,642	1.1
Other Assets, Less Liabilities	(231,764)	(0.0	)‡

Net Assets	$469,459,306	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of June 30, 2019 (a)
Common Stocks
China	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Hong Kong	0	—	—	—	—	—	—	—	0	—

Total	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $434,302,815) including securities on loan of $6,126,426	$467,872,628
Investment in affiliated investment company, at value (identified cost $1,818,442)	1,818,442
Cash denominated in foreign currencies (identified cost $1,631,855)	1,636,892
Receivables:
Investment securities sold	3,964,879
Dividends	2,035,965
Portfolio shares sold	9,730
Securities lending	9,264
Other assets	2,561

Total assets	477,350,361

Liabilities
Due to custodian	1,923,515
Cash collateral received for securities on loan	3,388,200
Payables:
Investment securities purchased	938,773
Portfolio shares redeemed	560,542
Manager (See Note 3)	396,540
Foreign capital gains tax (See Note 2(C))	296,472
Custodian	276,532
Professional fees	40,096
Shareholder communication	33,955
NYLIFE Distributors (See Note 3)	26,512
Trustees	537
Accrued expenses	9,381

Total liabilities	7,891,055

Net assets	$469,459,306

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$52,396
Additional paid-in capital	484,983,718

485,036,114
Total distributable earnings (loss)	(15,576,808)

Net assets	$469,459,306

Initial Class
Net assets applicable to outstanding shares	$337,351,646

Shares of beneficial interest outstanding	37,624,727

Net asset value per share outstanding	$8.97

Service Class
Net assets applicable to outstanding shares	$132,107,660

Shares of beneficial interest outstanding	14,770,855

Net asset value per share outstanding	$8.94

20	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$6,736,989
Securities lending	53,890
Dividends-affiliated	12,674
Interest	5,064
Other	4,009

Total income	6,812,626

Expenses
Manager (See Note 3)	2,572,148
Custodian	268,005
Distribution/Service—Service Class (See Note 3)	167,351
Professional fees	62,412
Shareholder communication	32,255
Trustees	6,482
Interest expense	159
Miscellaneous	16,304

Total expenses	3,125,116

Net investment income (loss)	3,687,510

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	(1,533,928)
Foreign currency forward transactions	32,032
Foreign currency transactions	(455,112)

Net realized gain (loss) on investments and foreign currency transactions	(1,957,008)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	56,259,259
Translation of other assets and liabilities in foreign currencies	(10,187)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	56,249,072

Net realized and unrealized gain (loss) on investments and foreign currency transactions	54,292,064

Net increase (decrease) in net assets resulting from operations	$57,979,574

(a)	Dividends recorded net of foreign withholding taxes in the amount of $888,288.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $19,494.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(227,718).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,687,510	$7,359,299
Net realized gain (loss) on investments and foreign currency transactions	(1,957,008)	7,779,638
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	56,249,072	(142,424,318)

Net increase (decrease) in net assets resulting from operations	57,979,574	(127,285,381)

Distributions to shareholders:
Initial Class	—	(6,159,288)
Service Class	—	(1,891,460)

Total distributions to shareholders	—	(8,050,748)

Capital share transactions:
Net proceeds from sale of shares	4,447,136	90,103,733
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	8,050,748
Cost of shares redeemed	(96,299,640)	(165,937,159)

Increase (decrease) in net assets derived from capital share transactions	(91,852,504)	(67,782,678)

Net increase (decrease) in net assets	(33,872,930)	(203,118,807)

Net Assets
Beginning of period	503,332,236	706,451,043

End of period	$469,459,306	$503,332,236

22	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016		2015	2014

Net asset value at beginning of period	$7.99		$10.22	$7.22	$6.83		$8.27	$9.50

Net investment income (loss) (a)	0.06		0.12	0.09	0.06		0.06	0.14	(b)

Net realized and unrealized gain (loss) on investments	0.93		(2.19)	3.03	0.37		(1.38)	(1.26)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)	(0.01)	(0.01)		(0.02)	(0.01)

Total from investment operations	0.98		(2.09)	3.11	0.42		(1.34)	(1.13)

Less dividends:

From net investment income	—		(0.14)	(0.11)	(0.03)		(0.10)	(0.10)

Net asset value at end of period	$8.97		$7.99	$10.22	$7.22		$6.83	$8.27

Total investment return (c)	12.27	%(d)	(20.55%)	43.12%	6.23%		(16.20%)	(11.97%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.49	%††	1.27%	0.94%	0.91	%(e)	0.77%	1.52	% (b)

Net expenses (f)(g)	1.15	%††	1.16%	1.24%	1.29%		1.40%	1.37%

Portfolio turnover rate	54%		135%	149%	123%		207%	65%

Net assets at end of period (in 000’s)	$337,352		$371,834	$497,861	$257,593		$204,138	$165,049

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(f)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
June 30, 2019	1.15	%††	—
December 31, 2018	1.16%		—
December 31, 2017	1.24%		0.00	%(h)
December 31, 2016	1.29	%(i)	0.00	%(h)
December 31, 2015	1.40%		0.00	%(h)
December 31, 2014	1.37%		—

(h)	Less than 0.01%.
(i)	Without the custody fee reimbursement, net expenses would have been 1.37%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,

Service Class	2019*	2018	2017	2016		2015	2014

Net asset value at beginning of period	$7.98	$10.20	$7.21	$6.82		$8.25	$9.47

Net investment income (loss) (a)	0.05	0.10	0.07	0.05		0.04	0.12	(b)

Net realized and unrealized gain (loss) on investments	0.92	(2.19)	3.02	0.36		(1.37)	(1.25)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	(0.02)	(0.01)	(0.01)		(0.02)	(0.01)

Total from investment operations	0.96	(2.11)	3.08	0.40		(1.35)	(1.14)

Less dividends:

From net investment income	—	(0.11)	(0.09)	(0.01)		(0.08)	(0.08)

Net asset value at end of period	$8.94	$7.98	$10.20	$7.21		$6.82	$8.25

Total investment return (c)	12.03%	(20.74%)	42.77%	5.96%		(16.42%)	(12.19%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.26%††	1.07%	0.73%	0.69	%(d)	0.52%	1.29	% (b)

Net expenses (e) (f)	1.40%††	1.41%	1.49%	1.55%		1.65%	1.62%

Portfolio turnover rate	54%	135%	149%	123%		207%	65%

Net assets at end of period (in 000’s)	$132,108	$131,498	$208,590	$155,777		$163,884	$205,319

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
June 30, 2019	1.40	%††	—
December 31, 2018	1.41%		—
December 31, 2017	1.49%		0.00	%(g)
December 31, 2016	1.55	%(h)	0.00	%(g)
December 31, 2015	1.65%		0.00	%(g)
December 31, 2014	1.62%		—

(g)	Less than 0.01%.
(h)	Without the custody fee reimbursement, net expenses would have been 1.62%.

24	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios, to among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

25

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2019, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

26	MainStay VP Emerging Markets Equity Portfolio

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisors may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the

27

Notes to Financial Statements (Unaudited) (continued)

distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any futures contracts.

(J)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related

28	MainStay VP Emerging Markets Equity Portfolio

amounts reflected in the Statement of Assets and Liabilities. During the six-month period ended June 30, 2019, the Portfolio did not engage in short sales as part of its investment strategies.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2019, the Portfolio did not hold any rights or warrants.

(M)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the

United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $6,126,426; the total market value of collateral held by the Portfolio was $6,578,123. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $3,189,923 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $3,388,200.

(N)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in

29

Notes to Financial Statements (Unaudited) (continued)

bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(P)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$32,032	$32,032

Total Realized Gain (Loss)		$32,032	$32,032

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Long (a)	$270,933	$270,933
Forward Contracts Short (b)	$(544,496)	$(544,496)

(a)	Positions were open one month during the reporting period.

(b)	Positions were open two months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields. Candriam Belgium (“Candriam Belgium” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Candriam Belgium. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of Portfolio’s average daily net assets as follows: 1.00% up to $1 billion and 0.975% in excess of $1 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 1.00%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $2,572,148, and paid MacKay Shields LLC and Candriam Belgium in the amounts of $613,689 and $672,167, respectively.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

30	MainStay VP Emerging Markets Equity Portfolio

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affili-

ates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$1,319	$17,274	$(16,775)	$—	$—	$1,818	$13	$—	1,818

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$440,863,796	$48,445,620	$(19,618,346)	$28,827,274

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $50,977,859, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$50,978	$—

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$8,050,748	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

31

Notes to Financial Statements (Unaudited) (continued)

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $274,118 and $362,187, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	410,696	$3,447,770
Shares redeemed	(9,305,178)	(80,536,311)

Net increase (decrease)	(8,894,482)	$(77,088,541)

Year ended December 31, 2018:
Shares sold	8,761,163	$79,889,183
Shares issued to shareholders in reinvestment of dividends and distributions	722,470	6,159,288
Shares redeemed	(11,668,289)	(114,852,370)

Net increase (decrease)	(2,184,656)	$(28,803,899)

Service Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	115,815	$999,366
Shares redeemed	(1,817,156)	(15,763,329)

Net increase (decrease)	(1,701,341)	$(14,763,963)

Year ended December 31, 2018:
Shares sold	1,116,001	$10,214,550
Shares issued to shareholders in reinvestment of dividends and distributions	222,010	1,891,460
Shares redeemed	(5,311,676)	(51,084,789)

Net increase (decrease)	(3,973,665)	$(38,978,779)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP Emerging Markets Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

33

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781615	MSVPEME10-08/19 (NYLIAC) NI516

MainStay VP Floating Rate Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/2/2005	5.43%	3.45%	3.39%	4.86%	0.65%
Service Class Shares	5/2/2005	5.30	3.19	3.13	4.60	0.90

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P/LSTA Leveraged Loan Index[3]	5.74%	3.97%	3.68%	6.17%
Credit Suisse Leveraged Loan Index[4]	5.42	4.15	3.85	6.29
Morningstar Bank Loan Category Average[5]	5.05	3.18	2.89	5.21

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P/LSTA Leveraged Loan Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Credit Suisse Leveraged Loan Index is the Portfolio’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,054.30	$3.26	$1,021.62	$3.21	0.64%

Service Class Shares	$1,000.00	$1,053.00	$4.53	$1,020.38	$4.46	0.89%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Floating Rate Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Electronics	13.6%

Healthcare, Education & Childcare	8.7

Hotels, Motels, Inns & Gaming	6.2

Diversified/Conglomerate Service	5.5

Telecommunications	4.1

Broadcasting & Entertainment	3.7

Diversified/Conglomerate Manufacturing	3.7

Chemicals, Plastics & Rubber	3.6

Utilities	3.6

Beverage, Food & Tobacco	3.4

Insurance	3.4

Leisure, Amusement, Motion Pictures & Entertainment	3.4

Containers, Packaging & Glass	3.3

Buildings & Real Estate	3.1

Retail Store	3.0

Banking	2.5

Personal, Food & Miscellaneous Services	2.4

Automobile	2.0

Oil & Gas	2.0

Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.5

Mining, Steel, Iron & Non-Precious Metals	1.5

Finance	1.4

Printing & Publishing	1.4

Personal & Nondurable Consumer Products (Manufacturing Only)	1.3

Aerospace & Defense	0.7

Electric	0.7

Commercial Services	0.6

Ecological	0.6

Home and Office Furnishings, Housewares & Durable Consumer Products	0.5

Radio and TV Broadcasting	0.5

Auto Manufacturers	0.4

Affiliated Investment Company	0.3%

Manufacturing	0.3

Metals & Mining	0.3

Auto Parts & Equipment	0.2

Chemicals	0.2

Communications Equipment	0.2

Environmental Controls	0.2

Media	0.2

Packaging & Containers	0.2

Personal Transportation	0.2

Pharmaceuticals	0.2

Trucking & Leasing	0.2

Building Materials	0.1

Distribution & Wholesale	0.1

Energy Equipment & Services	0.1

Miscellaneous—Manufacturing	0.1

Pipelines	0.1

Real Estate	0.1

Food	0.0	‡

Health Care—Services	0.0	‡

Hotels, Restaurants & Leisure	0.0	‡

Household Products & Wares	0.0	‡

Housewares	0.0	‡

Independent Power & Renewable Electricity Producers	0.0	‡

Machinery–Diversified	0.0	‡

Oil & Gas Services	0.0	‡

Oil, Gas & Consumable Fuels	0.0	‡

Retail	0.0	‡

Short-Term Investments	7.1

Other Assets, Less Liabilities	–2.7

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Asurion LLC, 5.402%–8.902%, due 8/4/22–8/4/25
2.	Allied Universal Holdco LLC, TBD–6.652%, due 7/28/22–6/26/26
3.	McAfee LLC, 6.152%–10.902%, due 9/30/24–9/29/25
4.	Scientific Games International, Inc., 5.15%–5.23%, due 8/14/24
5.	Epicor Software Corp., 5.66%, due 6/1/22

6.	Sprint Communications, Inc., 4.938%–5.438%, due 2/2/24
7.	Valeant Pharmaceuticals International, Inc., 5.412%, due 6/2/25
8.	Berry Global, Inc., TBD due 5/15/26
9.	Almonde, Inc., 5.902%–9.652%, due 6/13/24–6/13/25
10.	First Data Corp., 4.404%, due 4/26/24

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Floating Rate Portfolio returned 5.43% for Initial Class shares and 5.30% for Service Class shares. Over the same period, both share classes underperformed the 5.74% return of the S&P/LSTA Leveraged Loan Index, which is the Portfolio’s primary benchmark. The Initial Class shares outperformed, and the Service Class shares underperformed the 5.42% return of the Credit Suisse Leveraged Loan Index, which is the Portfolio’s secondary benchmark. Both share classes outperformed the 5.05% return of the Morningstar Bank Loan Category Average.1

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

During the first six months of 2019, the floating-rate loan market recorded one of its best starts to a year since coming out of the credit crisis in 2008. With most sectors reporting positive performance, all of the Portfolio’s overweight positions contributed positively to performance. (Contributions take weightings and total returns into account.) Performance also benefited from the Portfolio’s overweight exposure to higher credit-quality securities than the S&P/LSTA Leveraged Loan Index during a reporting period in which higher credit-quality issues generally outperformed lower credit-quality issues. Performance relative to the benchmark suffered from the Portfolio’s underweight sector positions and from certain individual holdings that traded lower during the first six months.

What was the Portfolio’s duration2 strategy during the reporting period? Please include the Portfolio’s duration at the end of the reporting period.

Floating-rate loans are, by their nature, a low duration asset. Loans earn a stated spread3 over a floating reference rate, which is LIBOR.4 Issuers can generally borrow under a 30- to

90-day range with LIBOR. As of June 30, 2019, the Portfolio’s weighted-average time to LIBOR reset was 38 days.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

As 2019 began, the Portfolio was positioned to benefit from prevailing market conditions and the recovery in risk assets—the markets favored higher credit quality over lower credit quality and favored longer duration assets as interest rates fell. Compared to its benchmark, the Portfolio held overweight exposure to credits rated BB and B, which outperformed lower-rated CCC credits.5 As the reporting period progressed, the Portfolio also, on the margin, increased its exposure to high-yield bonds, which outperformed loans as interest rates declined.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

From a sector perspective, the top contributors to the Portfolio’s absolute performance were holdings in the gaming, containers & packaging and building materials sectors. The Portfolio’s exposure to non-benchmark positions in high-yield bonds and restructured equities also contributed positively to absolute performance. The sectors making the weakest contributions to absolute performance were ones in which the Portfolio held underweight exposure, including telecommunications, health-care, energy and broadcasting

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio did not make any material changes to its sector weightings during the reporting period.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.	The London Interbank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
5.

An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

8	MainStay VP Floating Rate Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio held underweight exposure relative to the S&P/LSTA Leveraged Loan Index in credits rated BBB, CCC and below, as well as credits for which a rating has not been assigned or is no longer assigned (NR).6 As of the same date, the Portfolio held overweight exposure relative to the Index in credits rated BB and B, and in cash or cash equivalents, which are not constituents of the benchmark.

As of June 30, 2019, the Portfolio’s top five industry exposures were in electronics (underweight relative to the S&P/LSTA Leveraged Loan Index), business equipment/services (neutral weight), health care (underweight), hotels & casinos (overweight), and building materials (overweight).

6.

An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.8%† Corporate Bonds 3.7%
Auto Parts & Equipment 0.2%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$400,000	$355,000
Delphi Technologies PLC 5.00%, due 10/1/25 (a)	800,000	714,000
Goodyear Tire & Rubber Co. 4.875%, due 3/15/27 (b)	750,000	712,500

		1,781,500

Building Materials 0.1%
Jeld-Wen, Inc. (a)
4.625%, due 12/15/25	250,000	245,313
4.875%, due 12/15/27	330,000	319,275

		564,588

Chemicals 0.2%
Element Solutions, Inc. 5.875%, due 12/1/25 (a)	1,200,000	1,249,500
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC 8.00%, due 10/1/26 (a)(b)	500,000	513,750

		1,763,250

Chemicals, Plastics & Rubber 0.2%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	400,000	394,000
Versum Materials, Inc. 5.50%, due 9/30/24 (a)	1,050,000	1,124,812

		1,518,812

Commercial Services 0.6%
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	850,000	855,312
Hertz Corp. 5.875%, due 10/15/20	3,700,000	3,704,625
Refinitiv U.S. Holdings, Inc. 8.25%, due 11/15/26 (a)	500,000	514,250

		5,074,187

Communications Equipment 0.2%
CommScope Finance LLC 5.50%, due 3/1/24 (a)	1,500,000	1,539,375

Distribution & Wholesale 0.1%
IAA, Inc. 5.50%, due 6/15/27 (a)	500,000	520,000
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	350,000	356,125

		876,125

Electric 0.7%
Clearway Energy Operating LLC 5.75%, due 10/15/25 (a)	1,630,000	1,654,450

	Principal Amount	Value
Electric (continued)
NRG Energy, Inc. 7.25%, due 5/15/26	$1,300,000	$1,431,625
Vistra Energy Corp. 8.125%, due 1/30/26 (a)	1,250,000	1,346,875
Vistra Operations Co. LLC 5.00%, due 7/31/27 (a)	1,500,000	1,554,375

		5,987,325

Environmental Controls 0.2%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	800,000	837,000
GFL Environmental, Inc. 8.50%, due 5/1/27 (a)	380,000	408,975

		1,245,975

Food 0.0%‡
Post Holdings, Inc. 5.50%, due 12/15/29 (a)	240,000	240,600

Health Care—Services 0.0%‡
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	170,000	159,409

Household Products & Wares 0.0%‡
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)(b)	300,000	313,875

Housewares 0.0%‡
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	200,000	203,000

Insurance 0.2%
Acrisure, LLC / Acrisure Finance, Inc. 7.00%, due 11/15/25 (a)	970,000	875,425
GTCR AP Finance, Inc. 8.00%, due 5/15/27 (a)	900,000	904,500

		1,779,925

Machinery—Diversified 0.0%‡
RBS Global, Inc. / Rexnord LLC 4.875%, due 12/15/25 (a)	300,000	303,750

Media 0.1%
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	500,000	480,000
iHeartCommunications, Inc.
6.375%, due 5/1/26	105,206	111,650
8.375%, due 5/1/27	190,685	199,746

		791,396

10	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.1%
Koppers, Inc. 6.00%, due 2/15/25 (a)	$500,000	$468,750

Oil & Gas 0.0%‡
EP Energy LLC / Everest Acquistion Finance, Inc. 8.00%, due 2/15/25 (a)	200,000	43,500

Oil & Gas Services 0.0%‡
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26	360,000	380,664

Packaging & Containers 0.2%
ARD Finance S.A. 7.125% (7.875% PIK), due 9/15/23 (c)	670,000	685,075
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	600,000	632,250
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)(b)	220,000	199,100

		1,516,425

Pharmaceuticals 0.2%
Bausch Health Cos., Inc. (a)
5.50%, due 11/1/25	300,000	312,750
6.50%, due 3/15/22	1,000,000	1,036,250

		1,349,000

Pipelines 0.1%
Energy Transfer Operating, L.P. 4.25%, due 3/15/23	600,000	626,350

Real Estate 0.1%
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (a)(b)	900,000	810,000

Retail 0.0%‡
PetSmart, Inc. 5.875%, due 6/1/25 (a)	200,000	194,000

Trucking & Leasing 0.2%
DAE Funding LLC 5.25%, due 11/15/21 (a)	1,700,000	1,765,875

Total Corporate Bonds (Cost $31,015,080)		31,297,656

	Principal Amount	Value
Floating Rate Loans 80.7% (d)
Aerospace & Defense 0.7%
Dynasty Acquisition Co., Inc. 2019 Term Loan B1 6.33% (3 Month LIBOR + 4.00%), due 4/6/26	$578,089	$580,076
Science Applications International Corp. 2018 Term Loan B 4.152% (1 Month LIBOR + 1.75%), due 10/31/25	895,500	889,104
TransDigm, Inc.
2018 Term Loan F 4.83% (3 Month LIBOR + 2.50%), due 6/9/23	3,659,467	3,589,710
2018 Term Loan E 4.83% (3 Month LIBOR + 2.50%), due 5/30/25	987,500	964,399

		6,023,289

Automobile 2.0%
American Axle and Manufacturing, Inc.
Term Loan B 4.66%, due 4/6/24	1,596,562	1,559,442
Term Loan B 4.84% (1 Month LIBOR + 2.25%), due 4/6/24	810,055	791,222
AP Exhaust Acquisition LLC 1st Lien Term Loan 7.528% (3 Month LIBOR + 5.00%), due 5/10/24 (e)	722,223	613,889
Belron Finance U.S. LLC
2018 Term Loan B 5.035% (3 Month LIBOR + 2.50%), due 11/13/25	995,000	993,756
Term Loan B 5.065% (3 Month LIBOR + 2.50%), due 11/7/24	985,000	983,153
Chassix, Inc. (e)
2017 1st Lien Term Loan 8.06% (3 Month LIBOR + 5.50%), due 11/15/23	724,167	722,356
2017 1st Lien Term Loan 8.06% (6 Month LIBOR + 5.50%), due 11/15/23	753,333	751,450
KAR Auction Services, Inc. Term Loan B5 4.875% (3 Month LIBOR + 2.50%), due 3/9/23	601,479	599,787
L&W, Inc. 2018 Term Loan B 6.402% (1 Month LIBOR + 4.00%), due 5/22/25 (e)	1,789,481	1,744,744

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
Mavis Tire Express Services Corp. 2018 1st Lien Term Loan 5.652% (1 Month LIBOR + 3.25%), due 3/20/25	$1,409,675	$1,378,839
Tenneco, Inc. 2018 Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 10/1/25	1,840,750	1,693,490
Tower Automotive Holdings USA LLC 2017 Term Loan B 5.188% (1 Month LIBOR + 2.75%), due 3/7/24	1,963,606	1,914,516
Truck Hero, Inc. 1st Lien Term Loan 6.152% (1 Month LIBOR + 3.75%), due 4/21/24	2,237,667	2,092,218
Wand NewCo 3, Inc. 2019 1st Lien Term Loan 5.919% (1 Month LIBOR + 3.50%), due 2/5/26	1,200,000	1,199,626

		17,038,488

Banking 2.5%
Advisor Group, Inc. 2018 Term Loan 6.152% (1 Month LIBOR + 3.75%), due 8/15/25	1,985,000	1,981,899
Apollo Commercial Real Estate Finance, Inc. Term Loan B 5.144% (1 Month LIBOR + 2.75%), due 5/15/26	1,500,000	1,486,875
Broadstreet Partners, Inc. 2018 Term Loan B 5.652% (3 Month LIBOR + 3.25%), due 11/8/23	1,473,552	1,466,184
Brookfield Property REIT, Inc. 1st Lien Term Loan B 4.902% (1 Month LIBOR + 2.50%), due 8/27/25	4,466,250	4,355,835
Capital Automotive L.P. 2017 2nd Lien Term Loan 8.41% (1 Month LIBOR + 6.00%), due 3/24/25	2,829,416	2,829,416
Edelman Financial Center LLC 2018 1st Lien Term Loan 5.644% (1 Month LIBOR + 3.25%), due 7/21/25	1,691,500	1,686,744
Forest City Enterprises, L.P. Term Loan B 6.402% (1 Month LIBOR + 4.00%), due 12/7/25	2,589,494	2,589,494

	Principal Amount	Value
Banking (continued)
Greenhill & Co., Inc. Term Loan B 5.661% (1 Month LIBOR + 3.25%), due 4/12/24	$1,500,000	$1,492,500
Jane Street Group LLC 2018 Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 8/25/22	1,880,414	1,867,095
Russell Investments U.S. Inst’l Holdco, Inc. Term Loan B 5.652% (1 Month LIBOR + 3.25%), due 6/1/23	977,330	967,353
Trans Union LLC 2018 Term Loan B4 4.402% (1 Month LIBOR + 2.00%), due 6/19/25	445,500	444,201

		21,167,596

Beverage, Food & Tobacco 2.7%
8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan 6.169% (1 Month LIBOR + 3.75%), due 10/1/25	1,592,000	1,589,346
Acosta Holdco, Inc. 2015 Term Loan 5.652% (1 Month LIBOR + 3.25%), due 9/26/21	2,147,645	776,732
Advantage Sales & Marketing, Inc.
2014 1st Lien Term Loan 5.58% (3 Month LIBOR + 3.25%), due 7/23/21	1,807,396	1,642,923
Term Loan B2 5.58% (3 Month LIBOR + 3.25%), due 7/25/21	980,000	890,820
2014 2nd Lien Term Loan 8.83% (3 Month LIBOR + 6.50%), due 7/25/22	625,000	491,406
Albertsons LLC
USD 2017 Term Loan B5 5.311% (3 Month LIBOR + 3.00%), due 12/21/22	1,986,070	1,986,070
2017 Term Loan B6 5.402% (1 Month LIBOR + 3.00%), due 6/22/23	2,180,958	2,178,231
American Seafoods Group LLC
2017 1st Lien Term Loan 5.16% (1 Month LIBOR + 2.75%), due 8/21/23	18,551	18,481
2017 1st Lien Term Loan 5.18% (1 Month LIBOR + 2.75%), due 8/21/23	1,210,440	1,205,901

12	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 5.902% (1 Month LIBOR + 3.50%), due 3/20/24	$1,686,852	$1,680,526
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 6.402% (1 Month LIBOR + 4.00%), due 8/16/23	1,612,391	1,578,800
CH Guenther & Son, Inc. 2018 Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 3/31/25	1,732,500	1,716,258
Chobani LLC 2017 Term Loan B 5.902% (1 Month LIBOR + 3.50%), due 10/10/23	977,490	960,995
Hearthside Food Solutions LLC 2018 Term Loan B 6.09% (1 Month LIBOR + 3.687%), due 5/23/25	1,285,759	1,251,607
Post Holdings, Inc. 2017 Series A Incremental Term Loan 4.404% (1 Month LIBOR + 2.00%), due 5/24/24	595,227	591,932
U.S. Foods, Inc. 2016 Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 6/27/23	2,421,269	2,403,543
United Natural Foods, Inc. Term Loan B 6.652% (1 Month LIBOR + 4.25%), due 10/22/25	2,985,000	2,489,989

		23,453,560

Broadcasting & Entertainment 3.1%
CBS Radio, Inc. 2017 Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 11/18/24	1,020,515	1,019,239
Charter Communications Operating LLC 2017 Term Loan B 4.33% (3 Month LIBOR + 2.00%), due 4/30/25	4,925,000	4,916,105
Global Eagle Entertainment, Inc. 1st Lien Term Loan 10.349% (6 Month LIBOR + 7.50%), due 1/6/23	843,750	801,563
Gray Television, Inc. 2018 Term Loan C 4.931% (1 Month LIBOR + 2.50%), due 1/2/26	2,935,250	2,928,437

	Principal Amount	Value
Broadcasting & Entertainment (continued)
iHeartCommunications, Inc. Exit Term Loan 6.579% (3 Month LIBOR + 4.00%), due 5/1/26	$460,274	$460,754
Nielsen Finance LLC Term Loan B4 4.412% (1 Month LIBOR + 2.00%), due 10/4/23	1,217,257	1,204,432
Tribune Media Co.
Term Loan 5.402% (1 Month LIBOR + 3.00%), due 12/27/20	208,885	208,689
Term Loan C 5.402% (1 Month LIBOR + 3.00%), due 1/27/24	3,360,742	3,354,861
Unitymedia Finance LLC Term Loan B 4.644% (1 Month LIBOR + 2.25%), due 9/30/25	1,500,000	1,494,937
Univision Communications, Inc. Term Loan C5 5.152% (1 Month LIBOR + 2.75%), due 3/15/24	4,119,592	3,918,762
Virgin Media Bristol LLC Term Loan K 4.894% (1 Month LIBOR + 2.50%), due 1/15/26	4,047,619	4,031,315
WideOpenWest Finance LLC 2017 Term Loan B 5.654% (1 Month LIBOR + 3.25%), due 8/18/23	1,950,263	1,903,131

		26,242,225

Buildings & Real Estate 3.1%
American Bath Group LLC 2018 Term Loan B 6.58% (3 Month LIBOR + 4.25%), due 9/30/23	1,992,437	1,972,513
Core & Main L.P. 2017 Term Loan B 5.52% (3 Month LIBOR + 3.00%), due 8/1/24	3,095,594	3,085,276
DTZ U.S. Borrower LLC 2018 Add On Term Loan B 5.652% (1 Month LIBOR + 3.25%), due 8/21/25	2,977,500	2,964,101
Jeld-Wen, Inc. 2017 1st Lien Term Loan 4.33% (3 Month LIBOR + 2.00%), due 12/14/24	769,531	766,165

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Buildings & Real Estate (continued)
NCI Building Systems, Inc. 2018 Term Loan 6.354% (3 Month LIBOR + 3.75%), due 4/12/25	$2,575,489	$2,504,663
Priso Acquisition Corp. 2017 Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 5/8/22 (f)	1,047,374	994,133
Realogy Group LLC 2018 Term Loan B 4.633% (1 Month LIBOR + 2.25%), due 2/8/25	2,856,402	2,704,061
Reece, Ltd. 2018 Term Loan B 4.33% (3 Month LIBOR + 2.00%), due 7/2/25	371,250	368,466
SIWF Holdings, Inc.
1st Lien Term Loan 6.654% (1 Month LIBOR + 4.25%), due 6/15/25	1,281,859	1,262,631
2nd Lien Term Loan 10.904% (1 Month LIBOR + 8.50%), due 6/15/26	120,000	114,000
SMG Holdings, Inc. 2017 1st Lien Term Loan 5.402% (1 Month LIBOR + 3.00%), due 1/23/25	1,481,250	1,468,751
SRS Distribution, Inc. 2018 1st Lien Term Loan 5.652% (1 Month LIBOR + 3.25%), due 5/23/25	2,083,006	1,991,550
VC GB Holdings, Inc. 2017 1st Lien Term Loan 5.402% (1 Month LIBOR + 3.00%), due 2/28/24	2,396,805	2,342,877
Wilsonart LLC 2017 Term Loan B 5.58% (3 Month LIBOR + 3.25%), due 12/19/23	3,994,536	3,895,671

		26,434,858

Chemicals, Plastics & Rubber 2.3%
Allnex USA, Inc. Term Loan B3 5.771% (3 Month LIBOR + 3.25%), due 9/13/23	952,773	931,931
Cabot Microelectronics Corp. Term Loan B 4.688% (1 Month LIBOR + 2.25%), due 11/14/25	810,993	809,979

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Emerald Performance Materials LLC
New 1st Lien Term Loan 5.902% (1 Month LIBOR + 3.50%), due 8/1/21	$1,662,542	$1,655,614
New 2nd Lien Term Loan 10.152% (1 Month LIBOR + 7.75%), due 8/1/22	700,000	685,417
Encapsys LLC 1st Lien Term Loan 5.902% (1 Month LIBOR + 3.50%), due 11/7/24	1,469,293	1,461,334
Flex Acquisition Co., Inc. 1st Lien Term Loan 5.44% (1 Month LIBOR + 3.00%), due 12/29/23	962,832	912,971
Flint Group U.S. LLC 1st Lien Term Loan B2 5.581% (3 Month LIBOR + 3.00%), due 9/7/21	1,771,008	1,465,509
Ineos U.S. Finance LLC 2017 Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 3/31/24	1,471,266	1,450,831
Minerals Technologies, Inc.
2017 Term Loan B 4.60% (1 Month LIBOR + 2.25%), due 2/14/24	128,891	128,569
2017 Term Loan B 4.65% (1 Month LIBOR + 2.25%), due 2/14/24	32,223	32,142
2017 Term Loan B 4.66% (1 Month LIBOR + 2.25%), due 2/14/24	555,198	553,810
2017 Term Loan B 4.68% (3 Month LIBOR + 2.25%), due 2/14/24	25,778	25,714
PQ Corp. 2018 Term Loan B 5.083% (3 Month LIBOR + 2.50%), due 2/8/25	1,500,000	1,491,093
TricorBraun Holdings, Inc.
2016 1st Lien Term Loan 6.14% (3 Month LIBOR + 3.75%), due 11/30/23	121,896	119,661
2016 1st Lien Term Loan 6.15% (3 Month LIBOR + 3.75%), due 11/30/23	1,366,659	1,341,604
Tronox Finance LLC
Term Loan B 5.33%, due 9/23/24	1,042,988	1,031,254

14	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Tronox Finance LLC (continued)
Term Loan B 5.40% (1 Month LIBOR + 3.00%), due 9/23/24	$1,630,886	$1,612,538
Univar, Inc. 2019 USD Term Loan B 4.902% (1 Month LIBOR + 2.50%), due 7/1/24	816,794	814,956
Venator Materials Corp. Term Loan B 5.524% (3 Month LIBOR + 3.00%), due 8/8/24	1,965,000	1,935,525
Zep, Inc. 2017 1st Lien Term Loan 6.33% (3 Month LIBOR + 4.00%), due 8/12/24 (f)	1,473,750	1,182,684

		19,643,136

Containers, Packaging & Glass 3.3%
Anchor Glass Container Corp.
2017 1st Lien Term Loan 5.15% (1 Month LIBOR + 2.75%), due 12/7/23	114,058	102,709
2017 1st Lien Term Loan 5.17% (1 Month LIBOR + 2.75%), due 12/7/23	2,023,794	1,822,427
Berlin Packaging LLC
2018 1st Lien Term Loan 5.33% (1 Month LIBOR + 3.00%), due 11/7/25	15,579	15,112
2018 1st Lien Term Loan 5.41%, due 11/7/25	115,574	112,106
2018 1st Lien Term Loan 5.44% (3 Month LIBOR + 3.00%), due 11/7/25	614,852	596,406
Berry Global, Inc. USD Term Loan U TBD, due 5/15/26	5,250,000	5,213,014
BWAY Holding Co. 2017 Term Loan B 5.854% (3 Month LIBOR + 3.25%), due 4/3/24	3,920,000	3,780,350
Charter NEX U.S. Holdings, Inc.
2017 Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 5/16/24	2,940,000	2,882,426
Incremental Term Loan 5.902% (1 Month LIBOR + 3.50%), due 5/16/24	875,000	871,281

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Consolidated Container Co. LLC
2019 Incremental Term Loan TBD, due 5/22/24	$1,000,000	$995,000
2017 1st Lien Term Loan 5.152% (1 Month LIBOR + 2.75%), due 5/22/24	1,965,075	1,932,529
Fort Dearborn Co.
2016 1st Lien Term Loan 6.43%, due 10/19/23	73,219	70,290
2016 1st Lien Term Loan 6.60% (3 Month LIBOR + 4.00%), due 10/19/23	2,364,282	2,269,711
2016 2nd Lien Term Loan 11.102% (3 Month LIBOR + 8.50%), due 10/19/24	1,000,000	940,000
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 6.652% (1 Month LIBOR + 4.25%), due 6/30/22	2,456,250	2,165,595
Reynolds Group Holdings, Inc. 2017 Term Loan 5.152% (1 Month LIBOR + 2.75%), due 2/5/23	2,206,758	2,188,453
Tank Holding Corp.
2019 Term Loan B 6.40% (12 Month LIBOR + 4.00%), due 3/26/26	500,000	499,688
2019 Term Loan B 6.79% (3 Month LIBOR + 4.00%), due 3/26/26	750,000	749,531
Trident TPI Holdings, Inc. 2017 USD Term Loan B1 5.652% (1 Month LIBOR + 3.25%), due 10/17/24	735,467	694,097

		27,900,725

Diversified/Conglomerate Manufacturing 3.1%
Allied Universal Holdco LLC
2019 Term Loan TBD, due 6/26/26	225,225	224,099
2019 Term Loan B TBD, due 6/26/26	2,274,775	2,268,139
2015 Term Loan 6.152% (1 Month LIBOR + 3.75%), due 7/28/22	3,743,358	3,736,807
Incremental Term Loan 6.652% (1 Month LIBOR + 4.25%), due 7/28/22	1,990,000	1,985,646
Filtration Group Corp. 2018 1st Lien Term Loan 5.402% (1 Month LIBOR + 3.00%), due 3/29/25	1,876,250	1,870,554

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Gardner Denver, Inc. 2017 Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 7/30/24	$1,386,817	$1,387,919
GYP Holdings III Corp. 2018 Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 6/1/25	462,000	449,295
Hyster-Yale Group, Inc. Term Loan B 5.652% (1 Month LIBOR + 3.25%), due 5/30/23	450,000	442,125
Iron Mountain, Inc. 2018 Term Loan B 4.152% (1 Month LIBOR + 1.75%), due 1/2/26	1,851,563	1,796,016
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan 5.902% (1 Month LIBOR + 3.50%), due 9/6/25	1,592,987	1,502,386
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan 5.652% (1 Month LIBOR + 3.25%), due 5/1/25	2,552,775	2,546,393
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 5.152% (1 Month LIBOR + 2.75%), due 11/15/23	3,336,792	3,275,269
Red Ventures LLC 2018 Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 11/8/24	4,056,844	4,041,631
TRC Cos., Inc. Term Loan 5.902% (1 Month LIBOR + 3.50%), due 6/21/24	884,250	882,039

		26,408,318

Diversified/Conglomerate Service 5.5%
Applied Systems, Inc.
2017 1st Lien Term Loan 5.33% (3 Month LIBOR + 3.00%), due 9/19/24	2,947,500	2,920,790
2017 2nd Lien Term Loan 9.33% (3 Month LIBOR + 7.00%), due 9/19/25	460,000	464,485
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan 5.402% (1 Month LIBOR + 3.00%), due 6/15/25	990,000	981,337

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
BrightView Landscapes LLC
2018 1st Lien Term Loan B 4.94% (1 Month LIBOR + 2.50%), due 8/15/25	$963,359	$960,951
2018 1st Lien Term Loan B 4.94% (1 Month LIBOR + 2.50%), due 8/15/25	1,156,122	1,153,232
Carbonite, Inc. Term Loan B 6.152% (1 Month LIBOR + 3.75%), due 3/26/26	900,000	900,750
Change Healthcare Holdings, Inc. 2017 Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 3/1/24	2,051,786	2,033,547
Cypress Intermediate Holdings III, Inc. 2017 1st Lien Term Loan 5.16% (1 Month LIBOR + 2.75%), due 4/26/24	1,960,000	1,932,560
Element Materials Technology Group US Holdings, Inc. 2017 USD Term Loan B 6.151% (3 Month LIBOR + 3.50%), due 6/28/24	987,469	982,531
First Data Corp. 2024 USD Term Loan 4.404% (1 Month LIBOR + 2.00%), due 4/26/24	5,000,000	4,994,440
Greeneden U.S. Holdings II LLC 2018 USD Term Loan B 5.652% (3 Month LIBOR + 3.25%), due 12/1/23	1,459,294	1,440,444
Information Resources, Inc. 2018 1st Lien Term Loan 7.022% (3 Month LIBOR + 4.50%), due 12/1/25	3,233,750	3,220,275
J.D. Power and Associates 2018 1st Lien Term Loan 6.152% (1 Month LIBOR + 3.75%), due 9/7/23	2,843,218	2,829,002
Kronos, Inc. 2017 Term Loan B 5.579% (3 Month LIBOR + 3.00%), due 11/1/23	4,037,959	4,026,181
Mitchell International, Inc. 2017 1st Lien Term Loan 5.652% (1 Month LIBOR + 3.25%), due 11/29/24	1,481,250	1,409,965
MKS Instruments, Inc. 2017 Term Loan B3 4.402% (1 Month LIBOR + 2.00%), due 5/1/23	791,500	790,841

16	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Monitronics International, Inc. Term Loan B2 10.00% (PRIME + 4.50%), due 9/30/22 (g)	$1,139,045	$1,082,093
MX Holdings U.S., Inc. 2018 USD Term Loan B1C 5.402% (1 Month LIBOR + 3.00%), due 7/31/25	3,229,068	3,216,959
Prime Security Services Borrower LLC 2016 1st Lien Term Loan 5.152% (1 Month LIBOR + 2.75%), due 5/2/22	3,704,642	3,677,698
Sophia L.P. 2017 Term Loan B 5.58% (3 Month LIBOR + 3.25%), due 9/30/22	1,844,252	1,839,066
TruGreen, Ltd. Partnership 2019 Term Loan 6.161% (1 Month LIBOR + 3.75%), due 3/19/26	1,755,326	1,757,520
Verint Systems, Inc. 2018 Term Loan B 4.44% (1 Month LIBOR + 2.00%), due 6/28/24	2,450,000	2,446,937
Verscend Holding Corp. 2018 Term Loan B 6.902% (1 Month LIBOR + 4.50%), due 8/27/25	992,500	991,880
WEX, Inc. Term Loan B3 4.652% (1 Month LIBOR + 2.25%), due 5/15/26	970,069	966,026

		47,019,510

Ecological 0.4%
Advanced Disposal Services, Inc. Term Loan B3 4.635% (1 Week LIBOR + 2.25%), due 11/10/23	3,581,765	3,574,802

Electronics 12.8%
Almonde, Inc.
1st Lien Term Loan 5.902% (1 Month LIBOR + 3.50%), due 6/13/24	3,734,185	3,634,830
2nd Lien Term Loan 9.652% (1 Month LIBOR + 7.25%), due 6/13/25	1,400,000	1,385,300

	Principal Amount	Value
Electronics (continued)
ASG Technologies Group, Inc. 2018 Term Loan 5.902% (1 Month LIBOR + 3.50%), due 7/31/24	$1,506,558	$1,482,076
Banff Merger Sub Inc. 2018 USD Term Loan B 6.58% (3 Month LIBOR + 4.25%), due 10/2/25	4,943,160	4,681,326
Barracuda Networks, Inc. 1st Lien Term Loan 5.774% (3 Month LIBOR + 3.25%), due 2/12/25	1,983,741	1,980,642
Camelot UK Holdco, Ltd. 2017 Repriced Term Loan 5.652% (1 Month LIBOR + 3.25%), due 10/3/23	819,020	820,043
Cologix, Inc. 2017 1st Lien Term Loan 5.403% (1 Month LIBOR + 3.00%), due 3/20/24	1,945,126	1,858,407
Colorado Buyer, Inc.
Term Loan B 5.42% (1 Month LIBOR + 3.00%), due 5/1/24	980,000	908,337
2nd Lien Term Loan 9.67% (1 Month LIBOR + 7.25%), due 5/1/25	800,000	692,000
CommScope, Inc. 2019 Term Loan B 5.652% (1 Month LIBOR + 3.25%), due 4/6/26	4,812,500	4,800,469
Compuware Corp. 2018 Term Loan B 6.402% (1 Month LIBOR + 4.00%), due 8/22/25	698,999	698,417
Cortes NP Acquisition Corp. 2017 Term Loan B 6.33% (3 Month LIBOR + 4.00%), due 11/30/23	1,079,783	1,023,769
Dell International LLC 2017 Term Loan B 4.41% (1 Month LIBOR + 2.00%), due 9/7/23	4,421,386	4,395,596
Diebold, Inc. 2017 Term Loan B 5.188% (1 Month LIBOR + 2.75%), due 11/6/23	1,206,603	1,122,141
DigiCert, Inc. 2017 Term Loan B1 6.402% (1 Month LIBOR + 4.00%), due 10/31/24	2,481,250	2,470,084

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Dynatrace LLC 2018 1st Lien Term Loan 5.402% (1 Month LIBOR + 3.00%), due 8/22/25	$733,125	$730,742
EIG Investors Corp. 2018 1st Lien Term Loan 6.271% (3 Month LIBOR + 3.75%), due 2/9/23	4,022,049	3,987,692
Epicor Software Corp. 1st Lien Term Loan 5.66% (1 Month LIBOR + 3.25%), due 6/1/22	6,146,626	6,099,247
Exact Merger Sub LLC 1st Lien Term Loan 6.58% (3 Month LIBOR + 4.25%), due 9/27/24	2,219,953	2,211,628
Financial & Risk US Holdings, Inc. 2018 USD Term Loan 6.152% (1 Month LIBOR + 3.75%), due 10/1/25	4,479,994	4,340,796
Flexential Intermediate Corp. 2017 1st Lien Term Loan 5.83% (3 Month LIBOR + 3.50%), due 8/1/24	1,179,000	1,076,820
Flexera Software LLC 2018 1st Lien Term Loan 5.91% (1 Month LIBOR + 3.50%), due 2/26/25	2,439,324	2,428,145
GTCR Valor Cos., Inc. 2017 Term Loan B1 5.08% (3 Month LIBOR + 2.75%), due 6/16/23	1,765,621	1,750,908
Hyland Software, Inc.
2018 Term Loan 3 5.652% (1 Month LIBOR + 3.25%), due 7/1/24	4,648,923	4,622,191
2017 2nd Lien Term Loan 9.402% (1 Month LIBOR + 7.00%), due 7/7/25	208,333	208,854
Infor (U.S.), Inc. Term Loan B6 5.08% (3 Month LIBOR + 2.75%), due 2/1/22	2,689,199	2,677,434
Informatica Corp. 2018 Term Loan 5.652% (1 Month LIBOR + 3.25%), due 8/5/22	1,469,663	1,470,030
MA FinanceCo. LLC Term Loan B3 4.902% (1 Month LIBOR + 2.50%), due 6/21/24	352,345	344,857

	Principal Amount	Value
Electronics (continued)
McAfee LLC
2018 USD Term Loan B 6.152% (1 Month LIBOR + 3.75%), due 9/30/24	$5,643,385	$5,631,038
2017 2nd Lien Term Loan 10.902% (1 Month LIBOR + 8.50%), due 9/29/25	1,312,500	1,325,625
MH Sub I LLC 2017 1st Lien Term Loan 6.152% (1 Month LIBOR + 3.75%), due 9/13/24	4,094,981	4,020,760
Project Alpha Intermediate Holding, Inc.
2017 Term Loan B 6.37% (6 Month LIBOR + 3.50%), due 4/26/24	1,960,000	1,912,225
2019 Incremental Term Loan B 6.78% (3 Month LIBOR + 4.25%), due 4/26/24	600,000	595,500
Project Leopard Holdings, Inc.
2019 Term Loan 6.45% (1 Month LIBOR + 4.25%), due 7/7/23	497,500	495,945
2018 Term Loan 6.70% (6 Month LIBOR + 4.50%), due 7/7/23	604,516	603,005
Rocket Software, Inc. 2018 Term Loan 6.652% (1 Month LIBOR + 4.25%), due 11/28/25	897,750	876,990
RP Crown Parent LLC 2016 Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 10/12/23	2,340,000	2,324,399
Seattle Spinco, Inc. Term Loan B3 4.902% (1 Month LIBOR + 2.50%), due 6/21/24	2,379,469	2,328,906
Sirius Computer Solutions, Inc. 2016 Term Loan 6.652% (1 Month LIBOR + 4.25%), due 10/30/22 (f)	585,244	587,439
Solera LLC Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 3/3/23	2,685,654	2,667,375
SonicWALL, Inc. 1st Lien Term Loan 6.02% (3 Month LIBOR + 3.50%), due 5/16/25	398,000	370,637

18	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
SS&C Technologies, Inc.
2018 Term Loan B3 4.652% (1 Month LIBOR + 2.25%), due 4/16/25	$2,883,923	$2,870,706
2018 Term Loan B5 4.652% (1 Month LIBOR + 2.25%), due 4/16/25	1,984,808	1,975,987
Tempo Acquisition LLC Term Loan 5.402% (1 Month LIBOR + 3.00%), due 5/1/24	4,427,455	4,405,318
Tibco Software, Inc. Repriced Term Loan B 5.91% (1 Month LIBOR + 3.50%), due 12/4/20	2,606,119	2,603,948
Ultimate Software Group, Inc. Term Loan B 6.08% (3 Month LIBOR + 3.75%), due 5/4/26	1,750,000	1,751,750
Veritas Bermuda, Ltd.
Repriced Term Loan B 6.83% (1 Month LIBOR + 4.50%), due 1/27/23	367,428	332,522
Repriced Term Loan B 6.90% (1 Month LIBOR + 4.50%), due 1/27/23	1,851,120	1,675,264
Vertafore, Inc. 2018 1st Lien Term Loan 5.652% (1 Month LIBOR + 3.25%), due 7/2/25	398,000	381,867
Web.com Group, Inc.
2018 Term Loan B 6.161% (1 Month LIBOR + 3.75%), due 10/10/25	1,453,881	1,435,708
2018 2nd Lien Term Loan 10.161% (1 Month LIBOR + 7.75%), due 10/9/26	969,724	951,137
Western Digital Corp. 2018 Term Loan B4 4.152% (1 Month LIBOR + 1.75%), due 4/29/23	1,777,978	1,737,085
Xerox Business Services LLC Term Loan B 4.902% (1 Month LIBOR + 2.50%), due 12/7/23	1,464,875	1,429,718
Zebra Technologies Corp. 2018 Term Loan B 4.181% (1 Month LIBOR + 1.75%), due 10/27/21	735,120	735,732

		109,929,367

	Principal Amount	Value
Finance 1.4%
Alliant Holdings I, Inc. 2018 Term Loan B 5.404% (1 Month LIBOR + 3.00%), due 5/9/25	$1,797,220	$1,743,865
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan 6.788% (2 Month LIBOR + 4.25%), due 6/21/24	3,204,584	3,102,838
Deerfield Dakota Holding, LLC 2018 Term Loan B 5.652% (1 Month LIBOR + 3.25%), due 2/13/25	3,908,854	3,789,146
iStar, Inc.
2016 Term Loan B 5.13% (1 Month LIBOR + 2.75%), due 6/28/23	416,651	415,609
2016 Term Loan B 5.17% (1 Month LIBOR + 2.75%), due 6/28/23	408,318	407,297
Transplace Holdings, Inc. 1st Lien Term Loan 6.154% (1 Month LIBOR + 3.75%), due 10/7/24	1,182,038	1,176,127
USS Ultimate Holdings, Inc.
1st Lien Term Loan 5.95% (6 Month LIBOR + 3.75%), due 8/25/24	1,568,000	1,562,512
1st Lien Term Loan 6.08% (3 Month LIBOR + 3.75%), due 8/25/24	4,000	3,986

		12,201,380

Healthcare, Education & Childcare 7.3%
Acadia Healthcare Company, Inc. 2018 Term Loan B4 4.902% (1 Month LIBOR + 2.50%), due 2/16/23	739,819	735,565
Agiliti Health, Inc. Term Loan 5.50% (1 Month LIBOR + 3.00%), due 1/4/26	900,000	898,875
AHP Health Partners, Inc. 2018 Term Loan 6.902% (1 Month LIBOR + 4.50%), due 6/30/25	1,320,000	1,317,250
Akorn, Inc. Term Loan B 9.438% (1 Month LIBOR + 7.00%), due 4/16/21	172,516	161,302
Alliance Healthcare Services, Inc. 2017 Term Loan B 6.902% (1 Month LIBOR + 4.50%), due 10/24/23 (e)	866,250	827,269

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Alvogen Pharma US, Inc. 2018 Term Loan B 7.15% (1 Month LIBOR + 4.75%), due 4/2/22	$2,845,256	$2,606,966
Amneal Pharmaceuticals LLC 2018 Term Loan B 5.938% (1 Month LIBOR + 3.50%), due 5/4/25	2,226,980	2,209,349
Athenahealth, Inc. 2019 Term Loan B 7.045% (3 Month LIBOR + 4.50%), due 2/11/26	997,500	995,006
Avantor, Inc. 2017 1st Lien Term Loan 5.402% (1 Month LIBOR + 3.00%), due 11/21/24	819,771	820,283
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 5.652% (1 Month LIBOR + 3.25%), due 9/1/24	982,500	964,488
Carestream Health, Inc. (f)
1st Lien Term Loan 8.152% (1 Month LIBOR + 5.75%), due 2/28/21	2,348,325	2,266,133
2nd Lien Term Loan 11.902% (1 Month LIBOR + 9.50%), due 6/7/21 (e)	1,347,599	1,273,481
Concentra, Inc. 2018 1st Lien Term Loan 5.21% (3 Month LIBOR + 2.75%), due 6/1/22	3,323,907	3,319,752
DaVita, Inc. Term Loan B 5.135% (1 Week LIBOR + 2.75%), due 6/24/21	2,744,593	2,740,306
Envision Healthcare Corp. 2018 1st Lien Term Loan 6.152% (1 Month LIBOR + 3.75%), due 10/10/25	1,865,625	1,614,543
Equian LLC Add on Term Loan B 5.652% (1 Month LIBOR + 3.25%), due 5/20/24	3,296,546	3,292,425
ExamWorks Group, Inc. 2017 Term Loan 5.652% (1 Month LIBOR + 3.25%), due 7/27/23	2,936,855	2,933,184
Explorer Holdings, Inc. 2016 Term Loan B 6.08% (3 Month LIBOR + 3.75%), due 5/2/23	1,028,788	1,024,501

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Gentiva Health Services, Inc. 2018 1st Lien Term Loan 6.188% (1 Month LIBOR + 3.75%), due 7/2/25	$1,293,394	$1,293,394
HCA, Inc. 2018 Term Loan B10 4.33% (3 Month LIBOR + 2.00%), due 3/13/25	2,493,687	2,494,727
Jaguar Holding Co. II 2018 Term Loan 4.902% (1 Month LIBOR + 2.50%), due 8/18/22	4,673,594	4,644,384
Kinetic Concepts, Inc. 2017 Term Loan B 5.58% (3 Month LIBOR + 3.25%), due 2/2/24	3,920,000	3,920,000
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.68% (1 Month LIBOR + 3.25%), due 6/30/25	2,947,518	2,830,847
Parexel International Corp. Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 9/27/24	1,634,629	1,563,624
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 6.904% (1 Month LIBOR + 4.50%), due 11/17/25	2,157,080	2,144,138
RPI Finance Trust Term Loan B6 4.402% (1 Month LIBOR + 2.00%), due 3/27/23	3,870,228	3,872,303
Select Medical Corp. 2017 Term Loan B 4.85% (3 Month LIBOR + 2.50%), due 3/6/25	3,135,875	3,124,115
Sound Inpatient Physicians 2018 1st Lien Term Loan 5.152% (1 Month LIBOR + 2.75%), due 6/27/25	495,000	494,072
Team Health Holdings, Inc. 1st Lien Term Loan 5.152% (1 Month LIBOR + 2.75%), due 2/6/24	3,902,613	3,414,787
U.S. Anesthesia Partners, Inc. 2017 Term Loan 5.402% (1 Month LIBOR + 3.00%), due 6/23/24	2,848,946	2,797,309

		62,594,378

20	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Home and Office Furnishings, Housewares & Durable Consumer Products 0.5%
Comfort Holding LLC 1st Lien Term Loan 7.152% (1 Month LIBOR + 4.75%), due 2/5/24	$1,173,000	$1,170,801
Resideo Funding, Inc. Term Loan B 4.33% (3 Month LIBOR + 2.00%), due 10/24/25	895,500	894,007
Serta Simmons Bedding LLC
1st Lien Term Loan 5.89% (1 Month LIBOR + 3.50%), due 11/8/23	762,257	485,939
1st Lien Term Loan 5.91% (1 Month LIBOR + 3.50%), due 11/8/23	2,696,134	1,718,785

		4,269,532

Hotels, Motels, Inns & Gaming 5.1%
Affinity Gaming LLC Initial Term Loan 5.652% (1 Month LIBOR + 3.25%), due 7/1/23	2,489,737	2,390,147
AP Gaming I LLC 2018 Incremental Term Loan 5.902% (1 Month LIBOR + 3.50%), due 2/15/24	1,862,913	1,860,003
Caesars Entertainment Operating Co. Exit Term Loan 4.402% (1 Month LIBOR + 2.00%), due 10/6/24	1,641,667	1,629,765
Caesars Resort Collection LLC 2017 1st Lien Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 12/22/24	3,940,000	3,863,312
Churchill Downs, Inc. 2017 Term Loan B 4.41% (1 Month LIBOR + 2.00%), due 12/27/24	1,977,443	1,974,972
CityCenter Holdings LLC 2017 Term Loan B 4.652% (1 Month LIBOR + 2.25%), due 4/18/24	2,842,000	2,830,834
Everi Payments, Inc. Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 5/9/24	3,174,085	3,168,793
Golden Entertainment, Inc. 2017 1st Lien Term Loan 5.41% (1 Month LIBOR + 3.00%), due 10/21/24	1,000,000	995,000

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Hilton Worldwide Finance LLC 2019 Term Loan B2 4.154% (1 Month LIBOR + 1.75%), due 6/22/26	$2,235,804	$2,235,804
MGM Growth Properties Operating Partnership, L.P. 2016 Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 4/25/23	2,995,104	2,975,315
PCI Gaming Authority Term Loan 5.402% (1 Month LIBOR + 3.00%), due 5/29/26	750,000	750,469
Penn National Gaming, Inc. 2018 1st Lien Term Loan B 4.652% (1 Month LIBOR + 2.25%), due 10/15/25	331,667	330,174
Scientific Games International, Inc.
2018 Term Loan B5 5.15% (2 Month LIBOR + 2.75%), due 8/14/24	1,237,782	1,218,332
2018 Term Loan B5 5.23% (2 Month LIBOR + 2.75%), due 8/14/24	5,140,484	5,059,707
Station Casinos LLC 2016 Term Loan B 4.91% (1 Month LIBOR + 2.50%), due 6/8/23	3,142,849	3,124,187
UFC Holdings LLC 2019 Term Loan 5.66% (1 Month LIBOR + 3.25%), due 4/29/26	3,591,944	3,585,529
Wyndham Destinations, Inc. 2018 1st Lien Term Loan 4.652% (1 Month LIBOR + 2.25%), due 5/30/25	992,500	988,778
Wyndham Hotels & Resorts, Inc. Term Loan B 4.152% (1 Month LIBOR + 1.75%), due 5/30/25	1,488,750	1,484,330
Wynn Resorts, Ltd. Term Loan B 4.69% (1 Month LIBOR + 2.25%), due 10/30/24	3,491,250	3,458,519

		43,923,970

Insurance 3.2%
Acrisure LLC 2017 Term Loan B 6.772% (3 Month LIBOR + 4.25%), due 11/22/23	997,462	991,228

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Insurance (continued)
AmWINS Group, Inc.
2017 Term Loan B 5.15% (1 Month LIBOR + 2.75%), due 1/25/24	$1,879,637	$1,862,929
2017 Term Loan B 5.17% (1 Month LIBOR + 2.75%), due 1/25/24	557,863	552,904
AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan 5.902% (1 Month LIBOR + 3.50%), due 10/22/24	2,243,131	2,217,896
Asurion LLC
2017 Term Loan B4 5.402% (1 Month LIBOR + 3.00%), due 8/4/22	3,689,249	3,679,104
2018 Term Loan B6 5.402% (1 Month LIBOR + 3.00%), due 11/3/23	2,651,777	2,645,147
2018 Term Loan B7 5.402% (1 Month LIBOR + 3.00%), due 11/3/24	464,062	462,902
2017 2nd Lien Term Loan 8.902% (1 Month LIBOR + 6.50%), due 8/4/25	1,466,667	1,485,612
Hub International, Ltd. 2018 Term Loan B 5.586% (3 Month LIBOR + 3.00%), due 4/25/25	2,445,882	2,382,825
IAA Spinco, Inc. Term Loan B TBD, due 5/22/26	2,500,000	2,506,250
MPH Acquisition Holdings LLC 2016 Term Loan B 5.08% (3 Month LIBOR + 2.75%), due 6/7/23	1,842,940	1,759,239
NFP Corp. Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 1/8/24	1,467,400	1,423,640
Sedgwick Claims Management Services, Inc. 2018 Term Loan B 5.652% (1 Month LIBOR + 3.25%), due 12/31/25	2,985,000	2,941,718
USI, Inc. 2017 Repriced Term Loan 5.33% (3 Month LIBOR + 3.00%), due 5/16/24	2,947,500	2,870,865

		27,782,259

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment 2.5%
Alterra Mountain Co. Term Loan B1 5.402% (1 Month LIBOR + 3.00%), due 7/31/24	$3,477,311	$3,457,751
Boyd Gaming Corp. Term Loan B3 4.622% (1 Week LIBOR + 2.25%), due 9/15/23	2,016,093	2,004,249
Creative Artists Agency LLC 2018 Term Loan B 5.404% (3 Month LIBOR + 3.00%), due 2/15/24	1,912,059	1,904,411
Fitness International LLC
2018 Term Loan A 5.152% (1 Month LIBOR + 2.75%), due 4/18/23	1,274,706	1,264,349
2018 Term Loan B 5.652% (1 Month LIBOR + 3.25%), due 4/18/25	532,324	527,999
Life Time Fitness, Inc. 2017 Term Loan B 5.272% (3 Month LIBOR + 2.75%), due 6/10/22	2,798,958	2,785,464
Lions Gate Capital Holdings LLC 2018 Term Loan B 4.652% (1 Month LIBOR + 2.25%), due 3/24/25	662,625	658,069
Marriott Ownership Resorts, Inc. 2018 Term Loan B 4.652% (1 Month LIBOR + 2.25%), due 8/29/25	2,686,500	2,684,262
TKC Holdings, Inc. 2017 1st Lien Term Loan 6.16% (1 Month LIBOR + 3.75%), due 2/1/23	2,037,589	1,990,046
Travel Leaders Group LLC 2018 Term Loan B 6.383% (1 Month LIBOR + 4.00%), due 1/25/24	1,683,000	1,683,000
William Morris Endeavor Entertainment LLC 2018 1st Lien Term Loan 5.16% (1 Month LIBOR + 2.75%), due 5/18/25	2,688,730	2,594,625

		21,554,225

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.3%
Altra Industrial Motion Corp. 2018 Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 10/1/25	3,368,002	3,302,747

22	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) (continued)
Columbus McKinnon Corp. 2018 Term Loan B 4.83% (3 Month LIBOR + 2.50%), due 1/31/24	$1,032,309	$1,029,729
CPM Holdings, Inc.
2018 1st Lien Term Loan 6.152% (1 Month LIBOR + 3.75%), due 11/15/25	1,492,500	1,472,600
2018 2nd Lien Term Loan 10.652% (1 Month LIBOR + 8.25%), due 11/15/26 (e)	1,000,000	980,000
Rexnord LLC 2017 Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 8/21/24	1,192,155	1,190,293
Terex Corp. 2019 Term Loan B1 5.095% (2 Month LIBOR + 2.75%), due 1/31/24	748,125	747,377
Welbilt, Inc. 2018 Term Loan B 4.902% (1 Month LIBOR + 2.50%), due 10/23/25	2,284,178	2,249,916

		10,972,662

Manufacturing 0.3%
EWT Holdings III Corp. 2017 Repriced Term Loan 5.402% (1 Month LIBOR + 3.00%), due 12/20/24	2,241,133	2,229,927

Mining, Steel, Iron & Non-Precious Metals 1.5%
American Rock Salt Co. LLC 2018 1st Lien Term Loan 6.152% (1 Month LIBOR + 3.75%), due 3/21/25	1,647,117	1,645,058
Covia Holdings Corp. Term Loan 6.598% (3 Month LIBOR + 3.75%), due 6/1/25	1,414,286	1,137,322
Gates Global LLC 2017 USD Repriced Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 4/1/24	2,418,979	2,402,515
GrafTech Finance, Inc. 2018 Term Loan B 5.902% (1 Month LIBOR + 3.50%), due 2/12/25	2,758,333	2,704,891

	Principal Amount	Value
Mining, Steel, Iron & Non-Precious Metals (continued)
HFOTCO LLC 2018 Term Loan B 5.16% (1 Month LIBOR + 2.75%), due 6/26/25	$792,000	$788,040
Keane Group Holdings LLC 2018 1st Lien Term Loan 6.188% (1 Month LIBOR + 3.75%), due 5/25/25	990,000	980,100
MRC Global (US) Inc. 2018 1st Lien Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 9/20/24	1,477,500	1,470,112
U.S. Silica Co. 2018 Term Loan B 6.438% (1 Month LIBOR + 4.00%), due 5/1/25	1,481,250	1,385,763

		12,513,801

Oil & Gas 1.8%
Apergy Corp. 2018 1st Lien Term Loan 4.938% (1 Month LIBOR + 2.50%), due 5/9/25	462,651	460,723
Edgewater Generation LLC Term Loan 6.152% (1 Month LIBOR + 3.75%), due 12/13/25	3,987,494	3,976,528
GIP III Stetson I, L.P. 2018 Term Loan B 6.633% (1 Month LIBOR + 4.25%), due 7/18/25	1,705,139	1,700,450
HGIM Corp. 2018 Exit Term Loan 8.743% (3 Month LIBOR + 6.00%), due 7/2/23	110,172	104,847
Lucid Energy Group II LLC 2018 1st Lien Term Loan 5.402% (1 Month LIBOR + 3.00%), due 2/17/25	1,382,500	1,316,831
McDermott Technology Americas, Inc. 2018 1st Lien Term Loan 7.402% (1 Month LIBOR + 5.00%), due 5/9/25	1,476,263	1,450,121
Medallion Midland Acquisition LLC 1st Lien Term Loan 5.652% (1 Month LIBOR + 3.25%), due 10/30/24	591,000	573,454
PES Holdings LLC
2018 Term Loan C 6.99% (PIK + 3.00%), due 12/31/22 (c)	1,046,797	690,886
2018 Term Loan A 8.58% (3 Month LIBOR + 6.25%), due 12/31/22 (e)	733,559	704,217

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Oil & Gas (continued)
Prairie ECI Acquiror L.P. Term Loan B 7.08% (3 Month LIBOR + 4.75%), due 3/11/26	$1,246,875	$1,246,875
Seadrill Partners Finco LLC Term Loan B 8.33% (3 Month LIBOR + 6.00%), due 2/21/21 (f)	1,883,018	1,341,650
Summit Midstream Partners Holdings LLC Term Loan B 8.402% (1 Month LIBOR + 6.00%), due 5/13/22	632,792	622,246
Traverse Midstream Partners LLC 2017 Term Loan 6.59% (3 Month LIBOR + 4.00%), due 9/27/24	1,323,333	1,305,138

		15,493,966

Personal & Nondurable Consumer Products (Manufacturing Only) 1.1%
American Builders & Contractors Supply Co., Inc. 2018 Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 10/31/23	2,104,069	2,071,851
Prestige Brands, Inc. Term Loan B4 4.402% (1 Month LIBOR + 2.00%), due 1/26/24	542,879	539,487
Revlon Consumer Products Corp. 2016 Term Loan B 6.022% (3 Month LIBOR + 3.50%), due 9/7/23	2,512,292	2,096,716
SRAM LLC
2018 Term Loan B 5.10% (2 Month LIBOR + 2.75%), due 3/15/24	1,371,092	1,367,664
2018 Term Loan B 5.23% (2 Month LIBOR + 2.75%), due 3/15/24	1,319,768	1,316,469
2018 Term Loan B 7.25% (PRIME + 1.75%), due 3/15/24	95,317	95,078
Varsity Brands, Inc. 2017 Term Loan B 5.902% (1 Month LIBOR + 3.50%), due 12/15/24	1,970,020	1,927,664

		9,414,929

Personal Transportation 0.2%
Uber Technologies 2018 Incremental Term Loan 5.904% (1 Month LIBOR + 3.50%), due 7/13/23	2,083,451	2,079,544

	Principal Amount	Value
Personal, Food & Miscellaneous Services 1.7%
Aramark Services, Inc. 2018 Term Loan B3 4.08% (3 Month LIBOR + 1.75%), due 3/11/25	$3,932,663	$3,917,097
Golden Nugget, Inc.
2017 Incremental Term Loan 5.14% (1 Month LIBOR + 2.75%), due 10/4/23	1,327,744	1,315,712
2017 Incremental Term Loan 5.15% (1 Month LIBOR + 2.75%), due 10/4/23	1,656,188	1,641,180
IRB Holding Corp. 1st Lien Term Loan 5.644% (1 Month LIBOR + 3.25%), due 2/5/25	2,478,725	2,448,256
KFC Holding Co. 2018 Term Loan B 4.132% (1 Month LIBOR + 1.75%), due 4/3/25	2,918,211	2,907,722
Weight Watchers International, Inc. 2017 Term Loan B 7.35% (3 Month LIBOR + 4.75%), due 11/29/24	2,650,135	2,599,340

		14,829,307

Printing & Publishing 1.1%
Getty Images, Inc. 2019 1st Lien Term Loan 6.938% (1 Month LIBOR + 4.50%), due 2/19/26	3,527,727	3,507,884
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 6.402% (1 Month LIBOR + 4.00%), due 5/4/22	2,164,080	2,060,836
Prometric Holdings, Inc. 1st Lien Term Loan 5.41% (1 Month LIBOR + 3.00%), due 1/29/25	1,508,451	1,493,366
Severin Acquisition, LLC 2018 Term Loan B 5.815% (3 Month LIBOR + 3.25%), due 8/1/25	1,990,000	1,963,259
Shutterfly, Inc. Term Loan B2 4.91% (1 Month LIBOR + 2.50%), due 8/17/24	673,941	673,380

		9,698,725

Radio and TV Broadcasting 0.5%
Nexstar Broadcasting, Inc. 2019 Term Loan B4 TBD, due 6/20/26	4,375,000	4,358,594

24	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store 2.9%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 5.902% (1 Month LIBOR + 3.50%), due 9/26/24	$2,063,250	$1,944,613
Bass Pro Group LLC Term Loan B 7.402% (1 Month LIBOR + 5.00%), due 9/25/24	2,947,500	2,810,259
Belk, Inc. Term Loan 7.285% (3 Month LIBOR + 4.75%), due 12/12/22	1,419,279	1,141,252
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 5.161% (1 Month LIBOR + 2.75%), due 2/3/24	3,370,193	3,370,614
CNT Holdings III Corp. 2017 Term Loan 5.45% (6 Month LIBOR + 3.25%), due 1/22/23	1,247,728	1,232,521
EG Finco, Ltd. 2018 USD Term Loan 6.33% (3 Month LIBOR + 4.00%), due 2/7/25	1,481,257	1,454,409
Harbor Freight Tools USA, Inc. 2018 Term Loan B 4.902% (1 Month LIBOR + 2.50%), due 8/18/23	1,420,712	1,381,347
Leslie’s Poolmart, Inc. 2016 Term Loan 5.981% (2 Month LIBOR + 3.50%), due 8/16/23	1,828,671	1,730,380
Michaels Stores, Inc.
2018 Term Loan B 4.90% (1 Month LIBOR + 2.50%), due 1/30/23	790,602	762,140
2018 Term Loan B 4.90% (1 Month LIBOR + 2.50%), due 1/30/23	2,209,902	2,130,346
Party City Holdings, Inc. 2018 Term Loan B 4.91% (1 Month LIBOR + 2.50%), due 8/19/22	1,992,395	1,978,282
Petco Animal Supplies, Inc. 2017 Term Loan B 5.833% (3 Month LIBOR + 3.25%), due 1/26/23	2,580,000	1,999,500
PetSmart, Inc. Term Loan B2 6.67% (1 Month LIBOR + 4.00%), due 3/11/22	1,898,904	1,840,038

	Principal Amount	Value
Retail Store (continued)
Sally Holdings LLC Term Loan B2 4.50%, due 7/5/24 (e)	$1,166,667	$1,102,500

		24,878,201

Telecommunications 3.2%
Avaya, Inc. 2018 Term Loan B 6.651% (1 Month LIBOR + 4.25%), due 12/15/24	1,477,500	1,411,751
CenturyLink, Inc. 2017 Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 1/31/25	2,967,468	2,894,207
CSC Holdings LLC
2018 Term Loan B 4.894% (1 Month LIBOR + 2.50%), due 1/25/26	3,712,500	3,665,166
2019 Term Loan B 5.394% (1 Month LIBOR + 3.00%), due 4/15/27	1,000,000	985,000
Frontier Communications Corp. 2017 Term Loan B1 6.16% (1 Month LIBOR + 3.75%), due 6/15/24	1,470,000	1,440,600
Microchip Technology, Inc. 2018 Term Loan B 4.41% (1 Month LIBOR + 2.00%), due 5/29/25	1,149,783	1,142,597
Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan 5.576% (3 Month LIBOR + 3.00%), due 11/3/23	884,211	813,474
Radiate Holdco LLC 1st Lien Term Loan 5.402% (1 Month LIBOR + 3.00%), due 2/1/24	3,612,760	3,525,953
SBA Senior Finance II LLC 2018 Term Loan B 4.41% (1 Month LIBOR + 2.00%), due 4/11/25	1,817,300	1,792,029
Sprint Communications, Inc.
1st Lien Term Loan B 4.938% (1 Month LIBOR + 2.50%), due 2/2/24	1,955,000	1,923,231
2018 Term Loan B 5.438% (1 Month LIBOR + 3.00%), due 2/2/24	3,980,000	3,938,540
Syniverse Holdings, Inc.
2018 1st Lien Term Loan 7.401% (1 Month LIBOR + 5.00%), due 3/9/23	1,666,406	1,537,260

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Telecommunications (continued)
Syniverse Holdings, Inc. (continued)
2018 2nd Lien Term Loan 11.401% (1 Month LIBOR + 9.00%), due 3/11/24	$500,000	$370,000
West Corp. 2017 Term Loan 6.522% (3 Month LIBOR + 4.00%), due 10/10/24	1,737,310	1,617,146

		27,056,954

Utilities 3.6%
Astoria Energy LLC Term Loan B 6.41% (1 Month LIBOR + 4.00%), due 12/24/21	2,296,506	2,292,200
Brookfield WEC Holdings, Inc. 2018 1st Lien Term Loan 5.902% (1 Month LIBOR + 3.50%), due 8/1/25	2,987,500	2,983,766
Calpine Corp.
Term Loan B5 4.83% (3 Month LIBOR + 2.50%), due 1/15/24	1,693,708	1,683,758
Term Loan B9 5.08% (3 Month LIBOR + 2.75%), due 4/5/26	3,150,000	3,142,125
Compass Power Generation LLC 2018 Term Loan B 5.902% (1 Month LIBOR + 3.50%), due 12/20/24	673,056	673,477
EIF Channelview Cogeneration LLC 2018 Term Loan B 6.66% (1 Month LIBOR + 4.25%), due 5/3/25	1,362,776	1,366,183
ExGen Renewables IV LLC Term Loan B 5.53% (3 Month LIBOR + 3.00%), due 11/28/24	938,999	892,636
Granite Acquisition, Inc.
Term Loan C 5.83% (3 Month LIBOR + 3.50%), due 12/19/21	195,342	195,098
Term Loan B 6.092% (3 Month LIBOR + 3.50%), due 12/19/21	2,920,862	2,917,211
2nd Lien Term Loan B 9.58% (3 Month LIBOR + 7.25%), due 12/19/22	696,328	695,457

	Principal Amount	Value
Utilities (continued)
Helix Gen Funding LLC Term Loan B 6.152% (1 Month LIBOR + 3.75%), due 6/2/24	$3,853,252	$3,619,649
Oregon Clean Energy LLC Term Loan 6.152% (1 Month LIBOR + 3.75%), due 3/1/26	2,743,125	2,743,125
PG&E Corp. DIP Term Loan 4.69% (1 Month LIBOR + 2.25%), due 12/31/20	2,812,500	2,808,984
Southeast PowerGen LLC Term Loan B 5.91% (1 Month LIBOR + 3.50%), due 12/2/21	433,088	415,764
TEX Operations Co. LLC Exit Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 8/4/23	2,167,571	2,163,169
Vistra Energy Corp.
1st Lien Term Loan B3 4.33% (3 Month LIBOR + 2.00%), due 12/31/25	59,756	59,644
1st Lien Term Loan B3 4.39% (1 Month LIBOR + 2.00%), due 12/31/25	748,049	746,646
1st Lien Term Loan B3 4.40% (1 Month LIBOR + 2.00%), due 12/31/25	1,047,195	1,045,232

		30,444,124

Total Floating Rate Loans (Cost $706,440,009)		691,132,352

Foreign Floating Rate Loans 10.4% (d)
Aerospace & Defense 0.0%‡
1199169 B.C. Unlimited Liability Co. 2019 Term Loan B2 6.33% (3 Month LIBOR + 4.00%), due 4/6/26	310,800	311,869

Auto Manufacturers 0.4%
Panther BF Aggregator 2, L.P. Term Loan B 5.902% (1 Month LIBOR + 3.50%), due 4/30/26	3,750,000	3,713,438

26	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Beverage, Food & Tobacco 0.7%
JBS USA Lux S.A. 2019 Term Loan B 4.902% (1 Month LIBOR + 2.50%), due 5/1/26	$3,653,843	$3,644,200
Refresco Group B.V. USD Term Loan B3 TBD, due 3/28/25	2,000,000	1,990,000

		5,634,200

Broadcasting & Entertainment 0.6%
Altice France S.A. 2018 Term Loan B13 6.394% (1 Month LIBOR + 4.00%), due 8/14/26	1,243,750	1,216,932
Numericable Group S.A.
Term Loan B11 5.152% (1 Month LIBOR + 2.75%), due 7/31/25	2,935,088	2,790,778
Term Loan B12 6.082% (1 Month LIBOR + 3.687%), due 1/31/26	984,975	954,195

		4,961,905

Chemicals, Plastics & Rubber 1.1%
Allnex (Luxembourg) & Cy S.C.A. 2016 Term Loan B2 5.771% (3 Month LIBOR + 3.25%), due 9/13/23	1,264,593	1,236,930
Alpha 3 B.V. 2017 Term Loan B1 5.33% (3 Month LIBOR + 3.00%), due 1/31/24	1,754,827	1,714,247
Diamond (BC) B.V. Term Loan 5.583% (3 Month LIBOR + 3.00%), due 9/6/24	1,641,667	1,440,562
Flint Group GmbH Term Loan C 5.581% (3 Month LIBOR + 3.00%), due 9/7/21	292,768	242,266
Oxea Holding Drei GmbH 2017 Term Loan B2 6.125% (3 Month LIBOR + 3.50%), due 10/14/24	2,287,500	2,280,352
Starfruit Finco B.V. 2018 Term Loan B 5.669% (1 Month LIBOR + 3.25%), due 10/1/25	2,244,375	2,205,565

		9,119,922

	Principal Amount	Value
Diversified/Conglomerate Manufacturing 0.6%
AI Ladder (Luxembourg) Subco S.A R.L. 2018 Term Loan 6.83% (3 Month LIBOR + 4.50%), due 7/9/25	$814,568	$790,131
Bright Bidco B.V.
2018 Term Loan B 5.83% (3 Month LIBOR + 3.50%), due 6/30/24	1,321,836	925,286
2018 Term Loan B 5.90% (3 Month LIBOR + 3.50%), due 6/30/24	638,197	446,738
Garda World Security Corp.
2017 Term Loan 6.02% (3 Month LIBOR + 3.50%), due 5/24/24	3,158,047	3,130,414
2017 Term Loan 8.00% (PRIME + 2.50%), due 5/24/24	8,077	8,006

		5,300,575

Ecological 0.2%
GFL Environmental, Inc. 2018 Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 5/30/25	1,584,439	1,556,315

Electronics 0.8%
Avast Software B.V. 2018 Term Loan B 4.58% (3 Month LIBOR + 2.25%), due 9/30/23	744,082	742,128
ION Trading Technologies S.A R.L. USD Incremental Term Loan B 6.651% (3 Month LIBOR + 4.00%), due 11/21/24	1,975,912	1,916,634
Oberthur Technologies S.A. 2016 Term Loan B1 6.08% (3 Month LIBOR + 3.75%), due 1/10/24	1,100,869	1,051,330
SS&C Technologies Holdings Europe S.A R.L. 2018 Term Loan B4 4.652% (1 Month LIBOR + 2.25%), due 4/16/25	1,977,767	1,968,703
Trader Corp. 2017 Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 9/28/23	1,283,127	1,276,711

		6,955,506

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Healthcare, Education & Childcare 1.4%
Auris Luxembourg III S.A.R.L. 2019 Term Loan B2 6.152% (1 Month LIBOR + 3.75%), due 2/27/26	$1,683,281	$1,684,860
Endo Luxembourg Finance Co. I S.A R.L. 2017 Term Loan B 6.688% (1 Month LIBOR + 4.25%), due 4/29/24	3,798,737	3,554,194
Mallinckrodt International Finance S.A. Term Loan B 5.08% (3 Month LIBOR + 2.75%), due 9/24/24	1,053,167	944,889
Valeant Pharmaceuticals International, Inc. 2018 Term Loan B 5.412% (1 Month LIBOR + 3.00%), due 6/2/25	5,856,160	5,850,930

		12,034,873

Hotels, Motels, Inns & Gaming 1.1%
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 4.402% (1 Month LIBOR + 2.00%), due 11/30/23	2,472,233	2,466,438
Gateway Casinos & Entertainment, Ltd. 2018 Term Loan B 5.33% (3 Month LIBOR + 3.00%), due 3/13/25	1,588,975	1,590,298
GVC Holdings PLC 2018 Term Loan 4.652% (1 Month LIBOR + 2.25%), due 3/29/24	1,486,212	1,480,019
Stars Group Holdings B.V. 2018 Incremental Term Loan 5.83% (3 Month LIBOR + 3.50%), due 7/10/25	4,059,045	4,056,509

		9,593,264

Leisure, Amusement, Motion Pictures & Entertainment 0.9%
Bombardier Recreational Products, Inc.
2019 Incremental Term Loan B2 TBD, due 5/23/25	1,666,667	1,646,875
2016 Term Loan B 4.40% (1 Month LIBOR + 2.00%), due 5/23/25	1,694,943	1,668,107
Delta 2 (LUX) S.A.R.L. 2018 USD Term Loan 4.902% (1 Month LIBOR + 2.50%), due 2/1/24	3,568,089	3,475,915

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment (continued)
DHX Media, Ltd. Term Loan B 6.152% (1 Month LIBOR + 3.75%), due 12/29/23	$808,136	$785,912

		7,576,809

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.2%
Titan Acquisition, Ltd. 2018 Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 3/28/25	1,851,563	1,764,076

Oil & Gas 0.2%
MEG Energy Corp. 2017 Term Loan B 5.91% (1 Month LIBOR + 3.50%), due 12/31/23	133,125	132,792
NorthRiver Midstream Finance L.P. 2018 Term Loan B 5.85% (3 Month LIBOR + 3.25%), due 10/1/25	1,191,000	1,188,661

		1,321,453

Personal & Nondurable Consumer Products (Manufacturing Only) 0.2%
Array Canada, Inc. Term Loan B 7.33% (3 Month LIBOR + 5.00%), due 2/10/23	370,583	352,981
KIK Custom Products, Inc. 2015 Term Loan B 6.402% (1 Month LIBOR + 4.00%), due 5/15/23	1,350,000	1,271,362

		1,624,343

Personal, Food & Miscellaneous Services 0.7%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.652% (1 Month LIBOR + 2.25%), due 2/16/24	3,484,302	3,458,170
Jacobs Douwe Egberts International B.V. 2018 USD Term Loan B 4.50% (1 Month LIBOR + 2.00%), due 11/1/25	2,629,751	2,623,176

		6,081,346

Printing & Publishing 0.3%
Springer Science & Business Media Deutschland GmbH Term Loan B13 5.902% (1 Month LIBOR + 3.50%), due 8/15/22	2,908,936	2,908,936

28	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Retail Store 0.1%
EG Group, Ltd. 2018 USD Term Loan B 6.33% (3 Month LIBOR + 4.00%), due 2/7/25	$1,185,000	$1,163,522

Telecommunications 0.9%
Digicel International Finance, Ltd. 2017 Term Loan B 5.78% (3 Month LIBOR + 3.25%), due 5/28/24	515,814	445,663
Intelsat Jackson Holdings S.A. 2017 Term Loan B3 6.154% (1 Month LIBOR + 3.75%), due 11/27/23	4,139,180	4,088,732
Telesat Canada Term Loan B4 4.83% (3 Month LIBOR + 2.50%), due 11/17/23	3,280,747	3,241,106

		7,775,501

Total Foreign Floating Rate Loans (Cost $91,434,160)		89,397,853

Total Long-Term Bonds (Cost $828,889,249)		811,827,861

	Shares
Affiliated Investment Company 0.3%
Fixed Income Fund 0.3%
MainStay MacKay High Yield Corporate Bond Fund Class I	492,059	2,770,294

Total Affiliated Investment Company (Cost $2,792,371)		2,770,294

Common Stocks 0.5%
Communications Equipment 0.0%‡
Energy Future Holdings Corp. (e)(f)(h)(i)	94,456	0
Millennium Corporate Trust (e)(f)(h)(i)	1,243	0
Millennium Lender Trust (e)(f)(h)(i)	1,324	0

		0

Energy Equipment & Services 0.1%
Pacific Drilling S.A. (i)	49,911	628,879
Transocean, Ltd. (i)	52,291	335,185

		964,064

Hotels, Restaurants & Leisure 0.0%‡
Caesars Entertainment Corp. (i)	19,323	228,398

	Shares	Value
Media 0.1%
Clear Channel Outdoor Holdings, Inc. (i)	43,745	$206,477
iHeartMedia, Inc. Class A (e)(f)(h)(i)	18,603	292,997

		499,474

Metals & Mining 0.3%
AFGlobal Corp. (e)(f)(h)(i)	45,694	2,483,926

Oil & Gas 0.0%‡
HGIM Corp. (e)(f)(h)(i)	527	7,905
Templar Energy Corp., Class B (e)(f)(h)(i)	36,393	0
Templar Energy LLC, Class A (e)(f)(h)(i)	36,029	0

		7,905

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (e)(f)(h)(i)	122,031	320,331
Philadelphia Energy Solutions, Inc., Class A (e)(f)(h)(i)	52,608	16,440

		336,771

Total Common Stocks (Cost $5,063,551)		4,520,538

Preferred Stocks 0.0%
Oil & Gas 0.0%
Templar Energy Corp. (8.00% PIK) (c)(e)(f)(h)(i)	54,340	0

Total Preferred Stocks (Cost $227,580)		0

	Number of Rights
Rights 0.0%‡
Independent Power & Renewable Electricity Producers 0.0%‡
Vistra Energy Corp. (e)(h)(i)	57,684	56,530

Total Rights (Cost $47,301)		56,530

	Number of Warrants
Warrants 0.0%‡
Oil & Gas 0.0%‡
HGIM Corp. Expires 7/2/43 (e)(f)(h)(i)	2,358	35,370

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (e)(f)(h)(i)
1st Lien Warrants Expires 3/30/23	11,684	934
2nd Lien Tranche A Expires 3/30/23	15,022	1,878

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Number of Warrants	Value
Warrants (continued)
Oil, Gas & Consumable Fuels (continued)
Ascent Resources (continued)
2nd Lien Tranche B Expires 3/30/23	31,000	$930

		3,742

Total Warrants (Cost $100,718)		39,112

	Principal Amount
Short-Term Investments 7.1%
Repurchase Agreement 0.5%
Fixed Income Clearing Corp. 0.50%, dated 6/28/19 due 7/1/19 Proceeds at Maturity $3,882,991 (Collateralized by a United States Treasury Note with a rate of 2.25% and a maturity date of 3/31/21, with a Principal Amount of $3,910,000 and a Market Value of $3,961,440)	$3,882,830	3,882,830

Total Repurchase Agreement (Cost $3,882,830)		3,882,830

U.S. Government & Federal Agencies 6.4% (j)
2.12%, due 7/23/19	7,841,000	7,830,997
2.17%, due 7/9/19	6,350,000	6,346,984
2.171%, due 7/9/19	1,450,000	1,449,311
2.182%, due 8/6/19	35,675,000	35,598,477
2.339%, due 7/2/19	3,454,000	3,453,779

Total U.S. Government & Federal Agencies (Cost $54,679,548)		54,679,548

Unaffiliated Investment Company 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (k)(l)	1,881,488	1,881,488

Total Unaffiliated Investment Company (Cost $1,881,488)		1,881,488

Total Short-Term Investments (Cost $60,443,866)		60,443,866

Total Investments (Cost $897,564,636)	102.7%	879,658,201
Other Assets, Less Liabilities	(2.7)	(22,935,911)
Net Assets	100.0%	$856,722,290
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $2,556,251; the total market value of collateral held by the Portfolio was $2,629,087. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $747,599 (See Note 2(J)).

(c)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(d)	Floating rate—Rate shown was the rate in effect as of June 30, 2019.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)

Illiquid security—As of June 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $10,806,231, which represented 1.3% of the Portfolio’s net assets.

(g)	Issue in default.

(h)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, the total market value of fair valued securities was $3,217,241, which represented 0.4% of the Portfolio’s net assets.

(i)	Non-income producing security.

(j)	Interest rate shown represents yield to maturity.

(k)	Current yield as of June 30, 2019.

(l)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

30	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$31,297,656	$—	$31,297,656
Floating Rate Loans (b)	—	682,412,446	8,719,906	691,132,352
Foreign Floating Rate Loans	—	89,397,853	—	89,397,853

Total Long-Term Bonds	—	803,107,955	8,719,906	811,827,861

Affiliated Investment Company
Fixed Income Funds	2,770,294	—	—	2,770,294
Common Stocks (c)	1,398,939	—	3,121,599	4,520,538
Preferred Stocks (d)	—	—	0	0
Rights (e)	—	—	56,530	56,530
Warrants (f)	—	—	39,112	39,112
Short-Term Investments
Repurchase Agreements	—	3,882,830	—	3,882,830
U.S. Government & Federal Agencies	—	54,679,548	—	54,679,548
Unaffiliated Investment Company	1,881,488	—	—	1,881,488

Total Short-Term Investments	1,881,488	58,562,378	—	60,443,866

Total Investments in Securities	$6,050,721	$861,670,333	$11,937,147	$879,658,201

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $8,719,906 are held within the Floating Rate Loans section of the Portfolio of Investments were valued by a pricing service without adjustment.

(c)

The Level 3 securities valued at $0, $292,997, $2,483,926, $7,905 and $336,771 are held in Communications Equipment, Media, Metals & Mining, Oil & Gas and Oil, Gas & Consumable Fuels, respectively, within the Common Stocks section of the Portfolio of Investments.

(d)	The Level 3 security valued at $0 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $56,530 is held in Independent Power & Renewable Electricity Producers within the Rights section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $35.370 and $3,742 are held in Oil & Gas and Oil, Gas & Consumable Fuels, respectively within the Warrants section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2019 (b)
Long-Term Bonds
Floating Rate Loans	$48,225,782	$8,282	$9,928	$154,807	$(856,360)	$(12,928,334)	$3,570,906	$(29,465,105)	$8,719,906	$154,807
Foreign Floating Rate Loans	7,547,427	—	—	—	—	—	—	(7,547,427)	—	—
Common Stocks	3,235,335	—	—	(448,590)	334,854	—	—	—	3,121,599	(448,590)
Preferred Stocks	66,963	—	—	(66,963)	—	—	—	—	—	—
Rights	54,223	—	—	2,307	—	—	—	—	56,530	2,307
Warrants	101,766	—	—	(62,654)	—	—	—	—	39,112	(62,654)

Total	$59,231,496	$8,282	$9,928	$(421,093)	$(521,506)	$(12,928,334)	$3,570,906	$(37,012,532)	$11,937,147	$(354,130)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations

As of June 30, 2019, securities with a market value of $3,570,906 transferred from Level 2 to Level 3 as the fair value obtained from an independent pricing service, utilized significant unobservable inputs. As of December 31, 2018, the fair value obtained for these securities, as determined by an independent pricing service, utilized significant other observable inputs.

As of June 30, 2019, securities with a market value of $37,012,532 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of December 31, 2018, the fair value obtained for these securities, as determined by an independent pricing service, utilized significant unobservable inputs.

32	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $894,772,265) including securities on loan of $2,556,251	$876,887,907
Investment in affiliated investment company, at value (identified cost $2,792,371)	2,770,294
Receivables:
Dividends and interest	3,644,161
Investment securities sold	2,745,827
Portfolio shares sold	243,851
Securities lending	3,529
Other assets	4,032

Total assets	886,299,601

Liabilities
Cash collateral received for securities on loan	1,881,488
Unrealized depreciation on unfunded commitments (See Note 5)	5,132
Payables:
Investment securities purchased	26,796,717
Manager (See Note 3)	420,623
Portfolio shares redeemed	223,279
NYLIFE Distributors (See Note 3)	124,254
Professional fees	55,861
Shareholder communication	44,339
Custodian	16,831
Trustees	1,056
Accrued expenses	7,731

Total liabilities	29,577,311

Net assets	$856,722,290

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$96,321
Additional paid-in capital	894,297,537

894,393,858
Total distributable earnings (loss)	(37,671,568)

Net assets	$856,722,290

Initial Class
Net assets applicable to outstanding shares	$252,516,901

Shares of beneficial interest outstanding	28,406,243

Net asset value per share outstanding	$8.89

Service Class
Net assets applicable to outstanding shares	$604,205,389

Shares of beneficial interest outstanding	67,914,944

Net asset value per share outstanding	$8.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$24,138,417
Dividends-affiliated	81,780
Securities lending	14,229
Dividends-unaffiliated	2,220

Total income	24,236,646

Expenses
Manager (See Note 3)	2,507,379
Distribution/Service—Service Class (See Note 3)	764,736
Professional fees	70,096
Shareholder communication	45,706
Custodian	18,295
Trustees	10,210
Miscellaneous	31,327

Total expenses	3,447,749

Net investment income (loss)	20,788,897

Realized and Unrealized Gain (Loss) on Investments and Unfunded Commitments
Net realized gain (loss) on unaffiliated investments	(1,217,947)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	22,137,550
Affiliated investments	142,698
Unfunded commitments	1,547

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	22,281,795

Net realized and unrealized gain (loss) on investments and unfunded commitments and unfunded commitments	21,063,848

Net increase (decrease) in net assets resulting from operations	$41,852,745

34	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,788,897	$37,131,108
Net realized gain (loss) on investments and unfunded commitments	(1,217,947)	(2,392,134)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	22,281,795	(36,711,595)

Net increase (decrease) in net assets resulting from operations	41,852,745	(1,972,621)

Distributions to shareholders:
Initial Class	(5,757,017)	(10,493,538)
Service Class	(15,017,574)	(26,650,153)

Total distributions to shareholders	(20,774,591)	(37,143,691)

Capital share transactions:
Net proceeds from sale of shares	114,744,285	172,373,554
Net asset value of shares issued to shareholders in reinvestment of dividends	20,769,865	37,143,691
Cost of shares redeemed	(98,646,741)	(212,274,463)

Increase (decrease) in net assets derived from capital share transactions	36,867,409	(2,757,218)

Net increase (decrease) in net assets	57,945,563	(41,873,530)

Net Assets
Beginning of period	798,776,727	840,650,257

End of period	$856,722,290	$798,776,727

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Six months ended June 30,	Year ended December 31,

Initial Class	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$8.66	$9.08		$9.11	$8.74		$9.05	$9.33

Net investment income (loss) (a)	0.23	0.43		0.39	0.35		0.35	0.36

Net realized and unrealized gain (loss) on investments	0.23	(0.42)		(0.03)	0.37		(0.31)	(0.28)

Total from investment operations	0.46	0.01		0.36	0.72		0.04	0.08

Less dividends:

From net investment income	(0.23)	(0.43)		(0.39)	(0.35)		(0.35)	(0.36)

Net asset value at end of period	$8.89	$8.66		$9.08	$9.11		$8.74	$9.05

Total investment return (b)	5.43%	(0.00	%)‡,(c)	3.98%	8.45%		0.39%	0.86%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.16%††	4.75%		4.21%	3.94	%(d)	3.88%	3.89%

Net expenses (e)	0.64%††	0.65%		0.64%	0.64	%(f)	0.64%	0.64%

Portfolio turnover rate	12%	29%		52%	36%		35%	48%

Net assets at end of period (in 000’s)	$252,517	$187,285		$259,054	$287,373		$226,083	$205,057

*	Unaudited.
††	Annualized.
‡	Less than one-tenth percent.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.65%.

	Six months ended June 30,	Year ended December 31,

Service Class	2019*	2018		2017	2016		2015	2014

Net asset value at beginning of period	$8.67	$9.09		$9.12	$8.75		$9.06	$9.34

Net investment income (loss) (a)	0.22	0.41		0.36	0.33		0.33	0.34

Net realized and unrealized gain (loss) on investments	0.23	(0.42)		(0.03)	0.37		(0.31)	(0.28)

Total from investment operations	0.45	(0.01)		0.33	0.70		0.02	0.06

Less dividends:

From net investment income	(0.22)	(0.41)		(0.36)	(0.33)		(0.33)	(0.34)

Net asset value at end of period	$8.90	$8.67		$9.09	$9.12		$8.75	$9.06

Total investment return (b)	5.30%	(0.25	%)(c)	3.71%	8.18%		0.14%	0.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.91%††	4.52%		3.96%	3.68	%(d)	3.63%	3.65%

Net expenses (e)	0.89%††	0.90%		0.89%	0.89	%(f)	0.89%	0.89%

Portfolio turnover rate	12%	29%		52%	36%		35%	48%

Net assets at end of period (in 000’s)	$604,205	$611,492		$581,596	$582,341		$565,278	$581,456

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.90%.

36	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

37

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

38	MainStay VP Floating Rate Portfolio

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the

Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the

39

Notes to Financial Statements (Unaudited) (continued)

date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in exchange-traded funds (“ETFs”) and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, repurchase agreements are shown in the Portfolio of Investments.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2019, rights and warrants are shown in the Portfolio of Investments.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio primarily invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2019, the Portfolio held unfunded commitments. (See Note 5)

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of

40	MainStay VP Floating Rate Portfolio

cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $2,556,251; the total market value of collateral held by the Portfolio was $2,629,087. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $747,599 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $1,881,488.

(K)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Portfolio’s principal investments include floating rate loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

(L)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.60%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $2,507,379, and paid the Subadvisor in the amount of $1,252,801.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations.

41

Notes to Financial Statements (Unaudited) (continued)

For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE

Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay MacKay High Yield Corporate Bond Fund Class I	$2,628	$—	$—	$—	$142	$2,770	$82	$—	492

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$897,597,187	$2,538,321	$(20,477,307)	$(17,938,986)

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $19,154,910, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$66	$19,089

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$37,143,691	$ —

Note 5–Commitments and Contingencies

As of June 30, 2019, the Portfolio held unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Mavis Tire Express Services Corp. Delayed Draw Term Loan 5.652%, due 3/20/25	$181,043	$(3,960)
Pacific Gas & Electric Co. Delayed Draw Term Loan 4.826%, due 12/31/20	937,500	(1,172)
Total		$(5,132)

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments

42	MainStay VP Floating Rate Portfolio

based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $161,524 and $95,750, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	7,286,156	$64,844,787
Shares issued to shareholders in reinvestment of dividends and distributions	646,598	5,757,223
Shares redeemed	(1,154,182)	(10,284,168)

Net increase (decrease)	6,778,572	$60,317,842

Year ended December 31, 2018:
Shares sold	1,195,603	$10,838,825
Shares issued to shareholders in reinvestment of dividends and distributions	1,167,257	10,493,538
Shares redeemed	(9,251,777)	(83,588,619)

Net increase (decrease)	(6,888,917)	$(62,256,256)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	5,594,169	$49,899,498
Shares issued to shareholders in reinvestment of dividends and distributions	1,685,049	15,012,642
Shares redeemed	(9,921,820)	(88,362,573)

Net increase (decrease)	(2,642,602)	$(23,450,433)

Year ended December 31, 2018:
Shares sold	17,862,616	$161,534,729
Shares issued to shareholders in reinvestment of dividends and distributions	2,977,486	26,650,153
Shares redeemed	(14,253,759)	(128,685,844)

Net increase (decrease)	6,586,343	$59,499,038

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

44	MainStay VP Floating Rate Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781620	MSVPFR10-08/19 (NYLIAC) NI518

MainStay VP MacKay Government Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	3.95%	5.30%	1.79%	2.70%	0.57%
Service Class Shares	6/4/2003	3.82	5.04	1.53	2.45	0.82

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Government Bond Index[3]	5.15%	7.21%	2.48%	2.97%
Morningstar Intermediate Government Category Average[4]	4.35	6.08	1.96	2.79

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Government Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,039.50	$2.88	$1,021.97	$2.86	0.57%

Service Class Shares	$1,000.00	$1,038.20	$4.14	$1,020.73	$4.11	0.82%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 2.375%, due 4/30/20

2.	United States Treasury Notes, 2.625%, due 7/31/20

3.	United States Treasury Notes, 2.25%, due 4/30/24

4.	United States Treasury Notes, 3.00%, due 10/31/25

5.	United States Treasury Notes, 2.875%, due 10/31/20
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 4/1/41

7.	United States Treasury Notes, 2.75%, due 4/30/23

8.	Tennessee Valley Authority, 4.65%, due 6/15/35

9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 5.50%, due 7/1/41

10.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 8/1/38

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Steven H. Rich, Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP MacKay Government Portfolio returned 3.95% for Initial Class shares and 3.82% for Service Class shares. Over the same period, both share classes underperformed the 5.15% return of the Bloomberg Barclays U.S. Government Bond Index, which is the Portfolio’s benchmark, and the 4.35% return of the Morningstar Intermediate Government Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Four principal factors determined the Portfolio’s performance relative to the Bloomberg Barclays U.S. Government Bond Index during the reporting period: duration,2 yield-curve3 posture, sector weighting and issue selection. Issue selection and yield advantage were the Portfolio’s principal performance tailwinds during the reporting period, while duration posture proved a headwind.

During the reporting period, U.S. Treasury yields fell across the yield curve. Yields fell most steeply in shorter maturities of 1 to 5 years because bond market participants, noting the inconsistency between tepid U.S. economic growth prospects and the prevailing 2.5% federal funds rate set by the Federal Reserve (Fed), anticipated a Fed rate cut over the medium term. More modest declines in longer-maturity yields reflected restrained inflation and aggregate demand failing to pressure resource capacity. Against this backdrop, the Portfolio’s shorter duration made it less sensitive to changes in U.S. Treasury yields than the benchmark and longer-duration peers. The Portfolio’s relatively short duration posture disadvantaged it for most of the reporting period and was the primary source of the Portfolio’s underperformance.

Regarding the Portfolio’s yield-curve posture, the steepening of the yield curve aligned better with comparable-duration peers whose cash flows were more concentrated in the short end of the yield curve. In contrast, a portion of the Portfolio’s cash flows were distributed in the intermediate- and longer-duration segments of the curve.

Regarding sector weightings, agency mortgage pass-throughs were the largest class of securities in the Portfolio. The Portfolio’s commitment to agency mortgage pass-throughs imparted a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit was partially offset by the underperformance of agency mortgage-backed securities rela-

tive to comparable-duration U.S. Treasury securities as mortgage rates fell alongside Treasury yields. The Portfolio’s diversity of assets, with sizeable exposures to both U.S. Treasury securities and mortgage-backed securities, worked to the Portfolio’s benefit as interest-rate volatility weighed on mortgage returns, but had limited impact on returns from U.S. Treasury holdings.

Regarding issue selection, the Portfolio’s willingness to emphasize 30-year loan terms over shorter (15- and 20-year) loan terms, produced mixed results. The 30-year loan terms tend to outperform because they are more sensitive to a flatter U.S. Treasury yield curve (due to their wider cashflow windows as the long loan term expands the window over which borrowers may prepay). That said, the Portfolio’s distribution of agency mortgage pass-through securities across the coupon stack favored higher coupons, which often had durations equivalent to the shorter U.S. Treasury securities associated with the reporting period’s sharpest yield declines.

The Portfolio also favored seasoned loans (i.e., loans originated in prior years) and low-balance loans. Mortgage pass-through securities backed by loans with these characteristics often have more stable cash-flow profiles. As lower mortgage rates prompted borrowers to refinance, the return impact of prepayments was more extreme than in recent prior reporting periods. This dynamic led the market to recalibrate the worth of cash-flow stability, undermining the advantages of seasoning and loan balance. On the positive side, the Portfolio’s holdings in this market segment appreciated in price faster than comparable-duration U.S. Treasury securities. The Portfolio also benefited from the stability of its collateralized mortgage obligations, which are structured to dampen cash-flow variability.

What was the Portfolio’s duration strategy during the reporting period?

As U.S. Treasury yields and mortgage rates fell during the reporting period, the Portfolio’s duration contracted from 3.9 to 3.5 years while the duration of the Bloomberg Barclays U.S. Government Bond Index lengthened from 6.0 years to 6.3 years. The Portfolio declined to lengthen its duration because, with Treasury yields compressed in a narrow range between the 1.75% yield of the two-year maturity and the 2.5% yield of the 30-year maturity, the trade-off to pick up additional yield by extending out the curve was not compelling. In our view, moving out the curve would present the risk of negative price return should Treasury yields rise, and this effect could readily erode yield advantage.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP MacKay Government Portfolio

Which sectors were the strongest contributors to the Portfolio’s performance and which sectors were particularly weak?

As described earlier, the Portfolio’s holdings among agency mortgage pass-throughs contributed positively to performance, imparting a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. (Contributions take weightings and total returns into account.) This benefit was partially offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities as mortgage rates fell alongside Treasury yields. The Portfolio’s diversity of assets, with sizeable exposures to both U.S. Treasury securities and mortgage-backed securities, worked to the Portfolio’s benefit as interest-rate volatility weighed on mortgage returns, but had limited impact on Treasury returns.

What were some of the Portfolio’s largest purchases and sales during the reporting period?

The Portfolio exited its positions in pass-through mortgage-backed securities issued by Ginnie Mae during the reporting period, shifting those assets into collateralized mortgage obligations, for incremental yield pickup.

How did the Portfolio’s sector weightings change during the reporting period?

During the period, the Portfolio’s exposure to agency mortgage-backed securities fell by 4% and the Portfolio’s exposure to U.S. Treasury securities rose by an equivalent amount. This sector rotation improved the Portfolio’s convexity.4

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio held underweight exposure to U.S. Treasury securities, roughly equal weight exposure to agency debentures and overweight exposure to agency mortgage pass-throughs relative to the Bloomberg Barclays U.S. Government Bond Index. As of the same date, the Portfolio also held modestly overweight positions in asset-backed securities, commercial mortgage-backed securities and corporate bonds, with non-government exposure totaling roughly 8% of Portfolio assets. The Portfolio ended the reporting period with 7% of its assets in agency discount notes.

4.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 91.9%† Asset-Backed Securities 2.5%
Other Asset-Backed Securities 2.2%
PSNH Funding LLC Series 2018-1, Class A1 3.094%, due 2/1/26	$434,873	$443,077
Small Business Administration Participation Certificates
Series 2012-20L, Class 1 1.93%, due 12/1/32	526,458	521,799
Series 2014-20H, Class 1 2.88%, due 8/1/34	621,924	636,795
Series 2015-20G, Class 1 2.88%, due 7/1/35	1,521,012	1,566,761
Series 2014-20I, Class 1 2.92%, due 9/1/34	645,687	662,959
Series 2014-20C, Class 1 3.21%, due 3/1/34	1,131,666	1,178,787

		5,010,178

Utilities 0.3%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	677,767	705,152

Total Asset-Backed Securities (Cost $5,608,124)		5,715,330

Corporate Bonds 3.9%
Agriculture 0.5%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,182,359

Electric 1.8%
Consolidated Edison Co. of New York, Inc. 2.749% (3 Month LIBOR + 0.40%), due 6/25/21 (a)	1,550,000	1,553,880
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,900,000	1,895,825
PECO Energy Co. 1.70%, due 9/15/21 (b)	670,000	663,592

		4,113,297

Pipelines 0.5%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	1,200,000	1,236,039

Real Estate Investment Trusts 1.1%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,407,390

Total Corporate Bonds (Cost $8,839,330)		8,939,085

	Principal Amount	Value
Mortgage-Backed Securities 7.3%
Agency (Collateralized Mortgage Obligations) 5.5%
Federal Home Loan Mortgage Corporation
REMIC Series 4691, Class HA 2.50%, due 6/15/40	$617,661	$614,961
Series 2019-1, Class A1 3.50%, due 5/25/29	484,600	504,027
REMIC Series 4818, Class BD 3.50%, due 3/15/45	632,790	655,984
REMIC Series 4884, Class BA 3.50%, due 6/15/48	549,967	572,243
REMIC Series 4888, Class BA 3.50%, due 9/15/48	440,429	458,524
REMIC Series 4877, Class AT 3.50%, due 11/15/48	566,907	594,825
REMIC Series 4877, Class BE 3.50%, due 11/15/48	829,807	869,926
Federal National Mortgage Association
Series 2019-25, Class PA 3.00%, due 5/25/48	527,310	538,578
Series 2019-13, Class PE 3.00%, due 3/25/49	664,912	680,105
Government National Mortgage Association
Series 2014-91, Class MA 3.00%, due 1/16/40	621,206	637,159
Series 2018-127, Class PB 3.00%, due 9/20/47	1,387,668	1,416,260
Series 2019-29, Class CB 3.00%, due 10/20/48	499,083	508,765
Series 2019-52, Class JL 3.00%, due 11/20/48	529,578	541,002
Series 2019-59, Class KA 3.00%, due 12/20/48	917,863	940,197
Series 2019-43, Class PL 3.00%, due 4/20/49	501,453	511,190
Series 2019-74, Class AT 3.00%, due 6/20/49	748,000	765,909
Series 2013-149, Class BA 3.25%, due 8/16/41	1,718,506	1,779,337

		12,588,992

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.4%
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (c)	1,750,000	1,832,527
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	498,262	516,490
Wells Fargo Commercial Mortgage Trust Series 2018-1745, Class A 3.874%, due 6/15/36 (c)(d)	900,000	964,191

		3,313,208

10	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Residential Mortgage (Collateralized Mortgage Obligation) 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 4.397%, due 8/25/36 (d)	$143,554	$135,006

Whole Loan Collateral (Collateralized Mortgage Obligation) 0.3%
Chase Home Lending Mortgage Trust Series 2019-ATR1, Class A4 4.00%, due 4/25/49 (c)(e)	696,099	708,217

Total Mortgage-Backed Securities (Cost $16,421,081)		16,745,423

U.S. Government & Federal Agencies 78.2%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0% (f)‡
Series 360, Class 2, IO 5.00%, due 8/25/35	91,813	16,620
Series 361, Class 2 6.00%, due 10/25/35	19,541	4,730

		21,350

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 11.1%
2.50%, due 8/1/46	1,676,644	1,665,838
3.00%, due 2/1/46	3,375,177	3,426,677
3.00%, due 4/1/47	3,430,732	3,476,402
3.00%, due 12/1/47	958,117	968,192
3.50%, due 8/1/38	933,439	961,315
3.50%, due 1/1/43	751,164	785,110
3.50%, due 1/1/44	432,019	448,738
3.50%, due 11/1/46	826,970	853,031
3.50%, due 2/1/48	949,953	978,693
4.00%, due 12/1/41	335,117	356,220
4.00%, due 7/1/44	401,073	422,944
4.00%, due 2/1/45	1,367,373	1,456,359
4.00%, due 3/1/45	372,632	392,861
4.00%, due 1/1/46	277,528	293,665
4.00%, due 12/1/46	1,332,936	1,395,451
4.00%, due 2/1/48	828,289	863,627
4.00%, due 10/1/48	516,923	548,548
4.00%, due 3/1/49	1,513,918	1,571,266
4.50%, due 3/1/41	397,219	425,920
4.50%, due 8/1/44	248,228	269,900
4.50%, due 12/1/44	1,091,979	1,171,900
4.50%, due 7/1/45	713,818	766,046
4.50%, due 4/1/46	112,150	120,440
4.50%, due 8/1/47	238,741	257,661
5.00%, due 11/1/41	1,350,859	1,470,812
6.50%, due 4/1/37	38,768	44,333

		25,391,949

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) 25.7%
2.50%, due 12/1/37	$1,915,421	$1,919,066
2.50%, due 1/1/57	895,969	881,589
3.00%, due 10/1/32	783,910	798,344
3.00%, due 9/1/46	2,390,355	2,392,380
3.00%, due 10/1/46	2,095,314	2,097,099
3.00%, due 10/1/48	1,682,275	1,700,330
3.00%, due 2/1/57	837,253	844,439
3.00%, due 6/1/57	952,663	960,821
3.50%, due 3/1/37	497,485	517,195
3.50%, due 2/1/43	1,807,630	1,884,338
3.50%, due 5/1/43	649,401	673,899
3.50%, due 7/1/43	614,563	640,299
3.50%, due 11/1/44	1,017,744	1,056,346
3.50%, due 3/1/45	1,065,470	1,109,512
3.50%, due 8/1/46	911,577	946,478
3.50%, due 10/1/47	901,960	928,587
3.50%, due 2/1/48	535,150	550,621
4.00%, due 8/1/38	3,639,189	3,828,578
4.00%, due 11/1/43	1,798,615	1,925,231
4.00%, due 12/1/43	1,186,873	1,262,100
4.00%, due 1/1/46	1,100,069	1,159,228
4.00%, due 9/1/47	819,145	853,541
4.00%, due 8/1/48	1,270,354	1,320,338
4.00%, due 9/1/48	2,185,646	2,286,258
4.00%, due 4/1/49	665,288	688,990
4.50%, due 2/1/41	2,992,439	3,234,954
4.50%, due 4/1/41	7,096,518	7,716,750
4.50%, due 8/1/42	1,335,491	1,433,279
4.50%, due 12/1/43	351,226	376,420
4.50%, due 8/1/44	1,558,203	1,672,297
5.00%, due 9/1/41	2,562,254	2,782,189
5.00%, due 10/1/41	2,244,815	2,453,510
5.50%, due 7/1/41	3,958,537	4,395,588
6.00%, due 4/1/37	12,663	13,521
6.00%, due 7/1/39	920,953	1,044,359
6.50%, due 10/1/39	164,404	187,872
6.50%, due 8/1/47	14,861	15,910

		58,552,256

Overseas Private Investment Corporation 0.6%
5.142%, due 12/15/23	1,287,036	1,381,507

Tennessee Valley Authority 2.3%
4.65%, due 6/15/35	4,395,000	5,308,887

United States Treasury Bonds 1.7%
3.75%, due 11/15/43	1,740,000	2,141,967
4.375%, due 11/15/39	1,200,000	1,595,531

		3,737,498

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
United States Treasury Notes 36.8%
1.625%, due 8/15/22	$2,170,000	$2,163,388
1.625%, due 5/15/26	380,000	374,003
1.75%, due 9/30/22	3,070,000	3,072,159
1.75%, due 5/15/23	500,000	500,273
2.00%, due 8/31/21	3,295,000	3,312,505
2.25%, due 4/30/24	10,100,000	10,329,223
2.375%, due 4/30/20	18,700,000	18,754,785
2.375%, due 8/15/24	2,375,000	2,444,580
2.375%, due 5/15/29 (b)	2,670,000	2,759,174
2.625%, due 7/31/20	12,150,000	12,239,227
2.625%, due 1/31/26	1,700,000	1,780,816
2.75%, due 4/30/23	7,105,000	7,371,437
2.75%, due 7/31/23	845,000	878,470
2.75%, due 8/31/23	1,325,000	1,378,518
2.875%, due 10/31/20	8,030,000	8,134,453
3.00%, due 10/31/25	7,805,000	8,343,118

		83,836,129

Total U.S. Government & Federal Agencies (Cost $172,785,984)		178,229,576

Total Long-Term Bonds (Cost $203,654,519)		209,629,414

	Shares
Short-Term Investments 10.7%
Affiliated Investment Company 2.8%
MainStay U.S. Government Liquidity Fund, 2.03% (g)	6,479,855	6,479,855

Total Affiliated Investment Company (Cost $6,479,855)		6,479,855

Unaffiliated Investment Company 1.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (g)(h)	2,839,765	2,839,765

Total Unaffiliated Investment Company (Cost $2,839,765)		2,839,765

	Principal Amount	Value
U.S. Government & Federal Agencies 6.6% (i)
Federal Home Loan Bank, Discount Notes
2.099%, due 11/12/19	$4,500,000	$4,464,825
2.103%, due 8/14/19	6,000,000	5,983,793
2.127%, due 9/25/19	4,500,000	4,476,780

Total U.S. Government & Federal Agencies (Cost $14,923,893)		14,925,398

Total Short-Term Investments (Cost $24,243,513)		24,245,018

Total Investments (Cost $227,898,032)	102.6%	233,874,432
Other Assets, Less Liabilities	(2.6)	(5,890,673)
Net Assets	100.0%	$227,983,759

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2019.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $2,783,382 and the Portfolio received cash collateral with a value of $2,839,765 (See Note 2(J)).

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2019.

(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(f)

Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	Current yield as of June 30, 2019.

(h)	Represents security purchased with cash collateral received for securities on loan.

(i)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

IO—Interest Only

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

12	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$5,715,330	$—	$5,715,330
Corporate Bonds	—	8,939,085	—	8,939,085
Mortgage-Backed Securities	—	16,745,423	—	16,745,423
U.S. Government & Federal Agencies	—	178,229,576	—	178,229,576

Total Long-Term Bonds	—	209,629,414	—	209,629,414

Short-Term Investments
Affiliated Investment Company	6,479,855	—	—	6,479,855
Unaffiliated Investment Company	2,839,765	—	—	2,839,765
U.S. Government & Federal Agencies	—	14,925,398	—	14,925,398

Total Short-Term Investments	9,319,620	14,925,398	—	24,245,018

Total Investments in Securities	$9,319,620	$224,554,812	$—	$233,874,432

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2019 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$727,931	$429	$(60,825)	$27,389	$—	$(694,924)	$—	$—	$—	$—

(a)	Sales include principal reductions.
(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $221,418,177) including securities on loan of $2,783,382	$227,394,577
Investment in affiliated investment company, at value (identified cost $6,479,855)	6,479,855
Receivables:
Dividends and interest	970,216
Investment securities sold	564,894
Portfolio shares sold	189,235
Securities lending	2,088
Other assets	1,086

Total assets	235,601,951

Liabilities
Due to custodian	4,467,120
Cash collateral received for securities on loan	2,839,765
Payables:
Portfolio shares redeemed	121,742
Manager (See Note 3)	92,797
NYLIFE Distributors (See Note 3)	35,669
Professional fees	30,918
Shareholder communication	14,238
Custodian	12,804
Trustees	250
Accrued expenses	2,889

Total liabilities	7,618,192

Net assets	$227,983,759

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,061
Additional paid-in capital	220,892,455

220,913,516
Total distributable earnings (loss)	7,070,243

Net assets	$227,983,759

Initial Class
Net assets applicable to outstanding shares	$52,098,940

Shares of beneficial interest outstanding	4,778,889

Net asset value per share outstanding	$10.90

Service Class
Net assets applicable to outstanding shares	$175,884,819

Shares of beneficial interest outstanding	16,282,304

Net asset value per share outstanding	$10.80

14	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$3,268,614
Dividends-affiliated	48,872
Securities lending	3,907

Total income	3,321,393

Expenses
Manager (See Note 3)	536,889
Distribution/Service—Service Class (See Note 3)	204,028
Professional fees	34,442
Shareholder communication	16,065
Custodian	14,763
Trustees	2,528
Miscellaneous	5,126

Total expenses	813,841

Net investment income (loss)	2,507,552

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	374,015
Net change in unrealized appreciation (depreciation) on unaffiliated investments	5,373,355

Net realized and unrealized gain (loss) on investments	5,747,370

Net increase (decrease) in net assets resulting from operations	$8,254,922

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,507,552	$4,516,993
Net realized gain (loss) on investments and futures contracts	374,015	(3,282,025)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	5,373,355	(1,778,737)

Net increase (decrease) in net assets resulting from operations	8,254,922	(543,769)

Distributions to shareholders:
Initial Class	—	(1,328,914)
Service Class	—	(3,504,349)

Total distributions to shareholders	—	(4,833,263)

Capital share transactions:
Net proceeds from sale of shares	34,511,309	51,139,306
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	4,833,263
Cost of shares redeemed	(26,910,427)	(50,505,924)

Increase (decrease) in net assets derived from capital share transactions	7,600,882	5,466,645

Net increase (decrease) in net assets	15,855,804	89,613

Net Assets
Beginning of period	212,127,955	212,038,342

End of period	$227,983,759	$212,127,955

16	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018		2017		2016		2015		2014

Net asset value at beginning of period	$10.49		$10.78		$10.85		$10.99		$11.25		$11.13

Net investment income (loss) (a)	0.13		0.26		0.25		0.24		0.29		0.31

Net realized and unrealized gain (loss) on investments	0.28		(0.27)		(0.02)		(0.11)		(0.23)		0.21

Total from investment operations	0.41		(0.01)		0.23		0.13		0.06		0.52

Less dividends and distributions:

From net investment income	—		(0.28)		(0.30)		(0.27)		(0.32)		(0.36)

From net realized gain on investments	—		—		—		—		—		(0.04)

Total dividends and distributions	—		(0.28)		(0.30)		(0.27)		(0.32)		(0.40)

Net asset value at end of period	$10.90		$10.49		$10.78		$10.85		$10.99		$11.25

Total investment return (b)	3.91	%(c)	(0.06%)		2.11%		1.07%		0.53%		4.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.53	%††	2.44%		2.29%		2.14	%(d)	2.54%		2.70%

Net expenses (e)	0.57	%††	0.57%		0.56%		0.55	%(f)	0.55%		0.55%

Expenses (before waiver/reimbursement) (e)	0.57	%††	0.57%		0.56%		0.56%		0.55%		0.55%

Portfolio turnover rate	18%		92	% (g)	17	%(g)	64	%(g)	12	%(g)	7%

Net assets at end of period (in 000’s)	$52,099		$52,552		$56,561		$64,930		$72,924		$83,172

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.56%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018		2017		2016		2015		2014

Net asset value at beginning of period	$10.41		$10.69		$10.76		$10.90		$11.16		$11.04

Net investment income (loss) (a)	0.12		0.23		0.22		0.21		0.26		0.27

Net realized and unrealized gain (loss) on investments	0.27		(0.26)		(0.03)		(0.11)		(0.23)		0.21

Total from investment operations	0.39		(0.03)		0.19		0.10		0.03		0.48

Less dividends and distributions:

From net investment income	—		(0.25)		(0.26)		(0.24)		(0.29)		(0.32)

From net realized gain on investments	—		—		—		—		—		(0.04)

Total dividends and distributions	—		(0.25)		(0.26)		(0.24)		(0.29)		(0.36)

Net asset value at end of period	$10.80		$10.41		$10.69		$10.76		$10.90		$11.16

Total investment return (b)	3.75	%(c)	(0.31%)		1.86%		0.82%		0.28%		4.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.27	%††	2.19%		2.04%		1.89	%(d)	2.29%		2.45%

Net expenses (e)	0.82	%††	0.82%		0.81%		0.80	%(f)	0.80%		0.80%

Expenses (before waiver/reimbursement) (e)	0.82	%††	0.82%		0.81%		0.81%		0.80%		0.80%

Portfolio turnover rate	18%		92	% (g)	17	%(g)	64	%(g)	12	%(g)	7%

Net assets at end of period (in 000’s)	$175,885		$159,575		$155,477		$186,207		$178,259		$185,243

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.81%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Government Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3 (B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determi-

nations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP MacKay Government Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the

19

Notes to Financial Statements (Unaudited) (continued)

market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures

20	MainStay VP MacKay Government Portfolio

contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any futures contracts.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The

Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $2,783,382 and received cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $2,839,765.

(K)  Government Risk.  Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in

21

Notes to Financial Statements (Unaudited) (continued)

the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.50%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $536,889, and paid the Subadvisor in the amount of $268,445.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$5,194	$59,878	$(58,592)	$—	$—	$6,480	$49	$—	6,480

22	MainStay VP MacKay Government Portfolio

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$227,909,434	$6,222,148	$(257,150)	$5,964,998

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $6,316,708 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$1,624	$4,693

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$4,833,263	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of U.S. government securities were $42,693 and $34,465, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $1,332 and $3,550, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	131,725	$1,401,791
Shares redeemed	(363,535)	(3,867,415)

Net increase (decrease)	(231,810)	$(2,465,624)

Year ended December 31, 2018:
Shares sold	489,359	$5,134,054
Shares issued to shareholders in reinvestment of dividends and distributions	129,327	1,328,914
Shares redeemed	(855,191)	(9,044,015)

Net increase (decrease)	(236,505)	$(2,581,047)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	3,138,023	$33,109,518
Shares redeemed	(2,192,084)	(23,043,012)

Net increase (decrease)	945,939	$10,066,506

Year ended December 31, 2018:
Shares sold	4,424,274	$46,005,252
Shares issued to shareholders in reinvestment of dividends and distributions	343,551	3,504,349
Shares redeemed	(3,972,245)	(41,461,909)

Net increase (decrease)	795,580	$8,047,692

23

Notes to Financial Statements (Unaudited) (continued)

Note 10–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP MacKay Government Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

25

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781622	MSVPG10-08/19 (NYLIAC) NI519

MainStay VP MacKay High Yield Corporate Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1995	8.81%	7.29%	4.91%	8.46%	0.58%
Service Class Shares	6/4/2003	8.68	7.02	4.65	8.19	0.83

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

ICE BofAML U.S. High Yield Constrained Index[3]	10.16%	7.58%	4.70%	9.20%
Morningstar High Yield Bond Category Average[4]	8.79	6.19	3.47	7.95

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The ICE BofAML U.S. High Yield Constrained Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,088.10	$3.00	$1,021.92	$2.91	0.58%

Service Class Shares	$1,000.00	$1,086.80	$4.29	$1,020.68	$4.16	0.83%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	T-Mobile USA, Inc., 4.50%–6.50%, due 1/15/24–2/1/28

2.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–5/15/27

3.	HCA, Inc., 5.00%–8.36%, due 2/15/22–11/6/33

4.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%–5.875%, due 2/15/23–6/1/29

5.	Exide Technologies
6.	Netflix, Inc., 4.875%–5.875%, due 2/15/22–11/15/29

7.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24

8.	MSCI, Inc., 4.75%–5.75%, due 11/15/24–5/15/27

9.	Sprint Capital Corp., 6.875%, due 11/15/28

10.	MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc., 4.50%–5.75%, due 5/1/24–2/1/27

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP MacKay High Yield Corporate Bond Portfolio returned 8.81% for Initial Class shares and 8.68% for Service Class shares. Over the same period, both share classes underperformed the 10.16% return of the ICE BofAML U.S. High Yield Constrained Index, which is the Portfolio’s primary benchmark. For the six months ended June 30, 2019, the Portfolio’s Initial Class shares outperformed, and its Service Class shares underperformed, the 8.79% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

During the reporting period, the Portfolio underperformed the ICE BofAML U.S. High Yield Constrained Index largely due to the relatively weak performance of holdings in the consumer discretionary sector, particularly bonds issued by automotive and industrial battery maker Exide Technologies. Holdings in the retailing industry group, specifically specialty retail, also detracted from the Portfolio’s relative performance, as did credit selection in the financials sector. Conversely, relative performance benefited from the Portfolio’s credit selection in the energy sector, particularly in the oil & gas exploration & production industry.

What was the Portfolio’s duration2 strategy during the reporting period?

The Portfolio is not managed to a duration strategy. Rather, the Portfolio’s duration positioning is the result of our bottom-up investment process. As of June 30, 2019, the duration of the Portfolio was 3.0 years, compared to a duration of 3.4 years for the ICE BofAML U.S. High Yield Constrained Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Spreads3 compressed rather dramatically during the reporting period; however, there were no significant changes to the Portfolio as a result. The market’s recovery during the reporting period afforded the Portfolio an opportunity to exit some positions, including bonds issued by Tenet Healthcare and Avis Budget Group, at more attractive prices. The Portfolio also took advantage of the improved new issue market to purchase a bond floated by aerospace contractor TransDigm.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period, the energy sector generated the Portfolio’s strongest absolute performance, led by positive security selection in the oil & gas exploration & production industry. Other market segments making notably strong contributions to the Portfolio’s absolute performance included utilities, where electric utility GenOn Energy performed particularly well, and health care, where security selection bolstered returns. (Contributions take weightings and total returns into account.)

Detractors from the Portfolio’s absolute performance included the consumer discretionary sector, where holdings in automotive and industrial battery maker Exide Technologies contributed negatively to performance. The Portfolio’s focus on higher quality securities in the cable & satellite industry also detracted from absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio bought a new issue from aerospace contractor TransDigm, which we found attractive in light of the financial flexibility afforded by the company’s $23 billion equity market capitalization and its diverse aerospace assets. The Portfolio also purchased notes issued by Mattel, one of the largest toy manufacturers in the world with iconic brands such as Barbie, Hot Wheels and Fisher Price that we believe provide sufficient asset coverage.

During the same period, the Portfolio sold bonds from Tenet Healthcare as the price of the securities rose in the first quarter of 2019 on positive financial results. The Portfolio also sold bonds issued by Avis Budget Group as they increased in price after the company reported better-than-expected earnings due to an improved pricing environment and reduced costs.

How did the Portfolio’s sector/industry weightings change during the reporting period?

There were no material changes to the Portfolio’s sector/industry weightings during the reporting period. The Portfolio’s positions in industrials, automotive and consumer goods

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP MacKay High Yield Corporate Bond Portfolio

saw moderate increases, while positions in health care, banking and technology were reduced.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio remained defensively positioned with underweight exposure to issuers rated CCC4 and below. In terms of sector/industry weightings, as of the same date, the Portfolio held overweight exposure to industrials, automotive and consumer goods, and underweight exposure to health care/pharmaceuticals, information technology and financials/banks.

4.

An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 94.7%† Convertible Bonds 0.6%
Auto Parts & Equipment 0.3%
Exide Technologies 7.25% (7.25% PIK), due 4/30/27 (a)(b)(c)(d)(e)	$20,533,523	$8,439,277

Internet 0.0%‡
At Home Corp. (b)(c)(d)(f)(g)(h)
0.525%, due 12/28/18	2,000,000	26,000
4.75%, due 3/15/06	10,210,000	132,730

		158,730

Real Estate Investment Trusts 0.3%
VEREIT, Inc. 3.75%, due 12/15/20	10,135,000	10,216,749

Total Convertible Bonds (Cost $19,449,500)		18,814,756

Corporate Bonds 92.5%
Advertising 1.3%
Lamar Media Corp.
5.375%, due 1/15/24	5,447,000	5,603,601
5.75%, due 2/1/26	8,465,000	8,898,831
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.00%, due 8/15/27 (a)	8,000,000	8,189,600
5.25%, due 2/15/22	3,495,000	3,541,833
5.625%, due 2/15/24	12,030,000	12,375,863

		38,609,728

Aerospace & Defense 1.3%
TransDigm UK Holdings PLC 6.875%, due 5/15/26	5,637,000	5,703,939
TransDigm, Inc.
6.00%, due 7/15/22	2,760,000	2,787,600
6.25%, due 3/15/26 (a)	19,950,000	20,997,375
6.50%, due 7/15/24	3,050,000	3,084,313
Triumph Group, Inc. 7.75%, due 8/15/25	6,430,000	6,221,025

		38,794,252

Auto Manufacturers 1.5%
BCD Acquisition, Inc. 9.625%, due 9/15/23 (a)	6,410,000	6,722,488
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	9,016,742
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (a)	8,055,000	8,216,100
McLaren Finance PLC 5.75%, due 8/1/22 (a)	8,170,000	7,854,801

	Principal Amount	Value
Auto Manufacturers (continued)
Navistar International Corp. 6.625%, due 11/1/25 (a)	$5,832,000	$6,109,020
Wabash National Corp. 5.50%, due 10/1/25 (a)	7,282,000	6,899,695

		44,818,846

Auto Parts & Equipment 3.4%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (a)	6,000,000	4,770,000
Adient U.S. LLC 7.00%, due 5/15/26 (a)	4,000,000	4,110,000
American Axle & Manufacturing, Inc.
6.25%, due 4/1/25	3,500,000	3,482,500
6.25%, due 3/15/26	3,715,000	3,668,562
6.50%, due 4/1/27 (i)	3,315,000	3,306,713
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (a)	4,265,000	4,376,956
Exide International Holdings, L.P. 10.75% (6.25% Cash and 4.50% PIK), due 10/31/21 (b)(c)(d)(e)	9,481,532	9,206,568
Exide Technologies 11.00% (3.00% Cash and 8.00% PIK), due 10/31/24 (a)(b)(c)(d)(e)	23,703,830	20,124,552
11.00% (3.00% Cash and 8.00% PIK), due 10/31/24 (a)(b)(c)(d)(e)	9,847,744	7,671,393
IHO Verwaltungs GmbH (a)(e)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	7,143,000	6,955,496
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	5,631,000	5,659,155
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	7,585,000	7,585,000
Meritor, Inc. 6.25%, due 2/15/24	2,000,000	2,057,500
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (a)	6,640,000	6,755,848
Tenneco, Inc. 5.00%, due 7/15/26	6,982,000	5,620,510
Titan International, Inc. 6.50%, due 11/30/23	4,320,000	3,747,600

		99,098,353

Building Materials 1.1%
BMC East LLC 5.50%, due 10/1/24 (a)	2,897,000	2,936,834
James Hardie International Finance DAC (a)
4.75%, due 1/15/25	3,300,000	3,366,000
5.00%, due 1/15/28	6,430,000	6,397,850
Summit Materials LLC / Summit Materials Finance Corp.
5.125%, due 6/1/25 (a)	3,270,000	3,278,175
6.125%, due 7/15/23	12,080,000	12,231,000
6.50%, due 3/15/27 (a)	5,135,000	5,340,400

		33,550,259

10	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals 1.6%
Blue Cube Spinco LLC
9.75%, due 10/15/23	$12,370,000	$13,668,850
10.00%, due 10/15/25	7,575,000	8,569,219
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (a)	6,635,000	6,900,400
Neon Holdings, Inc. 10.125%, due 4/1/26 (a)	3,000,000	2,955,000
NOVA Chemicals Corp. 4.875%, due 6/1/24 (a)	2,635,000	2,727,225
Olin Corp. 5.50%, due 8/15/22	3,261,000	3,415,897
PolyOne Corp. 5.25%, due 3/15/23	8,976,000	9,469,680

		47,706,271

Coal 0.1%
Natural Resource Partners LP / NRP Finance Corp. 9.125%, due 6/30/25 (a)	2,800,000	2,884,000

Commercial Services 4.8%
Ashtead Capital, Inc. (a)
4.375%, due 8/15/27	2,500,000	2,503,125
5.25%, due 8/1/26	1,500,000	1,563,750
5.625%, due 10/1/24	5,645,000	5,842,575
Cimpress N.V. 7.00%, due 6/15/26 (a)	6,692,000	6,825,773
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (a)	8,085,000	7,498,837
Gartner, Inc. 5.125%, due 4/1/25 (a)	14,007,000	14,399,196
Graham Holdings Co. 5.75%, due 6/1/26 (a)	10,288,000	10,879,560
Harsco Corp. 5.75%, due 7/31/27 (a)	4,970,000	5,175,559
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	2,760,000	2,777,250
IHS Markit, Ltd. (a)
4.75%, due 2/15/25	4,580,000	4,912,508
5.00%, due 11/1/22	20,705,000	21,936,947
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (a)	4,615,000	4,776,525
Matthews International Corp. 5.25%, due 12/1/25 (a)	3,865,000	3,802,194
Nielsen Co. Luxembourg S.A.R.L. (a)
5.00%, due 2/1/25	5,835,000	5,732,888
5.50%, due 10/1/21	1,340,000	1,345,025

	Principal Amount	Value
Commercial Services (continued)
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	$2,000,000	$2,004,750
5.00%, due 4/15/22 (a)	20,569,000	20,517,577
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (a)	2,800,000	2,901,500
Service Corp. International 5.125%, due 6/1/29	701,000	737,803
United Rentals North America, Inc.
4.875%, due 1/15/28	4,560,000	4,651,200
5.25%, due 1/15/30	5,152,000	5,293,680
5.50%, due 5/15/27	2,239,000	2,356,548
6.50%, due 12/15/26	3,420,000	3,702,150

		142,136,920

Computers 0.2%
NCR Corp. 6.375%, due 12/15/23	6,300,000	6,496,875

Consumer Services 0.2%
Allied Universal Holdco. LLC 9.75%, due 7/15/27 (a)	4,830,000	4,811,888

Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co.
4.70%, due 5/19/21	6,235,000	6,344,113
4.70%, due 5/24/22	8,070,000	8,150,700

		14,494,813

Distribution & Wholesale 0.1%
H&E Equipment Services, Inc. 5.625%, due 9/1/25	2,750,000	2,828,375

Diversified Financial Services 2.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.625%, due 10/30/20	1,740,000	1,784,206
5.00%, due 10/1/21	3,415,000	3,581,777
Credit Acceptance Corp.
6.125%, due 2/15/21	3,700,000	3,700,000
6.625%, due 3/15/26 (a)	6,990,000	7,348,238
7.375%, due 3/15/23	6,530,000	6,783,038
Jefferies Finance LLC / JFIN Co-Issuer Corp. (a)
6.25%, due 6/3/26	5,000,000	5,043,750
7.25%, due 8/15/24	3,955,000	3,884,482
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (a)
5.25%, due 3/15/22	6,685,000	6,818,700
5.875%, due 8/1/21	8,560,000	8,688,400

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
LPL Holdings, Inc. 5.75%, due 9/15/25 (a)	$8,510,000	$8,712,112
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (a)	3,210,000	2,680,350
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (a)	5,480,000	5,630,700
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (a)	6,980,000	7,232,467
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (a)	3,380,000	2,864,550

		74,752,770

Electric 1.5%
AES Corp. 5.50%, due 4/15/25	2,000,000	2,077,500
Calpine Corp. (a)
5.875%, due 1/15/24	6,485,000	6,630,912
6.00%, due 1/15/22	8,255,000	8,296,275
GenOn Energy, Inc. / NRG Americas, Inc. 9.044% (1 Month LIBOR + 6.5%), due 12/1/23 (j)	10,266,086	10,176,258
Keystone Power Pass-Through Holders LLC / Conemaugh Power Pass-Through Holders 13.00% (13.00% PIK), due 6/1/24 (a)(b)(e)	2,706,312	2,760,438
NRG Energy, Inc. 6.625%, due 1/15/27	7,000,000	7,603,750
Talen Energy Supply LLC 6.625%, due 1/15/28 (a)	2,000,000	1,987,500
Vistra Operations Co. LLC 5.00%, due 7/31/27 (a)	3,300,000	3,419,625

		42,952,258

Electrical Components & Equipment 0.4%
Energizer Holdings, Inc. 7.75%, due 1/15/27 (a)	4,555,000	4,930,013
WESCO Distribution, Inc. 5.375%, due 12/15/21	7,160,000	7,213,700

		12,143,713

Electrical Equipment 0.2%
Resideo Funding, Inc. 6.125%, due 11/1/26 (a)	6,569,000	6,831,760

Electronics 0.2%
Itron, Inc. 5.00%, due 1/15/26 (a)	6,365,000	6,508,213

	Principal Amount	Value
Engineering & Construction 0.4%
Weekley Homes LLC / Weekley Finance Corp.
6.00%, due 2/1/23	$7,219,000	$7,128,762
6.625%, due 8/15/25	4,095,000	4,043,813

		11,172,575

Entertainment 1.8%
Boyne USA, Inc. 7.25%, due 5/1/25 (a)	3,950,000	4,275,875
Churchill Downs, Inc. (a)
4.75%, due 1/15/28	4,565,000	4,586,684
5.50%, due 4/1/27	7,890,000	8,259,844
International Game Technology PLC 6.25%, due 1/15/27 (a)	7,105,000	7,771,094
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (a)	2,193,000	2,341,027
Merlin Entertainments PLC 5.75%, due 6/15/26 (a)	9,050,000	9,525,125
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (a)	7,923,000	8,041,845
Twin River Worldwide Holdings, Inc. 6.75%, due 6/1/27 (a)	7,850,000	8,183,625

		52,985,119

Food 1.9%
B&G Foods, Inc.
4.625%, due 6/1/21	2,190,000	2,192,738
5.25%, due 4/1/25	5,767,000	5,824,670
C&S Group Enterprises LLC 5.375%, due 7/15/22 (a)	17,633,000	17,633,000
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (a)	4,175,000	4,143,687
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (a)	5,130,000	5,681,475
Land O’Lakes, Inc. 6.00%, due 11/15/22 (a)	7,880,000	8,239,504
Post Holdings, Inc. 5.50%, due 12/15/29 (a)	2,795,000	2,801,987
Simmons Foods, Inc. 7.75%, due 1/15/24 (a)	1,400,000	1,508,500
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (a)	9,045,000	9,406,800

		57,432,361

Forest Products & Paper 1.2%
Mercer International, Inc.
5.50%, due 1/15/26	1,250,000	1,243,750
6.50%, due 2/1/24	6,005,000	6,215,175
7.375%, due 1/15/25 (a)	4,000,000	4,250,000
7.75%, due 12/1/22	104,000	107,900

12	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Forest Products & Paper (continued)
Schweitzer-Mauduit International, Inc. 6.875%, due 10/1/26 (a)	$5,900,000	$6,032,750
Smurfit Kappa Treasury Funding DAC 7.50%, due 11/20/25	15,843,000	18,417,487

		36,267,062

Gas 1.0%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	2,050,000	2,157,625
5.625%, due 5/20/24	7,385,000	7,865,025
5.75%, due 5/20/27	5,930,000	6,226,500
5.875%, due 8/20/26	8,995,000	9,534,700
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (a)	5,100,000	5,170,125

		30,953,975

Health Care—Products 0.5%
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (a)	4,705,000	4,862,853
Hologic, Inc. (a)
4.375%, due 10/15/25	4,080,000	4,136,100
4.625%, due 2/1/28	3,000,000	3,045,000
Teleflex, Inc. 4.625%, due 11/15/27	2,275,000	2,340,406

		14,384,359

Health Care—Services 4.5%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	7,812,000	7,938,945
6.50%, due 3/1/24	2,500,000	2,606,250
AHP Health Partners, Inc. 9.75%, due 7/15/26 (a)	3,210,000	3,458,775
Catalent Pharma Solutions, Inc. (a)
4.875%, due 1/15/26	4,890,000	4,957,238
5.00%, due 7/15/27	220,000	223,850
Centene Corp.
4.75%, due 1/15/25	4,605,000	4,753,327
5.375%, due 6/1/26 (a)	3,885,000	4,084,106
5.625%, due 2/15/21	5,305,000	5,404,469
6.125%, due 2/15/24	6,315,000	6,614,962
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (a)	6,680,000	7,029,364
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), due 5/15/22 (a)(e)	3,000,000	3,015,000
Encompass Health Corp. 5.75%, due 11/1/24	6,398,000	6,515,083

	Principal Amount	Value
Health Care—Services (continued)
HCA, Inc.
5.00%, due 3/15/24	$1,536,000	$1,673,377
5.25%, due 4/15/25	4,220,000	4,675,581
5.25%, due 6/15/26	1,675,000	1,854,574
5.375%, due 2/1/25	2,320,000	2,504,150
5.625%, due 9/1/28	1,060,000	1,147,450
5.875%, due 3/15/22	5,130,000	5,606,877
5.875%, due 5/1/23	4,800,000	5,219,424
5.875%, due 2/15/26	9,015,000	9,961,575
7.50%, due 2/15/22	1,570,000	1,730,925
7.50%, due 11/6/33	6,000,000	6,900,000
7.58%, due 9/15/25	1,770,000	2,035,500
7.69%, due 6/15/25	9,195,000	10,804,125
8.36%, due 4/15/24	1,020,000	1,178,100
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.75%, due 12/1/26 (a)	9,555,000	10,008,862
Tenet Healthcare Corp. 8.125%, due 4/1/22	3,380,000	3,544,775
WellCare Health Plans, Inc.
5.25%, due 4/1/25	4,455,000	4,644,338
5.375%, due 8/15/26 (a)	2,380,000	2,522,800

		132,613,802

Home Builders 2.2%
Ashton Woods USA LLC / Ashton Woods Finance Co. (a)
6.75%, due 8/1/25	2,237,000	2,158,705
9.875%, due 4/1/27	3,230,000	3,403,612
Brookfield Residential Properties, Inc. (a)
6.375%, due 5/15/25	3,520,000	3,555,200
6.50%, due 12/15/20	12,995,000	13,011,244
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (a)	4,100,000	4,171,750
Century Communities, Inc.
5.875%, due 7/15/25	3,100,000	3,115,500
6.75%, due 6/1/27 (a)	6,775,000	6,868,156
M/I Homes, Inc. 5.625%, due 8/1/25	1,600,000	1,624,000
Mattamy Group Corp. 6.50%, due 10/1/25 (a)	3,225,000	3,398,344
New Home Co., Inc. 7.25%, due 4/1/22	5,400,000	5,089,500
Shea Homes, L.P. / Shea Homes Funding Corp. (a)
5.875%, due 4/1/23	2,445,000	2,493,900
6.125%, due 4/1/25	11,175,000	11,281,051
Williams Scotsman International, Inc. 7.875%, due 12/15/22 (a)	4,935,000	5,181,750

		65,352,712

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Household Products & Wares 0.8%
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)(i)	$12,915,000	$13,512,319
Spectrum Brands, Inc.
5.75%, due 7/15/25	5,540,000	5,754,675
6.625%, due 11/15/22	3,295,000	3,374,080

		22,641,074

Insurance 1.3%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	8,145,000	8,354,322
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,655,126
Fidelity & Guaranty Life Holdings, Inc. 5.50%, due 5/1/25 (a)	5,000,000	5,187,500
HUB International, Ltd. 7.00%, due 5/1/26 (a)	3,000,000	3,041,250
MGIC Investment Corp. 5.75%, due 8/15/23	9,545,000	10,356,325
USI, Inc. 6.875%, due 5/1/25 (a)	5,815,000	5,756,850

		38,351,373

Internet 1.9%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (a)	2,870,000	2,970,450
Netflix, Inc.
4.875%, due 4/15/28	1,692,000	1,744,875
5.375%, due 11/15/29 (a)	2,500,000	2,655,475
5.50%, due 2/15/22	7,455,000	7,837,069
5.75%, due 3/1/24	10,899,000	11,798,167
5.875%, due 2/15/25	3,320,000	3,660,300
5.875%, due 11/15/28	8,800,000	9,742,656
Symantec Corp. 5.00%, due 4/15/25 (a)	1,214,000	1,244,536
VeriSign, Inc.
4.75%, due 7/15/27	4,900,000	5,102,125
5.25%, due 4/1/25	9,025,000	9,634,188

		56,389,841

Investment Companies 1.0%
Compass Group Diversified Holdings LLC 8.00%, due 5/1/26 (a)	2,560,000	2,668,800
FS Energy & Power Fund 7.50%, due 8/15/23 (a)	17,875,000	18,143,125
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.25%, due 5/15/26 (a)	7,290,000	7,390,237

		28,202,162

	Principal Amount	Value
Iron & Steel 1.3%
Allegheny Ludlum LLC 6.95%, due 12/15/25	$7,400,000	$7,682,125
Allegheny Technologies, Inc. 7.875%, due 8/15/23	2,428,000	2,601,723
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (a)	19,084,000	20,048,696
Mineral Resources, Ltd. 8.125%, due 5/1/27 (a)	8,630,000	8,985,988

		39,318,532

Leisure Time 1.6%
Brunswick Corp. 4.625%, due 5/15/21 (a)	2,475,000	2,479,532
Carlson Travel, Inc. (a)
6.75%, due 12/15/23 (i)	21,868,000	22,141,350
9.50%, due 12/15/24	15,253,000	15,214,867
Vista Outdoor, Inc. 5.875%, due 10/1/23	8,369,000	8,163,290

		47,999,039

Lodging 2.4%
Boyd Gaming Corp.
6.00%, due 8/15/26	9,000,000	9,461,250
6.375%, due 4/1/26	1,935,000	2,046,998
Choice Hotels International, Inc. 5.75%, due 7/1/22	8,283,000	8,904,391
Hilton Domestic Operating Co., Inc.
4.875%, due 1/15/30 (a)	8,000,000	8,240,000
5.125%, due 5/1/26	10,940,000	11,418,625
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (a)	6,500,000	6,676,800
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, due 9/15/26	7,481,000	8,023,372
MGM Resorts International
5.50%, due 4/15/27	6,405,000	6,717,244
5.75%, due 6/15/25	7,680,000	8,354,304

		69,842,984

Machinery—Diversified 0.9%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	5,231,200
Colfax Corp. (a)
6.00%, due 2/15/24	4,540,000	4,801,050
6.375%, due 2/15/26	4,600,000	4,933,500
Stevens Holding Co., Inc. 6.125%, due 10/1/26 (a)	4,200,000	4,425,750
Tennant Co. 5.625%, due 5/1/25	6,770,000	6,990,025

		26,381,525

14	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media 7.3%
Altice Financing S.A. 7.50%, due 5/15/26 (a)	$4,965,000	$4,990,322
Altice France S.A. (a)
6.25%, due 5/15/24	1,459,000	1,502,770
7.375%, due 5/1/26	7,000,000	7,175,000
Block Communications, Inc. 6.875%, due 2/15/25 (a)	12,680,000	13,218,900
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, due 2/1/28 (a)	8,550,000	8,731,260
5.125%, due 2/15/23	5,130,000	5,211,054
5.125%, due 5/1/27 (a)	12,000,000	12,424,320
5.375%, due 5/1/25 (a)	1,961,000	2,027,184
5.375%, due 6/1/29 (a)	4,780,000	4,935,350
5.75%, due 1/15/24	4,118,000	4,210,140
5.75%, due 2/15/26 (a)	5,090,000	5,338,138
5.875%, due 4/1/24 (a)	8,005,000	8,365,225
5.875%, due 5/1/27 (a)	2,850,000	3,006,750
CSC Holdings LLC (a)
5.375%, due 7/15/23	6,840,000	7,028,100
6.50%, due 2/1/29	2,660,000	2,902,725
DISH DBS Corp.
5.00%, due 3/15/23	1,600,000	1,546,000
5.875%, due 7/15/22	7,655,000	7,769,825
5.875%, due 11/15/24	9,150,000	8,658,187
6.75%, due 6/1/21	5,500,000	5,768,125
7.75%, due 7/1/26	6,045,000	5,863,650
Meredith Corp. 6.875%, due 2/1/26	14,550,000	15,439,441
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, due 8/15/23 (a)	5,505,000	5,711,438
Quebecor Media, Inc. 5.75%, due 1/15/23	15,647,000	16,742,290
Sirius XM Radio, Inc. 4.625%, due 7/15/24 (a)	1,615,000	1,652,597
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (b)(c)(d)(g)	7,000,000	7,367,500
Videotron, Ltd.
5.00%, due 7/15/22	4,865,000	5,096,088
5.125%, due 4/15/27 (a)	5,890,000	6,147,687
5.375%, due 6/15/24 (a)	11,450,000	12,251,500
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	22,552,000	23,516,098

		214,597,664

Metal Fabricate & Hardware 1.9%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (a)	20,235,000	19,375,012

	Principal Amount	Value
Metal Fabricate & Hardware (continued)
Novelis Corp. (a)
5.875%, due 9/30/26	$20,200,000	$20,452,500
6.25%, due 8/15/24	8,760,000	9,184,510
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (a)	3,250,000	2,990,000
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	5,325,000	5,325,000

		57,327,022

Mining 1.9%
Alcoa Nederland Holding B.V. (a)
6.75%, due 9/30/24	2,765,000	2,920,531
7.00%, due 9/30/26	5,745,000	6,147,150
Constellium N.V. (a)
5.875%, due 2/15/26	3,350,000	3,442,125
6.625%, due 3/1/25	1,650,000	1,716,000
First Quantum Minerals, Ltd. (a)
7.25%, due 4/1/23	7,480,000	7,283,650
7.50%, due 4/1/25	2,600,000	2,476,500
Freeport McMoRan, Inc. 6.875%, due 2/15/23	19,835,000	20,876,338
Hecla Mining Co. 6.875%, due 5/1/21	8,516,000	8,128,505
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (a)	2,450,000	2,590,875

		55,581,674

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. (a)
5.375%, due 9/15/24	900,000	921,375
5.625%, due 7/1/27	7,240,000	7,547,700
EnPro Industries, Inc. 5.75%, due 10/15/26	2,160,000	2,208,600
FXI Holdings, Inc. 7.875%, due 11/1/24 (a)	1,750,000	1,631,875
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (a)	5,355,000	5,358,347
Koppers, Inc. 6.00%, due 2/15/25 (a)	8,265,000	7,748,437

		25,416,334

Oil & Gas 6.8%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (a)
7.00%, due 11/1/26	4,500,000	4,106,250
10.00%, due 4/1/22	4,206,000	4,452,682
California Resources Corp.
5.00%, due 1/15/20	6,330,000	6,045,150
8.00%, due 12/15/22 (a)	16,905,000	12,742,144
Callon Petroleum Co. 6.125%, due 10/1/24	8,080,000	8,160,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 7.625%, due 1/15/22	$2,815,000	$2,723,513
CNX Resources Corp. 5.875%, due 4/15/22	4,493,000	4,358,210
Comstock Resources, Inc. 9.75%, due 8/15/26	20,370,000	15,633,975
Continental Resources, Inc. 5.00%, due 9/15/22	4,799,000	4,838,380
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (a)	4,020,000	4,401,900
Gulfport Energy Corp.
6.00%, due 10/15/24	13,395,000	10,347,637
6.375%, due 5/15/25	8,000,000	6,190,000
6.375%, due 1/15/26	3,070,000	2,325,525
Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp. 5.625%, due 2/15/26 (a)	3,300,000	3,394,875
Indigo Natural Resources LLC 6.875%, due 2/15/26 (a)	4,505,000	4,043,237
Matador Resources Co. 5.875%, due 9/15/26	7,410,000	7,484,100
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (a)	4,065,000	3,465,413
Murphy Oil Corp. 6.875%, due 8/15/24	3,315,000	3,480,750
Murphy Oil USA, Inc.
5.625%, due 5/1/27	2,994,000	3,113,760
6.00%, due 8/15/23	7,150,000	7,346,625
Oasis Petroleum, Inc. 6.875%, due 3/15/22	1,401,000	1,397,498
Parkland Fuel Corp. 5.875%, due 7/15/27 (a)	2,780,000	2,824,341
Parsley Energy LLC / Parsley Finance Corp. (a)
5.25%, due 8/15/25	3,210,000	3,258,150
5.625%, due 10/15/27	3,000,000	3,135,000
PDC Energy, Inc. 6.125%, due 9/15/24	7,883,000	7,883,000
PetroQuest Energy, Inc. 10.00% (10.00% PIK), due 2/15/24 (c)(d)(e)	5,740,774	4,362,988
QEP Resources, Inc. 5.625%, due 3/1/26	3,000,000	2,820,000
Range Resources Corp.
5.75%, due 6/1/21	6,610,000	6,676,100
5.875%, due 7/1/22	7,720,000	7,642,800
Rex Energy Corp. (Escrow Claim) 8.00%, due 10/1/20 (b)(g)(h)	40,580,000	557,975

	Principal Amount	Value
Oil & Gas (continued)
Southwestern Energy Co. 7.50%, due 4/1/26	$7,525,000	$7,129,034
SRC Energy, Inc. 6.25%, due 12/1/25	8,490,000	7,725,900
Sunoco, L.P. / Sunoco Finance Corp. 6.00%, due 4/15/27 (a)	4,000,000	4,200,000
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	8,123,857	8,580,824
Transocean Pontus, Ltd. 6.125%, due 8/1/25 (a)	1,890,000	1,946,700
Transocean Poseidon, Ltd. 6.875%, due 2/1/27 (a)	1,500,000	1,585,313
Transocean Sentry, Ltd. 5.375%, due 5/15/23 (a)	3,000,000	3,003,750
Ultra Resources, Inc. 6.875%, due 4/15/22 (a)	9,675,000	1,161,000
Whiting Petroleum Corp. 6.625%, due 1/15/26 (i)	4,000,000	3,857,500
WPX Energy, Inc. 6.00%, due 1/15/22	2,184,000	2,276,820

		200,679,619

Oil & Gas Services 0.5%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	13,290,000	12,027,450
Nine Energy Service, Inc. 8.75%, due 11/1/23 (a)	1,787,000	1,742,325

		13,769,775

Pharmaceuticals 0.5%
Bausch Health Americas, Inc. 9.25%, due 4/1/26 (a)	1,435,000	1,605,478
Endo Dac / Endo Finance LLC / Endo Finco, Inc. (a)
6.00%, due 7/15/23	3,034,000	2,184,480
6.00%, due 2/1/25	6,060,000	4,060,200
Par Pharmaceutical, Inc. 7.50%, due 4/1/27 (a)	5,210,000	5,118,825
Vizient, Inc. 6.25%, due 5/15/27 (a)	2,325,000	2,455,898

		15,424,881

Pipelines 4.6%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp.
6.25%, due 10/15/22	524,000	537,100
6.375%, due 5/1/24	2,440,000	2,555,900
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	455,015
9.625%, due 11/1/21	5,950,000	6,867,837

16	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp.
5.375%, due 9/15/24	$3,810,000	$3,786,188
5.75%, due 1/15/28 (a)	3,425,000	3,390,750
Cheniere Corpus Christi Holdings LLC 5.875%, due 3/31/25	4,000,000	4,455,000
Cheniere Energy Partners, L.P.
5.25%, due 10/1/25	4,630,000	4,786,263
5.625%, due 10/1/26 (a)	4,600,000	4,853,000
CNX Midstream Partners, L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (a)	6,022,000	5,720,900
Delek Logistics Partners, L.P. / Delek Logistics Finance Corp. 6.75%, due 5/15/25	2,575,000	2,549,250
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	11,065,000	11,161,819
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (a)	6,340,000	6,593,600
MPLX, L.P.
4.875%, due 12/1/24	5,790,000	6,298,556
4.875%, due 6/1/25	9,383,000	10,197,649
NGPL PipeCo LLC (a)
4.375%, due 8/15/22	2,500,000	2,575,000
4.875%, due 8/15/27	5,280,000	5,590,200
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,658,172
NuStar Logistics, L.P. 6.75%, due 2/1/21	6,125,000	6,400,625
Plains All American Pipeline, L.P. 6.125%, due 11/15/22 (k)(l)	7,265,000	6,919,912
Ruby Pipeline LLC 6.00%, due 4/1/22 (a)	1,808,182	1,845,701
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	5,985,000	6,839,270
SemGroup Corp.
6.375%, due 3/15/25	3,001,000	2,910,970
7.25%, due 3/15/26	885,000	862,875
SemGroup Corp. / Rose Rock Finance Corp. 5.625%, due 7/15/22	1,359,000	1,339,648
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. 5.50%, due 9/15/24 (a)	9,560,000	9,870,700
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.875%, due 4/15/26	5,915,000	6,269,900

	Principal Amount	Value
Pipelines (continued)
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	$6,055,000	$5,827,937

		134,119,737

Real Estate 1.4%
CBRE Services, Inc. 5.25%, due 3/15/25	2,295,000	2,533,405
Howard Hughes Corp. 5.375%, due 3/15/25 (a)	9,580,000	9,898,056
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	7,505,000	7,655,100
Newmark Group, Inc. 6.125%, due 11/15/23	8,105,000	8,576,033
Realogy Group LLC / Realogy Co-Issuer Corp. (a)
4.875%, due 6/1/23 (i)	5,181,000	4,662,900
9.375%, due 4/1/27	7,599,000	6,658,624

		39,984,118

Real Estate Investment Trusts 4.4%
Crown Castle International Corp. 5.25%, due 1/15/23	24,840,000	27,010,323
CTR Partnership, L.P. / CareTrust Capital Corp. 5.25%, due 6/1/25	3,500,000	3,631,250
Equinix, Inc.
5.375%, due 1/1/22	5,715,000	5,865,019
5.375%, due 4/1/23	10,555,000	10,766,100
5.375%, due 5/15/27	16,710,000	17,912,618
5.75%, due 1/1/25	8,740,000	9,098,340
5.875%, due 1/15/26	14,253,000	15,090,364
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26	2,000,000	2,052,500
5.625%, due 5/1/24	19,120,000	20,601,800
5.75%, due 2/1/27 (a)	6,655,000	7,170,762
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.00%, due 10/15/27	6,070,000	6,252,100
Starwood Property Trust, Inc. 5.00%, due 12/15/21	2,962,000	3,043,455

		128,494,631

Retail 3.5%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	16,060,000	16,622,100
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (a)	9,070,000	8,979,300
Cumberland Farms, Inc. 6.75%, due 5/1/25 (a)	6,962,000	7,379,720

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (a)	$10,520,000	$10,651,500
Group 1 Automotive, Inc.
5.00%, due 6/1/22	6,735,000	6,819,188
5.25%, due 12/15/23 (a)	3,595,000	3,680,381
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (a)
4.75%, due 6/1/27	5,275,000	5,406,875
5.00%, due 6/1/24	10,600,000	10,957,750
5.25%, due 6/1/26	7,500,000	7,865,550
KGA Escrow, LLC 7.50%, due 8/15/23 (a)	3,460,000	3,589,750
L Brands, Inc.
5.625%, due 2/15/22	2,908,000	3,039,180
6.694%, due 1/15/27	4,399,000	4,311,020
Penske Automotive Group, Inc. 5.75%, due 10/1/22	6,670,000	6,761,713
Rite Aid Corp. 6.125%, due 4/1/23 (a)	10,050,000	8,479,687

		104,543,714

Semiconductors 0.3%
Micron Technology, Inc. 5.50%, due 2/1/25	7,643,000	7,862,736

Software 4.0%
ACI Worldwide, Inc. 5.75%, due 8/15/26 (a)	4,405,000	4,593,534
Ascend Learning LLC 6.875%, due 8/1/25 (a)	8,215,000	8,358,762
CDK Global, Inc.
5.25%, due 5/15/29 (a)	3,920,000	4,062,100
5.875%, due 6/15/26	10,900,000	11,526,750
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	5,365,000	5,552,775
Fair Isaac Corp. 5.25%, due 5/15/26 (a)	3,590,000	3,769,500
First Data Corp. 5.00%, due 1/15/24 (a)	2,045,000	2,095,103
IQVIA, Inc. 5.00%, due 10/15/26 (a)	9,792,000	10,110,240
MSCI, Inc. (a)
4.75%, due 8/1/26	3,570,000	3,703,875
5.25%, due 11/15/24	7,312,000	7,549,640
5.375%, due 5/15/27	5,730,000	6,131,100
5.75%, due 8/15/25	15,590,000	16,369,500
Open Text Corp. 5.875%, due 6/1/26 (a)	5,085,000	5,378,913
PTC, Inc. 6.00%, due 5/15/24	14,350,000	15,031,625

	Principal Amount	Value
Software (continued)
RP Crown Parent LLC 7.375%, due 10/15/24 (a)	$7,110,000	$7,412,175
SS&C Technologies, Inc. 5.50%, due 9/30/27 (a)	5,750,000	5,965,625

		117,611,217

Telecommunications 7.5%
Anixter, Inc. 5.125%, due 10/1/21	2,425,000	2,512,906
CenturyLink, Inc. 5.80%, due 3/15/22	9,925,000	10,346,813
Cogent Communications Group, Inc. 5.625%, due 4/15/21 (a)	11,910,000	12,073,762
CommScope, Inc. 8.25%, due 3/1/27 (a)	8,924,000	9,101,141
Frontier Communications Corp.
10.50%, due 9/15/22	9,050,000	6,131,375
11.00%, due 9/15/25	10,700,000	6,634,000
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	7,035,000	7,228,463
6.625%, due 8/1/26	6,460,000	6,791,075
7.625%, due 6/15/21	10,195,000	10,908,650
Inmarsat Finance PLC 4.875%, due 5/15/22 (a)	6,750,000	6,792,188
Level 3 Financing, Inc.
5.375%, due 5/1/25	6,300,000	6,504,750
5.625%, due 2/1/23	4,000,000	4,049,840
Level 3 Parent LLC 5.75%, due 12/1/22	1,920,000	1,936,800
QualityTech, L.P. / QTS Finance Corp. 4.75%, due 11/15/25 (a)	6,650,000	6,583,500
Sprint Capital Corp. 6.875%, due 11/15/28	29,930,000	30,762,054
Sprint Communications, Inc. 7.00%, due 3/1/20 (a)	12,085,000	12,387,125
Sprint Corp. 7.875%, due 9/15/23	12,930,000	14,045,212
T-Mobile USA, Inc.
4.50%, due 2/1/26	3,345,000	3,424,444
4.75%, due 2/1/28	9,585,000	9,861,527
5.125%, due 4/15/25	7,520,000	7,826,666
5.375%, due 4/15/27	9,500,000	10,165,000
6.00%, due 4/15/24	6,840,000	7,130,700
6.375%, due 3/1/25	9,700,000	10,073,450
6.50%, due 1/15/24	7,505,000	7,767,675
6.50%, due 1/15/26	10,150,000	10,972,759

		222,011,875

Textiles 0.4%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (a)	12,445,000	11,822,750

18	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Toys, Games & Hobbies 0.6%
Mattel, Inc. 6.75%, due 12/31/25 (a)	$16,965,000	$17,452,744

Transportation 0.1%
Teekay Corp. 9.25%, due 11/15/22 (a)	1,500,000	1,518,750

Trucking & Leasing 0.3%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (a)	8,000,000	8,310,000

Total Corporate Bonds (Cost $2,684,660,010)		2,726,237,030

Loan Assignments 1.6%
Auto Parts & Equipment 0.1%
Dealer Tire LLC (j) 2018 Term Loan B 7.83% (3 Month LIBOR + 5.50%), due 12/12/25	1,388,607	1,385,135
2018 Term Loan B 7.902% (1 Month LIBOR + 5.50%), due 12/12/25	1,469,231	1,465,558

		2,850,693

Banks 0.3%
Jane Street Group LLC 2018 Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 8/25/22 (j)	10,244,844	10,172,280

Media 0.1%
Charter Communications Operating LLC 2017 Term Loan B 4.33% (3 Month LIBOR + 2.00%), due 4/30/25 (j)	2,462,500	2,458,053

Mining 0.1%
Aleris International, Inc. 2018 Term Loan 7.152% (1 Month LIBOR + 4.75%), due 2/27/23 (j)	2,970,000	2,970,000

Oil & Gas 0.2%
PetroQuest Energy, Inc. Term Loan Note 10.013%, due 3/2/20 (d)	4,893,078	4,893,078

Retail Stores 0.7%
Bass Pro Group LLC Term Loan B 7.402% (1 Month LIBOR + 5.00%), due 9/25/24 (j)	20,025,149	19,092,738

	Principal Amount	Value
Software 0.0%‡
RP Crown Parent LLC 2016 Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 10/12/23 (j)	$396,947	$394,300

Transportation 0.1%
Commercial Barge Line Co. 2015 1st Lien Term Loan 11.152% (1 Month LIBOR + 8.75%), due 11/12/20 (j)	5,610,219	3,843,000

Total Loan Assignments (Cost $47,891,851)		46,674,142

Total Long-Term Bonds (Cost $2,752,001,361)		2,791,725,928

	Shares
Common Stocks 1.6%
Auto Parts & Equipment 0.1%
American Tire Distributors, Inc. (b)(d)(m)	44,740	1,364,570
Exide Technologies (b)(c)(d)(g)(m)	2,173,379	2,738,458

		4,103,028

Electric Utilities 0.1%
Keycon Power Holdings LLC (b)(m)	11,280	3,271,200

Independent Power & Renewable Electricity Producers 0.8%
GenOn Energy, Inc. (d)(m)	115,826	21,022,419
PetroQuest Energy, Inc. (b)(c)(d)(m)	668,661	936,125

		21,958,544

Media 0.0%‡
ION Media Networks, Inc. (b)(c)(d)(g)	725	489,100

Metals & Mining 0.1%
Neenah Enterprises, Inc. (b)(c)(d)(m)	230,859	3,169,694

Oil, Gas & Consumable Fuels 0.5%
Talos Energy, Inc. (m)	637,880	15,341,014
Titan Energy LLC (m)	25,911	724

		15,341,738

Software 0.0%‡
ASG Corp. (b)(c)(d)(m)	3,368	0

Total Common Stocks (Cost $62,822,541)		48,333,304

Short-Term Investments 3.7%
Unaffiliated Investment Companies 3.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.31% (n)	81,021,164	81,021,164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Companies (continued)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (n)(o)	24,871,673	$24,871,673

Total Short-Term Investments (Cost $105,892,837)		105,892,837

Total Investments (Cost $2,920,716,739)	100.0%	2,945,952,069
Other Assets, Less Liabilities	0.0 ‡	1,072,543
Net Assets	100.0%	$2,947,024,612

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

Illiquid security—As of June 30, 2019, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $68,255,580, which represented 2.3% of the Portfolio’s net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30,
2019, the total market value of fair valued securities was $91,944,452, which represented 3.1% of the Portfolio’s net assets.

(e)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(f)	Issue in default.

(g)	Restricted security (See Note 5).

(h)	Issue in non-accrual status.

(i)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $24,321,241 and the Portfolio received cash collateral with a value of $24,871,673 (See Note 2(H)).

(j)	Floating rate—Rate shown was the rate in effect as of June 30, 2019.

(k)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2019.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Non-income producing security.

(n)	Current yield as of June 30, 2019.

(o)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviation is used in the preceding pages:

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$10,216,749	$8,598,007	$18,814,756
Corporate Bonds (c)	—	2,677,504,029	48,733,001	2,726,237,030
Loan Assignments	—	46,674,142	—	46,674,142

Total Long-Term Bonds	—	2,734,394,920	57,331,008	2,791,725,928

Common Stocks (d)	18,612,938	22,386,989	7,333,377	48,333,304
Short-Term Investments
Unaffiliated Investment Companies	105,892,837	—	—	105,892,837

Total Investments in Securities	$124,505,775	$2,756,781,909	$64,664,385	$2,945,952,069

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $8,439,277 and $158,730 are held in Auto Parts & Equipment and Internet, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)

The Level 3 securities valued at $37,002,513, $7,367,500, and $4,362,988 are held in Auto Parts & Equipment, Media, and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)

The Level 3 securities valued at $2,738,458, $936,125, $489,100, $3,169,694 and $0 are held in Auto Parts & Equipment, Independent Power & Renewable Electricity Producers, Media, Metals & Mining and Software, respectively, within the Common Stocks section of the Portfolio of Investments.

20	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2019 (a)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$15,211,523	$173,904	$(20,435,825)	$14,190,659	$9,704,586	(b)	$(10,405,570)	$—	$—	$8,439,277	$14,190,659
Internet	—	—	—	158,730	—		—	—	—	158,730	158,730
Corporate Bonds
Auto Parts & Equipment	28,559,359	331,907	(3,532,148)	1,975,422	37,463,917	(b)	(27,795,944)	—	—	37,002,513	1,975,422
Electric	21,385,875	—	338	(2,955,073)	—		(18,431,140)	—	—	—	—
Media	7,367,500	5,767	—	(5,767)	—		—	—	—	7,367,500	(5,767)
Oil & Gas	—	(648,206)	—	(7,633,271)	12,644,465	(b)	—	—	—	4,362,988	(7,633,271)
Loan Assignments
Banks	7,095,644	—	—	—	—		—	—	(7,095,644)	—	—
Common Stocks
Auto Parts & Equipment	2,194,197	—	—	(716,923)	2,002,973		—	—	(741,789)	2,738,458	(716,923)
Independent Power & Renewable Electricity Producers	—	—		(2,526,581)	3,462,706		—	—	—	936,125	(2,526,581)
Media	448,985	—	—	40,115	—		—	—	—	489,100	40,115
Metals & Mining	3,169,694	—	—	—	—		—	—	—	3,169,694	—
Software	—	—	—	—	—		—	—	—	—	—

Total	$85,432,777	$(136,628)	$(23,967,635)	$2,527,311	$65,278,647		$(56,632,654)	$—	$(7,837,433)	$64,664,385	$5,482,384

(a)	Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.

(b)	Purchases include PIK securities.

As of June 30, 2019, securities with a market value of $7,837,433 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2018, the fair value obtained for these securities, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $2,920,716,739) including securities on loan of $24,321,241	$2,945,952,069
Due from custodian	143,150
Cash	21,145
Receivables:
Interest	43,698,116
Investment securities sold	41,147,460
Portfolio shares sold	1,110,154
Securities lending	20,526
Other assets	13,908

Total assets	3,032,106,528

Liabilities
Cash collateral received for securities on loan	24,871,673
Payables:
Investment securities purchased	56,962,456
Manager (See Note 3)	1,339,736
Portfolio shares redeemed	1,146,064
NYLIFE Distributors (See Note 3)	502,384
Shareholder communication	131,269
Professional fees	83,576
Custodian	17,013
Trustees	3,896
Accrued expenses	23,849

Total liabilities	85,081,916

Net assets	$2,947,024,612

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$294,461
Additional paid-in capital	2,763,309,107

2,763,603,568
Total distributable earnings (loss)	183,421,044

Net assets	$2,947,024,612

Initial Class
Net assets applicable to outstanding shares	$484,173,581

Shares of beneficial interest outstanding	47,751,421

Net asset value per share outstanding	$10.14

Service Class
Net assets applicable to outstanding shares	$2,462,851,031

Shares of beneficial interest outstanding	246,710,035

Net asset value per share outstanding	$9.98

22	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$89,452,701
Dividends	64,500
Securities lending	54,210

Total income	89,571,411

Expenses
Manager (See Note 3)	7,967,794
Distribution/Service—Service Class (See Note 3)	2,983,062
Shareholder communication	147,132
Professional fees	133,465
Trustees	35,454
Custodian	20,347
Miscellaneous	55,395

Total expenses	11,342,649

Net investment income (loss)	78,228,762

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(21,920,639)
Net change in unrealized appreciation (depreciation) on investments	181,519,439

Net realized and unrealized gain (loss) on investments	159,598,800

Net increase (decrease) in net assets resulting from operations	$237,827,562

(a)	Interest recorded net of foreign withholding taxes in the amount of $13,245.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$78,228,762	$159,287,040
Net realized gain (loss) on investments	(21,920,639)	16,336,818
Net change in unrealized appreciation (depreciation) on investments	181,519,439	(221,852,321)

Net increase (decrease) in net assets resulting from operations	237,827,562	(46,228,463)

Distributions to shareholders:
Initial Class	—	(28,718,735)
Service Class	—	(140,488,793)

Total distributions to shareholders	—	(169,207,528)

Capital share transactions:
Net proceeds from sale of shares	129,430,566	202,195,336
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	169,207,528
Cost of shares redeemed	(176,505,881)	(502,639,813)

Increase (decrease) in net assets derived from capital share transactions	(47,075,315)	(131,236,949)

Net increase (decrease) in net assets	190,752,247	(346,672,940)

Net Assets
Beginning of period	2,756,272,365	3,102,945,305

End of period	$2,947,024,612	$2,756,272,365

24	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.32		$10.05	$9.99	$9.10	$9.84	$10.26

Net investment income (loss) (a)	0.28		0.55	0.58	0.62	0.59	0.61

Net realized and unrealized gain (loss) on investments	0.54		(0.68)	0.10	0.85	(0.73)	(0.42)

Total from investment operations	0.82		(0.13)	0.68	1.47	(0.14)	0.19

Less dividends:

From net investment income	—		(0.60)	(0.62)	(0.58)	(0.60)	(0.61)

Net asset value at end of period	$10.14		$9.32	$10.05	$9.99	$9.10	$9.84

Total investment return (b)	8.80	%(c)	(1.46%)	6.86%	16.23%	(1.57%)	1.78%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.68	%††	5.58%	5.69%	6.41%	5.99%	5.85%

Net expenses (d)	0.58	%††	0.58%	0.58%	0.59%	0.58%	0.59%

Portfolio turnover rate	15%		28%	40%	39%	37%	42%

Net assets at end of period (in 000’s)	$484,174		$458,129	$574,162	$665,881	$642,186	$641,024

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.19		$9.91	$9.86	$8.99	$9.73	$10.16

Net investment income (loss) (a)	0.26		0.52	0.55	0.59	0.56	0.58

Net realized and unrealized gain (loss) on investments	0.53		(0.66)	0.10	0.83	(0.72)	(0.42)

Total from investment operations	0.79		(0.14)	0.65	1.42	(0.16)	0.16

Less dividends:

From net investment income	—		(0.58)	(0.60)	(0.55)	(0.58)	(0.59)

Net asset value at end of period	$9.98		$9.19	$9.91	$9.86	$8.99	$9.73

Total investment return (b)	8.60	%(c)	(1.71%)	6.59%	15.94%	(1.82%)	1.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.43	%††	5.33%	5.43%	6.15%	5.74%	5.60%

Net expenses (d)	0.83	%††	0.83%	0.83%	0.84%	0.83%	0.84%

Portfolio turnover rate	15%		28%	40%	39%	37%	42%

Net assets at end of period (in 000’s)	$2,462,851		$2,298,144	$2,528,783	$2,315,441	$2,035,855	$2,147,611

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

26	MainStay VP MacKay High Yield Corporate Bond Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term

27

Notes to Financial Statements (Unaudited) (continued)

Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Portfolio’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement at period end.

Asset Class	Fair Value at 6/30/19*	Valuation Technique	Unobservable Inputs	Inputs/Range

Convertible Bonds	$8,439,277	Income Approach	Spread Adjustment	12.00%

	158,730	Market Approach	Discount Rate	2.00%

Corporate Bonds	37,002,513	Income Approach	Spread Adjustment	1.43%–5.78%

	4,362,988	Market Approach	Asset Coverage at $50 Crude, $2.80 Natural Gas	$0.99

			PIK Discount Spread	3.00%

Common Stocks	2,738,458	Market Approach	Estimated Enterprise Value	$1,002.6m–$1,130.3m

			Estimated Volatility	20.00%

	936,125	Market Approach	Asset Coverage at $50 Crude, $2.80 Natural Gas, Implied Equity Value	$19.00M

			PIK Discount Spread	3.00%

	489,100	Income Approach	Free Cash Flow Yield	15.00%

	3,169,694	Market Approach	EBITDA Multiple	5.75x

			Discount Rate	10.00%

	$57,296,885

*

The table above does not include a Level 3 investment that was valued by a broker without adjustment. As of June 30, 2019, the value of this investment was $7,367,500. The input for this investment was not readily available or cannot be reasonably estimated.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

28	MainStay VP MacKay High Yield Corporate Bond Portfolio

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2019, the Portfolio did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during

29

Notes to Financial Statements (Unaudited) (continued)

the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $24,321,241 and received cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $24,871,673.

(I)  Debt Securities and Loan Risk.  The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assur-

ance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion up to $5 billion; and 0.525% in excess of $5 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.56%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $7,967,794, and paid the Subadvisor in the amount of $3,983,897.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,920,814,993	$99,144,679	$(74,007,603)	$25,137,076

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $56,672,069, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$10,194	$46,478

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$169,207,528	$—

Note 5–Restricted Securities

Restricted securities, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

As of June 30, 2019, the Portfolio held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	6/30/19 Value	Percent of Net Assets
At Home Corp. Convertible Bonds 0.525%, due 12/28/18	8/31/01	$2,000,000	$—	$26,000	0.0	%‡
4.75%, due 3/15/06	8/27/01	$10,210,000	—	132,730	0.0	‡
Exide Technologies Common Stock	4/30/15–5/24/17	2,173,379	18,585,631	2,738,458	0.1
ION Media Networks, Inc. Common Stock	3/12/10-12/20/10	725	—	489,100	0.0	‡
Rex Energy Corp. (Escrow Claim) Corporate Bond 8.00%, due 10/1/20	10/3/18	$40,580,000	—	557,975	0.0	‡
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$7,000,000	6,911,591	7,367,500	0.2
Total	—	—	$25,497,222	$11,311,763	0.3%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with

31

Notes to Financial Statements (Unaudited) (continued)

an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $456,399 and $407,058, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	1,927,253	$18,987,255
Shares redeemed	(3,340,881)	(32,930,079)

Net increase (decrease)	(1,413,628)	$(13,942,824)

Year ended December 31, 2018:
Shares sold	2,307,070	$22,998,759
Shares issued to shareholders in reinvestment of dividends and distributions	2,979,088	28,718,735
Shares redeemed	(13,270,838)	(132,356,065)

Net increase (decrease)	(7,984,680)	$(80,638,571)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	11,352,280	$110,443,311
Shares redeemed	(14,831,321)	(143,575,802)

Net increase (decrease)	(3,479,041)	$(33,132,491)

Year ended December 31, 2018:
Shares sold	18,221,708	$179,196,577
Shares issued to shareholders in reinvestment of dividends and distributions	14,774,767	140,488,793
Shares redeemed	(37,932,514)	(370,283,748)

Net increase (decrease)	(4,936,039)	$(50,598,378)

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP MacKay High Yield Corporate Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

33

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781623	MSVPHYCB10-08/19 (NYLIAC) NI520

MainStay VP Income Builder Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	11.23%	8.50%	4.60%	9.86%	0.62%
Service Class Shares	6/4/2003	11.09	8.23	4.34	9.59	0.87

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

MSCI World Index[3]	16.98%	6.33%	6.60%	10.72%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	6.11	7.87	2.95	3.90
Blended Benchmark Index[5]	11.62	7.50	4.95	7.51
Morningstar World Allocation Category Average[6]	10.40	3.05	2.72	7.13

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The MSCI World Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 50%. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these funds do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such funds to invest more than 10% of their assets in emerging markets. These funds typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,112.30	$3.30	$1,021.67	$3.16	0.63%

Service Class Shares	$1,000.00	$1,110.90	$4.61	$1,020.43	$4.41	0.88%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Income Builder Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.00%, due 9/1/33–4/1/49

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%–5.00%, due 12/1/44–3/1/49

3.	United States Treasury Bonds, 3.00%–5.00%, due 5/15/37–2/15/49

4.	Government National Mortgage Association, 2.50%–3.25%, due 1/16/40–6/20/49

5.	Bank of America Corp., 2.738%–6.30%, due 1/23/22–4/23/40
6.	Morgan Stanley, 3.125%–7.25%, due 11/1/22–4/1/32

7.	Federal Home Loan Mortgage Corporation, 2.50%–3.50%, due 5/25/29–11/15/48

8.	AT&T, Inc.

9.	United States Treasury Inflation—Indexed Notes, 0.75%–0.875%, due 7/15/28–1/15/29

10.	Verizon Communications, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Dan Roberts, PhD, Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Income Builder Portfolio returned 11.23% for Initial Class shares and 11.09% for Service Class shares. Over the same period, both share classes underperformed the 16.98% return of the MSCI World Index, which is the Portfolio’s primary benchmark; outperformed the 6.11% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s secondary benchmark; and underperformed the 11.62% return of the Blended Benchmark Index, which is an additional benchmark of the Portfolio. For the six months ended June 30, 2019, both share classes outperformed the 10.40% return of the Morningstar World Allocation Category Average.1

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Portfolio used equity futures to increase the Portfolio’s equity beta2 and Treasury futures, which both enhanced the Portfolio’s performance. During the same period, the equity portion of the Portfolio did not invest in derivatives.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

The equity portion of the Portfolio delivered positive returns during the reporting period but underperformed the MSCI World Index, largely because many of the industries and sectors that exhibit the shareholder yield characteristics that the Portfolio favors lagged the broader market. Specifically, underweight exposure to information technology, the best performing sector in the benchmark during the reporting period, detracted from relative returns, as did the Portfolio’s individual stock selections within the sector. Stock selection in communication services and consumer staples further detracted from relative results, largely due to the Portfolio’s overweight exposure to the telecommunications and tobacco industries, respectively.

Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?

During the reporting period, the sectors that made the strongest positive contributions to the performance of the equity portion of the Portfolio relative to the MSCI World Index included financials and consumer discretionary. (Contributions take weightings and total returns into account.) Among financials, stock selection largely drove the Portfolio’s relatively strong returns. Among consumer discretionary holdings, stock selection also bolstered returns compared to the benchmark, but underweight exposure to the sector detracted slightly from relative returns. Underweight exposure to the health care sector also contributed positively to the relative performance of the equity portion of the Portfolio.

The weakest-contributing sectors in the equity portion of the Portfolio during the reporting period included information technology, communication services and consumer staples. Information technology was the best performing sector in the benchmark during the reporting period. The relative performance of the equity portion of the Portfolio suffered from underweight exposure to the sector as well as weak stock selection. Within the communication services and consumer staples sectors, stock selection further detracted from relative performance due to a preponderance of holdings in the telecommunications and tobacco industries.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most?

The top three positive contributors to the absolute performance of the equity portion of the Portfolio included Paris-based insurer AXA, German insurance company Allianz and U.S. Internet and communications hardware maker Cisco Systems. Shares of AXA and Allianz traded higher with the rest of the insurance industry as insurers benefited from the surge in equity markets and the steepening of government bond yield curves,3 conditions that boosted investment income and improved investment yield. Cisco Systems shares gained ground based on the inclusion of subscription services in its refreshed product lineup.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

3.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP Income Builder Portfolio

The weakest contributors to the absolute performance of the equity portion of the Portfolio included global tobacco manufacturer Imperial Brands, British-based telecommunications provider Vodafone and U.S.-domiciled pharmaceutical company AbbVie. Imperial Brands, along with its tobacco peers, faced concerns from investors regarding growth prospects in the United States. Shares of Vodafone were pressured during the reporting period due to a change in the company’s capital allocation priorities, which prompted the Portfolio to exit its position. Shares of AbbVie traded lower due to weaker-than-expected sales of key drug Humira as well as the company’s announced acquisition of Allergan.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the equity portion of the Portfolio initiated new positions in several stocks, including merchandise retailer Target and software systems provider International Business Machines (IBM). Target has a track record of generating robust and sustainable cash flows and consistently returning a substantial portion of these cash flows to shareholders via an attractive and growing dividend, regular share repurchases and debt reduction, in our view. IBM’s strategic imperatives, which include cloud computing, big data, security and more, should, in our opinion, help cash flow grow, and the company has regularly paid a well-covered, growing dividend.

Positions that the equity portion of the Portfolio closed during the reporting period included U.K-based utility company SSE and Spanish regulated utility Red Eléctrica. Both sales were used as sources of cash to fund the purchase of new shareholder yield opportunities.

How did sector weightings in the equity portion of the Portfolio change during the reporting period?

During the reporting period, the most substantial sector weighting increases in the equity portion of the Portfolio were in industrials and energy. Over the same period, the most substantial sector weighting reductions in the equity portion of the Portfolio were in communication services and utilities. Sector allocations in the equity portion of the Portfolio are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield. Relative performance of sectors during the reporting period may impact changes in sector weightings.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the utilities sector was the most substantially overweight position in the equity portion of the Portfolio relative to the MSCI World Index. As a defensive area that includes a high percentage of dividend-yielding companies, the utilities sector is typically more heavily represented in the equity portion of the Portfolio than in the benchmark. Within the utilities sector, the Portfolio remained focused on regulated utilities where an aging infrastructure, the emergence of renewables, the shale revolution and digitization have driven growth in rate bases, earnings and cash flows. As of the same date, other overweight positions included energy and consumer staples.

As of June 30, 2019, the most substantially underweight sector position relative to the benchmark in the equity portion of the Portfolio was information technology, reflecting the fact that many companies in the sector are outside the Portfolio’s investible universe. As of the same date, the equity portion of the Portfolio also held underweight exposure to the consumer discretionary sector relative to the benchmark.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

During the six months ended June 30, 2019, the fixed-income portion of the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The primary driver of this outperformance was the Portfolio’s overweight exposure to spread product,4 such as investment-grade corporate bonds and, to a lesser degree, high-yield bonds and bank loans. Spreads compressed during the reporting period in correlation with a strong equity market, a more dovish U.S. Federal Reserve posture toward interest rates and hopes of a resolution to the trade dispute between the United States and China.

What was the duration5 strategy of the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the fixed-income portion of the Portfolio sought to keep its duration in line with that of the Bloomberg Barclays U.S. Aggregate Bond Index as a buffer to

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

the equity exposure of the Portfolio as a whole. As of June 30, 2019, the duration of the fixed-income portion of the Portfolio was 5.7 years, which was in line with the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

There were no specific factors or risks that prompted changes to the fixed-income portion of the Portfolio during the reporting period. That said, throughout the same period credit spreads continued to tighten after having widened by over 150 basis points in the fourth quarter of 2018. (A basis point is one one-hundredth of a percentage point.) Based on spreads tightening we reduced the Portfolio’s exposure to bank loans and investment-grade credit. In their place, we methodically added securitized assets, such as commercial mortgage-backed securities and asset-backed securities, to the fixed-income portion of the Portfolio to reduce volatility and increase diversification. Additionally, we reduced the fixed-income portion of the Portfolio’s position in U.S. Treasury securities in favor of agency mortgages to pick up some incremental yield.

During the reporting period, which market segments were the strongest positive contributors to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

The strongest positive contributor to the absolute performance of the fixed-income portion of the Portfolio was spread product, specifically investment-grade credit, high-yield corporate bonds, bank loans and emerging-market debt. Emerging markets benefited from renewed risk appetites sparked by dovish central banks.

Securitized assets, including residential mortgage-backed securities and consumer-related asset-backed securities, provided the fixed-income portion of the Portfolio with positive returns during the reporting period. However, returns from those securities, which generally feature relatively high credit ratings and short durations, lagged the Bloomberg Barclays U.S. Aggregate Bond Index.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

Among agency mortgages, the fixed-income portion of the Portfolio increased its holdings of bonds that offered an incremental yield pick up compared to U.S. Treasury securities and very short investment-grade credits (those with maturities within one year). While we reduced the fixed-income portion of the Portfolio’s position in U.S. Treasury securities, the effect of duration remained roughly consistent as we sold shorter-term Treasury bonds and shifted the Portfolio’s positions toward the longer end of the yield curve.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, we trimmed the fixed-income portion of the Portfolio’s exposure to U.S. Treasury securities, high-yield bonds and bank loans. We increased exposure to agency mortgages and, to a lesser degree, securitized assets such as asset-backed securities and commercial mortgage-backed securities.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in investment-grade corporate bonds, high-yield bonds and bank loans. As of the same date, the fixed-income portion of the Portfolio held underweight exposure relative to the Index in U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Income Builder Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 54.5%†
Asset-Backed Securities 1.3%
Auto Floor Plan Asset-Backed Securities 0.4%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$930,000	$997,368
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 3.06% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	1,090,000	1,092,149

		2,089,517

Automobile Asset-Backed Securities 0.4%
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56%, due 11/25/31 (a)	755,000	763,848
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A4 3.15%, due 7/22/24	945,000	966,365
World Omni Auto Receivables Trust Series 2019-A, Class A3 3.04%, due 5/15/24	665,000	680,068

		2,410,281

Credit Cards 0.1%
Discover Card Execution Note Trust Series 2019-A1, Class A1 3.04%, due 7/15/24	685,000	701,625

Home Equity 0.0%‡
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 2.53% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	162,532	116,821
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 2.48% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	234,155	108,699

		225,520

Other Asset-Backed Securities 0.4%
Daimler Trucks Retail Trust Series 2019-1, Class A3 2.77%, due 8/15/22 (a)	850,000	857,720
Verizon Owner Trust
Series 2018-1A, Class A1A 2.82%, due 9/20/22 (a)	685,000	689,767
Series 2019-A, Class A1A 2.93%, due 9/20/23	735,000	747,942

		2,295,429

	Principal Amount	Value
Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.971% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	$60,830	$60,571

Total Asset-Backed Securities (Cost $7,686,689)		7,782,943

Corporate Bonds 30.6%
Aerospace & Defense 0.1%
Harris Corp. 4.40%, due 6/15/28	810,000	885,049

Agriculture 0.3%
Altria Group, Inc. 3.80%, due 2/14/24	1,300,000	1,355,145
JBS Investments II GmbH 7.00%, due 1/15/26 (Austria) (a)	460,000	498,180

		1,853,325

Airlines 0.9%
American Airlines Group, Inc. 4.625%, due 3/1/20 (a)	1,400,000	1,408,750
Continental Airlines, Inc. Series 2009-2, Class 2, Pass Through Trust 7.25%, due 5/10/21	255,494	259,174
Delta Air Lines, Inc. Series 2019-1, Class AA 3.204%, due 10/25/25	920,000	952,787
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	931,505	944,266
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	669,154	737,475
Series 2010-1, Class A 6.25%, due 10/22/24	362,645	394,703
United Airlines, Inc.
Series 2014-2, Class B 4.625%, due 3/3/24	336,268	346,054
Series 2007-1, Pass Through Trust 6.636%, due 1/2/24	441,383	468,837

		5,512,046

Auto Manufacturers 0.8%
Daimler Finance North America LLC 3.115% (3 Month LIBOR + 0.55%), due 5/4/21 (Germany) (a)(b)	685,000	685,113
Ford Motor Credit Co. LLC
4.25%, due 9/20/22	305,000	312,815
5.875%, due 8/2/21	150,000	158,169

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
General Motors Financial Co., Inc.
3.15%, due 6/30/22	$320,000	$321,955
3.45%, due 4/10/22	1,500,000	1,521,256
Toyota Motor Credit Corp. 2.572% (3 Month LIBOR + 0.17%), due 9/18/20 (b)	1,765,000	1,766,540

		4,765,848

Banks 8.7%
Bank of America Corp.
2.738%, due 1/23/22 (c)	1,150,000	1,155,160
3.004%, due 12/20/23 (c)	734,000	747,466
3.458%, due 3/15/25 (c)	615,000	638,406
3.499%, due 5/17/22 (c)	1,635,000	1,666,509
3.50%, due 4/19/26	150,000	157,077
3.705%, due 4/24/28 (c)	555,000	583,140
4.078%, due 4/23/40 (c)	785,000	837,122
4.20%, due 8/26/24	325,000	345,475
6.30%, due 3/10/26 (c)(d)	735,000	820,480
BB&T Corp.
3.05%, due 6/20/22	615,000	628,201
5.25%, due 11/1/19	930,000	938,423
Citibank N.A.
2.125%, due 10/20/20	1,615,000	1,612,222
3.40%, due 7/23/21	1,340,000	1,368,519
Citigroup, Inc.
3.352%, due 4/24/25 (c)	780,000	805,724
3.40%, due 5/1/26	255,000	263,938
3.668%, due 7/24/28 (c)	430,000	448,753
3.70%, due 1/12/26	545,000	573,721
3.98%, due 3/20/30 (c)	930,000	993,312
4.05%, due 7/30/22	105,000	109,561
5.30%, due 5/6/44	436,000	518,807
6.625%, due 6/15/32	190,000	245,509
Citizens Financial Group, Inc. 4.30%, due 12/3/25	1,190,000	1,259,067
Discover Bank 8.70%, due 11/18/19	795,000	812,622
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (c)	310,000	312,998
2.908%, due 6/5/23 (c)	285,000	288,065
3.625%, due 1/22/23	1,330,000	1,379,813
3.688% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	815,000	803,594
5.25%, due 7/27/21	1,295,000	1,368,755
6.75%, due 10/1/37	159,000	207,964
HSBC Holdings PLC 3.973%, due 5/22/30 (United Kingdom) (c)	465,000	485,719

	Principal Amount	Value
Banks (continued)
Huntington Bancshares, Inc. 3.15%, due 3/14/21	$1,295,000	$1,311,049
JPMorgan Chase & Co. (c)
3.207%, due 4/1/23	1,540,000	1,571,706
3.54%, due 5/1/28	800,000	832,720
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	508,000	530,082
4.65%, due 3/24/26	1,075,000	1,122,394
Morgan Stanley
3.125%, due 1/23/23	1,560,000	1,595,204
4.875%, due 11/1/22	495,000	529,733
5.00%, due 11/24/25	1,150,000	1,273,138
5.45%, due 10/15/29 (c)(d)	645,000	643,388
6.25%, due 8/9/26	881,000	1,057,174
7.25%, due 4/1/32	1,300,000	1,831,483
PNC Bank N.A. 2.55%, due 12/9/21 (e)	815,000	821,772
PNC Financial Services Group, Inc. 3.45%, due 4/23/29	1,200,000	1,262,503
Royal Bank of Scotland Group PLC (United Kingdom)
4.892%, due 5/18/29 (c)	605,000	646,050
6.00%, due 12/19/23	70,000	76,233
Santander UK Group Holdings PLC (United Kingdom)
3.571%, due 1/10/23	790,000	803,741
3.823%, due 11/3/28 (c)	475,000	479,755
State Street Corp. 2.55%, due 8/18/20	915,000	919,066
Toronto-Dominion Bank (Canada)
1.80%, due 7/13/21	1,535,000	1,523,784
3.15%, due 9/17/20	1,620,000	1,639,160
U.S. Bank N.A. 2.812% (3 Month LIBOR + 0.29%), due 5/21/21 (b)	1,300,000	1,300,787
Wells Fargo Bank N.A.
2.40%, due 1/15/20	1,610,000	1,610,484
2.60%, due 1/15/21	985,000	989,016
3.55%, due 8/14/23	1,015,000	1,059,399
Westpac Banking Corp. (Australia)
2.798% (3 Month LIBOR + 0.28%), due 5/15/20 (b)	700,000	701,320
4.875%, due 11/19/19 (e)	1,935,000	1,954,162

		50,461,425

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
4.15%, due 1/23/25	250,000	270,806
4.75%, due 1/23/29	495,000	561,927

12	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Beverages (continued)
Constellation Brands, Inc. 2.00%, due 11/7/19	$680,000	$678,493
Diageo Capital PLC 2.76% (3 Month LIBOR + 0.24%), due 5/18/20 (United Kingdom) (b)	950,000	950,556

		2,461,782

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	1,240,000	1,279,905
Celgene Corp. 3.625%, due 5/15/24	1,400,000	1,469,694

		2,749,599

Building Materials 0.5%
Cemex S.A.B. de C.V. 3.125%, due 3/19/26 (Mexico) (a)	EUR 1,515,000	1,762,450
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	$1,000,000	1,035,000

		2,797,450

Chemicals 0.6%
Air Liquide Finance S.A. 1.75%, due 9/27/21 (France) (a)	610,000	602,596
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Netherlands) (a)	1,490,000	1,507,135
Huntsman International LLC 4.50%, due 5/1/29	731,000	754,471
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (a)	625,000	621,881

		3,486,083

Commercial Services 0.2%
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	710,000	714,438
Herc Rentals, Inc. 7.75%, due 6/1/24 (a)(e)	542,000	574,086

		1,288,524

Computers 0.5%
Apple, Inc.
1.55%, due 8/4/21	545,000	539,726
2.75%, due 1/13/25	715,000	730,958
Dell International LLC / EMC Corp. 5.30%, due 10/1/29 (a)	838,000	883,085
Hewlett Packard Enterprise Co. 2.10%, due 10/4/19 (a)	750,000	748,948

		2,902,717

Consumer Services 0.1%
Allied Universal Holdco. LLC 6.625%, due 7/15/26 (a)	395,000	400,925

	Principal Amount	Value
Cosmetics & Personal Care 0.2%
Unilever Capital Corp. 1.80%, due 5/5/20 (United Kingdom)	$1,100,000	$1,095,861

Diversified Financial Services 1.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
4.45%, due 12/16/21	285,000	295,922
4.625%, due 10/30/20	1,600,000	1,640,650
Air Lease Corp.
2.125%, due 1/15/20	730,000	728,248
2.75%, due 1/15/23	500,000	499,854
3.50%, due 1/15/22	340,000	348,174
4.25%, due 9/15/24	420,000	444,133
Ally Financial, Inc.
3.875%, due 5/21/24	310,000	317,362
8.00%, due 11/1/31	530,000	700,506
Capital One Bank USA N.A. 8.80%, due 7/15/19	775,000	776,689
Capital One Financial Corp. 4.20%, due 10/29/25	165,000	173,284
Caterpillar Financial Services Corp.
2.698% (3 Month LIBOR + 0.18%), due 5/15/20 (b)	830,000	830,905
2.90%, due 3/15/21	1,735,000	1,754,990
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	425,000	442,417
Synchrony Financial 4.50%, due 7/23/25	825,000	866,110

		9,819,244

Electric 1.4%
AEP Transmission Co. LLC 3.10%, due 12/1/26	850,000	863,666
CMS Energy Corp.
3.875%, due 3/1/24	550,000	576,092
5.05%, due 3/15/22	430,000	457,537
Connecticut Light & Power Co. 4.00%, due 4/1/48	450,000	491,970
Consolidated Edison, Inc. 2.00%, due 3/15/20	435,000	433,550
Duquesne Light Holdings, Inc. (a)
3.616%, due 8/1/27	865,000	869,848
6.40%, due 9/15/20	925,000	964,834
Entergy Louisiana LLC 4.00%, due 3/15/33	790,000	871,607
Evergy, Inc. 5.292%, due 6/15/22 (f)	500,000	534,131
Public Service Electric & Gas Co. 3.00%, due 5/15/27	800,000	814,359
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	375,490

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Southern California Edison Co. 3.70%, due 8/1/25	$330,000	$341,222
WEC Energy Group, Inc. 4.631% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	480,000	396,000

		7,990,306

Environmental Controls 0.2%
Republic Services, Inc. 4.75%, due 5/15/23	580,000	626,072
Waste Management, Inc. 2.40%, due 5/15/23	810,000	812,746

		1,438,818

Food 1.1%
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (Ireland) (a)	1,290,000	1,301,686
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (Netherlands) (a)	1,110,000	1,099,791
Nestle Holdings, Inc. 3.10%, due 9/24/21 (a)	1,615,000	1,648,581
Smithfield Foods, Inc. (a)
2.70%, due 1/31/20	605,000	603,743
3.35%, due 2/1/22	565,000	563,593
Tyson Foods, Inc. 3.95%, due 8/15/24	965,000	1,023,219

		6,240,613

Gas 0.1%
Southern California Gas Co. 4.30%, due 1/15/49	325,000	358,496

Health Care—Products 0.5%
Abbott Laboratories 3.40%, due 11/30/23	535,000	557,799
Becton Dickinson & Co.
4.669%, due 6/6/47	335,000	375,314
3.70%, due 6/6/27	551,000	575,342
Stryker Corp. 2.625%, due 3/15/21	1,220,000	1,225,255

		2,733,710

Health Care—Services 0.0%‡
Cigna Holding Co. 4.375%, due 12/15/20	135,000	137,996

Holding Company—Diversified 0.1%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (Hong Kong) (a)	925,000	937,081

	Principal Amount	Value
Home Builders 0.2%
Lennar Corp. 4.50%, due 11/15/19	$200,000	$200,750
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,108,250

		1,309,000

Insurance 2.0%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	78,221
AXA Equitable Holdings, Inc. 5.00%, due 4/20/48	830,000	856,436
Jackson National Life Global Funding (a)
2.20%, due 1/30/20	1,295,000	1,294,012
2.931% (3 Month LIBOR + 0.48%), due 6/11/21 (b)	1,895,000	1,899,573
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (a)	295,000	311,861
MassMutual Global Funding II (a)
2.50%, due 10/17/22	1,270,000	1,279,961
2.95%, due 1/11/25	365,000	372,965
Metropolitan Life Global Funding I 1.75%, due 9/19/19 (a)	735,000	733,868
Oil Insurance, Ltd. 5.301% (3 Month LIBOR + 2.982%), due 9/30/19 (Bermuda) (a)(b)(d)	580,000	559,616
Pricoa Global Funding I 2.55%, due 11/24/20 (a)	765,000	767,972
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	1,470,000	1,470,708
Protective Life Corp. 8.45%, due 10/15/39	725,000	1,080,104
Prudential Financial, Inc. 5.625%, due 6/15/43 (c)	560,000	592,178
Voya Financial, Inc. 3.65%, due 6/15/26	310,000	317,650

		11,615,125

Internet 0.4%
Expedia Group, Inc.
3.80%, due 2/15/28	157,000	159,809
5.00%, due 2/15/26	22,000	23,963
GrubHub Holdings, Inc. 5.50%, due 7/1/27 (a)	375,000	384,889
Tencent Holdings, Ltd. (China) (a)
3.595%, due 1/19/28	440,000	449,241
3.925%, due 1/19/38	675,000	680,143
Weibo Corp. 3.50%, due 7/5/24	465,000	466,929

		2,164,974

14	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel 0.3%
ArcelorMittal 4.55%, due 3/11/26 (Luxembourg)	$800,000	$845,600
Vale Overseas, Ltd. (Brazil)
6.25%, due 8/10/26	435,000	494,138
6.875%, due 11/21/36	305,000	366,381

		1,706,119

Lodging 0.5%
Marriott International, Inc.
2.30%, due 1/15/22	890,000	887,063
3.60%, due 4/15/24	920,000	958,900
7.15%, due 12/1/19	125,000	127,214
Sands China, Ltd. (Macao)
4.60%, due 8/8/23	355,000	373,118
5.125%, due 8/8/25	460,000	493,083

		2,839,378

Machinery—Diversified 0.4%
CNH Industrial Capital LLC
4.20%, due 1/15/24	545,000	567,154
4.875%, due 4/1/21	1,445,000	1,494,910
John Deere Capital Corp. 3.65%, due 10/12/23	135,000	142,750

		2,204,814

Media 0.9%
Comcast Corp.
3.45%, due 10/1/21	1,945,000	2,001,246
4.70%, due 10/15/48	555,000	650,023
Grupo Televisa S.A.B. 5.25%, due 5/24/49 (Mexico)	480,000	498,003
Sky, Ltd. 3.75%, due 9/16/24 (United Kingdom) (a)	340,000	361,283
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	420,673
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (a)	765,000	786,275
Virgin Media Secured Finance PLC 5.25%, due 1/15/26 (United Kingdom) (a)	750,000	768,532

		5,486,035

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp. 3.25%, due 6/15/25	1,455,000	1,520,704

Mining 0.1%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (a)	455,000	490,283

	Principal Amount	Value
Miscellaneous—Manufacturing 0.3%
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (Germany) (a)	$760,000	$767,977
Textron Financial Corp. 4.253% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	1,295,000	1,010,100

		1,778,077

Oil & Gas 0.6%
Gazprom Via Gaz Capital S.A. 7.288%, due 8/16/37 (Luxembourg) (a)	640,000	807,439
Marathon Petroleum Corp. 5.125%, due 12/15/26	450,000	491,627
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (Brazil)	680,000	777,920
Valero Energy Corp.
3.65%, due 3/15/25	1,000,000	1,037,462
6.625%, due 6/15/37	415,000	525,770

		3,640,218

Packaging & Containers 0.3%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (New Zealand)
5.125%, due 7/15/23 (a)	1,060,000	1,079,875
5.75%, due 10/15/20	823,742	825,801

		1,905,676

Pharmaceuticals 0.7%
Allergan Funding SCS 3.45%, due 3/15/22	1,005,000	1,026,120
Bausch Health Cos., Inc. 5.75%, due 8/15/27 (a)	465,000	488,706
Bristol-Myers Squibb Co. 3.40%, due 7/26/29 (a)	690,000	722,389
GlaxoSmithKline Capital PLC 2.878% (3 Month LIBOR + 0.35%), due 5/14/21 (United Kingdom) (b)	1,260,000	1,262,621
Takeda Pharmaceutical Co., Ltd. 3.80%, due 11/26/20 (Japan) (a)	400,000	407,257

		3,907,093

Pipelines 0.5%
Enterprise Products Operating LLC
3.125%, due 7/31/29	630,000	631,361
4.20%, due 1/31/50	160,000	163,605
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (a)	315,000	329,871
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	861,062
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48	840,000	891,342

		2,877,241

Real Estate Investment Trusts 1.0%
American Tower Corp. 3.375%, due 10/15/26	1,080,000	1,098,634

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Crown Castle International Corp.
3.40%, due 2/15/21	$920,000	$932,567
5.25%, due 1/15/23	1,290,000	1,402,710
Digital Realty Trust, L.P.
2.75%, due 2/1/23	45,000	44,955
3.70%, due 8/15/27	170,000	174,720
GLP Capital, L.P. / GLP Financing II, Inc. 4.875%, due 11/1/20	1,045,000	1,063,141
Kilroy Realty, L.P. 3.45%, due 12/15/24	720,000	740,792
Welltower, Inc. 4.00%, due 6/1/25	310,000	326,619

		5,784,138

Retail 1.0%
Alimentation Couche-Tard, Inc. 3.55%, due 7/26/27 (Canada) (a)	1,035,000	1,055,937
CVS Health Corp.
4.00%, due 12/5/23	1,355,000	1,418,166
4.78%, due 3/25/38	400,000	417,270
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(g)	31,801	34,902
McDonald’s Corp. 3.35%, due 4/1/23	1,085,000	1,126,140
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	1,000,000	1,031,087
Starbucks Corp. 4.45%, due 8/15/49	475,000	520,137

		5,603,639

Semiconductors 0.3%
Broadcom, Inc. 3.125%, due 10/15/22 (a)	945,000	950,950
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (Netherlands) (a)	590,000	618,025

		1,568,975

Software 0.3%
Fiserv, Inc.
2.75%, due 7/1/24	325,000	327,896
3.20%, due 7/1/26	205,000	209,240
salesforce.com, Inc.
3.25%, due 4/11/23	510,000	529,320
3.70%, due 4/11/28	690,000	743,914

		1,810,370

Telecommunications 1.4%
AT&T, Inc.
3.616% (3 Month LIBOR + 1.18%), due 6/12/24 (b)	755,000	764,493
4.35%, due 3/1/29	320,000	344,666
4.90%, due 8/15/37	670,000	722,150

	Principal Amount	Value
Telecommunications (continued)
CommScope Technologies LLC 6.00%, due 6/15/25 (a)	$475,000	$445,175
CommScope, Inc. 5.00%, due 6/15/21 (a)	985,000	982,538
Crown Castle Towers LLC 4.241%, due 7/15/48 (a)	990,000	1,064,347
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)	1,545,000	1,602,937
Telefonica Emisiones SAU (Spain)
5.134%, due 4/27/20	800,000	816,350
5.462%, due 2/16/21	175,000	183,373
Verizon Communications, Inc. 3.618% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	985,000	997,657

		7,923,686

Textiles 0.2%
Cintas Corp. No 2 3.70%, due 4/1/27	1,065,000	1,133,982

Transportation 0.0%‡
XPO Logistics, Inc. 6.50%, due 6/15/22 (a)	277,000	282,540

Total Corporate Bonds (Cost $173,350,742)		177,868,965

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP 525,000	766,073

Total Foreign Bonds (Cost $845,752)		766,073

Loan Assignments 1.7% (b)
Advertising 0.1%
Outfront Media Capital LLC 2017 Term Loan B 4.421% (1 Month LIBOR + 2.00%), due 3/18/24	$800,000	797,166

Commercial Services 0.1%
Global Payments Inc. 2018 Term Loan B3 4.152% (1 Month LIBOR + 1.75%), due 4/21/23	469,200	468,446

16	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Electronics 0.1%
Worldpay, LLC 2018 1st Lien Term Loan B4 4.132% (1 Week LIBOR + 1.75%), due 8/9/24	$273,504	$273,224
2018 1st Lien Term Loan B4 4.151% (1 Month LIBOR + 1.75%), due 8/9/24	516,496	515,968

		789,192

Environmental Controls 0.3%
Advanced Disposal Services, Inc. Term Loan B3 4.635% (1 Week LIBOR + 2.25%), due 11/10/23	1,645,603	1,642,404

Hotels, Motels, Inns & Gaming 0.2%
Las Vegas Sands LLC 2018 Term Loan B 4.152% (1 Month LIBOR + 1.75%), due 3/27/25	1,372,625	1,361,862

Household Products & Wares 0.1%
Prestige Brands, Inc. Term Loan B4 4.402% (1 Month LIBOR + 2.00%), due 1/26/24	550,091	546,652

Insurance 0.2%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.08% (3 Month LIBOR + 2.75%), due 6/7/23	1,171,470	1,118,265

Media 0.1%
Virgin Media Bristol LLC Term Loan K 4.894% (1 Month LIBOR + 2.50%), due 1/15/26	390,000	388,429

Software 0.2%
First Data Corp. 2024 Term Loan 4.404% (1 Month LIBOR + 2.00%), due 4/26/24	922,931	921,905

Telecommunications 0.2%
Level 3 Financing, Inc. 2017 Term Loan B 4.652% (1 Month LIBOR + 2.25%), due 2/22/24	1,065,000	1,055,460

	Principal Amount	Value
Transportation 0.1%
XPO Logistics, Inc. 2018 Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 2/24/25	$565,000	$559,928

Total Loan Assignments (Cost $9,733,525)		9,649,709

Mortgage-Backed Securities 6.4%
Agency Collateral (Collateralized Mortgage Obligations) 4.1%
Federal Home Loan Mortgage Corporation
REMIC Series 4691, Class HA 2.50%, due 6/15/40	945,518	941,386
Series 2019-1, Class A1 3.50%, due 5/25/29	699,535	727,579
REMIC Series 4818, Class BD 3.50%, due 3/15/45	922,827	956,652
REMIC Series 4884, Class BA 3.50%, due 6/15/48	802,655	835,166
REMIC Series 4888, Class BA 3.50%, due 9/15/48	634,736	660,814
REMIC Series 4877, Class BE 3.50%, due 11/15/48	1,232,799	1,292,403
REMIC Series 4877, Class AT 3.50%, due 11/15/48	845,388	887,020
Federal National Mortgage Association
REMIC Series 2013-77, Class CY 3.00%, due 7/25/43	746,000	764,242
Series 2019-25, Class PA 3.00%, due 5/25/48	776,041	792,624
Series 2019-13, Class PE 3.00%, due 3/25/49	988,995	1,011,592
REMIC Series 2019-13, Class CA 3.50%, due 4/25/49	1,489,303	1,557,394
Government National Mortgage Association
Series 2017-123, Class AB 2.50%, due 1/20/47	786,431	785,786
REMIC Series 2014-91, Class MA 3.00%, due 1/16/40	889,060	911,892
Series 2018-127, Class PB 3.00%, due 9/20/47	2,062,750	2,105,251
Series 2019-29, Class CB 3.00%, due 10/20/48	719,793	733,757
REMIC Series 2019-29, Class AP 3.00%, due 10/20/48	1,349,112	1,363,720
Series 2019-52, Class JL 3.00%, due 11/20/48	786,404	803,367
Series 2019-59, Class KA 3.00%, due 12/20/48	1,346,864	1,379,637
Series 2019-43, Class PL 3.00%, due 4/20/49	1,576,991	1,607,611

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency Collateral (Collateralized Mortgage Obligations) (continued)
Government National Mortgage Association (continued)
Series 2019-74, Class AT 3.00%, due 6/20/49	$1,081,000	$1,106,882
Series 2013-149, Class BA 3.25%, due 8/16/41	2,447,569	2,534,206

		23,758,981

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.6%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.66% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	52,438	50,990
BX Commercial Mortgage Trust Series 2018-IND, Class A 3.144% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(b)	791,821	792,471
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	451,256	467,764
FREMF Mortgage Trust (a)(h)
Series 2013-K33, Class B 3.615%, due 8/25/46	1,094,000	1,136,708
Series 2013-K35, Class B 4.074%, due 8/25/23	660,000	698,566
GS Mortgage Securities Trust Series 2019-GC40, Class A4 3.16%, due 7/10/52 (g)	788,000	812,585
Hawaii Hotel Trust Series 2019-MAUI, Class A 3.544%, due 5/15/38 (a)(b)	640,000	640,605
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)(g)	760,000	782,116
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-C16, Class A4 4.166%, due 12/15/46	655,000	702,122
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	900,000	933,815
Wells Fargo Commercial Mortgage Trust (a)(h)
Series 2018-1745, Class A 3.874%, due 6/15/36	1,150,000	1,232,021
Series 2018-AUS, Class A 4.194%, due 8/17/36	1,150,000	1,257,567

		9,507,330

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) 0.7%
American Tower Trust I Series 2013, Class 2A 3.07%, due 3/15/48 (a)	$825,000	$838,408
Chase Home Lending Mortgage Trust Series 2019-ATR1, Class A4 4.00%, due 4/25/49 (a)(i)	1,016,671	1,034,370
JP Morgan Mortgage Trust (a)(i)
Series 2019-2, Class A4 4.00%, due 8/25/49	723,298	735,419
Series 2019-3, Class A3 4.00%, due 9/25/49	689,740	704,928
Series 2019-5, Class A4 4.00%, due 11/25/49	560,000	570,603

		3,883,728

Total Mortgage-Backed Securities (Cost $36,416,548)		37,150,039

U.S. Government & Federal Agencies 14.4%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 3.4%
3.00%, due 12/1/47	2,452,779	2,478,572
3.50%, due 1/1/48	4,699,248	4,840,773
3.50%, due 9/1/48	635,737	652,011
4.00%, due 2/1/49	699,990	726,454
4.00%, due 3/1/49	2,283,886	2,370,401
4.50%, due 11/1/48	3,731,678	3,948,668
5.00%, due 12/1/44	1,661,609	1,803,859
5.00%, due 12/1/48	2,542,391	2,695,160

		19,515,898

Federal National Mortgage Association (Mortgage Pass-Through Securities) 7.3%
2.50%, due 12/1/37	1,245,024	1,247,393
3.00%, due 10/1/48	932,461	942,469
3.50%, due 3/1/37	2,037,320	2,118,035
3.50%, due 2/1/42	1,698,899	1,761,608
3.50%, due 8/1/46	2,982,681	3,096,876
3.50%, due 1/29/48 TBA (j)	5,306,000	5,424,763
4.00%, due 4/1/48	4,068,980	4,230,503
4.00%, due 5/1/48	1,900,195	1,974,566
4.00%, due 9/1/48	2,820,314	2,953,103
4.00%, due 1/1/49	714,180	751,953
4.00%, due 2/1/49	998,323	1,035,402
4.00%, due 2/1/49	555,390	576,093
4.00%, due 4/1/49	5,899,541	6,109,716
4.50%, due 7/1/48	3,326,947	3,498,313
4.50%, due 1/1/49	4,578,893	4,808,487
5.00%, due 9/1/33	1,974,515	2,143,853
6.00%, due 4/1/37	11,356	12,126

		42,685,259

18	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Bonds 2.3%
3.00%, due 2/15/49	$4,250,000	$4,667,695
4.375%, due 11/15/39	6,085,000	8,090,673
5.00%, due 5/15/37	490,000	690,862

		13,449,230

United States Treasury Notes 0.5%
2.375%, due 5/15/29 (e)	2,595,000	2,681,669

United States Treasury Inflation—Indexed Notes 0.9% (k)
0.75%, due 7/15/28	1,654,039	1,723,263
0.875%, due 1/15/29	3,435,333	3,615,897

		5,339,160

Total U.S. Government & Federal Agencies (Cost $81,146,036)		83,671,216

Total Long-Term Bonds (Cost $309,179,292)		316,888,945

	Shares
Common Stocks 42.3%
Aerospace & Defense 0.9%
BAE Systems PLC (United Kingdom)	441,007	2,774,520
Lockheed Martin Corp.	6,148	2,235,044

		5,009,564

Air Freight & Logistics 0.7%
Deutsche Post A.G., Registered (Germany)	73,631	2,419,676
United Parcel Service, Inc., Class B	15,245	1,574,351

		3,994,027

Auto Components 0.4%
Cie Generale des Etablissements Michelin SCA (France)	19,204	2,435,903

Banks 2.3%
BB&T Corp.	36,348	1,785,777
Commonwealth Bank of Australia (Australia)	26,448	1,537,044
Lloyds Banking Group PLC (United Kingdom)	2,620,690	1,883,397
People’s United Financial, Inc.	85,494	1,434,589
Royal Bank of Canada (Canada)	23,181	1,842,195
Svenska Handelsbanken A.B., Class A (Sweden)	140,919	1,394,296
Wells Fargo & Co.	32,427	1,534,446
Westpac Banking Corp. (Australia)	99,982	1,990,655

		13,402,399

Beverages 0.7%
Coca-Cola Co.	35,461	1,805,674
PepsiCo., Inc.	16,088	2,109,620

		3,915,294

	Shares	Value
Biotechnology 0.3%
AbbVie, Inc.	26,805	$1,949,260

Capital Markets 0.8%
BlackRock, Inc.	3,369	1,581,072
CME Group, Inc.	7,917	1,536,769
Macquarie Group, Ltd. (Australia)	16,172	1,423,622

		4,541,463

Chemicals 1.4%
BASF S.E. (Germany)	31,361	2,279,425
Dow, Inc.	38,577	1,902,232
LyondellBasell Industries N.V., Class A	19,541	1,683,066
Nutrien, Ltd. (Canada)	39,336	2,102,903

		7,967,626

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc. (e)	6	47

Communications Equipment 0.5%
Cisco Systems, Inc.	49,380	2,702,567

Construction & Engineering 0.4%
Vinci S.A. (France)	21,394	2,190,901

Diversified Telecommunication Services 2.8%
AT&T, Inc.	113,796	3,813,304
BCE, Inc. (Canada)	98,669	4,489,099
Singapore Telecommunications, Ltd. (Singapore)	627,096	1,622,200
TELUS Corp. (Canada)	68,325	2,525,763
Verizon Communications, Inc.	73,449	4,196,141

		16,646,507

Electric Utilities 3.5%
American Electric Power Co., Inc.	26,280	2,312,903
Duke Energy Corp.	48,517	4,281,140
Entergy Corp.	40,515	4,170,209
FirstEnergy Corp.	92,233	3,948,495
PPL Corp.	85,747	2,659,014
Terna Rete Elettrica Nazionale S.p.A. (Italy)	485,846	3,093,751

		20,465,512

Electrical Equipment 0.9%
Eaton Corp. PLC	37,904	3,156,645
Emerson Electric Co.	31,081	2,073,724

		5,230,369

Equity Real Estate Investment Trusts 1.9%
Iron Mountain, Inc.	78,840	2,467,692
Public Storage	7,075	1,685,053
Unibail-Rodamco-Westfield (France)	15,498	2,321,801
Welltower, Inc.	53,823	4,388,189

		10,862,735

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Food Products 0.7%
Nestle S.A., Registered (Switzerland)	20,552	$2,127,623
Orkla ASA (Norway)	251,514	2,231,369

		4,358,992

Gas Utilities 0.9%
Naturgy Energy Group S.A. (Spain)	59,804	1,647,716
Snam S.p.A. (Italy)	706,279	3,510,394

		5,158,110

Hotels, Restaurants & Leisure 0.8%
Las Vegas Sands Corp.	43,126	2,548,316
McDonald’s Corp.	10,276	2,133,914

		4,682,230

Household Durables 0.3%
Leggett & Platt, Inc.	42,536	1,632,106

Household Products 0.8%
Kimberly-Clark Corp.	18,109	2,413,567
Procter & Gamble Co.	18,783	2,059,556

		4,473,123

Industrial Conglomerates 0.5%
3M Co.	8,023	1,390,707
Siemens A.G., Registered (Germany)	12,971	1,542,779

		2,933,486

Insurance 4.1%
Allianz S.E., Registered (Germany)	19,304	4,653,523
Arthur J. Gallagher & Co.	17,098	1,497,614
Assicurazioni Generali S.p.A. (Italy)	136,875	2,577,408
AXA S.A. (France)	176,802	4,644,061
MetLife, Inc.	54,497	2,706,866
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	18,867	4,734,825
SCOR S.E. (France)	34,366	1,506,832
Tokio Marine Holdings, Inc. (Japan)	32,600	1,632,494

		23,953,623

IT Services 0.3%
International Business Machines Corp.	12,634	1,742,229

Media 0.0%‡
ION Media Networks, Inc. (g)(l)(m)(n)(o)	8	5,397

Multi-Utilities 1.7%
Ameren Corp.	26,027	1,954,888
Dominion Energy, Inc.	39,925	3,087,001
National Grid PLC (United Kingdom)	297,842	3,161,365
WEC Energy Group, Inc.	22,585	1,882,912

		10,086,166

	Shares	Value
Multiline Retail 0.3%
Target Corp.	21,851	$1,892,515

Oil, Gas & Consumable Fuels 4.3%
Chevron Corp.	18,289	2,275,883
Enterprise Products Partners, L.P.	109,584	3,163,690
Exxon Mobil Corp.	36,303	2,781,899
Magellan Midstream Partners, L.P.	33,018	2,113,152
Occidental Petroleum Corp.	41,947	2,109,095
Pembina Pipeline Corp. (Canada)	73,529	2,737,229
Phillips 66	24,540	2,295,472
Royal Dutch Shell PLC, Class A, Sponsored ADR (Netherlands)	60,730	3,951,701
TOTAL S.A. (France)	69,912	3,917,212

		25,345,333

Personal Products 0.5%
Unilever PLC (United Kingdom)	50,707	3,151,829

Pharmaceuticals 4.3%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	72,860	3,007,661
GlaxoSmithKline PLC (United Kingdom)	155,445	3,112,323
Johnson & Johnson	12,887	1,794,901
Merck & Co., Inc.	26,859	2,252,127
Novartis A.G., Registered (Switzerland)	36,135	3,301,826
Pfizer, Inc.	80,104	3,470,105
Roche Holding A.G. (Switzerland)	9,608	2,703,173
Sanofi (France)	35,377	3,053,646
Takeda Pharmaceutical Co., Ltd. (Japan)	60,100	2,131,079

		24,826,841

Semiconductors & Semiconductor Equipment 1.2%
Broadcom, Inc.	4,801	1,382,016
Intel Corp.	30,239	1,447,541
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	34,534	1,352,697
Texas Instruments, Inc.	22,489	2,580,837

		6,763,091

Software 0.7%
Micro Focus International PLC (United Kingdom)	76,482	2,004,727
Microsoft Corp.	15,852	2,123,534

		4,128,261

Technology Hardware, Storage & Peripherals 0.3%
Samsung Electronics Co., Ltd., GDR (Republic of Korea) (a)	1,860	1,891,620

Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.	89,959	1,549,094

20	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Tobacco 2.1%
Altria Group, Inc.	70,080	$3,318,288
British American Tobacco PLC (United Kingdom)	68,395	2,387,731
British American Tobacco PLC, Sponsored ADR (United Kingdom)	24,511	854,699
Imperial Brands PLC (United Kingdom)	118,345	2,775,595
Philip Morris International, Inc.	39,167	3,075,785

		12,412,098

Trading Companies & Distributors 0.3%
Watsco, Inc.	10,107	1,652,798

Wireless Telecommunication Services 0.4%
Rogers Communications, Inc., Class B (Canada)	44,880	2,402,419

Total Common Stocks (Cost $225,756,772)		246,355,535

Short-Term Investments 4.4%
Affiliated Investment Company 3.9%
MainStay U.S. Government Liquidity Fund, 2.03% (p)	22,815,158	22,815,158

Unaffiliated Investment Company 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (p)(q)	2,708,289	2,708,289

Total Short-Term Investments (Cost $25,523,447)		25,523,447

Total Investments (Cost $560,459,511)	101.2%	588,767,927
Other Assets, Less Liabilities	(1.2)	(6,849,402)
Net Assets	100.0%	$581,918,525

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2019.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2019.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $2,653,818 and the Portfolio received cash collateral with a value of $2,708,289 (See Note 2(M)).

(f)	Step coupon—Rate shown was the rate in effect as of June 30, 2019.

(g)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, the total market value of fair valued securities was $1,635,000, which represented 0.3% of the Portfolio’s net assets.

(h)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2019.

(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(j)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2019, the total net market value of these securities was $5,424,763, which represented 0.9% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(m)

Illiquid security—As of June 30, 2019, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $5,397, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(n)	Restricted security.

(o)	Non-income producing security.

(p)	Current yield as of June 30, 2019.

(q)	Represents security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

Foreign Currency Forward Contracts

As of June 30, 2019, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	2,059,000,000	USD	18,550,887	JPMorgan Chase Bank N.A.	8/1/19	$591,033
USD	16,976,603	GBP	13,060,000	JPMorgan Chase Bank N.A.	8/1/19	366,034

Total unrealized appreciation						957,067

USD	6,711,059	CAD	9,000,000	JPMorgan Chase Bank N.A.	8/1/19	(166,413)
USD	24,800,710	EUR	22,000,000	JPMorgan Chase Bank N.A.	8/1/19	(277,677)

Total unrealized depreciation						(444,090)

Net unrealized appreciation						$512,977

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of June 30, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts

10-Year United States Treasury Note	153	September 2019	$19,063,191	$19,579,219	$516,028
Nikkei 225	210	September 2019	20,428,050	20,748,736	320,686
S&P 500 Index Mini	415	September 2019	60,143,742	61,092,150	948,408
United States Treasury Bond	11	September 2019	1,651,869	1,711,531	59,662
United States Treasury Ultra Bond	126	September 2019	21,238,101	22,372,875	1,134,774

Total Long Contracts					2,979,558

Short Contracts

2-Year United States Treasury Note	(11)	September 2019	(2,347,961)	(2,366,977)	(19,016)
10-Year United States Treasury Ultra Note	(33)	September 2019	(4,399,969)	(4,558,125)	(158,156)

Total Short Contracts					(177,172)

Net Unrealized Appreciation					$2,802,386

1.	As of June 30, 2019, cash in the amount of $4,190,786 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2019.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

GDR—Global Depositary Receipt

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

USD—United States Dollar

22	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$7,782,943	$—	$7,782,943
Corporate Bonds	—	177,868,965	—	177,868,965
Foreign Bonds	—	766,073	—	766,073
Loan Assignments	—	9,649,709	—	9,649,709
Mortgage-Backed Securities	—	37,150,039	—	37,150,039
U.S. Government & Federal Agencies	—	83,671,216	—	83,671,216

Total Long-Term Bonds	—	316,888,945	—	316,888,945

Common Stocks (b)	246,350,138	—	5,397	246,355,535
Short-Term Investments
Affiliated Investment Company	22,815,158	—	—	22,815,158
Unaffiliated Investment Company	2,708,289	—	—	2,708,289

Total Short-Term Investments	25,523,447	—	—	25,523,447

Total Investments in Securities	271,873,585	316,888,945	5,397	588,767,927

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	957,067	—	957,067
Futures Contracts (c)	2,979,558	—	—	2,979,558

Total Other Financial Instruments	2,979,558	957,067	—	3,936,625

Total Investments in Securities and Other Financial Instruments	$274,853,143	$317,846,012	$5,397	$592,704,552

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(444,090)	$—	$(444,090)
Futures Contracts (c)	(177,172)	—	—	(177,172)

Total Other Financial Instruments	$(177,172)	$(444,090)	$—	$(621,262)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $5,397 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2019 (b)
Long-Term Bonds
Loan Assignments
Packaging & Containers	$776,408	$11	$(32,053)	$46,458	$—	$(790,824)	$—	$—	$—	$—
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	229,645	—	(27,226)	16,813	—	(219,232)	—	—	—	—
Common Stocks
Media	4,954	—	—	443	—	—	—	—	5,397	443

Total	$1,011,007	$11	$(59,279)	$63,714	$—	$(1,010,056)	$—	$—	$5,397	$443

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $537,644,353) including securities on loan of $2,653,818	$565,952,769
Investment in affiliated investment company, at value (identified cost $22,815,158)	22,815,158
Cash collateral on deposit at broker for futures contracts	4,190,786
Cash denominated in foreign currencies (identified cost $147,319)	147,302
Receivables:
Dividends and interest	3,372,451
Investment securities sold	2,391,684
Variation margin on futures contracts	341,880
Portfolio shares sold	182,400
Securities lending	6,296
Unrealized appreciation on foreign currency forward contracts	957,067
Other assets	2,729

Total assets	600,360,522

Liabilities
Due to custodian	301,159
Cash collateral received for securities on loan	2,708,289
Payables:
Investment securities purchased	14,357,049
Manager (See Note 3)	269,587
Portfolio shares redeemed	156,353
NYLIFE Distributors (See Note 3)	79,995
Professional fees	42,220
Shareholder communication	39,843
Custodian	30,437
Trustees	714
Accrued expenses	12,261
Unrealized depreciation on foreign currency forward contracts	444,090

Total liabilities	18,441,997

Net assets	$581,918,525

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,566
Additional paid-in capital	542,892,789

542,928,355
Total distributable earnings (loss)	38,990,170

Net assets	$581,918,525

Initial Class
Net assets applicable to outstanding shares	$187,584,040

Shares of beneficial interest outstanding	11,402,190

Net asset value per share outstanding	$16.45

Service Class
Net assets applicable to outstanding shares	$394,334,485

Shares of beneficial interest outstanding	24,164,082

Net asset value per share outstanding	$16.32

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$6,321,621
Interest (b)	5,428,386
Dividends-affiliated	264,774
Securities lending	48,042

Total income	12,062,823

Expenses
Manager (See Note 3)	1,596,428
Distribution/Service—Service Class (See Note 3)	470,622
Professional fees	57,187
Shareholder communication	39,695
Custodian	36,742
Trustees	6,957
Miscellaneous	17,394

Total expenses	2,225,025

Net investment income (loss)	9,837,798

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(155,934)
Futures transactions	8,488,826
Foreign currency forward transactions	702,418
Foreign currency transactions	(23,840)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	9,011,470

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	35,591,619
Futures contracts	4,931,837
Foreign currency forward contracts	(245,058)
Translation of other assets and liabilities in foreign currencies	60,842

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	40,339,240

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	49,350,710

Net increase (decrease) in net assets resulting from operations	$59,188,508

(a)	Dividends recorded net of foreign withholding taxes in the amount of $410,892.

(b)	Interest recorded net of foreign withholding taxes in the amount of $591.

26	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,837,798	$17,953,134
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	9,011,470	2,062,684
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	40,339,240	(52,058,869)

Net increase (decrease) in net assets resulting from operations	59,188,508	(32,043,051)

Distributions to shareholders:
Initial Class	(5,406,835)	(13,810,543)
Service Class	(10,809,322)	(27,695,573)

Total distributions to shareholders	(16,216,157)	(41,506,116)

Capital share transactions:
Net proceeds from sale of shares	23,433,319	44,187,935
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	16,216,157	41,506,116
Cost of shares redeemed	(40,185,478)	(105,059,494)

Increase (decrease) in net assets derived from capital share transactions	(536,002)	(19,365,443)

Net increase (decrease) in net assets	42,436,349	(92,914,610)

Net Assets
Beginning of period	539,482,176	632,396,786

End of period	$581,918,525	$539,482,176

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018		2017	2016	2015	2014

Net asset value at beginning of period	$15.23		$17.29		$15.94	$15.31	$17.30	$17.70

Net investment income (loss) (a)	0.29		0.53		0.49	0.54	0.64	0.80

Net realized and unrealized gain (loss) on investments	1.40		(1.49)		1.62	0.72	(1.36)	0.36

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.11		(0.14)	0.14	0.14	0.23

Total from investment operations	1.70		(0.85)		1.97	1.40	(0.58)	1.39

Less dividends and distributions:

From net investment income	(0.48)		(0.46)		(0.54)	(0.68)	(0.80)	(1.04)

From net realized gain on investments	—		(0.75)		(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(0.48)		(1.21)		(0.62)	(0.77)	(1.41)	(1.79)

Net asset value at end of period	$16.45		$15.23		$17.29	$15.94	$15.31	$17.30

Total investment return (b)	11.23%		(5.21%)		12.53%	9.30%	(3.50%)	8.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.68	%††	3.18%		2.91%	3.47%	3.79%	4.44%

Net expenses (c)	0.63	%††	0.62%		0.62%	0.63%	0.63%	0.63%

Interest expense and fees	—		0.00	% (d)	0.01%	—	—	—

Portfolio turnover rate	33	% (e)	50	% (e)	26%	28%	35%	13%

Net assets at end of period (in 000’s)	$187,584		$178,608		$207,056	$202,450	$206,198	$234,670

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 30% and 39% for the six months ended June 30, 2019 and for the year ended December 31, 2018, respectively.

28	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018		2017	2016	2015	2014

Net asset value at beginning of period	$15.11		$17.17		$15.83	$15.21	$17.20	$17.57

Net investment income (loss) (a)	0.27		0.48		0.44	0.50	0.59	0.74

Net realized and unrealized gain (loss) on investments	1.39		(1.48)		1.62	0.72	(1.35)	0.38

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.11		(0.14)	0.14	0.14	0.23

Total from investment operations	1.67		(0.89)		1.92	1.36	(0.62)	1.35

Less dividends and distributions:

From net investment income	(0.46)		(0.42)		(0.50)	(0.65)	(0.76)	(0.97)

From net realized gain on investments	—		(0.75)		(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(0.46)		(1.17)		(0.58)	(0.74)	(1.37)	(1.72)

Net asset value at end of period	$16.32		$15.11		$17.17	$15.83	$15.21	$17.20

Total investment return (b)	11.09%		(5.45%)		12.25%	9.03%	(3.74%)	7.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.43	%††	2.93%		2.65%	3.20%	3.54%	4.12%

Net expenses (including interest expense and fees) (c)	0.88	%††	0.87%		0.87%	0.88%	0.88%	0.88%

Interest expense and fees	—		0.00	% (d)	0.01%	—	—	—

Portfolio turnover rate	33	% (e)	50	% (e)	26%	28%	35%	13%

Net assets at end of period (in 000’s)	$394,334		$360,874		$425,340	$361,357	$309,350	$284,391

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 30% and 39% for the six months ended June 30, 2019 and for the year ended December 31, 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

30	MainStay VP Income Builder Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2019, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be

31

Notes to Financial Statements (Unaudited) (continued)

representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of June 30, 2019, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on

32	MainStay VP Income Builder Portfolio

investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain

33

Notes to Financial Statements (Unaudited) (continued)

obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio may also use equity index futures contracts to increase the equity sensitivity to the Portfolio. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of June 30, 2019, all open forward currency contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of

34	MainStay VP Income Builder Portfolio

the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2019, the Portfolio did not hold any unfunded commitments.

(M)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $2,653,818 and received cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $2,708,289.

(N)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(O)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be

35

Notes to Financial Statements (Unaudited) (continued)

adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(R) Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$1,269,094	$1,710,464	$2,979,558
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	957,067	—	—	957,067

Total Fair Value		$957,067	$1,269,094	$1,710,464	$3,936,625

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$—	$(177,172)	$(177,172)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(444,090)	—	—	(444,090)

Total Fair Value		$(444,090)	$—	$(177,172)	$(621,262)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

36	MainStay VP Income Builder Portfolio

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$5,115,561	$3,373,265	$8,488,826
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	702,418	—	—	702,418

Total Realized Gain (Loss)		$702,418	$5,115,561	$3,373,265	$9,191,244

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$5,460,608	$(528,771)	$4,931,837
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(245,058)	—	—	(245,058)

Total Change in Unrealized Appreciation (Depreciation)		$(245,058)	$5,460,608	$(528,771)	$4,686,779

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$ —	$79,041,815	$61,318,029	$140,359,844
Futures Contracts Short	$ —	$—	$(8,646,814)	$(8,646,814)
Forward Contracts Long	$ 41,200,992	$—	$—	$41,200,992
Forward Contracts Short	$(67,883,912)	$—	$—	$(67,883,912)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of an

Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by MacKay Shields in collaboration with New York Life Investments. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.57% up to $1 billion and 0.55% in excess of $1 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.57%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,596,428, and paid MacKay Shields and Epoch in the amounts of $449,729 and $348,485, respectively.

37

Notes to Financial Statements (Unaudited) (continued)

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$20,625	$115,639	$(113,449)	$—	$—	$22,815	$265	$—	22,815

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$561,136,283	$43,020,268	$(15,388,624)	$27,631,644

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $2317,694, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$2,318	$ —

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$19,896,282	$21,609,834

Note 5–Restricted Securities

Restricted securities are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

As of June 30, 2019, the Portfolio held the following restricted securities:

Security	Date of Acquisition	Shares	Cost	6/30/19 Value	Percent of Net Assets

ION Media Networks, Inc. Common Stock	3/11/14	8	$13	$5,397	0.0	%‡

‡	Less than one-tenth of a percent.

38	MainStay VP Income Builder Portfolio

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of U.S. government securities were $120,864 and $80,773, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $77,096 and $92,765, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	94,761	$1,530,020
Shares issued to shareholders in reinvestment of dividends and distributions	332,696	5,406,835
Shares redeemed	(755,358)	(12,179,115)

Net increase (decrease)	(327,901)	$(5,242,260)

Year ended December 31, 2018:
Shares sold	300,882	$5,010,909
Shares issued to shareholders in reinvestment of dividends and distributions	858,893	13,810,543
Shares redeemed	(1,402,756)	(23,271,546)

Net increase (decrease)	(242,981)	$(4,450,094)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	1,363,888	$21,903,299
Shares issued to shareholders in reinvestment of dividends and distributions	670,507	10,809,322
Shares redeemed	(1,756,947)	(28,006,363)

Net increase (decrease)	277,448	$4,706,258

Year ended December 31, 2018:
Shares sold	2,355,913	$39,177,026
Shares issued to shareholders in reinvestment of dividends and distributions	1,735,492	27,695,573
Shares redeemed	(4,981,260)	(81,787,948)

Net increase (decrease)	(889,855)	$(14,915,349)

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

40	MainStay VP Income Builder Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781626	MSVPIB10-08/19 (NYLIAC) NI522

MainStay VP Indexed Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/1/2017	6.00%	7.34%	3.07%	0.31%
Service Class Shares	5/1/2017	5.87	7.07	2.82	0.56

Benchmark Performance	Six Months	One Year	Since Inception

Bloomberg Barclays U.S. Aggregate Bond Index[3]	6.11%	7.87%	3.69%
Morningstar Intermediate-Term Bond Category Average[4]	5.77	7.24	3.39

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,060.00	$1.53	$1,023.31	$1.51	0.30%

Service Class Shares	$1,000.00	$1,058.70	$2.81	$1,022.07	$2.76	0.55%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are suject to change.

Top Ten Issuers Held as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.375%–3.125%, due 9/30/19–5/15/29

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.50%, due 8/1/19–2/1/49

3.	United States Treasury Bonds, 2.75%–4.625%, due 2/15/36–2/15/49

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.00%, due 9/29/40–3/20/49

5.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–5.50%, due 12/1/25–1/1/49
6.	KfW, 1.50%–2.125%, due 4/20/20–3/7/22

7.	Goldman Sachs Group, Inc., 2.60%–4.80%, due 12/27/20–7/8/44

8.	Federal National Mortgage Association, 1.875%–2.875%, due 10/30/20–9/24/26

9.	International Bank for Reconstruction & Development, 2.00%–3.00%, due 1/26/22–9/27/23

10.	Bank of America Corp., 3.248%–5.625%, due 7/1/20–1/21/44

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2019?

During the six months ended June 30, 2019, MainStay VP Indexed Bond Portfolio returned 6.00% for Initial Class shares and 5.87% for Service Class shares. Over the same period, both share classes underperformed the 6.11% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s broad-based securities-market index, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. During the six months ended June 30, 2019, both share classes outperformed the 5.77% return of the Morningstar Intermediate-Term Bond Category Average.1

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio used U.S. Treasury futures to reduce variations between the Portfolio and its benchmark. These trades reduced tracking error between the Portfolio and its benchmark.

During the reporting period, which credit-rating categories were strong performers and which credit-rating categories were weak?

During the reporting period, we saw the lowest-quality securities outperform the benchmark. Credits rated BBB2 had the highest excess returns3 followed by credits rated A.4 Credits rated AA slightly outperformed credits rated AAA.5 All credit rating categories produced positive excess returns, outperforming Treasury securities with comparable durations.6

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio uses a passive strategy that seeks to replicate the duration of its benchmark. The Portfolio’s duration strategy had a neutral impact on performance during the reporting period. As of June 30, 2019, the Portfolio’s duration was approximately 5.53 years, which was equivalent to the duration of 5.53 years for the Bloomberg Barclays U.S. Aggregate Bond Index

Which market segments made the strongest contributions to the Portfolio’s performance, and which market segments detracted the most?

During the reporting period, all broad sectors in the Barclays Aggregate Bond Index produced positive total returns. The strongest-contributing sector in the Portfolio was the corporate sector. (Contributions take weightings and total returns into account.) Within the corporate sector, the industrial subcomponent was the best performer. Industrials, utilities and financials all outperformed the non-corporate sector. Within the non-corporate sector, the sovereign subsector was the Portfolio’s best performer. Among securitized products, commercial mortgage-backed securities outperformed both mortgage-backed securities and asset-backed securities. U.S. government agencies outperformed U.S. Treasury bonds during the reporting period.

Were there any significant changes to the Portfolio’s benchmark during the reporting period?

No changes to the Bloomberg Barclays U.S. Aggregate Bond Index were material enough to lead us to change our investment strategy.

1.	See page 5 for more information on benchmark and peer group returns.
2.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

3.

The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

4.

An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

5.

An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong.

6.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 99.0%† Asset-Backed Securities 0.6%
Automobile 0.6%
Ally Auto Receivables Trust Series 2018-3, Class A3 3.00%, due 1/17/23	$99,000	$99,931
BMW Vehicle Lease Trust Series 2018-1, Class A4 3.26%, due 7/20/21	200,000	202,614
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1 2.16%, due 9/15/22	300,000	299,630
GM Financial Securitized Term Auto Receivables Trust Series 2018-3, Class A3 3.02%, due 5/16/23	700,000	710,767
Honda Auto Receivables Owner Trust Series 2018-3, Class A3 2.95%, due 8/22/22	800,000	810,004
Hyundai Auto Lease Securitization Trust Series 2018-B, Class A3 3.04%, due 10/15/21 (a)	100,000	100,714
Hyundai Auto Receivables Trust Series 2016-A, Class A3 1.56%, due 9/15/20	5,740	5,737
Mercedes Benz Auto Lease Trust Series 2017-A, Class A3 1.79%, due 4/15/20	8,874	8,871

Total Asset-Backed Securities (Cost $2,213,328)		2,238,268

Corporate Bonds 28.7%
Aerospace & Defense 0.5%
Boeing Co. 3.25%, due 3/1/28	210,000	217,849
General Dynamics Corp. 3.00%, due 5/11/21	255,000	259,129
Lockheed Martin Corp. 4.07%, due 12/15/42	255,000	282,116
Northrop Grumman Corp. 7.75%, due 2/15/31	210,000	300,067
Raytheon Co. 3.15%, due 12/15/24	255,000	265,967
Rockwell Collins, Inc. 3.50%, due 3/15/27	210,000	218,526
United Technologies Corp.
2.65%, due 11/1/26	610,000	610,013
3.65%, due 8/16/23	50,000	52,365

		2,206,032

	Principal Amount	Value
Apparel 0.0%‡
Nike, Inc. 3.625%, due 5/1/43	$65,000	$66,530

Auto Manufacturers 0.6%
Ford Motor Credit Co. LLC 3.219%, due 1/9/22	1,300,000	1,300,487
General Motors Financial Co., Inc. 4.35%, due 1/17/27	665,000	677,390
Toyota Motor Credit Corp. 2.25%, due 10/18/23	290,000	289,062

		2,266,939

Banks 7.7%
Bank of America Corp.
3.248%, due 10/21/27	405,000	414,960
3.30%, due 1/11/23	835,000	860,699
3.419%, due 12/20/28 (b)	510,000	524,788
5.00%, due 1/21/44	320,000	390,050
5.625%, due 7/1/20	375,000	387,143
Bank of New York Mellon Corp.
2.05%, due 5/3/21	95,000	94,808
2.50%, due 4/15/21	610,000	613,353
3.00%, due 2/24/25	410,000	421,640
Bank of Nova Scotia 2.70%, due 3/7/22	720,000	729,669
Barclays PLC 5.25%, due 8/17/45	270,000	293,109
BB&T Corp.
2.05%, due 5/10/21	705,000	701,257
2.75%, due 4/1/22	255,000	258,087
BNP Paribas S.A. 3.25%, due 3/3/23	445,000	460,249
Capital One Financial Co. 3.05%, due 3/9/22	565,000	573,792
Citigroup, Inc.
2.65%, due 10/26/20	610,000	612,147
3.375%, due 3/1/23	915,000	943,303
4.45%, due 9/29/27	735,000	791,892
4.65%, due 7/30/45	170,000	195,814
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 5.25%, due 5/24/41	405,000	519,417
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 6/9/23	335,000	347,419
Fifth Third Bank 2.25%, due 6/14/21	470,000	469,877
Goldman Sachs Group, Inc.
2.60%, due 12/27/20	525,000	525,504
2.905%, due 7/24/23 (b)	1,420,000	1,433,732
3.85%, due 1/26/27	520,000	543,502
4.80%, due 7/8/44	220,000	253,264

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
HSBC Holdings PLC
2.65%, due 1/5/22	$1,060,000	$1,064,116
3.90%, due 5/25/26	250,000	261,138
JPMorgan Chase & Co.
4.25%, due 10/1/27	1,340,000	1,451,295
4.26%, due 2/22/48 (b)	500,000	551,042
Keybank N.A. 2.40%, due 6/9/22	335,000	336,223
KfW
1.50%, due 4/20/20	830,000	825,835
2.125%, due 3/7/22	2,730,000	2,753,466
Lloyds Banking Group PLC 3.75%, due 1/11/27	270,000	274,902
Mitsubishi UFJ Financial Group, Inc. 3.455%, due 3/2/23	510,000	524,329
Morgan Stanley
2.50%, due 4/21/21	450,000	450,843
3.625%, due 1/20/27	750,000	787,152
4.10%, due 5/22/23	555,000	584,229
National Australia Bank, Ltd. 2.50%, due 5/22/22	335,000	336,994
PNC Bank N.A. 2.625%, due 2/17/22	335,000	337,866
Royal Bank of Canada 2.75%, due 2/1/22	330,000	335,226
Royal Bank of Scotland Group PLC 3.875%, due 9/12/23	270,000	277,034
Santander UK PLC 2.375%, due 3/16/20	610,000	609,920
State Street Corp. 4.375%, due 3/7/21	350,000	362,705
Sumitomo Mitsui Banking Corp. 2.65%, due 7/23/20	1,355,000	1,360,080
Toronto-Dominion Bank 2.50%, due 12/14/20	445,000	447,557
U.S. Bank N.A. 2.00%, due 1/24/20	1,420,000	1,418,263
Wells Fargo & Co.
2.55%, due 12/7/20	300,000	300,841
3.00%, due 4/22/26	600,000	606,566
3.50%, due 3/8/22	355,000	365,259
4.75%, due 12/7/46	500,000	569,939
Westpac Banking Corp. 2.80%, due 1/11/22	445,000	450,537

		31,002,832

Beverages 0.8%
Anheuser-Busch Cos., LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, due 2/1/46	1,265,000	1,408,491

	Principal Amount	Value
Beverages (continued)
Anheuser-Busch InBev Worldwide, Inc. 2.50%, due 7/15/22	$365,000	$367,945
Coca Cola Co. 2.25%, due 9/1/26	290,000	288,035
Constellation Brands, Inc. 3.60%, due 2/15/28	100,000	103,274
Diageo Capital PLC 5.875%, due 9/30/36	218,000	288,063
Keurig Dr Pepper, Inc. 4.985%, due 5/25/38	65,000	71,276
Molson Coors Brewing Co. 4.20%, due 7/15/46	65,000	62,052
PepsiCo, Inc.
2.75%, due 3/1/23	330,000	337,081
2.85%, due 2/24/26	210,000	215,821
4.45%, due 4/14/46	105,000	125,627

		3,267,665

Biotechnology 0.5%
Amgen, Inc.
2.70%, due 5/1/22	180,000	181,803
3.125%, due 5/1/25	255,000	261,120
4.40%, due 5/1/45	180,000	191,218
Baxalta, Inc. 3.60%, due 6/23/22	39,000	40,021
Celgene Corp.
2.75%, due 2/15/23	25,000	25,222
3.55%, due 8/15/22	155,000	160,505
3.625%, due 5/15/24	510,000	535,388
Gilead Sciences, Inc.
3.65%, due 3/1/26	440,000	464,528
4.60%, due 9/1/35	180,000	202,604

		2,062,409

Building Materials 0.0%‡
Johnson Controls International PLC 6.00%, due 1/15/36	50,000	58,997

Chemicals 0.4%
Dow Chemical Co. 3.00%, due 11/15/22	445,000	451,130
DuPont de Nemours, Inc. 4.493%, due 11/15/25	375,000	414,960
Mosaic Co. 4.05%, due 11/15/27	405,000	418,591
Nutrien, Ltd. 5.875%, due 12/1/36	210,000	243,853
Sherwin-Williams Co. 3.95%, due 1/15/26	255,000	267,461

		1,795,995

10	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 0.1%
Ecolab, Inc. 2.70%, due 11/1/26	$210,000	$211,955

Computers 0.7%
Apple, Inc.
2.15%, due 2/9/22 (c)	180,000	180,707
2.90%, due 9/12/27	250,000	255,936
3.35%, due 2/9/27	16,000	16,801
4.25%, due 2/9/47	180,000	202,351
4.50%, due 2/23/36	245,000	287,217
Dell International LLC / EMC Corp. (a)
5.45%, due 6/15/23	445,000	479,617
6.02%, due 6/15/26	300,000	330,955
Hewlett Packard Enterprise Co. 4.40%, due 10/15/22	180,000	189,870
IBM Corp.
1.875%, due 8/1/22	200,000	197,997
3.45%, due 2/19/26	175,000	182,934
3.50%, due 5/15/29	290,000	303,508

		2,627,893

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. 2.70%, due 2/2/26	210,000	213,909
Unilever Capital Corp. 3.10%, due 7/30/25	100,000	103,653

		317,562

Diversified Financial Services 0.5%
American Express Co.
2.20%, due 10/30/20	300,000	299,641
3.40%, due 2/27/23	365,000	377,857
GE Capital International Funding Co. 3.373%, due 11/15/25	925,000	936,380
National Rural Utilities Cooperative Finance Corp. 2.70%, due 2/15/23	90,000	91,260
Visa, Inc. 2.80%, due 12/14/22	405,000	414,705

		2,119,843

Electric 1.8%
American Electric Power Co., Inc. 2.15%, due 11/13/20	525,000	523,834
CenterPoint Energy Houston Electric LLC 4.25%, due 2/1/49	250,000	283,351
Commonwealth Edison Co. 3.65%, due 6/15/46	390,000	396,252
Consolidated Edison Co. of New York, Inc. 5.85%, due 3/15/36	565,000	707,496

	Principal Amount	Value
Electric (continued)
DTE Electric Co. 3.375%, due 3/1/25	$180,000	$187,565
Duke Energy Carolinas LLC
3.875%, due 3/15/46	690,000	724,368
4.00%, due 9/30/42	210,000	224,068
Edison International 2.95%, due 3/15/23 (c)	180,000	172,460
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	180,000	180,615
Exelon Corp. 2.85%, due 6/15/20	375,000	376,188
Florida Power & Light Co.
2.75%, due 6/1/23	120,000	122,253
3.80%, due 12/15/42	165,000	175,244
Kentucky Utilities Co. 3.25%, due 11/1/20	260,000	262,227
MidAmerican Energy Co. 3.95%, due 8/1/47	330,000	356,282
Ohio Power Co. Series G 6.60%, due 2/15/33	165,000	224,074
PPL Electric Utilities Corp. 3.95%, due 6/1/47	100,000	106,486
San Diego Gas & Electric Co. 4.15%, due 5/15/48	210,000	218,816
Sempra Energy 3.80%, due 2/1/38	210,000	203,092
Southern California Edison Co. 4.125%, due 3/1/48	210,000	211,721
Southern Co.
2.95%, due 7/1/23	180,000	182,696
4.40%, due 7/1/46	250,000	263,895
Virginia Electric & Power Co. 4.00%, due 1/15/43	365,000	385,625
Xcel Energy, Inc. 3.30%, due 6/1/25	730,000	753,477

		7,242,085

Environmental Controls 0.1%
Republic Services, Inc. 3.20%, due 3/15/25	255,000	263,485
Waste Management, Inc. 3.15%, due 11/15/27	255,000	263,310

		526,795

Finance—Credit Card 0.1%
Visa, Inc. 4.30%, due 12/14/45	175,000	207,292

Food 0.3%
General Mills, Inc.
3.15%, due 12/15/21	180,000	183,030
4.20%, due 4/17/28	65,000	70,175

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Kraft Heinz Foods Co. 3.00%, due 6/1/26	$555,000	$540,063
Sysco Corp. 3.25%, due 7/15/27	255,000	260,054
Tyson Foods, Inc. 5.10%, due 9/28/48	250,000	282,379

		1,335,701

Forest Products & Paper 0.2%
Fibria Overseas Finance, Ltd. 5.50%, due 1/17/27	405,000	433,962
International Paper Co. 3.80%, due 1/15/26	260,000	271,309

		705,271

Gas 0.1%
NiSource, Inc. 3.49%, due 5/15/27	210,000	217,220

Health Care—Products 0.4%
Abbott Laboratories
3.75%, due 11/30/26	150,000	162,180
4.90%, due 11/30/46	100,000	123,576
Becton Dickinson & Co. 3.70%, due 6/6/27	131,000	136,787
Boston Scientific Corp. 4.70%, due 3/1/49	200,000	229,533
Medtronic, Inc. 4.625%, due 3/15/45	430,000	520,888
Stryker Corp. 3.65%, due 3/7/28	210,000	222,828
Thermo Fisher Scientific, Inc.
2.95%, due 9/19/26	290,000	291,653
3.60%, due 8/15/21	100,000	102,317

		1,789,762

Health Care—Services 0.4%
Aetna, Inc. 6.625%, due 6/15/36	210,000	258,364
Anthem, Inc. 4.375%, due 12/1/47	255,000	272,286
Laboratory Corporation of America Holdings 3.60%, due 2/1/25	255,000	263,743
UnitedHealth Group, Inc.
3.10%, due 3/15/26	500,000	514,953
4.45%, due 12/15/48	250,000	287,881

		1,597,227

Household Products & Wares 0.1%
Clorox Co. 3.90%, due 5/15/28	210,000	226,907

	Principal Amount	Value
Household Products & Wares (continued)
Kimberly-Clark Corp. 2.75%, due 2/15/26	$210,000	$213,849

		440,756

Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	265,000	268,891

Insurance 0.7%
Allstate Corp. 5.35%, due 6/1/33	210,000	261,437
American International Group, Inc. 6.25%, due 5/1/36	350,000	437,035
Berkshire Hathaway Finance Corp. 4.30%, due 5/15/43	355,000	395,979
Chubb INA Holdings, Inc. 3.35%, due 5/3/26	180,000	188,778
Marsh & McLennan Cos., Inc. 2.75%, due 1/30/22	390,000	393,653
Metlife, Inc. 3.00%, due 3/1/25	330,000	340,443
Progressive Corp. 3.75%, due 8/23/21	300,000	309,976
Prudential Financial, Inc.
4.418%, due 3/27/48	125,000	141,345
4.50%, due 11/15/20	330,000	340,079

		2,808,725

Internet 0.3%
Alphabet, Inc. 3.375%, due 2/25/24	300,000	316,875
Amazon.com, Inc. 3.875%, due 8/22/37	810,000	893,123

		1,209,998

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 5.30%, due 9/15/35	260,000	317,178

Machinery—Diversified 0.0%‡
Deere & Co. 3.90%, due 6/9/42	145,000	158,043

Media 1.2%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.908%, due 7/23/25	750,000	814,233
5.75%, due 4/1/48	250,000	276,505
Comcast Corp.
1.625%, due 1/15/22	615,000	607,356
3.40%, due 7/15/46	555,000	532,172
4.15%, due 10/15/28	555,000	611,693

12	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Discovery Communications LLC 3.95%, due 3/20/28	$350,000	$360,309
TWDC Enterprises 18 Corp. 2.35%, due 12/1/22	510,000	513,553
Walt Disney Co. (a)
3.00%, due 9/15/22	615,000	629,881
6.40%, due 12/15/35	410,000	559,058

		4,904,760

Mining 0.3%
Barrick North America Finance LLC 5.70%, due 5/30/41	100,000	119,611
BHP Billiton Finance USA, Ltd. 3.85%, due 9/30/23	430,000	458,485
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	405,000	435,192

		1,013,288

Miscellaneous—Manufacturing 0.4%
3m Co. 4.00%, due 9/14/48	250,000	270,425
Eaton Corp. 4.00%, due 11/2/32	210,000	232,362
General Electric Co. 4.125%, due 10/9/42	555,000	511,177
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, due 5/1/20	375,000	375,201
Parker-Hannifin Corp.
3.50%, due 9/15/22	240,000	247,642
4.20%, due 11/21/34	65,000	71,030

		1,707,837

Multi-National 1.8%
Asian Development Bank 2.75%, due 3/17/23	1,000,000	1,033,760
European Investment Bank
2.25%, due 8/15/22	1,525,000	1,545,291
2.375%, due 5/24/27	570,000	586,738
Inter-American Development Bank 1.75%, due 4/14/22	915,000	913,524
International Bank for Reconstruction & Development
2.00%, due 1/26/22	1,525,000	1,533,105
3.00%, due 9/27/23	1,000,000	1,048,140
Japan Bank for International Cooperation 2.875%, due 6/1/27	576,000	597,460

		7,258,018

Oil & Gas 1.4%
Anadarko Petroleum Corp. 5.55%, due 3/15/26	320,000	359,641

	Principal Amount	Value
Oil & Gas (continued)
BP Capital Markets America, Inc. 3.588%, due 4/14/27	$250,000	$262,409
Canadian Natural Resources, Ltd. 6.25%, due 3/15/38	100,000	123,471
Cenovus Energy, Inc. 5.25%, due 6/15/37	300,000	313,774
Chevron Corp. 3.191%, due 6/24/23	410,000	425,529
ConocoPhillips Co. 5.95%, due 3/15/46	95,000	131,122
Devon Energy Corp. 4.75%, due 5/15/42	210,000	229,962
Enterprise Products Operating LLC 4.80%, due 2/1/49	350,000	388,394
EOG Resources, Inc. 3.90%, due 4/1/35	180,000	189,170
Equinor ASA 5.10%, due 8/17/40	360,000	448,778
Exxon Mobil Corp. 4.114%, due 3/1/46	390,000	448,750
Hess Corp. 7.125%, due 3/15/33	100,000	122,567
Marathon Petroleum Corp. 5.125%, due 3/1/21	1,020,000	1,065,786
Nabors Industries, Inc. 5.00%, due 9/15/20	35,000	35,088
Occidental Petroleum Corp. 3.00%, due 2/15/27	180,000	177,935
Petroleos Mexicanos 6.50%, due 6/2/41	250,000	221,750
Shell International Finance B.V.
2.375%, due 8/21/22	290,000	291,475
3.75%, due 9/12/46	510,000	539,953

		5,775,554

Oil & Gas Services 0.1%
Halliburton Co. 3.80%, due 11/15/25	450,000	471,839

Pharmaceuticals 1.4%
AbbVie, Inc.
3.20%, due 11/6/22	440,000	446,510
3.75%, due 11/14/23	70,000	72,879
4.70%, due 5/14/45	180,000	183,243
Allergan Funding SCS
3.80%, due 3/15/25	200,000	207,555
4.75%, due 3/15/45	100,000	102,718
AstraZeneca PLC 6.45%, due 9/15/37	440,000	601,060
Bristol-Myers Squibb Co. 3.40%, due 7/26/29 (a)	530,000	554,879

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Cigna Corp. (a)
4.125%, due 11/15/25	$225,000	$239,612
4.90%, due 12/15/48	250,000	271,836
Eli Lilly & Co. 3.95%, due 3/15/49	250,000	270,635
Express Scripts Holding Co. 3.90%, due 2/15/22	405,000	418,493
GlaxoSmithKline Capital, Inc. 3.875%, due 5/15/28	255,000	279,110
Johnson & Johnson
3.55%, due 3/1/36	40,000	42,315
4.95%, due 5/15/33	250,000	309,933
Merck & Co., Inc. 3.70%, due 2/10/45	210,000	222,120
Mylan, Inc.
4.20%, due 11/29/23 (c)	50,000	50,230
5.20%, due 4/15/48	65,000	60,021
Novartis Capital Corp. 4.00%, due 11/20/45	260,000	286,387
Pfizer, Inc.
3.00%, due 6/15/23	155,000	159,377
3.20%, due 9/15/23	25,000	25,987
4.00%, due 12/15/36	440,000	479,669
4.10%, due 9/15/38	70,000	77,204
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	150,000	116,250

		5,478,023

Pipelines 1.0%
Enbridge, Inc. 4.50%, due 6/10/44	210,000	222,785
Energy Transfer Operating, L.P. 4.05%, due 3/15/25	830,000	863,986
Enterprise Products Operating LLC 3.70%, due 2/15/26	400,000	423,349
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	255,000	294,057
Kinder Morgan, Inc. 4.30%, due 6/1/25	515,000	550,151
MPLX, L.P. 4.125%, due 3/1/27	255,000	266,923
Phillips 66 Partners, L.P. 4.68%, due 2/15/45	412,000	426,447
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.65%, due 6/1/22	180,000	184,365
TransCanada PipeLines, Ltd.
4.875%, due 1/15/26	260,000	286,957
4.875%, due 5/15/48	100,000	111,722

	Principal Amount	Value
Pipelines (continued)
Williams Cos., Inc. 3.35%, due 8/15/22	$250,000	$254,800

		3,885,542

Real Estate 0.0%‡
Prologis, L.P. 3.75%, due 11/1/25	180,000	192,418

Real Estate Investment Trusts 0.3%
American Tower Corp. 5.00%, due 2/15/24	170,000	187,159
AvalonBay Communities, Inc. 2.90%, due 10/15/26	180,000	182,056
ERP Operating, L.P.
3.25%, due 8/1/27	210,000	217,595
4.625%, due 12/15/21	225,000	236,690
Realty Income Corp. 4.65%, due 3/15/47	125,000	144,856
Simon Property Group, L.P. 4.25%, due 11/30/46	368,000	407,872

		1,376,228

Retail 0.9%
CVS Health Corp.
2.75%, due 12/1/22	330,000	331,077
2.80%, due 7/20/20	300,000	300,767
4.30%, due 3/25/28	210,000	221,440
5.05%, due 3/25/48	405,000	431,373
Home Depot, Inc. 4.25%, due 4/1/46	355,000	400,542
Lowe’s Cos., Inc. 4.05%, due 5/3/47	360,000	357,209
McDonald’s Corp. 3.375%, due 5/26/25	560,000	585,944
Target Corp. 3.50%, due 7/1/24	250,000	265,810
Walmart, Inc.
2.85%, due 7/8/24	225,000	232,459
3.30%, due 4/22/24	65,000	68,333
4.30%, due 4/22/44	300,000	340,844

		3,535,798

Semiconductors 0.5%
Applied Materials, Inc. 5.10%, due 10/1/35	210,000	254,485
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.20%, due 1/15/21	300,000	297,395
3.00%, due 1/15/22	180,000	180,468
Intel Corp. 3.70%, due 7/29/25	510,000	546,815

14	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors (continued)
QUALCOMM, Inc. 4.65%, due 5/20/35	$210,000	$234,493
Texas Instruments, Inc. 2.625%, due 5/15/24	300,000	305,512

		1,819,168

Software 0.7%
Fidelity National Information Services, Inc.
2.25%, due 8/15/21	353,000	352,277
3.50%, due 4/15/23	63,000	65,121
Fiserv, Inc. 4.20%, due 10/1/28	50,000	54,129
Microsoft Corp.
2.40%, due 2/6/22	410,000	414,305
3.30%, due 2/6/27	365,000	387,841
4.25%, due 2/6/47	495,000	583,308
Oracle Corp.
2.95%, due 5/15/25	405,000	416,763
4.00%, due 7/15/46	180,000	192,982
5.375%, due 7/15/40	300,000	380,127

		2,846,853

Sovereign 0.1%
Svensk Exportkredit A.B. 2.375%, due 3/9/22	400,000	405,082

Telecommunications 1.3%
AT&T, Inc.
3.60%, due 7/15/25	260,000	269,681
4.25%, due 3/1/27	750,000	803,838
5.15%, due 11/15/46	620,000	685,563
Cisco Systems, Inc. 2.95%, due 2/28/26	410,000	422,682
Deutsche Telekom International Finance B.V. 8.75%, due 6/15/30	210,000	302,395
Orange S.A. 5.375%, due 7/8/19	410,000	410,193
Telefonica Emisiones SAU 7.045%, due 6/20/36	300,000	392,759
Verizon Communications, Inc.
4.016%, due 12/3/29 (a)	515,000	557,612
5.50%, due 3/16/47	850,000	1,067,227
Vodafone Group PLC 4.375%, due 5/30/28	405,000	437,800

		5,349,750

Transportation 0.7%
Burlington Northern Santa Fe LLC 3.25%, due 6/15/27 (c)	180,000	189,323
Canadian National Railway Co. 6.25%, due 8/1/34	210,000	288,265

	Principal Amount	Value
Transportation (continued)
CSX Corp. 3.70%, due 11/1/23	$615,000	$647,242
FedEx Corp.
2.625%, due 8/1/22	260,000	261,805
3.20%, due 2/1/25	255,000	263,121
Norfolk Southern Corp.
3.942%, due 11/1/47	66,000	68,690
4.80%, due 8/15/43	40,000	44,996
Union Pacific Corp. 2.75%, due 3/1/26	705,000	708,280
United Parcel Service, Inc. 3.40%, due 11/15/46	405,000	386,521

		2,858,243

Total Corporate Bonds (Cost $110,145,673)		115,707,997

Foreign Government Bonds 2.1%
Canada 0.4%
Province of Ontario Canada 2.50%, due 4/27/26	970,000	986,437
Province of Quebec Canada 2.50%, due 4/20/26	650,000	663,484

		1,649,921

Colombia 0.2%
Republic of Colombia 6.125%, due 1/18/41	545,000	674,443

Mexico 0.6%
United Mexican States 4.125%, due 1/21/26	2,380,000	2,493,050

Panama 0.2%
Panama Government International Bond 3.75%, due 3/16/25	750,000	790,508

Peru 0.3%
Peruvian Government International Bond 7.35%, due 7/21/25	920,000	1,174,380

Philippines 0.1%
Philippine Government International Bond 5.00%, due 1/13/37	400,000	499,280

Republic of Korea 0.3%
Korea Development Bank
2.25%, due 5/18/20	500,000	499,956
3.25%, due 2/19/24	850,000	882,068

		1,382,024

Total Foreign Government Bonds (Cost $8,260,606)		8,663,606

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities 1.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.8%
Bank Series 2018-BN14, Class A3 3.966%, due 9/15/60	$800,000	$878,467
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	100,000	104,111
Series 2018-B1, Class A5 3.666%, due 1/15/51 (d)	800,000	856,107
Series 2018-B6, Class A3 3.995%, due 10/10/51	900,000	990,392
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3 3.217%, due 11/10/49 (d)	300,000	309,685
Series 2017-C8, Class A3 3.305%, due 6/15/50	200,000	206,519
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4 3.465%, due 9/15/50	300,000	316,297
Series 2015-GC35, Class A4 3.818%, due 11/10/48	300,000	321,926
CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A5 3.446%, due 9/15/50	300,000	315,070
GS Mortgage Securities Trust
Series 2016-GS3, Class A4 2.85%, due 10/10/49	300,000	305,237
Series 2014-GC22, Class A5 3.862%, due 6/10/47	300,000	319,060
Series 2018-GS9, Class A4 3.992%, due 3/10/51 (d)	800,000	874,396
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A4 2.918%, due 2/15/46	300,000	305,906
Morgan Stanley Capital I Trust Series 2018-H3, Class A4 3.914%, due 7/15/51	500,000	545,792
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4 3.789%, due 9/15/48	300,000	319,921
WFRBS Commercial Mortgage Trust Series 2012-C8, Class A3 3.001%, due 8/15/45	200,000	203,922

Total Mortgage-Backed Securities (Cost $6,810,903)		7,172,808

	Principal Amount	Value
U.S. Government & Federal Agencies 65.8%
Federal Home Loan Bank 0.2%
3.25%, due 11/16/28	$700,000	$760,695

Federal Home Loan Mortgage Corporation 0.3%
1.875%, due 11/17/20	400,000	399,874
2.375%, due 1/13/22	500,000	507,387
2.753%, due 1/30/23	225,000	225,121

		1,132,382

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.4%
2.50%, due 10/1/31	69,751	70,349
2.50%, due 2/1/32	390,018	393,161
2.50%, due 2/1/33	491,042	494,999
2.50%, due 4/1/33	629,186	634,256
2.50%, due 6/1/33	102,973	103,803
2.50%, due 7/1/33	267,473	269,629
3.00%, due 9/1/27	242,749	248,580
3.00%, due 4/1/32	296,056	302,820
3.00%, due 6/1/32	76,878	78,634
3.00%, due 9/1/32	39,706	40,613
3.00%, due 10/1/32	171,253	175,169
3.00%, due 5/1/33	269,977	275,572
3.00%, due 9/1/33	346,189	353,294
3.00%, due 9/1/36	154,395	157,909
3.00%, due 11/1/37	169,909	173,148
3.00%, due 12/1/37	264,847	269,241
3.00%, due 9/1/46	1,235,010	1,252,033
3.00%, due 12/1/46	82,606	83,628
3.00%, due 2/1/47	87,223	88,302
3.00%, due 3/1/47	390,011	394,736
3.00%, due 4/1/47	114,469	115,864
3.00%, due 1/1/48	1,057,748	1,068,036
3.00%, due 2/1/48	679,878	686,490
3.00%, due 3/1/48	578,169	583,792
3.00%, due 4/1/48	688,830	698,344
3.00%, due 6/1/48	877,086	885,617
3.50%, due 12/1/25	58,713	60,633
3.50%, due 5/1/33	264,026	273,848
3.50%, due 9/1/33	86,230	89,180
3.50%, due 2/1/37	227,482	234,824
3.50%, due 1/1/38	267,444	275,748
3.50%, due 6/1/43	235,335	244,479
3.50%, due 9/1/44	225,374	234,832
3.50%, due 8/1/45	510,726	527,087
3.50%, due 8/1/46	718,369	741,135
3.50%, due 8/1/47	89,125	91,814
3.50%, due 9/1/47	202,874	208,808
3.50%, due 11/1/47	371,217	382,743
3.50%, due 12/1/47	891,113	918,809
3.50%, due 1/1/48	89,459	92,118
3.50%, due 3/1/48	1,045,872	1,076,002

16	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
3.50%, due 5/1/48	$371,599	$382,142
3.50%, due 6/1/48	588,516	604,114
3.50%, due 8/1/48	884,882	907,530
3.50%, due 9/1/48	844,428	865,465
3.50%, due 11/1/48	294,781	302,101
3.50%, due 12/1/48	761,368	780,278
4.00%, due 4/1/46	564,816	591,135
4.00%, due 5/1/46	190,070	198,927
4.00%, due 4/1/47	171,596	179,299
4.00%, due 6/1/47	482,615	503,883
4.00%, due 8/1/47	812,166	847,463
4.00%, due 10/1/47	207,439	216,156
4.00%, due 12/1/47	537,388	559,612
4.00%, due 1/1/48	177,458	184,819
4.00%, due 5/1/48	364,515	379,308
4.00%, due 9/1/48	1,546,257	1,600,190
4.00%, due 12/1/48	915,073	946,419
4.50%, due 5/1/38	161,260	169,872
4.50%, due 9/1/46	113,967	120,236
4.50%, due 10/1/46	268,783	283,638
4.50%, due 2/1/47	64,393	67,844
4.50%, due 11/1/47	84,654	89,188
4.50%, due 2/1/48	166,284	174,973
4.50%, due 4/1/48	260,353	273,824
4.50%, due 6/1/48	171,824	179,933
4.50%, due 7/1/48	605,319	633,865
4.50%, due 8/1/48	619,690	651,102
5.00%, due 9/1/38	80,588	87,544
5.00%, due 11/1/41	141,626	153,892
5.00%, due 3/1/47	278,484	295,530
5.00%, due 9/1/48	431,799	457,774
5.00%, due 1/1/49	293,201	310,948
5.50%, due 1/1/29	104,517	111,452
5.50%, due 7/1/38	130,682	141,843

		29,602,378

Federal National Mortgage Association 0.6%
1.875%, due 4/5/22	300,000	300,538
1.875%, due 9/24/26	1,650,000	1,633,183
2.875%, due 10/30/20	650,000	658,253

		2,591,974

Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.3%
2.50%, due 10/1/27	260,591	262,564
2.50%, due 4/1/30	223,913	226,747
2.50%, due 10/1/31	353,753	356,598
2.50%, due 2/1/32	616,104	620,767
2.50%, due 8/1/32	545,491	549,620
2.50%, due 3/1/33	358,138	361,109

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
2.50%, due 6/1/33	$362,235	$364,977
2.50%, due 4/1/46	89,247	88,616
2.50%, due 10/1/46	181,452	180,169
3.00%, due 4/1/25	91,128	92,952
3.00%, due 11/1/31	260,192	265,983
3.00%, due 1/1/32	383,346	391,895
3.00%, due 6/1/32	221,536	226,461
3.00%, due 1/1/33	187,328	191,100
3.00%, due 2/1/33	268,897	274,846
3.00%, due 4/1/33	478,744	488,373
3.00%, due 5/1/33	461,947	471,260
3.00%, due 9/1/33	223,482	227,955
3.00%, due 2/1/37	235,254	240,317
3.00%, due 1/1/38	790,281	803,733
3.00%, due 9/1/42	1,425,696	1,450,258
3.00%, due 12/1/43	1,050,018	1,066,322
3.00%, due 10/1/44	915,652	931,390
3.00%, due 10/1/46	204,389	207,026
3.00%, due 12/1/46	1,889,384	1,913,762
3.00%, due 2/1/47	286,567	290,073
3.00%, due 8/1/47	1,067,808	1,088,807
3.00%, due 10/1/47	919,175	937,250
3.00%, due 11/1/47	245,842	248,991
3.00%, due 6/1/48	189,194	190,930
3.50%, due 7/1/21	36,366	37,537
3.50%, due 3/1/22	72,044	74,364
3.50%, due 5/1/26	63,463	65,506
3.50%, due 11/1/31	71,345	73,893
3.50%, due 5/1/33	141,705	146,457
3.50%, due 6/1/33	354,606	366,487
3.50%, due 7/1/33	172,527	178,304
3.50%, due 9/1/33	272,701	281,778
3.50%, due 5/1/45	1,006,109	1,048,861
3.50%, due 9/1/45	178,119	183,711
3.50%, due 12/1/45	959,352	992,981
3.50%, due 1/1/46	684,201	710,359
3.50%, due 4/1/46	174,224	179,558
3.50%, due 9/1/46	613,328	638,214
3.50%, due 10/1/46	532,805	548,600
3.50%, due 1/1/47	326,956	336,614
3.50%, due 7/1/47	422,166	437,093
3.50%, due 10/1/47	345,120	355,309
3.50%, due 11/1/47	2,602,176	2,679,798
3.50%, due 12/1/47	89,589	92,288
3.50%, due 8/1/48	839,989	861,691
3.50%, due 9/1/48	1,058,432	1,085,318
3.50%, due 2/1/49	2,200,000	2,249,535
4.00%, due 8/1/19	843	875
4.00%, due 5/1/24	108,876	113,043
4.00%, due 11/1/29	244,588	254,395

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 2/1/37	$63,246	$66,103
4.00%, due 8/1/38	719,263	748,361
4.00%, due 8/1/44	306,255	322,488
4.00%, due 2/1/45	390,707	409,015
4.00%, due 9/1/45	74,680	78,110
4.00%, due 5/1/46	381,444	398,965
4.00%, due 9/1/46	293,164	306,581
4.00%, due 2/1/47	64,345	67,296
4.00%, due 4/1/47	38,341	40,036
4.00%, due 5/1/47	582,611	608,254
4.00%, due 6/1/47	891,845	930,921
4.00%, due 10/1/47	96,992	101,304
4.00%, due 11/1/47	89,142	92,793
4.00%, due 12/1/47	256,579	265,798
4.00%, due 1/1/48	1,301,573	1,351,813
4.00%, due 2/1/48	265,095	275,673
4.00%, due 6/1/48	998,623	1,036,823
4.00%, due 7/1/48	2,901,749	3,007,225
4.00%, due 8/1/48	273,780	282,902
4.00%, due 9/1/48	1,210,437	1,254,302
4.00%, due 10/1/48	187,140	193,375
4.00%, due 11/1/48	488,572	505,518
4.00%, due 1/1/49	371,790	384,453
4.50%, due 7/1/46	78,537	82,880
4.50%, due 12/1/46	74,323	78,319
4.50%, due 4/1/47	486,304	512,012
4.50%, due 5/1/47	37,940	39,945
4.50%, due 7/1/47	645,957	680,104
4.50%, due 8/1/47	55,477	58,752
4.50%, due 2/1/48	507,003	533,123
4.50%, due 4/1/48	481,871	504,487
4.50%, due 5/1/48	417,816	439,359
4.50%, due 6/1/48	252,282	263,905
4.50%, due 6/29/48 TBA (e)	1,125,000	1,175,570
4.50%, due 8/1/48	522,562	545,927
4.50%, due 10/1/48	180,219	188,268
5.00%, due 8/1/31	238,248	251,816
5.00%, due 6/1/39	202,445	219,482
5.00%, due 6/1/40	44,838	48,726
5.00%, due 7/1/47	170,678	181,002
5.00%, due 1/1/48	364,485	392,345
5.00%, due 4/1/48	216,380	232,108
5.00%, due 5/1/48	258,325	273,952
5.00%, due 9/1/48	240,859	258,185
5.50%, due 8/1/27	79,720	84,988
5.50%, due 6/1/36	102,367	113,447
5.50%, due 5/1/44	122,200	135,718
5.50%, due 9/1/48	572,799	612,266

		49,638,215

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) 7.8%
2.50%, due 4/20/47	$86,362	$86,867
3.00%, due 6/15/45	68,839	70,317
3.00%, due 10/15/45	31,061	31,727
3.00%, due 11/20/45	937,853	960,105
3.00%, due 8/20/46	361,113	369,678
3.00%, due 9/20/46	189,760	194,376
3.00%, due 10/20/46	1,182,914	1,210,982
3.00%, due 1/20/47	1,326,074	1,357,508
3.00%, due 5/20/47	227,795	233,076
3.00%, due 12/20/47	782,855	801,002
3.00%, due 2/20/48	888,735	909,336
3.00%, due 3/20/48	1,048,821	1,073,133
3.00%, due 5/15/48	182,468	186,384
3.50%, due 11/20/42	307,588	318,143
3.50%, due 9/20/44	500,585	520,115
3.50%, due 3/15/45	46,249	47,809
3.50%, due 4/15/45	65,880	68,103
3.50%, due 7/20/45	1,351,486	1,400,402
3.50%, due 11/20/45	612,738	635,043
3.50%, due 7/20/46	71,041	73,522
3.50%, due 10/20/46	70,992	73,471
3.50%, due 11/20/46	878,161	908,823
3.50%, due 1/20/47	1,022,063	1,057,645
3.50%, due 5/20/47	867,915	897,775
3.50%, due 9/20/47	933,753	965,393
3.50%, due 10/20/47	1,658,318	1,714,331
3.50%, due 12/20/47	815,120	842,530
3.50%, due 5/15/48	152,884	158,043
3.50%, due 7/20/48	461,065	476,481
3.50%, due 9/20/48	554,138	572,666
3.50%, due 10/20/48	575,918	595,174
4.00%, due 9/29/40 TBA (e)	500,000	521,321
4.00%, due 8/15/46	121,034	127,353
4.00%, due 12/20/46	58,870	61,620
4.00%, due 1/20/47	487,472	508,918
4.00%, due 2/20/47	131,066	136,808
4.00%, due 3/20/47	104,097	108,875
4.00%, due 4/20/47	229,507	239,760
4.00%, due 5/20/47	194,259	202,658
4.00%, due 7/20/47	78,768	82,188
4.00%, due 11/15/47	196,832	205,336
4.00%, due 11/20/47	965,555	1,006,348
4.00%, due 12/20/47	218,811	227,958
4.00%, due 4/20/48	1,050,170	1,091,622
4.00%, due 5/20/48	443,013	460,128
4.00%, due 6/20/48	178,517	185,326
4.00%, due 8/20/48	1,176,675	1,220,558
4.00%, due 9/20/48	638,745	662,136
4.00%, due 3/20/49	198,322	205,707
4.50%, due 8/15/46	72,589	76,931

18	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 8/20/46	$174,490	$184,172
4.50%, due 2/15/47	36,392	38,605
4.50%, due 4/15/47	65,568	70,638
4.50%, due 4/20/47	198,673	208,692
4.50%, due 8/15/47	883,967	943,960
4.50%, due 11/20/47	208,328	218,637
4.50%, due 1/20/48	530,755	556,795
4.50%, due 3/20/48	236,889	248,268
4.50%, due 5/20/48	242,641	252,969
4.50%, due 6/20/48	421,805	441,143
4.50%, due 8/20/48	768,782	803,129
5.00%, due 8/20/45	182,543	196,041
5.00%, due 11/20/46	113,751	124,995
5.00%, due 4/15/47	77,629	82,405
5.00%, due 11/20/47	163,259	173,906
5.00%, due 12/15/47	134,445	141,089
5.00%, due 3/20/48	139,191	147,049
5.00%, due 6/20/48	321,594	336,411

		31,310,415

United States Treasury Bonds 8.0%
2.75%, due 8/15/47	1,035,000	1,080,200
2.75%, due 11/15/47	300,000	313,137
2.875%, due 5/15/43	1,950,000	2,085,586
2.875%, due 11/15/46	140,000	149,827
3.00%, due 2/15/47	815,000	893,794
3.00%, due 5/15/47	1,175,000	1,286,855
3.00%, due 2/15/48	5,950,000	6,518,271
3.00%, due 8/15/48	2,790,000	3,059,845
3.00%, due 2/15/49	1,775,000	1,949,449
3.125%, due 5/15/48	7,900,000	8,864,664
3.375%, due 11/15/48	2,000,000	2,354,297
3.625%, due 2/15/44	150,000	181,254
4.50%, due 2/15/36	1,900,000	2,506,887
4.625%, due 2/15/40	750,000	1,029,756

		32,273,822

United States Treasury Notes 29.2%
1.375%, due 9/30/19	6,000,000	5,987,578
1.375%, due 9/15/20	775,000	770,308
1.50%, due 6/15/20	1,225,000	1,219,593
1.50%, due 7/15/20	460,000	457,880
1.50%, due 8/15/20	325,000	323,502
1.625%, due 10/15/20	2,450,000	2,442,152
1.625%, due 8/31/22	700,000	697,758
1.75%, due 11/15/20	3,950,000	3,944,137
1.75%, due 5/31/22	600,000	600,398
1.75%, due 6/15/22	1,800,000	1,802,531
1.75%, due 6/30/22	925,000	926,156
1.875%, due 12/15/20	3,375,000	3,376,582

	Principal Amount	Value
United States Treasury Notes (continued)
1.875%, due 9/30/22	$950,000	$954,676
1.875%, due 8/31/24	325,000	326,625
2.00%, due 10/31/22	900,000	907,875
2.00%, due 4/30/24	5,885,000	5,949,137
2.00%, due 5/31/24	2,800,000	2,832,922
2.125%, due 5/31/21	9,000,000	9,061,172
2.125%, due 7/31/24	150,000	152,555
2.125%, due 5/31/26	925,000	940,465
2.25%, due 2/15/21	1,525,000	1,535,365
2.375%, due 3/15/21	150,000	151,447
2.375%, due 4/15/21	2,000,000	2,020,313
2.375%, due 4/30/26	200,000	206,531
2.375%, due 5/15/29 (c)	2,025,000	2,092,632
2.50%, due 6/30/20	7,925,000	7,966,482
2.50%, due 2/15/22	350,000	356,877
2.50%, due 3/31/23	100,000	102,789
2.625%, due 7/31/20	55,000	55,404
2.625%, due 8/31/20	1,350,000	1,361,074
2.625%, due 5/15/21	2,150,000	2,183,174
2.625%, due 6/15/21	925,000	940,429
2.625%, due 7/15/21	4,965,000	5,050,918
2.625%, due 6/30/23	1,900,000	1,965,238
2.625%, due 12/31/23	150,000	155,648
2.625%, due 2/15/29	975,000	1,028,168
2.75%, due 9/30/20	3,775,000	3,814,520
2.75%, due 8/15/21	3,700,000	3,776,457
2.75%, due 9/15/21	1,000,000	1,022,188
2.75%, due 4/30/23	5,425,000	5,628,437
2.75%, due 5/31/23	1,700,000	1,765,012
2.75%, due 7/31/23	4,675,000	4,860,174
2.75%, due 8/31/23	4,000,000	4,161,562
2.75%, due 6/30/25	275,000	289,405
2.75%, due 2/15/28	2,400,000	2,551,875
2.875%, due 10/31/20	5,700,000	5,774,145
2.875%, due 11/15/21	375,000	384,873
2.875%, due 9/30/23	2,875,000	3,007,632
2.875%, due 10/31/23	5,300,000	5,548,645
2.875%, due 11/30/23	600,000	628,734
2.875%, due 4/30/25	950,000	1,005,441
2.875%, due 5/31/25	300,000	317,660
2.875%, due 7/31/25	1,425,000	1,510,389
2.875%, due 8/15/28	600,000	644,766
3.125%, due 11/15/28	150,000	164,525

		117,702,931

Total U.S. Government & Federal Agencies (Cost $256,876,068)		265,012,812

Total Long-Term Bonds (Cost $384,306,578)		398,795,491

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investments 1.4%
Repurchase Agreement 0.4%
RBC Capital Markets 2.46%, dated 6/28/19 due 7/1/19 Proceeds at Maturity $1,471,302 (Collateralized by a United States Treasury Note with a rate of 1.25%% and a maturity date between 3/31/21 , with a Principal Amount of $1,510,700 and a Market Value of $1,500,809)	$1,471,000	$1,471,000

Total Repurchase Agreement (Cost $1,471,000)		1,471,000

U.S. Government & Federal Agencies 0.7%
Federal Home Loan Bank Discount Notes 2.028%, due 7/1/19 (f)(g)	3,000,000	3,000,000

Total U.S. Government & Federal Agencies (Cost $3,000,000)		3,000,000

	Shares
Unaffiliated Investment Company 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (g)(h)	1,282,790	1,282,790

Total Unaffiliated Investment Company (Cost $1,282,790)		1,282,790

Total Short-Term Investments (Cost $5,753,790)		5,753,790

Total Investments (Cost $390,060,368)	100.4%	404,549,281
Other Assets, Less Liabilities	(0.4)	(1,508,585)
Net Assets	100.0%	$403,040,696
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2019.

(c)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $1,257,411 and the Portfolio received cash collateral with a value of $1,282,790 (See Note 2(J)).

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(e)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2019, the total net market value of these securities was $1,696,891, which represented 0.4% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(f)	Interest rate shown represents yield to maturity.

(g)	Current yield as of June 30, 2019.

(h)	Represents security purchased with cash collateral received for securities on loan.

20	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
5-Year United States Treasury Note	120	September 2019	$14,016,482	$14,178,750	$162,268
10-Year United States Treasury Note	60	September 2019	7,533,856	7,678,125	144,269
10-Year United States Treasury Ultra Note	55	September 2019	7,419,082	7,596,875	177,793

Total Long Contracts					484,330

Short Contracts
2-Year United States Treasury Note	(17)	September 2019	(3,645,761)	(3,658,055)	(12,294)
United States Treasury Long Bond	(4)	September 2019	(603,930)	(622,375)	(18,445)
United States Treasury Ultra Bond	(18)	September 2019	(3,084,516)	(3,196,125)	(111,609)

Total Short Contracts					(142,348)

Net Unrealized Appreciation (or Depreciation)					$341,982

1.	As of June 30, 2019, cash in the amount of $158,728 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2019.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,238,268	$—	$2,238,268
Corporate Bonds	—	115,707,997	—	115,707,997
Foreign Government Bonds	—	8,663,606	—	8,663,606
Mortgage-Backed Securities	—	7,172,808	—	7,172,808
U.S. Government & Federal Agencies	—	265,012,812	—	265,012,812

Total Long-Term Bonds	—	398,795,491	—	398,795,491

Short-Term Investments
Repurchase Agreements	—	1,471,000	—	1,471,000
U.S. Government & Federal Agencies	—	3,000,000	—	3,000,000
Unaffiliated Investment Company	1,282,790	—	—	1,282,790

Total Short-Term Investments	1,282,790	4,471,000	—	5,753,790

Total Investments in Securities	1,282,790	403,266,491	—	404,549,281

Other Financial Instruments
Futures Contracts (b)	484,330	—	—	484,330

Total Investments in Securities and Other Financial Instruments	$1,767,120	$403,266,491	$—	$405,033,611

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(142,348)	$—	$—	$(142,348)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $390,060,368) including securities on loan of $1,257,411	$404,549,281
Cash collateral on deposit at broker for futures contracts	158,728
Cash	221
Receivables:
Investment securities sold	3,807,136
Interest	2,477,547
Portfolio shares sold	297,765
Variation margin on futures contracts	8,998
Securities lending	886
Other assets	1,983

Total assets	411,302,545

Liabilities
Cash collateral received for securities on loan	1,282,790
Payables:
Investment securities purchased	6,461,102
Portfolio shares redeemed	352,372
Manager (See Note 3)	82,372
Professional fees	36,482
Custodian	24,952
NYLIFE Distributors (See Note 3)	14,996
Shareholder communication	4,418
Trustees	557
Accrued expenses	1,808

Total liabilities	8,261,849

Net assets	$403,040,696

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,816
Additional paid-in capital	383,404,827

383,443,643
Total distributable earnings (loss)	19,597,053

Net assets	$403,040,696

Initial Class
Net assets applicable to outstanding shares	$325,690,173

Shares of beneficial interest outstanding	31,344,119

Net asset value per share outstanding	$10.39

Service Class
Net assets applicable to outstanding shares	$77,350,523

Shares of beneficial interest outstanding	7,471,387

Net asset value per share outstanding	$10.35

22	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,176,872
Securities lending	4,636
Other	776

Total income	6,182,284

Expenses
Manager (See Note 3)	492,165
Distribution/Service—Service Class (See Note 3)	68,007
Professional fees	40,271
Custodian	26,636
Shareholder communication	8,883
Trustees	5,010
Miscellaneous	8,014

Total expenses	648,986

Net investment income (loss)	5,533,298

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	1,062,662
Futures transactions	401,772

Net realized gain (loss) on investments and futures transactions	1,464,434

Net change in unrealized appreciation (depreciation) on:
Investments	15,903,868
Futures contracts	222,011

Net change in unrealized appreciation (depreciation) on investments and futures contracts	16,125,879

Net realized and unrealized gain (loss) on investments and futures transactions	17,590,313

Net increase (decrease) in net assets resulting from operations	$23,123,611

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,533,298	$6,692,786
Net realized gain (loss) on investments and futures contracts	1,464,434	(2,096,233)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	16,125,879	(1,374,360)

Net increase (decrease) in net assets resulting from operations	23,123,611	3,222,193

Distributions to shareholders:
Initial Class	—	(6,178,249)
Service Class	—	(573,525)

Total distributions to shareholders	—	(6,751,774)

Capital share transactions:
Net proceeds from sale of shares	43,722,290	372,695,629
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	6,751,774
Cost of shares redeemed	(62,909,946)	(120,996,629)

Increase (decrease) in net assets derived from capital share transactions	(19,187,656)	258,450,774

Net increase (decrease) in net assets	3,935,955	254,921,193

Net Assets
Beginning of period	399,104,741	144,183,548

End of period	$403,040,696	$399,104,741

24	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Initial Class	Six months ended June 30, 2019*		Year ended December 31, 2018	May 1, 2017** through December 31, 2017

Net asset value at beginning of period	$9.80		$10.04	$10.00

Net investment income (loss) (a)	0.14		0.26	0.13

Net realized and unrealized gain (loss) on investments	0.45		(0.33)	0.01

Total from investment operations	0.59		(0.07)	0.14

Less dividends and distributions:

From net investment income	—		(0.17)	(0.10)

From net realized gain on investments	—		—	(0.00	)‡

Total dividends and distributions	—		(0.17)	(0.10)

Net asset value at end of period	$10.39		$9.80	$10.04

Total investment return (b)	6.02	%(c)	(0.67%)	1.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.85	%††	2.67%	1.92	%††

Net expenses (d)	0.30	%††	0.31%	0.37	%††

Portfolio turnover rate (e)	29%		143%	104	%(f)

Net assets at end of period (in 000’s)	$325,690		$362,545	$140,759

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)

The portfolio turnover rate not including mortgage dollar rolls were 24%, 104% and 59% for the six months ended June 30, 2019 and for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.

(f)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

Service Class	Six months ended June 30, 2019*		Year ended December 31, 2018	May 1, 2017** through December 31, 2017

Net asset value at beginning of period	$9.78		$10.03	$10.00

Net investment income (loss) (a)	0.13		0.24	0.12

Net realized and unrealized gain (loss) on investments	0.44		(0.33)	0.00	‡

Total from investment operations	0.57		(0.09)	0.12

Less dividends and distributions:

From net investment income	—		(0.16)	(0.09)

From net realized gain on investments	—		—	(0.00	)‡

Total dividends and distributions	—		(0.16)	(0.09)

Net asset value at end of period	$10.35		$9.78	$10.03

Total investment return (b)	5.83	%(c)	(0.92%)	1.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.58	%††	2.48%	1.70	%††

Net expenses (d)	0.55	%††	0.56%	0.62	%††

Portfolio turnover rate (e)	29%		143%	104	%(f)

Net assets at end of period (in 000’s)	$77,351		$36,560	$3,424

*	Unaudited.
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)

The portfolio turnover rate not including mortgage dollar rolls were 24%, 104% and 59% for the six months ended June 30, 2019 and for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.

(f)	Portfolio turnover rate is not annualized.

26	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2017. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s primary benchmark index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

27

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

28	MainStay VP Indexed Bond Portfolio

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of

29

Notes to Financial Statements (Unaudited) (continued)

default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, repurchase agreements are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $1,257,411 and received cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $1,282,790.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

30	MainStay VP Indexed Bond Portfolio

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$484,330	$484,330

Total Fair Value		$484,330	$484,330

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(142,348)	$(142,348)

Total Fair Value		$(142,348)	$(142,348)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$401,772	$401,772

Total Realized Gain (Loss)		$401,772	$401,772

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$222,011	$222,011

Total Change in Unrealized Appreciation (Depreciation)		$222,011	$222,011

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$23,598,521	$23,598,521
Futures Contracts Short	$(5,810,932)	$(5,810,932)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and

31

Notes to Financial Statements (Unaudited) (continued)

accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors LLC, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Portfolio pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Initial Class, 0.375%; and Service Class, 0.625%. This agreement expires on May 1, 2020, and may only be amended or terminated prior to that date by action of the Board.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $492,165, and paid the Subadvisor in the amount of $246,083.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$390,317,378	$14,657,286	$(425,383)	$14,231,903

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$6,751,774	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the

32	MainStay VP Indexed Bond Portfolio

six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of U.S. government securities were $94,948 and $103,232, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $19,183 and $21,254, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	259,549	$2,638,364
Shares redeemed	(5,902,067)	(59,259,857)

Net increase (decrease)	(5,642,518)	$(56,621,493)

Year ended December 31, 2018:
Shares sold	34,397,047	$337,614,813
Shares issued to shareholders in reinvestment of dividends and distributions	631,924	6,178,249
Shares redeemed	(12,061,248)	(118,666,105)

Net increase (decrease)	22,967,723	$225,126,957

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	4,099,328	$41,083,926
Shares redeemed	(366,805)	(3,650,089)

Net increase (decrease)	3,732,523	$37,433,837

Year ended December 31, 2018:
Shares sold	3,576,641	$35,080,816
Shares issued to shareholders in reinvestment of dividends and distributions	58,798	573,525
Shares redeemed	(237,940)	(2,330,524)

Net increase (decrease)	3,397,499	$33,323,817

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

34	MainStay VP Indexed Bond Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781627	MSVPIN10-08/19 (NYLIAC) NI555

MainStay VP Janus Henderson Balanced Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors. current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	12.99%	10.02%	7.93%	9.49%	0.58%
Service Class Shares	2/17/2012	12.85	9.74	7.66	9.22	0.83

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

S&P 500® Index[3]	18.54%	10.42%	10.71%	13.38%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	6.11	7.87	2.95	2.75
Janus Balanced Composite Index[5]	13.01	9.75	7.36	8.66
Morningstar Allocation—50% to 70% Equity Category Average[6]	12.21	5.73	5.04	6.90

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg Barclays U.S. Aggregate Bond Index (45% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,129.90	$3.06	$1,021.92	$2.91	0.58%

Service Class Shares	$1,000.00	$1,128.50	$4.38	$1,020.68	$4.16	0.83%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–6.00%, due 2/1/37–2/1/57

2.	United States Treasury Notes, 2.00%–3.125%, due 4/30/20–5/15/29

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%–6.00%, due 5/1/38–1/1/49

4.	Microsoft Corp.

5.	United States Treasury Bonds, 2.25%–3.375%, due 8/15/46–5/15/49
6.	Mastercard, Inc.

7.	Boeing Co

8.	Alphabet, Inc., Class C

9.	McDonald’s Corp.

10.	Apple, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA, Mayur Saigal and Darrell Watters of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP Janus Henderson Balanced Portfolio returned 12.99% for Initial Class shares and 12.85% for Service Class shares. Over the same period, both share classes underperformed the 18.54% return of the S&P 500® Index, which is the Portfolio’s primary benchmark, and outperformed the 6.11% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is a secondary benchmark of the Portfolio. For the six months ended June 30, 2019, both share classes underperformed the 13.01% return of the Janus Balanced Composite Index, which is an additional benchmark of the Portfolio, and outperformed the 12.21% return of the Morningstar Allocation—50% to 70% Equity Category Average.1

What factors affected the Portfolio’s relative performance during the reporting period?

Equities outperformed fixed-income securities during the reporting period. The equity portion of the Portfolio modestly underperformed its benchmark, the S&P 500® Index. Security selection in the health care, industrials and consumer staples sectors detracted from relative results. Security selection in the financials and information technology sectors aided relative results. Positioning in the energy sector also contributed positively to relative performance. (Contributions take weightings and total returns into account.)

The security selection issues mentioned above also undermined the Portfolio performance relative to the Janus Balanced Composite Index, which is a blended benchmark of the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). However, the Portfolio’s overweight exposure to equity securities compared to the Janus Balanced Composite Index contributed positively to relative performance. During the reporting period, 59% of the equity portion of the Portfolio was invested in stocks on average (based on month-end data), and the equity weighting as of June 30, 2019 stood at approximately 60%. The Portfolio’s equity allocation may vary based on market conditions. The Portfolio’s equity allocation during the reporting period reflected our belief that equities offered greater risk-adjusted opportunities than fixed-income securities throughout the reporting period.

The fixed-income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio’s Treasury positioning was a strong contributor to relative results as a bias to long-dated Treasury bonds performed well during the second half of the reporting period. As spreads2 tightened, an allocation to investment-grade corporate credit and an out-of-index allocation to high-yield bonds further benefited relative performance. A small balance in cash and exposure to floating-rate securities, including commercial mortgage obligations and asset-backed securities, detracted from the Portfolio’s relative performance.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?

In the equity portion of the Portfolio, strong stock selection and overweight positioning made the information technology sector the top contributor to the Portfolio’s performance relative to the S&P 500® Index. Stock selection made financials the second-strongest contributing sector. Stock selection and underweight exposure to energy made it the third-strongest contributing sector.

Stock selection detracted from performance in the health care sector, making it the weakest contributor to the relative returns of the equity portion of the Portfolio. Stock selection and overweight exposure to the consumer staples sector made it the second weakest contributor. The industrials sector also detracted from relative performance, largely because of stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

In the equity portion of the Portfolio, multinational technology company Microsoft was the strongest positive contributor to absolute performance. The company’s Azure cloud platform and subscription-based Office 365 suite continued to grow, and the demand outlook for these products remained robust.

Multinational financial services corporation Mastercard was another strong positive contributor to the absolute performance of the equity portion of the Portfolio. Mastercard grew faster than its competition and benefited from smart acquisitions and its fixed-cost business model, which resulted in high incremental margins. It also benefited along with other payments companies as credit cards and electronic payments grew in popularity among consumers and businesses globally.

Membership-only warehouse club Costco also provided a strong positive contribution to the absolute performance of the equity portion of the Portfolio. Costco continued to grow its grocery business and expand its organics line. In our opinion, the

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP Janus Henderson Balanced Portfolio

retailer is well positioned from a competitive standpoint to take market share.

Biopharmaceuticals company AbbVie was the weakest contributor to absolute performance of the equity portion of the Portfolio during the reporting period, and its stock produced negative returns. Early in the reporting period, the company reported declining non-U.S. sales for its blockbuster rheumatoid arthritis drug, Humira, which now faces biosimilar competition in Europe. Further weighing on the name were uncertainties pertaining to changes to the management team and concern about whether the company’s pipeline could help replace some of the lost Humira sales. In the latter half of the reporting period, political rhetoric around pharmaceutical drug prices and Democratic candidate proposals of health care for all pressured health care names across the board. We trimmed the Portfolio’s position in AbbVie during the reporting period, and we are re-evaluating the Portfolio’s overall health care exposure amid the sector’s recent uncertainties.

Supermarket chain Kroger was another weak contributor to absolute performance during the reporting period, and its stock generated negative returns. The company’s three-year “Restock Kroger” plan, designed to improve shareholder value, got off to a slower-than-expected start. Doubts about the eventual costs of Kroger’s investments in its omnichannel shopping initiatives and in-store grocery pickup also raised concerns over the company’s ability to meet its operating targets and return value to shareholders. Given these factors, along with heightened competition from Amazon and Walmart in the grocer arena, we trimmed the Portfolio’s exposure to Kroger during the reporting period and continue to review our position.

Pharmaceutical company Bristol-Myers Squibb was also a weak contributor to absolute performance, and its stock generated negative returns. During the reporting period, the company announced it would acquire Celgene for $74 billion. Investors became concerned about the premium Bristol-Myers Squibb was paying for Celgene given the product-related challenges the latter faced. We added to the Portfolio’s position in the belief that the deal should help expand Bristol-Myers’ pipeline and create cost synergies.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio initiated a position in media and entertainment company The Walt Disney Company during the reporting period. The company launched Disney+, a direct-to-consumer app and streaming service, which was unveiled with stronger content at a more attractive price point than investors were anticipating. Disney also continued to benefit from reinvestment into its parks, both in and outside the United States, and Disney Studios announced a strong movie lineup for the coming year. We appreciate the company’s solid core business and, looking ahead, believe Disney+ may present a sizable revenue opportunity.

During the reporting period, the equity portion of the Portfolio also initiated a position in online retailer Amazon.com. In addition to its diverse product offering, Amazon offers personalized shopping services, web-based credit card payment and direct shipping to customers. We believe the company’s competitive advantages of a low-overhead cost structure—allowing for an aggressive pricing structure and faster shipping—should continue to cause consumers to shift an increasing amount of their general merchandise spending toward Amazon. Given that more than 90% of retail sales are still sold offline, we believe Amazon has significant opportunities ahead, particularly as they expand into new business lines and geographies.

During the reporting period, the equity portion of the Portfolio sold its position in pharmaceutical company Allergan. The company had struggled to divest its low-return assets, negatively affecting management’s credibility. Political rhetoric around pharmaceutical drug prices and Democratic candidate proposals of health care for all further pressured the stock, leading us to exit the position.

The equity portion of the Portfolio also sold its position in energy exploration and production company Anadarko. The stock rose sharply when Chevron bid for the company early in the reporting period, and again when Occidental Petroleum started a bidding war. We exited the position after realizing these gains.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio increased its exposure to real estate, information technology and communication services. Over the same period, the equity portion of the Portfolio decreased its exposure to health care, consumer staples and materials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the most substantially overweight sector relative to the S&P 500® Index in the equity portion of the Portfolio was industrials, followed by information technology. As of the same date, the most substantially underweight sector relative to the Index in the equity portion of the Portfolio was energy, followed by health care. As of June 30, 2019, the equity portion of the Portfolio did not hold any utilities stocks.

9

What was the duration3 strategy of the fixed-income portion of the Portfolio during the reporting period?

As of June 30, 2019, the duration of the fixed-income portion of the Portfolio was 6.38 years, as compared with 5.69 years for the Bloomberg Barclays U.S. Aggregate Bond Index. We increased duration during the second half of the reporting period, largely by shifting into longer-dated Treasury securities. This helped to balance the risk from the increases made to the Portfolio’s corporate credit allocation. We expect lower Treasury yields and a relatively flat yield curve4 as U.S. yields remain attractive versus their global peers.

Overall, duration positioning was a modest positive contributor to the performance of the fixed-income portion of the Portfolio relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio’s increased duration was largely driven by a bias to longer-dated Treasury bonds, which helped the fixed-income portion of the Portfolio to outperform the Index during the rally in rates.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Citing global economic uncertainties, the U.S. Federal Reserve (the “Fed”) pivoted during the reporting period to a more accommodative stance toward interest rates. The tailwind we expected from the Fed’s dovish shift and its subsequent pledge to “act as appropriate” to sustain the economic expansion led us to increase the U.S.-based corporate credit allocation of the fixed-income portion of the Portfolio. Our expectation for limited net new issuance coupled with strong demand amid investors’ search for yield also contributed to our decision to raise the Portfolio’s corporate credit allocation off a multi-year low. While we added selectively to what we believed were higher-quality business models in high-yield securities, the increase was primarily in the investment-grade sector. We trimmed the Portfolio’s Treasury exposure during the reporting period but increased longer-dated Treasury exposure to extend duration and help to balance the risk from our corporate credit allocation. We also reduced the Portfolio’s exposure to floating-rate securities, including positions in certain asset-backed securities, commercial mortgage-backed securities and bank loans, because we believed that the Fed’s next move would likely be a rate cut.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the bias maintained by the fixed-income portion of the Portfolio toward longer-dated Treasuries contributed positively to performance as rates rallied. Security selection in investment-grade corporates, the strongest-performing benchmark sector, also bolstered the relative results of the fixed-income portion of the Portfolio. An out-of-index allocation to high-yield corporate bonds contributed additionally to relative performance during the spread-tightening environment.

A modest cash balance detracted from relative performance of the fixed-income portion of the Portfolio as “risk-on” sentiment rose during the reporting period. Allocations to front-end and floating-rate collateralized mortgage obligations, asset-backed securities and collateralized loan obligations also detracted from relative performance, largely due to their lack of duration.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio added materially to its holdings in the food and beverage sector. Specifically, we established positions in The Kraft Heinz Company, Anheuser-Busch, Mars, Keurig Dr Pepper and JBS USA. We maintained an overall positive view of the food and beverage sector on a combination of valuations (which we felt reasonably reflected the challenges posed from a generational shift in consumer habits), improving fundamentals (as the worst of the consolidation activity was likely behind us) and the fact that the majority of companies in the sector were looking to reduce debt levels. Further, we believe that in the event of an economic downturn, the steady cash flow of these consumer staples is not likely to be affected.

As we sought to maintain diversification within the fixed-income portion of the Portfolio, we looked for attractively valued asset-backed (ABS) securities tied to the strength of the consumer and established a position in Jack in the Box. Jack in the Box is the fifth-largest quick service restaurant player in the United States, and the fixed-income portion of the Portfolio participated in its inaugural ABS securitization, which we felt came at an attractive valuation. With the sale of the company’s Qdoba business in the rear-view mirror, Jack in the Box management claims the chain is on a strategic path to growth.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay VP Janus Henderson Balanced Portfolio

Regarding significant sales, as mentioned earlier, the fixed-income portion of the Portfolio reduced its exposure to floating-rate bank loans, asset-backed securities and commercial mortgage-backed securities throughout the reporting period as it became apparent to us that that the end of the Fed’s rate-hiking cycle was approaching.

During the reporting period, how did sector (or industry) weightings change in the fixed-income portion of the Portfolio?

In terms of industry areas, the fixed-income portion of the Portfolio increased its exposure to banking and food and beverage during the reporting period. The fixed-income portion of the Portfolio decreased its exposure to health insurance and brokerage, asset managers and exchanges during the same period.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the fixed-income portion of the Portfolio held underweight exposure to Treasury securities, U.S. mortgage-backed securities and commercial mortgage-backed securities relative to the Bloomberg Barclays U.S. Aggregate Bond Index. As of the same date, the fixed-income portion of the Portfolio held overweight exposure to corporate credit and asset-backed securities. As of June 30, 2019, the fixed-income portion of the Portfolio held out-of-index positions in high-yield corporate credit, collateralized mortgage obligations and cash. The fixed-income portion of the Portfolio ended the period with no exposure to government-related securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 39.6%† Asset-Backed Securities 1.0%
Automobile Asset-Backed Securities 0.5%
Credit Acceptance Auto Loan Series 2018-2A, Class B 3.94%, due 7/15/27 (a)	$387,000	$398,495
Drive Auto Receivables Trust
Series 2019-1, Class D 4.09%, due 6/15/26	175,000	181,107
Series 2017-AA, Class D 4.16%, due 5/15/24 (a)	415,000	422,130
Series 2017-1, Class E 5.17%, due 9/16/24	1,590,000	1,652,207
Series 2017-2, Class E 5.27%, due 11/15/24	1,400,000	1,455,273
OneMain Direct Auto Receivables Trust (a)
Series 2018-1A, Class C 3.85%, due 10/14/25	181,000	185,117
Series 2018-1A, Class D 4.40%, due 1/14/28	180,000	185,546
Santander Drive Auto Receivables Trust Series 2016-3, Class E 4.29%, due 2/15/24	1,868,000	1,903,268

		6,383,143

Other Asset-Backed Securities 0.5%
Applebee’s Funding LLC / IHOP Funding LLC (a)
Series 2019-1A, Class A2I 4.194%, due 6/7/49	798,000	806,399
Series 2019-1A, Class A2II 4.723%, due 6/7/49	358,000	362,851
DB Master Finance LLC (a)
Series 2019-1A, Class A2I 3.787%, due 5/20/49	468,000	477,978
Series 2019-1A, Class A2II 4.021%, due 5/20/49	189,000	194,538
Series 2019-1A, Class A23 4.352%, due 5/20/49	374,000	386,649
Domino’s Pizza Master Issuer LLC (a)
Series 2017-1A, Class A2II 3.082%, due 7/25/47	159,165	159,405
Series 2018-1A, Class A2I 4.116%, due 7/25/48	216,810	223,273
Jack In The Box Funding LLC
3.982%, due 8/25/49	991,000	909,436
4.476%, due 8/25/49	991,000	885,822
4.97%, due 8/25/49	991,000	883,113

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, due 3/15/48 (a)	$299,440	$301,159

		5,590,623

Total Asset-Backed Securities (Cost $12,116,930)		11,973,766

Corporate Bonds 18.2%
Aerospace & Defense 0.2%
Boeing Co.
2.25%, due 6/15/26	144,000	140,223
3.20%, due 3/1/29	1,030,000	1,066,470
3.25%, due 3/1/28	178,000	184,653
3.60%, due 5/1/34	1,195,000	1,246,028

		2,637,374

Auto Manufacturers 0.5%
Ford Motor Credit Co. LLC
3.815%, due 11/2/27 (b)	1,066,000	1,019,147
4.389%, due 1/8/26	1,500,000	1,507,811
5.113%, due 5/3/29	1,243,000	1,269,424
General Motors Co. 5.00%, due 10/1/28	949,000	996,667
General Motors Financial Co., Inc.
4.30%, due 7/13/25	223,000	229,856
4.35%, due 4/9/25	726,000	748,931
4.35%, due 1/17/27	437,000	445,142

		6,216,978

Banks 2.6%
Bank of America Corp. (c)
3.705%, due 4/24/28	3,883,000	4,079,876
3.97%, due 3/5/29	949,000	1,014,301
3.974%, due 2/7/30	1,292,000	1,384,897
Bank of Montreal 3.30%, due 2/5/24	1,275,000	1,322,475
Citigroup, Inc. 3.887%, due 1/10/28 (c)	4,770,000	5,046,503
Citizens Financial Group, Inc.
3.75%, due 7/1/24	264,000	268,223
4.30%, due 12/3/25	684,000	723,699
4.35%, due 8/1/25	203,000	213,091
First Republic Bank 4.625%, due 2/13/47	594,000	639,433
Goldman Sachs Capital I 6.345%, due 2/15/34	1,744,000	2,192,260
JPMorgan Chase & Co. (c)
3.702%, due 5/6/30	1,224,000	1,290,549
3.782%, due 2/1/28	1,422,000	1,507,477
3.96%, due 1/29/27	2,044,000	2,186,462
4.452%, due 12/5/29	3,823,000	4,262,789

12	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Morgan Stanley
3.95%, due 4/23/27	$1,909,000	$1,996,764
4.35%, due 9/8/26	1,128,000	1,209,584
4.431%, due 1/23/30 (c)	2,171,000	2,401,690

		31,740,073

Beverages 0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, due 1/23/25	2,345,000	2,540,159
4.75%, due 1/23/29	1,116,000	1,266,890
Keurig Dr Pepper, Inc.
4.597%, due 5/25/28	1,145,000	1,253,542
5.085%, due 5/25/48	459,000	511,064

		5,571,655

Building Materials 0.0%‡
Masonite International Corp. 5.625%, due 3/15/23 (a)	271,000	279,130

Chemicals 0.2%
CF Industries, Inc. 4.50%, due 12/1/26 (a)	472,000	490,770
Nutrien, Ltd.
4.20%, due 4/1/29	226,000	244,380
5.00%, due 4/1/49	274,000	310,350
Valvoline, Inc.
4.375%, due 8/15/25	835,000	832,913
5.50%, due 7/15/24	371,000	382,130

		2,260,543

Commercial Services 0.6%
IHS Markit, Ltd. (a)
4.75%, due 2/15/25	924,000	991,082
5.00%, due 11/1/22	119,000	126,081
Service Corp. International 5.125%, due 6/1/29	1,226,000	1,290,365
Total System Services, Inc. 4.80%, due 4/1/26	902,000	989,277
UBM PLC 5.75%, due 11/3/20 (a)	1,145,000	1,185,851
Verisk Analytics, Inc.
4.125%, due 9/12/22	204,000	214,294
5.50%, due 6/15/45	526,000	617,082
5.80%, due 5/1/21	1,527,000	1,619,548

		7,033,580

Communications Equipment 0.1%
CommScope, Inc 5.50%, due 3/1/24 (a)	813,000	834,341

	Principal Amount	Value
Computers 0.3%
Dell International LLC 5.30%, due 10/1/29 (a)	$615,000	$648,087
Western Digital Corp. 4.75%, due 2/15/26	3,180,000	3,119,739

		3,767,826

Diversified Financial Services 0.6%
CBOE Global Markets, Inc. 3.65%, due 1/12/27	1,030,000	1,081,297
E*TRADE Financial Corp.
3.80%, due 8/24/27	892,000	898,167
4.50%, due 6/20/28	322,000	338,591
GE Capital International Funding Co. 4.418%, due 11/15/35	1,296,000	1,282,725
Raymond James Financial, Inc.
4.95%, due 7/15/46	985,000	1,111,167
5.625%, due 4/1/24	866,000	979,797
Synchrony Financial
3.95%, due 12/1/27	1,044,000	1,042,796
4.375%, due 3/19/24	250,000	261,785
5.15%, due 3/19/29	971,000	1,046,320

		8,042,645

Electric 1.2%
NRG Energy, Inc.
3.75%, due 6/15/24 (a)	1,258,000	1,292,416
4.45%, due 6/15/29 (a)	1,211,000	1,260,026
5.25%, due 6/15/29 (a)	488,000	520,940
5.75%, due 1/15/28	247,000	264,908
6.625%, due 1/15/27	1,343,000	1,458,834
7.25%, due 5/15/26	1,111,000	1,223,489
Oncor Electric Delivery Co. LLC (a)
2.75%, due 6/1/24	994,000	1,012,579
3.70%, due 11/15/28	797,000	858,291
3.80%, due 6/1/49	1,220,000	1,287,616
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.375%, due 5/1/21 (a)	756,000	782,566
Southern Co. 2.95%, due 7/1/23	579,000	587,671
Vistra Operations Co. LLC (a)
5.00%, due 7/31/27	1,631,000	1,690,124
5.50%, due 9/1/26	464,000	490,100
5.625%, due 2/15/27	2,506,000	2,653,228

		15,382,788

Electronics 0.4%
Trimble, Inc.
4.75%, due 12/1/24	1,896,000	1,993,453
4.90%, due 6/15/28	2,222,000	2,380,662

		4,374,115

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment 0.0%‡
GLP Capital, L.P. / GLP Financing II, Inc. 5.375%, due 4/15/26	$420,000	$454,209

Food 1.0%
Campbell Soup Co.
3.95%, due 3/15/25	594,000	617,907
4.15%, due 3/15/28	896,000	938,403
4.80%, due 3/15/48 (b)	979,000	990,670
General Mills, Inc. 4.20%, due 4/17/28	1,284,000	1,386,229
JBS USA LLC / JBS USA Finance, Inc. 5.875%, due 7/15/24 (a)	287,000	295,251
JBS USA LUX S.A. / JBS Food Co. / JBS USA Finance, Inc. 6.50%, due 4/15/29 (a)	225,000	244,406
JBS USA LUX S.A. / JBS USA Finance, Inc. (a)
5.75%, due 6/15/25	516,000	536,640
6.75%, due 2/15/28	159,000	172,714
Kraft Heinz Foods Co.
3.00%, due 6/1/26	2,139,000	2,081,433
4.00%, due 6/15/23	324,000	339,466
4.375%, due 6/1/46	906,000	860,808
4.625%, due 1/30/29	403,000	433,630
5.00%, due 6/4/42	339,000	350,054
Mars, Inc. (a)
2.70%, due 4/1/25	468,000	477,520
3.20%, due 4/1/30	570,000	592,267
3.95%, due 4/1/49	764,000	822,020
4.20%, due 4/1/59	488,000	530,452
Sysco Corp. 2.50%, due 7/15/21	203,000	203,877

		11,873,747

Forest Products & Paper 0.2%
Georgia-Pacific LLC (a)
3.163%, due 11/15/21	1,387,000	1,407,036
3.60%, due 3/1/25	742,000	779,184

		2,186,220

Gas 0.1%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	1,619,000	1,703,997
5.625%, due 5/20/24	43,000	45,795

		1,749,792

Health Care—Products 0.1%
Boston Scientific Corp.
3.75%, due 3/1/26	560,000	595,617
4.00%, due 3/1/29	291,000	314,798
4.70%, due 3/1/49	467,000	535,960

		1,446,375

	Principal Amount	Value
Health Care—Services 0.7%
Centene Corp.
4.75%, due 5/15/22	$64,000	$65,360
5.375%, due 6/1/26 (a)	1,748,000	1,837,585
6.125%, due 2/15/24	697,000	730,107
Cigna Corp. (a)
3.40%, due 9/17/21	186,000	189,627
3.75%, due 7/15/23	758,000	789,179
HCA, Inc.
4.125%, due 6/15/29	2,868,000	2,948,247
4.50%, due 2/15/27	1,183,000	1,262,097
5.125%, due 6/15/39	509,000	529,217
5.25%, due 6/15/49	741,000	770,425

		9,121,844

Home Builders 0.1%
MDC Holdings, Inc. 5.50%, due 1/15/24	708,000	754,020

Housewares 0.2%
Newell Brands, Inc.
4.20%, due 4/1/26	1,301,000	1,292,975
5.375%, due 4/1/36	1,486,000	1,467,761

		2,760,736

Insurance 0.1%
Brown & Brown, Inc. 4.50%, due 3/15/29	574,000	602,976

Iron & Steel 0.2%
Allegheny Technologies, Inc. 5.95%, due 1/15/21	912,000	937,080
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	719,000	754,927
Steel Dynamics, Inc. 5.50%, due 10/1/24	1,166,000	1,208,267

		2,900,274

Lodging 0.1%
MGM Resorts International
6.625%, due 12/15/21	507,000	547,560
7.75%, due 3/15/22	182,000	202,930

		750,490

Machinery—Diversified 0.0%‡
Wabtec Corp. 3.45%, due 11/15/26	273,000	266,766

Media 1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.908%, due 7/23/25	819,000	889,142
5.05%, due 3/30/29	4,155,000	4,589,788

14	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Comcast Corp.
3.15%, due 3/1/26	$584,000	$604,430
4.15%, due 10/15/28	660,000	727,419
4.25%, due 10/15/30	749,000	835,897
4.60%, due 10/15/38	609,000	697,334
4.95%, due 10/15/58	627,000	765,341
CSC Holdings LLC 6.50%, due 2/1/29 (a)	1,509,000	1,646,696
Fox Corp. 4.03%, due 1/25/24 (a)	429,000	456,305
Sirius XM Radio, Inc. 5.50%, due 7/1/29 (a)	977,000	1,001,620
Viacom, Inc. 5.85%, due 9/1/43	1,163,000	1,368,742

		13,582,714

Metal Fabricate & Hardware 0.2%
Novelis Corp. 5.875%, due 9/30/26 (a)	2,309,000	2,337,862

Metals & Mining 0.1%
Hudbay Minerals, Inc. 7.25%, due 1/15/23 (a)	1,248,000	1,285,440

Mining 0.3%
Constellium N.V. 5.75%, due 5/15/24 (a)	1,162,000	1,191,050
Freeport-McMoRan, Inc.
3.55%, due 3/1/22	1,456,000	1,461,460
3.875%, due 3/15/23	1,347,000	1,347,000

		3,999,510

Miscellaneous—Manufacturing 0.1%
General Electric Co. 5.00%, due 1/21/21 (c)(d)	1,662,000	1,602,932

Oil & Gas 0.6%
Cenovus Energy, Inc. 4.25%, due 4/15/27	401,000	415,385
Continental Resources, Inc.
4.50%, due 4/15/23	1,219,000	1,280,781
5.00%, due 9/15/22	1,468,000	1,480,047
Hess Corp. 4.30%, due 4/1/27	2,495,000	2,588,012
HollyFrontier Corp. 5.875%, due 4/1/26	996,000	1,090,794

		6,855,019

Packaging & Containers 0.3%
Ball Corp. 4.375%, due 12/15/20	641,000	655,102

	Principal Amount	Value
Packaging & Containers (continued)
WRKCo, Inc.
3.375%, due 9/15/27	$80,000	$80,129
3.75%, due 3/15/25	73,000	75,738
4.00%, due 3/15/28	270,000	280,359
4.65%, due 3/15/26	448,000	487,302
4.90%, due 3/15/29	1,885,000	2,060,799

		3,639,429

Pharmaceuticals 0.9%
Allergan Finance LLC 3.25%, due 10/1/22	721,000	729,946
Allergan Funding SCS
3.45%, due 3/15/22	1,331,000	1,358,971
3.80%, due 3/15/25	857,000	889,371
Allergan, Inc. 2.80%, due 3/15/23	57,000	56,843
Bausch Health Cos., Inc. 7.00%, due 3/15/24 (a)	923,000	980,780
Bristol-Myers Squibb Co. (a)
3.40%, due 7/26/29	513,000	537,081
4.125%, due 6/15/39	370,000	399,013
4.25%, due 10/26/49	636,000	703,034
Elanco Animal Health, Inc.
4.272%, due 8/28/23	450,000	472,302
4.90%, due 8/28/28	420,000	469,062
Eli Lilly & Co. 3.375%, due 3/15/29	2,426,000	2,586,859
GlaxoSmithKline Capital PLC 3.375%, due 6/1/29	1,375,000	1,454,328
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	357,000	343,613

		10,981,203

Pipelines 1.0%
Cheniere Energy Partners, L.P. 5.625%, due 10/1/26 (a)	655,000	691,025
Energy Transfer Operating, L.P.
4.25%, due 3/15/23	600,000	626,350
4.95%, due 6/15/28	116,000	126,825
5.50%, due 6/1/27	401,000	448,249
5.875%, due 1/15/24	541,000	602,222
6.00%, due 6/15/48	1,025,000	1,169,959
6.125%, due 12/15/45	307,000	347,835
EnLink Midstream Partners, L.P. 4.15%, due 6/1/25	1,119,000	1,096,620
EQM Midstream Partners, L.P. 5.50%, due 7/15/28	1,197,000	1,260,004
Kinder Morgan Energy Partners, L.P. 5.00%, due 10/1/21	456,000	478,159
Kinder Morgan, Inc.
4.30%, due 3/1/28	280,000	300,108
5.20%, due 3/1/48	178,000	201,076

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
5.55%, due 6/1/45	$268,000	$310,110
6.50%, due 9/15/20 (b)	59,000	61,758
NGPL PipeCo LLC (a)
4.375%, due 8/15/22	991,000	1,020,730
4.875%, due 8/15/27	559,000	591,841
Nustar Logistics, L.P. 5.625%, due 4/28/27	571,000	575,283
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.65%, due 10/15/25	1,312,000	1,399,287
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. (a)
4.75%, due 10/1/23	986,000	999,577
5.50%, due 9/15/24	369,000	380,993

		12,688,011

Real Estate 0.1%
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	903,000	938,994

Real Estate Investment Trusts 0.4%
Crown Castle International Corp.
3.65%, due 9/1/27	548,000	564,327
4.30%, due 2/15/29	636,000	687,258
5.20%, due 2/15/49	708,000	814,472
GLP Capital, L.P. / GLP Financing II, Inc. 5.25%, due 6/1/25	361,000	386,775
Reckson Operating Partnership, L.P. 7.75%, due 3/15/20	1,335,000	1,382,300
Ventas Realty, L.P. 3.50%, due 4/15/24	1,150,000	1,192,611

		5,027,743

Retail 0.6%
AutoZone, Inc. 3.75%, due 4/18/29	984,000	1,023,236
CVS Health Corp.
4.10%, due 3/25/25	1,369,000	1,443,871
4.30%, due 3/25/28	722,000	761,333
4.75%, due 12/1/22	388,000	412,040
5.05%, due 3/25/48	751,000	799,905
Lowe’s Cos., Inc. 3.65%, due 4/5/29	772,000	806,069
O’Reilly Automotive, Inc.
3.60%, due 9/1/27	25,000	25,705
3.90%, due 6/1/29	1,129,000	1,183,970
4.35%, due 6/1/28	192,000	207,595
Starbucks Corp. 4.45%, due 8/15/49	740,000	810,319

		7,474,043

	Principal Amount	Value
Road & Rail 0.3%
Wabtec Corp. (e)
4.40%, due 3/15/24	$1,014,000	$1,073,538
4.95%, due 9/15/28	3,019,000	3,237,030

		4,310,568

Semiconductors 0.7%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, due 1/15/27	552,000	540,905
Broadcom, Inc. (a)
4.25%, due 4/15/26	734,000	744,919
4.75%, due 4/15/29	988,000	1,014,461
Entegris, Inc. 4.625%, due 2/10/26 (a)	713,000	718,347
Lam Research Corp. 4.00%, due 3/15/29	208,000	221,823
Marvell Technology Group, Ltd.
4.20%, due 6/22/23	440,000	458,207
4.875%, due 6/22/28	1,647,000	1,746,013
Micron Technology, Inc.
4.975%, due 2/6/26	471,000	495,005
5.327%, due 2/6/29	1,204,000	1,276,145
5.50%, due 2/1/25	361,000	371,379
Qorvo, Inc. 5.50%, due 7/15/26	799,000	845,582

		8,432,786

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc. 5.00%, due 11/15/25 (a)	1,782,000	1,844,370

Software 0.1%
Fidelity National Information Services, Inc. 3.75%, due 5/21/29	341,000	362,262
IQVIA, Inc. 5.00%, due 5/15/27 (a)	646,000	666,995
Oracle Corp. 3.90%, due 5/15/35	509,000	551,057

		1,580,314

Telecommunications 1.3%
AT&T, Inc.
3.60%, due 7/15/25	687,000	712,579
4.35%, due 3/1/29	2,157,000	2,323,264
4.50%, due 3/9/48	792,000	809,752
4.75%, due 5/15/46	818,000	863,820
4.85%, due 3/1/39	733,000	786,678
5.15%, due 11/15/46	684,000	756,330
5.25%, due 3/1/37	296,000	332,201
CenturyLink, Inc.
5.80%, due 3/15/22	419,000	436,808
6.45%, due 6/15/21	752,000	795,240

16	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
CommScope, Inc. 6.00%, due 3/1/26 (a)	$1,342,000	$1,375,550
T-Mobile USA, Inc. 6.375%, due 3/1/25	1,472,000	1,528,672
Verizon Communications, Inc.
2.625%, due 8/15/26	1,108,000	1,100,809
3.875%, due 2/8/29	379,000	406,524
4.329%, due 9/21/28	2,326,000	2,577,665
4.522%, due 9/15/48	281,000	314,839
4.862%, due 8/21/46	381,000	443,594
5.012%, due 8/21/54	571,000	683,485

		16,247,810

Total Corporate Bonds (Cost $215,478,884)		225,837,245

Loan Assignments 0.1%
Utilities 0.1%
TEX Operations Co. LLC Exit Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 8/4/23 (f)	1,346,264	1,343,530

Total Loan Assignments (Cost $1,349,121)		1,343,530

Mortgage-Backed Securities 1.7%
Agency (Collateralized Mortgage Obligations) 0.3%
Fannie Mae (Collateralized Mortgage Obligations) Series 2018-27, Class EA 3.00%, due 5/25/48	1,249,375	1,267,215
Government National Mortgage Association (f)
REMIC, Series 2019-18, Class QF 2.833% (1 Month LIBOR + 0.45%), due 2/20/49	918,928	920,626
REMIC, Series 2019-18, Class FQ 2.891% (1 Month LIBOR + 0.45%), due 2/20/49	1,044,390	1,046,126

		3,233,967

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.4%
Banc of America Merrill Lynch Large Loan, Inc. Series 2018-DSNY, Class A 3.244% (1 Month LIBOR + 0.85%), due 9/15/34 (a)(f)	566,000	566,148

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Barclays Commercial Mortgage Securities LLC (a)
Series 2018-TALL, Class A 3.116% (1 Month LIBOR + 0.722%), due 3/15/37 (f)	$1,457,000	$1,451,520
Series 2015-SRCH, Class A2 4.197%, due 8/10/35	875,000	962,634
BX Commercial Mortgage Trust Series 2018-IND, Class A 3.144% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(f)	1,388,732	1,389,872
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (a)	396,000	414,675
CSMLT TRUST Series 2015-2, Class A6 3.50%, due 8/25/45 (a)(g)	417,563	422,487
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class AJ 6.308%, due 5/15/46 (g)	69,158	69,573
Wells Fargo Mortgage Backed Securities Trust Series 2018-1, Class A17 3.50%, due 7/25/47 (a)(h)	202,884	203,375

		5,480,284

Whole Loan (Collateralized Mortgage Obligations) 1.0%
Angel Oak Mortgage Trust Series 2018-2, Class A1 3.674%, due 7/27/48 (a)(h)	206,562	209,831
Arroyo Mortgage Trust Series 2018-1, Class A1 3.763%, due 4/25/48 (a)(h)	355,981	364,539
Fannie Mae Connecticut Avenue Securities (Mortgage Pass-Through Securities) (f)
Series 2018-C01, Class 1M1 3.03% (1 Month LIBOR + 0.60%), due 7/25/30	182,222	182,123
Series 2017-C06, Class 1M1 3.18% (1 Month LIBOR + 0.75%), due 2/25/30	82,340	82,340
Series 2017-C06, Class 2M1 3.18% (1 Month LIBOR + 0.75%), due 2/25/30	65,408	65,444
Series 2018-C05, Class 1M1 3.195% (1 Month LIBOR + 0.72%), due 1/25/31	54,738	54,757

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Fannie Mae Connecticut Avenue Securities (Mortgage Pass-Through Securities) (continued)
Series 2017-C03, Class 1M1 3.38% (1 Month LIBOR + 0.95%), due 10/25/29	$78,556	$78,762
Series 2017-C02, Class 2M1 3.58% (1 Month LIBOR + 1.15%), due 9/25/29	110,342	110,665
Federal National Mortgage Association Series 2014-C03, Class 1M2 5.43% (1 Month LIBOR + 3.00%), due 7/25/24 (f)	1,139,149	1,194,492
JP Morgan Mortgage Trust Series 2019-5, Class A11 3.304% (1 Month LIBOR + 0.90%), due 11/25/49 (a)(f)	172,000	172,110
Mello Warehouse Securitization Trust Series 2018-W1, Class A 3.28% (1 Month LIBOR + 0.85%), due 11/25/51 (a)(f)	1,968,000	1,963,609
New Residential Mortgage Loan Trust Series 2018-2A, Class A1 4.50%, due 2/25/58 (a)(h)	411,106	431,532
Sequoia Mortgage Trust Series 2018-7, Class A19 4.00%, due 9/25/48 (a)(h)	242,846	245,436
Station Place Securitization Trust (i)
Series 2018-7, Class A 3.28% (1 Month LIBOR + 0.85%), due 9/24/19 (a)(f)	2,081,818	2,081,818
Series 2019-4, Class A 3.381%, due 6/24/20	1,862,000	1,862,000
Towd Point Asset Funding LLC Series 2019-HE1, Class A1 3.341% (1 Month LIBOR + 0.90%), due 4/25/48 (a)(f)	988,000	984,858
Wells Fargo Mortgage Backed Securities Trust (a)(h)
Series 2019-1, Class A3 4.00%, due 11/25/48	401,561	408,290
Series 2019-2, Class A17 4.00%, due 4/25/49	428,507	435,800
Winwater Mortgage Loan Trust Series 2015-5, Class A5 3.50%, due 8/20/45 (a)(h)	1,310,088	1,316,951

		12,245,357

Total Mortgage-Backed Securities (Cost $20,796,192)		20,959,608

	Principal Amount	Value
U.S. Government & Federal Agencies 18.6%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.0%
3.00%, due 1/1/45	$361,287	$367,137
3.00%, due 10/1/46	1,348,417	1,369,157
3.00%, due 12/1/46	2,293,007	2,328,277
3.00%, due 8/1/47	6,766,404	6,882,813
3.50%, due 2/1/43	379,063	393,048
3.50%, due 2/1/44	441,725	457,946
3.50%, due 12/1/44	953,405	990,029
3.50%, due 7/1/46	1,467,079	1,527,829
3.50%, due 10/1/46	1,982,825	2,050,959
3.50%, due 2/1/47	1,228,775	1,270,833
3.50%, due 9/1/47	1,993,447	2,053,572
3.50%, due 11/1/47	654,271	677,030
3.50%, due 12/1/47	2,617,734	2,722,196
3.50%, due 2/1/48	1,021,741	1,055,754
3.50%, due 3/1/48	1,637,854	1,699,062
3.50%, due 4/1/48	107,876	111,556
3.50%, due 8/1/48	1,177,257	1,217,422
3.50%, due 11/1/48	1,520,382	1,572,227
4.00%, due 5/1/46	248,678	260,703
4.00%, due 3/1/47	77,669	81,377
4.00%, due 3/1/48	352,716	369,117
4.00%, due 4/1/48	637,344	665,488
4.00%, due 5/1/48	1,558,465	1,620,893
4.00%, due 6/1/48	404,193	420,171
4.00%, due 8/1/48	9,386,832	9,769,734
4.00%, due 1/1/49	371,638	394,959
4.50%, due 5/1/38	871,134	917,655
4.50%, due 7/1/38	672,914	709,079
4.50%, due 9/1/38	442,890	466,693
4.50%, due 5/1/44	948,704	1,018,071
4.50%, due 3/1/48	837,259	880,292
4.50%, due 8/1/48	399,000	419,445
4.50%, due 9/1/48	1,550,995	1,629,677
4.50%, due 12/1/48	515,498	549,362
5.00%, due 9/1/48	106,579	113,104
6.00%, due 4/1/40	769,718	885,459

		49,918,126

Federal National Mortgage Association (Mortgage Pass-Through Securities) 5.1%
3.00%, due 2/1/43	33,917	34,397
3.00%, due 5/1/43	126,750	128,553
3.00%, due 10/1/45	82,505	83,378
3.00%, due 1/1/46	6,656	6,747
3.00%, due 3/1/46	343,138	347,792
3.00%, due 11/1/46	320,781	326,032
3.00%, due 2/1/47	265,902	271,191
3.00%, due 3/1/47	993,900	1,010,428
3.00%, due 2/1/57	1,107,339	1,116,839

18	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 10/1/42	$419,876	$433,360
3.50%, due 12/1/42	958,840	993,324
3.50%, due 2/1/43	1,404,981	1,455,724
3.50%, due 4/1/43	1,014,017	1,050,503
3.50%, due 11/1/43	482,109	499,478
3.50%, due 4/1/44	602,050	628,537
3.50%, due 2/1/45	1,353,233	1,402,096
3.50%, due 12/1/45	306,169	319,651
3.50%, due 5/1/46	189,367	195,752
3.50%, due 7/1/46	969,206	1,006,998
3.50%, due 8/1/46	3,780,195	3,907,094
3.50%, due 12/1/46	96,196	99,423
3.50%, due 8/1/47	661,718	684,337
3.50%, due 12/1/47	994,371	1,027,891
3.50%, due 1/1/48	902,539	933,176
3.50%, due 3/1/48	292,597	303,215
3.50%, due 4/1/48	1,454,644	1,505,751
3.50%, due 11/1/48	1,154,842	1,204,280
3.50%, due 1/1/49	263,582	272,360
3.50%, due 8/1/56	1,813,022	1,862,660
3.50%, due 2/1/57	1,984,470	2,038,800
4.00%, due 10/1/46	30,979	32,233
4.00%, due 5/1/47	210,024	219,570
4.00%, due 6/1/47	255,265	266,168
4.00%, due 7/1/47	268,764	280,921
4.00%, due 8/1/47	1,611,511	1,683,772
4.00%, due 9/1/47	1,194,922	1,270,901
4.00%, due 10/1/47	903,054	940,823
4.00%, due 11/1/47	1,342,525	1,400,857
4.00%, due 12/1/47	706,297	735,725
4.00%, due 1/1/48	5,530,538	5,774,109
4.00%, due 3/1/48	655,770	687,783
4.00%, due 4/1/48	288,132	305,569
4.00%, due 4/29/48 TBA (j)	10,651,000	11,008,183
4.00%, due 5/1/48	1,374,472	1,428,954
4.00%, due 6/1/48	561,115	582,650
4.00%, due 10/1/48	72,133	75,529
4.00%, due 2/1/49	218,861	226,990
4.50%, due 11/1/38	603,706	635,771
4.50%, due 11/1/42	134,331	144,636
4.50%, due 10/1/44	363,027	394,132
4.50%, due 3/1/45	576,784	626,230
4.50%, due 6/1/45	314,050	336,934
4.50%, due 2/1/46	780,383	837,404
4.50%, due 5/1/47	576,995	616,989
4.50%, due 6/1/47	455,284	484,574
4.50%, due 7/1/47	806,786	856,753
4.50%, due 8/1/47	424,562	449,616
4.50%, due 9/1/47	1,185,905	1,255,892

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 10/1/47	$82,823	$87,677
4.50%, due 11/1/47	266,833	282,580
4.50%, due 3/1/48	980,754	1,035,412
4.50%, due 4/1/48	344,661	366,307
4.50%, due 5/1/48	511,466	542,449
4.50%, due 6/1/48	275,263	291,332
4.50%, due 6/29/48 TBA (j)	1,165,000	1,217,368
4.50%, due 8/1/48	554,372	582,110
5.00%, due 7/1/44	530,195	573,457
6.00%, due 2/1/37	42,811	49,187

		63,737,314

Government National Mortgage Association (Mortgage Pass-Through Securities) 1.2%
3.50%, due 5/20/49	1,271,027	1,299,157
3.50%, due 6/20/49	534,987	546,828
4.00%, due 1/15/45	1,172,796	1,246,363
4.00%, due 7/15/47	1,220,851	1,295,365
4.00%, due 8/15/47	239,422	254,008
4.00%, due 8/20/47	207,574	216,587
4.00%, due 11/15/47	281,380	295,358
4.00%, due 12/15/47	366,574	384,763
4.50%, due 8/15/46	1,204,542	1,297,838
4.50%, due 5/20/48	985,345	1,041,532
4.50%, due 7/29/48 TBA (j)	1,236,000	1,288,325
5.00%, due 7/29/48 TBA (j)	5,079,506	5,309,770

		14,475,894

United States Treasury Bonds 3.2%
2.25%, due 8/15/46	2,564,000	2,422,379
2.75%, due 11/15/47	7,131,000	7,443,260
2.875%, due 5/15/49	17,872,000	19,173,305
3.00%, due 2/15/48	4,495,000	4,924,308
3.00%, due 2/15/49	3,570,000	3,920,864
3.375%, due 11/15/48	1,643,500	1,934,643

		39,818,759

United States Treasury Notes 5.1%
2.00%, due 5/31/24	5,344,000	5,406,834
2.25%, due 4/30/24	1,018,000	1,041,104
2.375%, due 4/30/20	6,635,000	6,654,438
2.375%, due 2/29/24	648,000	666,250
2.375%, due 4/30/26	463,000	478,120
2.375%, due 5/15/29	7,083,000	7,319,561
2.50%, due 1/31/24	554,000	572,178
2.625%, due 12/31/23	8,070,000	8,373,886
2.625%, due 2/15/29	5,424,600	5,720,410
2.75%, due 2/15/28	750,000	797,461
2.875%, due 10/31/23	12,417,300	12,999,846
2.875%, due 11/30/23	841,000	881,276
2.875%, due 11/30/25	9,000	9,559

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
2.875%, due 8/15/28	$3,091,000	$3,321,618
3.125%, due 11/15/28	8,214,000	9,009,410

		63,251,951

Total U.S. Government & Federal Agencies (Cost $225,137,227)		231,202,044

Total Long-Term Bonds (Cost $474,878,354)		491,316,193

	Shares
Common Stocks 59.9%
Aerospace & Defense 3.4%
Boeing Co.	70,574	25,689,642
General Dynamics Corp.	94,605	17,201,081

		42,890,723

Air Freight & Logistics 0.5%
United Parcel Service, Inc., Class B	58,408	6,031,794

Airlines 0.6%
Delta Air Lines, Inc.	133,235	7,561,086

Automobiles 0.5%
General Motors Co.	156,518	6,030,639

Banks 2.5%
Bank of America Corp.	291,783	8,461,707
U.S. Bancorp	424,602	22,249,145

		30,710,852

Biotechnology 0.4%
AbbVie, Inc.	72,563	5,276,781

Capital Markets 3.1%
Blackstone Group L.P.	201,915	8,969,064
CME Group, Inc.	59,224	11,495,970
Morgan Stanley	181,733	7,961,723
TD Ameritrade Holding Corp.	206,667	10,316,817

		38,743,574

Chemicals 1.2%
LyondellBasell Industries N.V., Class A	180,329	15,531,737

Consumer Finance 1.6%
American Express Co.	62,760	7,747,094
Synchrony Financial	337,304	11,694,330

		19,441,424

	Shares	Value
Electronic Equipment, Instruments & Components 0.6%
Corning, Inc.	242,844	$8,069,706

Entertainment 0.9%
Walt Disney Co.	78,052	10,899,181

Equity Real Estate Investment Trusts 1.3%
Crown Castle International Corp.	54,660	7,124,931
MGM Growth Properties LLC, Class A	159,932	4,901,916
OUTFRONT Media, Inc.	147,048	3,792,368

		15,819,215

Food & Staples Retailing 3.1%
Costco Wholesale Corp.	84,449	22,316,493
Kroger Co.	165,590	3,594,959
Sysco Corp.	180,146	12,739,925

		38,651,377

Food Products 0.6%
Hershey Co.	56,554	7,579,933

Health Care Equipment & Supplies 0.9%
Abbott Laboratories	21,456	1,804,449
Medtronic PLC	98,966	9,638,299

		11,442,748

Health Care Providers & Services 1.7%
UnitedHealth Group, Inc.	85,597	20,886,524

Hotels, Restaurants & Leisure 3.3%
Hilton Worldwide Holdings, Inc.	98,892	9,665,704
McDonald’s Corp.	118,313	24,568,878
Norwegian Cruise Line Holdings, Ltd. (k)	71,602	3,840,015
Six Flags Entertainment Corp.	53,978	2,681,627

		40,756,224

Household Products 0.4%
Clorox Co.	35,248	5,396,821

Industrial Conglomerates 0.6%
Honeywell International, Inc.	46,183	8,063,090

Insurance 0.7%
Progressive Corp.	101,187	8,087,877

Interactive Media & Services 2.1%
Alphabet, Inc., Class C (k)	23,833	25,761,328

Internet & Direct Marketing Retail 0.9%
Amazon.com, Inc. (k)	5,681	10,757,712

20	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services 4.2%
Accenture PLC, Class A	87,715	$16,207,101
Mastercard, Inc.	134,559	35,594,892

		51,801,993

Leisure Products 0.6%
Hasbro, Inc.	69,182	7,311,154

Life Sciences Tools & Services 0.4%
Thermo Fisher Scientific, Inc.	17,152	5,037,199

Machinery 1.4%
Deere & Co.	49,634	8,224,850
Parker-Hannifin Corp.	21,834	3,711,998
Stanley Black & Decker, Inc.	35,814	5,179,063

		17,115,911

Media 1.4%
Comcast Corp., Class A	420,285	17,769,650

Oil, Gas & Consumable Fuels 1.1%
EOG Resources, Inc.	58,994	5,495,881
Suncor Energy, Inc.	280,924	8,758,147

		14,254,028

Personal Products 0.4%
Estee Lauder Cos., Inc., Class A	29,855	5,466,749

Pharmaceuticals 3.2%
Bristol-Myers Squibb Co.	220,042	9,978,905
Eli Lilly & Co.	102,445	11,349,881
Merck & Co., Inc.	223,247	18,719,261

		40,048,047

Real Estate Management & Development 0.5%
CBRE Group, Inc., Class A (k)	114,553	5,876,569

Road & Rail 1.5%
CSX Corp.	234,518	18,144,658

Semiconductors & Semiconductor Equipment 2.9%
Intel Corp.	241,449	11,558,164
Lam Research Corp.	48,041	9,024,021
NVIDIA Corp.	33,660	5,527,982
Texas Instruments, Inc.	85,381	9,798,323

		35,908,490

Software 5.6%
Adobe, Inc. (k)	59,911	17,652,776
Microsoft Corp.	350,225	46,916,141
salesforce.com, Inc. (k)	36,966	5,608,851

		70,177,768

	Shares	Value
Specialty Retail 1.7%
Home Depot, Inc.	99,994	$20,795,752

Technology Hardware, Storage & Peripherals 1.8%
Apple, Inc.	115,133	22,787,123

Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc., Class B	120,531	10,118,578

Tobacco 1.5%
Altria Group, Inc.	383,118	18,140,637

Total Common Stocks (Cost $540,165,691)		745,144,652

Short-Term Investments 1.9%
Affiliated Investment Company 1.8%
MainStay U.S. Government Liquidity Fund, 2.03% (l)	22,443,591	22,443,591

Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (l)(m)	1,805,445	1,805,445

Total Short-Term Investments (Cost $24,249,036)		24,249,036

Total Investments (Cost $1,039,293,081)	101.4%	1,260,709,881
Other Assets, Less Liabilities	(1.4)	(17,031,955)
Net Assets	100.0%	$1,243,677,926

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $1,815,828 ; the total market value of collateral held by the Portfolio was $1,859,242. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $53,797 (See Note 2(I)).

(c)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2019.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Step coupon—Rate shown was the rate in effect as of June 30, 2019.

(f)	Floating rate—Rate shown was the rate in effect as of June 30, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2019.

(h)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(i)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, the total market value of fair valued securities was $3,943,818, which represented 0.3% of the Portfolio’s net assets.

(j)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2019, the total net market value of these securities was $18,823,646, which represented 1.5% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(k)	Non-income producing security.

(l)	Current yield as of June 30, 2019.

(m)	Represents security purchased with cash collateral received for securities on loan.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$11,973,766	$—	$11,973,766
Corporate Bonds	—	225,837,245	—	225,837,245
Loan Assignments	—	1,343,530	—	1,343,530
Mortgage-Backed Securities	—	20,959,608	—	20,959,608
U.S. Government & Federal Agencies	—	231,202,044	—	231,202,044

Total Long-Term Bonds	—	491,316,193	—	491,316,193

Common Stocks	745,144,652	—	—	745,144,652
Short-Term Investments
Affiliated Investment Company	22,443,591	—	—	22,443,591
Unaffiliated Investment Company	1,805,445	—	—	1,805,445

Total Short-Term Investments	24,249,036	—	—	24,249,036

Total Investments in Securities	$769,393,688	$491,316,193	$—	$1,260,709,881

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

22	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $1,016,849,490) including securities on loan of $1,815,828	$1,238,266,290
Investment in affiliated investment company, at value (identified cost $22,443,591)	22,443,591
Cash	55,297
Receivables:
Dividends and interest	4,439,298
Investment securities sold	3,142,957
Portfolio shares sold	610,615
Securities lending	5,044
Other assets	5,680

Total assets	1,268,968,772

Liabilities
Cash collateral received for securities on loan	1,805,445
Payables:
Investment securities purchased	22,016,315
Portfolio shares redeemed	604,550
Manager (See Note 3)	551,642
NYLIFE Distributors (See Note 3)	172,470
Shareholder communication	58,244
Professional fees	48,599
Custodian	19,723
Trustees	1,436
Accrued expenses	12,422

Total liabilities	25,290,846

Net assets	$1,243,677,926

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$89,891
Additional paid-in capital	912,107,467

912,197,358
Total distributable earnings (loss)	331,480,568

Net assets	$1,243,677,926

Initial Class
Net assets applicable to outstanding shares	$394,155,414

Shares of beneficial interest outstanding	28,351,158

Net asset value per share outstanding	$13.90

Service Class
Net assets applicable to outstanding shares	$849,522,512

Shares of beneficial interest outstanding	61,539,495

Net asset value per share outstanding	$13.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$8,457,396
Dividends-unaffiliated (a)	7,692,665
Dividends-affiliated	178,208
Securities lending	78,893

Total income	16,407,162

Expenses
Manager (See Note 3)	3,248,898
Distribution/Service—Service Class (See Note 3)	1,006,733
Professional fees	69,869
Shareholder communication	58,721
Custodian	27,769
Trustees	14,577
Miscellaneous	24,666

Total expenses	4,451,233

Net investment income (loss)	11,955,929

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	14,103,534
Foreign currency transactions	495

Net realized gain (loss) on investments and foreign currency transactions	14,104,029

Net change in unrealized appreciation (depreciation) on unaffiliated investments	117,449,948

Net realized and unrealized gain (loss) on investments and foreign currency transactions	131,553,977

Net increase (decrease) in net assets resulting from operations	$143,509,906

(a)	Dividends recorded net of foreign withholding taxes in the amount of $26,674.

24	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,955,929	$20,727,896
Net realized gain (loss) on investments and foreign currency transactions	14,104,029	65,901,744
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	117,449,948	(82,801,060)

Net increase (decrease) in net assets resulting from operations	143,509,906	3,828,580

Distributions to shareholders:
Initial Class	—	(28,628,702)
Service Class	—	(54,490,694)

Total distributions to shareholders	—	(83,119,396)

Capital share transactions:
Net proceeds from sale of shares	59,754,090	119,357,465
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	83,119,396
Cost of shares redeemed	(79,345,133)	(151,861,485)

Increase (decrease) in net assets derived from capital share transactions	(19,591,043)	50,615,376

Net increase (decrease) in net assets	123,918,863	(28,675,440)

Net Assets
Beginning of period	1,119,759,063	1,148,434,503

End of period	$1,243,677,926	$1,119,759,063

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018		2017		2016	2015	2014

Net asset value at beginning of period	$12.31		$13.18		$11.82		$12.11	$13.13	$12.47

Net investment income (loss) (a)	0.14		0.26		0.25		0.22	0.24	0.24

Net realized and unrealized gain (loss) on investments	1.45		(0.14)		1.89		0.32	(0.17)	0.84

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	0.00	‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	1.59		0.12		2.14		0.54	0.07	1.08

Less dividends and distributions:

From net investment income	—		(0.25)		(0.23)		(0.23)	(0.25)	(0.19)

From net realized gain on investments	—		(0.74)		(0.55)		(0.60)	(0.84)	(0.23)

Total dividends and distributions	—		(0.99)		(0.78)		(0.83)	(1.09)	(0.42)

Net asset value at end of period	$13.90		$12.31		$13.18		$11.82	$12.11	$13.13

Total investment return (b)	12.92	%(c)	0.42%		18.35%		4.70%	0.70%	8.68%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.18	%††	1.93%		1.95%		1.87%	1.84%	1.85%

Net expenses (d)	0.58	%††	0.58%		0.58%		0.59%	0.58%	0.58%

Expenses (before waiver/reimbursement) (d)	0.58	%††	0.58	%(e)	0.58	%(e)	0.59%	0.58%	0.59%

Portfolio turnover rate	47	%(f)	132	%(f)	73	%(f)	74%	76%	86%

Net assets at end of period (in 000’s)	$394,155		$371,106		$417,996		$401,219	$429,680	$478,480

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Expense waiver/reimbursement less than 0.01%.
(f)	The portfolio turnover rate not including mortgage dollar rolls were 39%, 103% and 66% for the six months ended June 30, 2019 and for the years ended December 31, 2018 and 2017, respectively.

26	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018		2017		2016	2015	2014

Net asset value at beginning of period	$12.24		$13.11		$11.77		$12.06	$13.08	$12.44

Net investment income (loss) (a)	0.13		0.22		0.22		0.19	0.21	0.21

Net realized and unrealized gain (loss) on investments	1.43		(0.13)		1.88		0.32	(0.17)	0.82

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	0.00	‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	1.56		0.09		2.10		0.51	0.04	1.03

Less dividends and distributions:

From net investment income	—		(0.22)		(0.21)		(0.20)	(0.22)	(0.16)

From net realized gain on investments	—		(0.74)		(0.55)		(0.60)	(0.84)	(0.23)

Total dividends and distributions	—		(0.96)		(0.76)		(0.80)	(1.06)	(0.39)

Net asset value at end of period	$13.80		$12.24		$13.11		$11.77	$12.06	$13.08

Total investment return (b)	12.75	%(c)	0.17%		18.05%		4.44%	0.45%	8.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.93	%††	1.69%		1.70%		1.62%	1.60%	1.61%

Net expenses (d)	0.83	%††	0.83%		0.83%		0.84%	0.83%	0.83%

Expenses (before waiver/reimbursement) (d)	0.83	%††	0.83	%(e)	0.83	%(e)	0.84%	0.83%	0.84%

Portfolio turnover rate	47	%(f)	132	%(f)	73	%(f)	74%	76%	86%

Net assets at end of period (in 000’s)	$849,523		$748,653		$730,439		$619,849	$591,626	$568,868

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Expense waiver/reimbursement less than 0.01%.
(f)	The portfolio turnover rate not including mortgage dollar rolls were 39%, 103% and 66% for the six months ended June 30, 2019 and for the years ended December 31, 2018 and 2017, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

28	MainStay VP Janus Henderson Balanced Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

29

Notes to Financial Statements (Unaudited) (continued)

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counter-

30	MainStay VP Janus Henderson Balanced Portfolio

party’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2019, the Portfolio did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $1,815,828; the total market value of collateral held by the Portfolio was $1,859,242. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $53,797 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $1,805,445.

(J)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign

31

Notes to Financial Statements (Unaudited) (continued)

governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Capital Management LLC (“Janus” or “Subadvisor”), a registered investment adviser and wholly- owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Janus. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion; and 0.515% in excess of $2 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.55% (exclusive of any applicable waivers/reimbursements).

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,248,898, and paid the Subadvisor in the amount of $1,512,854.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$7,540	$198,937	$(184,033)	$—	$—	$22,444	$178	$—	22,444

32	MainStay VP Janus Henderson Balanced Portfolio

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,044,040,055	$231,957,083	$(15,287,257)	$216,669,826

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$24,613,607	$58,505,789

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of U.S. government securities were $310,145 and $383,896, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $247,884 and $188,532, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	323,017	$4,255,504
Shares issued to shareholders in reinvestment of dividends and distributions	—	—
Shares redeemed	(2,126,107)	(28,248,460)

Net increase (decrease)	(1,803,090)	$(23,992,956)

Year ended December 31, 2018:
Shares sold	464,139	$6,111,896
Shares issued to shareholders in reinvestment of dividends and distributions	2,165,990	28,628,702
Shares redeemed	(4,201,707)	(56,325,618)

Net increase (decrease)	(1,571,578)	$(21,585,020)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	4,210,212	$55,498,586
Shares issued to shareholders in reinvestment of dividends and distributions	—	—
Shares redeemed	(3,859,045)	(51,096,673)

Net increase (decrease)	351,167	$4,401,913

Year ended December 31, 2018:
Shares sold	8,487,927	$113,245,569
Shares issued to shareholders in reinvestment of dividends and distributions	4,144,315	54,490,694
Shares redeemed	(7,165,986)	(95,535,867)

Net increase (decrease)	5,466,256	$72,200,396

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after

33

Notes to Financial Statements (Unaudited) (continued)

December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay VP Janus Henderson Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781630	MSVPJB10-08/19 (NYLIAC) NI524

MainStay VP MacKay S&P 500 Index Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	18.44%	10.26%	10.44%	14.40%	0.16%
Service Class Shares	6/5/2003	18.29	9.99	10.16	14.11	0.41

Benchmark Performance	Six Months	One Year	Five Years	Ten Years

S&P 500® Index[3]	18.54%	10.42%	10.71%	14.70%
Morningstar Large Blend Category Average[4]	17.21	8.20	8.76%	13.24

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of US industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,184.40	$0.87	$1,024.00	$0.80	0.16%

Service Class Shares	$1,000.00	$1,182.90	$2.22	$1,022.76	$2.06	0.41%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay S&P 500 Index Portfolio

Industry Composition as of June 30, 2019 (Unaudited)

Software	6.7%

Banks	5.4

IT Services	5.2

Interactive Media & Services	4.6

Oil, Gas & Consumable Fuels	4.5

Pharmaceuticals	4.5

Technology Hardware, Storage & Peripherals	3.9

Internet & Direct Marketing Retail	3.7

Semiconductors & Semiconductor Equipment	3.7

Health Care Equipment & Supplies	3.5

Equity Real Estate Investment Trusts	2.9

Capital Markets	2.7

Health Care Providers & Services	2.6

Aerospace & Defense	2.5

Insurance	2.5

Specialty Retail	2.3

Biotechnology	2.1

Chemicals	2.0

Diversified Telecommunication Services	2.0

Electric Utilities	2.0

Entertainment	2.0

Hotels, Restaurants & Leisure	1.9

Beverages	1.8

Diversified Financial Services	1.7

Household Products	1.7

Food & Staples Retailing	1.5

Machinery	1.5

Industrial Conglomerates	1.4

Media	1.4

Communications Equipment	1.2

Food Products	1.1

Life Sciences Tools & Services	1.1

Multi-Utilities	1.1

Road & Rail	1.0

Tobacco	0.8%

Consumer Finance	0.7

Textiles, Apparel & Luxury Goods	0.7

Air Freight & Logistics	0.5

Electrical Equipment	0.5

Electronic Equipment, Instruments & Components	0.5

Multiline Retail	0.5

Airlines	0.4

Automobiles	0.4

Commercial Services & Supplies	0.4

Containers & Packaging	0.4

Energy Equipment & Services	0.4

Building Products	0.3

Household Durables	0.3

Metals & Mining	0.3

Professional Services	0.3

Personal Products	0.2

Trading Companies & Distributors	0.2

Auto Components	0.1

Construction & Engineering	0.1

Construction Materials	0.1

Distributors	0.1

Health Care Technology	0.1

Independent Power & Renewable Electricity Producers	0.1

Real Estate Management & Development	0.1

Water Utilities	0.1

Diversified Consumer Services	0.0	‡

Gas Utilities	0.0	‡

Leisure Products	0.0	‡

Short-Term Investments	1.7

Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡ Less than one-tenth of a percent.

Top Ten Holdings as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Amazon.com, Inc.

4.	Alphabet, Inc.

5.	Facebook, Inc., Class A
6.	Berkshire Hathaway, Inc., Class B

7.	Johnson & Johnson

8.	JPMorgan Chase & Co.

9.	Exxon Mobil Corp.

10.	Visa, Inc., Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay S&P 500 Index Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP MacKay S&P 500 Index Portfolio returned 18.44% for Initial Class shares and 18.29% for Service Class shares. Over the same period, both share classes underperformed the 18.54% return of the S&P 500® Index, which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the six months ended June 30, 2019, both share classes outperformed the 17.21% return of the Morningstar Large Blend Category Average.1

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries that provided highest total returns during the reporting period included personal products, health care technology and building products. The S&P 500® industries providing the lowest total returns during the same period included biotechnology, health care providers & services, and independent power & renewable electricity producers.

During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

The S&P 500® industries that made the strongest positive contributions to the Portfolio’s performance during the reporting period included software; information technology services; and

technology hardware, storage & peripherals. (Contributions take weightings and total returns into account.) During the same period, the S&P 500® industries that made the weakest contributions to the Fund’s performance included health care providers & services, biotechnology, and independent power & renewable electricity producers.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks that provided the highest total returns included personal products maker Coty, document management systems provider Xerox and restaurant chain operator Chipotle Mexican Grill. During the same period, the S&P 500® stocks that provided the lowest returns were drug maker Mylan, fashion retailer Nordstrom and apparel retailer The Gap.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During the reporting period, the strongest positive contributors to the Portfolio’s absolute performance included software company Microsoft, consumer technology maker Apple and e-commerce retailer Amazon.com. During the same period, the weakest contributors to the Portfolio’s absolute performance included biopharmaceutical company AbbVie, pharmaceutical chain CVS Health and health insurance company Cigna.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 9 additions to and 13 deletions from the S&P 500® Index. In terms of index weight, significant additions to the S&P 500® Index included chemicals and consumer products maker Dow and agricultural producer Corteva. Significant deletions included media company Twenty-First Century Fox and communications equipment maker L3 Technologies. The difference between additions and deletions during the reporting period was due to spin offs.

1.	See page 5 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay S&P 500 Index Portfolio

Portfolio of Investments June 30, 2019 (Unaudited)

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 2.5%
Arconic, Inc.	35,468	$915,784
Boeing Co.	46,480	16,919,185
General Dynamics Corp.	24,121	4,385,680
Huntington Ingalls Industries, Inc.	3,691	829,515
L3 Technologies, Inc.	7,057	1,730,165
L3harris Technologies, Inc.	10,494	1,984,730
Lockheed Martin Corp.	21,835	7,937,896
Northrop Grumman Corp.	15,083	4,873,468
Raytheon Co.	24,743	4,302,313
Textron, Inc.	20,676	1,096,655
TransDigm Group, Inc. (a)	4,346	2,102,595
United Technologies Corp.	72,053	9,381,300

		56,459,286

Air Freight & Logistics 0.5%
C.H. Robinson Worldwide, Inc.	12,131	1,023,250
Expeditors International of Washington, Inc.	15,278	1,158,989
FedEx Corp.	21,296	3,496,590
United Parcel Service, Inc., Class B	61,961	6,398,713

		12,077,542

Airlines 0.4%
Alaska Air Group, Inc.	10,971	701,157
American Airlines Group, Inc.	35,169	1,146,861
Delta Air Lines, Inc.	52,919	3,003,153
Southwest Airlines Co.	43,416	2,204,664
United Continental Holdings, Inc. (a)	19,634	1,718,957

		8,774,792

Auto Components 0.1%
Aptiv PLC	22,903	1,851,249
BorgWarner, Inc.	18,411	772,894

		2,624,143

Automobiles 0.4%
Ford Motor Co.	348,098	3,561,043
General Motors Co.	117,176	4,514,791
Harley-Davidson, Inc.	14,130	506,278

		8,582,112

Banks 5.4%
Bank of America Corp.	785,494	22,779,326
BB&T Corp.	68,037	3,342,658
Citigroup, Inc.	205,417	14,385,352
Citizens Financial Group, Inc.	40,716	1,439,718
Comerica, Inc.	13,694	994,732
Fifth Third Bancorp	64,593	1,802,145
First Republic Bank	14,637	1,429,303
Huntington Bancshares, Inc.	92,956	1,284,652
JPMorgan Chase & Co.	288,164	32,216,735
KeyCorp	89,567	1,589,814
M&T Bank Corp.	12,136	2,063,970

	Shares	Value
Banks (continued)
People’s United Financial, Inc.	35,032	$587,837
PNC Financial Services Group, Inc.	40,102	5,505,203
Regions Financial Corp.	90,005	1,344,675
SunTrust Banks, Inc.	39,425	2,477,861
SVB Financial Group (a)	4,648	1,043,894
U.S. Bancorp	132,938	6,965,951
Wells Fargo & Co.	359,311	17,002,596
Zions Bancorp., N.A.	16,217	745,658

		119,002,080

Beverages 1.8%
Brown-Forman Corp., Class B	14,777	819,089
Coca-Cola Co.	341,065	17,367,030
Constellation Brands, Inc., Class A	14,853	2,925,150
Molson Coors Brewing Co., Class B	16,681	934,136
Monster Beverage Corp. (a)	34,766	2,219,114
PepsiCo., Inc.	124,524	16,328,832

		40,593,351

Biotechnology 2.1%
AbbVie, Inc.	131,320	9,549,590
Alexion Pharmaceuticals, Inc. (a)	19,919	2,608,991
Amgen, Inc.	54,181	9,984,475
Biogen, Inc. (a)	17,224	4,028,177
Celgene Corp. (a)	62,649	5,791,273
Gilead Sciences, Inc.	112,952	7,631,037
Incyte Corp. (a)	15,811	1,343,303
Regeneron Pharmaceuticals, Inc. (a)	6,986	2,186,618
Vertex Pharmaceuticals, Inc. (a)	22,751	4,172,078

		47,295,542

Building Products 0.3%
A.O. Smith Corp.	12,537	591,245
Allegion PLC	8,345	922,540
Fortune Brands Home & Security, Inc.	12,425	709,840
Johnson Controls International PLC	70,690	2,920,204
Masco Corp.	26,077	1,023,261

		6,167,090

Capital Markets 2.7%
Affiliated Managers Group, Inc.	4,548	419,053
Ameriprise Financial, Inc.	11,895	1,726,678
Bank of New York Mellon Corp.	78,252	3,454,826
BlackRock, Inc.	10,569	4,960,032
Cboe Global Markets, Inc.	9,923	1,028,320
Charles Schwab Corp.	105,544	4,241,813
CME Group, Inc.	31,799	6,172,504
E*TRADE Financial Corp.	21,735	969,381
Franklin Resources, Inc.	26,150	910,020
Goldman Sachs Group, Inc.	30,223	6,183,626
Intercontinental Exchange, Inc.	50,089	4,304,649
Invesco, Ltd.	35,584	728,049
Marketaxess Holdings, Inc.	3,498	1,124,327

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Moody’s Corp.	14,653	$2,861,877
Morgan Stanley	113,569	4,975,458
MSCI, Inc.	7,522	1,796,178
Nasdaq, Inc.	10,304	990,936
Northern Trust Corp.	19,336	1,740,240
Raymond James Financial, Inc.	11,224	948,989
S&P Global, Inc.	21,859	4,979,262
State Street Corp.	33,149	1,858,333
T. Rowe Price Group, Inc.	21,006	2,304,568

		58,679,119

Chemicals 2.0%
Air Products & Chemicals, Inc.	19,554	4,426,439
Albemarle Corp.	9,412	662,699
Celanese Corp.	11,247	1,212,427
CF Industries Holdings, Inc.	19,639	917,338
Corteva, Inc. (a)	66,517	1,966,908
Dow, Inc. (a)	66,518	3,280,002
DuPont de Nemours, Inc.	66,516	4,993,356
Eastman Chemical Co.	12,310	958,087
Ecolab, Inc.	22,532	4,448,718
FMC Corp.	11,695	970,100
International Flavors & Fragrances, Inc.	9,004	1,306,390
Linde PLC	48,214	9,681,371
LyondellBasell Industries N.V., Class A	26,975	2,323,357
Mosaic Co.	31,528	789,146
PPG Industries, Inc.	20,973	2,447,759
Sherwin-Williams Co.	7,216	3,307,021

		43,691,118

Commercial Services & Supplies 0.4%
Cintas Corp.	7,524	1,785,370
Copart, Inc. (a)	17,910	1,338,593
Republic Services, Inc.	19,140	1,658,290
Rollins, Inc.	13,092	469,610
Waste Management, Inc.	34,707	4,004,147

		9,256,010

Communications Equipment 1.2%
Arista Networks, Inc. (a)	4,696	1,219,176
Cisco Systems, Inc.	380,259	20,811,575
F5 Networks, Inc. (a)	5,302	772,130
Juniper Networks, Inc.	30,586	814,505
Motorola Solutions, Inc.	14,638	2,440,594

		26,057,980

Construction & Engineering 0.1%
Jacobs Engineering Group, Inc.	10,193	860,187
Quanta Services, Inc.	12,621	481,996

		1,342,183

	Shares	Value
Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,550	$1,277,110
Vulcan Materials Co.	11,734	1,611,196

		2,888,306

Consumer Finance 0.7%
American Express Co.	60,828	7,508,608
Capital One Financial Corp.	41,714	3,785,128
Discover Financial Services	28,757	2,231,256
Synchrony Financial	56,334	1,953,100

		15,478,092

Containers & Packaging 0.4%
Amcor PLC (a)	144,179	1,656,617
Avery Dennison Corp.	7,498	867,369
Ball Corp.	29,736	2,081,223
International Paper Co.	35,295	1,528,979
Packaging Corp. of America	8,394	800,116
Sealed Air Corp.	13,831	591,690
WestRock Co.	22,834	832,756

		8,358,750

Distributors 0.1%
Genuine Parts Co.	12,975	1,343,951
LKQ Corp. (a)	27,892	742,206

		2,086,157

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	18,059	529,129

Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B (a)	172,136	36,694,231
Jefferies Financial Group, Inc.	22,508	432,829

		37,127,060

Diversified Telecommunication Services 2.0%
AT&T, Inc.	648,284	21,723,997
CenturyLink, Inc.	85,231	1,002,316
Verizon Communications, Inc.	367,376	20,988,191

		43,714,504

Electric Utilities 2.0%
Alliant Energy Corp.	20,990	1,030,189
American Electric Power Co., Inc.	43,832	3,857,654
Duke Energy Corp.	64,673	5,706,746
Edison International	28,942	1,950,980
Entergy Corp.	16,871	1,736,532
Evergy, Inc.	21,684	1,304,293
Eversource Energy	28,524	2,160,978
Exelon Corp.	86,250	4,134,825
FirstEnergy Corp.	44,848	1,919,943
NextEra Energy, Inc.	42,544	8,715,564
Pinnacle West Capital Corp.	9,973	938,360
PPL Corp.	64,113	1,988,144
Southern Co.	92,458	5,111,078

10	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Xcel Energy, Inc.	45,718	$2,719,764

		43,275,050

Electrical Equipment 0.5%
AMETEK, Inc.	20,239	1,838,511
Eaton Corp. PLC	37,584	3,129,995
Emerson Electric Co.	54,596	3,642,645
Rockwell Automation, Inc.	10,514	1,722,509

		10,333,660

Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp., Class A	26,536	2,545,864
Corning, Inc.	69,710	2,316,463
FLIR Systems, Inc.	12,030	650,823
IPG Photonics Corp. (a)	3,163	487,893
Keysight Technologies, Inc. (a)	16,715	1,501,174
TE Connectivity, Ltd.	29,924	2,866,121

		10,368,338

Energy Equipment & Services 0.4%
Baker Hughes, a GE Co.	45,739	1,126,552
Halliburton Co.	77,635	1,765,420
Helmerich & Payne, Inc.	9,817	496,936
National Oilwell Varco, Inc.	34,282	762,089
Schlumberger, Ltd.	123,041	4,889,649
TechnipFMC PLC	37,414	970,519

		10,011,165

Entertainment 2.0%
Activision Blizzard, Inc.	68,044	3,211,677
Electronic Arts, Inc. (a)	26,351	2,668,302
Netflix, Inc. (a)	38,839	14,266,342
Take-Two Interactive Software, Inc. (a)	9,997	1,134,959
Viacom, Inc., Class B	31,414	938,336
Walt Disney Co.	155,072	21,654,254

		43,873,870

Equity Real Estate Investment Trusts 2.9%
Alexandria Real Estate Equities, Inc.	10,032	1,415,415
American Tower Corp.	39,265	8,027,729
Apartment Investment & Management Co., Class A	13,221	662,637
AvalonBay Communities, Inc.	12,383	2,515,978
Boston Properties, Inc.	13,726	1,770,654
Crown Castle International Corp.	36,931	4,813,956
Digital Realty Trust, Inc.	18,502	2,179,351
Duke Realty Corp.	31,928	1,009,244
Equinix, Inc.	7,468	3,766,038
Equity Residential	32,908	2,498,375
Essex Property Trust, Inc.	5,838	1,704,287
Extra Space Storage, Inc.	11,322	1,201,264
Federal Realty Investment Trust	6,654	856,769

	Shares	Value
Equity Real Estate Investment Trusts (continued)
HCP, Inc.	42,460	$1,357,871
Host Hotels & Resorts, Inc.	65,814	1,199,131
Iron Mountain, Inc.	25,483	797,618
Kimco Realty Corp.	37,490	692,815
Macerich Co.	9,409	315,107
Mid-America Apartment Communities, Inc.	10,126	1,192,438
Prologis, Inc.	56,033	4,488,243
Public Storage	13,333	3,175,521
Realty Income Corp.	27,965	1,928,746
Regency Centers Corp.	14,844	990,689
SBA Communications Corp. (a)	10,061	2,262,115
Simon Property Group, Inc.	27,448	4,385,093
SL Green Realty Corp.	7,490	601,971
UDR, Inc.	25,032	1,123,686
Ventas, Inc.	32,815	2,242,905
Vornado Realty Trust	15,420	988,422
Welltower, Inc.	35,971	2,932,716
Weyerhaeuser Co.	66,160	1,742,654

		64,839,438

Food & Staples Retailing 1.5%
Costco Wholesale Corp.	39,067	10,323,845
Kroger Co.	71,658	1,555,695
Sysco Corp.	42,004	2,970,523
Walgreens Boots Alliance, Inc.	69,035	3,774,144
Walmart, Inc.	124,257	13,729,156

		32,353,363

Food Products 1.1%
Archer-Daniels-Midland Co.	49,760	2,030,208
Campbell Soup Co.	17,121	686,038
Conagra Brands, Inc.	43,164	1,144,709
General Mills, Inc.	53,191	2,793,591
Hershey Co.	12,373	1,658,353
Hormel Foods Corp.	24,185	980,460
J.M. Smucker Co.	10,104	1,163,880
Kellogg Co.	22,080	1,182,826
Kraft Heinz Co.	55,267	1,715,488
Lamb Weston Holdings, Inc.	12,994	823,300
McCormick & Co., Inc.	10,878	1,686,199
Mondelez International, Inc., Class A	127,955	6,896,775
Tyson Foods, Inc., Class A	26,187	2,114,338

		24,876,165

Gas Utilities 0.0%‡
Atmos Energy Corp.	10,393	1,097,085

Health Care Equipment & Supplies 3.5%
Abbott Laboratories	156,712	13,179,479
ABIOMED, Inc. (a)	4,009	1,044,304
Align Technology, Inc. (a)	6,467	1,770,018
Baxter International, Inc.	42,146	3,451,757

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Becton Dickinson & Co.	23,960	$6,038,160
Boston Scientific Corp. (a)	123,532	5,309,405
Cooper Cos., Inc.	4,396	1,480,969
Danaher Corp.	55,966	7,998,661
DENTSPLY SIRONA, Inc.	20,784	1,212,954
Edwards Lifesciences Corp. (a)	18,521	3,421,570
Hologic, Inc. (a)	23,811	1,143,404
IDEXX Laboratories, Inc. (a)	7,640	2,103,521
Intuitive Surgical, Inc. (a)	10,255	5,379,260
Medtronic PLC	119,094	11,598,565
ResMed, Inc.	12,738	1,554,418
Stryker Corp.	27,508	5,655,095
Teleflex, Inc.	4,100	1,357,715
Varian Medical Systems, Inc. (a)	8,079	1,099,794
Zimmer Biomet Holdings, Inc.	18,192	2,141,926

		76,940,975

Health Care Providers & Services 2.6%
AmerisourceBergen Corp.	13,816	1,177,952
Anthem, Inc.	22,846	6,447,370
Cardinal Health, Inc.	26,477	1,247,067
Centene Corp. (a)	36,719	1,925,544
Cigna Corp. (a)	33,707	5,310,538
CVS Health Corp.	115,399	6,288,091
DaVita, Inc. (a)	11,234	632,025
HCA Healthcare, Inc.	23,718	3,205,962
Henry Schein, Inc. (a)	13,243	925,686
Humana, Inc.	11,995	3,182,273
Laboratory Corp. of America Holdings (a)	8,749	1,512,702
McKesson Corp.	16,875	2,267,831
Quest Diagnostics, Inc.	11,936	1,215,204
UnitedHealth Group, Inc.	84,420	20,599,324
Universal Health Services, Inc., Class B	7,363	960,062
WellCare Health Plans, Inc. (a)	4,469	1,273,978

		58,171,609

Health Care Technology 0.1%
Cerner Corp.	28,907	2,118,883

Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	35,568	1,655,690
Chipotle Mexican Grill, Inc. (a)	2,166	1,587,418
Darden Restaurants, Inc.	10,924	1,329,779
Hilton Worldwide Holdings, Inc.	25,856	2,527,165
Marriott International, Inc., Class A	24,551	3,444,260
McDonald’s Corp.	67,827	14,084,955
MGM Resorts International	45,333	1,295,164
Norwegian Cruise Line Holdings, Ltd. (a)	19,134	1,026,156
Royal Caribbean Cruises, Ltd.	15,271	1,850,998
Starbucks Corp.	107,591	9,019,354

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Wynn Resorts, Ltd.	8,607	$1,067,182
Yum! Brands, Inc.	27,179	3,007,900

		41,896,021

Household Durables 0.3%
D.R. Horton, Inc.	30,166	1,301,060
Garmin, Ltd.	10,772	859,606
Leggett & Platt, Inc.	11,660	447,394
Lennar Corp., Class A	25,355	1,228,703
Mohawk Industries, Inc. (a)	5,468	806,366
Newell Brands, Inc.	34,578	533,193
PulteGroup, Inc.	22,649	716,161
Whirlpool Corp.	5,626	800,917

		6,693,400

Household Products 1.7%
Church & Dwight Co., Inc.	21,872	1,597,968
Clorox Co.	11,314	1,732,287
Colgate-Palmolive Co.	76,262	5,465,698
Kimberly-Clark Corp.	30,539	4,070,238
Procter & Gamble Co.	222,816	24,431,774

		37,297,965

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	58,959	988,153
NRG Energy, Inc.	23,731	833,433

		1,821,586

Industrial Conglomerates 1.4%
3M Co.	51,204	8,875,701
General Electric Co.	774,673	8,134,067
Honeywell International, Inc.	64,645	11,286,371
Roper Technologies, Inc.	9,224	3,378,382

		31,674,521

Insurance 2.5%
Aflac, Inc.	66,221	3,629,573
Allstate Corp.	29,590	3,009,007
American International Group, Inc.	77,260	4,116,413
Aon PLC	21,365	4,123,018
Arthur J. Gallagher & Co.	16,456	1,441,381
Assurant, Inc.	5,460	580,835
Chubb, Ltd.	40,673	5,990,726
Cincinnati Financial Corp.	13,476	1,397,057
Everest Re Group, Ltd.	3,618	894,297
Hartford Financial Services Group, Inc.	32,112	1,789,281
Lincoln National Corp.	17,974	1,158,424
Loews Corp.	23,833	1,302,950
Marsh & McLennan Cos., Inc.	45,423	4,530,944
MetLife, Inc.	84,422	4,193,241
Principal Financial Group, Inc.	23,011	1,332,797
Progressive Corp.	51,876	4,146,449
Prudential Financial, Inc.	36,065	3,642,565

12	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Torchmark Corp.	8,985	$803,798
Travelers Cos., Inc.	23,266	3,478,732
Unum Group	18,822	631,478
Willis Towers Watson PLC	11,480	2,198,879

		54,391,845

Interactive Media & Services 4.6%
Alphabet, Inc. (a)
Class A	26,599	28,801,397
Class C	27,224	29,426,694
Facebook, Inc., Class A (a)	213,418	41,189,674
TripAdvisor, Inc. (a)	9,194	425,590
Twitter, Inc. (a)	64,864	2,263,754

		102,107,109

Internet & Direct Marketing Retail 3.7%
Amazon.com, Inc. (a)	36,737	69,566,285
Booking Holdings, Inc. (a)	3,846	7,210,135
eBay, Inc.	72,773	2,874,534
Expedia Group, Inc.	10,511	1,398,278

		81,049,232

IT Services 5.2%
Accenture PLC, Class A	56,659	10,468,883
Akamai Technologies, Inc. (a)	14,577	1,168,201
Alliance Data Systems Corp.	4,002	560,800
Automatic Data Processing, Inc.	38,661	6,391,823
Broadridge Financial Solutions, Inc.	10,317	1,317,275
Cognizant Technology Solutions Corp., Class A	50,570	3,205,632
DXC Technology Co.	23,830	1,314,224
Fidelity National Information Services, Inc.	28,766	3,529,013
Fiserv, Inc. (a)	34,860	3,177,838
FleetCor Technologies, Inc. (a)	7,656	2,150,188
Gartner, Inc. (a)	8,003	1,288,003
Global Payments, Inc.	13,919	2,228,849
International Business Machines Corp.	78,761	10,861,142
Jack Henry & Associates, Inc.	6,858	918,423
Mastercard, Inc., Class A	79,839	21,119,811
Paychex, Inc.	28,413	2,338,106
PayPal Holdings, Inc. (a)	104,370	11,946,190
Total System Services, Inc.	14,462	1,855,041
VeriSign, Inc. (a)	9,317	1,948,744
Visa, Inc., Class A	154,475	26,809,136
Western Union Co.	38,261	761,011

		115,358,333

Leisure Products 0.0%‡
Hasbro, Inc.	10,285	1,086,919

	Shares	Value
Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.	28,070	$2,095,987
Illumina, Inc. (a)	13,058	4,807,303
IQVIA Holdings, Inc. (a)	14,016	2,255,174
Mettler-Toledo International, Inc. (a)	2,203	1,850,520
PerkinElmer, Inc.	9,853	949,238
Thermo Fisher Scientific, Inc.	35,530	10,434,450
Waters Corp. (a)	6,171	1,328,246

		23,720,918

Machinery 1.5%
Caterpillar, Inc.	50,800	6,923,532
Cummins, Inc.	12,871	2,205,317
Deere & Co.	28,159	4,666,228
Dover Corp.	12,910	1,293,582
Flowserve Corp.	11,649	613,786
Fortive Corp.	26,195	2,135,416
Illinois Tool Works, Inc.	26,624	4,015,165
Ingersoll-Rand PLC	21,422	2,713,525
PACCAR, Inc.	30,775	2,205,337
Parker-Hannifin Corp.	11,395	1,937,264
Pentair PLC	14,048	522,586
Snap-On, Inc.	4,921	815,114
Stanley Black & Decker, Inc.	13,461	1,946,595
Wabtec Corp. (b)	14,371	1,031,263
Xylem, Inc.	15,984	1,336,902

		34,361,612

Media 1.4%
CBS Corp., Class B	31,264	1,560,074
Charter Communications, Inc., Class A (a)	15,281	6,038,745
Comcast Corp., Class A	402,343	17,011,062
Discovery, Inc. (a)
Class A (b)	14,021	430,445
Class C	32,028	911,197
DISH Network Corp., Class A (a)	20,496	787,251
Fox Corp. (a)
Class A	31,477	1,153,317
Class B	14,423	526,872
Interpublic Group of Cos., Inc.	34,381	776,667
News Corp.
Class A	34,247	461,992
Class B	10,995	153,490
Omnicom Group, Inc.	19,557	1,602,696

		31,413,808

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	128,860	1,496,065
Newmont Goldcorp Corp.	72,808	2,800,924
Nucor Corp.	27,074	1,491,777

		5,788,766

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Multi-Utilities 1.1%
Ameren Corp.	21,816	$1,638,600
CenterPoint Energy, Inc.	44,609	1,277,156
CMS Energy Corp.	25,206	1,459,679
Consolidated Edison, Inc.	29,056	2,547,630
Dominion Energy, Inc.	71,274	5,510,906
DTE Energy Co.	16,275	2,081,247
NiSource, Inc.	33,143	954,518
Public Service Enterprise Group, Inc.	44,897	2,640,841
Sempra Energy	24,374	3,349,963
WEC Energy Group, Inc.	28,020	2,336,027

		23,796,567

Multiline Retail 0.5%
Dollar General Corp.	22,947	3,101,516
Dollar Tree, Inc. (a)	21,104	2,266,359
Kohl’s Corp.	14,393	684,387
Macy’s, Inc.	27,438	588,819
Nordstrom, Inc.	9,342	297,636
Target Corp.	45,511	3,941,708

		10,880,425

Oil, Gas & Consumable Fuels 4.5%
Anadarko Petroleum Corp.	44,604	3,147,258
Apache Corp.	33,393	967,395
Cabot Oil & Gas Corp.	37,601	863,319
Chevron Corp.	169,214	21,056,990
Cimarex Energy Co.	9,011	534,623
Concho Resources, Inc.	17,819	1,838,564
ConocoPhillips	100,394	6,124,034
Devon Energy Corp.	36,882	1,051,875
Diamondback Energy, Inc.	13,750	1,498,337
EOG Resources, Inc.	51,550	4,802,398
Exxon Mobil Corp.	375,850	28,801,385
Hess Corp.	22,642	1,439,352
HollyFrontier Corp.	13,956	645,884
Kinder Morgan, Inc.	172,937	3,610,925
Marathon Oil Corp.	72,656	1,032,442
Marathon Petroleum Corp.	58,861	3,289,153
Noble Energy, Inc.	42,481	951,574
Occidental Petroleum Corp.	66,447	3,340,955
ONEOK, Inc.	36,665	2,522,919
Phillips 66	37,102	3,470,521
Pioneer Natural Resources Co.	14,961	2,301,899
Valero Energy Corp.	37,064	3,173,049
Williams Cos., Inc.	107,642	3,018,282

		99,483,133

Personal Products 0.2%
Coty, Inc., Class A	26,699	357,767
Estee Lauder Cos., Inc., Class A	19,478	3,566,616

		3,924,383

	Shares	Value
Pharmaceuticals 4.5%
Allergan PLC	27,372	$4,582,894
Bristol-Myers Squibb Co.	145,302	6,589,445
Eli Lilly & Co.	76,753	8,503,465
Johnson & Johnson	235,849	32,849,049
Merck & Co., Inc.	228,707	19,177,082
Mylan N.V. (a)	45,789	871,822
Nektar Therapeutics (a)	15,484	550,921
Perrigo Co. PLC	11,113	529,201
Pfizer, Inc.	493,169	21,364,081
Zoetis, Inc.	42,520	4,825,595

		99,843,555

Professional Services 0.3%
Equifax, Inc.	10,733	1,451,531
IHS Markit, Ltd. (a)	32,314	2,059,048
Nielsen Holdings PLC	31,578	713,663
Robert Half International, Inc.	10,524	599,973
Verisk Analytics, Inc.	14,539	2,129,382

		6,953,597

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	27,780	1,425,114

Road & Rail 1.0%
CSX Corp.	68,285	5,283,210
J.B. Hunt Transport Services, Inc.	7,727	706,325
Kansas City Southern	8,935	1,088,462
Norfolk Southern Corp.	23,626	4,709,371
Union Pacific Corp.	62,877	10,633,129

		22,420,497

Semiconductors & Semiconductor Equipment 3.7%
Advanced Micro Devices, Inc. (a)	78,784	2,392,670
Analog Devices, Inc.	32,846	3,707,328
Applied Materials, Inc.	83,155	3,734,491
Broadcom, Inc.	35,163	10,122,021
Intel Corp.	397,693	19,037,564
KLA-Tencor Corp.	14,357	1,696,998
Lam Research Corp.	13,318	2,501,653
Maxim Integrated Products, Inc.	24,200	1,447,644
Microchip Technology, Inc. (b)	21,136	1,832,491
Micron Technology, Inc. (a)	98,307	3,793,667
NVIDIA Corp.	54,098	8,884,515
Qorvo, Inc. (a)	10,584	705,000
QUALCOMM, Inc.	107,991	8,214,875
Skyworks Solutions, Inc.	15,341	1,185,399
Texas Instruments, Inc.	83,341	9,564,213
Xilinx, Inc.	22,556	2,659,804

		81,480,333

Software 6.7%
Adobe, Inc. (a)	43,345	12,771,604
ANSYS, Inc. (a)	7,455	1,526,933
Autodesk, Inc. (a)	19,509	3,178,016

14	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software (continued)
Cadence Design Systems, Inc. (a)	24,964	$1,767,701
Citrix Systems, Inc.	11,111	1,090,434
Fortinet, Inc. (a)	12,894	990,646
Intuit, Inc.	23,029	6,018,169
Microsoft Corp.	680,691	91,185,366
Oracle Corp.	215,550	12,279,884
Red Hat, Inc. (a)	15,790	2,964,731
salesforce.com, Inc. (a)	68,981	10,466,487
Symantec Corp.	54,915	1,194,950
Synopsys, Inc. (a)	13,315	1,713,507

		147,148,428

Specialty Retail 2.3%
Advance Auto Parts, Inc.	6,373	982,334
AutoZone, Inc. (a)	2,179	2,395,745
Best Buy Co., Inc.	20,638	1,439,088
CarMax, Inc. (a)	14,763	1,281,871
Foot Locker, Inc.	9,977	418,236
Gap, Inc.	18,802	337,872
Home Depot, Inc.	97,739	20,326,780
L Brands, Inc.	20,374	531,761
Lowe’s Cos., Inc.	69,547	7,017,988
O’Reilly Automotive, Inc. (a)	6,953	2,567,882
Ross Stores, Inc.	32,640	3,235,277
Tiffany & Co.	9,598	898,757
TJX Cos., Inc.	107,722	5,696,339
Tractor Supply Co.	10,717	1,166,010
Ulta Beauty, Inc. (a)	4,933	1,711,208

		50,007,148

Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	388,280	76,848,378
Hewlett Packard Enterprise Co.	118,957	1,778,407
HP, Inc.	133,804	2,781,785
NetApp, Inc.	21,939	1,353,636
Seagate Technology PLC	22,379	1,054,499
Western Digital Corp.	26,027	1,237,584
Xerox Corp.	17,359	614,682

		85,668,971

Textiles, Apparel & Luxury Goods 0.7%
Capri Holdings, Ltd. (a)	13,408	464,990
Hanesbrands, Inc.	32,109	552,917
NIKE, Inc., Class B	111,635	9,371,758
PVH Corp.	6,655	629,829
Ralph Lauren Corp.	4,636	526,603
Tapestry, Inc.	25,773	817,777
Under Armour, Inc. (a)
Class A	16,701	423,371
Class C	17,256	383,083
VF Corp.	28,929	2,526,948

		15,697,276

	Shares	Value
Tobacco 0.8%
Altria Group, Inc.	166,195	$7,869,333
Philip Morris International, Inc.	138,203	10,853,082

		18,722,415

Trading Companies & Distributors 0.2%
Fastenal Co.	50,839	1,656,843
United Rentals, Inc. (a)	6,985	926,421
W.W. Grainger, Inc.	3,989	1,069,969

		3,653,233

Water Utilities 0.1%
American Water Works Co., Inc.	16,036	1,860,176

Total Common Stocks (c) (Cost $860,746,039)		2,170,671,233

Short-Term Investments 1.7%
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund, 2.03% (d)	480,516	480,516

Total Affiliated Investment Company (Cost $480,516)		480,516

	Principal Amount
U.S. Government & Federal Agencies 1.7%
United States Treasury Bills (e)
2.045%, due 7/5/19	$600,000	599,866
2.054%, due 7/5/19	800,000	799,820
2.072%, due 10/3/19	500,000	497,268
2.094%, due 10/3/19	200,000	198,907
2.099%, due 10/3/19	400,000	397,814
2.146%, due 10/3/19	1,100,000	1,093,990
2.154%, due 10/3/19	100,000	99,454
2.188%, due 7/5/19	400,000	399,904
2.204%, due 7/5/19	5,300,000	5,298,722
2.255%, due 7/5/19	1,600,000	1,599,605
2.26%, due 7/25/19 (f)	300,000	299,556
2.272%, due 7/5/19	300,000	299,925
2.274%, due 7/5/19	700,000	699,826
2.282%, due 7/5/19	1,300,000	1,299,675
2.313%, due 7/5/19	300,000	299,924
2.317%, due 7/5/19	1,100,000	1,099,721
2.318%, due 7/25/19 (f)	200,000	199,696
2.319%, due 7/5/19	400,000	399,899
2.332%, due 7/5/19	1,200,000	1,199,694
2.334%, due 7/5/19	600,000	599,847
2.386%, due 7/5/19	500,000	499,870
2.404%, due 7/5/19	800,000	799,790
2.408%, due 7/5/19	600,000	599,842
2.411%, due 7/5/19	800,000	799,790
2.413%, due 7/5/19	400,000	399,895

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Bills (continued)
2.415%, due 7/5/19	$2,600,000	$2,599,315
2.416%, due 7/5/19	700,000	699,815
2.418%, due 7/5/19	100,000	99,974
2.419%, due 7/25/19 (f)	3,000,000	2,995,257
2.42%, due 7/5/19	1,000,000	999,736
2.422%, due 7/5/19	100,000	99,974
2.423%, due 7/5/19	300,000	299,921
2.424%, due 7/5/19	1,600,000	1,599,577
2.425%, due 7/5/19	4,600,000	4,598,785
2.427%, due 7/5/19	1,000,000	999,735
2.429%, due 7/5/19	1,200,000	1,199,682
2.43%, due 7/5/19	200,000	199,947

Total U.S. Government & Federal Agencies (Cost $36,874,116)		36,874,018

Total Short-Term Investments (Cost $37,354,632)		37,354,534

Total Investments (Cost $898,100,671)	100.0%	2,208,025,767
Other Assets, Less Liabilities	(0.0)‡	(453,795)
Net Assets	100.0%	$2,207,571,972
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $3,149,230 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $3,212,682 (See Note 2(I)).

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.0% of net assets.

(d)	Current yield as of June 30, 2019.

(e)	Interest rate shown represents yield to maturity.

(f)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

As of June 30, 2019, the Portfolio held the following futures contracts:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
Long Contracts
S&P 500 Index Mini	244	September 2019	$35,747,882	$35,919,240	$171,358

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2019.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$2,170,671,233	$—	$—	$2,170,671,233
Short-Term Investments
Affiliated Investment Company	480,516	—	—	480,516
U.S. Government & Federal Agencies	—	36,874,018	—	36,874,018

Total Short-Term Investments	480,516	36,874,018	—	37,354,534

Total Investments in Securities	2,171,151,749	36,874,018	—	2,208,025,767

Other Financial Instruments
Futures Contracts (b)	171,358	—	—	171,358

Total Investments in Securities and Other Financial Instruments	$2,171,323,107	$36,874,018	$—	$2,208,197,125

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

16	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $897,620,155) including securities on loan of $3,149,230	$2,207,545,251
Investment in affiliated investment company, at value (identified cost $480,516)	480,516
Receivables:
Dividends	1,765,473
Portfolio shares sold	625,729
Variation margin on futures contracts	167,002
Securities lending	736
Other assets	9,866

Total assets	2,210,594,573

Liabilities
Due to custodian	397,781
Payables:
Investment securities purchased	1,124,362
Portfolio shares redeemed	882,548
Manager (See Note 3)	243,185
NYLIFE Distributors (See Note 3)	232,599
Shareholder communication	64,819
Professional fees	46,812
Custodian	16,974
Trustees	2,503
Accrued expenses	11,018

Total liabilities	3,022,601

Net assets	$2,207,571,972

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,924
Additional paid-in capital	841,240,901

841,279,825
Total distributable earnings (loss)	1,366,292,147

Net assets	$2,207,571,972

Initial Class
Net assets applicable to outstanding shares	$1,049,160,070

Shares of beneficial interest outstanding	18,411,360

Net asset value per share outstanding	$56.98

Service Class
Net assets applicable to outstanding shares	$1,158,411,902

Shares of beneficial interest outstanding	20,512,931

Net asset value per share outstanding	$56.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$21,585,296
Interest	655,499
Securities lending	55,260
Dividends-affiliated	15,536

Total income	22,311,591

Expenses
Manager (See Note 3)	1,710,323
Distribution/Service—Service Class (See Note 3)	1,331,586
Professional fees	85,688
Shareholder communication	71,627
Trustees	26,263
Custodian	17,530
Miscellaneous	42,825

Total expenses before waiver/reimbursement	3,285,842
Expense waiver/reimbursement from Manager (See Note 3)	(243,844)

Net expenses	3,041,998

Net investment income (loss)	19,269,593

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	(273,657)
Futures transactions	7,097,052

Net realized gain (loss) on investments and futures transactions	6,823,395

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	326,507,596
Futures contracts	1,354,163

Net change in unrealized appreciation (depreciation) on investments and futures contracts	327,861,759

Net realized and unrealized gain (loss) on investments and futures transactions	334,685,154

Net increase (decrease) in net assets resulting from operations	$353,954,747

18	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,269,593	$37,758,154
Net realized gain (loss) on investments and futures contracts	6,823,395	12,120,271
Net change in unrealized appreciation (depreciation) on investments and futures contracts	327,861,759	(147,972,517)

Net increase (decrease) in net assets resulting from operations	353,954,747	(98,094,092)

Distributions to shareholders:
Initial Class	—	(36,895,690)
Service Class	—	(30,790,988)

Total distributions to shareholders	—	(67,686,678)

Capital share transactions:
Net proceeds from sale of shares	133,092,760	364,267,496
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	67,686,678
Cost of shares redeemed	(201,917,917)	(397,688,197)

Increase (decrease) in net assets derived from capital share transactions	(68,825,157)	34,265,977

Net increase (decrease) in net assets	285,129,590	(131,514,793)

Net Assets
Beginning of period	1,922,442,382	2,053,957,175

End of period	$2,207,571,972	$1,922,442,382

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$48.11		$52.02	$44.05	$41.29	$41.99	$37.58

Net investment income (loss) (a)	0.52		1.04	0.80	0.70	0.70	0.66

Net realized and unrealized gain (loss) on investments	8.35		(3.15)	8.60	4.02	(0.29)	4.34

Total from investment operations	8.87		(2.11)	9.40	4.72	0.41	5.00

Less dividends and distributions:

From net investment income	—		(0.78)	(0.70)	(0.70)	(0.60)	(0.59)

From net realized gain on investments	—		(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	—		(1.80)	(1.43)	(1.96)	(1.11)	(0.59)

Net asset value at end of period	$56.98		$48.11	$52.02	$44.05	$41.29	$41.99

Total investment return (b)	18.44%		(4.52%)	21.49%	11.62%	1.10%	13.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.93	%††	1.95%	1.65%	1.66%	1.67%	1.68%

Net expenses (c)	0.16	%††	0.16%	0.22%	0.28%	0.27%	0.28%

Expenses (before waiver/reimbursement) (c)	0.18	%††	0.19%	0.23%	0.28%	0.27%	0.28%

Portfolio turnover rate	6%		9%	3%	3%	3%	3%

Net assets at end of period (in 000’s)	$1,049,160		$1,001,911	$1,156,346	$899,633	$1,017,929	$890,188

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$47.74		$51.66	$43.80	$41.08	$41.79	$37.44

Net investment income (loss) (a)	0.45		0.90	0.67	0.59	0.60	0.56

Net realized and unrealized gain (loss) on investments	8.28		(3.13)	8.54	4.00	(0.28)	4.30

Total from investment operations	8.73		(2.23)	9.21	4.59	0.32	4.86

Less dividends and distributions:

From net investment income	—		(0.67)	(0.62)	(0.61)	(0.52)	(0.51)

From net realized gain on investments	—		(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	—		(1.69)	(1.35)	(1.87)	(1.03)	(0.51)

Net asset value at end of period	$56.47		$47.74	$51.66	$43.80	$41.08	$41.79

Total investment return (b)	18.29%		(4.76%)	21.19%	11.34%	0.85%	13.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.68	%††	1.70%	1.40%	1.41%	1.42%	1.43%

Net expenses (c)	0.41	%††	0.41%	0.47%	0.53%	0.52%	0.53%

Expenses (before waiver/reimbursement) (c)	0.43	%††	0.44%	0.48%	0.53%	0.52%	0.53%

Portfolio turnover rate	6%		9%	3%	3%	3%	3%

Net assets at end of period (in 000’s)	$1,158,412		$920,531	$897,611	$613,011	$476,730	$423,009

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay S&P 500 Index Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

21

Notes to Financial Statements (Unaudited) (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective Net Asset Value (“NAV”) as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the

22	MainStay VP MacKay S&P 500 Index Portfolio

Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures

23

Notes to Financial Statements (Unaudited) (continued)

contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $3,149,230 and received non-cash collateral in the form of U.S. Treasury securities with a value of $3,212,682.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$171,358	$171,358

Total Fair Value		$171,358	$171,358

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$7,097,052	$7,097,052

Total Realized Gain (Loss)		$7,097,052	$7,097,052

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$1,354,163	$1,354,163

Total Change in Unrealized Appreciation (Depreciation)		$1,354,163	$1,354,163

24	MainStay VP MacKay S&P 500 Index Portfolio

Average Notional Amount

	Equity Contracts Risk	Total

Futures Contracts Long	$46,460,545	$46,460,545

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.16% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio. During the six-month period ended June 30, 2019, the effective management fee rate was 0.16% (exclusive of any applicable waivers/reimbursements).

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,710,323 and waived fees/reimbursed expenses in the amount of $243,844, and paid the Subadvisor in the amount of $733,239.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$782	$164,321	$(164,622)	$—	$—	$481	$16	$—	481

25

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$917,684,828	$1,331,891,687	$(41,550,748)	$1,290,340,939

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$41,885,167	$25,801,511

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $114,884 and $128,035, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	299,389	$16,221,871
Shares redeemed	(2,711,903)	(149,678,620)

Net increase (decrease)	(2,412,514)	$(133,456,749)

Year ended December 31, 2018:
Shares sold	3,258,166	$174,397,749
Shares issued to shareholders in reinvestment of dividends and distributions	665,728	36,895,690
Shares redeemed	(5,327,906)	(279,065,069)

Net increase (decrease)	(1,404,012)	$(67,771,630)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	2,197,682	$116,870,889
Shares redeemed	(966,810)	(52,239,297)

Net increase (decrease)	1,230,872	$64,631,592

Year ended December 31, 2018:
Shares sold	3,592,164	$189,869,747
Shares issued to shareholders in reinvestment of dividends and distributions	559,584	30,790,988
Shares redeemed	(2,243,764)	(118,623,128)

Net increase (decrease)	1,907,984	$102,037,607

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

26	MainStay VP MacKay S&P 500 Index Portfolio

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, the plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to the plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. While the District Court’s dismissal of the intentional fraudulent conveyance claim was not immediately appealable, the Trustee asked the District Court to enter judgment immediately so that an appeal could be taken. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit. The court stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation. On March 27, 2019, the court held a telephone conference and decided to allow the plaintiff to file a motion for leave to amend. On April 4, 2019, the plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to the plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. The court denied leave to amend the complaint on April 23, 2019. On June 13, 2019, the court entered judgment pursuant to Rule 54(b), which would permit an appeal of the court’s dismissal of the claim against the shareholder defendants.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP MacKay S&P 500 Index Portfolio	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

27

Notes to Financial Statements (Unaudited) (continued)

Note 11–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay VP MacKay S&P 500 Index Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

29

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781637	MSVPSP10-08/19 (NYLIAC) NI529

MainStay VP MacKay Unconstrained

Bond Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	4/29/2011	4.68%	4.10%	2.17%	3.80%	0.75%
Service Class Shares	4/29/2011	4.55	3.84	1.92	3.54	1.00

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Bloomberg Barclays U.S. Aggregate Bond Index[3]	6.11%	7.87%	2.95%	3.28%
ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[4]	1.43	2.60	1.12	0.82
Morningstar Nontraditional Bond Category Average[5]	4.46	3.58	2.14	2.09

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Portfolio has selected the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$1,046.80	$3.81	$1,021.08	$3.76	0.75%

Service Class Shares	$1,000.00	$1,045.50	$5.07	$1,019.84	$5.01	1.00%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP MacKay Unconstrained Bond Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–4.50%, due 8/1/48–2/1/49

2.	United States Treasury Inflation—Indexed Notes, 0.75%–0.875%, due 7/15/28–1/15/29

3.	Bank of America Corp., 3.004%–8.57%, due 7/29/19–4/24/28

4.	Citigroup, Inc., 2.35%–6.30%, due 8/2/21–7/1/26

5.	Morgan Stanley, 3.591%–5.45%, due 10/15/19–7/22/28

6.	Goldman Sachs Group, Inc., 2.30%–6.75%, due 12/13/19–10/1/37
7.	Caterpillar Financial Services Corp., 2.10%–2.90%, due 1/10/20–3/15/21

8.	Government National Mortgage Association, 3.00%, due 1/16/40–6/20/49

9.	Wells Fargo & Co., 2.60%–5.90%, due 7/22/20–10/23/26

10.	Ford Motor Credit Co. LLC., 2.681%–8.125%, due 1/9/2020–2/15/23

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Joseph Cantwell, Shu-Yang Tan, Matt Jacob, Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP MacKay Unconstrained Bond Portfolio returned 4.68% for Initial Class shares and 4.55% for Service Class shares. Over the same period, both share classes underperformed the 6.11% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Portfolio’s primary benchmark. For the six months ended June 30, 2019, both share classes outperformed the 1.43% return of the ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index, which is the Portfolio’s secondary benchmark, and the 4.46% return of the Morningstar Nontraditional Bond Category Average, which is an additional benchmark of the Portfolio.1

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio held overweight exposure to spread product2 relative to the Bloomberg Barclays U.S. Aggregate Bond Index, a position that was beneficial to returns on both an absolute and relative basis. However, the Portfolio also maintained a lower duration3 profile than the primary benchmark, which detracted from relative returns as yields on U.S. Treasury securities declined and longer maturity bonds outperformed.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

Throughout the reporting period, we used futures and swaps to manage the Portfolio’s duration profile. Although we extended the duration of the Portfolio during the reporting period, it remained below the duration of the primary benchmark, which detracted from relative performance.

What was the Portfolio’s duration strategy during the reporting period?

We extended the Portfolio’s duration from 1 year to 1.4 years during the reporting period. However, the Portfolio’s duration remained below the 5.7-year duration of the Bloomberg Barclays U.S. Aggregate Bond Index as of June 30, 2019.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

There were no specific factors or risks that prompted any changes to the Portfolio during the reporting period. That said, we did continue to reduce the Portfolio’s exposure to bank loans, shifting those assets into additional exposure to agency mortgage securities. This move improved the overall credit quality and liquidity of the Portfolio’s holdings.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

The strongest positive contributor to the Portfolio’s absolute performance during the reporting period was spread product, specifically investment-grade credit, high-yield corporate bonds, bank loans and emerging-market debt. (Contributions take weightings and total returns into account.) Emerging markets benefited from renewed risk appetites sparked by dovish central banks.

Securitized assets, including residential mortgage-backed securities and consumer-related asset-backed securities, were the weakest contributors to the Portfolio’s absolute performance during the same period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period we took advantage of tighter spreads within the credit markets to trim our positions in investment-grade credit, high-yield as well as bank loans. To diversify the fund as well as decrease volatility, we added to the portfolio’s positions in agency mortgages, and CMBS and ABS.

How did the Portfolio’s sector weightings change during the reporting period?

As mentioned earlier, the Portfolio reduced its exposure to bank loans and increased its exposure to agency mortgage securities during the reporting period. By doing so, the Portfolio improved the liquidity and overall credit quality of its holdings in an environment of tightening spreads.

1.	See page 5 for more information on benchmark and peer group returns.
2.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP MacKay Unconstrained Bond Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio held overweight exposure relative to the Bloomberg Barclays U.S. Aggregate Bond Index in investment-grade corporate bonds, high-yield bonds and bank loans. As of the same date, the Portfolio held underweight positions in U.S. Treasury securities and agency mortgage securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Long-Term Bonds 100.5%† Asset-Backed Securities 4.1%
Auto Floor Plan Asset-Backed Securities 0.8%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$4,530,000	$4,858,147
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 3.06% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	4,085,000	4,093,055

		8,951,202

Automobile Asset-Backed Securities 0.5%
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A4 3.15%, due 7/22/24	3,290,000	3,364,382
World Omni Auto Receivables Trust Series 2019-A, Class A3 3.04%, due 5/15/24	2,430,000	2,485,060

		5,849,442

Credit Cards 1.4%
American Express Credit Account Master Trust
Series 2018-9, Class A 2.82% (1 Month LIBOR + 0.38%), due 4/15/26 (b)	1,970,000	1,971,777
Series 2019-1, Class A 2.87%, due 10/15/24	2,135,000	2,182,275
Capital One Multi-Asset Execution Trust Series 2019-A1, Class A1 2.84%, due 12/15/24	3,445,000	3,511,469
Citibank Credit Card Issuance Trust Series 2018-A2, Class A2 2.771% (1 Month LIBOR + 0.33%), due 1/20/25 (b)	4,945,000	4,941,508
Discover Card Execution Note Trust Series 2019-A1, Class A1 3.04%, due 7/15/24	2,505,000	2,565,798

		15,172,827

Home Equity 0.0%‡
First NLC Trust Series 2007-1, Class A1 2.50% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	71,775	45,207
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 2.48% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	19,110	8,871

	Principal Amount	Value
Home Equity (continued)
Morgan Stanley ABS Capital I Trust Series 2007-HE4, Class A2A 2.54% (1 Month LIBOR + 0.11%), due 2/25/37 (b)	$19,322	$8,984

		63,062

Other Asset-Backed Securities 1.4%
CNH Equipment Trust Series 2019-B, Class A4 2.64%, due 5/15/26	4,405,000	4,483,127
Daimler Trucks Retail Trust Series 2019-1, Class A3 2.77%, due 8/15/22 (a)	3,140,000	3,168,518
Dell Equipment Finance Trust Series 2018-2, Class A3 3.37%, due 10/22/23 (a)	4,080,000	4,150,690
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 2.53% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	25,586	18,390
Verizon Owner Trust Series 2019-A, Class A1A 2.93%, due 9/20/23	2,950,000	3,001,944

		14,822,669

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.971% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	58,032	57,784

Total Asset-Backed Securities (Cost $44,064,053)		44,916,986

Convertible Bonds 0.0%‡
Health Care—Products 0.0%‡
Danaher Corp. (zero coupon), due 1/22/21	1,000	5,458

Total Convertible Bonds (Cost $1,571)		5,458

Corporate Bonds 72.4%
Advertising 0.1%
Lamar Media Corp. 5.00%, due 5/1/23	900,000	915,750

Aerospace & Defense 0.3%
Harris Corp. 4.40%, due 6/15/28	3,270,000	3,572,975

10	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Agriculture 0.7%
Altria Group, Inc. 3.80%, due 2/14/24 (c)	$3,400,000	$3,544,225
Bunge, Ltd. Finance Corp. 3.50%, due 11/24/20	4,435,000	4,476,338

		8,020,563

Airlines 1.4%
American Airlines Pass-Through Trust
Series 2015-2, Class AA, 3.60%, due 3/22/29	857,922	885,890
Series 2015-2, Class A 4.00%, due 3/22/29	428,963	444,963
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23	556,524	590,305
Series 2004-ERJ1 9.558%, due 3/1/21	216	216
Series 2005-ERJ1 9.798%, due 10/1/22	136,870	142,549
Delta Air Lines, Inc. Series 2019-1, Class AA 3.204%, due 10/25/25	3,695,000	3,826,684
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	4,193,840	4,251,296
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	1,164,204	1,283,069
Series 2010-1, Class A 6.25%, due 10/22/24	797,819	868,347
United Airlines, Inc.
Series 2014-2, Class B 4.625%, due 3/3/24	1,176,939	1,211,188
Series 2007-1, Pass Through Trust 6.636%, due 1/2/24	1,765,532	1,875,348

		15,379,855

Apparel 0.2%
VF Corp. 3.50%, due 9/1/21	2,185,000	2,240,707

Auto Manufacturers 2.6%
Daimler Finance North America LLC (a)
2.30%, due 1/6/20	5,000,000	4,993,143
3.115% (3 Month LIBOR + 0.55%), due 5/4/21 (b)	2,335,000	2,335,386
Ford Motor Credit Co. LLC
2.681%, due 1/9/20	5,675,000	5,671,536
3.753% (3 Month LIBOR + 1.235%), due 2/15/23 (b)	1,230,000	1,193,746

	Principal Amount		Value
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC (continued)
4.25%, due 9/20/22		$900,000	$923,063
8.125%, due 1/15/20		1,584,000	1,628,845
General Motors Financial Co., Inc. 3.45%, due 4/10/22		4,000,000	4,056,682
Toyota Motor Credit Corp. 1.95%, due 4/17/20 (c)		4,300,000	4,291,744
Volkswagen Group of America Finance LLC 3.875%, due 11/13/20 (a)		3,100,000	3,165,870

			28,260,015

Auto Parts & Equipment 0.4%
LKQ European Holdings B.V. 3.625%, due 4/1/26 (a)	EUR	2,835,000	3,399,337
ZF North America Capital, Inc. 4.00%, due 4/29/20 (a)		$740,000	743,755

			4,143,092

Banks 15.4%
Bank of America Corp.
3.004%, due 12/20/23 (d)		6,566,000	6,686,456
3.499%, due 5/17/22 (d)		6,150,000	6,268,521
3.50%, due 4/19/26		6,165,000	6,455,877
3.705%, due 4/24/28 (d)		1,695,000	1,780,940
5.797%, due 7/29/19 (e)		2,010,000	2,003,890
6.30%, due 3/10/26 (d)(e)		1,810,000	2,020,503
8.57%, due 11/15/24		455,000	573,215
Bank of New York Mellon Corp. 2.661%, due 5/16/23 (d)		3,715,000	3,745,109
Barclays Bank PLC
5.14%, due 10/14/20		4,249,000	4,369,634
Series Reg S 10.00%, due 5/21/21	GBP	401,000	585,134
Barclays PLC 5.20%, due 5/12/26		$1,725,000	1,808,785
BB&T Corp.
2.75%, due 4/1/22		4,790,000	4,847,981
3.05%, due 6/20/22		1,880,000	1,920,355
Capital One Financial Corp. 5.55%, due 6/1/20 (c)(d)(e)		2,365,000	2,405,371
Citibank N.A. 3.165%, due 2/19/22 (d)		4,200,000	4,252,576
Citigroup, Inc.
2.35%, due 8/2/21		4,801,000	4,797,914
3.569% (3 Month LIBOR + 1.25%), due 7/1/26 (b)		10,035,000	10,106,269
5.50%, due 9/13/25 (c)		2,710,000	3,069,595
6.30%, due 5/15/24 (d)(e)		4,290,000	4,456,237
Citizens Bank N.A. 2.55%, due 5/13/21		1,145,000	1,148,388

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Citizens Financial Group, Inc.
4.15%, due 9/28/22 (a)	$1,450,000	$1,499,192
4.30%, due 12/3/25 (c)	2,550,000	2,698,000
Discover Bank
7.00%, due 4/15/20	1,005,000	1,039,317
8.70%, due 11/18/19	420,000	429,310
Goldman Sachs Group, Inc.
2.30%, due 12/13/19	2,100,000	2,099,084
2.876%, due 10/31/22 (c)(d)	2,300,000	2,319,029
3.625%, due 1/22/23	2,813,000	2,918,357
3.688% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	3,075,000	3,031,967
5.25%, due 7/27/21	1,900,000	2,008,212
6.75%, due 10/1/37	1,828,000	2,390,932
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,910,000	3,958,456
Huntington National Bank 3.55%, due 10/6/23	1,445,000	1,512,730
JPMorgan Chase & Co. 3.54%, due 5/1/28 (d)	6,265,000	6,521,235
Lloyds Banking Group PLC
2.907%, due 11/7/23 (d)	1,160,000	1,161,927
4.582%, due 12/10/25	2,500,000	2,608,671
Morgan Stanley
3.591%, due 7/22/28 (d)	1,645,000	1,712,856
3.625%, due 1/20/27	4,350,000	4,565,483
3.875%, due 4/29/24	6,015,000	6,375,028
3.875%, due 1/27/26 (c)	400,000	425,205
4.875%, due 11/1/22	1,931,000	2,066,493
5.00%, due 11/24/25	3,840,000	4,251,173
5.45%, due 10/15/19 (d)(e)	2,125,000	2,119,687
PNC Bank N.A. 2.45%, due 11/5/20	2,740,000	2,746,192
Royal Bank of Canada 2.50%, due 1/19/21	3,860,000	3,876,395
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	2,239,000	2,376,149
6.00%, due 12/19/23	205,000	223,255
6.125%, due 12/15/22	970,000	1,046,513
Santander Holdings USA, Inc. 3.40%, due 1/18/23	5,055,000	5,129,509
Santander UK Group Holdings PLC 3.571%, due 1/10/23	2,030,000	2,065,310
Santander UK PLC 2.125%, due 11/3/20	3,000,000	2,985,178
U.S. Bank N.A. 2.812% (3 Month LIBOR + 0.29%), due 5/21/21 (b)(c)	5,115,000	5,118,096
Wells Fargo & Co.
2.60%, due 7/22/20	5,215,000	5,232,152

	Principal Amount	Value
Banks (continued)
Wells Fargo & Co. (continued)
3.00%, due 10/23/26	$1,640,000	$1,656,961
5.875%, due 6/15/25 (d)(e)	595,000	646,789
5.90%, due 6/15/24 (d)(e)	3,270,000	3,421,237
Westpac Banking Corp. 2.798% (3 Month LIBOR + 0.28%), due 5/15/20 (b)	2,710,000	2,715,111

		170,253,941

Beverages 1.6%
Anheuser-Busch InBev Worldwide, Inc.
4.15%, due 1/23/25	915,000	991,149
4.75%, due 1/23/29	1,833,000	2,080,833
Constellation Brands, Inc. 4.25%, due 5/1/23	2,985,000	3,176,118
Diageo Capital PLC 2.76% (3 Month LIBOR + 0.24%), due 5/18/20 (b)	5,020,000	5,022,937
Molson Coors Brewing Co. 2.10%, due 7/15/21	3,129,000	3,108,148
PepsiCo, Inc. 2.00%, due 4/15/21	3,450,000	3,449,055

		17,828,240

Biotechnology 0.3%
Biogen, Inc. 3.625%, due 9/15/22	3,560,000	3,674,565

Building Materials 0.4%
Masco Corp. 7.125%, due 3/15/20	142,000	146,079
Standard Industries, Inc. (a)
4.75%, due 1/15/28	970,000	962,725
5.375%, due 11/15/24	3,680,000	3,808,800

		4,917,604

Chemicals 1.7%
Air Liquide Finance S.A. (a)
1.375%, due 9/27/19	2,780,000	2,771,959
1.75%, due 9/27/21	1,895,000	1,871,999
Ashland LLC 4.75%, due 8/15/22	2,525,000	2,638,625
Braskem Netherlands Finance B.V. (a)
3.50%, due 1/10/23	2,300,000	2,306,900
4.50%, due 1/10/28	2,025,000	2,048,288
Eastman Chemical Co. 2.70%, due 1/15/20	1,536,000	1,535,498
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (a)	2,200,000	2,189,022
W.R. Grace & Co. 5.125%, due 10/1/21 (a)	2,915,000	3,024,312

		18,386,603

12	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 1.1%
Herc Holdings, Inc. 5.50%, due 7/15/27 (a)	$2,435,000	$2,450,219
Herc Rentals, Inc. 7.75%, due 6/1/24 (a)(f)	2,888,000	3,058,970
IHS Markit, Ltd.
4.125%, due 8/1/23	2,175,000	2,261,130
4.75%, due 2/15/25 (a)	3,105,000	3,330,423
Service Corp. International 5.375%, due 5/15/24	530,000	545,237

		11,645,979

Computers 1.4%
Apple, Inc. 1.55%, due 8/4/21	3,840,000	3,802,841
Dell International LLC / EMC Corp. (a)
4.90%, due 10/1/26	3,695,000	3,855,195
6.02%, due 6/15/26	625,000	689,489
Hewlett Packard Enterprise Co.
3.60%, due 10/15/20	2,000,000	2,026,316
4.40%, due 10/15/22	1,560,000	1,645,541
International Business Machines Corp. 1.90%, due 1/27/20	3,255,000	3,248,475

		15,267,857

Cosmetics & Personal Care 0.5%
Estee Lauder Cos., Inc. 1.80%, due 2/7/20 (f)	2,050,000	2,042,725
Unilever Capital Corp. 1.80%, due 5/5/20	3,500,000	3,486,830

		5,529,555

Distribution & Wholesale 0.3%
H&E Equipment Services, Inc. 5.625%, due 9/1/25	3,000,000	3,085,500

Diversified Financial Services 2.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.45%, due 12/16/21	2,200,000	2,284,310
4.625%, due 10/30/20	3,585,000	3,676,080
Air Lease Corp.
2.125%, due 1/15/20	2,215,000	2,209,685
2.625%, due 7/1/22	2,155,000	2,155,464
2.75%, due 1/15/23	1,040,000	1,039,696
Ally Financial, Inc.
3.75%, due 11/18/19	1,395,000	1,397,790
5.75%, due 11/20/25	3,570,000	3,948,956
8.00%, due 11/1/31	80,000	105,737
Discover Financial Services 3.85%, due 11/21/22	300,000	312,841

	Principal Amount	Value
Diversified Financial Services (continued)
Protective Life Global Funding (a)
1.555%, due 9/13/19	$1,200,000	$1,197,751
2.161%, due 9/25/20	3,420,000	3,413,799
Springleaf Finance Corp. 6.125%, due 3/15/24	880,000	946,000
Synchrony Financial 4.50%, due 7/23/25	1,810,000	1,900,193

		24,588,302

Diversified/Conglomerate Service 0.1%
Vantiv LLC / Vanity Issuer Corp. 4.375%, due 11/15/25 (a)	1,325,000	1,376,344

Electric 3.6%
AEP Transmission Co. LLC 3.10%, due 12/1/26 (c)	3,360,000	3,414,022
Appalachian Power Co. 3.30%, due 6/1/27	1,400,000	1,426,166
Baltimore Gas & Electric Co. 2.40%, due 8/15/26	3,260,000	3,192,764
Berkshire Hathaway Energy Co. 2.375%, due 1/15/21	1,700,000	1,704,654
CMS Energy Corp.
3.875%, due 3/1/24	1,705,000	1,785,886
5.05%, due 3/15/22	1,350,000	1,436,453
Consolidated Edison Co. of New York, Inc. 2.749% (3 Month LIBOR + 0.40%), due 6/25/21 (b)	1,000,000	1,002,503
Consolidated Edison, Inc. 2.00%, due 3/15/20	2,090,000	2,083,034
Duquesne Light Holdings, Inc. (a)
5.90%, due 12/1/21	1,494,000	1,594,500
6.40%, due 9/15/20	3,435,000	3,582,926
Entergy Arkansas LLC 3.50%, due 4/1/26	960,000	1,001,679
Evergy, Inc. 4.85%, due 6/1/21	1,455,000	1,506,979
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	1,675,000	1,797,747
Florida Power & Light Co. 2.75%, due 6/1/23	2,155,000	2,195,467
MidAmerican Energy Co. 3.10%, due 5/1/27	4,500,000	4,622,519
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,635,000	2,682,295
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	627,605
WEC Energy Group, Inc.
3.10%, due 3/8/22	2,165,000	2,200,667
4.631% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	1,860,340	1,534,781

		39,392,647

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electronics 0.1%
Honeywell International, Inc. 1.40%, due 10/30/19	$990,000	$987,082

Entertainment 0.8%
Eldorado Resorts, Inc.
6.00%, due 4/1/25	3,417,000	3,592,121
7.00%, due 8/1/23	2,395,000	2,502,775
International Game Technology PLC 6.25%, due 2/15/22 (a)	2,595,000	2,740,969

		8,835,865

Environmental Controls 0.6%
Republic Services, Inc. 4.75%, due 5/15/23	3,665,000	3,956,129
Waste Management, Inc.
2.40%, due 5/15/23	505,000	506,712
4.60%, due 3/1/21	1,800,000	1,859,673

		6,322,514

Food 2.6%
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	1,775,000	1,922,325
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (a)	2,151,000	2,170,487
Kroger Co. 1.50%, due 9/30/19	2,805,000	2,797,588
Mondelez International Holdings Netherlands B.V. (a)
1.625%, due 10/28/19	3,060,000	3,049,235
2.00%, due 10/28/21	3,355,000	3,324,143
Nestle Holdings, Inc. 3.10%, due 9/24/21 (a)	4,990,000	5,093,759
Smithfield Foods, Inc. (a)
2.70%, due 1/31/20	4,725,000	4,715,181
3.35%, due 2/1/22	1,805,000	1,800,504
Sysco Corp. 3.30%, due 7/15/26	1,735,000	1,781,019
Tyson Foods, Inc. 2.65%, due 8/15/19	1,660,000	1,660,276

		28,314,517

Forest Products & Paper 0.6%
Georgia-Pacific LLC
5.40%, due 11/1/20 (a)	4,000,000	4,157,409
8.00%, due 1/15/24	2,180,000	2,693,451

		6,850,860

Health Care—Products 1.7%
Abbott Laboratories 3.40%, due 11/30/23 (c)	3,540,000	3,690,855

	Principal Amount	Value
Health Care—Products (continued)
Baxter International, Inc. 2.60%, due 8/15/26	$6,085,000	$6,026,100
Becton Dickinson & Co.
2.675%, due 12/15/19	4,575,000	4,576,445
3.363%, due 6/6/24	2,245,000	2,312,198
Stryker Corp. 2.625%, due 3/15/21	1,500,000	1,506,461
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,190,000	1,191,482

		19,303,541

Health Care—Services 0.5%
Laboratory Corporation of America Holdings 2.625%, due 2/1/20	6,010,000	6,013,716

Home Builders 0.9%
D.R. Horton, Inc. 4.375%, due 9/15/22	3,350,000	3,488,775
KB Home 8.00%, due 3/15/20	1,925,000	1,987,948
Lennar Corp. 4.50%, due 11/15/19	1,300,000	1,304,875
MDC Holdings, Inc. 5.625%, due 2/1/20	1,072,000	1,080,040
Toll Brothers Finance Corp. 5.875%, due 2/15/22	2,475,000	2,629,687

		10,491,325

Housewares 0.2%
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	1,960,000	1,989,400

Insurance 3.0%
Jackson National Life Global Funding 2.20%, due 1/30/20 (a)	2,055,000	2,053,432
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (a)	2,695,000	2,849,037
Lincoln National Corp. 4.883% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	7,583,000	6,199,103
MassMutual Global Funding II (a)
2.50%, due 10/17/22	3,670,000	3,698,784
2.95%, due 1/11/25	2,995,000	3,060,355
Metropolitan Life Global Funding I 3.45%, due 10/9/21 (a)	2,610,000	2,671,384
Oil Insurance, Ltd. 5.301% (3 Month LIBOR + 2.982%), due 9/30/19 (a)(b)(e)	1,648,000	1,590,082
Pricoa Global Funding I 2.55%, due 11/24/20 (a)	2,025,000	2,032,867

14	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	$5,550,000	$5,552,674
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,330,045
Prudential Financial, Inc. 5.625%, due 6/15/43 (d)	1,245,000	1,316,538

		33,354,301

Internet 2.0%
Booking Holdings, Inc. 3.60%, due 6/1/26	2,875,000	3,031,599
Expedia Group, Inc.
3.80%, due 2/15/28	2,245,000	2,285,162
5.00%, due 2/15/26	315,000	343,109
GrubHub Holdings, Inc. 5.50%, due 7/1/27 (a)	1,350,000	1,385,600
Match Group, Inc. 5.00%, due 12/15/27 (a)	1,775,000	1,859,135
Tencent Holdings, Ltd. 3.80%, due 2/11/25 (a)	5,450,000	5,683,293
VeriSign, Inc. 4.625%, due 5/1/23	3,670,000	3,729,821
Weibo Corp. 3.50%, due 7/5/24	1,625,000	1,631,742
Zayo Group LLC / Zayo Capital, Inc. 5.75%, due 1/15/27 (a)	2,090,000	2,129,459

		22,078,920

Iron & Steel 0.8%
AK Steel Corp. 7.625%, due 10/1/21 (c)	2,860,000	2,817,100
ArcelorMittal 4.55%, due 3/11/26	3,205,000	3,387,683
Vale Overseas, Ltd. 6.25%, due 8/10/26	2,780,000	3,157,941

		9,362,724

Leisure Time 0.3%
NCL Corp., Ltd. 4.75%, due 12/15/21 (a)	807,000	818,096
Royal Caribbean Cruises, Ltd. 2.65%, due 11/28/20	2,630,000	2,636,702

		3,454,798

Lodging 0.8%
Boyd Gaming Corp. 6.375%, due 4/1/26	1,000	1,058
Marriott International, Inc.
3.75%, due 10/1/25	4,205,000	4,376,613
7.15%, due 12/1/19	1,334,000	1,357,625

	Principal Amount	Value
Lodging (continued)
MGM Resorts International
6.00%, due 3/15/23	$2,300,000	$2,492,625
6.625%, due 12/15/21	475,000	513,000

		8,740,921

Machinery—Construction & Mining 1.1%
Caterpillar Financial Services Corp.
2.10%, due 1/10/20	5,790,000	5,783,514
2.90%, due 3/15/21	6,385,000	6,458,565

		12,242,079

Machinery—Diversified 0.7%
CNH Industrial Capital LLC
4.375%, due 4/5/22	3,550,000	3,686,994
4.875%, due 4/1/21	4,355,000	4,505,422

		8,192,416

Media 2.6%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22 (c)	2,770,000	2,910,643
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	1,385,000	1,410,969
Comcast Corp.
3.30%, due 10/1/20	3,000,000	3,041,128
5.70%, due 7/1/19	3,000,000	3,000,000
Grupo Televisa S.A.B. 5.25%, due 5/24/49	1,735,000	1,800,072
Sirius XM Radio, Inc. (a)
3.875%, due 8/1/22	2,545,000	2,551,363
5.375%, due 7/15/26	3,000,000	3,108,750
Sky, Ltd. 3.75%, due 9/16/24 (a)	1,105,000	1,174,171
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	876,895
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (a)	5,335,000	5,483,366
Virgin Media Secured Finance PLC 5.25%, due 1/15/26 (a)	2,785,000	2,853,817

		28,211,174

Mining 0.3%
Anglo American Capital PLC 4.125%, due 4/15/21 (a)	3,300,000	3,375,546

Miscellaneous—Manufacturing 0.6%
Siemens Financieringsmaatschappij N.V. (a)
2.15%, due 5/27/20	1,480,000	1,477,751
2.70%, due 3/16/22	2,485,000	2,511,083

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
Textron Financial Corp. 4.253% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	$3,720,000	$2,901,600

		6,890,434

Oil & Gas 2.7%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	6,555,000	3,096,911
Concho Resources, Inc. 4.30%, due 8/15/28	2,900,000	3,122,625
Gazprom Via Gaz Capital S.A. 7.288%, due 8/16/37 (a)	2,500,000	3,154,060
Marathon Petroleum Corp. 5.125%, due 12/15/26	5,755,000	6,287,359
Murphy Oil USA, Inc. 6.00%, due 8/15/23	4,348,000	4,467,570
Petrobras Global Finance B.V. 7.375%, due 1/17/27	2,538,000	2,903,472
Petroleos Mexicanos 6.75%, due 9/21/47	4,990,000	4,443,595
Valero Energy Corp. 4.00%, due 4/1/29	2,250,000	2,355,664

		29,831,256

Packaging & Containers 1.2%
Ball Corp. 5.00%, due 3/15/22	4,240,000	4,457,300
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, due 7/15/23 (a)	4,215,000	4,294,031
Sealed Air Corp. 4.875%, due 12/1/22 (a)	1,875,000	1,966,406
WestRock RKT Co. 4.00%, due 3/1/23	2,230,000	2,316,612

		13,034,349

Pharmaceuticals 2.2%
Allergan Funding SCS 3.45%, due 3/15/22	4,165,000	4,252,527
Bausch Health Cos., Inc. 5.50%, due 11/1/25 (a)	4,590,000	4,785,075
Bristol-Myers Squibb Co. 3.40%, due 7/26/29 (a)	3,280,000	3,433,968
Eli Lilly & Co. 2.35%, due 5/15/22	1,700,000	1,713,131
Novartis Capital Corp. 1.80%, due 2/14/20	2,850,000	2,841,379
Syneos Health, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (a)	3,095,000	3,234,275

	Principal Amount	Value
Pharmaceuticals (continued)
Takeda Pharmaceutical Co., Ltd. 3.80%, due 11/26/20 (a)	$1,460,000	$1,486,488
Zoetis, Inc.
2.96% (3 Month LIBOR + 0.44%), due 8/20/21 (b)	1,655,000	1,642,722
3.25%, due 8/20/21	1,045,000	1,061,177

		24,450,742

Pipelines 0.8%
Enterprise Products Operating LLC
3.125%, due 7/31/29	2,345,000	2,350,064
4.20%, due 1/31/50	545,000	557,281
MPLX, L.P.
4.00%, due 3/15/28	2,500,000	2,589,119
4.125%, due 3/1/27	1,780,000	1,863,229
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	818,000	885,973
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	950,000	963,157

		9,208,823

Private Equity 0.6%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.
6.00%, due 8/1/20	4,445,000	4,451,668
6.25%, due 5/15/26 (a)	2,440,000	2,473,550

		6,925,218

Real Estate 0.1%
Realogy Group LLC / Realogy Co-Issuer Corp. 5.25%, due 12/1/21 (a)	640,000	614,400

Real Estate Investment Trusts 2.0%
American Tower Corp. 3.00%, due 6/15/23 (c)	5,000,000	5,048,497
Boston Properties, L.P. 3.20%, due 1/15/25	4,800,000	4,899,983
Crown Castle International Corp. 3.40%, due 2/15/21	1,255,000	1,272,143
Equinix, Inc.
5.75%, due 1/1/25	2,000,000	2,082,000
5.875%, due 1/15/26	2,275,000	2,408,656
ESH Hospitality, Inc. 5.25%, due 5/1/25 (a)	5,145,000	5,267,194
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	337,035
Iron Mountain, Inc. 6.00%, due 8/15/23	340,000	349,350

		21,664,858

16	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Retail 1.6%
Alimentation Couche-Tard, Inc. (a)
2.35%, due 12/13/19	$3,035,000	$3,031,601
2.70%, due 7/26/22	1,650,000	1,653,252
CVS Health Corp. 3.083% (3 Month LIBOR + 0.63%), due 3/9/20 (b)	3,550,000	3,558,614
Darden Restaurants, Inc. 3.85%, due 5/1/27	2,025,000	2,091,990
Dollar General Corp. 3.25%, due 4/15/23 (c)	4,115,000	4,226,942
QVC, Inc. 4.85%, due 4/1/24	455,000	470,776
Starbucks Corp. 4.45%, due 8/15/49	2,065,000	2,261,228

		17,294,403

Semiconductors 0.5%
Broadcom, Inc. 3.625%, due 10/15/24 (a)	2,470,000	2,482,278
NXP B.V. / NXP Funding LLC (a)
4.625%, due 6/15/22	1,755,000	1,838,362
4.625%, due 6/1/23	1,065,000	1,122,617

		5,443,257

Software 1.6%
First Data Corp. 5.00%, due 1/15/24 (a)	2,103,000	2,154,523
Fiserv, Inc.
2.75%, due 7/1/24	1,135,000	1,145,115
3.20%, due 7/1/26	720,000	734,890
Microsoft Corp.
1.85%, due 2/6/20 (c)	4,520,000	4,510,312
3.30%, due 2/6/27	2,055,000	2,183,600
MSCI, Inc. 5.75%, due 8/15/25 (a)	4,005,000	4,205,250
PTC, Inc. 6.00%, due 5/15/24 (c)	2,569,000	2,691,027

		17,624,717

Special Purpose Entity 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (a)	3,260,000	3,302,578

Telecommunications 3.4%
AT&T, Inc.
3.20%, due 3/1/22	4,275,000	4,365,996
3.616% (3 Month LIBOR + 1.18%), due 6/12/24 (b)(c)	2,890,000	2,926,336
Cisco Systems, Inc. 1.85%, due 9/20/21	1,060,000	1,053,776
CommScope Technologies LLC 5.00%, due 3/15/27 (a)	1,600,000	1,392,000

	Principal Amount	Value
Telecommunications (continued)
CommScope, Inc. 5.00%, due 6/15/21 (a)	$1,563,000	$1,559,092
Crown Castle Towers LLC (a)
3.72%, due 7/15/43	1,550,000	1,595,170
4.241%, due 7/15/48	3,755,000	4,036,993
Hughes Satellite Systems Corp. 5.25%, due 8/1/26	540,000	554,850
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (a)	4,750,000	4,928,125
T-Mobile USA, Inc.
4.50%, due 2/1/26	2,245,000	2,298,319
6.00%, due 3/1/23	1,200,000	1,227,000
6.50%, due 1/15/26	1,235,000	1,335,109
Telefonica Emisiones SAU
4.57%, due 4/27/23	1,781,000	1,925,947
5.462%, due 2/16/21	279,000	292,350
5.877%, due 7/15/19 (c)	3,625,000	3,629,218
Verizon Communications, Inc.
3.618% (3 Month LIBOR + 1.10%), due 5/15/25 (b)	2,455,000	2,486,547
5.15%, due 9/15/23	1,722,000	1,922,743

		37,529,571

Textiles 0.4%
Cintas Corp. No 2 2.90%, due 4/1/22	3,805,000	3,869,699

Transportation 0.5%
United Parcel Service, Inc. 2.50%, due 4/1/23	4,965,000	5,018,479

Total Corporate Bonds (Cost $786,333,866)		799,304,577

Loan Assignments 8.8% (b)
Advertising 1.2%
Las Vegas Sands LLC 2018 Term Loan B 4.152% (1 Month LIBOR + 1.75%), due 3/27/25	5,095,500	5,055,546
Outfront Media Capital LLC 2017 Term Loan B 4.421% (1 Month LIBOR + 2.00%), due 3/18/24	5,362,500	5,343,506
Syneos Health, Inc. 2018 Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 8/1/24	3,133,674	3,118,658

		13,517,710

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Loan Assignments (continued)
Chemicals, Plastics & Rubber 0.4%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B3 4.08% (3 Month LIBOR + 1.75%), due 6/1/24	$4,320,878	$4,266,867

Commercial Services 0.2%
Global Payments Inc. 2018 Term Loan B3 4.152% (1 Month LIBOR + 1.75%), due 4/21/23	1,837,700	1,834,747
KAR Auction Services, Inc. Term Loan B4 4.625% (3 Month LIBOR + 2.25%), due 3/11/21	412,787	411,755
ServiceMaster Co. 2016 Term Loan B 4.902% (1 Month LIBOR + 2.50%), due 11/8/23	460,299	459,628

		2,706,130

Diversified/Conglomerate Service 0.4%
Worldpay, LLC 2018 1st Lien Term Loan B4 4.132% (1 Week LIBOR + 1.75%), due 8/9/24	1,386,325	1,384,906
2018 1st Lien Term Loan B4 4.151% (1 Month LIBOR + 1.75%), due 8/9/24	2,617,988	2,615,310

		4,000,216

Environmental Controls 0.4%
GFL Environmental, Inc. 2018 Term Loan B 5.402% (1 Month LIBOR + 3.00%), due 5/30/25	3,911,583	3,842,152

Food 0.1%
Post Holdings, Inc. 2017 Series A Incremental Term Loan 4.404% (1 Month LIBOR + 2.00%), due 5/24/24	1,577,352	1,568,620

Food—Wholesale 0.5%
U.S. Foods, Inc. 2016 Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 6/27/23	5,116,750	5,079,290

	Principal Amount	Value
Hand & Machine Tools 0.3%
Milacron LLC Amended Term Loan B 4.902% (1 Month LIBOR + 2.50%), due 9/28/23	$3,142,867	$3,056,438

Health Care—Services 0.3%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.08% (3 Month LIBOR + 2.75%), due 6/7/23	3,592,507	3,429,346

Health Services 0.4%
ExamWorks Group, Inc. 2017 Term Loan 5.652% (1 Month LIBOR + 3.25%), due 7/27/23	4,498,246	4,492,623

Household Products & Wares 0.2%
Prestige Brands, Inc. Term Loan B4 4.402% (1 Month LIBOR + 2.00%), due 1/26/24	2,385,799	2,370,888

Internet 0.2%
Match Group, Inc. 2017 Term Loan B 4.904% (1 Month LIBOR + 2.50%), due 11/16/22	1,859,375	1,859,375

Leisure Time 0.3%
Bombardier Recreational Products, Inc. 2016 Term Loan B 4.40% (1 Month LIBOR + 2.00%), due 5/23/25	3,051,938	3,003,616

Lodging 0.5%
Boyd Gaming Corp. Term Loan B3 4.622% (1 Week LIBOR + 2.25%), due 9/15/23	450,854	448,205
Hilton Worldwide Finance LLC Term Loan B2 4.154% (1 Month LIBOR + 1.75%), due 10/25/23	4,271,113	4,270,579
MGM Growth Properties Operating Partnership, L.P. 2016 Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 3/21/25	967,500	961,108

		5,679,892

18	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Machinery—Diversified 0.1%
Zebra Technologies Corp. 2018 Term Loan B 4.181% (1 Month LIBOR + 1.75%), due 10/27/21	$1,428,793	$1,429,983

Media 0.4%
Nielsen Finance LLC Term Loan B4 4.412% (1 Month LIBOR + 2.00%), due 10/4/23	2,940,000	2,909,024
Virgin Media Bristol LLC Term Loan K 4.894% (1 Month LIBOR + 2.50%), due 1/15/26	1,225,000	1,220,066

		4,129,090

Packaging & Containers 0.1%
Berry Global, Inc. 2018 Term Loan S 4.162% (3 Month LIBOR + 1.75%), due 2/8/20	1,478,431	1,476,122

Semiconductors 0.2%
ON Semiconductor Corp. 2018 1st Lien Term Loan B 4.152% (1 Month LIBOR + 1.75%), due 3/31/23	1,886,148	1,858,380

Software 0.6%
First Data Corp. 2024 Term Loan 4.404% (1 Month LIBOR + 2.00%), due 4/26/24	2,315,868	2,313,293
IQVIA, Inc. 2018 USD Term Loan B3 4.152% (1 Month LIBOR + 1.75%), due 6/11/25	3,811,500	3,788,360

		6,101,653

Support Services 1.0%
Advanced Disposal Services, Inc. Term Loan B3 4.635% (1 Week LIBOR + 2.25%), due 11/10/23	5,567,989	5,557,165
Change Healthcare Holdings, Inc. 2017 Term Loan B 5.152% (1 Month LIBOR + 2.75%), due 3/1/24	5,860,370	5,808,277

		11,365,442

	Principal Amount	Value
Telecommunications 0.9%
Level 3 Financing, Inc. 2017 Term Loan B 4.652% (1 Month LIBOR + 2.25%), due 2/22/24	$5,875,000	$5,822,372
SBA Senior Finance II LLC 2018 Term Loan B 4.41% (1 Month LIBOR + 2.00%), due 4/11/25	4,234,269	4,175,387

		9,997,759

Transportation 0.2%
XPO Logistics, Inc. 2018 Term Loan B 4.402% (1 Month LIBOR + 2.00%), due 2/24/25	2,477,254	2,455,016

Total Loan Assignments (Cost $97,947,889)		97,686,608

Mortgage-Backed Securities 5.9%
Agency (Collateralized Mortgage Obligations) 1.6%
Federal Home Loan Mortgage Corporation REMIC Series 4888, Class BA 3.50%, due 9/15/48	2,221,077	2,312,331
Federal National Mortgage Association Series 2019-25, Class PA 3.00%, due 5/25/48	2,726,093	2,784,347
Government National Mortgage Association
Series 2014-91, Class MA 3.00%, due 1/16/40	3,191,230	3,273,183
Series 2019-29, Class CB 3.00%, due 10/20/48	2,252,832	2,296,536
Series 2019-43, Class PL 3.00%, due 4/20/49	2,607,757	2,658,390
Series 2019-74, Class AT 3.00%, due 6/20/49	3,709,000	3,797,803

		17,122,590

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.6%
BX Commercial Mortgage Trust Series 2018-IND, Class A 3.144% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(b)	3,029,221	3,031,708
FREMF Mortgage Trust (a)(g)
Series 2013-K33, Class B 3.615%, due 8/25/46	3,090,000	3,210,628
Series 2013-K35, Class B 4.074%, due 8/25/23	2,375,000	2,513,778

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GS Mortgage Securities Trust
Series 2019-GC40, Class A4 3.16%, due 7/10/52 (h)	$2,699,000	$2,783,209
Series 2019-BOCA, Class A 3.65% (1 Month LIBOR + 1.20%), due 6/15/38 (a)(b)	4,660,000	4,663,052
Hawaii Hotel Trust Series 2019-MAUI, Class A 3.544% (1 Month LIBOR + 1.15%), due 5/15/38 (a)(b)	2,480,000	2,482,344
Hudson Yards Mortgage Trust Series 2019-30HY, Class A 3.228%, due 7/10/39 (a)(h)	2,600,000	2,675,660
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-AON, Class A 4.128%, due 7/5/31 (a)	3,643,000	3,896,589
Series 2013-C16, Class A4 4.166%, due 12/15/46	2,380,000	2,551,220
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	3,250,000	3,372,109
Wells Fargo Commercial Mortgage Trust (a)(g)
Series 2018-1745, Class A 3.874%, due 6/15/36	3,450,000	3,696,065
Series 2018-AUS, Class A 4.194%, due 8/17/36	4,200,000	4,592,855
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 4.992%, due 7/25/36 (g)	11,835	12,013

		39,481,230

Whole Loan (Collateralized Mortgage Obligations) 0.7%
Chase Home Lending Mortgage Trust Series 2019-ATR1, Class A4 4.00%, due 4/25/49 (a)(i)	3,631,623	3,694,842
Federal Home Loan Mortgage Corporation Series 2019-1, Class A1 3.50%, due 5/25/29	2,446,879	2,544,975
JP Morgan Mortgage Trust Series 2019-1, Class A3 4.00%, due 5/25/49 (a)(i)	1,921,093	1,963,396

		8,203,213

Total Mortgage-Backed Securities (Cost $63,381,061)		64,807,033

	Principal Amount	Value
U.S. Government & Federal Agencies 9.3%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.2%
4.00%, due 2/1/49	$2,523,908	$2,619,326

Federal National Mortgage Association (Mortgage Pass-Through Securities) 4.7%
3.00%, due 10/1/48	3,364,549	3,400,661
3.50%, due 1/29/48 TBA (j)	14,396,000	14,718,223
4.00%, due 8/1/48	14,868,052	15,453,060
4.00%, due 2/1/49	5,644,501	5,854,418
4.50%, due 1/1/49	11,254,031	11,818,327

		51,244,689

United States Treasury Inflation—Indexed Notes 4.4% (k)
0.75%, due 7/15/28	12,188,993	12,699,122
0.875%, due 1/15/29	34,054,821	35,844,779

		48,543,901

Total U.S. Government & Federal Agencies (Cost $99,397,957)		102,407,916

Total Long-Term Bonds (Cost $1,091,126,397)		1,109,128,578

	Shares
Common Stocks 0.0%‡
Software 0.0%‡
salesforce.com, Inc. (l)	1,267	192,242

Total Common Stocks (Cost $146,797)		192,242

Short-Term Investments 2.6%
Affiliated Investment Company 1.3%
MainStay U.S. Government Liquidity Fund, 2.03% (m)	13,654,411	13,654,411

Total Affiliated Investment Company (Cost $13,654,411)		13,654,411

Unaffiliated Investment Company 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (m)(n)	1,400,338	1,400,338

Total Unaffiliated Investment Company (Cost $1,400,338)		1,400,338

20	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
U.S. Governments 1.2%
United States Treasury Bills 2.103%, due 7/23/19 (o)	$13,540,000	$13,522,868

Total U.S. Governments (Cost $13,522,868)		13,522,868

Total Short-Term Investments (Cost $28,577,617)		28,577,617

Total Investments, Before Investments Sold Short (Cost $1,119,850,811)	103.1%	1,137,898,437

Investments Sold Short (1.8%)
Corporate Bonds Sold Short (1.8%)
Health Care Providers & Services (0.5%)
Davita, Inc. 5.00%, due 5/1/25	(3,015,000)	(2,976,559)
Mylan N.V. 3.95%, due 6/15/26	(3,175,000)	(3,070,188)

		(6,046,747)

Internet & Direct Marketing Retail (0.8%)
Netflix, Inc. 4.375%, due 11/15/26	(8,495,000)	(8,688,686)

Semiconductors & Semiconductor Equipment (0.5%)
Amkor Technology, Inc. 6.625%, due 9/15/27 (a)	(5,050,000)	(5,018,943)

Total Investments Sold Short (Proceeds $19,310,069)		(19,754,376)

Total Investments, Net of Investments Sold Short (Cost $1,100,540,742)	101.3%	1,118,144,061
Other Assets, Less Liabilities	(1.3)	(14,478,022)
Net Assets	100.0%	$1,103,666,039

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of June 30, 2019.

(c)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(O)).

(d)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2019.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $1,371,351 and the Portfolio received cash collateral with a value of $1,400,338 (See Note 2(P)).

(g)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2019.

(h)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of June 30, 2019, the total market value of fair valued securities was $5,458,869, which represented 0.5% of the Portfolio’s net assets.

(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(j)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2019, the total net market value of these securities was $14,718,223, which represented 1.3% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(k)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(l)	Non-income producing security.

(m)	Current yield as of June 30, 2019.

(n)	Represents security purchased with cash collateral received for securities on loan.

(o)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

Foreign Currency Forward Contracts

As of June 30, 2019, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	705,842	GBP	543,000	JPMorgan Chase Bank N.A.	8/1/19	$15,219
Total unrealized appreciation						15,219
USD	3,461,954	EUR	3,071,000	JPMorgan Chase Bank N.A.	8/1/19	(38,761)
Total unrealized depreciation						(38,761)
Net unrealized depreciation						$(23,542)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of June 30, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Euro Bund	19	September 2019	$3,651,475	$3,732,031	$80,556
United States Treasury Ultra Bond	13	September 2019	2,184,335	2,308,312	123,977

Total Long Contracts					204,533

Short Contracts
2-Year United States Treasury Note	(106)	September 2019	(22,625,801)	(22,809,047)	(183,246)
5-Year United States Treasury Note	(578)	September 2019	(67,092,535)	(68,294,313)	(1,201,778)
10-Year United States Treasury Note	(525)	September 2019	(65,312,101)	(67,183,594)	(1,871,493)
10-Year United States Treasury Ultra Note	(526)	September 2019	(70,302,561)	(72,653,750)	(2,351,189)
Euro-BTP	(24)	September 2019	(3,502,412)	(3,665,101)	(162,689)
United States Treasury Long Bond	(5)	September 2019	(742,617)	(777,969)	(35,352)

Total Short Contracts					(5,805,747)

Net Unrealized Depreciation					$(5,601,214)

1.	As of June 30, 2019, cash in the amount of $1,918,170 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2019.

Swap Contracts

As of June 30, 2019, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)

$100,000,000	USD	8/8/2019	Fixed 1.621%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$1,218	$111,845	$113,063
330,000,000	USD	11/9/2019	Fixed 1.83%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(5,570)	628,994	623,424
50,000,000	USD	3/16/2023	Fixed 2.793%	3-Month USD-LIBOR	Semi-Annually/Quarterly	—	(1,904,542)	(1,904,542)
50,000,000	USD	3/29/2023	Fixed 2.762%	3-Month USD-LIBOR	Semi-Annually/Quarterly	—	(1,875,171)	(1,875,171)
						$(4,352)	$(3,038,874)	$(3,043,226)

1.	As of June 30, 2019, cash in the amount of $1,249,705 was on deposit with a broker for centrally cleared swap agreements.

The following abbreviations are used in the preceding pages:

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

USD—United States Dollar

22	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$44,916,986	$—	$44,916,986
Convertible Bonds	—	5,458	—	5,458
Corporate Bonds	—	799,304,577	—	799,304,577
Loan Assignments	—	97,686,608	—	97,686,608
Mortgage-Backed Securities	—	64,807,033	—	64,807,033
U.S. Government & Federal Agencies	—	102,407,916	—	102,407,916

Total Long-Term Bonds	—	1,109,128,578	—	1,109,128,578

Common Stocks	192,242	—	—	192,242
Short-Term Investments
Affiliated Investment Company	13,654,411	—	—	13,654,411
U.S. Governments	—	13,522,868	—	13,522,868
Unaffiliated Investment Company	1,400,338	—	—	1,400,338

Total Short-Term Investments	15,054,749	13,522,868	—	28,577,617

Total Investments in Securities	15,246,991	1,122,651,446	—	1,137,898,437

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	15,219	—	15,219
Futures Contracts (b)	204,533	—	—	204,533
Interest Rate Swap Contracts (b)	—	736,487	—	736,487

Total Other Financial Instruments	204,533	751,706	—	956,239

Total Investments in Securities and Other Financial Instruments	$15,451,524	$1,123,403,152	$—	$1,138,854,676

Liability Valuation Inputs
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(19,754,376)	$—	$(19,754,376)

Total Long-Term Bonds Sold Short	—	(19,754,376)	—	(19,754,376)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(38,761)	—	(38,761)
Futures Contracts (b)	(5,805,747)	—	—	(5,805,747)
Interest Rate Swap Contracts (b)	—	(3,779,713)	—	(3,779,713)

Total Other Financial Instruments	(5,805,747)	(3,818,474)	—	(9,624,221)

Total Investments in Securities Sold Short and Other Financial Instruments	$(5,805,747)	$(23,572,850)	$—	$(29,378,597)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2019
Long-Term Bonds
Loan Assignments Advertising	$2,937,500	$687	$(178,093)	$169,593	$—	$(2,929,687)	$—	$—	$—	$—

Total	$2,937,500	$687	$(178,093)	$169,593	$—	$(2,929,687)	$—	$—	$—	$—

(a)	Sales include principal reductions.

24	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities before investments sold short, at value (identified cost $1,106,196,400) including securities on loan of $1,371,351	$1,124,244,026
Investment in affiliated investment company, at value (identified cost $13,654,411)	13,654,411
Cash collateral on deposit at broker for futures contracts	1,918,170
Cash collateral on deposit at broker for swap contracts	1,249,705
Cash denominated in foreign currencies (identified cost $215,622)	216,402
Receivables:
Dividends and interest	9,119,846
Investment securities sold	2,427,229
Portfolio shares sold	861,320
Securities lending	1,069
Unrealized appreciation on foreign currency forward contracts	15,219
Other assets	5,598

Total assets	1,153,712,995

Liabilities
Investments sold short (proceeds $19,310,069)	19,754,376
Due to custodian	262,196
Cash collateral received for securities on loan	1,400,338
Payables:
Investment securities purchased	27,098,097
Manager (See Note 3)	516,621
Variation margin on centrally cleared swap contracts	313,255
NYLIFE Distributors (See Note 3)	206,511
Interest on investments sold short	176,698
Broker fees and charges on short sales	78,144
Shareholder communication	65,575
Professional fees	45,725
Variation margin on futures contracts	36,237
Portfolio shares redeemed	25,710
Custodian	18,037
Trustees	1,644
Accrued expenses	9,031
Unrealized depreciation on foreign currency forward contracts	38,761

Total liabilities	50,046,956

Net assets	$1,103,666,039

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$112,450
Additional paid-in capital	1,142,667,870

1,142,780,320
Total distributable earnings (loss)	(39,114,281)

Net assets	$1,103,666,039

Initial Class
Net assets applicable to outstanding shares	$96,211,225

Shares of beneficial interest outstanding	9,774,967

Net asset value per share outstanding	$9.84

Service Class
Net assets applicable to outstanding shares	$1,007,454,814

Shares of beneficial interest outstanding	102,674,983

Net asset value per share outstanding	$9.81

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$21,141,286
Dividends-affiliated	232,192
Securities lending	9,563

Total income	21,383,041

Expenses
Manager (See Note 3)	3,132,736
Distribution/Service—Service Class (See Note 3)	1,244,325
Interest on investments sold short	537,195
Broker fees and charges on short sales	259,199
Shareholder communication	73,602
Professional fees	65,700
Interest expense	24,484
Custodian	21,706
Trustees	14,131
Miscellaneous	22,739

Total expenses	5,395,817

Net investment income (loss)	15,987,224

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(1,699,507)
Investments sold short	(626,247)
Futures transactions	(11,913,791)
Swap transactions	1,797,522
Foreign currency forward transactions	103,791
Foreign currency transactions	(19,250)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(12,357,482)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	51,445,600
Investments sold short	(815,544)
Futures contracts	805,731
Swap contracts	(5,450,685)
Foreign currency forward contracts	(19,326)
Translation of other assets and liabilities in foreign currencies	3,916

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	45,969,692

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	33,612,210

Net increase (decrease) in net assets resulting from operations	$49,599,434

26	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,987,224	$34,155,942
Net realized gain (loss) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(12,357,482)	6,106,337
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	45,969,692	(56,748,864)

Net increase (decrease) in net assets resulting from operations	49,599,434	(16,486,585)

Distributions to shareholders:
Initial Class	(2,192,533)	(4,472,392)
Service Class	(19,920,462)	(33,201,095)

Total distributions to shareholders	(22,112,995)	(37,673,487)

Capital share transactions:
Net proceeds from sale of shares	22,564,219	141,396,906
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	22,112,995	37,673,487
Cost of shares redeemed	(84,497,899)	(210,799,083)

Increase (decrease) in net assets derived from capital share transactions	(39,820,685)	(31,728,690)

Net increase (decrease) in net assets	(12,334,246)	(85,888,762)

Net Assets
Beginning of period	1,116,000,285	1,201,889,047

End of period	$1,103,666,039	$1,116,000,285

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.60		$10.06	$9.90	$9.54	$10.12	$10.32

Net investment income (loss) (a)	0.15		0.30	0.29	0.37	0.40	0.45

Net realized and unrealized gain (loss) on investments	0.30		(0.43)	0.18	0.33	(0.66)	(0.28)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	0.45		(0.13)	0.47	0.71	(0.24)	0.20

Less dividends:

From net investment income	(0.21)		(0.33)	(0.31)	(0.35)	(0.34)	(0.40)

Net asset value at end of period	$9.84		$9.60	$10.06	$9.90	$9.54	$10.12

Total investment return (b)	4.68%		(1.21%)	4.81%	7.50%	(2.42%)	1.92%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.12	%††	3.04%	2.89%	3.80%	4.01%	4.31%

Net expenses (c)(d)	0.75	%††	0.75%	0.67%	0.72%	0.65%	0.64%

Portfolio turnover rate	25%		33%	32%	34%	26%	18%

Net assets at end of period (in 000’s)	$96,211		$116,901	$137,454	$122,586	$129,311	$166,855

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
June 30, 2019*††	0.61%	0.14%
December 31, 2018	0.60%	0.15%
December 31, 2017	0.60%	0.07%
December 31, 2016	0.62%	0.10%
December 31, 2015	0.62%	0.03%
December 31, 2014	0.64%	—

28	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018	2017	2016	2015	2014

Net asset value at beginning of period	$9.57		$10.03	$9.87	$9.51	$10.09	$10.29

Net investment income (loss) (a)	0.14		0.28	0.26	0.34	0.38	0.42

Net realized and unrealized gain (loss) on investments	0.30		(0.43)	0.19	0.33	(0.66)	(0.28)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	0.44		(0.15)	0.45	0.68	(0.26)	0.17

Less dividends:

From net investment income	(0.20)		(0.31)	(0.29)	(0.32)	(0.32)	(0.37)

Net asset value at end of period	$9.81		$9.57	$10.03	$9.87	$9.51	$10.09

Total investment return (b)	4.55%		(1.46%)	4.55%	7.23%	(2.66%)	1.67%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.87	%††	2.79%	2.64%	3.54%	3.77%	4.06%

Net expenses (c)(d)	1.00	%††	1.00%	0.92%	0.97%	0.90%	0.89%

Portfolio turnover rate	25%		33%	32%	34%	26%	18%

Net assets at end of period (in 000’s)	$1,007,455		$999,100	$1,064,435	$882,928	$748,317	$571,281

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sale Expenses
June 30, 2019*††	0.86%	0.14%
December 31, 2018	0.85%	0.15%
December 31, 2017	0.85%	0.07%
December 31, 2016	0.87%	0.10%
December 31, 2015	0.87%	0.03%
December 31, 2014	0.89%	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Unconstrained Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on April 29, 2011. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

30	MainStay VP MacKay Unconstrained Bond Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2019, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are

31

Notes to Financial Statements (Unaudited) (continued)

deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on

32	MainStay VP MacKay Unconstrained Bond Portfolio

the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2019, the Portfolio did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily

33

Notes to Financial Statements (Unaudited) (continued)

fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(K)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2019, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

(L) Foreign Currency Forward Contracts. The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from

34	MainStay VP MacKay Unconstrained Bond Portfolio

(or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of June 30, 2019, all open forward currency contracts are shown in the Portfolio of Investments.

(M)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2019, the Portfolio did not hold any rights or warrants.

(O)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of June 30, 2019, securities sold short are shown in the Portfolio of Investments.

(P)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will

35

Notes to Financial Statements (Unaudited) (continued)

manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $1,371,351 and received cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $1,400,338.

(Q)  Debt Securities and Loan Risk.   The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(R)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master

Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s

36	MainStay VP MacKay Unconstrained Bond Portfolio

derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The

Portfolio also entered into interest rate swaps to hedge the potential risk of rising short term interest rates. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of June 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts	$—	$204,533	$204,533
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	736,487	736,487
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	15,219	—	15,219

Total Fair Value		$15,219	$941,020	$956,239

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$(5,805,747)	$(5,805,747)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	(3,779,713)	(3,779,713)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(38,761)	—	(38,761)

Total Fair Value		$(38,761)	$(9,585,460)	$(9,624,221)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

37

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(11,913,791)	$(11,913,791)
Swap Contracts	Net realized gain (loss) on swap transactions	—	1,797,522	1,797,522
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	103,791	—	103,791

Total Realized Gain (Loss)		$103,791	$(10,116,269)	$(10,012,478)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$805,731	$805,731
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(5,450,685)	(5,450,685)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(19,326)	—	(19,326)

Total Change in Unrealized Appreciation (Depreciation)		$(19,326)	$(4,644,954)	$(4,664,280)

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$29,259,786	$29,259,786
Futures Contracts Short	$—	$(283,154,641)	$(283,154,641)
Swap Contracts Long	$—	$530,000,000	$530,000,000
Forward Contracts Long (a)	$4,018,452	$—	$4,018,452
Forward Contracts Short	$(5,474,673)	$—	$(5,474,673)

(a)	Positions were open two months during the reporting period

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as

Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the six-month period ended June 30, 2019, the effective management fee rate was 0.57%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $3,132,736, and paid the Subadvisor in the amount of $1,566,368.

38	MainStay VP MacKay Unconstrained Bond Portfolio

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period

MainStay U.S. Government Liquidity Fund	$7,374	$240,772	$(234,492)	$—	$—	$13,654	$232	$—	13,654

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,100,594,901	$22,540,312	$(4,991,152)	$17,549,160

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $39,620,447, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$7,760	$31,860

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$37,673,487	$ —

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any

39

Notes to Financial Statements (Unaudited) (continued)

revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of U.S. government securities were $121,026 and $35,401, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $141,972 and $267,167, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	137,308	$1,352,329
Shares issued to shareholders in reinvestment of dividends and distributions	223,523	2,192,533
Shares redeemed	(2,759,022)	(27,084,383)

Net increase (decrease)	(2,398,191)	$(23,539,521)

Year ended December 31, 2018:
Shares sold	4,511,420	$44,611,372
Shares issued to shareholders in reinvestment of dividends and distributions	456,270	4,472,392
Shares redeemed	(6,464,408)	(63,695,434)

Net increase (decrease)	(1,496,718)	$(14,611,670)

Service Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	2,159,195	$21,211,890
Shares issued to shareholders in reinvestment of dividends and distributions	2,036,817	19,920,462
Shares redeemed	(5,877,432)	(57,413,516)

Net increase (decrease)	(1,681,420)	$(16,281,164)

Year ended December 31, 2018:
Shares sold	9,736,875	$96,785,534
Shares issued to shareholders in reinvestment of dividends and distributions	3,399,126	33,201,095
Shares redeemed	(14,954,626)	(147,103,649)

Net increase (decrease)	(1,818,625)	$(17,117,020)

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40	MainStay VP MacKay Unconstrained Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

41

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781647	MSVPUB10-08/19 (NYLIAC) NI532

MainStay VP IQ Hedge Multi-Strategy Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	5/1/2013	5.20%	2.47%	–3.87%	–1.99%	1.07%
Service Class Shares	5/1/2013	5.11	2.22	–4.07	–2.18	1.32

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

S&P Balanced Equity and Bond-Conservative Index[4]	9.57%	10.28%	5.26%	4.92%
HFRI Fund of Funds Composite Index[5]	6.27	1.25	2.21	2.88
IQ Hedge Multi-Strategy Index	5.69	2.54	2.06	2.95
Morningstar Multialternative Category Average[6]	5.39	1.81	1.19	1.04

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to the Financial Statements.

2.

Effective November 30, 2018, the Portfolio’s predecessor fund, MainStay VP Absolute Return Multi-Strategy Portfolio (the “VP ARMS Portfolio”), was reorganized into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information prior to November 30, 2018, shown in this report is that of the VP ARMS Portfolio, which had a different investment objective and different principal investment strategies and subadvisors. Past performance may have been different if the Portfolio’s current subadvisor, investment objective or principal investment strategies had been in place during the periods.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The Portfolio has selected the S&P Balanced Equity and Bond-Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-
Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the HFRI Fund of Funds Composite Index as its secondary benchmark. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore fund of funds. The index is rebalanced monthly with performance updates three times per month. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Multialternative Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP IQ Hedge Multi-Strategy Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,052.00	$3.56	$1,021.32	$3.51	0.70%

Service Class Shares	$1,000.00	$1,051.10	$4.83	$1,020.08	$4.76	0.95%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

U.S. Ultra Short Term Treasury Bond Funds	29.9%

Investment Grade Corporate Bond Funds	10.7

Floating Rate—Investment Grade Funds	8.9

International Small Cap Equity Funds	7.3

Bank Loan Funds	6.3

Short-Term Investments	4.6

BRIC Equity Funds	3.9

Japan Equity Funds	3.1

Europe Equity Funds	2.8

Mortgage-Backed Security Funds	2.7

Euro Fund	2.5

Emerging Small Cap Equity Fund	2.3

Emerging Bonds—Local Currency Funds	2.2

Emerging Bonds—USD Funds	2.1

U.S. Medium Term Treasury Bond Funds	2.1

Asia ex Japan Equity Funds	2.0

High Yield Corporate Bond Funds	1.6

U.S. Large Cap Core Funds	1.6

U.S. Small Cap Growth Funds	1.6%

Japanese Yen Fund	1.3

International Equity Core Fund	1.0

US Dollar Fund	0.8

Silver Fund	0.7

U.S. Small Cap Core Funds	0.7

Broad Fund	0.4

U.S. Momentum Fund	0.4

International Large Cap Growth Fund	0.2

Municipal Bond Fund	0.2

U.S. Large Cap Growth Funds	0.1

Volatility Notes	0.1

British Pound Fund	0.0	‡

U.S. Preferred	0.0	‡

Other Assets, Less Liabilities	–4.1

	100.0%

‡	Less than one-tenth of a percent.

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of June 30, 2019 (excluding short-term investment) (Unaudited)

1.	iShares Short Treasury Bond ETF
2.	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF
3.	Vanguard Intermediate-Term Corporate Bond ETF
4.	iShares Floating Rate Bond ETF
5.	Vanguard FTSE All World ex-U.S. Small-Cap ETF
6.	Invesco Senior Loan ETF
7.	Goldman Sachs Access Treasury 0-1 Year ETF
8.	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF
9.	Invesco CurrencyShares Euro Trust
10.	Xtrackers MSCI Europe Hedged Equity ETF

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Greg Barrato and James Harrison of IndexIQ Advisors LLC, the Portfolio’s Subadvisor (“Index IQ Advisors”).

How did MainStay VP IQ Hedge Multi-Strategy Portfolio perform relative to its benchmarks and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP IQ Hedge Multi-Strategy Portfolio returned 5.20% for Initial Class shares and 5.11% for Service Class shares. Over the same period, both share classes underperformed the 9.57% return for the S&P Balanced Equity and Bond Conservative Index, which is the Portfolio’s primary benchmark, and the 6.27% return for the HFRI Fund of Funds Composite Index, which is the Portfolio’s secondary benchmark. For the six months ended June 30, 2019, both share classes also underperformed the 5.69% return of the IQ Hedge Multi-Strategy Index, which is an additional benchmark of the Portfolio, and the 5.39% returns of the Morningstar Multialternative Category Average.1

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

The Portfolio outperformed the S&P Balanced Equity and Bond Conservative Index in January and February 2019 but lagged the benchmark in the remaining four months of the reporting period. The Portfolio’s average asset allocation over the reporting period was 77% in fixed-income securities, 18% in equities and the remainder in currencies, commodities, volatility and real estate. Although the Portfolio’s asset allocation mix was similar to the benchmark, which allocates 75% to U.S. Treasury bonds and 25% to U.S. equities, the Portfolio was exposed to additional credit risk in its fixed-income holdings and additional geographic risk in its equity holdings, which included international and emerging-market equities.

During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?

During the reporting period, the Portfolio maintained a moderate correlation to traditional equity indices and a lower, but positive, correlation to investment-grade fixed-income indices. The Portfolio’s correlation to the S&P 500® Index2 was 18.54%. The Portfolio’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index3 was 6.11%.

During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?

During the reporting period, the annualized daily volatility of the Portfolio was 3.13%, which compared to a volatility of 2.84% for the Bloomberg Barclays U.S. Aggregate Bond Index.

During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio used derivative positions where necessary to help the Portfolio track its underlying index, the IQ Hedge Multi-Strategy Index, which contains both long and short weights. The Portfolio’s derivatives positions were primarily total return swaps on the component investment vehicles that make up the underlying index at the weights in which those investment vehicles are included in the underlying index. Derivatives are not used to gain additional leverage; rather, they are used exclusively to enable the Portfolio to track the underlying index.

How did you allocate the Portfolio’s assets among each of the hedge fund investment styles during the reporting period and why?

The Portfolio’s allocations are driven by the weightings of the component securities in the IQ Hedge Multi-Strategy Index (“Underlying Index”), which uses quantitative models to determine the weights across the various hedge fund investment styles represented in the Underlying Index, as well as the weights of the assets within these styles. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

How did the tactical allocation among the hedge fund investment styles affect the Portfolio’s performance during the reporting period?

The Portfolio allocates its assets among six underlying hedge fund investment styles: emerging-markets, long/short, market neutral, event-driven, fixed-income arbitrage, and global macro. During the reporting period, the Portfolio maintained gross exposure ranging from 100% to 115% due to short allocations to the long/short strategy.

The aggregate performance of the weighted strategy index versus an equal-weighted allocation of the same strategy components indicates that the Portfolio experienced a negative

1.	See page 5 for more information on benchmark and peer group returns.
2.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8	MainStay VP IQ Hedge Multi-Strategy Portfolio

allocation effect attributable to weighting changes during the reporting period.

During the reporting period, how did each investment style either contribute to or detract from the Portfolio’s absolute performance?

For all months during the reporting period, except for May 2019, the investment styles that contributed to the Portfolio’s absolute performance outpaced the investment styles that detracted from the Portfolio’s absolute performance. (Contributions take weightings and total returns into account.) Contributions from the Emerging Markets and Market Neutral strategies generated nearly 60% of the overall performance of the strategy. Fixed Income Arbitrage and Global Macro contributed approximately 34% to the overall strategy’s return. In aggregate, the Directional Strategies contributed about 56% of the overall strategy’s returns.

How did the Portfolio’s investment style weightings change during the reporting period?

During the reporting period, the Portfolio’s allocation to its market-neutral investment style remained relatively constant,

rising from 33.20% in January 2019 to 33.33% in February 2019 and remaining at that level through June 30, 2019. The Portfolio’s allocation to its emerging-market investment style ranged from a low of 24.19% in January 2019 to a high of 27.63% in June 2019. The Portfolio’s allocation to its global macro investment style reached its upper level of 19.48% in January 2019, decreased as low as 7.26% in May 2019 and increased to 17.30% in June 2019. The Portfolio’s allocation to its fixed-income arbitrage investment style fluctuated between a low of 13.38% in January 2019 to a high of 21.90% in March 2019 before decreasing to 17.22% in June 2019. The Portfolio’s allocation to its event-driven investment style stood at 5.39% in January 2019, increased to a high of 12.91% in May 2019 and decreased to –0.50% in June 2019. The Portfolio’s allocation to its long/short investment style stood at 4.36% in January 2019, decreased to a low of –7.20% in April 2019 and increased to a high of 5.02% in June 2019.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount	Value
Exchange-Traded Funds 93.7%†
Bonds 66.7%
Bank Loan Funds 6.3%
Invesco Senior Loan ETF (a)	$753,740	$17,079,748
SPDR Blackstone / GSO Senior Loan ETF (a)	179,068	8,276,523

		25,356,271

Emerging Bonds—Local Currency Funds 2.2%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	41,149	1,144,765
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	216,647	7,517,651
WisdomTree Emerging Markets Local Debt Fund	8,259	291,956

		8,954,372

Emerging Bonds—USD Funds 2.1%
iShares JP Morgan USD Emerging Markets Bond ETF	70,543	7,991,816
Vanguard Emerging Markets Government Bond ETF	8,768	705,123

		8,696,939

Floating Rate—Investment Grade Funds 8.9%
iShares Floating Rate Bond ETF	505,496	25,744,911
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	334,475	10,278,417

		36,023,328

High Yield Corporate Bond Funds 1.6%
iShares 0-5 Year High Yield Corporate Bond ETF	68,217	3,185,734
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	126,265	3,438,196

		6,623,930

Investment Grade Corporate Bond Funds 10.7%
iShares Broad USD Investment Grade Corporate Bond ETF (a)	30,751	1,754,960
SPDR Portfolio Short Term Corporate Bond ETF	64,618	1,988,942
Vanguard Intermediate-Term Corporate Bond ETF	342,159	30,742,986
Vanguard Short-Term Corporate Bond ETF	108,943	8,789,521

		43,276,409

Mortgage-Backed Security Funds 2.7%
iShares MBS ETF	66,174	7,120,322
Vanguard Mortgage-Backed Securities ETF	72,436	3,826,794

		10,947,116

Municipal Bond Fund 0.2%
VanEck Vectors High-Yield Municipal Index ETF	12,662	807,582

	Principal Amount	Value
U.S. Medium Term Treasury Bond Funds 2.1%
iShares 3-7 Year Treasury Bond ETF (a)	$31,763	$3,994,515
Schwab Intermediate-Term U.S. Treasury ETF	41,385	2,274,520
Vanguard Intermediate-Term Treasury ETF	32,433	2,139,605

		8,408,640

U.S. Ultra Short Term Treasury Bond Funds 29.9%
Goldman Sachs Access Treasury 0-1 Year ETF	116,011	11,642,864
Invesco Treasury Collateral ETF	19,180	2,025,312
iShares Short Treasury Bond ETF (a)	687,873	76,113,148
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	338,890	31,045,713

		120,827,037

Total Bonds (Cost $265,383,441)		269,921,624

Equity 27.0%
Asia ex Japan Equity Funds 2.0%
iShares Core MSCI Pacific ETF	62,205	3,462,952
iShares MSCI All Country Asia ex-Japan ETF	53,862	3,759,029
Vanguard FTSE Pacific ETF	14,099	931,662

		8,153,643

BRIC Equity Funds 3.9%
iShares China Large-Cap ETF	184,923	7,909,157
iShares MSCI China ETF (a)	103,997	6,182,622
SPDR S&P China ETF	19,285	1,843,453

		15,935,232

Emerging Small Cap Equity Fund 2.3%
SPDR S&P Emerging Markets Small Cap ETF	205,696	9,194,611

Europe Equity Funds 2.8%
iShares Core MSCI Europe ETF (a)	5,880	274,008
iShares MSCI Eurozone ETF	13,263	524,618
Vanguard FTSE Europe ETF	20,323	1,115,733
Xtrackers MSCI Europe Hedged Equity ETF (a)	317,880	9,250,308

		11,164,667

International Equity Core Fund 1.0%
Xtrackers MSCI EAFE Hedged Equity ETF (a)	131,016	4,141,416

International Large Cap Growth Fund 0.2%
iShares MSCI EAFE Growth ETF (a)	11,482	927,401

International Small Cap Equity Funds 7.3%
Schwab International Small-Cap Equity ETF	260,560	8,504,678
Vanguard FTSE All World ex-U.S. Small-Cap ETF (a)	198,053	20,847,059

		29,351,737

10	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Equity (continued)
Japan Equity Funds 3.1%
iShares MSCI Japan ETF	$113,679	$6,204,600
Xtrackers MSCI Japan Hedged Equity ETF (a)	169,736	6,461,849

		12,666,449

U.S. Large Cap Core Funds 1.6%
Consumer Discretionary Select Sector SPDR Fund	10,598	1,263,282
Energy Select Sector SPDR Fund	25,453	1,621,611
Financial Select Sector SPDR Fund	46,965	1,296,234
Health Care Select Sector SPDR Fund	10,689	990,229
Invesco KBW Bank ETF	5,262	265,468
SPDR S&P Bank ETF (a)	20,043	869,064

		6,305,888

U.S. Large Cap Growth Funds 0.1%
iShares Core S&P U.S. Growth ETF (a)	617	38,674
Schwab U.S. Large-Cap Growth ETF (a)	574	47,762
SPDR Portfolio S&P 500 Growth ETF	822	31,836
Vanguard Growth ETF (a)	1,488	243,124

		361,396

U.S. Momentum Fund 0.4%
iShares Edge MSCI USA Momentum Factor ETF (a)	14,378	1,705,231

U.S. Preferred 0.0%‡
Invesco Preferred ETF	1,003	14,674
iShares Preferred & Income Securities ETF	1,184	43,630

		58,304

U.S. Small Cap Core Funds 0.7%
iShares Russell 2000 ETF (a)	10,821	1,682,666
Schwab U.S. Small-Cap ETF (a)	4,676	334,240
Vanguard Small-Cap ETF (a)	6,473	1,014,060

		3,030,966

U.S. Small Cap Growth Funds 1.6%
iShares Russell 2000 Growth ETF (a)	12,395	2,489,784
iShares S&P Small-Cap 600 Growth ETF	8,295	1,513,671
Vanguard Small-Cap Growth ETF (a)	13,142	2,447,172

		6,450,627

Total Equity (Cost $108,034,222)		109,447,568

Total Exchange-Traded Funds (Cost $373,417,662)		379,369,192

	Principal Amount	Value
Exchange-Traded Note 0.1% Volatility 0.1%
iPath Series B S&P 500 VIX Short-Term Futures ETN (b)	$18,110	$470,860

Total Exchange-Traded Notes (Cost $515,727)		470,860

	Shares
Exchange-Traded Vehicles 5.7% Commodities 1.1%
Broad Fund 0.4%
FlexShares Global Upstream Natural Resources Index Fund	48,194	1,590,884

Silver Fund 0.7%
iShares Silver Trust (a)(b)	201,945	2,893,872

Total Commodities (Cost $4,414,569)		4,484,756

Currencies 4.6%
British Pound Fund 0.0%‡
Invesco CurrencyShares British Pound Sterling Trust (b)	498	61,324

Euro Fund 2.5%
Invesco CurrencyShares Euro Trust (b)	93,762	10,151,612

Japanese Yen Fund 1.3%
Invesco CurrencyShares Japanese Yen Trust (b)	56,642	5,003,754

US Dollar Fund 0.8%
Invesco DB U.S. Dollar Index Bullish Fund (a)	120,538	3,130,372

Total Currencies (Cost $18,325,371)		18,347,062

Total Exchange-Traded Vehicles (Cost $22,739,940)		22,831,818

Short-Term Investments 4.6%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 2.03% (c)	1,760,328	1,760,328

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 4.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.33% (c)(d)	17,038,834	$17,038,834

Total Short-Term Investments (Cost $18,799,162)		18,799,162

Total Investments (Cost $415,472,492)	104.1%	421,471,032
Other Assets, Less Liabilities	(4.1)	(16,704,005)
Net Assets	100.0%	$404,767,027

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.
(a)

All or a portion of this security was held on loan. As of June 30, 2019, the aggregate market value of securities on loan was $47,713,845; the total market value of collateral held by the Portfolio was $48,883,210. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $31,844,376 (See Note 2(Q)).

(b)	Non-income producing security.
(c)	Current yield as of June 30, 2019.
(d)	Represents security purchased with cash collateral received for securities on loan.

Swap Contracts

Open OTC total return equity swap contracts as of June 30, 2019 were as follows1:

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]

Bank of America Merrill Lynch	Consumer Discretionary Select Sector SPDR Fund	1 month LIBOR plus 0.50%	4/02/2020	Monthly	$62	$—
Morgan Stanley & Co.	Consumer Discretionary Select Sector SPDR Fund	Federal Fund Rate plus 0.03%	9/15/2020	Monthly	62	—
Bank of America Merrill Lynch	Energy Select Sector SPDR Fund	1 month LIBOR plus 0.50%	4/02/2020	Monthly	77	—
Morgan Stanley & Co.	Energy Select Sector SPDR Fund	Federal Fund Rate minus 0.24%	9/15/2020	Monthly	77	—
Morgan Stanley & Co.	Financial Select Sector SPDR Fund	Federal Fund Rate minus 0.14%	9/15/2020	Monthly	131	—
Bank of America Merrill Lynch	Flexshares Global Upstream	1 month LIBOR plus 0.50%	4/02/2020	Monthly	77	—
Morgan Stanley & Co.	Flexshares Global Upstream	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	77	—
Bank of America Merrill Lynch	Goldman Sachs Access Treasury 0-1 Year ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	600	—
Morgan Stanley & Co.	Goldman Sachs Access Treasury 0-1 Year ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	600	—
Bank of America Merrill Lynch	Graniteshares Gold Trust	1 month LIBOR	4/02/2020	Monthly	(9)	—
Morgan Stanley & Co.	Graniteshares Gold Trust	Federal Fund Rate minus 10.03%	9/15/2020	Monthly	(9)	—
Morgan Stanley & Co.	Health Care Select Sector SPDR Fund	Federal Fund Rate minus 0.09%	9/15/2020	Monthly	99	—
Bank of America Merrill Lynch	Invesco CurrencyShares Australian Dollar Trust	1 month LIBOR	4/02/2020	Monthly	(442)	—
Morgan Stanley & Co.	Invesco CurrencyShares Australian Dollar Trust	Federal Fund Rate minus 5.68%	9/15/2020	Monthly	(442)	—
Bank of America Merrill Lynch	Invesco CurrencyShares British Pound Sterling Trust	1 month LIBOR plus 0.50%	4/02/2020	Monthly	3	—
Morgan Stanley & Co.	Invesco CurrencyShares British Pound Sterling Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	3	—
Bank of America Merrill Lynch	Invesco CurrencyShares Euro Currency Trust	1 month LIBOR plus 0.50%	4/02/2020	Monthly	515	—

12	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Morgan Stanley & Co.	Invesco CurrencyShares Euro Currency Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	$515	$—
Bank of America Merrill Lynch	Invesco CurrencyShares Japanese Yen Trust	1 month LIBOR plus 0.50%	4/02/2020	Monthly	257	—
Morgan Stanley & Co.	Invesco CurrencyShares Japanese Yen Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	257	—
Bank of America Merrill Lynch	Invesco DB US Dollar Index Bullish Fund	1 month LIBOR plus 0.50%	4/02/2020	Monthly	163	—
Morgan Stanley & Co.	Invesco DB US Dollar Index Bullish Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	163	—
Bank of America Merrill Lynch	Invesco KBW Bank ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	13	—
Morgan Stanley & Co.	Invesco KBW Bank ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	13	—
Morgan Stanley & Co.	Invesco Preferred ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1	—
Bank of America Merrill Lynch	Invesco Preferred ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	1	—
Bank of America Merrill Lynch	Invesco S&P 500 Low Volatiility	1 month LIBOR	4/02/2020	Monthly	(948)	—
Morgan Stanley & Co.	Invesco S&P 500 Low Volatiility	Federal Fund Rate minus 1.38%	9/15/2020	Monthly	(948)	—
Bank of America Merrill Lynch	Invesco Senior Loan ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	880	—
Morgan Stanley & Co.	Invesco Senior Loan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	880	—
Bank of America Merrill Lynch	Invesco Treasury Collateral ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	104	—
Morgan Stanley & Co.	Invesco Treasury Collateral ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	104	—
Morgan Stanley & Co.	iPath Series B S&P 500 VIX Short-Term Futures ETN	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	27	—
Bank of America Merrill Lynch	iPath Series B S&P 500 VIX Short-Term Futures ETN	1 month LIBOR plus 0.50%	4/02/2020	Monthly	27	—
Bank of America Merrill Lynch	iShares 0-5 Year High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	162	—
Morgan Stanley & Co.	iShares 0-5 Year High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	162	—
Bank of America Merrill Lynch	iShares 20+ Year Treasury Bond ETF	1 month LIBOR	4/02/2020	Monthly	(571)	—
Morgan Stanley & Co.	iShares 20+ Year Treasury Bond ETF	Federal Fund Rate minus 0.73%	9/15/2020	Monthly	(571)	—
Bank of America Merrill Lynch	iShares 3-7 Year Treasury Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	205	—
Morgan Stanley & Co.	iShares 3-7 Year Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	205	—
Bank of America Merrill Lynch	iShares Broad USD Investment Grade Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	89	—
Morgan Stanley & Co.	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	89	—
Morgan Stanley & Co.	iShares China Large-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	770	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Bank of America Merrill Lynch	iShares Core MSCI EAFE ETF	1 month LIBOR	4/02/2020	Monthly	$(55)	$—
Morgan Stanley & Co.	iShares Core MSCI EAFE ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(55)	—
Bank of America Merrill Lynch	iShares Core MSCI Emerging Markets ETF	1 month LIBOR	4/02/2020	Monthly	(1,563)	—
Morgan Stanley & Co.	iShares Core MSCI Emerging Markets ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(1,563)	—
Bank of America Merrill Lynch	iShares Core MSCI Europe ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	14	—
Morgan Stanley & Co.	iShares Core MSCI Europe ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	14	—
Morgan Stanley & Co.	iShares Core MSCI Pacific ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	174	—
Bank of America Merrill Lynch	iShares Core MSCI Pacific ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	174	—
Bank of America Merrill Lynch	iShares Core S&P U.S. Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	2	—
Morgan Stanley & Co.	iShares Core S&P U.S. Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	2	—
Bank of America Merrill Lynch	iShares Core S&P U.S. Value ETF	1 month LIBOR	4/02/2020	Monthly	(291)	—
Morgan Stanley & Co.	iShares Core S&P U.S. Value ETF	Federal Fund Rate minus 5.28%	9/15/2020	Monthly	(291)	—
Bank of America Merrill Lynch	iShares Core US REIT ETF	1 month LIBOR	4/02/2020	Monthly	(9)	—
Morgan Stanley & Co.	iShares Core US REIT ETF	Federal Fund Rate minus 5.38%	9/15/2020	Monthly	(9)	—
Bank of America Merrill Lynch	iShares Edge MSCI Min Vol Emerging Markets ETF	1 month LIBOR	4/02/2020	Monthly	(805)	—
Morgan Stanley & Co.	iShares Edge MSCI Min Vol Emerging Markets ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(805)	—
Bank of America Merrill Lynch	iShares Edge MSCI Min Vol USA ETF	1 month LIBOR	4/02/2020	Monthly	(2,324)	—
Morgan Stanley & Co.	iShares Edge MSCI Min Vol USA ETF	Federal Fund Rate minus 0.63%	9/15/2020	Monthly	(2,324)	—
Bank of America Merrill Lynch	iShares Edge MSCI USA Momentum Factor ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	86	—
Morgan Stanley & Co.	iShares Edge MSCI USA Momentum Factor ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	86	—
Bank of America Merrill Lynch	iShares Floating Rate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	1,328	—
Morgan Stanley & Co.	iShares Floating Rate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,328	—
Bank of America Merrill Lynch	iShares iBoxx High Yield Corporate Bond ETF	1 month LIBOR	4/02/2020	Monthly	(1,187)	—
Morgan Stanley & Co.	iShares iBoxx High Yield Corporate Bond ETF	Federal Fund Rate minus 1.88%	9/15/2020	Monthly	(1,187)	—
Bank of America Merrill Lynch	iShares JP Morgan USD Emerging Markets Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	400	—
Morgan Stanley & Co.	iShares JP Morgan USD Emerging Markets Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	400	—

14	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Morgan Stanley & Co.	iShares MBS ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	$365	$—
Bank of America Merrill Lynch	iShares MBS ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	365	—
Bank of America Merrill Lynch	iShares MSCI All Country Asia ex Japan ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	183	—
Morgan Stanley & Co.	iShares MSCI All Country Asia ex Japan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	183	—
Morgan Stanley & Co.	iShares MSCI China ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	594	—
Bank of America Merrill Lynch	iShares MSCI EAFE Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	46	—
Morgan Stanley & Co.	iShares MSCI EAFE Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	46	—
Bank of America Merrill Lynch	iShares MSCI Eurozone ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	26	—
Morgan Stanley & Co.	iShares MSCI Eurozone ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	26	—
Bank of America Merrill Lynch	iShares MSCI Japan ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	313	—
Morgan Stanley & Co.	iShares MSCI Japan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	313	—
Bank of America Merrill Lynch	iShares Russell 2000 ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	81	—
Morgan Stanley & Co.	iShares Russell 2000 ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	81	—
Bank of America Merrill Lynch	iShares Russell 2000 Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	120	—
Morgan Stanley & Co.	iShares Russell 2000 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	120	—
Bank of America Merrill Lynch	iShares Russell 2000 Value ETF	1 month LIBOR	4/02/2020	Monthly	(1,025)	—
Morgan Stanley & Co.	iShares Russell 2000 Value ETF	Federal Fund Rate minus 0.76%	9/15/2020	Monthly	(1,025)	—
Bank of America Merrill Lynch	iShares S&P Small CAP 600 Value ETF	1 month LIBOR	4/02/2020	Monthly	(708)	—
Morgan Stanley & Co.	iShares S&P Small CAP 600 Value ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(708)	—
Bank of America Merrill Lynch	iShares S&P Small-Cap 600 Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	73	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	73	—
Bank of America Merrill Lynch	iShares Short Treasury Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	3,924	—
Morgan Stanley & Co.	iShares Short Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	3,924	—
Bank of America Merrill Lynch	iShares Silver Trust	1 month LIBOR plus 0.50%	4/02/2020	Monthly	144	—
Morgan Stanley & Co.	iShares Silver Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	144	—
Morgan Stanley & Co.	iShares U.S. Preferred Stock ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	2	—
Bank of America Merrill Lynch	iShares U.S. Preferred Stock ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	2	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Bank of America Merrill Lynch	Schwab Intermediate-Term U.S. Treasury ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	$117	$—
Morgan Stanley & Co.	Schwab Intermediate-Term U.S. Treasury ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	117	—
Bank of America Merrill Lynch	Schwab International Small-Cap Equity ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	422	—
Morgan Stanley & Co.	Schwab International Small-Cap Equity ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	422	—
Bank of America Merrill Lynch	Schwab U.S. Large Cap Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	2	—
Morgan Stanley & Co.	Schwab U.S. Large Cap Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	2	—
Bank of America Merrill Lynch	Schwab U.S. Large Cap Value ETF	1 month LIBOR	4/02/2020	Monthly	(306)	—
Morgan Stanley & Co.	Schwab U.S. Large Cap Value ETF	Federal Fund Rate minus 4.03%	9/15/2020	Monthly	(306)	—
Bank of America Merrill Lynch	Schwab U.S. REIT ETF	1 month LIBOR	4/02/2020	Monthly	(37)	—
Morgan Stanley & Co.	Schwab U.S. REIT ETF	Federal Fund Rate minus 3.38%	9/15/2020	Monthly	(37)	—
Bank of America Merrill Lynch	Schwab US Small-Cap ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	16	—
Morgan Stanley & Co.	Schwab US Small-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	16	—
Bank of America Merrill Lynch	SPDR Blackstone / GSO Senior Loan ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	426	—
Morgan Stanley & Co.	SPDR Blackstone / GSO Senior Loan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	426	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	1,601	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,601	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Convertible Securities ETF	1 month LIBOR	4/02/2020	Monthly	(328)	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Convertible Securities ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(328)	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	57	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	57	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays High Yield Bond ETF	1 month LIBOR	4/02/2020	Monthly	(670)	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays High Yield Bond ETF	Federal Fund Rate minus 1.13%	9/15/2020	Monthly	(670)	—
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Invest	1 month LIBOR plus 0.50%	4/02/2020	Monthly	530	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Invest	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	530	—

16	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Bank of America Merrill Lynch	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	$175	$—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	175	—
Bank of America Merrill Lynch	SPDR Dow Jones International Real Estate ETF	1 month LIBOR	4/02/2020	Monthly	(1,503)	—
Morgan Stanley & Co.	SPDR Dow Jones International Real Estate ETF	Federal Fund Rate minus 0.68%	9/15/2020	Monthly	(1,503)	—
Bank of America Merrill Lynch	SPDR Gold MiniShares Trust	1 month LIBOR	4/02/2020	Monthly	(12)	—
Morgan Stanley & Co.	SPDR Gold MiniShares Trust	Federal Fund Rate minus 2.78%	9/15/2020	Monthly	(12)	—
Bank of America Merrill Lynch	SPDR Gold Shares	1 month LIBOR	4/02/2020	Monthly	(543)	—
Morgan Stanley & Co.	SPDR Gold Shares	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(543)	—
Bank of America Merrill Lynch	SPDR Portfolio Long Term Treasury ETF	1 month LIBOR	4/02/2020	Monthly	(78)	—
Morgan Stanley & Co.	SPDR Portfolio Long Term Treasury ETF	Federal Fund Rate minus 3.38%	9/15/2020	Monthly	(78)	—
Bank of America Merrill Lynch	SPDR Portfolio S&P 500 Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	2	—
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	2	—
Bank of America Merrill Lynch	SPDR Portfolio S&P 500 Value ETF	1 month LIBOR	4/02/2020	Monthly	(143)	—
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Value ETF	Federal Fund Rate minus 9.88%	9/15/2020	Monthly	(143)	—
Bank of America Merrill Lynch	SPDR Portfolio Short Term Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	102	—
Morgan Stanley & Co.	SPDR Portfolio Short Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	102	—
Morgan Stanley & Co.	SPDR S&P Bank ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	42	—
Bank of America Merrill Lynch	SPDR S&P Bank ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	42	—
Morgan Stanley & Co.	SPDR S&P China ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	178	—
Bank of America Merrill Lynch	SPDR S&P Emerging Markets Small Cap ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	458	—
Morgan Stanley & Co.	SPDR S&P Emerging Markets Small Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	458	—
Morgan Stanley & Co.	Technology Select Sector SPDR Fund	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(48)	—
Bank of America Merrill Lynch	VanEck Vectors High-Yield Municipal Index ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	42	—
Morgan Stanley & Co.	VanEck Vectors High-Yield Municipal Index ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	42	—
Bank of America Merrill Lynch	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	369	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Morgan Stanley & Co.	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	$369	$—
Bank of America Merrill Lynch	Vanguard Emerging Markets Government Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	35	—
Morgan Stanley & Co.	Vanguard Emerging Markets Government Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	35	—
Bank of America Merrill Lynch	Vanguard FTSE All World ex-U.S. Small-Cap ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	1,036	—
Morgan Stanley & Co.	Vanguard FTSE All World ex-U.S. Small-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,036	—
Bank of America Merrill Lynch	Vanguard FTSE Developed Markets ETF	1 month LIBOR	4/02/2020	Monthly	(61)	—
Morgan Stanley & Co.	Vanguard FTSE Developed Markets ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(61)	—
Bank of America Merrill Lynch	Vanguard FTSE Emerging Markets ETF	1 month LIBOR	4/02/2020	Monthly	(1,699)	—
Morgan Stanley & Co.	Vanguard FTSE Emerging Markets ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(1,699)	—
Bank of America Merrill Lynch	Vanguard FTSE Europe ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	55	—
Morgan Stanley & Co.	Vanguard FTSE Europe ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	55	—
Bank of America Merrill Lynch	Vanguard FTSE Pacific ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	46	—
Morgan Stanley & Co.	Vanguard FTSE Pacific ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	46	—
Bank of America Merrill Lynch	Vanguard Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	12	—
Morgan Stanley & Co.	Vanguard Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	12	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	1,555	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,555	—
Bank of America Merrill Lynch	Vanguard Intermediate-Term Treasury ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	110	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Treasury ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	110	—
Bank of America Merrill Lynch	Vanguard Long-Term Treasury ETF	1 month LIBOR	4/02/2020	Monthly	(43)	—
Morgan Stanley & Co.	Vanguard Long-Term Treasury ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(43)	—
Bank of America Merrill Lynch	Vanguard Mortgage-Backed Securities ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	197	—
Morgan Stanley & Co.	Vanguard Mortgage-Backed Securities ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	197	—
Bank of America Merrill Lynch	Vanguard Real Estate ETF	1 month LIBOR	4/02/2020	Monthly	(231)	—
Morgan Stanley & Co.	Vanguard Real Estate ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(231)	—
Bank of America Merrill Lynch	Vanguard Short-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	450	—

18	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[3]
Morgan Stanley & Co.	Vanguard Short-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	$450	$—
Bank of America Merrill Lynch	Vanguard Small-Cap ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	49	—
Morgan Stanley & Co.	Vanguard Small-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	49	—
Bank of America Merrill Lynch	Vanguard Small-Cap Growth ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	118	—
Morgan Stanley & Co.	Vanguard Small-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	118	—
Bank of America Merrill Lynch	Vanguard Small-Cap Value ETF	1 month LIBOR	4/02/2020	Monthly	(1,547)	—
Morgan Stanley & Co.	Vanguard Small-Cap Value ETF	Federal Fund Rate minus 1.38%	9/15/2020	Monthly	(1,547)	—
Morgan Stanley & Co.	Vanguard Value ETF	Federal Fund Rate minus 0.88%	9/15/2020	Monthly	(2,539)	—
Bank of America Merrill Lynch	Vanguard Value ETF	1 month LIBOR	4/02/2020	Monthly	(2,539)	—
Bank of America Merrill Lynch	WisdomTree Emerging Markets Local Debt Fund	1 month LIBOR plus 0.50%	4/02/2020	Monthly	14	—
Morgan Stanley & Co.	WisdomTree Emerging Markets Local Debt Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	14	—
Bank of America Merrill Lynch	Xtrackers MSCI EAFE Hedged Equity ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	211	—
Morgan Stanley & Co.	Xtrackers MSCI EAFE Hedged Equity ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	211	—
Bank of America Merrill Lynch	Xtrackers MSCI Europe Hedged Equity ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	470	—
Morgan Stanley & Co.	Xtrackers MSCI Europe Hedged Equity ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	470	—
Bank of America Merrill Lynch	Xtrackers MSCI Japan Hedged Equity ETF	1 month LIBOR plus 0.50%	4/02/2020	Monthly	333	—
Morgan Stanley & Co.	Xtrackers MSCI Japan Hedged Equity ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	333	—
Morgan Stanley & Co.	Xtrackers USD High Yield Corporate Bond ETF	Federal Fund Rate minus 0.35%	9/15/2020	Monthly	(227)	—
Bank of America Merrill Lynch	Xtrackers USD High Yield Corporate Bond ETF	1 month LIBOR	4/02/2020	Monthly	(227)	—
					$1,048	$—

1.	As of June 30, 2019, cash in the amount of $460,000 was on deposit with brokers for OTC swap contracts.

2.	Portfolio pays or receives the floating rate and receives or pays the total return of the reference entity.

3.	Reflects the value at reset date as of June 30, 2019.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

The following abbreviations are used in the preceding pages:

BRIC—Brazil, Russia, India and China

DB—Deutsche Bank

EAFE—Europe, Australasia and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

ETN—Exchange-Traded Note

FTSE—Financial Times Stock Exchange

KBW—Keefe, Bruyette & Woods

LIBOR—London Interbank Offered Rate

MBS—Mortgage-Backed Security

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depositary Receipt

USD—United States Dollar

VIX—CBOE Volatility Index

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Exchange-Traded Funds	$379,369,192	$—	$—	$379,369,192
Exchange-Traded Notes	470,860	—	—	470,860
Exchange-Traded Vehicles	22,831,818	—	—	22,831,818
Short-Term Investments
Affiliated Investment Company	1,760,328	—	—	1,760,328
Unaffiliated Investment Company	17,038,834	—	—	17,038,834

Total Short-Term Investments	18,799,162	—	—	18,799,162

Total Investments in Securities	$421,471,032	$—	$—	$421,471,032

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

20	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities, at value (identified cost $413,712,164) including securities on loan of $47,713,845	$419,710,704
Investment in affiliated investment company, at value (identified cost $1,760,328)	1,760,328
Cash collateral on deposit at broker for swap contracts	460,000
Cash	294,339
Receivables:
Dividends	703,160
Portfolio shares sold	324,592
Securities lending	72,532
Prepaid offering costs	2,134

Total assets	423,327,789

Liabilities
Due to custodian	42
Cash collateral received for securities on loan	17,038,834
Payables:
Dividends and interest on OTC swaps contracts	1,038,424
Manager (See Note 3)	110,849
Custodian	100,291
Shareholder communication	82,261
NYLIFE Distributors (See Note 3)	80,545
Professional fees	54,857
Portfolio shares redeemed	41,320
Offering costs	5,000
Trustees	570
Accrued expenses	7,769

Total liabilities	18,560,762

Net assets	$404,767,027

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$47,087
Additional paid-in capital	467,388,655

467,435,742
Total distributable earnings (loss)	(62,668,715)

Net assets	$404,767,027

Initial Class
Net assets applicable to outstanding shares	$10,159,979

Shares of beneficial interest outstanding	1,176,165

Net asset value per share outstanding	$8.64

Service Class
Net assets applicable to outstanding shares	$394,607,048

Shares of beneficial interest outstanding	45,910,476

Net asset value per share outstanding	$8.60

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Dividends-unaffiliated	$5,097,876
Securities lending	239,813
Dividends-affiliated	37,423

Total income	5,375,112

Expenses
Manager (See Note 3)	1,499,895
Distribution/Service—Service Class (See Note 3)	487,991
Custodian	174,239
Shareholder communication	77,875
Professional fees	23,662
Trustees	5,099
Offering (See Note 2)	2,637
Miscellaneous	13,152

Total expenses before waiver/reimbursement	2,284,550
Expense waiver/reimbursement from Manager (See Note 3)	(396,659)

Net expenses	1,887,891

Net investment income (loss)	3,487,221

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	3,583,596
Swap transactions	(3,185,397)
Foreign currency transactions	(7,479)

Net realized gain (loss) on investments, swap transactions and foreign currency transactions	390,720

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	15,846,262
Translation of other assets and liabilities in foreign currencies	7,100

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	15,853,362

Net realized and unrealized gain (loss) on investments, swap transactions and foreign currency transactions	16,244,082

Net increase (decrease) in net assets resulting from operations	$19,731,303

22	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018†
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,487,221	$(352,297)
Net realized gain (loss) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	390,720	(20,979,140)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	15,853,362	(15,928,954)

Net increase (decrease) in net assets resulting from operations	19,731,303	(37,260,391)

Distributions to shareholders:
Initial Class	—	(180,327)
Service Class	—	(2,734,766)

Total distributions to shareholders	—	(2,915,093)

Capital share transactions:
Net proceeds from sale of shares	6,736,917	471,625,822
Net asset value of shares issued in connection with the acquisition of MainStay VP Absolute Return Multi-Strategy Portfolio	—	1,472,556
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	2,915,093
Cost of shares redeemed	(21,854,362)	(609,037,844)

Increase (decrease) in net assets derived from capital share transactions	(15,117,445)	(133,024,373)

Net increase (decrease) in net assets	4,613,858	(173,199,857)

Net Assets
Beginning of period	400,153,169	573,353,026

End of period	$404,767,027	$400,153,169

†	Consolidated Statement of Changes in Net Assets for the period January 1, 2018 to November 30, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018†	2017†	2016†		2015	2014

Net asset value at beginning of period	$8.22		$8.92	$9.04	$9.03		$9.82	$11.15

Net investment income (loss) (a)	0.09		(0.05)	(0.08)	(0.10)		(0.06)	(0.08)

Net realized and unrealized gain (loss) on investments	0.33		(0.55)	0.16	0.03		(0.72)	(1.25)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.10)	0.08		(0.01)	(0.00)‡

Total from investment operations	0.42		(0.60)	(0.02)	0.01		(0.79)	(1.33)

Less dividends:

From net investment income	—		(0.10)	(0.10)	—		—	—

Net asset value at end of period	$8.64		$8.22	$8.92	$9.04		$9.03	$9.82

Total investment return (b)	5.24	%(c)	(6.88%)	(0.25%)	0.11	% (c)	(8.04%)	(11.93%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.02	%††	(0.53%)	(0.93%)	(1.11%)		(0.59%)	(0.78%)

Expenses (before waiver/ reimbursement) (d)(e)	0.90	%††	2.96%	2.63%	2.63%		2.00%	2.21%

Portfolio turnover rate	80%		450%	185%	267%		115%	113%

Net assets at end of period (in 000’s)	$10,160		$9,059	$149,753	$201,252		$3,051	$100,126

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
June 30, 2019	0.70	%*††	—
December 31, 2018	1.43%		1.28%
December 31, 2017	1.43%		1.05%
December 31, 2016	1.46%		0.95%
December 31, 2015	1.47%		0.53%
December 31, 2014	1.46%		0.75%

24	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018†	2017†	2016†		2015		2014

Net asset value at beginning of period	$8.18		$8.87	$8.99	$9.00		$9.79		$11.14

Net investment income (loss) (a)	0.07		(0.00)‡	(0.11)	(0.12)		(0.11)		(0.11)

Net realized and unrealized gain (loss) on investments	0.35		(0.63)	0.18	0.03		(0.67)		(1.24)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.11)	0.08		(0.01)		(0.00	)‡

Total from investment operations	0.42		(0.63)	(0.04)	(0.01)		(0.79)		(1.35)

Less dividends:

From net investment income	—		(0.06)	(0.08)	—		—		—

Net asset value at end of period	$8.60		$8.18	$8.87	$8.99		$9.00		$9.79

Total investment return (b)	5.13	%(c)	(7.14%)	(0.51%)	(0.11	%)(c)	(8.07	%)(c)	(12.12	%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.74	%††	0.03%	(1.20%)	(1.36%)		(1.15%)		(1.04%)

Expenses (before waiver/ reimbursement) (d)(e)	1.15	%††	2.84%	2.88%	2.80%		2.51%		2.48%

Portfolio turnover rate	80%		450%	185%	267%		115%		113%

Net assets at end of period (in 000’s)	$394,607		$391,094	$423,600	$366,470		$330,375		$344,385

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	The expense ratios presented below exclude short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)		Short Sale Expenses
June 30, 2019	0.95	%*††	—
December 31, 2018	1.60%		0.99%
December 31, 2017	1.68%		1.05%
December 31, 2016	1.71%		0.90%
December 31, 2015	1.72%		0.79%
December 31, 2014	1.71%		0.77%

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP IQ Hedge Multi-Strategy Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Effective at the close of business on November 30, 2018, the Portfolio acquired the assets and liabilities of MainStay VP Absolute Return Multi-Strategy Portfolio (the “Reorganization”), which was a separate series of the Fund (the “VP ARMS Portfolio”). The Reorganization was approved by the Fund’s Board of Trustees (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), see Note 10 for additional information. The VP ARMS Portfolio was the accounting survivor in the Reorganization and as such, the financial statements and the financial highlights reflect the financial information of the VP ARMS Portfolio through November 30, 2018.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2013. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets. The VP ARMS Portfolio’s investment objective until the November 30, 2018 Reorganization was to seek long-term growth of capital.

The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”), but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the IQ Hedge Multi-Strategy Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews

26	MainStay VP IQ Hedge Multi-Strategy Portfolio

and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued

27

Notes to Financial Statements (Unaudited) (continued)

whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including ETPs, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net

28	MainStay VP IQ Hedge Multi-Strategy Portfolio

unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETPs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETPs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETPs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

In addition, the Portfolio bears a pro rata share of the fees and expenses of the ETPs in which it invests. Because the ETPs have varied expense and fee levels and the Portfolio may own different proportions of the ETPs at different times, the amount of fees and expenses incurred indirectly by the Portfolio may vary.

(G)  Offering and Organization Costs.  Offering costs paid in connection with the offering of shares of the Portfolio are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Portfolio are expensed on the first day of operations.

(H)  Use of Estimates.  In preparing the financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any repurchase agreements.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each

29

Notes to Financial Statements (Unaudited) (continued)

day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2019, the Portfolio did not hold any futures contracts.

(K)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of June 30, 2019, the Portfolio did not hold any foreign currency forward contracts.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument

30	MainStay VP IQ Hedge Multi-Strategy Portfolio

based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2019, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Equity Swaps (Total Return Swaps):  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater

31

Notes to Financial Statements (Unaudited) (continued)

potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of June 30, 2019, the Portfolio did not hold any rights or warrants.

(O)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency. As of June 30, 2019, the Portfolio did not purchase or write any options contracts.

(P)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of June 30, 2019, the Portfolio did not enter into any securities sold short.

(Q)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of

32	MainStay VP IQ Hedge Multi-Strategy Portfolio

cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio had securities on loan with an aggregate market value of $47,713,845; the total market value of collateral held by the Portfolio was $48,883,210. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $31,844,376 and cash collateral which was invested into the State Street Navigator Securities Lending Government Money Market Portfolio with a value of $17,038,834.

(R)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The

Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Swap Contracts	Net realized gain (loss) on swap transactions	$(3,185,397)	$(3,185,397)

Total Realized Gain (Loss)		$(3,185,397)	$(3,185,397)

Average Notional Amount

	Equity Contracts Risk	Total

Swap Contracts Long	$40,952,321	$40,952,321
Swap Contracts Short	$41,519,093	$41,519,093

33

Notes to Financial Statements (Unaudited) (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ Advisors” or “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and IndexIQ Advisors, New York Life Investments pays for the services of the Subadvisor.

Prior to the Reorganization, the VP ARMS Portfolio had different subadvisors. Candriam France, a registered investment adviser, served as a subadvisor, pursuant to the terms of a subadvisory agreement between New York Life Investments and Candriam France, and was responsible for the day-to-day portfolio management of a portion of the Portfolio and the Cayman Subsidiary. Cushing® Asset Management, LP (“Cushing”), a registered investment adviser, served as a subadvisor, pursuant to the terms of a subadvisory agreement between New York Life Investments and Cushing, and was responsible for the day-to-day portfolio management of a portion of the VP ARMS Portfolio. MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, served as a subadvisor, pursuant to the terms of an amended and restated subadvisory agreement between New York Life Investments and MacKay Shields, and was responsible for the day-to-day portfolio management of a portion of the Portfolio. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a subadvisor to the VP ARMS Portfolio. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring. New York Life Investments paid for the services of these subadvisors.

The Cayman Subsidiary had entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary was obligated to pay New York Life Investments a management fee at the same rate that the VP ARMS Portfolio paid New York Life Investments for services provided to the VP ARMS Portfolio. New York Life Investments was contractually obligated to waive the management fee it received from the VP ARMS Portfolio in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Portfolio’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.70% and 0.95% for Initial Class shares and Service Class shares, respectively. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $1,499,895, waived its fees and/or reimbursed expenses in the amount of $396,659, and paid the Subadvisor in the amount of $524,139.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

34	MainStay VP IQ Hedge Multi-Strategy Portfolio

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$—	$15,734	$(13,974)	$—	$—	$1,760	$37	$—	1,760

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$415,899,703	$6,227,686	$(656,357)	$5,571,329

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $72,933,965, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$72,815	$119

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$2,915,093	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of securities, other than short-term securities, were $320,675 and $333,151, respectively.

35

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	89,974	$765,451
Shares redeemed	(16,439)	(140,313)

Net increase (decrease)	73,535	$625,138

Year ended December 31, 2018:
Shares sold	1,208,739	$10,226,499
Shares issued in connection with the acquisition of MainStay VP Absolute Return Multi-Strategy Portfolio	171,924	1,448,027
Shares issued to shareholders in reinvestment of dividends and distributions	21,468	180,327
Shares redeemed	(17,082,507)	(146,009,563)

Net increase (decrease)	(15,680,376)	$(134,154,710)

Service Class	Shares	Amount
Six-month period ended June 30, 2019:
Shares sold	701,895	$5,971,466
Shares redeemed	(2,591,036)	(21,714,049)

Net increase (decrease)	(1,889,141)	$(15,742,583)

Year ended December 31, 2018:
Shares sold	54,944,534	$461,399,323
Shares issued in connection with the acquisition of MainStay VP Absolute Return Multi-Strategy Portfolio	2,931	24,529
Shares issued to shareholders in reinvestment of dividends and distributions	332,206	2,734,766
Shares redeemed	(55,252,849)	(463,028,281)

Net increase (decrease)	26,822	$1,130,337

Note 10–Fund Acquisitions

At a meeting held on June 19-21, 2018, the Board approved the Reorganization Agreement providing for the acquisition of the assets and liabilities of the VP ARMS Portfolio in exchange for shares of the Portfolio, followed by the complete liquidation of the VP ARMS Portfolio. The Reorganization was completed on November 30, 2018. The shareholders of VP ARMS Portfolio received newly-issued Service Class shares in tax-free transactions. The shares were issued at the NAV of the Service Class shares of the VP ARMS Portfolio as of November 30, 2018. Refer to the Statements of Changes in Net Assets and Note 9 for details of the capital transactions in relation to the acquisition. The Reorganization provided shareholders the opportunity to continue to participate in a suitable multi-alternative option of the VP ARMS Portfolio with lower management fees and estimated operating expenses. Additionally, the strategy pursued by the Portfolio provides exposure to sources of return not generally available through traditional equity and fixed-income indices and diversification. The aggregate net assets of the VP ARMS Portfolio immediately before the acquisition and the combined net assets after the acquisition were the same.

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the reorganization:

	Before Reorganization		After Reorganization
	MainStay VP Absolute Return Multi-Strategy Portfolio*	MainStay VP IQ Hedge Multi-Strategy Portfolio	MainStay VP IQ Hedge Multi-Strategy Portfolio
Net Assets:
Initial Class	$7,886,520	$1,448,027	$9,334,547
Service Class	409,673,122	24,529	409,697,651
Shares Outstanding:
Initial Class	936,368	147,500	1,108,292
Service Class	48,946,792	2,500	48,949,723
Net asset value per share outstanding:
Initial Class	$8.42	$9.82	$8.42
Service Class	$8.37	$9.81	$8.37
Net unrealized appreciation/(depreciation)	1,070,738	(24,021)	1,046,518
Undistributed net investment income	(3,672,195)	4,328	(3,672,195)
Accumulated net realized gain/(loss)	(84,540,598)	(7,951)	(84,540,598)

*	Represents the accounting survivor.

Assuming the acquisition of VP ARMS Portfolio had been completed on January 1, 2018, the beginning of the annual reporting period of the Portfolio, the Portfolio’s pro forma results of operations for the period ended December 31, 2018, are as follows (Unaudited):

Net investment income (loss)	$(3,363,799)
Net realized and unrealized gain (loss)	(58,076,467)
Net change in net assets resulting from operations	$(61,440,266)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the VP ARMS Portfolio that have been included in the Portfolio’s Statement of Operations since November 30, 2018.

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from VP ARMS Portfolio, in the amount of $198,874,304, was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Recent Accounting Pronouncements

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies

36	MainStay VP IQ Hedge Multi-Strategy Portfolio

certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

38	MainStay VP IQ Hedge Multi-Strategy Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781596	MSVPARM10-08/19 (NYLIAC) NI506

MainStay VP PIMCO Real Return Portfolio

Message from the President and Semiannual Report

Unaudited  |  June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

Most equity and fixed-income markets in the United States and around the world advanced in the face of conflicting political and macroeconomic forces during the six-month period ended June 30, 2019.

The reporting period began on the heels of tumultuous December 2018, during which equities and equity-sensitive bonds spiked sharply lower on concerns regarding the pace of economic growth, a U.S. government shutdown and the potential impact of trade disputes between the United States and other nations, particularly China. Markets recovered quickly in early 2019 as trade tensions eased, the government reopened and the U.S. Federal Reserve Board (Fed) adopted a more patient tone regarding the future direction of interest rates. Markets moved broadly higher from January through April, supported by encouraging economic data and generally strong corporate earnings.

During the first four months of the reporting period, the improving economic environment encouraged investors to favor areas of the market viewed as offering greater return potential along with higher risks. Among U.S. stocks, cyclical, growth-oriented sectors tended to outperform more defensive, value-oriented sectors, while large-cap stocks outperformed their smaller-cap counterparts. Within the S&P 500® Index, the information technology sector led the market’s advance, followed by communication services, consumer discretionary and consumer staples. Industrials, utilities, financials, materials, real estate and energy produced more modest gains. While some international equity markets outperformed or underperformed the U.S. market, on average international stocks mirrored the performance of their U.S. counterparts. Fixed-income securities gained ground as well, albeit along a more gradual trajectory. Among U.S. fixed-income instruments, corporate issues generally outperformed government bonds, with lower credit quality, higher yielding securities leading the sector’s advance. Long-term U.S. Treasury bond yields proved particularly weak, with

10-year yields dipping at times below 3-month yields, reflecting investors’ continued concerns about domestic economic growth.

May 2019 saw a return of uncertainty and volatility. Trade discussions between the United States and China faltered, driving global equity prices lower. Government bond prices rose as investors sought safe havens. June brought yet another U-turn as equity prices climbed again after comments from the Fed raised hopes of an interest rate cut in response to weak economic data. Stock and bond prices rose, with U.S. equity markets ending the reporting period in record territory.

We are pleased to see renewed signs of strength in broad areas of the financial market. At the same time, we remained sharply focused on providing you, as a MainStay VP investor, with the experienced and disciplined fund management that we believe underpins an effective, long-term investment strategy. Whatever tomorrow’s investment environment brings, you can rely on our portfolio managers to pursue the objectives of their individual Portfolios as outlined in the prospectus with the energy and dedication you have come to expect.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the six months ended June 30, 2019. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period-Ended June 30, 2019

Class	Inception Date	Six Months	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	6.62%	4.32%	1.24%	1.16%	1.43%
Service Class Shares	2/17/2012	6.49	4.06	0.99	0.93	1.68

Benchmark Performance	Six Months	One Year	Five Years	Since Inception

Bloomberg Barclays U.S. TIPS Index[3]	6.15%	4.84%	1.76%	1.46%
Morningstar Inflation-Protected Bond Category Average[4]	5.80	4.11	1.22	0.96

1.

Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. TIPS Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury

Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from January 1, 2019, to June 30, 2019, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from January 1, 2019, to June 30, 2019. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended June 30, 2019. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/19	Ending Account Value (Based on Actual Returns and Expenses) 6/30/19	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 6/30/19	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$1,066.20	$9.07	$1,016.02	$8.85	1.77%

Service Class Shares	$1,000.00	$1,064.90	$10.34	$1,014.78	$10.09	2.02%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of June 30, 2019 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of June 30, 2019 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–1.375%, due 1/15/20–1/15/29

2.	United States Treasury Inflation—Indexed Bonds, 0.375%–3.375%, due 4/15/23–2/15/49

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–4.757%, due 11/1/34–4/29/48

4.	United Kingdom Gilt Inflation Linked, 0.125%–1.875%, due 11/22/22–11/22/65

5.	French Republic Government Bond OAT, 0.10%–2.25%, due 7/25/20–7/25/27
6.	Nykredit Realkredit A/S, 1.00%–2.50%, due 10/1/47–10/1/50

7.	BRFkredit A/S, 1.00%, due 10/1/50

8.	Japanese Government CPI Linked Bond, 0.10%, due 3/10/28–3/10/29

9.	New Zealand Government Inflation Linked Bond, 2.00%–3.00%, due 9/20/25–9/20/35

10.	Paragon Mortgages No.13 PLC, 1.167%, due 1/15/39

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Mihir Worah and Stephen A. Rodosky of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the six months ended June 30, 2019?

For the six months ended June 30, 2019, MainStay VP PIMCO Real Return Portfolio returned 6.62% for Initial Class shares and 6.49% for Service Class shares. Over the same period, both share classes outperformed the 6.15% return of the Bloomberg Barclays U.S. TIPS Index,1 which is the Portfolio’s benchmark, and the 5.80% return of the Morningstar Inflation-Protected Bond Category Average.

What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?

Several strategies contributed positively to the Portfolio’s performance relative to the Bloomberg Barclays U.S. TIPS Index during the reporting period. These included:

•	Holding overweight exposure to U.S. real duration[2] (nominal interest rates minus the inflation rate) as U.S. interest rates fell amid the Federal Reserve’s shift to a more dovish stance;

•	Maintaining overweight exposure to German nominal duration as German interest rates fell;

•	Adopting tactical short exposure to eurozone breakeven inflation (the difference between nominal and real yields) as regional inflation expectations in the region eased;

•	Within spread[3] sectors, holding positions in residential mortgage-backed securities and investment-grade corporate credit as spreads generally tightened; and

•	Holding positions in emerging-market currencies, particularly the Russian ruble, as these appreciated versus the U.S. dollar.

(Contributions take weightings and total returns into account.)

The primary strategy that detracted from the Portfolio’s relative performance during the reporting period was maintaining short nominal duration exposure in the United States, the U.K., France and Italy as interest rates generally fell globally.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of long futures and options on the German nominal yield curve4 contributed positively to the Portfolio’s performance as yields declined. On the other hand, short exposures to nominal duration in the United States, U.K., France and Italy, which the Portfolio established in part by use of futures, options and swaps, detracted from performance. Within spread sectors, small buy-protection positions on high-yield credit default swaps indices (CDX) modestly detracted from performance as spreads generally narrowed over the reporting period. Currency exposure, established using currency forwards, contributed positively to overall performance.

Derivatives may be used in the Portfolio to gain or decrease exposure to securities, markets or sectors; as a substitute for exposure that may not otherwise be accessible through cash bonds; for purposes of liquidity; or to take advantage of anticipated changes in market volatility.

What was the Portfolio’s duration strategy during the reporting period?

Throughout the reporting period, the Portfolio’s overall duration remained underweight relative to the Bloomberg Barclays U.S. TIPS Index. However, the Portfolio maintained an overweight to real duration in the United States, with a duration concentration to the intermediate and long-end segments of the real yield curve. The Portfolio reduced the extent of its underweight relative to the benchmark during the reporting period, ending with a duration of 7.49 years as of June 30, 2019, compared to a duration of 7.55 years for the Bloomberg Barclays U.S. TIPS Index as of the same date.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio’s total duration remained shorter than the duration of the benchmark throughout the reporting period, with the majority of the underweight being sourced primarily from French and Italian nominal rates. The Portfolio also had short exposure to nominal rates in Japan and the U.K.; however, we brought these positions to neutral amid a dovish pivot in global central bank rhetoric and looming Brexit uncertainties. The Portfolio maintained an overweight to real duration and inflation exposure in the U.S., given relatively attractive levels of inflation expectations and the possible reemergence of inflation risk premiums. Within currencies, the Portfolio held varied positions but generally maintained long exposure to a diversified basket of higher-yielding emerging-market currencies.

1.	See page 5 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP PIMCO Real Return Portfolio

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Within real duration, the Portfolio’s long position in U.S. Treasury Inflation-Protected Securities (TIPS) added to performance as rates across the real yield curve declined. On the other hand, underweight nominal duration positions, specifically in the United States, U.K., France and Italy, detracted from performance amid falling global rates, while overweight duration positions in Germany enhanced returns. Falling inflation expectations in the eurozone supported performance given the Portfolio’s short exposure to eurozone breakeven inflation rates. Out-of-benchmark exposures to spread sectors such as investment-grade corporate credit and residential mortgage-backed securities contributed positively amid spread tightening. Lastly, currency strategies, namely a long position in the Russian ruble, bolstered performance over the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio increased overall duration and thus reduced its underweight position relative to the benchmark. In terms of nominal duration, as mentioned earlier, the Portfolio largely sold its short positions in Japan and the U.K., while increasing short positions in France and Italy. Regarding inflation-linked duration exposure, the Portfolio moderately reduced its long positions in the United States and its short positions in the eurozone. Among currencies, the Portfolio added a long position to the Brazilian real while selling the Colombian peso.

How was the Portfolio positioned at the end of the reporting period?

As of June 30, 2019, the Portfolio held overweight exposure to U.S. TIPS relative to the Bloomberg Barclays U.S. TIPS Index, while maintaining a defensive posture towards nominal yields. As of the same date, the Portfolio maintained out-of-index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and U.S. dollar-denominated emerging-market securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments June 30, 2019 (Unaudited)

	Principal Amount		Value
Long-Term Bonds 151.8%† Asset-Backed Securities 6.5%
Other Asset-Backed Securities 6.5%
Argent Securities, Inc. Series 2006-W4, Class A2C 2.589% (1 Month LIBOR + 0.16%), due 5/25/36 (a)		$331,016	$122,874
Atrium CDO Corp. Series 2012-A, Class AR 3.591% (1 Month LIBOR + 0.83%), due 4/22/27 (a)(b)		300,000	299,027
Black Diamond CLO, Ltd. Series 2015-1A, Class A1R 0.65% (1 Month LIBOR + 0.65%), due 10/3/29 (a)(b)	EUR	260,000	295,692
Catamaran CLO, Ltd. Series 2013-1A, Class AR 3.614% (1 Month LIBOR + 0.85%), due 1/27/28 (a)(b)		$1,180,000	1,174,767
CIFC Funding, Ltd. Series 2015-2A, Class AR 3.567% (1 Month LIBOR + 0.78%), due 4/15/27 (a)(b)		1,460,000	1,454,515
Colony American Finance Trust Series 2017-1, Class A 2.968%, due 10/15/49 (b)		75,349	75,768
Countrywide Asset-Backed Certificates Series 2007-08, Class 1A1 2.619% (1 Month LIBOR + 0.19%), due 11/25/37 (a)		856,763	821,968
Credit-Based Asset Servicing & Securitization LLC Series 2007-CB6, Class A3 2.649% (1 Month LIBOR + 0.22%), due 7/25/37 (a)(b)		1,216,102	817,610
Halcyon Loan Advisors Funding, Ltd. Series 2015-1A, Class AR 3.681% (1 Month LIBOR + 0.92%), due 4/20/27 (a)(b)		299,820	299,062
Jamestown CLO IV, Ltd. Series 2014-4A, Class A1AR 3.477% (1 Month LIBOR + 0.69%), due 7/15/26 (a)(b)		323,709	322,773
Jamestown CLO VII, Ltd. Series 2015-7A, Class A1R 3.60% (1 Month LIBOR + 0.83%), due 7/25/27 (a)(b)		1,450,000	1,444,836
Jubilee CDO B.V. Series 2015-16A, Class A1R 0.49% (1 Month LIBOR + 0.80%), due 12/15/29 (a)(b)	EUR	1,660,000	1,880,902

	Principal Amount	Value
Other Asset-Backed Securities (continued)
KVK CLO, Ltd. Series 2013-1A, Class AR 3.697%, due 1/14/28 (b)	$1,660,000	$1,652,122
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1 3.75%, due 4/25/59 (b)(c)	196,155	198,308
Long Beach Mortgage Loan Trust Series 2006-7, Class 2A2 2.549% (1 Month LIBOR + 0.12%), due 8/25/36 (a)	289,278	148,649
Marathon CLO V, Ltd. Series 2013-5A, Class A1R 3.511% (1 Month LIBOR + 0.87%), due 11/21/27 (a)(b)	1,660,000	1,648,402
Marlette Funding Trust Series 2019-3A, Class A 2.69%, due 9/17/29 (b)	200,000	199,984
Navient Student Loan Trust Series 2016-7A, Class A 3.579% (1 Month LIBOR + 1.15%), due 3/25/66 (a)(b)	421,183	422,766
New Residential Mortgage Loan Trust Series 2018-3A, Class A1 4.50%, due 5/25/58 (b)	258,901	272,806
OCP CLO, Ltd. (a)(b)
Series 2015-10A, Class A1R 3.584% (1 Month LIBOR + 0.82%), due 10/26/27	1,660,000	1,655,284
Series 2015-9A, Class A1R 3.587% (1 Month LIBOR + 0.80%), due 7/15/27	300,000	299,944
RASC Trust (a)
Series 2006-KS6, Class A4 2.679% (1 Month LIBOR + 0.25%), due 8/25/36	388,694	387,743
Series 2005-KS8, Class M4 3.314% (1 Month LIBOR + 0.59%), due 8/25/35	600,000	600,939
Residential Asset Securities Corp. Series 2006-EMX4, Class A4 2.889% (1 Month LIBOR + 0.23%), due 6/25/36 (a)	1,000,000	970,641
Saxon Asset Securities Trust Series 2007-03, Class A1 2.739% (1 Month LIBOR + 0.31%), due 9/25/47 (a)	203,359	197,568
Securitized Asset-Backed Receivables LLC Trust (a) Series 2006-HE2, Class A2C 2.579% (1 Month LIBOR + 0.15%), due 7/25/36	241,144	131,750

10	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Securitized Asset-Backed Receivables LLC Trust (continued)
Series 2006-HE1, Class A2C 2.589% (1 Month LIBOR + 0.16%), due 7/25/36		$681,492	$350,188
SLM Student Loan Trust Series 2003-5, Class A5, Series Reg S (zero coupon) (3 Month EURIBOR + 0.27%), due 6/17/24 (a)	EUR	43,476	49,261
Series 2004-2, Class A5 0.204% (3 Month EURIBOR + 0.18%), due 1/25/24 (a)		163,879	185,933
Series 2013-B, Class A2A 1.85%, due 6/17/30 (b)		$49,614	49,550
Series 2004-3A, Class A6B 3.32% (3 Month LIBOR + 0.55%), due 10/25/64 (a)(b)		500,000	492,839
Series 2011-B, Class A3 4.689% (1 Month LIBOR + 2.25%), due 6/16/42 (a)(b)		190,000	192,163
Sofi Professional Loan Program LLC Series 2017-F, Class A1FX 2.05%, due 1/25/41 (b)		265,861	265,294
Soundview Home Equity Loan Trust (a) Series 2007-OPT2, Class 2A3 2.609% (1 Month LIBOR + 0.18%), due 7/25/37		256,580	235,111
Series 2007-OPT1, Class 1A1 2.629% (1 Month LIBOR + 0.20%), due 6/25/37		379,570	281,546
SpringCastle Funding Asset-Backed Notes Series 2019-AA, Class A 3.20%, due 5/27/36 (b)		968,546	979,655
THL Credit Wind River CLO, Ltd. Series 2012-1A, Class AR2 3.282% (3 Month LIBOR + 0.88%), due 1/15/26 (a)(b)		400,000	400,000
Venture CLO, Ltd. Series 2018-35A, Class AS 3.797% (1 Month LIBOR + 1.15%), due 10/22/31 (a)(b)		200,000	199,786
Venture XX CLO, Ltd. Series 2015-20A, Class AR 3.607% (1 Month LIBOR + 0.82%), due 4/15/27 (a)(b)		970,000	967,072
Venture XXI CLO, Ltd. Series 2015-21A, Class AR 3.667% (1 Month LIBOR + 0.88%), due 7/15/27 (a)(b)		400,000	399,995

	Principal Amount		Value
Other Asset-Backed Securities (continued)
Voya CLO, Ltd. Series 2014-3A, Class A1R 3.49% (1 Month LIBOR + 0.72%), due 7/25/26 (a)(b)		$462,916	$461,694
Wachovia Mortgage Loan Trust LLC Series 2005-WMC1, Class M1 3.089% (1 Month LIBOR + 0.66%), due 10/25/35 (a)		27,112	27,064
Z Capital Credit Partners CLO, Ltd. Series 2015-1A, Class A1R 3.728% (1 Month LIBOR + 0.95%), due 7/16/27 (a)(b)		570,000	568,128

Total Asset-Backed Securities (Cost $23,948,880)			23,901,979

Corporate Bonds 13.0%
Agriculture 0.1%
BAT Capital Corp. 3.118% (1 Month LIBOR + 0.59%), due 8/14/20 (a)		500,000	501,205

Auto Manufacturers 0.6%
FCE Bank PLC Series Reg S 0.189% (3 Month EURIBOR + 0.50%), due 8/26/20 (a)	EUR	800,000	904,806
Series Reg S 1.875%, due 6/24/21		900,000	1,045,960
Volkswagen Group of America Finance LLC 4.00%, due 11/12/21 (b)		$200,000	206,427

			2,157,193

Banks 4.6%
Banco Bilbao Vizcaya Argentaria S.A. Series Reg S 5.875% (3 Month LIBOR + 5.66%), due 9/24/23 (a)(d)	EUR	400,000	470,236
Bank of America Corp. 5.875%, due 3/15/28 (d)(e)		$190,000	198,322
Barclays Bank PLC 2.98% (3 Month LIBOR + 0.40%), due 10/25/19 (a)(b)		2,000,000	2,001,925
Cooperatieve Rabobank U.A. (a)(d) Series Reg S 5.50% (EUR 5 Year Interest Swap Rate + 5.25%), due 6/29/20	EUR	200,000	236,517
Series Reg S 6.625% (EUR 5 Year Interest Swap Rate + 6.697%), due 6/29/21		200,000	251,556

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Banks (continued)
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22		$300,000	$311,011
Deutsche Bank A.G. 4.25%, due 10/14/21		1,400,000	1,419,287
Goldman Sachs Group, Inc. 3.61% (3 Month LIBOR + 1.20%), due 9/15/20 (a)		1,300,000	1,312,472
ING Bank N.V. 2.625%, due 12/5/22 (b)		400,000	407,800
Intesa Sanpaolo S.p.A. 6.50%, due 2/24/21 (b)		400,000	420,986
Lloyds Banking Group PLC (a) 3.186% (3 Month LIBOR + 0.80%), due 6/21/21		400,000	400,135
Series Reg S 6.375% (EUR 5 Year Interest Swap Rate + 5.29%), due 6/27/20 (d)	EUR	200,000	235,623
Nykredit Realkredit A/S Series Reg S 1.00%, due 10/1/50	DKK	29,000,000	4,351,668
Series Reg S 2.50%, due 10/1/47		12,409	1,979
Realkredit Danmark A/S 2.50%, due 7/1/47		71,133	11,325
Royal Bank of Scotland Group PLC 3.899% (3 Month LIBOR + 0.80%), due 6/25/24 (a)		$300,000	299,346
4.519%, due 6/25/24 (e)		200,000	208,307
State Bank of India Series Reg S 3.539% (3 Month LIBOR + 0.95%), due 4/6/20 (a)		700,000	701,251
Toronto-Dominion Bank 2.25%, due 3/15/21 (b)		600,000	601,776
UBS A.G. 3.031% (3 Month LIBOR + 0.58%), due 6/8/20 (a)(b)		800,000	803,102
UniCredit S.p.A. 7.83%, due 12/4/23 (b)		1,900,000	2,159,635

			16,804,259

Beverages 0.8%
Keurig Dr Pepper, Inc. 3.551%, due 5/25/21		1,000,000	1,021,551
4.057%, due 5/25/23 (b)		100,000	104,988
Pernod-Ricard S.A. 5.75%, due 4/7/21 (b)		1,600,000	1,689,422

			2,815,961

	Principal Amount		Value
Commercial Services 0.1%
ERAC USA Finance LLC 4.50%, due 8/16/21 (b)		$400,000	$416,981

Computers 0.3%
EMC Corp. 2.65%, due 6/1/20		1,100,000	1,093,971

Diversified Financial Services 1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20		100,000	102,540
Ally Financial, Inc. 4.125%, due 3/30/20		400,000	403,868
BRFkredit A/S Series Reg S 1.00%, due 10/1/50	DKK	18,400,000	2,760,217
Jyske Realkredit A/S 2.50%, due 10/1/47		43,709	6,972
National Rural Utilities Cooperative Finance Corp. 2.694% (3 Month LIBOR + 0.375%), due 6/30/21 (a)		$100,000	100,248
Nordea Kredit Realkreditaktieselskab Series Reg S 1.00%, due 10/1/50	DKK	11,800,000	1,770,679
2.50%, due 10/1/47		14,028	2,235

			5,146,759

Electric 0.9%
Chugoku Electric Power Co., Inc. Series Reg S 2.701%, due 3/16/20		$500,000	500,400
Consolidated Edison Co. of New York, Inc. 2.749% (3 Month LIBOR + 0.40%), due 6/25/21 (a)		100,000	100,250
Duke Energy Corp. 3.028% (3 Month LIBOR + 0.50%), due 5/14/21 (a)(b)(f)		900,000	902,169
IPALCO Enterprises, Inc. 3.45%, due 7/15/20		500,000	503,020
NextEra Energy Capital Holdings, Inc. (a) 2.835% (3 Month LIBOR + 0.315%), due 9/3/19		560,000	560,196
2.921% (3 Month LIBOR + 0.40%), due 8/21/20		600,000	599,660
Southern Power Co. 2.937% (3 Month LIBOR + 0.55%), due 12/20/20 (a)(b)		300,000	300,004

			3,465,699

12	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Gas 0.4%
Sempra Energy 2.86% (3 Month LIBOR + 0.45%), due 3/15/21 (a)		$100,000	$99,582
Southern Co. Gas Capital Corp. 3.50%, due 9/15/21		1,400,000	1,431,840

			1,531,422

Home Builders 0.2%
D.R. Horton, Inc. 4.00%, due 2/15/20		900,000	906,366

Machinery—Diversified 0.5%
John Deere Capital Corp. 2.633% (3 Month LIBOR + 0.29%), due 6/22/20 (a)		1,100,000	1,101,800
Wabtec Corp. 3.71% (3 Month LIBOR + 1.30%), due 9/15/21 (a)		600,000	598,282

			1,700,082

Media 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, due 7/23/20		800,000	807,172
DISH DBS Corp. 5.125%, due 5/1/20		300,000	301,497

			1,108,669

Miscellaneous—Manufacturing 0.2%
Textron, Inc. 3.095% (3 Month LIBOR + 0.55%), due 11/10/20 (a)		580,000	579,764

Oil & Gas 0.3%
Petrobras Global Finance B.V. 5.999%, due 1/27/28		706,000	750,478
6.125%, due 1/17/22		33,000	35,348
6.625%, due 1/16/34	GBP	100,000	141,282

			927,108

Pharmaceuticals 0.2%
Teva Pharmaceutical Finance Netherlands III B.V. 2.80%, due 7/21/23		$800,000	692,000

Pipelines 0.6%
Enbridge, Inc. (a) 2.984% (3 Month LIBOR + 0.40%), due 1/10/20		600,000	600,136
3.11% (3 Month LIBOR + 0.70%), due 6/15/20		800,000	802,174

	Principal Amount	Value
Pipelines (continued)
Florida Gas Transmission Co LLC 5.45%, due 7/15/20 (b)	$700,000	$718,199
Spectra Energy Partners, L.P. 3.179% (3 Month LIBOR + 0.70%), due 6/5/20 (a)	100,000	100,291

		2,220,800

Real Estate Investment Trusts 0.1%
American Tower Corp. 3.30%, due 2/15/21	300,000	303,727

Semiconductors 0.4%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, due 1/15/20	1,500,000	1,497,393

Software 0.1%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	500,000	498,975

Telecommunications 0.7%
AT&T, Inc. 3.27% (3 Month LIBOR + 0.75%), due 6/1/21 (a)	500,000	502,473
3.547% (3 Month LIBOR + 0.95%), due 7/15/21 (a)	800,000	806,981
5.15%, due 2/15/50	300,000	331,232
5.30%, due 8/15/58	100,000	111,375
Sprint Corp. 7.25%, due 9/15/21	300,000	318,750
Telstra Corp., Ltd. 4.80%, due 10/12/21 (b)	300,000	315,612

		2,386,423

Transportation 0.1%
TTX Co. 2.60%, due 6/15/20 (b)	300,000	300,197

Trucking & Leasing 0.0%‡
Park Aerospace Holdings, Ltd. 5.25%, due 8/15/22 (b)	100,000	105,580

Utilities 0.1%
Dominion Energy Gas Holdings LLC 3.01% (3 Month LIBOR + 0.60%), due 6/15/21 (a)	400,000	401,777

Total Corporate Bonds (Cost $47,044,065)		47,562,311

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount		Value
Foreign Government Bonds 11.0%
Argentina 0.1%
Argentina Bocon 40.244% (BADLARPP Index + 0.00%), due 10/4/22 (a)	ARS	100,000	$3,778
Argentina Bonar Bonds 52.006% (BADLARPP Index + 2.00%), due 4/3/22 (a)		2,854,000	66,917
Argentina POM Politica Monetaria 63.705%, due 6/21/20 (g)		20,103,000	470,640

			541,335

Australia 0.6%
Australia Government Bond Series Reg S 1.25%, due 2/21/22	AUD	980,000	818,710
Series Reg S 3.00%, due 9/20/25		1,450,000	1,500,909

			2,319,619

Canada 0.3%
Canadian Government Real Return Bond 4.25%, due 12/1/26	CAD	928,974	927,435

France 2.8%
French Republic Government Bond OAT Series Reg S 0.10%, due 3/1/25	EUR	1,090,751	1,324,392
Series Reg S 1.10%, due 7/25/22		4,199,167	5,148,288
Series Reg S 1.85%, due 7/25/27		2,214,472	3,150,153
Series Reg S 2.25%, due 7/25/20		638,330	752,556

			10,375,389

Japan 0.7%
Japanese Government CPI Linked Bond 0.10%, due 3/10/28	JPY	189,866,840	1,837,488
0.10%, due 3/10/29		82,242,720	796,377

			2,633,865

New Zealand 0.7%
New Zealand Government Inflation Linked Bond Series Reg S 2.00%, due 9/20/25	NZD	1,800,000	1,429,709
Series Reg S 2.50%, due 9/20/35		800,000	717,294
Series Reg S 3.00%, due 9/20/30		500,000	453,643

			2,600,646

	Principal Amount		Value
Peru 0.4%
Peru Government Bond (b) 5.94%, due 2/12/29	PEN	1,300,000	$429,859
Series Reg S 6.15%, due 8/12/32		2,600,000	865,640

			1,295,499

Qatar 0.1%
Qatar Government International Bond 3.875%, due 4/23/23 (b)		$300,000	314,640

Spain 0.2%
Autonomous Community of Catalonia 4.95%, due 2/11/20	EUR	500,000	583,884

United Kingdom 5.1%
United Kingdom Gilt Inflation Linked Series Reg S 0.125%, due 3/22/26	GBP	247,665	375,438
Series Reg S 0.125%, due 8/10/28		2,146,019	3,444,552
Series Reg S 0.125%, due 11/22/65		1	3
Series Reg S 1.25%, due 11/22/27		3,755,836	6,451,858
1.875%, due 11/22/22		5,561,375	8,222,286

			18,494,137

Total Foreign Government Bonds (Cost $40,550,624)			40,086,449

Mortgage-Backed Securities 4.9%
Agency (Collateralized Mortgage Obligations) 1.5%
Federal Home Loan Mortgage Corporation REMIC (Collateralized Mortgage Obligations) Series 4779, Class WF 2.851% (1 Month LIBOR + 0.35%), due 7/15/44 (a)		$444,079	441,046
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 2.889% (1 Month LIBOR + 0.45%), due 9/15/42 (a)		585,483	587,555
Federal National Mortgage Association REMIC, Series 2019-5, Class FA 2.829% (1 Month LIBOR + 0.40%), due 3/25/49 (a)		1,706,667	1,701,893
Government National Mortgage Association (a) REMIC, Series 2019-20, Class FE 2.84% (1 Month LIBOR + 0.40%), due 2/20/49		1,677,264	1,675,508

14	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
Government National Mortgage Association (continued)
REMIC, Series 2018-H15, Class FG 3.03% (1 Month LIBOR + 0.15%), due 8/20/68		$703,224	$689,604
Government National Mortgage Association (Mortgage Pass-Through Securities) Series 2017-H10, Class FB 3.629% (12 Month LIBOR + 0.75%), due 4/20/67 (a)		372,770	379,473

			5,475,079

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
CGGS Commercial Mortgage Trust Series 2018-WSS, Class A 3.294% (1 Month LIBOR + 0.90%), due 2/15/37 (a)(b)		1,000,000	998,105

Whole Loan (Collateralized Mortgage Obligations) 3.1%
BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (b)(g)		1,032,443	1,052,222
CHL Mortgage Pass-Through Trust Series 2007-1, Class A1 6.00%, due 3/25/37		44,375	37,761
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.625%, due 3/25/37 (h)		448,035	444,709
Citigroup Mortgage Loan Trust, Inc. Series 2019-B, Class A1 3.258%, due 4/25/66 (b)(g)		300,000	299,745
Series 2004-NCM2, Class 1CB1 5.50%, due 8/25/34		272,435	276,729
Countrywide Alternative Loan Trust Series 2007-1T1, Class 1A1 6.00%, due 3/25/37		835,106	592,778
Credit Suisse Mortgage Trust Series 2019-RPL4, Class A1 3.83%, due 8/26/58 (b)		297,068	299,866
Eurosail-UK PLC (a) Series 2007-3A, Class A3C 1.792% (3 Month LIBOR + 0.95%), due 6/13/45 (b)	GBP	53,716	67,535
Series 2007-3X, Class A3A, Reg S 1.792% (3 Month LIBOR + 0.95%), due 6/13/45		201,460	254,676
Series 2007-3X, Class A3C, Reg S 1.792% (3 Month LIBOR + 0.95%), due 6/13/45		53,716	67,535

	Principal Amount		Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
GreenPoint Mortgage Funding Trust Series 2006-AR4, Class A6A 2.609% (1 Month LIBOR + 0.18%), due 9/25/46 (a)		$118,816	$112,352
IndyMac Index Mortgage Loan Trust Series 2005-AR14, Class 1A1A 2.989% (1 Month LIBOR + 0.28%), due 7/25/35 (a)		1,214,649	1,097,541
Merrill Lynch Mortgage Investors Trust Series 2005-A4, Class 1A 4.569%, due 7/25/35 (h)		270,700	216,366
Onslow Bay Financial LLC Series 2018-1, Class A2 3.079% (1 Month LIBOR + 0.65%), due 6/25/57 (a)(b)		101,766	101,215
Paragon Mortgages No. 13 PLC Series 13X, Class A1, Reg S 1.167% (3 Month LIBOR + 0.24%), due 1/15/39 (a)	GBP	2,081,467	2,482,511
Residential Asset Securitization Trust Series 2006-A10, Class A5 6.50%, due 9/25/36		$276,796	187,258
Silverstone Master Issuer PLC Series 2019-1A, Class 2A 1.457%, due 1/21/70 (b)	GBP	300,000	381,818
Towd Point Mortgage Funding Series 2019-GR4A, Class A1 1.855%, due 10/20/51 (b)		1,400,000	1,780,283
Trinity Square PLC Series 2015-1A, Class A 2.077% (3 Month LIBOR + 1.15%), due 7/15/51 (a)(b)		646,374	824,957
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1, Class A2A 2.589% (1 Month LIBOR + 0.16%), due 2/25/37 (a)		$765,774	611,363
Series 2006-5, Class 2CB1 6.00%, due 7/25/36		51,912	42,749

			11,231,969

Total Mortgage-Backed Securities (Cost $18,287,709)			17,705,153

U.S. Government & Federal Agencies 116.4%
Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.7%
3.50%, due 1/29/48 TBA (i)		41,700,000	42,611,088
3.50%, due 3/1/48		181,898	186,784
3.704% (12 Month Treasury Average Index + 1.20%), due 6/1/43 (a)(j)		301,170	303,028

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 4/29/48 TBA (i)	$5,800,000	$5,992,691
4.236% (11th District Cost of Funds Index + 1.927%), due 12/1/36 (a)(j)	304,696	316,255
4.757% (1 Year Treasury Constant Maturity Rate + 2.36%), due 11/1/34 (a)(j)	366,792	388,552

		49,798,398

United States Treasury Notes 0.4%
2.25%, due 11/15/24 (k)	300,000	306,984
2.50%, due 5/15/24 (j)(k)	1,100,000	1,137,770

		1,444,754

United States Treasury Inflation—Indexed Bonds 39.3%
0.375%, due 7/15/25	13,229,640	13,374,052
0.375%, due 7/15/27	7,666,630	7,737,311
0.625%, due 4/15/23	390,879	395,483
0.625%, due 2/15/43	1,489,155	1,443,592
0.75%, due 2/15/42	3,878,438	3,892,792
0.75%, due 2/15/45	2,929,554	2,897,828
0.875%, due 2/15/47	9,423,469	9,601,005
1.00%, due 2/15/46	5,370,034	5,626,229
1.00%, due 2/15/48	4,235,693	4,455,713
1.00%, due 2/15/49	2,639,962	2,792,273
1.375%, due 2/15/44	15,635,335	17,742,922
1.75%, due 1/15/28	16,625,807	18,635,916
2.00%, due 1/15/26	11,119,870	12,371,720
2.125%, due 2/15/40	2,978,942	3,811,442
2.125%, due 2/15/41	3,196,840	4,117,755
2.375%, due 1/15/25	20,532,463	22,942,037
2.375%, due 1/15/27	988,237	1,141,437
2.50%, due 1/15/29	6,902,202	8,302,702
3.375%, due 4/15/32	1,550,288	2,123,413

		143,405,622

United States Treasury Inflation—Indexed Notes 63.0%
0.125%, due 4/15/20 (j)	7,060,185	6,986,120
0.125%, due 4/15/21 (j)	38,093,062	37,738,919
0.125%, due 1/15/22 (j)	3,668,828	3,645,763
0.125%, due 4/15/22 (j)	41,241,122	40,917,664
0.125%, due 7/15/22 (j)	4,246,471	4,233,629
0.125%, due 1/15/23 (j)	7,940,009	7,895,059
0.125%, due 7/15/26 (j)	10,424,698	10,353,480
0.25%, due 1/15/25 (j)	10,725,912	10,737,662
0.375%, due 7/15/23 (j)	6,293,220	6,343,920
0.375%, due 1/15/27 (j)	5,489,567	5,527,055
0.50%, due 1/15/28	15,556,432	15,809,439
0.625%, due 7/15/21 (j)	2,017,879	2,030,307
0.625%, due 1/15/24 (j)	685,489	697,424
0.625%, due 1/15/26 (j)	38,679,716	39,608,418

	Principal Amount		Value
United States Treasury Inflation—Indexed Notes (continued)
0.75%, due 7/15/28		$4,478,628	$4,666,066
0.875%, due 1/15/29		25,032,548	26,348,285
1.25%, due 7/15/20 (j)		5,613,209	5,649,426
1.375%, due 1/15/20 (j)		401,724	400,845

			229,589,481

Total U.S. Government & Federal Agencies (Cost $421,000,620)			424,238,255

Total Long-Term Bonds (Cost $550,831,898)			553,494,147

	Shares
Short-Term Investments 5.0%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 2.03% (l)		803,745	803,745

Total Affiliated Investment Company (Cost $803,745)			803,745

	Principal Amount
Foreign Government Bonds 1.0%
Argentina Treasury Bills (zero coupon), due 7/19/19	ARS	3,734,000	95,198
(zero coupon), due 7/31/19		1,062,000	27,749
Brazil Letras do Tesouro Nacional (zero coupon), due 1/1/20	BRL	13,706,000	3,462,905

Total Foreign Government Bonds (Cost $3,647,925)			3,585,852

Repurchase Agreement 2.7%
Societe Generale S.A. 2.57%, dated 6/28/19 due 7/1/19 Proceeds at Maturity $9,702,077 (Collateralized by a United States Treasury Note with a rate of 2.25% and a maturity date of 8/15/27, with a Principal Amount of $9,594,000 and a Market Value of $9,828,416)		$9,700,000	9,700,000

Total Repurchase Agreement (Cost $9,700,000)			9,700,000

16	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Short-Term Investments (continued)
Short Term Instruments 1.1%
Bank of Montreal (zero coupon), due 7/19/19	CAD	100,000	$76,294
(zero coupon), due 7/22/19		100,000	76,284
(zero coupon), due 7/26/19		200,000	152,536
(zero coupon), due 7/31/19		700,000	533,743
Bank of Nova Scotia
(zero coupon), due 7/22/19		400,000	305,136
(zero coupon), due 7/23/19		100,000	76,280
(zero coupon), due 7/25/19		100,000	76,273
Encana Corp. (zero coupon), due 7/8/19 (b)		$250,000	249,848
HSBC Bank Canada (zero coupon), due 7/11/19	CAD	800,000	610,587
(zero coupon), due 7/24/19		200,000	152,549
(zero coupon), due 7/25/19		100,000	76,270
(zero coupon), due 7/26/19		100,000	76,267
Royal Bank of Canada (zero coupon), due 7/2/19		200,000	152,717
(zero coupon), due 7/22/19		100,000	76,284
(zero coupon), due 7/25/19		100,000	76,273
(zero coupon), due 7/26/19		200,000	152,538
(zero coupon), due 7/31/19		400,000	304,999
Royal Caribbean Cruise (zero coupon), due 7/30/19 (b)		$250,000	249,426
Toronto Dominion Bank (zero coupon), due 7/2/19	CAD	400,000	305,434
(zero coupon), due 7/19/19		100,000	76,295
(zero coupon), due 7/22/19		100,000	76,284
(zero coupon), due 7/24/19		200,000	152,552

Total Short Term Instruments (Cost $4,063,135)			4,084,869

Total Short-Term Investments (Cost $18,214,805)			18,174,466

Total Investments Excluding Purchased Options (Cost $569,046,703)		156.8%	571,668,613

Total Purchased Options (Cost $12,190)		0.0%‡	7,688

Total Investments (Cost $569,058,893)		156.8%	571,676,301
Other Assets, Less Liabilities		(56.8)	(207,075,313)
Net Assets		100.0%	$364,600,988

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one—tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of June 30, 2019.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Step coupon—Rate shown was the rate in effect as of June 30, 2019.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Fixed to floating rate—Rate shown was the rate in effect as of June 30, 2019.

(f)

Illiquid security—As of June 30, 2019, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $902,169, which represented 0.2% of the Portfolio’s net assets.

(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(h)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of June 30, 2019.

(i)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of June 30, 2019, the total net market value of these securities was $48,603,779, which represented 13.3% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(j)	Delayed delivery security.

(k)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap contracts. (See Note 2(L)).

(l)	Current yield as of June 30, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

Foreign Currency Forward Contracts

As of June 30, 2019, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	3,273,000	USD	2,285,695	Bank of America, N.A.	7/2/19	$12,114
CAD	800,000	USD	601,123	Bank of America, N.A.	7/2/19	9,773
COP	5,486,963,856	USD	1,624,660	JPMorgan Chase Bank N.A.*	9/25/19	74,203
EUR	16,802,000	USD	19,093,793	Bank of America, N.A.	7/2/19	11,764
EUR	3,836,000	USD	4,297,229	JPMorgan Chase Bank N.A.	7/2/19	64,687
IDR	23,491,386,400	USD	1,595,340	Bank of America, N.A.*	9/18/19	52,977
IDR	2,596,048,000	USD	182,000	JPMorgan Chase Bank N.A.*	9/18/19	157
MXN	3,903,781	USD	198,277	JPMorgan Chase Bank N.A.	8/14/19	3,681
MXN	1,941,000	USD	99,079	JPMorgan Chase Bank N.A.	10/9/19	403
PEN	2,932,992	USD	888,247	JPMorgan Chase Bank N.A.	7/17/19	1,923
RUB	97,934,908	USD	1,490,751	Bank of America, N.A.*	8/15/19	48,272
RUB	16,339,075	USD	250,505	JPMorgan Chase Bank N.A.*	7/15/19	7,396
USD	3,562,869	BRL	13,706,000	JPMorgan Chase Bank N.A.*	1/3/20	53,230
USD	989,000	COP	3,179,635,000	JPMorgan Chase Bank N.A.*	9/25/19	4,527
USD	1,805,373	DKK	11,755,000	JPMorgan Chase Bank N.A.	10/1/19	869
USD	6,679,673	GBP	5,243,000	Bank of America, N.A.	7/2/19	21,327
USD	946,713	JPY	101,300,000	Bank of America, N.A.	7/2/19	7,140
USD	461,572	PEN	1,524,849	JPMorgan Chase Bank N.A.*	10/28/19	780
USD	182,000	TWD	5,610,150	Credit Suisse International*	9/18/19	582
ZAR	12,348,000	USD	847,932	JPMorgan Chase Bank N.A.	7/8/19	28,084
Total unrealized appreciation						403,889
BRL	3,174,731	USD	826,000	Bank of America, N.A.*	8/2/19	(1,587)
BRL	3,546,312	USD	924,000	JPMorgan Chase Bank N.A.*	8/2/19	(3,095)
DKK	8,155,044	USD	1,252,036	JPMorgan Chase Bank N.A.	10/1/19	(158)
PEN	1,524,850	USD	463,861	JPMorgan Chase Bank N.A.*	7/15/19	(1,023)
USD	2,268,238	AUD	3,273,000	Bank of America, N.A.	7/2/19	(29,572)
USD	2,288,086	AUD	3,273,000	Bank of America, N.A.	8/2/19	(12,244)
USD	1,055,759	CAD	1,399,000	Bank of America, N.A.	7/2/19	(12,547)
USD	151,821	CAD	200,000	Bank of America, N.A.	7/19/19	(967)
USD	303,732	CAD	400,000	Bank of America, N.A.	7/22/19	(1,862)
USD	151,857	CAD	200,000	Bank of America, N.A.	7/25/19	(950)
USD	76,394	CAD	100,000	Bank of America, N.A.	7/26/19	(12)
USD	840,435	CAD	1,100,000	Bank of America, N.A.	7/31/19	(125)
USD	893,336	CAD	1,205,000	JPMorgan Chase Bank N.A.	7/2/19	(26,828)
USD	600,136	CAD	800,000	JPMorgan Chase Bank N.A.	7/11/19	(10,897)
USD	379,473	CAD	500,000	JPMorgan Chase Bank N.A.	7/22/19	(2,520)
USD	75,896	CAD	100,000	JPMorgan Chase Bank N.A.	7/23/19	(504)
USD	152,575	CAD	200,000	JPMorgan Chase Bank N.A.	7/24/19	(229)
USD	76,289	CAD	100,000	JPMorgan Chase Bank N.A.	7/25/19	(115)
USD	305,157	CAD	400,000	JPMorgan Chase Bank N.A.	7/26/19	(466)
USD	724,000	COP	2,340,692,000	JPMorgan Chase Bank N.A.*	9/25/19	(721)

18	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,211,478	DKK	27,443,538	Bank of America, N.A.	10/1/19	$(1,370)
USD	23,061,459	EUR	20,638,000	Bank of America, N.A.	7/2/19	(406,014)
USD	19,142,451	EUR	16,802,000	Bank of America, N.A.	8/2/19	(12,167)
USD	14,661,621	GBP	11,604,000	Bank of America, N.A.	7/2/19	(74,871)
USD	3,732,710	GBP	2,955,000	JPMorgan Chase Bank N.A.	7/2/19	(19,990)
USD	1,738,623	JPY	189,500,000	JPMorgan Chase Bank N.A.	7/2/19	(19,017)
USD	1,790,854	KRW	2,107,950,170	JPMorgan Chase Bank N.A.*	9/18/19	(39,114)
USD	346,899	MXN	6,883,000	JPMorgan Chase Bank N.A.	8/14/19	(9,185)
USD	2,538,485	NZD	3,866,000	Bank of America, N.A.	7/2/19	(58,694)
USD	11,231	NZD	17,000	JPMorgan Chase Bank N.A.	7/2/19	(190)
USD	456,761	PEN	1,524,850	JPMorgan Chase Bank N.A.*	7/15/19	(6,078)
USD	884,417	PEN	2,932,992	JPMorgan Chase Bank N.A.*	7/17/19	(5,753)
USD	884,256	PEN	2,932,992	JPMorgan Chase Bank N.A.*	10/28/19	(2,060)
USD	856,559	SGD	1,172,458	Bank of America, N.A.	9/18/19	(11,021)
USD	1,625,131	TWD	50,963,895	JPMorgan Chase Bank N.A.*	11/21/19	(28,073)
Total unrealized depreciation						(800,019)
Net unrealized depreciation						$(396,130)

*	Non-deliverable forward.

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Future Contracts

As of June 30, 2019, the Portfolio held the following futures contracts1:

Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]

Long Contracts
5-Year United States Treasury Note	131	September 2019	$15,423,684	$15,478,469	$54,785
Euro Bund	282	September 2019	54,876,798	55,391,197	514,399

Total Long Contracts					569,184

Short Contracts
10-Year Australia Government Bond	(7)	September 2019	(697,470)	(705,947)	(8,477)
10-Year Japan Government Bond	(1)	September 2019	(1,428,555)	(1,426,982)	1,573
10-Year United States Treasury Note	(66)	September 2019	(8,317,906)	(8,445,937)	(128,031)
2-Year United States Treasury Note	(23)	September 2019	(4,920,219)	(4,949,133)	(28,914)
3-Year Australia Government Bond	(13)	September 2019	(1,047,178)	(1,049,543)	(2,365)
Euro BOBL	(19)	September 2019	(2,901,952)	(2,904,563)	(2,611)
Euro Schatz	(812)	September 2019	(103,570,932)	(103,675,585)	(104,653)
Euro-BTP	(56)	September 2019	(8,231,357)	(8,551,903)	(320,546)
Euro-Buxl 30 Year Bond	(37)	September 2019	(8,403,814)	(8,536,552)	(132,738)
Euro-OAT	(146)	September 2019	(26,813,202)	(27,371,161)	(557,959)
Short-Term Euro-BTP	(1)	September 2019	(125,285)	(126,787)	(1,502)
UK Long Gilt	(74)	September 2019	(12,181,519)	(12,245,105)	(63,586)
United States Treasury Long Bond	(47)	September 2019	(7,050,411)	(7,312,907)	(262,496)
United States Treasury Ultra Bond	(19)	September 2019	(3,362,413)	(3,373,688)	(11,275)

Total Short Contracts					(1,623,580)

Net Unrealized Depreciation					$(1,054,396)

1.	As of June 30, 2019, cash in the amount of $2,133,929 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of June 30, 2019.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

Purchased Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premium Paid (Received)	Market Value
Put-5-Year United States Treasury Note	Morgan Stanley & Co., LLC	$108.00	08/23/2019	129		$129,000	$1,109	$129
Put-Euro BOBL	Morgan Stanley & Co., LLC	129.75	08/23/2019	43	EUR	4,300,000	287	245
Put-Euro Bund	Morgan Stanley & Co., LLC	155.00	08/23/2019	130		13,000,000	1,605	1,478
Put-Euro Bund	Morgan Stanley & Co., LLC	159.00	08/23/2019	86		8,600,000	1,062	978
Put-United States Treasury Ultra Bond	Morgan Stanley & Co., LLC	114.00	08/23/2019	2		$2,000	17	2
Put-United States Treasury Ultra Bond	Morgan Stanley & Co., LLC	112.00	08/23/2019	13		13,000	112	13
							$4,192	$2,845

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	$147.00	08/23/2019	4	$4,000	$34	$4
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	146.00	08/23/2019	23	23,000	198	23
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	145.50	08/23/2019	153	153,000	1,316	153
Call-2-Year United States Treasury Note	Morgan Stanley & Co., LLC	110.00	08/23/2019	3	6,000	26	3
Call-2-Year United States Treasury Note	Morgan Stanley & Co., LLC	109.75	08/23/2019	20	40,000	172	20
Call-5-Year United States Treasury Note	Morgan Stanley & Co., LLC	128.25	08/23/2019	57	57,000	490	57
Call-Euro Schatz	Morgan Stanley & Co., LLC	113.80	08/23/2019	516	EUR 51,600,000	3,379	2,934
Call-Euro-BTP	Morgan Stanley & Co., LLC	153.00	08/23/2019	58	5,800,000	716	659
Call-Euro-OAT	Morgan Stanley & Co., LLC	178.00	08/23/2019	80	8,000,000	988	910
Call-United States Treasury Long Bond	Morgan Stanley & Co., LLC	200.00	08/23/2019	2	$2,000	17	2
Call-United States Treasury Long Bond	Morgan Stanley & Co., LLC	195.00	08/23/2019	15	15,000	129	15
Call-United States Treasury Long Bond	Morgan Stanley & Co., LLC	193.00	08/23/2019	30	30,000	258	30
Call-United States Treasury Ultra Bond	Morgan Stanley & Co., LLC	220.00	08/23/2019	11	11,000	95	11
						$7,818	$4,821

Purchased Swaptions

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-Markit CDX N.A. I.G. Series 32 5 Year	Bank of America N.A.	$1.95	09/18/2019	1,800,000	$1,800,000	$180	$22
						$180	$22

Written Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Cap-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Call	JPMorgan Chase Bank N.A.	238.643	Maximum of [0, Final Index/Initial Index – (1 + 4.000%)10]	05/16/2024	(300,000)	$ (300,000)	$(2,085)	$(16)
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Put	JPMorgan Chase Bank N.A.	234.781	Maximum of [0, Final Index/Initial Index]	10/02/2020	(1,900,000)	(1,900,000)	(35,068)	(954)
							$(37,153)	$(970)

20	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Written Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	$129.00	07/26/2019	(19)	$ (19,000)	$(4,726)	$(5,047)
Call-Euro BOBL	Morgan Stanley & Co., LLC	134.50	08/23/2019	(52)	EUR (5,200,000)	(19,898)	(21,287)
Call-Euro Bund	Morgan Stanley & Co., LLC	170.00	07/26/2019	(21)	(2,100,000)	(25,634)	(68,055)
Call-Euro Bund	Morgan Stanley & Co., LLC	169.50	07/26/2019	(25)	(2,500,000)	(31,780)	(94,095)
						$(82,038)	$(188,484)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-Euro Bund	Morgan Stanley & Co., LLC	$170.00	07/26/2019	(21)	$ (2,100,000)	$(23,417)	$(2,627)
Put-Euro Bund	Morgan Stanley & Co., LLC	169.50	07/26/2019	(25)	(2,500,000)	(29,893)	(1,990)
Put-Euro Schatz	Morgan Stanley & Co., LLC	112.10	08/23/2019	(160)	(16,000,000)	(14,263)	(6,367)
						$(67,573)	$(10,984)

Written Swaptions

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Put-Markit CDX N.A. I.G. Series 32 5 Year	Bank of America N.A.	$0.90	08/21/2019	(700,000)	$(700,000)	$(840)	$(129)
Put-Markit CDX N.A. I.G. Series 32 5 Year	Bank of America N.A.	0.85	07/17/2019	(1,000,000)	(1,000,000)	(950)	(81)
Put-Markit CDX N.A. I.G. Series 32 5 Year	Bank of America N.A.	0.90	08/21/2019	(800,000)	(800,000)	(936)	(148)
Put-Markit CDX N.A. I.G. Series 32 5 Year	Bank of America N.A.	1.05	09/18/2019	(300,000)	(300,000)	(330)	(64)
						$(3,056)	$(422)

Swap Contracts

As of June 30, 2019, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

$4,800,000	USD	12/16/2022	3-Month USD-LIBOR	Fixed 2.25%	Quarterly/Semi-Annually	$(6,428)	$82,979	$76,551
50,000	USD	12/21/2026	Fixed 1.75%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	953	347	1,300
14,000,000	JPY	9/20/2027	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	209	(3,567)	(3,358)
50,000,000	JPY	3/20/2028	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	771	(12,859)	(12,088)
1,600,000	NZD	3/21/2028	Fixed 3.25%	3-Month NZD Bank Bill	Semi-Annually/ Quarterly	(4,120)	(136,858)	(140,978)
2,770,000	USD	4/17/2028	Fixed 3.10%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	7,234	(129,215)	(121,981)
3,700,000	USD	6/20/2028	Fixed 2.25%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	(178,869)	(104,787)	(283,656)
2,900,000	USD	9/13/2028	Fixed 3.134%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	—	(132,590)	(132,590)
106,980,000	JPY	3/20/2029	Fixed 0.45%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	4,765	(42,008)	(37,243)
610,000	USD	6/15/2046	Fixed 2.50%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	21,610	(34,608)	(12,998)
2,310,000	USD	12/21/2046	Fixed 2.25%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	169,884	(9,143)	160,741
1,170,000	USD	12/15/2047	Fixed 2.00%	12-Month USD-FFR	Annually/ Annually	(2,141)	(9,173)	(11,314)
1,490,000	USD	12/20/2047	Fixed 2.75%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	(68,219)	(168,657)	(236,876)
1,290,000	USD	6/20/2048	Fixed 2.50%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	(148,472)	(76,180)	(224,652)
200,000	USD	12/19/2048	Fixed 2.75%	3-Month USD-LIBOR	Semi-Annually/ Quarterly	(4,110)	(23,156)	(27,266)
1,500,000	USD	12/19/2048	Fixed 3.00%	6-Month GBP-LIBOR	Semi-Annually/Quarterly	(87,386)	(257,902)	(345,288)
						$(294,319)	$(1,057,377)	$(1,351,696)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

Open OTC interest rate swap agreements as of June 30, 2019 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

$4,190,000	ILS	2/16/2020	Bank of America N.A.	Fixed 0.285%	3-Month TELBOR	Annually/Quarterly	$—	$(815)	$(815)

880,000	ILS	2/16/2028	Bank of America N.A.	3-Month TELBOR	Fixed 1.963%	Quarterly/Annually	—	14,739	14,739

2,570,000	ILS	6/20/2020	Bank of America N.A.	Fixed 0.37%	3-Month TELBOR	Annually/Quarterly	—	(429)	(429)

540,000	ILS	6/20/2028	Bank of America N.A.	3-Month TELBOR	Fixed 1.998%	Quarterly/Annually	—	8,217	8,217

							$—	$21,712	$21,712
As of June 30, 2019, the Portfolio held the following open centrally cleared inflation swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$1,300,000	USD	11/23/2020	Fixed 2.026%	12-Month USD-CPI	At Maturity	$—	$(3,457)	$(3,457)
1,300,000	USD	11/25/2020	Fixed 2.021%	12-Month USD-CPI	At Maturity	—	(3,294)	(3,294)
1,100,000	USD	4/27/2023	Fixed 2.264%	12-Month USD-CPI	At Maturity	—	(28,621)	(28,621)
510,000	USD	5/9/2023	Fixed 2.262%	12-Month USD-CPI	At Maturity	—	(13,070)	(13,070)
780,000	USD	5/10/2023	Fixed 2.281%	12-Month USD-CPI	At Maturity	—	(20,685)	(20,685)
4,400,000	EUR	3/15/2024	Fixed 1.03%	12-Month EUR-CPI	At Maturity	1,053	(43,374)	(42,321)
760,000	EUR	12/15/2026	12-Month EUR-CPI	Fixed 1.385%	At Maturity	2,193	26,046	28,239
800,000	EUR	6/15/2027	12-Month EUR-CPI	Fixed 1.36%	At Maturity	9,937	27,101	37,038
1,100,000	USD	7/25/2027	12-Month USD-CPI	Fixed 2.067%	At Maturity	—	14,899	14,899
600,000	USD	9/25/2027	12-Month USD-CPI	Fixed 2.15%	At Maturity	—	11,893	11,893
1,200,000	USD	10/17/2027	12-Month USD-CPI	Fixed 2.155%	At Maturity	—	25,052	25,052
3,900,000	EUR	11/15/2027	12-Month EUR-CPI	Fixed 1.52%	At Maturity	2,993	208,868	211,861
1,000,000	EUR	3/15/2028	12-Month EUR-CPI	Fixed 1.535%	At Maturity	(115)	56,910	56,795
510,000	USD	5/9/2028	12-Month USD-CPI	Fixed 2.352%	At Maturity	—	25,365	25,365
770,000	USD	5/9/2028	12-Month USD-CPI	Fixed 2.36%	At Maturity	—	38,909	38,909
850,000	EUR	5/15/2028	12-Month EUR-CPI	Fixed 1.62%	At Maturity	(48)	56,825	56,777
3,460,000	GBP	6/15/2030	UK RPI	Fixed 3.40%	At Maturity	(12,065)	18,813	6,748
2,070,000	GBP	4/15/2031	UK RPI	Fixed 3.14%	At Maturity	170,890	(205,952)	(35,062)
2,690,000	GBP	10/15/2031	UK RPI	Fixed 3.53%	At Maturity	2,988	(7,744)	(4,756)
200,000	EUR	3/15/2033	Fixed 1.71%	12-Month EUR-CPI	At Maturity	356	(20,853)	(20,497)
310,000	GBP	6/15/2039	UK RPI	Fixed 3.58%	At Maturity	(313)	1,139	826
350,000	GBP	6/15/2039	UK RPI	Fixed 3.59%	At Maturity	—	2,714	2,714
920,000	GBP	6/15/2039	UK RPI	Fixed 3.60%	At Maturity	378	10,896	11,274
						$178,247	$178,380	$356,627

As of June 30, 2019, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]

Daimler AG 0.625%, 03/05/20	12/20/2020	Sell	150	1.00%	Quarterly	$(1,379)	$2,122	$743
General Electric Co. 2.70%, 10/09/22	12/20/2020	Sell	100	1.00%	Quarterly	2,057	1,113	3,170
CDX North American High Yield Series 31	12/20/2023	Buy	5,131	5.00%	Quarterly	263,668	(419,269)	(155,601)
General Electric Co. 2.70%, 10/09/22	12/20/2023	Sell	100	1.00%	Quarterly	4,323	819	5,142
CDX North American High Yield Series 32	6/20/2024	Buy	2,100	5.00%	Quarterly	158,854	(157,541)	1,313
						$427,523	$(572,756)	$(145,233)

22	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of June 30, 2019, the Portfolio held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
United Mexican States	Bank of America N.A.	12/20/2023	Buy	3,400	1.00%	Quarterly	$(29,241)	$(745)	$(29,986)
							$(29,241)	$(745)	$(29,986)

1.	As of June 30, 2019, cash in the amount of $1,699,000 was on deposit with a broker for centrally cleared swap agreements.

2.

Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.

The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at June 30, 2019.

The following abbreviations are used in the preceding pages:

ARS—Argentine Peso

AUD—Australian Dollar

BADLARPP—Average rate on 30-day deposits of at least 1 million Argentinian Pesos

BRL—Brazilian Real

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAD—Canadian Dollar

CNH—Chinese Offshore Yuan

COP—Colombian Peso

DKK—Danish Krone

EUR—Euro

GBP—British Pound Sterling

IDR—Indonesian Rupiah

ILS—Israeli Shekel

JPY—Japanese Yen

KRW—South Korean Won

LIBOR—London Interbank Offered Rate

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Sol

REMIC—Real Estate Mortgage Investment Conduit

RUB—New Russian Ruble

SGD—Singapore Dollar

TBA—To Be Announced

TELBOR—Tel Aviv Interbank Offered Rate

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments June 30, 2019 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019, for valuing the Portfolio’s assets and liabilities:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$23,901,979	$—	$23,901,979
Corporate Bonds	—	47,562,311	—	47,562,311
Foreign Government Bonds	—	40,086,449	—	40,086,449
Mortgage-Backed Securities	—	17,705,153	—	17,705,153
U.S. Government & Federal Agencies	—	424,238,255	—	424,238,255

Total Long-Term Bonds	—	553,494,147	—	553,494,147

Purchased Options	7,688	—	—	7,688
Short-Term Investments
Affiliated Investment Company	803,745	—	—	803,745
Foreign Government Bonds	—	3,585,852	—	3,585,852
Repurchase Agreement	—	9,700,000	—	9,700,000
Short Term Instruments	—	4,084,869	—	4,084,869

Total Short-Term Investments	803,745	17,370,721	—	18,174,466

Total Investments in Securities	811,433	570,864,868	—	571,676,301

Other Financial Instruments
Credit Default Swap Contracts (b)	—	10,368	—	10,368
Foreign Currency Forward Contracts (b)	—	403,889	—	403,889
Futures Contracts (b)	570,757	—	—	570,757
Inflation Swap Contracts (b)	—	528,390	—	528,390
Interest Rate Swap Contracts (b)	—	261,548	—	261,548

Total Other Financial Instruments	570,757	1,204,195	—	1,774,952

Total Investments in Securities and Other Financial Instruments	$1,382,190	$572,069,063	$—	$573,451,253

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(800,019)	$—	$(800,019)
Futures Contracts (b)	(1,625,153)	—	—	(1,625,153)
Credit Default Swap Contracts (b)	—	(185,587)	—	(185,587)
Inflation Swap Contracts (b)	—	(171,763)	—	(171,763)
Interest Rate Swap Contracts (b)	—	(1,591,532)	—	(1,591,532)
Written Options	(199,890)	(970)	—	(200,860)

Total Other Financial Instruments	$(1,825,043)	$(2,749,871)	$—	$(4,574,914)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

24	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Sale-Buyback Transactions (a)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Ammount Borrowed	Payable for Sale-Buyback Transcations (b)

Barclays Capital Inc.	2.72%	6/17/2019	7/1/2019	$122,356	$122,356

Barclays Capital Inc.	2.75	6/25/2019	7/2/2019	5,684,215	5,684,360

Barclays Capital Inc.	2.65	6/10/2019	7/10/2019	248,329	248,524

Barclays Capital Inc.	2.60	4/24/2019	7/23/2019	6,393,565	6,402,788

Barclays Capital Inc.	2.61	6/11/2019	7/24/2019	3,759,408	3,764,399

Barclays Capital Inc.	2.57	6/12/2019	7/25/2019	3,122,955	3,126,518

Barclays Capital Inc.	2.61	6/17/2019	7/30/2019	984,021	985,521

Barclays Capital Inc.	2.62	6/17/2019	7/30/2019	25,959,491	25,996,183

Barclays Capital Inc.	2.55	5/6/2019	8/6/2019	22,630,318	22,682,002

Barclays Capital Inc.	2.58	5/6/2019	8/6/2019	16,218,496	16,280,323

Barclays Capital Inc.	2.55	5/6/2019	8/6/2019	27,469,826	27,531,730

Barclays Capital Inc.	2.56	5/6/2019	8/6/2019	38,673,254	38,777,475
Barclays Capital Inc.	2.55	5/6/2019	8/6/2019	29,947,853	30,015,889

				$181,214,087	$181,618,068

(a)	During the period ended June 30, 2019, the Portfolio’s average amount of borrowing was $150,579,236 at a weighted average interest rate of 2.65%.

(b)	Payable for sale-buyback transactions includes $403,981 of deferred price drop.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of June 30, 2019 (Unaudited)

Assets
Investment in unaffiliated securities before outstanding written options, at value (identified cost $568,255,148)	$570,872,556
Investment in affiliated investment company, at value (identified cost $803,745)	803,745
Cash collateral on deposit at broker for futures contracts	2,133,929
Cash collateral on deposit at broker for swap contracts	1,699,000
Cash denominated in foreign currencies (identified cost $1,168,464)	1,137,398
Receivables:
Investment securities sold	125,384,332
Dividends and interest	1,496,349
Portfolio shares sold	361,211
Variation margin on centrally cleared swap contracts	278,887
Unrealized appreciation on foreign currency forward contracts	403,889
Other assets	188,868
Premiums paid for OTC swap contracts	29,241
Unrealized appreciation on OTC swap contracts	22,956

Total assets	704,812,361

Liabilities
Cash collateral due to broker for foreign currency forward contracts	2,400,000
Cash collateral due to broker for TBA	330,000
Written options, at value (premiums received $189,820)	200,860
Due to custodian	70,591
Payables:
Sale buyback transaction	181,214,087
Investment securities purchased	153,789,454
Variation margin on futures contracts	880,126
Portfolio shares redeemed	135,455
Manager (See Note 3)	124,119
Custodian	71,471
NYLIFE Distributors (See Note 3)	65,090
Professional fees	52,745
Shareholder communication	35,774
Interest on investments sold short	6,955
Trustees	417
Accrued expenses	2,980
Unrealized depreciation on foreign currency forward contracts	800,019
Unrealized depreciation on OTC swap contracts	31,230

Total liabilities	340,211,373

Net assets	$364,600,988

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,909
Additional paid-in capital	425,141,883

425,183,792
Total distributable earnings (loss)	(60,582,804)

Net assets	$364,600,988

Initial Class
Net assets applicable to outstanding shares	$45,180,853

Shares of beneficial interest outstanding	5,181,200

Net asset value per share outstanding	$8.72

Service Class
Net assets applicable to outstanding shares	$319,420,135

Shares of beneficial interest outstanding	36,727,970

Net asset value per share outstanding	$8.70

26	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended June 30, 2019 (Unaudited)

Investment Income (Loss)
Income
Interest	$7,739,768
Dividends-affiliated	11,480
Securities lending	344

Total income	7,751,592

Expenses
Interest expense	2,021,008
Manager (See Note 3)	853,702
Distribution/Service—Service Class (See Note 3)	370,685
Custodian	76,067
Professional fees	58,561
Shareholder communication	43,959
Trustees	4,087
Miscellaneous	7,524

Total expenses before waiver/reimbursement	3,435,593
Expense waiver/reimbursement from Manager (See Note 3)	(48,645)

Net expenses	3,386,948

Net investment income (loss)	4,364,644

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	2,186,178
Futures transactions	(3,301,292)
Written option transactions	(391,136)
Swap transactions	276,319
Foreign currency forward transactions	2,865
Foreign currency transactions	1,390,828

Net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	163,762

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	18,399,710
Futures contracts	365,451
Swap contracts	(1,561,937)
Written option contracts	(23,369)
Foreign currency forward contracts	(1,008,884)
Translation of other assets and liabilities in foreign currencies	27,880

Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currency transactions	16,198,851

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	16,362,613

Net increase (decrease) in net assets resulting from operations	$20,727,257

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statements of Changes in Net Assets

for the six months ended June 30, 2019 (Unaudited) and the year ended December 31, 2018

	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,364,644	$8,405,382
Net realized gain (loss) on investments, futures contracts, written options, swap contracts, written options and foreign currency transactions	163,762	(3,673,329)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, written options, swap contracts, written options and foreign currency transactions	16,198,851	(13,460,121)

Net increase (decrease) in net assets resulting from operations	20,727,257	(8,728,068)

Distributions to shareholders:
Initial Class	—	(740,327)
Service Class	—	(3,847,156)

Total distributions to shareholders	—	(4,587,483)

Capital share transactions:
Net proceeds from sale of shares	38,056,775	46,796,177
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	—	4,587,483
Cost of shares redeemed	(20,757,820)	(44,576,278)

Increase (decrease) in net assets derived from capital share transactions	17,298,955	6,807,382

Net increase (decrease) in net assets	38,026,212	(6,508,169)

Net Assets
Beginning of period	326,574,776	333,082,945

End of period	$364,600,988	$326,574,776

28	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended June 30, 2019 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$20,727,257
Adjustments to reconcile net increase in net assets resulting from operations to net cash from operating activities:
Long term investments purchased	(400,602,346)
Long term investments sold	362,347,594
Purchase of short term investments, net	3,929,620
Purchase of affiliated investments, net	60,345
Amortization (accretion) of discount and premium, net	(3,694,330)
Decrease in investment securities sold receivable	8,116,042
Decrease in dividends and interest receivable	53,243
Increase in premiums paid for OTC swap contracts	(29,241)
Increase in other assets	(188,868)
Decrease in unrealized appreciation for open forward foreign currency contracts	514,292
Increase in premiums from written options	110,981
Increase in investment securities purchased payable	96,097,564
Increase in interest payable for securities sold short	5
Increase in cash collateral due to broker for foreign currency forward contracts	1,500,000
Decrease in cash collateral due to broker for TBA	60,000
Decrease in professional fees payable	(9,762)
Increase in variation margin on centrally cleared swap contracts	(134,420)
Decrease in custodian payable	(4,990)
Decrease in shareholder communication payable	(3,754)
Increase in due to Trustees	53
Decrease in due to manager	(14,560)
Increase in due to NYLIFE Distributors	5,258
Decrease in variation margin on futures contracts	(152,314)
Increase in unrealized depreciation for open forward foreign currency contracts	494,592
Increase in accrued expenses	1,967
Increase in unrealized appreciation on OTC swap contracts	(19,959)
Increase in unrealized depreciation on OTC swap contracts	24,813
Net realized loss from unaffiliated investments	(2,186,178)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(18,399,710)
Net change in unrealized (appreciation) depreciation on written options	23,369

Net cash from operating activities*	68,626,563

Cash flows used in financing activities:
Proceeds from shares sold	$38,116,615
Payment on shares redeemed	(20,840,866)
Increase in due to custodian	70,591
Proceeds from sale-buyback transactions	1,175,417,518
Payments on sale-buyback transactions	(1,261,641,002)

Net cash used in financing activities	(68,877,144)

Effect of exchange rate changes on cash	8,802
Net decrease in cash and restricted cash	(241,779)
Cash, restricted cash and foreign currency at beginning of period	5,212,106

Cash, restricted cash and foreign currency at end of period	$4,970,327

*	Included in operating expenses is cash of $2,020,912 paid for interest on borrowings.

Supplemental disclosure of cash flow information:

The following tables provide a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows:

Cash and restricted cash at beginning of period
Cash	$25,920
Cash denominated in foreign currencies	1,004,149
Cash collateral on deposit at broker for futures contracts	2,316,399
Cash collateral on deposit at broker for swap contracts	1,865,638

Total cash and restricted cash shown in the Statement of Cash Flows	$5,212,106

Cash and restricted cash at end of period
Cash denominated in foreign currencies	$1,137,398
Cash collateral on deposit at broker for futures contracts	2,133,929
Cash collateral on deposit at broker for swap contracts	1,699,000

Total cash and restricted cash shown in the Statement of Cash Flows	$4,970,327

Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as cash collateral on deposit at brokers.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Initial Class	2019*		2018		2017	2016		2015	2014

Net asset value at beginning of period	$8.20		$8.54		$8.40	$8.11		$8.71	$9.44

Net investment income (loss) (a)	0.11		0.23		0.23	0.17		0.11	0.26

Net realized and unrealized gain (loss) on investments	0.40		(0.53)		0.15	0.21		(0.51)	(0.18)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.10		(0.09)	0.05		0.19	0.18

Total from investment operations	0.52		(0.20)		0.29	0.43		(0.21)	0.26

Less dividends and distributions:

From net investment income	—		(0.14)		(0.15)	(0.14)		(0.39)	(0.09)

From net realized gain on investments	—		—		—	—		—	(0.90)

Total dividends and distributions	—		(0.14)		(0.15)	(0.14)		(0.39)	(0.99)

Net asset value at end of period	$8.72		$8.20		$8.54	$8.40		$8.11	$8.71

Total investment return (b)	6.34	%(c)	(2.38	%)(c)	3.45%	5.28%		(2.51%)	2.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.68	%††	2.78%		2.71%	2.05	%(d)	1.26%	2.74%

Net expenses (e)	1.77	%††	1.43%		1.03%	0.91	%(f)	0.72%	0.64%

Expenses (before waiver/reimbursement) (e)	1.80	%††	—		—	—		—	—

Interest expense and fees	1.18	%††	0.81%		0.42%	0.32%		0.15%	0.08%

Portfolio turnover rate (g)	89%		157%		121%	143%		84%	85%

Net assets at end of period (in 000’s)	$45,181		$44,523		$45,563	$36,060		$68,794	$9,479

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(g)

The portfolio turnover rates not including mortgage dollar rolls were 21%, 48%, 96%, 91%, 59% and 49% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

30	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended June 30,		Year ended December 31,

Service Class	2019*		2018		2017	2016		2015	2014

Net asset value at beginning of period	$8.19		$8.53		$8.39	$8.10		$8.70	$9.42

Net investment income (loss) (a)	0.11		0.21		0.21	0.18		0.05	0.24

Net realized and unrealized gain (loss) on investments	0.39		(0.54)		0.15	0.19		(0.46)	(0.18)

Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.10		(0.09)	0.04		0.17	0.18

Total from investment operations	0.51		(0.23)		0.27	0.41		(0.24)	0.24

Less dividends and distributions:

From net investment income	—		(0.11)		(0.13)	(0.12)		(0.36)	(0.06)

From net realized gain on investments	—		—		—	—		—	(0.90)

Total dividends and distributions	—		(0.11)		(0.13)	(0.12)		(0.36)	(0.96)

Net asset value at end of period	$8.70		$8.19		$8.53	$8.39		$8.10	$8.70

Total investment return (b)	6.23	%(c)	(2.63	%)(c)	3.20%	5.03%		(2.76%)	2.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.54	%††	2.53%		2.46%	2.15	%(d)	0.56%	2.52%

Net expenses (e)	2.02	%††	1.68%		1.28%	1.16	%(f)	0.97%	0.87%

Expenses (before waiver/reimbursement) (e)	2.05	%††	—		—	—		—	—

Interest expense and fees	1.18	%††	0.81%		0.42%	0.32%		0.15%	0.08%

Portfolio turnover rate (g)	89%		157%		121%	143%		84%	85%

Net assets at end of period (in 000’s)	$319,420		$282,052		$287,520	$282,006		$283,273	$331,595

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(g)

The portfolio turnover rates not including mortgage dollar rolls were 21%, 48%, 96%, 91%, 59% and 49% for the six months ended June 30, 2019 and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the

“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

32	MainStay VP PIMCO Real Return Portfolio

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of June 30, 2019, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended June 30, 2019, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of June 30, 2019, no foreign equity securities were held by the Portfolio.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data

33

Notes to Financial Statements (Unaudited) (continued)

including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of June 30, 2019, there were no securities held by the Portfolio that were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of June 30, 2019 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains

34	MainStay VP PIMCO Real Return Portfolio

realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of June 30, 2019, repurchase agreements are shown in the Portfolio of Investments.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures

35

Notes to Financial Statements (Unaudited) (continued)

positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of June 30, 2019, open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of June 30, 2019, all open forward currency contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap

36	MainStay VP PIMCO Real Return Portfolio

agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of June 30, 2019, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London Interbank Offered Rate (“LIBOR”)). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(M)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and

37

Notes to Financial Statements (Unaudited) (continued)

Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

The Portfolio may purchase or write option on exchanged-traded futures contracts (“Futures Option”) to hedge an existing position or futures investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. As of June 30, 2019, all open options are shown in the Portfolio of Investments.

(N)  Interest Rate and Credit Default Swaptions.  The Portfolio may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection. As of June 30, 2019, swaptions are shown in the Portfolio of Investments.

(O)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the LIBOR.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of June 30, 2019, the Portfolio did not hold any unfunded commitments.

(P)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolios to a counterparty from whom the Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

38	MainStay VP PIMCO Real Return Portfolio

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(Q)  Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed-upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios’ commitments to cover their obligations under the agreement. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. As of June 30, 2019, the Portfolio did not hold any reverse repurchase agreements.

(R)  Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquid assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations.

(S)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of June 30, 2019, the Portfolio did not hold any securities sold short.

(T)  Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(U)  Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

39

Notes to Financial Statements (Unaudited) (continued)

(V)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”), acting as securities lending agent on behalf of the Portfolio. State Street will manage the Portfolio’s collateral in accordance with the securities lending agency agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of cash collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of June 30, 2019, the Portfolio did not have any portfolio securities on loan.

(W)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(X)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio declines below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Y)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(Z)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment. The Portfolio entered into forward foreign currency contracts to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk

40	MainStay VP PIMCO Real Return Portfolio

Fair value of derivative instruments as of June 30, 2019:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Investments in securities, at value	$—	$—	$7,688	$7,688
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	—	—	569,184	569,184
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	—	—	22,956	22,956
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	10,368	766,982	777,350
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	403,889	—	—	403,889

Total Fair Value		$403,889	$10,368	$1,366,810	$1,781,067

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Written Options	Investments in written options, at value	$—	$—	$(200,860)	$(200,860)
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	—	—	(1,623,580)	(1,623,580)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	(29,986)	(1,244)	(31,230)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	(155,601)	(1,762,051)	(1,917,652)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(800,019)	—	—	(800,019)

Total Fair Value		$(800,019)	$(185,587)	$(3,587,735)	$(4,573,341)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Net realized gain (loss) on investment transactions	$—	$—	$779,901	$779,901
Written Options	Net realized gain (loss) on written option transactions	—	—	(391,136)	(391,136)
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(3,301,292)	(3,301,292)
Swap Contracts	Net realized gain (loss) on swap transactions	—	(99,617)	375,936	276,319
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	2,865	—	—	2,865

Total Realized Gain (Loss)		$2,865	$(99,617)	$(2,536,591)	$(2,633,343)

41

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$(4,396)	$(4,396)
Written Options	Net change in unrealized appreciation (depreciation) on written options	—	—	(23,369)	(23,369)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	365,451	365,451
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(279,594)	(1,282,343)	(1,561,937)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	(1,008,884)	—	—	(1,008,884)

Total Change in Unrealized Appreciation (Depreciation)		$(1,008,884)	$(279,594)	$(944,657)	$(2,233,135)

Average Notional Amount

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	$—	$—	$133,164,679	$133,179,679
Written Options	$—	$—	$(23,350,210)	$(23,350,210)
Written Swaptions	$—	$—	$(24,850,000)	$(24,850,000)
Written Inflation—Capped Options	$—	$—	$(2,200,000)	$(2,200,000)
Futures Contracts Long	$—	$—	$65,626,285	$65,626,285
Futures Contracts Short	$—	$—	$(143,412,080)	$(143,412,080)
Swap Contracts Long	$—	$9,132,575	$97,873,900	$107,006,475
Forward Contracts Long	$28,550,702	$—	$—	$28,550,702
Forward Contracts Short	$(90,970,247)	$—	$—	$(90,970,247)

Borrowings and other financing transactions summary

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2019:

Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)

Master Securities Forward Transaction Agreement Barclays Capital Inc.	$(181,618,068)	$(181,618,068)	$183,405,606	$1,787,538

Total Borrowings and Other Financing Transactions	$(181,618,068)

(a)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

42	MainStay VP PIMCO Real Return Portfolio

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total

Sale-Buyback Transactions
United States Treasury Obligations	$—	$46,274,340	$134,939,747	$—	$181,214,087

Total Borrowings	$—	$46,274,340	$134,939,747	$—	$181,214,087

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$181,214,087

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.

Effective, May 1, 2019, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed the following percentages of average daily net assets: Initial Class, 0.53%; and Service Class, 0.78%. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.50%. During the six-month period ended June 30, 2019, the effective management fee rate was 0.50%.

During the six-month period ended June 30, 2019, New York Life Investments earned fees from the Portfolio in the amount of $853,702, waived its fees and/or reimbursed expenses in the amount of $48,645, and paid the Subadvisor in the amount of $426,851.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the six-month period ended June 30, 2019, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Company	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$864	$38,764	$(38,824)	$—	$—	$804	$11	$—	804

43

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

As of June 30, 2019, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$569,287,846	$4,587,329	$(2,198,874)	$2,388,455

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $76,580,670, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$26,573	$50,008

During the year ended December 31, 2018, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2018
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$4,587,483	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 30, 2019, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 28, 2020, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 30, 2019, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended June 30, 2019, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the six-month period ended June 30, 2019, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended June 30, 2019, purchases and sales of U.S. government securities were $469,831 and $427,780, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $47,393 and $16,447, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended June 30, 2019, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/(Loss) (000’s)

$—	$543	$(17)

44	MainStay VP PIMCO Real Return Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the six-month period ended June 30, 2019 and the year ended December 31, 2018, were as follows:

Initial Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	143,462	$1,203,337
Shares redeemed	(389,623)	(3,323,367)

Net increase (decrease)	(246,161)	$(2,120,030)

Year ended December 31, 2018:
Shares sold	442,236	$3,714,900
Shares issued to shareholders in reinvestment of dividends and distributions	89,899	740,327
Shares redeemed	(438,397)	(3,643,210)

Net increase (decrease)	93,738	$812,017

Service Class	Shares	Amount

Six-month period ended June 30, 2019:
Shares sold	4,361,963	$36,853,438
Shares redeemed	(2,069,873)	(17,434,453)

Net increase (decrease)	2,292,090	$19,418,985

Year ended December 31, 2018:
Shares sold	5,154,188	$43,081,277
Shares issued to shareholders in reinvestment of dividends and distributions	467,591	3,847,156
Shares redeemed	(4,893,856)	(40,933,068)

Net increase (decrease)	727,923	$5,995,365

Note 10–Recent Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the six-month period ended June 30, 2019, events and transactions subsequent to June 30, 2019, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

45

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC 60 days after each fiscal quarter on Form N-PORT. The Portfolio’s holdings report is available without charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

46	MainStay VP PIMCO Real Return Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Mellon Investments Corporation

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a registered trade mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Semiannual Report

2019 Semiannual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1781636	MSVPPRR10-08/19 (NYLIAC) NI528

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	September 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	September 4, 2019

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	September 4, 2019

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.